AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2018

FILE NO. 033-02610

FILE NO. 811-04550

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 139

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 142

THE MAINSTAY FUNDS

(exact name of registrant as specified in charter)

51 MADISON AVENUE,

NEW YORK, NEW YORK 10010

(address of principal executive office)

REGISTRANT’S TELEPHONE NUMBER: (212) 576-7000

Copy to:

J. Kevin Gao, Esq. The MainStay Funds 30 Hudson Street Jersey City, NJ 07302	Thomas C. Bogle, Esq. Corey F. Rose, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on February 28, 2018, pursuant to paragraph (b)(1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on February 28, 2018, pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on ___________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for MainStay Equity Funds
MainStay Funds®	February 28, 2018

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
U.S. Equity
MainStay Epoch U.S. All Cap Fund	MAAAX	MAWNX	MAWBX	MAWCX	MATIX	-	-	-	MAWDX
MainStay Epoch U.S. Equity Yield Fund	EPLPX	EPLIX	EPLBX	EPLKX	EPLCX	EPLRX	EPLSX	EPLTX	EPLDX
MainStay Epoch U.S. Small Cap Fund	MOPAX	MOINX	MOTBX	MOPCX	MOPIX	MOPRX	MOTRX	MOVRX	-
MainStay Large Cap Growth Fund	MLAAX	MLINX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX	MLRSX
MainStay MacKay Common Stock Fund	MSOAX	MCSSX	MOPBX	MGOCX	MSOIX	-	MSORX	MSOSX	-
MainStay MacKay Growth Fund	KLGAX	KLGNX	KLGBX	KLGCX	KLGIX	-	KLGRX	-	-
MainStay MacKay S&P 500 Index Fund	MSXAX	MYSPX	-	-	MSPIX	-	-	-	-
MainStay MacKay U.S. Equity Opportunities Fund	MYCTX	MYCNX	-	MYCCX	MYCIX	-	-	-	-
MainStay MAP Equity Fund	MAPAX	MSMIX	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX	-

International
MainStay Epoch International Choice Fund	ICEVX	ICELX	-	ICEWX	ICEUX	ICETX	ICEYX	ICEZX	-
MainStay MacKay International Equity Fund	MSEAX	MINNX	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX	-
MainStay MacKay International Opportunities Fund	MYITX	MYINX	-	MYICX	MYIIX	-	-	-	-

Emerging Markets
MainStay Candriam Emerging Markets Equity Fund	MCYAX	MCYVX	-	MCYCX	MCYIX	-	-	-	MCYSX
MainStay MacKay Emerging Markets Equity Fund	MEOAX	MEOVX	-	MEOCX	MEOIX	-	-	-	MEODX

Global
MainStay Epoch Capital Growth Fund	MECDX	MECVX	-	MECEX	MECFX	-	-	-	-
MainStay Epoch Global Choice Fund	EPAPX	EPAIX	-	EPAKX	EPACX	-	-	-	-
MainStay Epoch Global Equity Yield Fund	EPSPX	EPSIX	-	EPSKX	EPSYX	-	EPSZX	EPSHX	EPSRX

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

U.S. Equity

International

MainStay Epoch International Choice Fund	45
MainStay MacKay International Equity Fund	50
MainStay MacKay International Opportunities Fund	55

Emerging Markets

MainStay Candriam Emerging Markets Equity Fund	61
MainStay MacKay Emerging Markets Equity Fund	65

Global

MainStay Epoch U.S. All Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.06%	0.37%	0.37%	0.37%	0.06%	0.04%
Total Annual Fund Operating Expenses	1.15%	1.46%	2.21%	2.21%	0.90%	0.88%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.85% on assets up to $500 million; 0.825% on assets from $500 million to $1 billion; and 0.80% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 661	$ 690	$ 224	$ 724	$ 224	$ 324	$ 92	$ 90
3 Years	$ 895	$ 986	$ 691	$ 991	$ 691	$ 691	$ 287	$ 281
5 Years	$ 1,148	$ 1,304	$ 1,185	$ 1,385	$ 1,185	$ 1,185	$ 498	$ 488
10 Years	$ 1,871	$ 2,200	$ 2,355	$ 2,355	$ 2,544	$ 2,544	$ 1,108	$ 1,084
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio consisting of equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. and issue securities that trade primarily in U.S. securities markets.

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MainStay Epoch U.S. All Cap Fund

Equity securities include common stocks and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stock. Convertible preferred stocks and debentures must be rated investment grade by an independent rating agency, such as Baa3 or better by Moody's Investors Service Inc. or BBB- or better by Standard & Poor's when purchased, or if unrated, considered by Epoch Investment Partners, Inc., the Fund’s Subadvisor, to be of comparable quality.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Although the Fund may invest in securities across all market capitalizations, it may invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities. The Fund may also invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable

5

MainStay Epoch U.S. All Cap Fund

to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 3000® Index as its primary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.85%
Worst Quarter
4Q/08	-27.32%

6

MainStay Epoch U.S. All Cap Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	22.73%	15.09%	7.14%
Return After Taxes on Distributions
Class I		19.29%	12.71%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.64%	11.78%	5.56%
Return Before Taxes
Class A	1/2/2004	15.66%	13.51%	6.25%
Investor Class	2/28/2008	15.44%	13.15%	6.88%
Class B	1/2/2004	16.16%	13.34%	5.65%
Class C	1/2/2004	20.09%	13.56%	5.64%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)		21.13%	15.58%	8.60%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

7

MainStay Epoch U.S. All Cap Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

8

MainStay Epoch U.S. Equity Yield Fund

Investment Objective

The Fund seeks current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.14%	0.34%	0.35%	0.35%	0.14%	0.23%	0.23%	0.23%	0.03%
Total Annual Fund Operating Expenses	1.07%	1.27%	2.03%	2.03%	0.82%	0.91%	1.16%	1.41%	0.71%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. Restated to reflect current management fees. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 653	$ 672	$ 206	$ 706	$ 206	$ 306	$ 84	$ 93	$ 118	$ 144	$ 73
3 Years	$ 872	$ 931	$ 637	$ 937	$ 637	$ 637	$ 262	$ 290	$ 368	$ 446	$ 227
5 Years	$ 1,108	$ 1,209	$ 1,093	$ 1,293	$ 1,093	$ 1,093	$ 455	$ 504	$ 638	$ 771	$ 395
10 Years	$ 1,784	$ 2,000	$ 2,163	$ 2,163	$ 2,358	$ 2,358	$ 1,014	$ 1,120	$ 1,409	$ 1,691	$ 883
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

9

MainStay Epoch U.S. Equity Yield Fund

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Fund may invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic

10

MainStay Epoch U.S. Equity Yield Fund

periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. The Fund commenced operations on December 3, 2008. Class A shares (formerly Class P shares) were first offered on February 3, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

On September 17, 2012, the Fund changed its investment objective and principal investment strategies. Performance figures for dates prior to September 17, 2012 reflect the Fund's prior investment objective and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2009-2017)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-16.22%

11

MainStay Epoch U.S. Equity Yield Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since Inception

Return Before Taxes
Class I	12/3/2008	16.91%	14.34%	14.45%
Return After Taxes on Distributions
Class I		15.08%	12.87%	12.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.45%	11.20%	11.64%
Return Before Taxes
Class A	2/3/2009	10.24%	12.77%	13.40%
Investor Class	11/16/2009	10.02%	12.57%	10.98%
Class C	11/16/2009	14.56%	13.02%	10.95%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		13.66%	14.04%	13.95%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	15.93%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2013
	Kera Van Valen, Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R1, Class R2, Class R3, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

12

MainStay Epoch U.S. Equity Yield Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

13

MainStay Epoch U.S. Small Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.14%	0.40%	0.40%	0.40%	0.14%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.24%	1.50%	2.25%	2.25%	0.99%	1.09%	1.34%	1.59%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 669	$ 694	$ 228	$ 728	$ 228	$ 328	$ 101	$ 111	$ 136	$ 162
3 Years	$ 922	$ 998	$ 703	$ 1,003	$ 703	$ 703	$ 315	$ 347	$ 425	$ 502
5 Years	$ 1,194	$ 1,323	$ 1,205	$ 1,405	$ 1,205	$ 1,205	$ 547	$ 601	$ 734	$ 866
10 Years	$ 1,967	$ 2,242	$ 2,396	$ 2,396	$ 2,585	$ 2,585	$ 1,213	$ 1,329	$ 1,613	$ 1,889
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

14

MainStay Epoch U.S. Small Cap Fund

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies with market capitalizations at the time of investment of $6 billion or less, which include common stocks, securities convertible into common stock and exchange traded funds ("ETFs") whose underlying securities are issued by small capitalization companies. The Fund may also invest in mid-cap stocks. Securities of U.S. companies are those traded primarily in the U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong

15

MainStay Epoch U.S. Small Cap Fund

financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 2500TM Index as its primary benchmark. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	38.29%
Worst Quarter
4Q/08	-25.23%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	1/12/1987	15.62%	13.58%	9.29%
Return After Taxes on Distributions
Class I		13.44%	13.08%	8.94%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.53%	10.88%	7.58%
Return Before Taxes
Class A	1/2/2004	8.99%	12.01%	8.36%
Investor Class	2/28/2008	8.69%	11.70%	9.01%
Class B	1/2/2004	9.15%	11.87%	7.91%
Class C	12/30/2002	13.15%	12.13%	7.91%
Class R1	7/31/2012	15.54%	13.47%	14.20%
Class R2	7/31/2012	15.23%	13.17%	13.91%
Class R3	2/29/2016	14.94%	20.50%	N/A
Russell 2500™ Index (reflects no deductions for fees, expenses, or taxes)		16.81%	14.33%	9.22%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-

16

MainStay Epoch U.S. Small Cap Fund

deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	Michael Caputo, Managing Director	Since 2016
	Justin Howell, Managing Director	Since February 2018
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

17

MainStay Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.13%	0.20%	0.20%	0.20%	0.13%	0.23%	0.23%	0.23%	0.01%
Total Annual Fund Operating Expenses	1.00%	1.07%	1.82%	1.82%	0.75%	0.85%	1.10%	1.35%	0.63%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 646	$ 653	$ 185	$ 685	$ 185	$ 285	$ 77	$ 87	$ 112	$ 137	$ 64
3 Years	$ 851	$ 872	$ 573	$ 873	$ 573	$ 573	$ 240	$ 271	$ 350	$ 428	$ 202
5 Years	$ 1,072	$ 1,108	$ 985	$ 1,185	$ 985	$ 985	$ 417	$ 471	$ 606	$ 739	$ 351
10 Years	$ 1,707	$ 1,784	$ 1,940	$ 1,940	$ 2,137	$ 2,137	$ 930	$ 1,049	$ 1,340	$ 1,624	$ 786
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

18

MainStay Large Cap Growth Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Fund's Subadvisor, invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: The Fund invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance.

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with

19

MainStay Large Cap Growth Fund

respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class A Shares

(by calendar year 2008-2017)

Best Quarter
1Q/12	17.20%
Worst Quarter
4Q/08	-22.57%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class A	7/1/1995	24.89%	14.18%	7.95%
Return After Taxes on Distributions
Class A		20.20%	11.23%	6.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class A		17.37%	10.89%	6.23%
Return Before Taxes
Investor Class	2/28/2008	24.72%	14.08%	8.82%
Class B	4/1/2005	26.02%	14.31%	7.66%
Class C	4/1/2005	30.06%	14.56%	7.67%
Class I	4/1/2005	32.39%	15.77%	8.87%
Class R1	4/1/2005	32.42%	15.65%	8.76%
Class R2	4/1/2005	31.95%	15.36%	8.49%
Class R3	4/28/2006	31.70%	15.07%	8.24%
Class R6	6/17/2013	32.51%	14.47%	N/A
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		30.21%	17.33%	10.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the

20

MainStay Large Cap Growth Fund

return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Winslow Capital Management, LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

21

MainStay MacKay Common Stock Fund

(formerly known as MainStay Common Stock Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%
Other Expenses	0.17%	0.43%	0.43%	0.43%	0.17%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.97%	1.23%	1.98%	1.98%	0.72%	1.07%	1.32%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 644	$ 668	$ 201	$ 701	$ 201	$ 301	$ 74	$ 109	$ 134
3 Years	$ 842	$ 919	$ 621	$ 921	$ 621	$ 621	$ 230	$ 340	$ 418
5 Years	$ 1,057	$ 1,188	$ 1,068	$ 1,268	$ 1,068	$ 1,068	$ 401	$ 590	$ 723
10 Years	$ 1,674	$ 1,957	$ 2,113	$ 2,113	$ 2,306	$ 2,306	$ 894	$ 1,306	$ 1,590
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 134% of the average value of its portfolio.

22

MainStay MacKay Common Stock Fund

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Fund primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $3.4 billion to $867.5 billion as of December 31, 2017) and the Russell 1000® Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

23

MainStay MacKay Common Stock Fund

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.68%
Worst Quarter
4Q/08	-22.08%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	6/1/1998	17.58%	14.38%	6.15%
Return After Taxes on Distributions
Class B		17.58%	14.33%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		9.95%	11.57%	4.95%
Return Before Taxes
Class A	6/1/1998	17.02%	14.48%	6.76%
Investor Class	2/28/2008	16.72%	14.18%	7.19%
Class C	9/1/1998	21.59%	14.60%	6.15%
Class I	12/28/2004	24.14%	16.08%	7.66%
Class R3	2/29/2016	23.38%	20.40%	N/A
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	8.59%

24

MainStay MacKay Common Stock Fund

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Migene Kim, Director	Since 2007
	Andrew Ver Planck, Managing Director	Since 2013
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R2 shares, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

25

MainStay MacKay Growth Fund

(formerly known as MainStay Cornerstone Growth Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses	0.15%	0.41%	0.41%	0.41%	0.14%	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%	1.36%	2.11%	2.11%	0.84%	1.20%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 656	$ 681	$ 214	$ 714	$ 214	$ 314	$ 86	$ 122
3 Years	$ 880	$ 957	$ 661	$ 961	$ 661	$ 661	$ 268	$ 381
5 Years	$ 1,123	$ 1,254	$ 1,134	$ 1,334	$ 1,134	$ 1,134	$ 466	$ 660
10 Years	$ 1,816	$ 2,095	$ 2,250	$ 2,250	$ 2,441	$ 2,441	$ 1,037	$ 1,455
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.

26

MainStay MacKay Growth Fund

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by companies, across sectors and industries using quantitative analysis to identify undervalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

27

MainStay MacKay Growth Fund

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance figures for Class A shares reflect the historical performance of the Class A and performance figures for Class I shares reflect the historical performance of the Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Keystone Large Cap Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective July 29, 2016, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class A Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	18.72%
Worst Quarter
4Q/08	-20.96%

28

MainStay MacKay Growth Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class A	8/7/2006	22.89%	11.04%	6.17%
Return After Taxes on Distributions
Class A		21.47%	8.74%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares
Class A		13.53%	8.07%	4.56%
Return Before Taxes
Investor Class	1/18/2013	22.56%	10.20%	N/A
Class B	1/18/2013	23.76%	10.37%	N/A
Class C	1/18/2013	27.77%	10.63%	N/A
Class I	11/2/2009	30.38%	12.58%	12.41%
Class R2	1/18/2013	29.93%	11.56%	N/A
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		30.21%	17.33%	10.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2016
	Migene Kim, Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan. Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

29

MainStay MacKay Growth Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

30

MainStay MacKay S&P 500 Index Fund

(formerly known as MainStay S&P 500 Index Fund)

Investment Objective

The Fund seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.16%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.17%	0.35%	0.17%
Total Annual Fund Operating Expenses	0.58%	0.76%	0.33%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current management fees. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I
Class
1 Year	$ 358	$ 375	$ 34
3 Years	$ 480	$ 536	$ 106
5 Years	$ 614	$ 710	$ 185
10 Years	$ 1,004	$ 1,214	$ 418
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

31

MainStay MacKay S&P 500 Index Fund

Investment Process: MacKay Shields LLC, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Index Strategy Risk: The Fund employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Fund will also decline. Also, the Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the Index.

Correlation Risk: The Fund's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Fund's shares. Therefore, there is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those

32

MainStay MacKay S&P 500 Index Fund

resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	15.82%
Worst Quarter
4Q/08	-21.95%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	21.45%	15.40%	8.18%
Return After Taxes on Distributions
Class I		17.57%	13.68%	7.21%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.25%	12.24%	6.54%
Return Before Taxes
Class A	1/2/2004	17.50%	14.42%	7.57%
Investor Class	2/28/2008	17.38%	14.30%	8.35%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

33

MainStay MacKay S&P 500 Index Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Francis J. Ok, Managing Director	Since 1996
	Lee Baker, Director	Since 2008
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

34

MainStay MacKay U.S. Equity Opportunities Fund

(formerly known as MainStay U.S. Equity Opportunities Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses[3]	0.16%	0.24%	0.25%	0.16%
Total Annual Fund Operating Expenses	1.41%	1.49%	2.25%	1.16%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

3. Restated to reflect current expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 686	$ 693	$ 228	$ 328	$ 118
3 Years	$ 972	$ 995	$ 703	$ 703	$ 368
5 Years	$ 1,279	$ 1,318	$ 1,205	$ 1,205	$ 638
10 Years	$ 2,148	$ 2,232	$ 2,585	$ 2,585	$ 1,409
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities. The Fund primarily invests in equity securities of well-established U.S. companies, primarily those with large capitalizations, that are in the Russell 1000® Index (the “Index”) or have market capitalizations that are similar to companies in the Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017). The Fund may also invest in equity securities with market capitalizations outside of the range of the Index.

35

MainStay MacKay U.S. Equity Opportunities Fund

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 140% of the Fund's net assets, and short positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. The Fund may invest in swaps, futures, forwards and options. The Fund may also invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in securities that the Fund has identified as overvalued or poised for underperformance.

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by constructing a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short (or obtain short exposure to) securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales or short exposure are intended to allow the Fund to earn returns on securities that it believes will depreciate in value and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

The Fund may sell a security or reduce or eliminate a short position if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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MainStay MacKay U.S. Equity Opportunities Fund

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by

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MainStay MacKay U.S. Equity Opportunities Fund

a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 1000® Index as its primary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	15.03%
Worst Quarter
4Q/08	-22.09%

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MainStay MacKay U.S. Equity Opportunities Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	6/29/2007	23.14%	18.45%	9.13%
Return After Taxes on Distributions
Class I		18.16%	14.67%	7.10%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.33%	13.67%	6.80%
Return Before Taxes
Class A	6/29/2007	16.22%	16.86%	8.27%
Investor Class	2/28/2008	16.03%	16.67%	8.67%
Class C	6/29/2007	20.90%	17.12%	7.87%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	8.59%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Mona Patni, Director	Since 2007
	Andrew Ver Planck, Managing Director	Since 2013
	Migene Kim, Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan, a $500 initial investment minimum and $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

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MainStay MAP Equity Fund

Investment Objective

The Fund seeks long-term appreciation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.10%	0.29%	0.30%	0.30%	0.10%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.10%	1.29%	2.05%	2.05%	0.85%	0.95%	1.20%	1.45%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.75% on assets up to $1 billion; 0.70% on assets from $1 billion to $3 billion; and 0.675% on assets over $3 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 656	$ 674	$ 208	$ 708	$ 208	$ 308	$ 87	$ 97	$ 122	$ 148
3 Years	$ 880	$ 936	$ 643	$ 943	$ 643	$ 643	$ 271	$ 303	$ 381	$ 459
5 Years	$ 1,123	$ 1,219	$ 1,103	$ 1,303	$ 1,103	$ 1,103	$ 471	$ 525	$ 660	$ 792
10 Years	$ 1,816	$ 2,021	$ 2,184	$ 2,184	$ 2,379	$ 2,379	$ 1,049	$ 1,166	$ 1,455	$ 1,735
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

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MainStay MAP Equity Fund

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity securities include common stocks, and securities convertible into, or exchangeable for, common stocks, across all market capitalizations. The Fund may also invest in foreign securities, which are generally securities issued by companies organized outside the U.S. and that are traded primarily in markets outside the United States.

The Fund employs two subadvisors, Epoch Investment Partners, Inc. ("Epoch") and Markston International LLC ("Markston"), with investment processes and styles that New York Life Investment Management LLC, the Fund's Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Fund's assets, as designated by the Manager from time to time.

Investment Process: The Subadvisors' investment processes and styles are as follows:

Epoch: Epoch invests primarily in companies that generate free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

Epoch may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Markston: Markston seeks to identify companies that it believes can emerge as market leaders, where current valuation is disconnected from positive long-term prospects and ultimately have the potential to develop premium valuations. In addition to applying existing valuation criteria like low multiples of price-to-book or cash flow, Markston looks for companies with identifiable catalysts, including insider buying, stock repurchases, management change, sale or spin-off of a division, industry consolidation, and tax loss carry-forwards. Markston generally looks for the presence of at least three of these catalysts to coincide with what it believes could enhance the return potential of a stock while also helping to minimize risk. Markston also assesses the judgment, quality, and integrity of company management and the track record of capital deployment. Finally, Markston will apply a rigorous discounted cash flow model as an important valuation tool in both buy and sell decisions.

Under normal circumstances, Markston holds securities for a relatively long period of time. However, certain securities may be acquired from time to time in an effort to earn short-term profits. Markston may sell an investment when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of future capital gains.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisors may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisors take temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

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MainStay MAP Equity Fund

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 3000® Index as its primary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

42

MainStay MAP Equity Fund

The Fund replaced one of its subadvisors effective January 9, 2017, and modified its principal investment strategies as of February 28, 2017 and March 13, 2017. The past performance in the bar chart and table prior to these dates reflects the Fund's prior subadvisor and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	17.73%
Worst Quarter
4Q/08	-22.97%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/21/1971	22.77%	13.09%	7.16%
Return After Taxes on Distributions
Class I		19.71%	10.82%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.19%	10.13%	5.60%
Return Before Taxes
Class A	6/9/1999	15.75%	11.54%	6.29%
Investor Class	2/28/2008	15.53%	11.34%	6.68%
Class B	6/9/1999	16.33%	11.51%	5.90%
Class C	6/9/1999	20.33%	11.77%	5.90%
Class R1	1/2/2004	22.66%	12.98%	7.04%
Class R2	1/2/2004	22.37%	12.70%	6.79%
Class R3	4/28/2006	22.07%	12.42%	6.52%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)		21.13%	15.58%	8.60%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. and Markston International LLC serve as the Fund's Subadvisors.

43

MainStay MAP Equity Fund

Subadvisors	Portfolio Managers	Fund Service Date
Markston International LLC	Christopher Mullarkey, Managing Member	Since 2002
	James Mulvey, Portfolio Manager	Since 2013
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2017
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

44

MainStay Epoch International Choice Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.18%	0.34%	0.34%	0.19%	0.32%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.23%	1.39%	2.14%	0.99%	1.12%	1.34%	1.59%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.04)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.23%	1.39%	2.14%	0.95%	1.12%	1.34%	1.59%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets over $7.5 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 668	$ 684	$ 217	$ 317	$ 97	$ 114	$ 136	$ 162
3 Years	$ 919	$ 966	$ 670	$ 670	$ 311	$ 356	$ 425	$ 502
5 Years	$ 1,188	$ 1,269	$ 1,149	$ 1,149	$ 543	$ 617	$ 734	$ 866
10 Years	$ 1,957	$ 2,127	$ 2,472	$ 2,472	$ 1,209	$ 1,363	$ 1,613	$ 1,889
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

45

MainStay Epoch International Choice Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio consisting mostly of equity securities of companies located outside the U.S., which may include companies in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies located outside of the United States. Equity securities include common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund will normally invest in companies located in at least three countries outside of the United States. A company is considered to be located in a particular country if it: (i) is organized under the laws of the country; (ii) has securities which are principally traded on a stock exchange in the country; (iii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; or (iv) maintains at least 50% of its assets in the country. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Canada, Western Europe, Asia and Australasia. The Fund may invest more than 25% of its net assets in securities of companies located in each of the United Kingdom and Japan. In order to gain additional exposure to international markets, the Fund may also invest in exchange traded funds ("ETFs"), whose underlying securities are issued by international companies.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

46

MainStay Epoch International Choice Fund

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, such as the United Kingdom or Japan, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

47

MainStay Epoch International Choice Fund

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI EAFE® Index as its primary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund replaced its subadvisor effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Fund's prior subadvisor and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	22.50%
Worst Quarter
3Q/11	-19.16%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/31/1997	25.59%	5.94%	1.65%
Return After Taxes on Distributions
Class I		25.47%	5.64%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.09%	4.81%	1.49%
Return Before Taxes
Class A	9/1/2006	18.37%	4.46%	0.77%
Investor Class	4/29/2008	18.14%	4.30%	1.01%
Class C	9/1/2006	23.13%	4.71%	0.42%
Class R1	9/1/2006	25.48%	5.84%	1.54%
Class R2	9/1/2006	25.15%	5.56%	1.25%
Class R3	9/1/2006	24.83%	5.28%	0.99%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

48

MainStay Epoch International Choice Fund

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	William J. Booth, Managing Director & Co-Chief Investment Officer	Since 2017
	J. Christian Kirtley, Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

49

MainStay MacKay International Equity Fund

(formerly known as MainStay International Equity Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.20%	0.55%	0.55%	0.55%	0.20%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.34%	1.69%	2.44%	2.44%	1.09%	1.19%	1.44%	1.69%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.89% on assets up to $500 million and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 679	$ 712	$ 247	$ 747	$ 247	$ 347	$ 111	$ 121	$ 147	$ 172
3 Years	$ 951	$ 1,053	$ 761	$ 1,061	$ 761	$ 761	$ 347	$ 378	$ 456	$ 533
5 Years	$ 1,244	$ 1,417	$ 1,301	$ 1,501	$ 1,301	$ 1,301	$ 601	$ 654	$ 787	$ 918
10 Years	$ 2,074	$ 2,438	$ 2,591	$ 2,591	$ 2,776	$ 2,776	$ 1,329	$ 1,443	$ 1,724	$ 1,998
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

50

MainStay MacKay International Equity Fund

Principal Investment Strategies

The Fund invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Fund's Subadvisor.

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which operate mainly outside the U.S. The Fund invests in securities of companies which conduct business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. The Fund may also invest in exchange-traded funds ("ETFs") to obtain this exposure or for other investment purposes.

Investment Process: The Subadvisor seeks to identify investment opportunities through “bottom-up” analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings.

Generally, the Fund seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Fund’s assets measured at the time of investment).

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has approached full valuation, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if industry group or country weights or individual positions need to be adjusted.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to

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pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary benchmark. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI EAFE® Index as secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	16.92%
Worst Quarter
3Q/11	-19.57%

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MainStay MacKay International Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	9/13/1994	25.68%	6.40%	1.82%
Return After Taxes on Distributions
Class B		25.68%	6.52%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		14.54%	5.13%	1.53%
Return Before Taxes
Class A	1/3/1995	24.82%	6.66%	2.34%
Investor Class	2/28/2008	24.33%	6.29%	2.62%
Class C	9/1/1998	29.68%	6.69%	1.82%
Class I	1/2/2004	32.34%	8.13%	3.19%
Class R1	1/2/2004	32.31%	8.04%	3.10%
Class R2	1/2/2004	31.94%	7.77%	2.84%
Class R3	4/28/2006	31.59%	7.48%	2.58%
MSCI ACWI® Ex U.S. Index (reflects no deductions for fees, expenses, or taxes)		27.19%	6.80%	1.84%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Carlos Garcia-Tunon, Managing Director	Since 2013
	Ian Murdoch, Director	Since 2017
	Lawrence Rosenberg, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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MainStay MacKay International Equity Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

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MainStay MacKay International Opportunities Fund

(formerly known as MainStay International Opportunities Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Broker Fees and Charges on Short Sales	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.36%	0.49%	0.47%	0.36%
Total Other Expenses[2]	0.37%	0.50%	0.48%	0.37%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.73%	1.86%	2.59%	1.48%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 716	$ 729	$ 262	$ 362	$ 151
3 Years	$ 1,065	$ 1,103	$ 805	$ 805	$ 468
5 Years	$ 1,437	$ 1,500	$ 1,375	$ 1,375	$ 808
10 Years	$ 2,479	$ 2,610	$ 2,925	$ 2,925	$ 1,768
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 179% of the average value of its portfolio.

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MainStay MacKay International Opportunities Fund

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies. The Fund will typically invest in companies with capitalizations similar to those in the MSCI EAFE® Index (the “Index”) at the time of investment (which ranged from $2.4 billion to $281.3 billion as of December 31, 2017). The Fund may also invest in equity securities of companies with market capitalizations outside of the range of the Index. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Fund's Subadvisor, MacKay Shields LLC, with significant investments under normal circumstances in at least three countries outside of the United States.

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 140% of the Fund's net assets, and short positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop.

The Fund may invest in swaps including total return swaps, futures, forwards and options. The Fund may also invest in American Depositary Receipts.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in such securities that the Fund has identified as overvalued or poised for underperformance.

Investment Process: Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by constructing a broadly-diversified portfolio of securities issued by a large number of companies, across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short (or obtain short exposure to) securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales or short exposure are intended to allow the Fund to earn returns on securities that it believes will depreciate in value and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

The Fund may sell a security or reduce or eliminate a short position if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using

56

MainStay MacKay International Opportunities Fund

quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment

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MainStay MacKay International Opportunities Fund

to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Geographic Focus Risk: The Fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical and other conditions in the countries or regions in which the Fund’s assets are invested. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI EAFE® Index as its primary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

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MainStay MacKay International Opportunities Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	24.94%
Worst Quarter
3Q/08	-22.31%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	9/28/2007	23.20%	9.48%	2.61%
Return After Taxes on Distributions
Class I		22.88%	9.01%	2.36%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		13.73%	7.68%	2.22%
Return Before Taxes
Class A	9/28/2007	16.17%	7.98%	1.80%
Investor Class	2/28/2008	16.05%	7.84%	2.53%
Class C	9/28/2007	20.86%	8.26%	1.48%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2007
	Ping Wang, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan, a $500 initial investment minimum and $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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MainStay MacKay International Opportunities Fund

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

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MainStay Candriam Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses[3]	0.61%	0.61%	0.61%	0.61%	0.61%
Acquired (Underlying) Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.90%	1.90%	2.65%	1.65%	1.65%
Waivers / Reimbursements[4]	(0.36)%	(0.36)%	(0.36)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	1.54%	1.54%	2.29%	1.19%	1.19%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current management fees. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

3. Based on estimated amounts for the current fiscal year.

4. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 1.50%; and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares and Class C shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods(except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 698	$ 698	$ 232	$ 332	$ 121	$ 121
3 Years	$ 1,081	$ 1,081	$ 789	$ 789	$ 475	$ 475
5 Years	$ 1,488	$ 1,488	$ 1,373	$ 1,373	$ 854	$ 854
10 Years	$ 2,622	$ 2,622	$ 2,957	$ 2,957	$ 1,916	$ 1,916
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund had not commenced operations as of October 31, 2017, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

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MainStay Candriam Emerging Markets Equity Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets. The Fund may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds (“ETFs”) to obtain this exposure or for other investment purposes. The Fund may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

Candriam Belgium, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Fund might increase the relative exposure to investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments, such as cash and cash equivalents.

The Fund may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

Investment Process: The Subadvisor seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction based portfolio, aiming for consistent risk-adjusted returns greater than the MSCI Emerging Markets Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends, relative to their country and/or sector. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. The Subadvisor seeks to reduce risk by diversifying the Fund over a large number of securities.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are

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MainStay Candriam Emerging Markets Equity Fund

in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund.

Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Derivatives may also increase the expenses of the Fund.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those

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MainStay Candriam Emerging Markets Equity Fund

resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the the Fund’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell.

New Fund Risk: The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Past Performance

Since the Fund does not have a full calendar year of performance as of the date of its Prospectus, no calendar year performance information for the Fund has been provided.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Candriam Belgium serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Candriam Belgium	Jan Boudewijns, Head of Emerging Markets Equity Management	Since 2017
	Philip Screve, Senior Fund Manager	Since 2017
	Mohamed Lamine Saidi, Senior Fund Manager	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay MacKay Emerging Markets Equity Fund

(formerly known as MainStay Emerging Markets Equity Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.25%	0.57%	0.55%	0.36%	0.35%
Acquired (Underlying) Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.54%	1.86%	2.59%	1.40%	1.39%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.21)%	(0.20)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.54%	1.86%	2.59%	1.19%	1.19%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current management fees. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 1.50%; and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class and Class C shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 698	$ 729	$ 262	$ 362	$ 121	$ 121
3 Years	$ 1,010	$ 1,103	$ 805	$ 805	$ 422	$ 420
5 Years	$ 1,343	$ 1,500	$ 1,375	$ 1,375	$ 746	$ 741
10 Years	$ 2,284	$ 2,610	$ 2,925	$ 2,925	$ 1,662	$ 1,651
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

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MainStay MacKay Emerging Markets Equity Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities issued by entities in, or tied economically to, emerging markets. The Fund may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds to obtain this exposure or for other investment purposes.

MacKay Shields LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and such other factors as deemed by the Subadvisor to be appropriate.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Fund might increase the relative exposure to investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents. The Fund may also invest in American Depositary Receipts.

The Fund may invest in futures.

Investment Process: Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor seeks to construct a broadly-diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor regularly evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund overweights, relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight securities that it believes are likely to underperform.

The Fund may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may

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MainStay MacKay Emerging Markets Equity Fund

contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the the Fund’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment

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MainStay MacKay Emerging Markets Equity Fund

relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Fund.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI Emerging Markets Index as its primary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2014-2017)

Best Quarter
1Q/17	15.03%
Worst Quarter
3Q/15	-18.04%

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MainStay MacKay Emerging Markets Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	11/15/2013	40.19%	5.40%
Return After Taxes on Distributions
Class I		40.34%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		23.45%	3.86%
Return Before Taxes
Class A	11/15/2013	32.43%	3.74%
Investor Class	11/15/2013	31.98%	3.49%
Class C	11/15/2013	37.66%	4.16%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)		37.28%	5.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2013
	Ping Wang, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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MainStay MacKay Emerging Markets Equity Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay Epoch Capital Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.15%	0.27%	0.24%	0.18%
Total Annual Fund Operating Expenses	1.15%	1.27%	1.99%	0.93%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 661	$ 672	$ 202	$ 302	$ 95
3 Years	$ 895	$ 931	$ 624	$ 624	$ 296
5 Years	$ 1,148	$ 1,209	$ 1,073	$ 1,073	$ 515
10 Years	$ 1,871	$ 2,000	$ 2,317	$ 2,317	$ 1,143
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of earning a high return on their invested capital relative to their cost of capital and that have positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies across all market capitalizations. Equity securities include, among others, common stocks, depositary receipts, master limited partnerships, real estate investment trusts, warrants, and rights. The Fund may invest up to 20% of its net assets in securities issued by companies located in emerging markets as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when they believe those

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MainStay Epoch Capital Growth Fund

securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount (ranging from 20% to 60%) of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund does not have any explicit limits on the weighting within any individual country or sector.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and, in the view of the Subadvisor, allocate free cash flow effectively to grow the value of the company. Free cash flow is the cash generated by a company’s operations, minus cash, taxes paid and all planned capital expenditures.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to reinvest it in a way that generates a return on investment that is greater than the firm's cost of capital.

The Subadvisor evaluates whether a company's high return on invested capital is likely to be sustainable by examining the structure of the business, the quality of management and its commitment to a sensible capital allocation policy, and the financial strength of the company.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

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MainStay Epoch Capital Growth Fund

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Fund could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares the Fund receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's performance for 2017. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay Epoch Capital Growth Fund

Annual Returns, Class I Shares

(calendar year 2017)

Best Quarter
1Q/17	7.92%
Worst Quarter
3Q/17	5.10%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	6/30/2016	27.12%	20.27%
Return After Taxes on Distributions
Class I		25.85%	19.41%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.98%	15.45%
Return Before Taxes
Class A	6/30/2016	19.85%	15.56%
Investor Class	6/30/2016	19.68%	15.46%
Class C	6/30/2016	24.62%	18.99%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	19.52%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2016
	Steven D. Bleiberg, Managing Director	Since 2016
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2016
	David J. Siino, Managing Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401

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MainStay Epoch Capital Growth Fund

or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

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MainStay Epoch Global Choice Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.10%	0.34%	0.34%	0.10%
Total Annual Fund Operating Expenses	1.30%	1.54%	2.29%	1.05%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.95% on assets up to $500 million; and 0.90% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 675	$ 698	$ 232	$ 332	$ 107
3 Years	$ 939	$ 1,010	$ 715	$ 715	$ 334
5 Years	$ 1,224	$ 1,343	$ 1,225	$ 1,225	$ 579
10 Years	$ 2,032	$ 2,284	$ 2,626	$ 2,626	$ 1,283
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a portfolio consisting of equity securities of companies across all market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies located throughout the world. U.S. equity securities include common stocks and depositary receipts. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless Epoch Investment Partners, Inc., the Fund's Subadvisor, deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S.

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securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities.

The Fund typically holds between 20 and 35 securities, which may be denominated in both U.S. or non-U.S. currencies.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain

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MainStay Epoch Global Choice Fund

an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five-and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure, and had different principal investment strategies and investment process, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	15.66%
Worst Quarter
4Q/08	-23.70%

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MainStay Epoch Global Choice Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	7/25/2005	28.17%	10.21%	4.91%
Return After Taxes on Distributions
Class I		27.07%	8.99%	4.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		16.86%	7.95%	3.82%
Return Before Taxes
Class A	8/15/2006	20.83%	8.70%	3.87%
Investor Class	11/16/2009	20.53%	8.44%	7.94%
Class C	11/16/2009	25.58%	8.86%	7.88%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2011
	William J. Booth, Managing Director & Co-Chief Investment Officer	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information.

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MainStay Epoch Global Equity Yield Fund

Investment Objective

The Fund seeks a high level of income. Capital appreciation is a secondary investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 105 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.19%	0.16%	0.16%	0.19%	0.28%	0.30%	0.04%
Total Annual Fund Operating Expenses	1.14%	1.11%	1.86%	0.89%	1.23%	1.50%	0.74%
Waivers / Reimbursements[2]	(0.05)%	0.00%	(0.02)%	(0.05)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.09%	1.11%	1.84%	0.84%	1.23%	1.50%	0.74%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 655	$ 657	$ 187	$ 287	$ 86	$ 125	$ 153	$ 76
3 Years	$ 888	$ 883	$ 583	$ 583	$ 279	$ 390	$ 474	$ 237
5 Years	$ 1,139	$ 1,128	$ 1,004	$ 1,004	$ 488	$ 676	$ 818	$ 411
10 Years	$ 1,856	$ 1,827	$ 2,178	$ 2,178	$ 1,091	$ 1,489	$ 1,791	$ 918
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

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MainStay Epoch Global Equity Yield Fund

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying companies across all market capitalizations. Equity securities include common stocks and depositary receipts. The Fund may invest up to 20% of its net assets in securities issued by companies located in emerging markets, as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when it believes those securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund seeks a dividend yield greater than the dividend yield of the MSCI World Index.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have

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MainStay Epoch Global Equity Yield Fund

less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay Epoch Global Equity Yield Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	14.30%
Worst Quarter
4Q/08	-15.14%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	12/27/2005	16.85%	9.56%	5.60%
Return After Taxes on Distributions
Class I		16.26%	8.43%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.31%	7.54%	4.39%
Return Before Taxes
Class A	8/2/2006	10.11%	8.04%	4.79%
Investor Class	11/16/2009	10.24%	8.05%	8.70%
Class C	11/16/2009	14.68%	8.45%	8.66%
Class R2	2/28/2014	16.47%	5.67%	N/A
Class R3	2/29/2016	16.15%	13.08%	N/A
Class R6	6/17/2013	17.02%	7.94%	N/A
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Kera Van Valen, Managing Director	Since 2014
	John Tobin, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the

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Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. The Funds may be subject to risks to different degrees. Not all investments/strategies of the Funds may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund’s Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, those investments may be counted on a mark-to-market basis for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. With respect to the Funds, a Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it may be changed without the vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in a Fund’s non-fundamental investment policy with respect to investments of the type suggested by its name. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including ETFs that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s

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liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Fund's performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at or near historically low levels. The Funds may be subject to heightened interest rate risk because the Federal Reserve may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in a Fund's income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund's susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability

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to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Fund or result in the deferral of losses that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders. As series of investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

Future regulatory developments may impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

Dividend-Paying Stocks

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Fund to produce current income while remaining fully diversified. The distributions received by a Fund may not qualify as income for Fund investors.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for

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compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.  The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional

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and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Fund may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability in such countries and regions. A Portfolio’s performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, a Fund’s investments in Japan may be subject to additional risks, including an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Additionally, a Fund’s investments in the United Kingdom subject the Fund to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Growth Stocks

Certain Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

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The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in Other Investment Companies

A Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Fund’s objective and investment program. A Fund generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies in addition to the management fees and other expenses paid by the Fund.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Lending of Portfolio Securities

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Board. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Liquidity and Valuation Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. Certain Funds are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Securities purchased by a Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

If one or more instruments in a Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In

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addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. A Fund (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate net asset values. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), such as the Funds. The rule may negatively impact a Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to Fund strategies in the future. The compliance date for certain requirements of the new rule is currently December 1, 2018 and June 1, 2019 for other requirements of the new rule.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Funds invest. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Multiple Manager Risk

The MainStay MAP Equity Fund's assets are managed by multiple Subadvisors. The Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Fund. One or more Subadvisors to the Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

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The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

New Fund Risk

The MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. As a result, the Fund has limited operating history and a small asset base. Until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base. There is no assurance that the Fund will grow to or maintain a viable size. In addition, Fund shareholders bear the risk that the Fund may not be successful in implementing its investment strategy. In either case, the Fund may be liquidated at any time without shareholder approval, which may result in adverse tax consequences for shareholders.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Fund. A Subadvisor’s judgment about whether securities acquired by the Fund will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, a Subadvisor or the Fund.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

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Rights and Warrants

To the extent that a Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such right or warrant.

Short Selling

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change

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in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Fund investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), each Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

In unusual market conditions, the MainStay MacKay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

Value Stocks

The Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities. Recently finalized rules include certain mandatory margin requirements for the to-be-announced (“TBA”) market, which may require the Funds to post collateral in connection with their TBA transactions.

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

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In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Initial Public Offerings ("IPOs")

IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Investments by Shareholders

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Master Limited Partnerships ("MLPs")

Certain Funds may invest no more than 25% of their total assets in MLPs that are qualified publicly traded partnerships under the Internal Revenue Code. MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investments in MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

The anticipated benefits to be derived from a Fund’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to entity-level U.S. federal income tax (as well as state and local taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund was treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income earned by the Fund. To the extent a distribution received by a Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

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MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in these sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Operational and Cyber Security Risk

The Funds are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Funds and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption or destruction and denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Repurchase Agreements

Certain Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund’s use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Risk of Increase in Expenses

Your actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Technology Stock Risk

A Fund may invest in technology companies. Such investments may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Fund’s investment in such companies, may be particularly

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vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Fund’s performance to be more volatile than a fund not invested in technology companies.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Other information about the Funds:

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay MacKay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

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The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at nylinvestments.com/funds. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund and MainStay Epoch Global Equity Yield Fund.

• “MainStay Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Income Builder Fund and MainStay MacKay Convertible Fund.

• “MainStay Tax-Exempt Funds” collectively refers to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund and MainStay Money Market Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

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• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries may be eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur greater or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the MainStay Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund

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shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without

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an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

5. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

6. 18 months or less with respect to MainStay MacKay Short Duration High Yield Fund.

7. 0.25% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

8. 0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

9. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

10. Does not apply to purchases by certain retirement plans.

11. $250,000 or more for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans held with a MainStay Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the MainStay Fund). Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

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• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund

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may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay MacKay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

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— Existing or retired MainStay Funds Trustee, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares

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through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Trustees, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at nylinvestments.com/funds/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Conservative Allocation Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay U.S. Equity Opportunities Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%

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Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Indexed Bond Fund and MainStay MacKay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1,

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2017 and July 31, 2017 and within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

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MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay MacKay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay MacKay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at nylinvestments.com/funds/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in

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Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of DST Asset Manager Solutions, Inc. that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the MainStay Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

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Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase MainStay Fund shares. The MainStay Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the MainStay Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each MainStay Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a MainStay Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay MacKay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold MainStay Fund shares. The MainStay Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers

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available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at nylinvestments.com/funds/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

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This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling MainStay Fund shares or are listed on MainStay Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the MainStay Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the MainStay Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the MainStay Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

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For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from MainStay Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the MainStay Fund’s shares.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and the Subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the Prospectus because the payments are not made by the MainStay Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING MAINSTAY FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

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If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Effective May 11, 2018, certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identity of beneficial owners. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. Neither the MainStay Funds, New York Life Investments nor the Board will be responsible for any loss in your account or tax liability resulting from any account closure or associated redemption of MainStay Fund shares.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the

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recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at nylinvestments.com/funds

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylinvestments.com/funds

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The MainStay Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the MainStay Funds at least 3 days prior to the scheduled purchase.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day after receiving your request in good order. However, it may take up to seven days to do so.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

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— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each MainStay Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each MainStay Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the MainStay Funds. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylinvestments.com/funds to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding MainStay Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the MainStay Funds. For more information, please call 800-MAINSTAY (624-6782).

The Prospectus and SAI, related regulatory filings, and any other MainStay Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The MainStay Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor or other parties who provide services to the Funds.

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Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be effected through a distribution of the MainStay Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another MainStay Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

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• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the MainStay Audio Response System and website at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylinvestments.com/funds, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

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• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay MacKay Convertible Fund
MainStay Balanced Fund	MainStay MacKay Emerging Markets Debt Fund
MainStay Candriam Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund
MainStay Conservative Allocation Fund	MainStay MacKay Growth Fund
MainStay Cushing MLP Premier Fund	MainStay MacKay International Equity Fund
MainStay Cushing Renaissance Advantage Fund	MainStay MacKay International Opportunities Fund
MainStay Cushing Energy Income Fund	MainStay MacKay New York Tax Free Opportunities Fund**
MainStay Epoch Capital Growth Fund	MainStay MacKay S&P 500 Index Fund
MainStay Epoch Global Choice Fund	MainStay MacKay Short Duration High Yield Fund
MainStay Epoch Global Equity Yield Fund	MainStay MacKay Tax Advantaged Short Term Bond Fund
MainStay Epoch International Choice Fund	MainStay MacKay Tax Free Bond Fund
MainStay Epoch U.S. All Cap Fund	MainStay MacKay Total Return Bond Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay MacKay Unconstrained Bond Fund
MainStay Epoch U.S. Small Cap Fund	MainStay MacKay U.S. Equity Opportunities Fund
MainStay Floating Rate Fund	MainStay MAP Equity Fund
MainStay Growth Allocation Fund	MainStay Moderate Allocation Fund

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MainStay Income Builder Fund	MainStay Moderate Growth Allocation Fund
MainStay Indexed Bond Fund	MainStay Money Market Fund
MainStay Large Cap Growth Fund	MainStay Retirement 2010 Fund
MainStay MacKay Government Fund	MainStay Retirement 2020 Fund
MainStay MacKay High Yield Corporate Bond Fund	MainStay Retirement 2030 Fund
MainStay MacKay High Yield Municipal Bond Fund	MainStay Retirement 2040 Fund
MainStay MacKay California Tax Free Opportunities Fund*	MainStay Retirement 2050 Fund
MainStay MacKay Common Stock Fund	MainStay Retirement 2060 Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting nylinvestments.com/funds or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend MainStay Fund Exchanges

If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively

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impact the MainStay Fund’s performance. For example, the Manager or a Subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

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FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the Subadvisor(s) (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at nylinvestments.com/funds 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate MainStay Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

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FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Convertible Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

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5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Tax-Exempt Funds

The MainStay Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay MacKay California Tax Free Opportunities Fund and MainStay MacKay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

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• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay MacKay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay MacKay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay MacKay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay MacKay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay MacKay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by MainStay MacKay New York Tax Free Opportunities Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay Tax Advantaged Short Term Bond Fund

MainStay MacKay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the MainStay MacKay Tax Advantaged Short Term Bond Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the MainStay MacKay Tax Advantaged Short Term Bond Fund to be able to pay distributions from its net tax-exempt income. Although the MainStay MacKay Tax Advantaged Short Term Bond Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the MainStay MacKay Tax Advantaged Short Term Bond Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the MainStay MacKay Tax Advantaged Short Term Bond Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the MainStay MacKay Tax Advantaged Short Term Bond Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay

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Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. As a regular corporation, the MLP Premier Fund is also subject to state and local income and other taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income and other tax liabilities in multiple state and local jurisdictions, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 21%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any taxable year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized

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in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as tax preference items for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such tax preference items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a

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particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (i.e., average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the MainStay Fund would not be eligible for the 20% deduction for their share of such taxable income.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the MainStay Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the

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Shareholder Guide

distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a MainStay Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2017, New York Life Investments and its affiliates managed approximately $542.6 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2017, the Funds paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2017
MainStay Epoch Capital Growth Fund	0.75%
MainStay Epoch Global Choice Fund	0.97%
MainStay Epoch Global Equity Yield Fund	0.70%
MainStay Epoch International Choice Fund	0.80%
MainStay Epoch U.S. All Cap Fund	0.84%
MainStay Epoch U.S. Equity Yield Fund	0.69%
MainStay Epoch U.S. Small Cap Fund	0.85%
MainStay Large Cap Growth Fund	0.62%
MainStay MacKay Common Stock Fund	0.55%
MainStay MacKay Emerging Markets Equity Fund	1.06%
MainStay MacKay Growth Fund	0.69%
MainStay MacKay International Equity Fund	0.89%
MainStay MacKay International Opportunities Fund	1.10%
MainStay MacKay S&P 500 Index Fund	0.22%
MainStay MacKay U.S. Equity Opportunities Fund	1.00%
MainStay MAP Equity Fund	0.75%

The MainStay Candriam Emerging Markets Equity Fund pays the Manager a management fee on the average daily net assets of the Fund of: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion. The Fund commenced operations on November 15, 2017 and, thus, paid no management fee to the Manager for the fiscal year-ended October 31, 2017.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2017.

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The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

Except as otherwise stated, each voluntary waiver or reimbursement discussed below may be discontinued at any time.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below.

MainStay Epoch International Choice Fund: Class R1, 1.05%; and Class R2, 1.30%

MainStay Large Cap Growth Fund: Class R1, 0.95%

MainStay MacKay Common Stock Fund: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%

MainStay MacKay Growth Fund: Class I, 0.92%

MainStay MacKay International Equity Fund: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%

MainStay MacKay International Opportunities Fund: Investor Class, 1.95%; and Class C, 2.70%

MainStay MacKay S&P 500 Index Fund: Investor Class, 0.70%

MainStay MacKay U.S. Equity Opportunities Fund: Investor Class, 1.60%; and Class C, 2.35%

Prior to the effective date of their current voluntary expense waiver/reimbursement arrangements, certain MainStay Funds had different arrangements in place.

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay Epoch Capital Growth Fund: Class A, 1.20%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

MainStay Epoch U.S. Equity Yield Fund: Class A, 1.14%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except for Class R6.

MainStay Large Cap Growth Fund: Class I, 0.88%. In addition, New York Life Investments has contractually agreed to waive a portion of its management fee for the Fund so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

MainStay MacKay Growth Fund: Class I, 1.09%

MainStay MacKay International Opportunities Fund: Class A, 1.85%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

MainStay MacKay S&P 500 Index Fund: Class A, 0.60%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

MainStay MacKay U.S. Equity Opportunities Fund: Class A, 1.50%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

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All Funds (Class R6)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I.

These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay MacKay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor.

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. Except for MainStay MacKay S&P 500 Index Fund, the shareholders of the Funds that are covered by this Prospectus have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors. Shareholders of a Fund must separately approve the use of the Current Order before it may be relied upon to hire or to modify existing or future subadvisory agreements with Wholly-Owned Subadvisors. The shareholders of the MainStay MacKay Growth Fund and the MainStay Epoch Capital Growth Fund have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including in the manner contemplated by the Current Order. The shareholders of the other Funds that are covered by this Prospectus have not approved the use of the Current Order with respect to affiliated subadvisors, including any Wholly-Owned Subadvisors.

Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

Candriam Belgium S.A. (“Candriam Belgium”) is located at Avenue des Arts 58, 1000 Brussels, Belgium. Candriam Belgium is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2017, Candriam Belgium managed approximately $95.76 billion in assets. Candriam Belgium is the Subadvisor to the MainStay Candriam Emerging Markets Equity Fund.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2017, Epoch managed approximately $49.5 billion in assets. Epoch is the subadvisor to the MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity

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Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund and a portion of the MainStay MAP Equity Fund.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2017, MacKay Shields managed approximately $97.7 billion in assets. MacKay Shields is the subadvisor to the MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund and MainStay MacKay U.S. Equity Opportunities Fund.

Markston International LLC ("Markston") is located at 445 Hamilton Avenue, White Plains, New York 10601. Markston was established in 1981 as Markston Investment Management, and was reorganized in 1999. As of December 31, 2017, Markston managed approximately $985 million in assets. Markston is the subadvisor for a portion of the MainStay MAP Equity Fund.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2017, Winslow Capital managed approximately $20.5 billion in assets. Winslow is the subadvisor to the MainStay Large Cap Growth Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Lee Baker

Mr. Baker has managed the MainStay MacKay S&P 500 Index Fund since 2008. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2005. Mr. Baker is responsible for enhancing the algorithmic trading process for the portfolio management teams. Mr. Baker received his BA in Economics from Occidental College. He has been in the investment management industry since 1998.

Steven D. Bleiberg

Mr. Bleiberg has been a portfolio manager of the MainStay Epoch Capital Growth Fund since 2016. Mr. Bleiberg joined Epoch Investment Partners in 2014, where he is Managing Director and Portfolio Manager. Prior to joining Epoch, Mr. Bleiberg was a portfolio manager with Legg Mason. Mr. Bleiberg holds an AB from Harvard and an MS from the Sloan School of Management at MIT with a concentration in Finance.

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the MainStay Epoch Global Choice Fund since 2014 and the MainStay Epoch International Choice Fund since 2017. Mr. Booth joined Epoch in 2009, where he is a Managing Director, Co-Chief Investment Officer and Portfolio Manager. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Jan Boudewijns

Mr. Boudewijns has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. Mr. Boudewijns joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has experience in Emerging Markets since 1994 and 35 years of investment experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

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Patrick M. Burton, CFA

Mr. Burton is a Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay Large Cap Growth Fund since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

Michael Caputo

Mr. Caputo has been a portfolio manager of the MainStay Epoch U.S. Small Cap Fund since 2016. He is a Managing Director, Portfolio Manager and a Senior Research Analyst of Epoch Investment Partners, Inc. Mr. Caputo is a portfolio manager for Epoch’s U.S. Small and SMID investment strategies. Prior to joining Epoch, Mr. Caputo was a portfolio manager and senior research analyst at Cramer Rosenthal McGlynn, beginning in 2002. Previously, Mr. Caputo was a vice president in Corporate Finance at Morgan Stanley. He earned a BA from the University of Notre Dame and an MBA from The Wharton School of the University of Pennsylvania.

Carlos Garcia-Tunon, CFA

Mr. Garcia-Tunon is a Managing Director at MacKay Shields LLC and Head of the Fundamental Equity Team, as well as the team’s Lead Portfolio Manager. He has been a portfolio manager for the MainStay MacKay International Equity Fund since 2013. Prior to 2011, Mr. Garcia-Tunon was a Vice President and Portfolio Manager at Morgan Stanley Investment Management, focusing on international and global equities. He received his MBA from the Wharton School of the University of Pennsylvania, where he was a Robert Toigo Foundation fellow, and obtained his BS in finance from Georgetown University. He has been in the investment management industry since 1999. He is a CFA® charterholder.

Justin Howell, CFA

Mr. Howell has managed the MainStay Epoch U.S. Small Cap Fund since February 2018. He is a Managing Director, Senior Research Analyst and Portfolio Manager of Epoch Investment Partners, Inc., focusing on Epoch’s U.S. Small and SMID investment strategies. Prior to joining Epoch in 2012, he spent nine years at JPMorgan Chase as a research analyst. Mr. Howell has experience in the consumer, financial services and healthcare services sectors and previously worked in the research department at FTN Midwest Research. He earned a BA in Business Administration from the University of Michigan and is a CFA® charterholder.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a portfolio manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay Large Cap Growth Fund since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Migene Kim, CFA

Ms. Kim is a Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay MacKay Common Stock Fund since 2007, the MainStay MacKay U.S. Equity Opportunities Fund since 2014 and the MainStay MacKay Growth Fund since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

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J. Christian Kirtley, CFA

Mr. Kirtley has been a portfolio manager of the MainStay Epoch International Choice Fund since 2017. Prior to joining Epoch, Mr. Kirtley managed these funds for Institutional Capital LLC since 2015.  He earned a BS from the University of North Carolina at Chapel Hill and is a CFA® charterholder. Mr. Kirtley has 13 years of industry experience.

Christopher Mullarkey

Mr. Mullarkey is the Managing Member of Markston International, has 25 years of experience in the investment business and has been a portfolio manager for the MainStay MAP Equity Fund since 2002. He received an MBA from NYU Stern School of Business.

James Mulvey

Mr. Mulvey is a Member of Markston International and has been a portfolio manager for the MainStay MAP Equity Fund since 2013. Prior to joining Markston in 2012, Mr. Mulvey managed over $2 billion in large cap and all cap strategies for Endurance Capital from 1996 to 2011. Mr. Mulvey received his BS from New York University.

Ian Murdoch, CFA

Mr. Murdoch is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay MacKay International Equity Fund since 2017. Mr. Murdoch has been with the firm, including predecessor entities, since 2009. He received his BA from Columbia University. He has been in the investment management industry since 2000. He is a CFA® charterholder.

Francis J. Ok

Mr. Ok has managed the MainStay MacKay S&P 500 Index Fund since 1996. Mr. Ok is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 1994. Mr. Ok is also responsible for managing and running the equity trading desk. Mr. Ok holds a BS in Economics from Northeastern University.

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay MacKay U.S. Equity Opportunities Fund since 2007 and the MainStay MacKay Common Stock Fund since 2014. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

David N. Pearl

Mr. Pearl has been a portfolio manager of the MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Small Cap Fund since 2009, MainStay Epoch Global Choice Fund since 2011 and the MainStay MAP Equity Fund since 2017. Mr. Pearl co-founded Epoch in 2004, where he is Executive Vice President, Co-Chief Investment Officer and Portfolio Manager. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford Graduate School of Business.

William W. Priest, CFA

Mr. Priest has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Equity Yield Fund since 2009, and the MainStay Epoch Capital Growth Fund since 2016. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

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Lawrence Rosenberg, CFA

Mr. Rosenberg is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay MacKay International Equity Fund since 2017. Mr. Rosenberg has been with the firm, including predecessor entities, since 2008. He received a BS in Electrical Engineering from The Johns Hopkins University and obtained a Bachelor in Music from The Peabody Conservatory of Music. He has been in the investment management industry since 1998 and is a CFA® charterholder.

Mohamed Lamine Saidi

Mr. Saidi has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

Philip Screve

Mr. Screve has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 18 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

David J. Siino, CFA, CAIA

Mr. Siino has been a portfolio manager of the MainStay Epoch Capital Growth Fund since 2016. Mr. Siino joined Epoch in 2007, where he is a Managing Director, Portfolio Manager and Senior Research Analyst. Prior to joining Epoch in 2007, Mr. Siino was a research analyst with Gabelli & Company where he was responsible for covering the financial services sector, overseeing the automotive sector research team and making buy/sell recommendations for the Gabelli mutual funds. Mr. Siino holds a BA from Hofstra University and an MBA from Baruch College. He is also a CFA® & CAIA charterholder.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the MainStay Epoch U.S. Equity Yield Fund since 2013 and the MainStay Epoch Global Equity Yield Fund since 2014. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the MainStay Epoch U.S. Equity Yield Fund since 2013 and the MainStay Epoch Global Equity Yield Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

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Andrew Ver Planck, CFA

Mr. Ver Planck has managed the MainStay MacKay International Opportunities Fund since 2007, the MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay U.S. Equity Opportunities Fund since 2013, and the MainStay MacKay Growth Fund since 2016. He is a Managing Director and Head of the Systematic Equity team, as well as the team’s Lead Portfolio Manager. He has been with MacKay Shields LLC or its predecessors since 2005. As lead of the Systematic Equity research team, he is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He has been in the investment management industry since 2000 and is a CFA® charterholder.

Ping Wang, PhD

Mr. Wang has been a portfolio manager of the Mainstay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund since 2017. He is a Director at MacKay Shields LLC. Prior to joining the firm, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin. He has been in the investment management industry since 1998.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and the MainStay Epoch U.S. Small Cap Fund since 2009, the MainStay Epoch Capital Growth Fund since 2016, and the MainStay Epoch International Choice Fund and MainStay MAP Equity Fund since 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Quantitative Research and Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

141

Know With Whom You Are Investing

MAINSTAY EPOCH CAPITAL GROWTH FUND: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Global Equity Capital Reinvestment Composite is provided to illustrate the past performance of Epoch, the MainStay Epoch Capital Growth Fund’s Subadvisor, in managing all discretionary accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Epoch has managed two discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since July 1, 2013. William W. Priest, Steven D. Bleiberg, Michael A. Welhoelter and David J. Siino, the Fund’s portfolio managers, are the current portfolio managers of the accounts. Messrs. Priest, Welhoelter and William J. Booth were the portfolio managers of the accounts since their inception. Mr. Bleiberg has been part of the portfolio management team since 2014 and became a named portfolio manager on December 31, 2015. Mr. Siino became a named portfolio manager on September 22, 2016. Effective February 28, 2018, Mr. Booth is no longer a portfolio manager of the MainStay Epoch Capital Growth Fund or the accounts. Since inception of the accounts, no other person played a significant role in achieving the accounts’ performance. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the MSCI World Index, the Composite’s and the Fund’s benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflects the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	MSCI World Index (Net)
2017	27.72%	28.24%	22.40%
2016	5.23%	5.64%	7.51%
2015	0.83%	1.69%	-0.87%
2014	5.22%	6.11%	4.94%
2013*	15.02%	15.50%	16.83%

Annualized Returns as of 12/31/2017
1 Year	27.72%	28.24%	22.40%
2 Years	15.94%	16.40%	14.71%
3 Years	10.66%	11.27%	9.26%
4 Years	9.28%	9.96%	8.17%
Since Inception (7/1/13)	11.62%	12.35%	11.00%

* Represents period starting July 1, 2013 (Composite inception date) through December 31, 2013.

Note: The Composite is composed of two discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

142

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

The financial highlights for MainStay MacKay Growth Fund reflect the historical financial highlights of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds (“Keystone Fund”). Upon completion of the reorganization of Keystone Fund with and into MainStay MacKay Growth Fund, which occurred on January 11, 2013, Class A and Class I shares of MainStay MacKay Growth Fund assumed the performance, financial and other historical information of the Class A and Class I shares of Keystone Fund.

The information for all periods prior to January 11, 2013 has been audited by the independent registered public accounting firm for Keystone Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund. The reports of the Predecessor Accounting Firm, along with Keystone Fund’s financial statements (which have been adopted by the Fund), are included in the annual reports of Keystone Fund, which are available upon request.

Please note that as of July 1, 2013, the fiscal year end for the MainStay MacKay Growth Fund changed from June 30 to October 31.

Except as mentioned above, the information has been audited by KPMG LLP, whose report, along with each Fund’s financial statements (other than MainStay Candriam Emerging Markets Equity Fund), is included in each Fund’s Annual Report, which is available upon request.

143

Financial Highlights

MainStay Epoch Capital Growth

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class A	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.10	$ 10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.42	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.47	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$ 12.55	$ 10.10

Total investment return (b)	24.52%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.22%††
Net expenses	1.15%	1.20%††
Expenses (before waiver/reimbursement)	1.15%	1.61%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 110	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.10	$ 10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.41	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.46	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$ 12.54	$ 10.10

Total investment return (b)	24.43%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.23%††
Net expenses	1.27%	1.20%††
Expenses (before waiver/reimbursement)	1.27%	1.61%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 75	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

144

Financial Highlights

MainStay Epoch Capital Growth

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class C	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.08	$ 10.00

Net investment income (loss)	(0.03)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	2.39	0.10
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)

Total from investment operations	2.36	0.08

Net asset value at end of period	$ 12.44	$ 10.08

Total investment return (b)	23.41%	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.50%)††
Net expenses	1.99%	1.95% ††
Expenses (before waiver/reimbursement)	1.99%	2.36% ††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 41	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Class I	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.11	$ 10.00

Net investment income (loss)	0.09 (a)	0.02
Net realized and unrealized gain (loss) on investments	2.40	0.09
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)

Total from investment operations	2.49	0.11

Less dividends:
From net investment income	(0.03)	—

Net asset value at end of period	$ 12.57	$ 10.11

Total investment return (b)	24.74%	1.10%
Net investment income (loss)	0.78%	0.63%††
Net expenses	0.93%	0.95%††
Expenses (before waiver/reimbursement)	0.93%	1.36%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 107,596	$ 82,970

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

145

Financial Highlights

MainStay Epoch Global Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 16.91	$ 18.75	$ 19.75	$ 20.39	$ 16.09

Net investment income (loss) (a)	0.11	0.10	0.11	0.09	0.10
Net realized and unrealized gain (loss) on investments	4.40	(0.96)	0.28	0.63	4.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.50	(0.87)	0.38	0.71	4.34

Less dividends and distributions:
From net investment income	(0.14)	(0.11)	(0.09)	(0.07)	(0.04)
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.14)	(0.97)	(1.38)	(1.35)	(0.04)

Net asset value at end of year	$ 21.27	$ 16.91	$ 18.75	$ 19.75	$ 20.39

Total investment return (b)	26.81%	(4.84%)	2.03%	3.60%	27.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.55% (c)	0.59%	0.47%	0.54%
Net expenses	1.32%	1.34% (d)	1.34%	1.34%	1.38%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 3,660	$ 4,507	$ 5,561	$ 4,757	$ 6,219

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.

(d) Without the custody fee reimbursement, net expenses would have been 1.35%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 16.81	$ 18.64	$ 19.65	$ 20.31	$ 16.03

Net investment income (loss) (a)	0.06	0.05	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	4.38	(0.94)	0.27	0.61	4.22
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.43	(0.90)	0.33	0.66	4.28

Less dividends and distributions:
From net investment income	(0.10)	(0.07)	(0.05)	(0.04)	(0.00)‡
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.10)	(0.93)	(1.34)	(1.32)	(0.00)‡

Net asset value at end of year	$ 21.14	$ 16.81	$ 18.64	$ 19.65	$ 20.31

Total investment return (b)	26.47%	(5.04%)	1.74%	3.33%	26.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.31% (c)	0.35%	0.31%	0.38%
Net expenses	1.56%	1.58% (d)	1.58%	1.59%	1.61%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 846	$ 674	$ 727	$ 618	$ 537

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.

(d) Without the custody fee reimbursement, net expenses would have been 1.59%.

146

Financial Highlights

MainStay Epoch Global Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.99	$ 17.84	$ 18.94	$ 19.73	$ 15.68

Net investment income (loss) (a)	(0.07)	(0.07)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	4.17	(0.91)	0.28	0.58	4.14
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.09	(0.99)	0.19	0.49	4.05

Less distributions from net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Net asset value at end of year	$ 20.08	$ 15.99	$ 17.84	$ 18.94	$ 19.73

Total investment return (b)	25.58%	(5.78%)	1.04%	2.53%	25.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.45%)(c)	(0.43%)	(0.41%)	(0.47%)
Net expenses	2.31%	2.33% (d)	2.33%	2.34%	2.36%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 1,559	$ 1,396	$ 1,719	$ 1,261	$ 806

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.46)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.34%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.45	$ 19.31	$ 20.30	$ 20.92	$ 16.50

Net investment income (loss) (a)	0.16	0.15	0.16	0.16	0.15
Net realized and unrealized gain (loss) on investments	4.53	(0.99)	0.29	0.62	4.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.68	(0.85)	0.44	0.77	4.50

Less dividends and distributions:
From net investment income	(0.19)	(0.15)	(0.14)	(0.11)	(0.08)
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.19)	(1.01)	(1.43)	(1.39)	(0.08)

Net asset value at end of year	$ 21.94	$ 17.45	$ 19.31	$ 20.30	$ 20.92

Total investment return (b)	27.07%	(4.56%)	2.30%	3.82%	27.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.83% (c)	0.82%	0.80%	0.80%
Net expenses	1.07%	1.09% (d)	1.09%	1.09%	1.13%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 195,813	$ 169,788	$ 235,074	$ 221,219	$ 185,789

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.

(d) Without the custody fee reimbursement, net expenses would have been 1.10%.

147

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.42	$ 18.83	$ 20.30	$ 19.33	$ 16.16

Net investment income (loss) (a)	0.49	0.53	0.63	0.82	0.56
Net realized and unrealized gain (loss) on investments	2.24	(0.41)	(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.73	0.12	(0.26)	1.60	3.70

Less dividends and distributions:
From net investment income	(0.49)	(0.51)	(0.74)	(0.59)	(0.53)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.49)	(1.53)	(1.21)	(0.63)	(0.53)

Net asset value at end of year	$ 19.66	$ 17.42	$ 18.83	$ 20.30	$ 19.33

Total investment return (b)	15.88%	0.87%	(1.26%)	8.32%	23.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62%	2.97%	3.24%	4.12%	3.18%
Net expenses	1.14%	1.11%(c)	1.09%	1.07%	1.05%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 782,204	$ 900,737	$ 973,044	$ 972,426	$ 726,215

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.39	$ 18.80	$ 20.28	$ 19.31	$ 16.14

Net investment income (loss) (a)	0.49	0.53	0.62	0.81	0.55
Net realized and unrealized gain (loss) on investments	2.25	(0.41)	(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.74	0.12	(0.27)	1.59	3.69

Less dividends and distributions:
From net investment income	(0.50)	(0.51)	(0.74)	(0.58)	(0.52)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.50)	(1.53)	(1.21)	(0.62)	(0.52)

Net asset value at end of year	$ 19.63	$ 17.39	$ 18.80	$ 20.28	$ 19.31

Total investment return (b)	15.93%	0.87%	(1.28%)	8.32%	23.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	3.04%	3.20%	4.04%	3.14%
Net expenses	1.11%	1.11%(c)	1.11%	1.09%	1.10%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 10,849	$ 10,419	$ 11,693	$ 9,940	$ 7,237

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

148

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.30	$ 18.71	$ 20.18	$ 19.22	$ 16.08

Net investment income (loss) (a)	0.35	0.40	0.47	0.65	0.42
Net realized and unrealized gain (loss) on investments	2.24	(0.41)	(0.88)	0.80	3.12
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.59	(0.01)	(0.41)	1.44	3.54

Less dividends and distributions:
From net investment income	(0.36)	(0.38)	(0.59)	(0.44)	(0.40)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.36)	(1.40)	(1.06)	(0.48)	(0.40)

Net asset value at end of year	$ 19.53	$ 17.30	$ 18.71	$ 20.18	$ 19.22

Total investment return (b)	15.08%	0.11%	(2.04%)	7.52%	22.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.26%	2.46%	3.26%	2.39%
Net expenses	1.86%	1.86%(c)	1.86%	1.84%	1.85%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 189,291	$ 221,557	$ 263,213	$ 252,916	$ 175,634

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.39	$ 18.80	$ 20.28	$ 19.31	$ 16.14

Net investment income (loss) (a)	0.53	0.57	0.68	0.85	0.60
Net realized and unrealized gain (loss) on investments	2.25	(0.40)	(0.89)	0.81	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	(0.01)	(0.00)‡

Total from investment operations	2.78	0.17	(0.22)	1.65	3.74

Less dividends and distributions:
From net investment income	(0.54)	(0.56)	(0.79)	(0.64)	(0.57)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.54)	(1.58)	(1.26)	(0.68)	(0.57)

Net asset value at end of year	$ 19.63	$ 17.39	$ 18.80	$ 20.28	$ 19.31

Total investment return (b)	16.20%	1.12%	(1.06%)	8.60%	23.63%
Net investment income (loss)	2.87%	3.25%	3.49%	4.27%	3.42%
Net expenses	0.89%	0.86%(c)	0.84%	0.82%	0.80%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 2,850,185	$ 2,817,292	$ 3,358,771	$ 3,609,899	$ 2,222,748

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

149

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017	2016	2015	2014
Net asset value at beginning of period	$ 17.42	$ 18.83	$ 20.30	$ 19.85

Net investment income (loss) (a)	0.48	0.50	0.59	0.42
Net realized and unrealized gain (loss) on investments	2.25	(0.39)	(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	2.73	0.11	(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.48)	(0.50)	(0.72)	(0.47)
From net realized gain on investments	—	(1.02)	(0.47)	—

Total dividends and distributions	(0.48)	(1.52)	(1.19)	(0.47)

Net asset value at end of period	$ 19.67	$ 17.42	$ 18.83	$ 20.30

Total investment return (b)	15.83%	0.77%	(1.34%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.86%	3.09%	3.25%††
Net expenses	1.23%	1.21%(c)	1.19%	1.17%††
Portfolio turnover rate	18%	21%	33%	15%
Net assets at end of period (in 000’s)	$ 293	$ 374	$ 165	$ 26

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 17.41	$ 16.80

Net investment income (loss) (a)	0.29	0.29
Net realized and unrealized gain (loss) on investments	2.39	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01

Total from investment operations	2.68	0.99

Less dividends from net investment income	(0.44)	(0.38)

Net asset value at end of period	$ 19.65	$ 17.41

Total investment return (b)	15.53%	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	2.42%††
Net expenses	1.50%	1.45%††
Portfolio turnover rate	18%	21%
Net assets at end of period (in 000’s)	$ 543	$ 51

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

150

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 17.40	$ 18.81	$ 20.28	$ 19.31	$ 18.09

Net investment income (loss) (a)	0.48	0.53	0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	2.33	(0.34)	(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.81	0.19	(0.19)	1.66	1.53

Less dividends:
From net investment income	(0.57)	(0.58)	(0.81)	(0.65)	(0.31)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.57)	(1.60)	(1.28)	(0.69)	(0.31)

Net asset value at end of period	$ 19.64	$ 17.40	$ 18.81	$ 20.28	$ 19.31

Total investment return (b)	16.36%	1.25%	(0.90%)	8.69%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%	3.04%	2.94%	4.29%	2.18%††
Net expenses	0.74%	0.74%(c)	0.74%	0.74%	0.74%††
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of period (in 000’s)	$ 111,720	$ 33,404	$ 13,867	$ 156	$ 27

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

151

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.39	$ 32.22	$ 34.61	$ 35.20	$ 28.49

Net investment income (loss) (a)	0.34	0.40	0.44	1.25	0.44
Net realized and unrealized gain (loss) on investments	6.41	(1.83)	(1.91)	(1.55)	6.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.75	(1.44)	(1.49)	(0.31)	7.23

Less dividends:
From net investment income	(0.94)	(0.39)	(0.90)	(0.28)	(0.52)

Net asset value at end of year	$ 36.20	$ 30.39	$ 32.22	$ 34.61	$ 35.20

Total investment return (b)	22.95%	(4.49%)	(4.29%)	(0.89%)	25.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.32%	1.28%	3.49%	1.40%
Net expenses	1.23%	1.24%(c)	1.22%	1.21%	1.27%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 33,997	$ 36,584	$ 56,710	$ 95,712	$ 379,556

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.36	$ 32.19	$ 34.58	$ 35.16	$ 28.45

Net investment income (loss) (a)	0.30	0.37	0.37	0.95	0.41
Net realized and unrealized gain (loss) on investments	6.39	(1.84)	(1.89)	(1.29)	6.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.69	(1.48)	(1.54)	(0.35)	7.18

Less dividends:
From net investment income	(0.92)	(0.35)	(0.85)	(0.23)	(0.47)

Net asset value at end of year	$ 36.13	$ 30.36	$ 32.19	$ 34.58	$ 35.16

Total investment return (b)	22.74%	(4.63%)	(4.44%)	(1.00%)	25.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.24%	1.10%	2.68%	1.30%
Net expenses	1.39%	1.39%(c)	1.36%	1.35%	1.39%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 6,757	$ 7,802	$ 9,151	$ 9,326	$ 9,968

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

152

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 29.74	$ 31.52	$ 33.84	$ 34.44	$ 27.87

Net investment income (loss) (a)	0.04	0.14	0.12	0.68	0.17
Net realized and unrealized gain (loss) on investments	6.30	(1.81)	(1.84)	(1.27)	6.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.34	(1.68)	(1.74)	(0.60)	6.82

Less dividends:
From net investment income	(0.67)	(0.10)	(0.58)	(0.00)‡	(0.25)

Net asset value at end of year	$ 35.41	$ 29.74	$ 31.52	$ 33.84	$ 34.44

Total investment return (b)	21.82%	(5.35%)	(5.14%)	(1.74%)	24.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.47%	0.36%	1.95%	0.54%
Net expenses	2.14%	2.14%(c)	2.11%	2.10%	2.14%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 11,625	$ 12,156	$ 15,995	$ 16,522	$ 17,386

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.46	$ 32.30	$ 34.79	$ 35.37	$ 28.63

Net investment income (loss) (a)	0.39	0.54	0.52	1.02	0.54
Net realized and unrealized gain (loss) on investments	6.45	(1.88)	(1.91)	(1.23)	6.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.84	(1.35)	(1.41)	(0.22)	7.36

Less dividends:
From net investment income	(1.05)	(0.49)	(1.08)	(0.36)	(0.62)

Net asset value at end of year	$ 36.25	$ 30.46	$ 32.30	$ 34.79	$ 35.37

Total investment return (b)	23.29%	(4.21%)	(4.03%)	(0.61%)	26.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.81%	1.52%	2.85%	1.69%
Net expenses	0.95%	0.95%(c)	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.99%	0.99%(c)	0.97%	0.96%	1.02%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 549,162	$ 753,205	$ 1,777,369	$ 1,946,807	$ 1,374,470

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

153

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.39	$ 32.23	$ 34.71	$ 35.29	$ 28.57

Net investment income (loss) (a)	0.36	0.49	0.48	0.99	0.50
Net realized and unrealized gain (loss) on investments	6.44	(1.86)	(1.89)	(1.23)	6.83
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.80	(1.38)	(1.43)	(0.25)	7.31

Less dividends:
From net investment income	(1.01)	(0.46)	(1.05)	(0.33)	(0.59)

Net asset value at end of year	$ 36.18	$ 30.39	$ 32.23	$ 34.71	$ 35.29

Total investment return (b)	23.16%	(4.33%)	(4.11%)	(0.73%)	26.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.62%	1.42%	2.77%	1.55%
Net expenses	1.05%	1.05%(c)	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.12%	1.09%(c)	1.07%	1.06%	1.12%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 257	$ 1,330	$ 2,030	$ 2,270	$ 1,480

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.37	$ 32.19	$ 34.57	$ 35.14	$ 28.45

Net investment income (loss) (a)	0.31	0.40	0.40	0.97	0.42
Net realized and unrealized gain (loss) on investments	6.41	(1.85)	(1.89)	(1.29)	6.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.72	(1.46)	(1.51)	(0.33)	7.18

Less dividends:
From net investment income	(0.93)	(0.36)	(0.87)	(0.24)	(0.49)

Net asset value at end of year	$ 36.16	$ 30.37	$ 32.19	$ 34.57	$ 35.14

Total investment return (b)	22.83%	(4.55%)	(4.36%)	(0.96%)	25.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.32%	1.16%	2.74%	1.32%
Net expenses	1.30%	1.30%(c)	1.30%	1.30%	1.38%
Expenses (before waiver/reimbursement)	1.34%	1.34%(c)	1.32%	1.31%	1.38%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 23,119	$ 34,189	$ 45,496	$ 49,209	$ 51,496

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

154

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.13	$ 31.94	$ 34.29	$ 34.87	$ 28.24

Net investment income (loss) (a)	0.24	0.31	0.31	0.88	0.34
Net realized and unrealized gain (loss) on investments	6.36	(1.84)	(1.87)	(1.29)	6.73
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.60	(1.54)	(1.58)	(0.42)	7.05

Less dividends:
From net investment income	(0.83)	(0.27)	(0.77)	(0.16)	(0.42)

Net asset value at end of year	$ 35.90	$ 30.13	$ 31.94	$ 34.29	$ 34.87

Total investment return (b)	22.53%	(4.84%)	(4.60%)	(1.24%)	25.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	1.03%	0.92%	2.49%	1.08%
Net expenses	1.59%	1.59%(c)	1.57%	1.56%	1.62%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 7,360	$ 9,011	$ 10,445	$ 10,529	$ 11,978

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

155

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.22	$ 26.66	$ 28.35	$ 26.48	$ 23.20

Net investment income (loss) (a)	0.16	0.37	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	5.82	(0.60)	0.87	3.64	5.90

Total from investment operations	5.98	(0.23)	1.07	3.82	6.08

Less dividends and distributions:
From net investment income	(0.45)	(0.24)	(0.21)	(0.17)	(0.21)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.07)	(3.21)	(2.76)	(1.95)	(2.80)

Net asset value at end of year	$ 28.13	$ 23.22	$ 26.66	$ 28.35	$ 26.48

Total investment return (b)	26.53%	(0.79%)	4.00%	15.28%	29.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%	1.60%	0.76%	0.69%	0.76%
Net expenses	1.15%	1.15%	1.13%	1.13%	1.15%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 33,568	$ 21,248	$ 23,644	$ 20,942	$ 16,608

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 22.82	$ 26.24	$ 27.95	$ 26.12	$ 22.92

Net investment income (loss) (a)	0.10	0.29	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	5.71	(0.58)	0.84	3.59	5.82

Total from investment operations	5.81	(0.29)	0.96	3.68	5.90

Less dividends and distributions:
From net investment income	(0.37)	(0.16)	(0.12)	(0.07)	(0.11)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.99)	(3.13)	(2.67)	(1.85)	(2.70)

Net asset value at end of year	$ 27.64	$ 22.82	$ 26.24	$ 27.95	$ 26.12

Total investment return (b)	26.22%	(1.07%)	3.62%	14.90%	29.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	1.28%	0.44%	0.34%	0.34%
Net expenses	1.46%	1.48%	1.45%	1.49%	1.57%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 9,973	$ 11,846	$ 12,884	$ 12,040	$ 10,603

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

156

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.18	$ 23.56	$ 25.42	$ 24.02	$ 21.31

Net investment income (loss) (a)	(0.09)	0.12	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	5.05	(0.53)	0.76	3.27	5.38

Total from investment operations	4.96	(0.41)	0.69	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$ 24.31	$ 20.18	$ 23.56	$ 25.42	$ 24.02

Total investment return (b)	25.26%	(1.78%)	2.85%	14.07%	28.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39%)	0.58%	(0.30%)	(0.38%)	(0.37%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 3,906	$ 3,707	$ 4,777	$ 5,140	$ 5,415

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.19	$ 23.59	$ 25.44	$ 24.04	$ 21.33

Net investment income (loss) (a)	(0.09)	0.12	(0.08)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	5.05	(0.55)	0.78	3.28	5.39

Total from investment operations	4.96	(0.43)	0.70	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$ 24.32	$ 20.19	$ 23.59	$ 25.44	$ 24.04

Total investment return (b)	25.24%	(1.86%)	2.88%	14.01%	28.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	0.58%	(0.32%)	(0.41%)	(0.41%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 4,218	$ 3,661	$ 5,001	$ 4,347	$ 3,314

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

157

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 25.57	$ 29.02	$ 30.62	$ 28.43	$ 24.71

Net investment income (loss) (a)	0.26	0.47	0.30	0.27	0.25
Net realized and unrealized gain (loss) on investments	6.40	(0.65)	0.93	3.92	6.33

Total from investment operations	6.66	(0.18)	1.23	4.19	6.58

Less dividends and distributions:
From net investment income	(0.50)	(0.30)	(0.28)	(0.22)	(0.27)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.12)	(3.27)	(2.83)	(2.00)	(2.86)

Net asset value at end of year	$ 31.11	$ 25.57	$ 29.02	$ 30.62	$ 28.43

Total investment return (b)	26.83%	(0.51%)	4.24%	15.60%	30.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.86%	1.03%	0.95%	1.00%
Net expenses	0.90%	0.90%	0.88%	0.88%	0.90%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 727,524	$ 669,617	$ 649,559	$ 718,634	$ 583,273

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

158

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.23	$ 14.06	$ 14.55	$ 13.57	$ 13.56

Net investment income (loss) (a)	0.31	0.29	0.33	0.28	0.26
Net realized and unrealized gain (loss) on investments	2.13	0.69	(0.04)	1.66	2.53

Total from investment operations	2.44	0.98	0.29	1.94	2.79

Less dividends and distributions:
From net investment income	(0.30)	(0.26)	(0.33)	(0.39)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.36)	(0.81)	(0.78)	(0.96)	(2.78)

Net asset value at end of year	$ 16.31	$ 14.23	$ 14.06	$ 14.55	$ 13.57

Total investment return (b)	17.34%	7.43%	2.06%	15.14%	25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.04%(c)	2.36%	2.05%	2.07%
Net expenses	1.08%	1.16%(d)	1.24%	1.26%	1.32%
Expenses (before waiver/reimbursement)	1.08%	1.33%	1.76%	1.63%	2.03%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 435,116	$ 26,701	$ 12,473	$ 10,219	$ 7,272

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.

(d) Without the custody fee reimbursement, net expenses would have been 1.17%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.17	$ 14.01	$ 14.50	$ 13.52	$ 13.54

Net investment income (loss) (a)	0.30	0.27	0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	2.10	0.68	(0.05)	1.65	2.53

Total from investment operations	2.40	0.95	0.27	1.90	2.78

Less dividends and distributions:
From net investment income	(0.27)	(0.24)	(0.31)	(0.35)	(0.12)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.33)	(0.79)	(0.76)	(0.92)	(2.80)

Net asset value at end of year	$ 16.24	$ 14.17	$ 14.01	$ 14.50	$ 13.52

Total investment return (b)	17.12%	7.30%	1.86%	14.86%	25.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.92%(c)	2.26%	1.85%	2.05%
Net expenses	1.28%	1.34%(d)	1.35%	1.46%	1.47%
Expenses (before waiver/reimbursement)	1.28%	1.51%	1.87%	1.83%	2.18%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 114,150	$ 2,861	$ 1,869	$ 1,610	$ 1,193

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.

(d) Without the custody fee reimbursement, net expenses would have been 1.35%.

159

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class B	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 14.97

Net investment income (loss) (a)	0.07
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.91

Less dividend from net investment income	(0.09)

Net asset value at end of period	$ 15.79

Total investment return (b)	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††
Net expenses	2.04%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 26,167

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.80	$ 13.66	$ 14.16	$ 13.18	$ 13.34

Net investment income (loss) (a)	0.16	0.15	0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	2.06	0.69	(0.04)	1.62	2.47

Total from investment operations	2.22	0.84	0.16	1.77	2.62

Less dividends and distributions:
From net investment income	(0.17)	(0.15)	(0.21)	(0.22)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.23)	(0.70)	(0.66)	(0.79)	(2.78)

Net asset value at end of year	$ 15.79	$ 13.80	$ 13.66	$ 14.16	$ 13.18

Total investment return (b)	16.20%	6.55%	1.13%	14.08%	24.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	1.09%(c)	1.45%	1.10%	1.24%
Net expenses	2.04%	2.07%(d)	2.10%	2.21%	2.22%
Expenses (before waiver/reimbursement)	2.04%	2.24%	2.62%	2.58%	2.93%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 54,550	$ 8,416	$ 3,762	$ 2,612	$ 1,280

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.

(d) Without the custody fee reimbursement, net expenses would have been 2.08%.

160

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.35	$ 14.17	$ 14.67	$ 13.68	$ 13.62

Net investment income (loss) (a)	0.37	0.31	0.38	0.32	0.39
Net realized and unrealized gain (loss) on investments	2.13	0.72	(0.07)	1.67	2.45

Total from investment operations	2.50	1.03	0.31	1.99	2.84

Less dividends and distributions:
From net investment income	(0.33)	(0.30)	(0.36)	(0.43)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.39)	(0.85)	(0.81)	(1.00)	(2.78)

Net asset value at end of year	$ 16.46	$ 14.35	$ 14.17	$ 14.67	$ 13.68

Total investment return (b)	17.66%	7.76%	2.23%	15.42%	26.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.18%(c)	2.67%	2.32%	3.15%
Net expenses	0.83%	0.87%(d)	0.99%	1.01%	1.07%
Expenses (before waiver/reimbursement)	0.83%	1.04%	1.51%	1.38%	1.78%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 587,427	$ 63,995	$ 6,496	$ 7,618	$ 7,892

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.

(d) Without the custody fee reimbursement, net expenses would have been 0.89%.

Class R1	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.59

Net investment income (loss) (a)	0.17
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	1.03

Less dividend from net investment income	(0.17)

Net asset value at end of period	$ 16.45

Total investment return (b)	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%††
Net expenses	0.92%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 1,835

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

161

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class R2	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.46

Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.99

Less dividend from net investment income	(0.15)

Net asset value at end of period	$ 16.30

Total investment return (b)	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%††
Net expenses	1.17%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 5,506

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.46

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	0.98

Less dividend from net investment income	(0.14)

Net asset value at end of period	$ 16.30

Total investment return (b)	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%††
Net expenses	1.42%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 5,422

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

162

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class R6	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.59

Net investment income (loss) (a)	0.23
Net realized and unrealized gain (loss) on investments	0.82

Total from investment operations	1.05

Less dividend from net investment income	(0.18)

Net asset value at end of period	$ 16.46

Total investment return (b)	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%††
Net expenses	0.72%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 723

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

163

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.45	$ 26.35	$ 25.74	$ 23.67	$ 17.38

Net investment income (loss) (a)	0.03	0.22	0.05	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	5.54	(0.09)	0.56	2.02	6.36

Total from investment operations	5.57	0.13	0.61	2.07	6.34

Less dividends:
From net investment income	(0.11)	(0.03)	—	—	(0.05)

Net asset value at end of year	$ 31.91	$ 26.45	$ 26.35	$ 25.74	$ 23.67

Total investment return (b)	21.09%	0.49%	2.37%	8.75%	36.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%	0.85%	0.21%	0.21%	(0.10%)
Net expenses	1.24%	1.25%	1.25%	1.24%	1.30%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 163,350	$ 114,041	$ 124,244	$ 128,443	$ 129,496

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.09	$ 26.05	$ 25.51	$ 23.52	$ 17.29

Net investment income (loss) (a)	(0.05)	0.14	(0.01)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	5.48	(0.10)	0.55	2.01	6.33

Total from investment operations	5.43	0.04	0.54	1.99	6.25

Less dividends:
From net investment income	(0.04)	—	—	—	(0.02)

Net asset value at end of year	$ 31.48	$ 26.09	$ 26.05	$ 25.51	$ 23.52

Total investment return (b)	20.82%	0.15%	2.12%	8.46%	36.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	0.57%(c)	(0.05%)	(0.07%)	(0.38%)
Net expenses	1.50%	1.52%(d)	1.51%	1.52%	1.60%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 57,488	$ 79,614	$ 84,482	$ 87,739	$ 85,662

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.

(d) Without the custody fee reimbursement, net expenses would have been 1.53%.

164

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.80	$ 23.94	$ 23.62	$ 21.94	$ 16.25

Net investment income (loss) (a)	(0.23)	(0.03)	(0.19)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	4.97	(0.11)	0.51	1.86	5.92

Total from investment operations	4.74	(0.14)	0.32	1.68	5.71

Less dividends:
From net investment income	—	—	—	—	(0.02)

Net asset value at end of year	$ 28.54	$ 23.80	$ 23.94	$ 23.62	$ 21.94

Total investment return (b)	19.92%	(0.58%)	1.35%	7.66%	35.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86%)	(0.15%)(c)	(0.79%)	(0.80%)	(1.11%)
Net expenses	2.25%	2.27% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 15,188	$ 17,670	$ 21,976	$ 26,054	$ 30,879

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.28%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.79	$ 23.93	$ 23.61	$ 21.93	$ 16.24

Net investment income (loss) (a)	(0.24)	(0.04)	(0.19)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	4.97	(0.10)	0.51	1.87	5.93

Total from investment operations	4.73	(0.14)	0.32	1.68	5.71

Less dividends:
From net investment income	—	—	—	—	(0.02)

Net asset value at end of year	$ 28.52	$ 23.79	$ 23.93	$ 23.61	$ 21.93

Total investment return (b)	19.88%	(0.59%)	1.36%	7.66%	35.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.88%)	(0.16%)(c)	(0.80%)	(0.82%)	(1.13%)
Net expenses	2.25%	2.27% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 17,770	$ 17,921	$ 21,433	$ 21,326	$ 21,323

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.28%.

165

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 27.11	$ 27.02	$ 26.39	$ 24.20	$ 17.76

Net investment income (loss) (a)	0.11	0.29	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.57	2.07	6.51

Total from investment operations	5.79	0.19	0.69	2.19	6.54

Less dividends:
From net investment income	(0.18)	(0.10)	(0.06)	—	(0.10)

Net asset value at end of year	$ 32.72	$ 27.11	$ 27.02	$ 26.39	$ 24.20

Total investment return (b)	21.40%	0.71%	2.63%	9.05%	36.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	1.10%	0.44%	0.47%	0.15%
Net expenses	0.99%	1.00%	1.00%	0.99%	1.04%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 332,900	$ 325,316	$ 320,016	$ 263,613	$ 314,781

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 27.05	$ 26.96	$ 26.34	$ 24.18	$ 17.76

Net investment income (loss) (a)	0.08	0.26	0.10	0.09	0.01
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.56	2.07	6.50

Total from investment operations	5.76	0.16	0.66	2.16	6.51

Less dividends:
From net investment income	(0.16)	(0.07)	(0.04)	—	(0.09)

Net asset value at end of year	$ 32.65	$ 27.05	$ 26.96	$ 26.34	$ 24.18

Total investment return (b)	21.34%	0.61%	2.50%	8.93%	36.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.97%	0.35%	0.34%	0.04%
Net expenses	1.09%	1.10%	1.10%	1.09%	1.14%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 97	$ 85	$ 81	$ 71	$ 55

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

166

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.37	$ 26.28	$ 25.70	$ 23.65	$ 17.37

Net investment income (loss) (a)	(0.01)	0.19	0.01	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	5.54	(0.10)	0.57	2.02	6.37

Total from investment operations	5.53	0.09	0.58	2.05	6.33

Less dividends:
From net investment income	(0.09)	(0.00)‡	—	—	(0.05)

Net asset value at end of year	$ 31.81	$ 26.37	$ 26.28	$ 25.70	$ 23.65

Total investment return (b)	21.00%	0.34%(c)	2.26%	8.67%	36.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.73%	0.03%	0.12%	(0.18%)
Net expenses	1.34%	1.35%	1.35%	1.34%	1.40%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 137	$ 112	$ 90	$ 39	$ 36

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016**
Net asset value at beginning of period	$ 26.39	$ 23.88

Net investment income (loss) (a)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	5.55	2.52

Total from investment operations	5.45	2.51

Less dividends:
From net investment income	(0.06)	—

Net asset value at end of period	$ 31.78	$ 26.39

Total investment return (b)	20.68%	10.51% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.07%)††(d)
Net expenses	1.59%	1.60% ††(e)
Portfolio turnover rate	60%	65%
Net assets at end of period (in 000’s)	$ 181	$ 81

** Commencement of operations.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.

(e) Without the custody fee reimbursement, net expenses would have been 1.61%.

167

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.17	$ 10.68	$ 10.91	$ 9.98	$ 7.55

Net investment income (loss) (a)	(0.01)	(0.01)	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	2.31	(0.23)	0.85	1.45	2.42

Total from investment operations	2.30	(0.24)	0.83	1.43	2.43

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.41	$ 9.17	$ 10.68	$ 10.91	$ 9.98

Total investment return (b)	28.54%	(2.44%)	8.10%	14.95%	32.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)	(0.13%)	(0.23%)	(0.22%)	0.17%
Net expenses	1.00%	0.99%	0.99%	0.99%	1.02%
Expenses (before waiver/reimbursement)	1.00%	1.00%	0.99%	0.99%	1.02%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 960,123	$ 882,021	$ 1,202,852	$ 1,304,641	$ 1,615,768

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.09	$ 10.61	$ 10.84	$ 9.93	$ 7.52

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	2.29	(0.23)	0.86	1.44	2.40

Total from investment operations	2.27	(0.25)	0.83	1.41	2.41

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.30	$ 9.09	$ 10.61	$ 10.84	$ 9.93

Total investment return (b)	28.45%	(2.57%)	8.16%	14.82%	32.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19%)	(0.19%)	(0.28%)	(0.28%)	0.09%
Net expenses	1.07%	1.05%	1.04%	1.04%	1.08%
Expenses (before waiver/reimbursement)	1.07%	1.06%	1.04%	1.04%	1.08%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 108,078	$ 167,631	$ 180,154	$ 199,826	$ 211,111

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

168

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.11	$ 9.67	$ 10.04	$ 9.29	$ 7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.01	(0.21)	0.79	1.35	2.25

Total from investment operations	1.93	(0.29)	0.69	1.25	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 8.98	$ 8.11	$ 9.67	$ 10.04	$ 9.29

Total investment return (b)	27.61%	(3.32%)	7.34%	14.08%	30.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.03%)	(1.02%)	(0.65%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 31,793	$ 36,549	$ 47,779	$ 52,737	$ 59,671

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.10	$ 9.66	$ 10.03	$ 9.29	$ 7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.00	(0.21)	0.79	1.34	2.25

Total from investment operations	1.92	(0.29)	0.69	1.24	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 8.96	$ 8.10	$ 9.66	$ 10.03	$ 9.29

Total investment return (b)	27.51%	(3.31%)	7.35%	13.96%	31.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.04%)	(1.02%)	(0.66%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 229,283	$ 306,409	$ 408,078	$ 402,714	$ 403,968

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

169

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.65	$ 11.15	$ 11.32	$ 10.31	$ 7.80

Net investment income (loss) (a)	0.01	0.01	0.00 ‡	0.00 ‡	0.03
Net realized and unrealized gain (loss) on investments	2.46	(0.24)	0.89	1.51	2.50

Total from investment operations	2.47	(0.23)	0.89	1.51	2.53

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$ 11.06	$ 9.65	$ 11.15	$ 11.32	$ 10.31

Total investment return (b)	28.92%	(2.23%)	8.36%	15.26%	32.41%
Ratios of net investment income (loss) to average net assets:
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.12%	0.02%	0.02%	0.38%
Net expenses	0.75%	0.74%	0.74%	0.74%	0.77%
Expenses (before waiver/reimbursement)	0.75%	0.75%	0.74%	0.74%	0.77%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 6,752,754	$ 8,994,997	$ 12,150,253	$ 14,361,006	$ 13,254,459

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.48	$ 10.99	$ 11.17	$ 10.19	$ 7.72

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	2.41	(0.24)	0.89	1.49	2.47

Total from investment operations	2.41	(0.24)	0.88	1.48	2.49

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$ 10.83	$ 9.48	$ 10.99	$ 11.17	$ 10.19

Total investment return (b)	28.79%	(2.37%)	8.39%	15.14%	32.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.02%	(0.08%)	(0.08%)	0.28%
Net expenses	0.85%	0.84%	0.84%	0.84%	0.87%
Expenses (before waiver/reimbursement)	0.85%	0.85%	0.84%	0.84%	0.87%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 1,596,638	$ 1,636,560	$ 1,952,248	$ 2,225,940	$ 2,287,242

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

170

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.15	$ 10.68	$ 10.92	$ 9.99	$ 7.57

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.00 ‡
Net realized and unrealized gain (loss) on investments	2.31	(0.24)	0.85	1.46	2.42

Total from investment operations	2.29	(0.26)	0.82	1.43	2.42

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.38	$ 9.15	$ 10.68	$ 10.92	$ 9.99

Total investment return (b)	28.49%	(2.66%)	8.00%	14.93%	31.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24%)	(0.23%)	(0.32%)	(0.33%)	0.03%
Net expenses	1.10%	1.09%	1.09%	1.09%	1.12%
Expenses (before waiver/reimbursement)	1.10%	1.10%	1.09%	1.09%	1.12%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 303,192	$ 391,535	$ 674,630	$ 984,295	$ 1,014,655

‡ Less than one-tenth of a percent.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.85	$ 10.39	$ 10.67	$ 9.80	$ 7.45

Net investment income (loss) (a)	(0.04)	(0.04)	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.21	(0.23)	0.84	1.43	2.37

Total from investment operations	2.17	(0.27)	0.78	1.37	2.35

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 9.96	$ 8.85	$ 10.39	$ 10.67	$ 9.80

Total investment return (b)	28.05%	(2.83%)	7.79%	14.59%	31.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49%)	(0.48%)	(0.57%)	(0.57%)	(0.20%)
Net expenses	1.35%	1.34%	1.34%	1.34%	1.37%
Expenses (before reimbursement/waiver)	1.35%	1.35%	1.34%	1.34%	1.37%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 78,634	$ 87,060	$ 114,118	$ 158,222	$ 219,158

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

171

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.69	$ 11.18	$ 11.33	$ 10.31	$ 9.02

Net investment income (loss) (a)	0.02	0.02	0.01	0.01	0.00 ‡
Net realized and unrealized gain (loss) on investments	2.47	(0.24)	0.90	1.51	1.29

Total from investment operations	2.49	(0.22)	0.91	1.52	1.29

Less distributions:
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Net asset value at end of period	$ 11.12	$ 9.69	$ 11.18	$ 11.33	$ 10.31

Total investment return (b)	29.02%	(2.12%)	8.55%	15.36%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.23%	0.11%	0.10%	0.04%††
Net expenses	0.63%	0.62%	0.62%	0.62%	0.62%††
Expenses (before waiver/reimbursement)	0.63%	0.63%	0.62%	0.62%	0.62%††
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$ 2,122,217	$ 1,693,868	$ 1,311,034	$ 738,186	$ 147,625

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

172

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 19.95	$ 20.20	$ 19.39	$ 16.59	$ 12.90

Net investment income (loss) (a)	0.23	0.25	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	4.63	(0.28)	0.76	2.83	3.71

Total from investment operations	4.86	(0.03)	0.96	3.01	3.87

Less dividends:
From net investment income	(0.25)	(0.22)	(0.15)	(0.21)	(0.18)

Net asset value at end of year	$ 24.56	$ 19.95	$ 20.20	$ 19.39	$ 16.59

Total investment return (b)	24.59%	(0.13%)	4.95%	18.30%	30.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.29% (c)	1.01%	0.98%	1.11%
Net expenses	0.96%	0.95% (d)	0.96%	1.00%	1.05%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 53,909	$ 42,928	$ 52,985	$ 34,139	$ 19,011

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.

(d) Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 19.93	$ 20.19	$ 19.38	$ 16.58	$ 12.89

Net investment income (loss) (a)	0.18	0.21	0.16	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.62	(0.29)	0.76	2.82	3.70

Total from investment operations	4.80	(0.08)	0.92	2.95	3.80

Less dividends:
From net investment income	(0.20)	(0.18)	(0.11)	(0.15)	(0.11)

Net asset value at end of year	$ 24.53	$ 19.93	$ 20.19	$ 19.38	$ 16.58

Total investment return (b)	24.25%	(0.39%)	4.77%	17.94%	29.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	1.05% (c)	0.82%	0.71%	0.72%
Net expenses	1.22%	1.20% (d)	1.17%	1.28%	1.46%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 17,216	$ 21,880	$ 22,939	$ 20,856	$ 18,436

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.

(d) Without the custody fee reimbursement, net expenses would have been 1.21%.

173

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.25	$ 18.49	$ 17.81	$ 15.27	$ 11.87

Net investment income (loss) (a)	0.01	0.05	0.02	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	4.24	(0.26)	0.69	2.59	3.42

Total from investment operations	4.25	(0.21)	0.71	2.59	3.42

Less dividends:
From net investment income	(0.04)	(0.03)	(0.03)	(0.05)	(0.02)

Net asset value at end of year	$ 22.46	$ 18.25	$ 18.49	$ 17.81	$ 15.27

Total investment return (b)	23.31%	(1.12%)	4.01%	17.00%	28.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.30% (c)	0.09%	(0.03%)	(0.03%)
Net expenses	1.97%	1.95% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 6,635	$ 6,604	$ 6,816	$ 7,240	$ 6,760

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.

(d) Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.24	$ 18.48	$ 17.80	$ 15.26	$ 11.87

Net investment income (loss) (a)	0.01	0.06	0.01	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	4.24	(0.27)	0.70	2.61	3.42

Total from investment operations	4.25	(0.21)	0.71	2.59	3.41

Less dividends:
From net investment income	(0.04)	(0.03)	(0.03)	(0.05)	(0.02)

Net asset value at end of year	$ 22.45	$ 18.24	$ 18.48	$ 17.80	$ 15.26

Total investment return (b)	23.33%	(1.12%)	4.01%	17.01%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.34% (c)	0.06%	(0.10%)	(0.10%)
Net expenses	1.97%	1.95% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 15,459	$ 16,509	$ 25,775	$ 16,536	$ 3,441

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.

(d) Without the custody fee reimbursement, net expenses would have been 1.96%.

174

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.04	$ 20.29	$ 19.45	$ 16.64	$ 12.94

Net investment income (loss) (a)	0.29	0.31	0.26	0.22	0.20
Net realized and unrealized gain (loss) on investments	4.65	(0.29)	0.76	2.83	3.71

Total from investment operations	4.94	0.02	1.02	3.05	3.91

Less dividends:
From net investment income	(0.31)	(0.27)	(0.18)	(0.24)	(0.21)

Net asset value at end of year	$ 24.67	$ 20.04	$ 20.29	$ 19.45	$ 16.64

Total investment return (b)	24.89%	0.12%	5.26%	18.55%	30.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.55%(c)	1.30%	1.24%	1.40%
Net expenses	0.71%	0.70%(d)	0.71%	0.75%	0.80%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 96,441	$ 87,774	$ 91,561	$ 108,343	$ 77,476

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.

(d) Without the custody fee reimbursement, net expenses would have been 0.71%.

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$ 19.90	$ 18.44

Net investment income (loss) (a)	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.65	1.36

Total from investment operations	4.78	1.46

Less dividends:
From net investment income	(0.20)	—

Net asset value at end of period	$ 24.48	$ 19.90

Total investment return (b)	24.17%	7.92%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.74%††(d)
Net expenses	1.31%	1.31%††(e)
Portfolio turnover rate	134%	164%
Net assets at end of period (in 000’s)	$ 86	$ 29

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.

(e) Without the custody fee reimbursement, net expenses would have been 1.32%.

175

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class A	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.74	$ 8.50	$ 10.40	$ 10.00

Net investment income (loss) (a)	0.12	0.10	0.13	0.15
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.34	0.48	(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.32)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.28)	(0.24)	(0.37)	(0.02)

Net asset value at end of period	$ 10.80	$ 8.74	$ 8.50	$ 10.40

Total investment return (b)	28.01%	5.93%	(14.97%)	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.30%(c)	1.37%	1.57%††
Net expenses (excluding short sale expenses)	1.56%	1.57%(d)	1.60%	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.55%	2.11%	1.87%	1.90%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 10,040	$ 2,516	$ 2,537	$ 1,564

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.

(d) Without the custody fee reimbursement, net expenses would have been 1.60%.

(e) Less than one-tenth of a percent.

176

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Investor Class	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.71	$ 8.47	$ 10.38	$ 10.00

Net investment income (loss) (a)	0.09	0.09	0.09	0.13
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.31	0.47	(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.27)	(0.23)	(0.30)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.27)	(0.23)	(0.35)	(0.02)

Net asset value at end of period	$ 10.75	$ 8.71	$ 8.47	$ 10.38

Total investment return (b)	27.60%	5.72%	(15.21%)	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.14%(c)	1.01%	1.33%††
Net expenses (excluding short sale expenses)	1.88%	1.80%(d)	1.84%	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.88%	2.34%	2.11%	2.13%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 1,385	$ 615	$ 542	$ 270

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.

(d) Without the custody fee reimbursement, net expenses would have been 1.83%.

(e) Less than one-tenth of a percent.

177

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class C	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.62	$ 8.39	$ 10.32	$ 10.00

Net investment income (loss) (a)	0.02	0.03	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.25	0.40	(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.23	0.40	(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.21)	(0.17)	(0.26)	(0.01)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.21)	(0.17)	(0.31)	(0.01)

Net asset value at end of period	$ 10.64	$ 8.62	$ 8.39	$ 10.32

Total investment return (b)	26.82%	4.94%	(15.88%)	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.38%(c)	0.22%	0.50%††
Net expenses (excluding short sale expenses)	2.61%	2.54%(d)	2.59%	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.61%	3.08%	2.86%	2.88%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 2,338	$ 894	$ 598	$ 519

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.

(d) Without the custody fee reimbursement, net expenses would have been 2.57%.

(e) Less than one-tenth of a percent.

178

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class I	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.77	$ 8.53	$ 10.42	$ 10.00

Net investment income (loss) (a)	0.14	0.12	0.13	0.18
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.36	0.50	(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.30)	(0.26)	(0.33)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.30)	(0.26)	(0.38)	(0.02)

Net asset value at end of period	$ 10.83	$ 8.77	$ 8.53	$ 10.42

Total investment return (b)	28.23%	6.16%	(14.72%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.54%(c)	1.37%	1.85%††
Net expenses (excluding short sale expenses)	1.42%	1.33%(d)	1.35%	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.42%	1.86%	1.62%	1.65%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 159,067	$ 111,763	$ 122,110	$ 182,864

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.

(d) Without the custody fee reimbursement, net expenses would have been 1.36%.

(e) Less than one-tenth of a percent.

179

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	Year ended June 30,
Class A	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 29.07	$ 32.33	$ 33.75	$ 32.09	$ 29.72	$ 29.41

Net investment income (loss) (a)	0.12	(0.04)	(0.12)	(0.09)	(0.01)	0.10
Net realized and unrealized gain (loss) on investments	7.39	(0.97)	1.68	3.35	3.88	2.57

Total from investment operations	7.51	(1.01)	1.56	3.26	3.87	2.67

Less dividends and distributions:
From net investment income	—	—	—	(0.02)	—	(0.06)
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	(2.30)

Total dividends and distributions	(2.40)	(2.25)	(2.98)	(1.60)	(1.50)	(2.36)

Net asset value at end of period	$ 34.18	$ 29.07	$ 32.33	$ 33.75	$ 32.09	$ 29.72

Total investment return (b)	27.88%	(3.39%)	4.83%	10.74%	13.40%	9.64%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.39%	(0.15%)	(0.38%)	(0.34%)	(0.23%)††	0.32%
After expense waivers and reimbursements	0.39%	(0.14%)(c)	(0.36%)	(0.30%)	(0.14%)††	0.34%
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.09%	1.16%	1.19%	1.21%	1.26% ††	1.21%
After waivers/reimbursements of expenses	1.09%	1.15% (d)	1.17%	1.17%	1.17% ††	1.19%
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 391,245	$ 260,670	$ 294,445	$ 298,913	$ 316,746	$ 272,378

*** The Fund changed its fiscal year end from June 30 to October 31.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.

(d) Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Investor Class	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 28.86	$ 32.17	$ 33.64	$ 32.01	$ 29.64	$ 29.20 †

Net investment income (loss) (a)	0.06	(0.10)	(0.16)	(0.14)	(0.00)‡	(0.03)
Net realized and unrealized gain (loss) on investments	7.30	(0.96)	1.67	3.35	3.87	0.47

Total from investment operations	7.36	(1.06)	1.51	3.21	3.87	0.44

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 33.82	$ 28.86	$ 32.17	$ 33.64	$ 32.01	$ 29.64

Total investment return (b)	27.54%	(3.60%)	4.72%	10.58%	13.44%	1.51% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	(0.34%)	(0.51%)	(0.43%)	(0.01%)††	(0.25%)††
Net expenses	1.35%	1.35%	1.32%	1.30%	1.05% ††	1.77% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 134,867	$ 200,772	$ 224,402	$ 239,712	$ 245,125	$ 233,120

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

180

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class B	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 27.95	$ 31.45	$ 33.18	$ 31.81	$ 29.54	$ 29.20 †

Net investment income (loss) (a)	(0.16)	(0.30)	(0.40)	(0.37)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	7.03	(0.95)	1.65	3.32	3.85	0.47

Total from investment operations	6.87	(1.25)	1.25	2.95	3.77	0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 32.42	$ 27.95	$ 31.45	$ 33.18	$ 31.81	$ 29.54

Total investment return (b)	26.61%	(4.30%)	3.91%	9.79%	13.14%	1.16% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56%)	(1.09%)	(1.26%)	(1.17%)	(0.76%)††	(0.99%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80% ††	2.52% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 30,064	$ 33,468	$ 43,403	$ 51,495	$ 59,371	$ 55,524

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class C	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 27.94	$ 31.44	$ 33.17	$ 31.81	$ 29.54	$ 29.20 †

Net investment income (loss) (a)	(0.17)	(0.31)	(0.39)	(0.37)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	7.04	(0.94)	1.64	3.31	3.85	0.47

Total from investment operations	6.87	(1.25)	1.25	2.94	3.77	0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 32.41	$ 27.94	$ 31.44	$ 33.17	$ 31.81	$ 29.54

Total investment return (b)	26.62%	(4.34%)	3.94%	9.76%	13.14%	1.16% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58%)	(1.10%)	(1.25%)	(1.19%)	(0.76%)††	(1.00%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80% ††	2.52% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 4,884	$ 4,831	$ 5,265	$ 4,880	$ 4,325	$ 3,851

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

181

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	Year ended June 30,
Class I	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 29.62	$ 32.83	$ 34.14	$ 32.44	$ 30.01	$ 29.63

Net investment income (loss) (a)	0.20	(0.02)	(0.04)	(0.02)	0.01	0.17
Net realized and unrealized gain (loss) on investments	7.54	(0.94)	1.71	3.39	3.92	2.61

Total from investment operations	7.74	(0.96)	1.67	3.37	3.93	2.78

Less dividends and distributions:
From net investment income	—	—	—	(0.09)	—	(0.10)
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	(2.30)

Total dividends and distributions	(2.40)	(2.25)	(2.98)	(1.67)	(1.50)	(2.40)

Net asset value at end of period	$ 34.96	$ 29.62	$ 32.83	$ 34.14	$ 32.44	$ 30.01

Total investment return (b)	28.16%	(3.17%)	5.12%	11.00%	13.51%	9.91%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.62%	(0.12%)	(0.13%)	(0.09%)	0.04% ††	0.55%
After expense waivers and reimbursements	0.62%	(0.07%)	(0.11%)	(0.05%)	0.11% ††	0.58%
Ratios of expenses to average net assets:
Before waivers/reimbursements	0.83%	0.98%	0.94%	0.96%	0.99% ††	1.00%
After waivers/reimbursements of	0.83%	0.92%	0.92%	0.92%	0.92% ††	0.97%
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 87,115	$ 15,473	$ 531,981	$ 559,776	$ 569,795	$ 450,402

*** The Fund changed its fiscal year end from June 30 to October 31.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class R2	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 28.94	$ 32.22	$ 33.68	$ 32.04	$ 29.70	$ 29.20 †

Net investment income (loss) (a)	0.09	(0.06)	(0.15)	(0.14)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments	7.34	(0.97)	1.67	3.36	3.88	0.47

Total from investment operations	7.43	(1.03)	1.52	3.22	3.84	0.50

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 33.97	$ 28.94	$ 32.22	$ 33.68	$ 32.04	$ 29.70

Total investment return (b)	27.72%	(3.46%)	4.72%	10.60%	13.30%	1.71%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	(0.23%)	(0.48%)	(0.44%)	(0.37%)††	0.23%††
Net expenses	1.19%	1.24%	1.29%	1.31%	1.39% ††	1.30%††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 52	$ 38	$ 34	$ 32	$ 29	$ 25

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

182

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.51	$ 13.51	$ 13.11	$ 13.37	$ 11.68

Net investment income (loss) (a)	0.00 ‡	0.04	0.03	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.90	(0.04)	0.49	(0.26)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.91	0.01	0.49	(0.23)	1.79

Less dividends:
From net investment income	(0.04)	(0.01)	(0.09)	(0.03)	(0.10)

Net asset value at end of year	$ 16.38	$ 13.51	$ 13.51	$ 13.11	$ 13.37

Total investment return (b)	21.59%	0.05%	3.78%	(1.76%)	15.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.28%(c)	0.20%	0.51%	0.38%
Net expenses	1.34%	1.32%(d)	1.33%	1.34%	1.40%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 54,553	$ 41,891	$ 43,405	$ 45,882	$ 57,948

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.

(d) Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.43	$ 13.47	$ 13.07	$ 13.35	$ 11.66

Net investment income (loss) (a)	(0.04)	(0.01)	(0.02)	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.87	(0.04)	0.50	(0.27)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.84	(0.04)	0.45	(0.28)	1.75

Less dividends:
From net investment income	—	—	(0.05)	—	(0.06)

Net asset value at end of year	$ 16.27	$ 13.43	$ 13.47	$ 13.07	$ 13.35

Total investment return (b)	21.15%	(0.30%)	3.43%	(2.10%)	15.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26%)	(0.11%)(c)	(0.14%)	0.19%	0.05%
Net expenses	1.69%	1.69% (d)	1.68%	1.67%	1.72%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 25,029	$ 31,523	$ 34,329	$ 34,377	$ 37,457

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.

(d) Without the custody fee reimbursement, net expenses would have been 1.70%.

183

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.10	$ 12.23	$ 11.91	$ 12.26	$ 10.73

Net investment income (loss) (a)	(0.14)	(0.10)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.58	(0.04)	0.46	(0.24)	1.62
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.45	(0.13)	0.32	(0.35)	1.53

Net asset value at end of year	$ 14.55	$ 12.10	$ 12.23	$ 11.91	$ 12.26

Total investment return (b)	20.25%	(1.06%)	2.69%	(2.85%)	14.26% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.86%)(d)	(0.91%)	(0.57%)	(0.73%)
Net expenses	2.44%	2.44% (e)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 6,210	$ 6,991	$ 8,982	$ 11,058	$ 13,981

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.

(e) Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.10	$ 12.23	$ 11.92	$ 12.26	$ 10.74

Net investment income (loss) (a)	(0.14)	(0.10)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.59	(0.04)	0.45	(0.24)	1.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.03)	(0.01)

Total from investment operations	2.46	(0.13)	0.31	(0.34)	1.52

Net asset value at end of year	$ 14.56	$ 12.10	$ 12.23	$ 11.92	$ 12.26

Total investment return (b)	20.33%	(1.06%)	2.60%	(2.77%)	14.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.84%)(c)	(0.90%)	(0.57%)	(0.71%)
Net expenses	2.44%	2.44% (d)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 7,564	$ 7,850	$ 8,292	$ 8,383	$ 10,088

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.45%.

184

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.59	$ 13.59	$ 13.19	$ 13.45	$ 11.75

Net investment income (loss) (a)	0.05	0.07	0.06	0.11	0.08
Net realized and unrealized gain (loss) on investments	2.90	(0.04)	0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.96	0.04	0.53	(0.20)	1.83

Less dividends:
From net investment income	(0.07)	(0.04)	(0.13)	(0.06)	(0.13)

Net asset value at end of year	$ 16.48	$ 13.59	$ 13.59	$ 13.19	$ 13.45

Total investment return (b)	21.94%	0.29%	4.04%	(1.49%)	15.72%
Net investment income (loss)	0.31%	0.54%(c)	0.46%	0.79%	0.62%
Net expenses	1.09%	1.07%(d)	1.08%	1.09%	1.14%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 205,009	$ 179,274	$ 224,307	$ 223,797	$ 202,289

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.

(d) Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.51	$ 13.51	$ 13.11	$ 13.37	$ 11.67

Net investment income (loss) (a)	0.03	0.06	0.04	0.09	0.06
Net realized and unrealized gain (loss) on investments	2.89	(0.05)	0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.93	0.02	0.51	(0.22)	1.81

Less dividends:
From net investment income	(0.06)	(0.02)	(0.11)	(0.04)	(0.11)

Net asset value at end of year	$ 16.38	$ 13.51	$ 13.51	$ 13.11	$ 13.37

Total investment return (b)	21.78%	0.18%	3.95%	(1.63%)	15.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.41%(c)	0.33%	0.66%	0.49%
Net expenses	1.19%	1.17%(d)	1.18%	1.19%	1.25%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 2,616	$ 2,478	$ 3,032	$ 3,597	$ 4,003

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.

(d) Without the custody fee reimbursement, net expenses would have been 1.18%.

185

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.54	$ 13.54	$ 13.14	$ 13.40	$ 11.70

Net investment income (loss) (a)	0.01	0.01	0.01	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.88	(0.01)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	(0.03)	(0.04)	(0.01)

Total from investment operations	2.90	0.00 ‡	0.48	(0.25)	1.78

Less dividends:
From net investment income	(0.02)	—	(0.08)	(0.01)	(0.08)

Net asset value at end of year	$ 16.42	$ 13.54	$ 13.54	$ 13.14	$ 13.40

Total investment return (b)	21.55%(c)	(0.07%)	3.73%	(1.88%)	15.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.08%	0.11%	0.36%	0.26%
Net expenses	1.44%	1.42%	1.43%	1.44%	1.49%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 1,201	$ 847	$ 2,313	$ 3,509	$ 8,487

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.44	$ 13.48	$ 13.07	$ 13.35	$ 11.64

Net investment income (loss) (a)	(0.04)	(0.01)	(0.02)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.88	(0.04)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.85	(0.04)	0.45	(0.28)	1.74

Less dividends:
From net investment income	—	—	(0.04)	—	(0.03)

Net asset value at end of year	$ 16.29	$ 13.44	$ 13.48	$ 13.07	$ 13.35

Total investment return (b)	21.21%	(0.30%)	3.44%	(2.10%)	15.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.11%)(c)	(0.15%)	0.17%	(0.05%)
Net expenses	1.69%	1.67% (d)	1.68%	1.69%	1.74%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 1,446	$ 1,108	$ 1,204	$ 1,291	$ 1,365

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.

(d) Without the custody fee reimbursement, net expenses would have been 1.68%.

186

Financial Highlights

MainStay MacKay International Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.06	$ 8.36	$ 8.83	$ 8.94	$ 6.79

Net investment income (loss)	0.02	0.11	0.05	0.14 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	1.73	(0.35)	(0.09)	0.03	2.18
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.75	(0.24)	(0.04)	0.17	2.28

Less dividends and distributions:
From net investment income	(0.23)	(0.06)	(0.16)	(0.28)	(0.13)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.23)	(0.06)	(0.43)	(0.28)	(0.13)

Net asset value at end of year	$ 9.58	$ 8.06	$ 8.36	$ 8.83	$ 8.94

Total investment return (b)	22.36%	(2.85%)	(0.39%)	2.06%	34.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	1.37% (c)	0.61%	1.58%	1.33%
Net expenses (excluding short sale expenses)	1.56%	1.53% (d)	1.52%	1.52%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	3.22%	3.33%	3.27%	3.06%	2.84%
Short sale expenses	1.66%	1.78%	1.76%	1.54%	1.28%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 55,580	$ 98,856	$ 107,669	$ 23,074	$ 10,491

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.

(d) Without the custody fee reimbursement, net expenses would have been 1.55%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.02	$ 8.33	$ 8.80	$ 8.92	$ 6.78

Net investment income (loss)	0.04	0.09	0.05	0.12 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.34)	(0.09)	0.04	2.15
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.74	(0.25)	(0.04)	0.16	2.26

Less dividends and distributions:
From net investment income	(0.22)	(0.06)	(0.16)	(0.28)	(0.12)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.22)	(0.06)	(0.43)	(0.28)	(0.12)

Net asset value at end of year	$ 9.54	$ 8.02	$ 8.33	$ 8.80	$ 8.92

Total investment return (b)	22.29%	(3.04%)	(0.49%)	1.93%	33.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	1.19% (c)	0.75%	1.32%	1.53%
Net expenses (excluding short sale expenses)	1.65%	1.68% (d)	1.65%	1.67%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.34%	3.54%	3.44%	3.19%	3.09%
Short sale expenses	1.66%	1.78%	1.79%	1.52%	1.30%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 4,294	$ 5,755	$ 4,721	$ 947	$ 496

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.

(d) Without the custody fee reimbursement, net expenses would have been 1.70%.

187

Financial Highlights

MainStay MacKay International Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 7.75	$ 8.08	$ 8.57	$ 8.73	$ 6.64

Net investment income (loss)	(0.01)	0.03	0.01	0.06 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	1.64	(0.34)	(0.12)	0.04	2.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.63	(0.31)	(0.11)	0.10	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.02)	(0.11)	(0.26)	(0.08)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.15)	(0.02)	(0.38)	(0.26)	(0.08)

Net asset value at end of year	$ 9.23	$ 7.75	$ 8.08	$ 8.57	$ 8.73

Total investment return (b)	21.38%	(3.84%)	(1.19%)	1.11%	32.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	0.45% (c)	(0.17%)	0.66%	0.50%
Net expenses (excluding short sale expenses)	2.39%	2.43% (d)	2.40%	2.42%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.06%	4.27%	4.16%	3.97%	3.85%
Short sale expenses	1.64%	1.78%	1.76%	1.55%	1.31%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 42,231	$ 36,489	$ 38,434	$ 6,975	$ 1,503

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.

(d) Without the custody fee reimbursement, net expenses would have been 2.45%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.12	$ 8.42	$ 8.89	$ 8.98	$ 6.82

Net investment income (loss)	0.09	0.13	0.08	0.15 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.36)	(0.10)	0.05	2.17
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.79	(0.23)	(0.02)	0.20	2.30

Less dividends and distributions:
From net investment income	(0.25)	(0.07)	(0.18)	(0.29)	(0.14)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.25)	(0.07)	(0.45)	(0.29)	(0.14)

Net asset value at end of year	$ 9.66	$ 8.12	$ 8.42	$ 8.89	$ 8.98

Total investment return (b)	22.78%	(2.69%)	(0.04%)	2.25%	34.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.66% (c)	0.98%	1.70%	1.78%
Net expenses (excluding short sale expenses)	1.29%	1.28% (d)	1.27%	1.27%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.93%	3.07%	3.06%	2.80%	2.60%
Short sale expenses	1.63%	1.78%	1.79%	1.53%	1.30%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 653,051	$ 394,785	$ 548,422	$ 378,544	$ 250,459

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.

(d) Without the custody fee reimbursement, net expenses would have been 1.30%.

188

Financial Highlights

MainStay MacKay S&P 500 Index Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 47.57	$ 48.27	$ 46.85	$ 40.75	$ 32.74

Net investment income (loss) (a)	0.65	0.74	0.70	0.60	0.57
Net realized and unrealized gain (loss) on investments	9.47	1.06	1.44	6.09	7.94

Total from investment operations	10.12	1.80	2.14	6.69	8.51

Less dividends and distributions:
From net investment income	(1.07)	(0.74)	(0.63)	(0.59)	(0.50)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.42)	(2.50)	(0.72)	(0.59)	(0.50)

Net asset value at end of year	$ 53.27	$ 47.57	$ 48.27	$ 46.85	$ 40.75

Total investment return (b)	22.93%	3.92%	4.60%	16.59%	26.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.60%	1.48%	1.37%	1.58%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.64%	0.61%	0.60%	0.62%	0.65%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 527,768	$ 597,791	$ 566,621	$ 549,803	$ 470,293

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 47.51	$ 48.22	$ 46.81	$ 40.73	$ 32.73

Net investment income (loss) (a)	0.63	0.69	0.65	0.55	0.53
Net realized and unrealized gain (loss) on investments	9.43	1.05	1.44	6.08	7.94

Total from investment operations	10.06	1.74	2.09	6.63	8.47

Less dividends and distributions:
From net investment income	(1.04)	(0.69)	(0.59)	(0.55)	(0.47)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.39)	(2.45)	(0.68)	(0.55)	(0.47)

Net asset value at end of year	$ 53.18	$ 47.51	$ 48.22	$ 46.81	$ 40.73

Total investment return (b)	22.81%	3.81%	4.49%	16.45%	26.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.49%	1.37%	1.27%	1.47%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.82%	0.84%	0.81%	0.80%	0.83%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 38,052	$ 46,999	$ 39,219	$ 32,469	$ 27,916

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

189

Financial Highlights

MainStay MacKay S&P 500 Index Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 48.12	$ 48.81	$ 47.35	$ 41.17	$ 33.06

Net investment income (loss) (a)	0.78	0.87	0.83	0.71	0.67
Net realized and unrealized gain (loss) on investments	9.56	1.06	1.46	6.15	8.01

Total from investment operations	10.34	1.93	2.29	6.86	8.68

Less dividends and distributions:
From net investment income	(1.18)	(0.86)	(0.74)	(0.68)	(0.57)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.53)	(2.62)	(0.83)	(0.68)	(0.57)

Net asset value at end of year	$ 53.93	$ 48.12	$ 48.81	$ 47.35	$ 41.17

Total investment return (b)	23.20%	4.17%	4.88%	16.88%	26.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.88%	1.74%	1.62%	1.83%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.39%	0.35%	0.35%	0.37%	0.40%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 717,528	$ 755,952	$ 1,403,507	$ 1,497,877	$ 1,344,989

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

190

Financial Highlights

MainStay MacKay U.S. Equity Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.60	$ 8.93	$ 9.36	$ 10.31	$ 8.29

Net investment income (loss) (a)	(0.02)	0.00 ‡	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.48	(0.15)	1.05	1.53	2.59

Total from investment operations	2.46	(0.15)	1.04	1.49	2.58

Less dividends and distributions:
From net investment income	—	—	—	—	(0.03)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.56)

Net asset value at end of year	$ 10.91	$ 8.60	$ 8.93	$ 9.36	$ 10.31

Total investment return (b)	28.96%	(1.72%)	12.27%	17.79%	33.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20%)	0.03%	(0.17%)	(0.47%)	(0.12%)
Net expenses (excluding short sale expenses)	1.37%	1.35%	1.32%	1.30%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.26%	2.62%	2.37%	2.45%	2.55%
Short sale expenses	0.89%	1.27%	1.05%	1.15%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 124,552	$ 157,903	$ 123,721	$ 18,611	$ 2,700

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.49	$ 8.82	$ 9.28	$ 10.25	$ 8.25

Net investment income (loss) (a)	(0.03)	(0.00)‡	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.44	(0.15)	1.03	1.53	2.57

Total from investment operations	2.41	(0.15)	1.01	1.47	2.54

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	(0.00)‡	(0.01)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.54)

Net asset value at end of year	$ 10.75	$ 8.49	$ 8.82	$ 9.28	$ 10.25

Total investment return (b)	28.75%	(1.75%)	12.04%	17.66%	32.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	(0.05%)	(0.26%)	(0.63%)	(0.28%)
Net expenses (excluding short sale expenses)	1.45%	1.44%	1.45%	1.53%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	2.29%	2.72%	2.50%	2.70%	2.81%
Short sale expenses	0.84%	1.28%	1.05%	1.17%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 5,449	$ 4,702	$ 3,938	$ 1,357	$ 594

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

191

Financial Highlights

MainStay MacKay U.S. Equity Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 7.66	$ 8.04	$ 8.63	$ 9.76	$ 7.93

Net investment income (loss) (a)	(0.09)	(0.06)	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.20	(0.14)	0.96	1.43	2.45

Total from investment operations	2.11	(0.20)	0.88	1.31	2.36

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Net asset value at end of year	$ 9.62	$ 7.66	$ 8.04	$ 8.63	$ 9.76

Total investment return (b)	27.93%	(2.55%)	11.32%	16.68%	31.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(0.81%)	(1.04%)	(1.43%)	(1.03%)
Net expenses (excluding short sale expenses)	2.21%	2.19%	2.20%	2.28%	2.31%
Expenses (including short sales expenses, before waiver/reimbursement)	3.05%	3.46%	3.25%	3.42%	3.58%
Short sale expenses	0.84%	1.27%	1.05%	1.14%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 102,745	$ 84,108	$ 54,873	$ 6,229	$ 1,190

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.69	$ 9.00	$ 9.41	$ 10.34	$ 8.32

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	2.50	(0.14)	1.05	1.53	2.56

Total from investment operations	2.50	(0.12)	1.06	1.52	2.60

Less dividends and distributions:
From net investment income	(0.01)	(0.01)	—	(0.01)	(0.05)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.16)	(0.19)	(1.47)	(2.45)	(0.58)

Net asset value at end of year	$ 11.03	$ 8.69	$ 9.00	$ 9.41	$ 10.34

Total investment return (b)	29.17%	(1.40%)	12.44%	18.13%	33.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	0.28%	0.15%	(0.09%)	0.44%
Net expenses (excluding short sale expenses)	1.12%	1.10%	1.07%	1.05%	1.05%
Expenses (including short sales expenses, before waiver/reimbursement)	1.98%	2.38%	2.12%	2.24%	2.32%
Short sale expenses	0.86%	1.28%	1.05%	1.19%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 738,876	$ 668,653	$ 669,159	$ 509,379	$ 476,871

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

192

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.92	$ 43.32	$ 46.81	$ 43.28	$ 34.07

Net investment income (loss) (a)	0.21	0.33	0.38	0.67	0.41
Net realized and unrealized gain (loss) on investments	8.50	(0.63)	0.50	4.21	9.19
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.71	(0.30)	0.88	4.88	9.60

Less dividends and distributions:
From net investment income	(0.48)	(0.40)	(0.67)	(0.45)	(0.39)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.87)	(7.10)	(4.37)	(1.35)	(0.39)

Net asset value at end of year	$ 43.76	$ 35.92	$ 43.32	$ 46.81	$ 43.28

Total investment return (b)	24.73%	(0.57%)	1.80%	11.55%	28.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.92%	0.85%	1.49%	1.07%
Net expenses	1.10%(c)	1.09% (c)	1.11%	1.11%	1.11%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 389,582	$ 285,431	$ 336,812	$ 364,162	$ 356,657

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.85	$ 43.27	$ 46.77	$ 43.24	$ 34.04

Net investment income (loss) (a)	0.14	0.25	0.31	0.60	0.34
Net realized and unrealized gain (loss) on investments	8.49	(0.63)	0.50	4.21	9.18
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.63	(0.38)	0.81	4.81	9.52

Less dividends and distributions:
From net investment income	(0.41)	(0.34)	(0.61)	(0.38)	(0.32)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.80)	(7.04)	(4.31)	(1.28)	(0.32)

Net asset value at end of year	$ 43.68	$ 35.85	$ 43.27	$ 46.77	$ 43.24

Total investment return (b)	24.50%	(0.79%)	1.63%	11.38%	28.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.71%	0.71%	1.34%	0.88%
Net expenses	1.29%(c)	1.29% (c)	1.25%	1.26%	1.30%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 90,928	$ 139,775	$ 151,582	$ 152,202	$ 144,892

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

193

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 32.42	$ 39.74	$ 43.25	$ 40.08	$ 31.55

Net investment income (loss) (a)	(0.13)	(0.01)	(0.01)	0.26	0.06
Net realized and unrealized gain (loss) on investments	7.67	(0.60)	0.48	3.89	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	7.54	(0.61)	0.47	4.15	8.60

Less dividends and distributions:
From net investment income	(0.14)	(0.01)	(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.53)	(6.71)	(3.98)	(0.98)	(0.07)

Net asset value at end of year	$ 39.43	$ 32.42	$ 39.74	$ 43.25	$ 40.08

Total investment return (b)	23.55%	(1.52%)	0.89%	10.55%	27.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.03%)	(0.03%)	0.63%	0.16%
Net expenses	2.05% (c)	2.04% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 35,841	$ 40,977	$ 54,423	$ 71,195	$ 82,695

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 32.42	$ 39.73	$ 43.25	$ 40.08	$ 31.56

Net investment income (loss) (a)	(0.13)	(0.01)	(0.02)	0.25	0.05
Net realized and unrealized gain (loss) on investments	7.67	(0.59)	0.48	3.90	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	7.54	(0.60)	0.46	4.15	8.59

Less dividends and distributions:
From net investment income	(0.14)	(0.01)	(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.53)	(6.71)	(3.98)	(0.98)	(0.07)

Net asset value at end of year	$ 39.43	$ 32.42	$ 39.73	$ 43.25	$ 40.08

Total investment return (b)	23.55%	(1.52%)	0.89%	10.55%	27.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.03%)	(0.04%)	0.60%	0.14%
Net expenses	2.05% (c)	2.04% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 79,665	$ 92,457	$ 125,642	$ 143,427	$ 141,628

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

194

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.92	$ 44.35	$ 47.82	$ 44.18	$ 34.77

Net investment income (loss) (a)	0.34	0.43	0.50	0.80	0.52
Net realized and unrealized gain (loss) on investments	8.70	(0.65)	0.52	4.29	9.37
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	9.04	(0.22)	1.02	5.09	9.89

Less dividends and distributions:
From net investment income	(0.57)	(0.51)	(0.79)	(0.55)	(0.48)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.96)	(7.21)	(4.49)	(1.45)	(0.48)

Net asset value at end of year	$ 45.00	$ 36.92	$ 44.35	$ 47.82	$ 44.18

Total investment return (b)	25.01%	(0.33%)	2.06%	11.82%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	1.17%	1.10%	1.76%	1.33%
Net expenses	0.85%(c)	0.84% (c)	0.86%	0.86%	0.86%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 634,730	$ 807,694	$ 1,119,884	$ 1,506,564	$ 1,417,814

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.16	$ 43.57	$ 47.05	$ 43.49	$ 34.23

Net investment income (loss) (a)	0.27	0.38	0.45	0.73	0.54
Net realized and unrealized gain (loss) on investments	8.56	(0.63)	0.50	4.24	9.14
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.83	(0.25)	0.95	4.97	9.68

Less dividends and distributions:
From net investment income	(0.53)	(0.46)	(0.73)	(0.51)	(0.42)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.92)	(7.16)	(4.43)	(1.41)	(0.42)

Net asset value at end of year	$ 44.07	$ 36.16	$ 43.57	$ 47.05	$ 43.49

Total investment return (b)	24.92%	(0.43%)	1.94%	11.71%	28.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	1.06%	1.02%	1.63%	1.43%
Net expenses	0.95%(c)	0.94% (c)	0.96%	0.96%	0.96%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 3,208	$ 2,500	$ 3,607	$ 7,368	$ 6,737

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

195

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.05	$ 43.44	$ 46.92	$ 43.38	$ 34.12

Net investment income (loss) (a)	0.20	0.29	0.34	0.63	0.38
Net realized and unrealized gain (loss) on investments	8.50	(0.63)	0.49	4.22	9.21
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.70	(0.34)	0.83	4.85	9.59

Less dividends and distributions:
From net investment income	(0.43)	(0.35)	(0.61)	(0.41)	(0.33)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.82)	(7.05)	(4.31)	(1.31)	(0.33)

Net asset value at end of year	$ 43.93	$ 36.05	$ 43.44	$ 46.92	$ 43.38

Total investment return (b)	24.60%	(0.68%)	1.68%	11.43%	28.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.80%	0.76%	1.42%	0.98%
Net expenses	1.20%(c)	1.20% (c)	1.21%	1.21%	1.21%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 2,583	$ 3,528	$ 9,993	$ 15,956	$ 20,140

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.87	$ 43.22	$ 46.68	$ 43.16	$ 33.94

Net investment income (loss) (a)	0.07	0.20	0.22	0.54	0.29
Net realized and unrealized gain (loss) on investments	8.50	(0.62)	0.51	4.17	9.16
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.57	(0.42)	0.73	4.71	9.45

Less dividends and distributions:
From net investment income	(0.34)	(0.23)	(0.49)	(0.29)	(0.23)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.73)	(6.93)	(4.19)	(1.19)	(0.23)

Net asset value at end of year	$ 43.71	$ 35.87	$ 43.22	$ 46.68	$ 43.16

Total investment return (b)	24.29%	(0.91%)	1.42%	11.18%	28.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.57%	0.51%	1.20%	0.74%
Net expenses	1.45%(c)	1.44% (c)	1.46%	1.46%	1.46%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 1,004	$ 806	$ 1,062	$ 1,400	$ 1,696

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

196

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

J.P. Morgan

Shareholders purchasing or redeeming Investor Class shares of a Fund through a J.P. Morgan self-directed brokerage account are eligible for a waiver of both the front-end sales charge or contingent deferred sales charge, as applicable, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

197

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

198

No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylinvestments.com/funds/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Funds, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at nylinvestments.com/funds, or write to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Funds (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at nylinvestments.com/funds.

MS01e-02/18

Prospectus for MainStay Equity Funds
MainStay Funds®	February 28, 2018

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
U.S. Equity
MainStay Epoch U.S. All Cap Fund	MAAAX	MAWNX	MAWBX	MAWCX	MATIX	-	-	-	MAWDX
MainStay Epoch U.S. Equity Yield Fund	EPLPX	EPLIX	EPLBX	EPLKX	EPLCX	EPLRX	EPLSX	EPLTX	EPLDX
MainStay Epoch U.S. Small Cap Fund	MOPAX	MOINX	MOTBX	MOPCX	MOPIX	MOPRX	MOTRX	MOVRX	MOPDX
MainStay Large Cap Growth Fund	MLAAX	MLINX	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX	MLRSX
MainStay MacKay Common Stock Fund	MSOAX	MCSSX	MOPBX	MGOCX	MSOIX	-	MSORX	MSOSX	MCSDX
MainStay MacKay Growth Fund	KLGAX	KLGNX	KLGBX	KLGCX	KLGIX	-	KLGRX	-	KLGDX
MainStay MacKay S&P 500 Index Fund	MSXAX	MYSPX	-	-	MSPIX	-	-	-	MYIDX
MainStay MacKay U.S. Equity Opportunities Fund	MYCTX	MYCNX	-	MYCCX	MYCIX	-	-	-	MYCDX
MainStay MAP Equity Fund	MAPAX	MSMIX	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX	MMPDX

International
MainStay Epoch International Choice Fund	ICEVX	ICELX	-	ICEWX	ICEUX	ICETX	ICEYX	ICEZX	ICEDX
MainStay MacKay International Equity Fund	MSEAX	MINNX	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX	MIFDX
MainStay MacKay International Opportunities Fund	MYITX	MYINX	-	MYICX	MYIIX	-	-	-	MYTDX

Emerging Markets
MainStay Candriam Emerging Markets Equity Fund	MCYAX	MCYVX	-	MCYCX	MCYIX	-	-	-	MCYSX
MainStay MacKay Emerging Markets Equity Fund	MEOAX	MEOVX	-	MEOCX	MEOIX	-	-	-	MEODX

Global
MainStay Epoch Capital Growth Fund	MECDX	MECVX	-	MECEX	MECFX	-	-	-	MECYX
MainStay Epoch Global Choice Fund	EPAPX	EPAIX	-	EPAKX	EPACX	-	-	-	EPADX
MainStay Epoch Global Equity Yield Fund	EPSPX	EPSIX	-	EPSKX	EPSYX	-	EPSZX	EPSHX	EPSRX

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

U.S. Equity

International

MainStay Epoch International Choice Fund	46
MainStay MacKay International Equity Fund	51
MainStay MacKay International Opportunities Fund	56

Emerging Markets

MainStay Candriam Emerging Markets Equity Fund	62
MainStay MacKay Emerging Markets Equity Fund	66

Global

MainStay Epoch U.S. All Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.06%	0.37%	0.37%	0.37%	0.06%	0.04%
Total Annual Fund Operating Expenses	1.15%	1.46%	2.21%	2.21%	0.90%	0.88%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.85% on assets up to $500 million; 0.825% on assets from $500 million to $1 billion; and 0.80% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 661	$ 690	$ 224	$ 724	$ 224	$ 324	$ 92	$ 90
3 Years	$ 895	$ 986	$ 691	$ 991	$ 691	$ 691	$ 287	$ 281
5 Years	$ 1,148	$ 1,304	$ 1,185	$ 1,385	$ 1,185	$ 1,185	$ 498	$ 488
10 Years	$ 1,871	$ 2,200	$ 2,355	$ 2,355	$ 2,544	$ 2,544	$ 1,108	$ 1,084
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio consisting of equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. and issue securities that trade primarily in U.S. securities markets.

4

MainStay Epoch U.S. All Cap Fund

Equity securities include common stocks and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stock. Convertible preferred stocks and debentures must be rated investment grade by an independent rating agency, such as Baa3 or better by Moody's Investors Service Inc. or BBB- or better by Standard & Poor's when purchased, or if unrated, considered by Epoch Investment Partners, Inc., the Fund’s Subadvisor, to be of comparable quality.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Although the Fund may invest in securities across all market capitalizations, it may invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities. The Fund may also invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable

5

MainStay Epoch U.S. All Cap Fund

to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 3000® Index as its primary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.85%
Worst Quarter
4Q/08	-27.32%

6

MainStay Epoch U.S. All Cap Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	22.73%	15.09%	7.14%
Return After Taxes on Distributions
Class I		19.29%	12.71%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.64%	11.78%	5.56%
Return Before Taxes
Class A	1/2/2004	15.66%	13.51%	6.25%
Investor Class	2/28/2008	15.44%	13.15%	6.88%
Class B	1/2/2004	16.16%	13.34%	5.65%
Class C	1/2/2004	20.09%	13.56%	5.64%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)		21.13%	15.58%	8.60%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

7

MainStay Epoch U.S. All Cap Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

8

MainStay Epoch U.S. Equity Yield Fund

Investment Objective

The Fund seeks current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.14%	0.34%	0.35%	0.35%	0.14%	0.23%	0.23%	0.23%	0.03%
Total Annual Fund Operating Expenses	1.07%	1.27%	2.03%	2.03%	0.82%	0.91%	1.16%	1.41%	0.71%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. Restated to reflect current management fees. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 653	$ 672	$ 206	$ 706	$ 206	$ 306	$ 84	$ 93	$ 118	$ 144	$ 73
3 Years	$ 872	$ 931	$ 637	$ 937	$ 637	$ 637	$ 262	$ 290	$ 368	$ 446	$ 227
5 Years	$ 1,108	$ 1,209	$ 1,093	$ 1,293	$ 1,093	$ 1,093	$ 455	$ 504	$ 638	$ 771	$ 395
10 Years	$ 1,784	$ 2,000	$ 2,163	$ 2,163	$ 2,358	$ 2,358	$ 1,014	$ 1,120	$ 1,409	$ 1,691	$ 883
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

9

MainStay Epoch U.S. Equity Yield Fund

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Fund may invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic

10

MainStay Epoch U.S. Equity Yield Fund

periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. The Fund commenced operations on December 3, 2008. Class A shares (formerly Class P shares) were first offered on February 3, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

On September 17, 2012, the Fund changed its investment objective and principal investment strategies. Performance figures for dates prior to September 17, 2012 reflect the Fund's prior investment objective and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2009-2017)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-16.22%

11

MainStay Epoch U.S. Equity Yield Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since Inception

Return Before Taxes
Class I	12/3/2008	16.91%	14.34%	14.45%
Return After Taxes on Distributions
Class I		15.08%	12.87%	12.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.45%	11.20%	11.64%
Return Before Taxes
Class A	2/3/2009	10.24%	12.77%	13.40%
Investor Class	11/16/2009	10.02%	12.57%	10.98%
Class C	11/16/2009	14.56%	13.02%	10.95%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		13.66%	14.04%	13.95%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	15.93%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2013
	Kera Van Valen, Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R1, Class R2, Class R3, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

12

MainStay Epoch U.S. Equity Yield Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

13

MainStay Epoch U.S. Small Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.14%	0.40%	0.40%	0.40%	0.14%	0.24%	0.24%	0.24%	0.06%
Total Annual Fund Operating Expenses	1.24%	1.50%	2.25%	2.25%	0.99%	1.09%	1.34%	1.59%	0.91%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 669	$ 694	$ 228	$ 728	$ 228	$ 328	$ 101	$ 111	$ 136	$ 162	$ 93
3 Years	$ 922	$ 998	$ 703	$ 1,003	$ 703	$ 703	$ 315	$ 347	$ 425	$ 502	$ 290
5 Years	$ 1,194	$ 1,323	$ 1,205	$ 1,405	$ 1,205	$ 1,205	$ 547	$ 601	$ 734	$ 866	$ 504
10 Years	$ 1,967	$ 2,242	$ 2,396	$ 2,396	$ 2,585	$ 2,585	$ 1,213	$ 1,329	$ 1,613	$ 1,889	$ 1,120
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies with market capitalizations at the time of investment of $6 billion or less, which include common stocks, securities convertible into

14

MainStay Epoch U.S. Small Cap Fund

common stock and exchange traded funds ("ETFs") whose underlying securities are issued by small capitalization companies. The Fund may also invest in mid-cap stocks. Securities of U.S. companies are those traded primarily in the U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

15

MainStay Epoch U.S. Small Cap Fund

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 2500TM Index as its primary benchmark. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	38.29%
Worst Quarter
4Q/08	-25.23%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	1/12/1987	15.62%	13.58%	9.29%
Return After Taxes on Distributions
Class I		13.44%	13.08%	8.94%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.53%	10.88%	7.58%
Return Before Taxes
Class A	1/2/2004	8.99%	12.01%	8.36%
Investor Class	2/28/2008	8.69%	11.70%	9.01%
Class B	1/2/2004	9.15%	11.87%	7.91%
Class C	12/30/2002	13.15%	12.13%	7.91%
Class R1	7/31/2012	15.54%	13.47%	14.20%
Class R2	7/31/2012	15.23%	13.17%	13.91%
Class R3	2/29/2016	14.94%	20.50%	N/A
Russell 2500™ Index (reflects no deductions for fees, expenses, or taxes)		16.81%	14.33%	9.22%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

16

MainStay Epoch U.S. Small Cap Fund

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	Michael Caputo, Managing Director	Since 2016
	Justin Howell, Managing Director	Since February 2018
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

17

MainStay Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.13%	0.20%	0.20%	0.20%	0.13%	0.23%	0.23%	0.23%	0.01%
Total Annual Fund Operating Expenses	1.00%	1.07%	1.82%	1.82%	0.75%	0.85%	1.10%	1.35%	0.63%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 646	$ 653	$ 185	$ 685	$ 185	$ 285	$ 77	$ 87	$ 112	$ 137	$ 64
3 Years	$ 851	$ 872	$ 573	$ 873	$ 573	$ 573	$ 240	$ 271	$ 350	$ 428	$ 202
5 Years	$ 1,072	$ 1,108	$ 985	$ 1,185	$ 985	$ 985	$ 417	$ 471	$ 606	$ 739	$ 351
10 Years	$ 1,707	$ 1,784	$ 1,940	$ 1,940	$ 2,137	$ 2,137	$ 930	$ 1,049	$ 1,340	$ 1,624	$ 786
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

18

MainStay Large Cap Growth Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Fund's Subadvisor, invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: The Fund invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance.

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with

19

MainStay Large Cap Growth Fund

respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class A Shares

(by calendar year 2008-2017)

Best Quarter
1Q/12	17.20%
Worst Quarter
4Q/08	-22.57%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class A	7/1/1995	24.89%	14.18%	7.95%
Return After Taxes on Distributions
Class A		20.20%	11.23%	6.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class A		17.37%	10.89%	6.23%
Return Before Taxes
Investor Class	2/28/2008	24.72%	14.08%	8.82%
Class B	4/1/2005	26.02%	14.31%	7.66%
Class C	4/1/2005	30.06%	14.56%	7.67%
Class I	4/1/2005	32.39%	15.77%	8.87%
Class R1	4/1/2005	32.42%	15.65%	8.76%
Class R2	4/1/2005	31.95%	15.36%	8.49%
Class R3	4/28/2006	31.70%	15.07%	8.24%
Class R6	6/17/2013	32.51%	14.47%	N/A
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		30.21%	17.33%	10.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the

20

MainStay Large Cap Growth Fund

return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Winslow Capital Management, LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

21

MainStay MacKay Common Stock Fund

(formerly known as MainStay Common Stock Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.17%	0.43%	0.43%	0.43%	0.17%	0.27%	0.27%	0.13%
Total Annual Fund Operating Expenses	0.97%	1.23%	1.98%	1.98%	0.72%	1.07%	1.32%	0.68%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 644	$ 668	$ 201	$ 701	$ 201	$ 301	$ 74	$ 109	$ 134	$ 69
3 Years	$ 842	$ 919	$ 621	$ 921	$ 621	$ 621	$ 230	$ 340	$ 418	$ 218
5 Years	$ 1,057	$ 1,188	$ 1,068	$ 1,268	$ 1,068	$ 1,068	$ 401	$ 590	$ 723	$ 379
10 Years	$ 1,674	$ 1,957	$ 2,113	$ 2,113	$ 2,306	$ 2,306	$ 894	$ 1,306	$ 1,590	$ 847
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 134% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Fund primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the

22

MainStay MacKay Common Stock Fund

Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $3.4 billion to $867.5 billion as of December 31, 2017) and the Russell 1000® Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

23

MainStay MacKay Common Stock Fund

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.68%
Worst Quarter
4Q/08	-22.08%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	6/1/1998	17.58%	14.38%	6.15%
Return After Taxes on Distributions
Class B		17.58%	14.33%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		9.95%	11.57%	4.95%
Return Before Taxes
Class A	6/1/1998	17.02%	14.48%	6.76%
Investor Class	2/28/2008	16.72%	14.18%	7.19%
Class C	9/1/1998	21.59%	14.60%	6.15%
Class I	12/28/2004	24.14%	16.08%	7.66%
Class R3	2/29/2016	23.38%	20.40%	N/A
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	8.59%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-

24

MainStay MacKay Common Stock Fund

deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Migene Kim, Director	Since 2007
	Andrew Ver Planck, Managing Director	Since 2013
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

25

MainStay MacKay Growth Fund

(formerly known as MainStay Cornerstone Growth Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	None
Other Expenses	0.15%	0.41%	0.41%	0.41%	0.14%	0.25%	0.06%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%	1.36%	2.11%	2.11%	0.84%	1.20%	0.76%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 656	$ 681	$ 214	$ 714	$ 214	$ 314	$ 86	$ 122	$ 78
3 Years	$ 880	$ 957	$ 661	$ 961	$ 661	$ 661	$ 268	$ 381	$ 243
5 Years	$ 1,123	$ 1,254	$ 1,134	$ 1,334	$ 1,134	$ 1,134	$ 466	$ 660	$ 422
10 Years	$ 1,816	$ 2,095	$ 2,250	$ 2,250	$ 2,441	$ 2,441	$ 1,037	$ 1,455	$ 942
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.

26

MainStay MacKay Growth Fund

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by companies, across sectors and industries using quantitative analysis to identify undervalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

27

MainStay MacKay Growth Fund

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance figures for Class A shares reflect the historical performance of the Class A and performance figures for Class I shares reflect the historical performance of the Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Keystone Large Cap Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective July 29, 2016, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class A Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	18.72%
Worst Quarter
4Q/08	-20.96%

28

MainStay MacKay Growth Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class A	8/7/2006	22.89%	11.04%	6.17%
Return After Taxes on Distributions
Class A		21.47%	8.74%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares
Class A		13.53%	8.07%	4.56%
Return Before Taxes
Investor Class	1/18/2013	22.56%	10.20%	N/A
Class B	1/18/2013	23.76%	10.37%	N/A
Class C	1/18/2013	27.77%	10.63%	N/A
Class I	11/2/2009	30.38%	12.58%	12.41%
Class R2	1/18/2013	29.93%	11.56%	N/A
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		30.21%	17.33%	10.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2016
	Migene Kim, Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan. Class R2 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

29

MainStay MacKay Growth Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

30

MainStay MacKay S&P 500 Index Fund

(formerly known as MainStay S&P 500 Index Fund)

Investment Objective

The Fund seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.16%	0.16%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	0.17%	0.35%	0.17%	0.04%
Total Annual Fund Operating Expenses	0.58%	0.76%	0.33%	0.20%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current management fees. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I	Class R6
Class
1 Year	$ 358	$ 375	$ 34	$ 20
3 Years	$ 480	$ 536	$ 106	$ 64
5 Years	$ 614	$ 710	$ 185	$ 113
10 Years	$ 1,004	$ 1,214	$ 418	$ 255
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: MacKay Shields LLC, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's holdings because of

31

MainStay MacKay S&P 500 Index Fund

changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Index Strategy Risk: The Fund employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Fund will also decline. Also, the Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the Index.

Correlation Risk: The Fund's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Fund's shares. Therefore, there is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

32

MainStay MacKay S&P 500 Index Fund

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	15.82%
Worst Quarter
4Q/08	-21.95%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	21.45%	15.40%	8.18%
Return After Taxes on Distributions
Class I		17.57%	13.68%	7.21%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.25%	12.24%	6.54%
Return Before Taxes
Class A	1/2/2004	17.50%	14.42%	7.57%
Investor Class	2/28/2008	17.38%	14.30%	8.35%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

33

MainStay MacKay S&P 500 Index Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Francis J. Ok, Managing Director	Since 1996
	Lee Baker, Director	Since 2008
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

34

MainStay MacKay U.S. Equity Opportunities Fund

(formerly known as MainStay U.S. Equity Opportunities Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses[3]	0.16%	0.24%	0.25%	0.16%	0.12%
Total Annual Fund Operating Expenses	1.41%	1.49%	2.25%	1.16%	1.12%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

3. Restated to reflect current expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 686	$ 693	$ 228	$ 328	$ 118	$ 114
3 Years	$ 972	$ 995	$ 703	$ 703	$ 368	$ 356
5 Years	$ 1,279	$ 1,318	$ 1,205	$ 1,205	$ 638	$ 617
10 Years	$ 2,148	$ 2,232	$ 2,585	$ 2,585	$ 1,409	$ 1,363
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities. The Fund primarily invests in equity securities of well-established U.S. companies, primarily those with large capitalizations, that are in the Russell 1000® Index (the “Index”) or have market capitalizations that are similar to companies in the Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017). The Fund may also invest in equity securities with market capitalizations outside of the range of the Index.

35

MainStay MacKay U.S. Equity Opportunities Fund

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 140% of the Fund's net assets, and short positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. The Fund may invest in swaps, futures, forwards and options. The Fund may also invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in securities that the Fund has identified as overvalued or poised for underperformance.

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by constructing a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short (or obtain short exposure to) securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales or short exposure are intended to allow the Fund to earn returns on securities that it believes will depreciate in value and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

The Fund may sell a security or reduce or eliminate a short position if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

36

MainStay MacKay U.S. Equity Opportunities Fund

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by

37

MainStay MacKay U.S. Equity Opportunities Fund

a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 1000® Index as its primary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	15.03%
Worst Quarter
4Q/08	-22.09%

38

MainStay MacKay U.S. Equity Opportunities Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	6/29/2007	23.14%	18.45%	9.13%
Return After Taxes on Distributions
Class I		18.16%	14.67%	7.10%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.33%	13.67%	6.80%
Return Before Taxes
Class A	6/29/2007	16.22%	16.86%	8.27%
Investor Class	2/28/2008	16.03%	16.67%	8.67%
Class C	6/29/2007	20.90%	17.12%	7.87%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	8.59%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Mona Patni, Director	Since 2007
	Andrew Ver Planck, Managing Director	Since 2013
	Migene Kim, Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan, a $500 initial investment minimum and $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial

39

MainStay MacKay U.S. Equity Opportunities Fund

intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

40

MainStay MAP Equity Fund

Investment Objective

The Fund seeks long-term appreciation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.10%	0.29%	0.30%	0.30%	0.10%	0.20%	0.20%	0.20%	0.04%
Total Annual Fund Operating Expenses	1.10%	1.29%	2.05%	2.05%	0.85%	0.95%	1.20%	1.45%	0.79%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.75% on assets up to $1 billion; 0.70% on assets from $1 billion to $3 billion; and 0.675% on assets over $3 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 656	$ 674	$ 208	$ 708	$ 208	$ 308	$ 87	$ 97	$ 122	$ 148	$ 81
3 Years	$ 880	$ 936	$ 643	$ 943	$ 643	$ 643	$ 271	$ 303	$ 381	$ 459	$ 252
5 Years	$ 1,123	$ 1,219	$ 1,103	$ 1,303	$ 1,103	$ 1,103	$ 471	$ 525	$ 660	$ 792	$ 439
10 Years	$ 1,816	$ 2,021	$ 2,184	$ 2,184	$ 2,379	$ 2,379	$ 1,049	$ 1,166	$ 1,455	$ 1,735	$ 978
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

41

MainStay MAP Equity Fund

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity securities include common stocks, and securities convertible into, or exchangeable for, common stocks, across all market capitalizations. The Fund may also invest in foreign securities, which are generally securities issued by companies organized outside the U.S. and that are traded primarily in markets outside the United States.

The Fund employs two subadvisors, Epoch Investment Partners, Inc. ("Epoch") and Markston International LLC ("Markston"), with investment processes and styles that New York Life Investment Management LLC, the Fund's Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Fund's assets, as designated by the Manager from time to time.

Investment Process: The Subadvisors' investment processes and styles are as follows:

Epoch: Epoch invests primarily in companies that generate free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

Epoch may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Markston: Markston seeks to identify companies that it believes can emerge as market leaders, where current valuation is disconnected from positive long-term prospects and ultimately have the potential to develop premium valuations. In addition to applying existing valuation criteria like low multiples of price-to-book or cash flow, Markston looks for companies with identifiable catalysts, including insider buying, stock repurchases, management change, sale or spin-off of a division, industry consolidation, and tax loss carry-forwards. Markston generally looks for the presence of at least three of these catalysts to coincide with what it believes could enhance the return potential of a stock while also helping to minimize risk. Markston also assesses the judgment, quality, and integrity of company management and the track record of capital deployment. Finally, Markston will apply a rigorous discounted cash flow model as an important valuation tool in both buy and sell decisions.

Under normal circumstances, Markston holds securities for a relatively long period of time. However, certain securities may be acquired from time to time in an effort to earn short-term profits. Markston may sell an investment when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of future capital gains.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisors may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisors take temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

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MainStay MAP Equity Fund

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 3000® Index as its primary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay MAP Equity Fund

The Fund replaced one of its subadvisors effective January 9, 2017, and modified its principal investment strategies as of February 28, 2017 and March 13, 2017. The past performance in the bar chart and table prior to these dates reflects the Fund's prior subadvisor and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	17.73%
Worst Quarter
4Q/08	-22.97%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/21/1971	22.77%	13.09%	7.16%
Return After Taxes on Distributions
Class I		19.71%	10.82%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.19%	10.13%	5.60%
Return Before Taxes
Class A	6/9/1999	15.75%	11.54%	6.29%
Investor Class	2/28/2008	15.53%	11.34%	6.68%
Class B	6/9/1999	16.33%	11.51%	5.90%
Class C	6/9/1999	20.33%	11.77%	5.90%
Class R1	1/2/2004	22.66%	12.98%	7.04%
Class R2	1/2/2004	22.37%	12.70%	6.79%
Class R3	4/28/2006	22.07%	12.42%	6.52%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)		21.13%	15.58%	8.60%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. and Markston International LLC serve as the Fund's Subadvisors.

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MainStay MAP Equity Fund

Subadvisors	Portfolio Managers	Fund Service Date
Markston International LLC	Christopher Mullarkey, Managing Member	Since 2002
	James Mulvey, Portfolio Manager	Since 2013
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2017
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay Epoch International Choice Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.18%	0.34%	0.34%	0.19%	0.32%	0.29%	0.29%	0.06%
Total Annual Fund Operating Expenses	1.23%	1.39%	2.14%	0.99%	1.12%	1.34%	1.59%	0.86%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.04)%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.23%	1.39%	2.14%	0.95%	1.12%	1.34%	1.59%	0.86%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets over $7.5 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of its average daily net assets, and for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 668	$ 684	$ 217	$ 317	$ 97	$ 114	$ 136	$ 162	$ 88
3 Years	$ 919	$ 966	$ 670	$ 670	$ 311	$ 356	$ 425	$ 502	$ 274
5 Years	$ 1,188	$ 1,269	$ 1,149	$ 1,149	$ 543	$ 617	$ 734	$ 866	$ 477
10 Years	$ 1,957	$ 2,127	$ 2,472	$ 2,472	$ 1,209	$ 1,363	$ 1,613	$ 1,889	$ 1,061
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

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MainStay Epoch International Choice Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio consisting mostly of equity securities of companies located outside the U.S., which may include companies in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies located outside of the United States. Equity securities include common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund will normally invest in companies located in at least three countries outside of the United States. A company is considered to be located in a particular country if it: (i) is organized under the laws of the country; (ii) has securities which are principally traded on a stock exchange in the country; (iii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; or (iv) maintains at least 50% of its assets in the country. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Canada, Western Europe, Asia and Australasia. The Fund may invest more than 25% of its net assets in securities of companies located in each of the United Kingdom and Japan. In order to gain additional exposure to international markets, the Fund may also invest in exchange traded funds ("ETFs"), whose underlying securities are issued by international companies.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

47

MainStay Epoch International Choice Fund

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, such as the United Kingdom or Japan, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

48

MainStay Epoch International Choice Fund

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI EAFE® Index as its primary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund replaced its subadvisor effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Fund's prior subadvisor and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	22.50%
Worst Quarter
3Q/11	-19.16%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/31/1997	25.59%	5.94%	1.65%
Return After Taxes on Distributions
Class I		25.47%	5.64%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.09%	4.81%	1.49%
Return Before Taxes
Class A	9/1/2006	18.37%	4.46%	0.77%
Investor Class	4/29/2008	18.14%	4.30%	1.01%
Class C	9/1/2006	23.13%	4.71%	0.42%
Class R1	9/1/2006	25.48%	5.84%	1.54%
Class R2	9/1/2006	25.15%	5.56%	1.25%
Class R3	9/1/2006	24.83%	5.28%	0.99%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

49

MainStay Epoch International Choice Fund

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	William J. Booth, Managing Director & Co-Chief Investment Officer	Since 2017
	J. Christian Kirtley, Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

50

MainStay MacKay International Equity Fund

(formerly known as MainStay International Equity Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.20%	0.55%	0.55%	0.55%	0.20%	0.30%	0.30%	0.30%	0.12%
Total Annual Fund Operating Expenses	1.34%	1.69%	2.44%	2.44%	1.09%	1.19%	1.44%	1.69%	1.01%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.89% on assets up to $500 million and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 679	$ 712	$ 247	$ 747	$ 247	$ 347	$ 111	$ 121	$ 147	$ 172	$ 103
3 Years	$ 951	$ 1,053	$ 761	$ 1,061	$ 761	$ 761	$ 347	$ 378	$ 456	$ 533	$ 322
5 Years	$ 1,244	$ 1,417	$ 1,301	$ 1,501	$ 1,301	$ 1,301	$ 601	$ 654	$ 787	$ 918	$ 558
10 Years	$ 2,074	$ 2,438	$ 2,591	$ 2,591	$ 2,776	$ 2,776	$ 1,329	$ 1,443	$ 1,724	$ 1,998	$ 1,236
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

51

MainStay MacKay International Equity Fund

Principal Investment Strategies

The Fund invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Fund's Subadvisor.

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which operate mainly outside the U.S. The Fund invests in securities of companies which conduct business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. The Fund may also invest in exchange-traded funds ("ETFs") to obtain this exposure or for other investment purposes.

Investment Process: The Subadvisor seeks to identify investment opportunities through “bottom-up” analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings.

Generally, the Fund seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Fund’s assets measured at the time of investment).

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has approached full valuation, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if industry group or country weights or individual positions need to be adjusted.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to

52

MainStay MacKay International Equity Fund

pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary benchmark. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI EAFE® Index as secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	16.92%
Worst Quarter
3Q/11	-19.57%

53

MainStay MacKay International Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	9/13/1994	25.68%	6.40%	1.82%
Return After Taxes on Distributions
Class B		25.68%	6.52%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		14.54%	5.13%	1.53%
Return Before Taxes
Class A	1/3/1995	24.82%	6.66%	2.34%
Investor Class	2/28/2008	24.33%	6.29%	2.62%
Class C	9/1/1998	29.68%	6.69%	1.82%
Class I	1/2/2004	32.34%	8.13%	3.19%
Class R1	1/2/2004	32.31%	8.04%	3.10%
Class R2	1/2/2004	31.94%	7.77%	2.84%
Class R3	4/28/2006	31.59%	7.48%	2.58%
MSCI ACWI® Ex U.S. Index (reflects no deductions for fees, expenses, or taxes)		27.19%	6.80%	1.84%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Carlos Garcia-Tunon, Managing Director	Since 2013
	Ian Murdoch, Director	Since 2017
	Lawrence Rosenberg, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

54

MainStay MacKay International Equity Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

55

MainStay MacKay International Opportunities Fund

(formerly known as MainStay International Opportunities Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses
Broker Fees and Charges on Short Sales	0.01%	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.36%	0.49%	0.47%	0.36%	0.28%
Total Other Expenses[2]	0.37%	0.50%	0.48%	0.37%	0.29%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.73%	1.86%	2.59%	1.48%	1.40%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 716	$ 729	$ 262	$ 362	$ 151	$ 143
3 Years	$ 1,065	$ 1,103	$ 805	$ 805	$ 468	$ 443
5 Years	$ 1,437	$ 1,500	$ 1,375	$ 1,375	$ 808	$ 766
10 Years	$ 2,479	$ 2,610	$ 2,925	$ 2,925	$ 1,768	$ 1,680
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies. The Fund will typically invest in companies with capitalizations similar to those in the MSCI EAFE® Index (the “Index”) at the time of investment (which ranged from $2.4 billion to $281.3 billion as of December 31, 2017). The Fund may also invest in equity securities of companies with market capitalizations outside of the range of the Index. The Fund may invest in equity

56

MainStay MacKay International Opportunities Fund

securities of companies that trade in emerging or developing markets, as determined by the Fund's Subadvisor, MacKay Shields LLC, with significant investments under normal circumstances in at least three countries outside of the United States.

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 140% of the Fund's net assets, and short positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop.

The Fund may invest in swaps including total return swaps, futures, forwards and options. The Fund may also invest in American Depositary Receipts.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in such securities that the Fund has identified as overvalued or poised for underperformance.

Investment Process: Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by constructing a broadly-diversified portfolio of securities issued by a large number of companies, across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short (or obtain short exposure to) securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales or short exposure are intended to allow the Fund to earn returns on securities that it believes will depreciate in value and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

The Fund may sell a security or reduce or eliminate a short position if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s

57

MainStay MacKay International Opportunities Fund

performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to

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MainStay MacKay International Opportunities Fund

fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Geographic Focus Risk: The Fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical and other conditions in the countries or regions in which the Fund’s assets are invested. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI EAFE® Index as its primary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

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MainStay MacKay International Opportunities Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	24.94%
Worst Quarter
3Q/08	-22.31%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	9/28/2007	23.20%	9.48%	2.61%
Return After Taxes on Distributions
Class I		22.88%	9.01%	2.36%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		13.73%	7.68%	2.22%
Return Before Taxes
Class A	9/28/2007	16.17%	7.98%	1.80%
Investor Class	2/28/2008	16.05%	7.84%	2.53%
Class C	9/28/2007	20.86%	8.26%	1.48%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2007
	Ping Wang, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C

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MainStay MacKay International Opportunities Fund

shares purchased through AutoInvest, MainStay's systematic investment plan, a $500 initial investment minimum and $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay Candriam Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses[3]	0.61%	0.61%	0.61%	0.61%	0.61%
Acquired (Underlying) Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.90%	1.90%	2.65%	1.65%	1.65%
Waivers / Reimbursements[4]	(0.36)%	(0.36)%	(0.36)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	1.54%	1.54%	2.29%	1.19%	1.19%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current management fees. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

3. Based on estimated amounts for the current fiscal year.

4. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 1.50%; and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares and Class C shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods(except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 698	$ 698	$ 232	$ 332	$ 121	$ 121
3 Years	$ 1,081	$ 1,081	$ 789	$ 789	$ 475	$ 475
5 Years	$ 1,488	$ 1,488	$ 1,373	$ 1,373	$ 854	$ 854
10 Years	$ 2,622	$ 2,622	$ 2,957	$ 2,957	$ 1,916	$ 1,916
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund had not commenced operations as of October 31, 2017, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

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MainStay Candriam Emerging Markets Equity Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets. The Fund may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds (“ETFs”) to obtain this exposure or for other investment purposes. The Fund may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

Candriam Belgium, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Fund might increase the relative exposure to investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments, such as cash and cash equivalents.

The Fund may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

Investment Process: The Subadvisor seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction based portfolio, aiming for consistent risk-adjusted returns greater than the MSCI Emerging Markets Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends, relative to their country and/or sector. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. The Subadvisor seeks to reduce risk by diversifying the Fund over a large number of securities.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are

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MainStay Candriam Emerging Markets Equity Fund

in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund.

Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Derivatives may also increase the expenses of the Fund.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those

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MainStay Candriam Emerging Markets Equity Fund

resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the the Fund’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell.

New Fund Risk: The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Past Performance

Since the Fund does not have a full calendar year of performance as of the date of its Prospectus, no calendar year performance information for the Fund has been provided.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Candriam Belgium serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Candriam Belgium	Jan Boudewijns, Head of Emerging Markets Equity Management	Since 2017
	Philip Screve, Senior Fund Manager	Since 2017
	Mohamed Lamine Saidi, Senior Fund Manager	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay MacKay Emerging Markets Equity Fund

(formerly known as MainStay Emerging Markets Equity Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.25%	0.57%	0.55%	0.36%	0.35%
Acquired (Underlying) Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.54%	1.86%	2.59%	1.40%	1.39%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.21)%	(0.20)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.54%	1.86%	2.59%	1.19%	1.19%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. Restated to reflect current management fees. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 1.50%; and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class and Class C shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 698	$ 729	$ 262	$ 362	$ 121	$ 121
3 Years	$ 1,010	$ 1,103	$ 805	$ 805	$ 422	$ 420
5 Years	$ 1,343	$ 1,500	$ 1,375	$ 1,375	$ 746	$ 741
10 Years	$ 2,284	$ 2,610	$ 2,925	$ 2,925	$ 1,662	$ 1,651
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

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MainStay MacKay Emerging Markets Equity Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities issued by entities in, or tied economically to, emerging markets. The Fund may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds to obtain this exposure or for other investment purposes.

MacKay Shields LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and such other factors as deemed by the Subadvisor to be appropriate.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Fund might increase the relative exposure to investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents. The Fund may also invest in American Depositary Receipts.

The Fund may invest in futures.

Investment Process: Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor seeks to construct a broadly-diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor regularly evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund overweights, relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight securities that it believes are likely to underperform.

The Fund may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may

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MainStay MacKay Emerging Markets Equity Fund

contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the the Fund’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment

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MainStay MacKay Emerging Markets Equity Fund

relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Fund.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI Emerging Markets Index as its primary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2014-2017)

Best Quarter
1Q/17	15.03%
Worst Quarter
3Q/15	-18.04%

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MainStay MacKay Emerging Markets Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	11/15/2013	40.19%	5.40%
Return After Taxes on Distributions
Class I		40.34%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		23.45%	3.86%
Return Before Taxes
Class A	11/15/2013	32.43%	3.74%
Investor Class	11/15/2013	31.98%	3.49%
Class C	11/15/2013	37.66%	4.16%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)		37.28%	5.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2013
	Ping Wang, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments

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MainStay MacKay Emerging Markets Equity Fund

are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay Epoch Capital Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.15%	0.27%	0.24%	0.18%	0.17%
Total Annual Fund Operating Expenses	1.15%	1.27%	1.99%	0.93%	0.92%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 661	$ 672	$ 202	$ 302	$ 95	$ 94
3 Years	$ 895	$ 931	$ 624	$ 624	$ 296	$ 293
5 Years	$ 1,148	$ 1,209	$ 1,073	$ 1,073	$ 515	$ 509
10 Years	$ 1,871	$ 2,000	$ 2,317	$ 2,317	$ 1,143	$ 1,131
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of earning a high return on their invested capital relative to their cost of capital and that have positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies across all market capitalizations. Equity securities include, among others, common stocks, depositary receipts, master limited partnerships, real estate investment trusts, warrants, and rights. The Fund may invest up to 20% of its net assets in securities issued by

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MainStay Epoch Capital Growth Fund

companies located in emerging markets as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when they believe those securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount (ranging from 20% to 60%) of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund does not have any explicit limits on the weighting within any individual country or sector.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and, in the view of the Subadvisor, allocate free cash flow effectively to grow the value of the company. Free cash flow is the cash generated by a company’s operations, minus cash, taxes paid and all planned capital expenditures.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to reinvest it in a way that generates a return on investment that is greater than the firm's cost of capital.

The Subadvisor evaluates whether a company's high return on invested capital is likely to be sustainable by examining the structure of the business, the quality of management and its commitment to a sensible capital allocation policy, and the financial strength of the company.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with

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MainStay Epoch Capital Growth Fund

respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Fund could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares the Fund receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's performance for 2017. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay Epoch Capital Growth Fund

Annual Returns, Class I Shares

(calendar year 2017)

Best Quarter
1Q/17	7.92%
Worst Quarter
3Q/17	5.10%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	6/30/2016	27.12%	20.27%
Return After Taxes on Distributions
Class I		25.85%	19.41%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.98%	15.45%
Return Before Taxes
Class A	6/30/2016	19.85%	15.56%
Investor Class	6/30/2016	19.68%	15.46%
Class C	6/30/2016	24.62%	18.99%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	19.52%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2016
	Steven D. Bleiberg, Managing Director	Since 2016
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2016
	David J. Siino, Managing Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401

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MainStay Epoch Capital Growth Fund

or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay Epoch Global Choice Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.10%	0.34%	0.34%	0.10%	0.09%
Total Annual Fund Operating Expenses	1.30%	1.54%	2.29%	1.05%	1.04%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.95% on assets up to $500 million; and 0.90% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 675	$ 698	$ 232	$ 332	$ 107	$ 106
3 Years	$ 939	$ 1,010	$ 715	$ 715	$ 334	$ 331
5 Years	$ 1,224	$ 1,343	$ 1,225	$ 1,225	$ 579	$ 574
10 Years	$ 2,032	$ 2,284	$ 2,626	$ 2,626	$ 1,283	$ 1,271
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a portfolio consisting of equity securities of companies across all market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies located throughout the world. U.S. equity securities include common stocks and depositary receipts. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless Epoch Investment Partners, Inc., the Fund's Subadvisor, deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund may invest

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MainStay Epoch Global Choice Fund

in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities.

The Fund typically holds between 20 and 35 securities, which may be denominated in both U.S. or non-U.S. currencies.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these

78

MainStay Epoch Global Choice Fund

securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five-and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure, and had different principal investment strategies and investment process, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	15.66%
Worst Quarter
4Q/08	-23.70%

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MainStay Epoch Global Choice Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	7/25/2005	28.17%	10.21%	4.91%
Return After Taxes on Distributions
Class I		27.07%	8.99%	4.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		16.86%	7.95%	3.82%
Return Before Taxes
Class A	8/15/2006	20.83%	8.70%	3.87%
Investor Class	11/16/2009	20.53%	8.44%	7.94%
Class C	11/16/2009	25.58%	8.86%	7.88%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2011
	William J. Booth, Managing Director & Co-Chief Investment Officer	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial

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MainStay Epoch Global Choice Fund

intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay Epoch Global Equity Yield Fund

Investment Objective

The Fund seeks a high level of income. Capital appreciation is a secondary investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 107 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.19%	0.16%	0.16%	0.19%	0.28%	0.30%	0.04%
Total Annual Fund Operating Expenses	1.14%	1.11%	1.86%	0.89%	1.23%	1.50%	0.74%
Waivers / Reimbursements[2]	(0.05)%	0.00%	(0.02)%	(0.05)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.09%	1.11%	1.84%	0.84%	1.23%	1.50%	0.74%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 655	$ 657	$ 187	$ 287	$ 86	$ 125	$ 153	$ 76
3 Years	$ 888	$ 883	$ 583	$ 583	$ 279	$ 390	$ 474	$ 237
5 Years	$ 1,139	$ 1,128	$ 1,004	$ 1,004	$ 488	$ 676	$ 818	$ 411
10 Years	$ 1,856	$ 1,827	$ 2,178	$ 2,178	$ 1,091	$ 1,489	$ 1,791	$ 918
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

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MainStay Epoch Global Equity Yield Fund

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying companies across all market capitalizations. Equity securities include common stocks and depositary receipts. The Fund may invest up to 20% of its net assets in securities issued by companies located in emerging markets, as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when it believes those securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund seeks a dividend yield greater than the dividend yield of the MSCI World Index.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have

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MainStay Epoch Global Equity Yield Fund

less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay Epoch Global Equity Yield Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	14.30%
Worst Quarter
4Q/08	-15.14%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	12/27/2005	16.85%	9.56%	5.60%
Return After Taxes on Distributions
Class I		16.26%	8.43%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.31%	7.54%	4.39%
Return Before Taxes
Class A	8/2/2006	10.11%	8.04%	4.79%
Investor Class	11/16/2009	10.24%	8.05%	8.70%
Class C	11/16/2009	14.68%	8.45%	8.66%
Class R2	2/28/2014	16.47%	5.67%	N/A
Class R3	2/29/2016	16.15%	13.08%	N/A
Class R6	6/17/2013	17.02%	7.94%	N/A
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Kera Van Valen, Managing Director	Since 2014
	John Tobin, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the

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Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm’s website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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More About Investment Strategies and Risks

Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. The Funds may be subject to risks to different degrees. Not all investments/strategies of the Funds may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund’s Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, those investments may be counted on a mark-to-market basis for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. With respect to the Funds, a Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it may be changed without the vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in a Fund’s non-fundamental investment policy with respect to investments of the type suggested by its name. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including ETFs that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s

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liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Fund's performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at or near historically low levels. The Funds may be subject to heightened interest rate risk because the Federal Reserve may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in a Fund's income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund's susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability

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to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Fund or result in the deferral of losses that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders. As series of investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

Future regulatory developments may impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

Dividend-Paying Stocks

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Fund to produce current income while remaining fully diversified. The distributions received by a Fund may not qualify as income for Fund investors.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for

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compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.  The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional

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and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Fund may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability in such countries and regions. A Portfolio’s performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, a Fund’s investments in Japan may be subject to additional risks, including an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Additionally, a Fund’s investments in the United Kingdom subject the Fund to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Growth Stocks

Certain Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

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The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in Other Investment Companies

A Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Fund’s objective and investment program. A Fund generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies in addition to the management fees and other expenses paid by the Fund.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Lending of Portfolio Securities

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Board. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Liquidity and Valuation Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. Certain Funds are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Securities purchased by a Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

If one or more instruments in a Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In

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addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. A Fund (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate net asset values. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), such as the Funds. The rule may negatively impact a Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to Fund strategies in the future. The compliance date for certain requirements of the new rule is currently December 1, 2018 and June 1, 2019 for other requirements of the new rule.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Funds invest. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Multiple Manager Risk

The MainStay MAP Equity Fund's assets are managed by multiple Subadvisors. The Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Fund. One or more Subadvisors to the Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

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The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

New Fund Risk

The MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. As a result, the Fund has limited operating history and a small asset base. Until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base. There is no assurance that the Fund will grow to or maintain a viable size. In addition, Fund shareholders bear the risk that the Fund may not be successful in implementing its investment strategy. In either case, the Fund may be liquidated at any time without shareholder approval, which may result in adverse tax consequences for shareholders.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Fund. A Subadvisor’s judgment about whether securities acquired by the Fund will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, a Subadvisor or the Fund.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

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Rights and Warrants

To the extent that a Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such right or warrant.

Short Selling

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change

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in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Fund investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), each Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

In unusual market conditions, the MainStay MacKay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

Value Stocks

The Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities. Recently finalized rules include certain mandatory margin requirements for the to-be-announced (“TBA”) market, which may require the Funds to post collateral in connection with their TBA transactions.

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

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In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Initial Public Offerings ("IPOs")

IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Investments by Shareholders

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Master Limited Partnerships ("MLPs")

Certain Funds may invest no more than 25% of their total assets in MLPs that are qualified publicly traded partnerships under the Internal Revenue Code. MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investments in MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

The anticipated benefits to be derived from a Fund’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to entity-level U.S. federal income tax (as well as state and local taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund was treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income earned by the Fund. To the extent a distribution received by a Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

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MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in these sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Operational and Cyber Security Risk

The Funds are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Funds and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption or destruction and denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Repurchase Agreements

Certain Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund’s use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Risk of Increase in Expenses

Your actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Technology Stock Risk

A Fund may invest in technology companies. Such investments may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Fund’s investment in such companies, may be particularly

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vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Fund’s performance to be more volatile than a fund not invested in technology companies.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Other information about the Funds:

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay MacKay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

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The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at nylinvestments.com/funds. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund and MainStay Epoch Global Equity Yield Fund.

• “MainStay Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Income Builder Fund and MainStay MacKay Convertible Fund.

• “MainStay Tax-Exempt Funds” collectively refers to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund and MainStay Money Market Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

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• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries may be eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur greater or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the MainStay Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund

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shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without

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an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

5. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

6. 18 months or less with respect to MainStay MacKay Short Duration High Yield Fund.

7. 0.25% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

8. 0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

9. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

10. Does not apply to purchases by certain retirement plans.

11. $250,000 or more for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans held with a MainStay Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the MainStay Fund). Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

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• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund

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may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay MacKay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

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— Existing or retired MainStay Funds Trustee, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares

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through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Trustees, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at nylinvestments.com/funds/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Conservative Allocation Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay U.S. Equity Opportunities Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%

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Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Indexed Bond Fund and MainStay MacKay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1,

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2017 and July 31, 2017 and within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

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MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay MacKay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay MacKay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at nylinvestments.com/funds/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in

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Shareholder Guide

Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of DST Asset Manager Solutions, Inc. that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the MainStay Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

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Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase MainStay Fund shares. The MainStay Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the MainStay Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each MainStay Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a MainStay Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay MacKay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold MainStay Fund shares. The MainStay Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers

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available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at nylinvestments.com/funds/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

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This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling MainStay Fund shares or are listed on MainStay Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the MainStay Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the MainStay Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the MainStay Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

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For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from MainStay Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the MainStay Fund’s shares.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and the Subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the Prospectus because the payments are not made by the MainStay Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING MAINSTAY FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

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If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Effective May 11, 2018, certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identity of beneficial owners. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. Neither the MainStay Funds, New York Life Investments nor the Board will be responsible for any loss in your account or tax liability resulting from any account closure or associated redemption of MainStay Fund shares.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the

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recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at nylinvestments.com/funds

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylinvestments.com/funds

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The MainStay Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the MainStay Funds at least 3 days prior to the scheduled purchase.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day after receiving your request in good order. However, it may take up to seven days to do so.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

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— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each MainStay Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each MainStay Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the MainStay Funds. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylinvestments.com/funds to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding MainStay Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the MainStay Funds. For more information, please call 800-MAINSTAY (624-6782).

The Prospectus and SAI, related regulatory filings, and any other MainStay Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The MainStay Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor or other parties who provide services to the Funds.

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Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be effected through a distribution of the MainStay Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another MainStay Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

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• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the MainStay Audio Response System and website at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylinvestments.com/funds, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

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• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay MacKay Convertible Fund
MainStay Balanced Fund	MainStay MacKay Emerging Markets Debt Fund
MainStay Candriam Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund
MainStay Conservative Allocation Fund	MainStay MacKay Growth Fund
MainStay Cushing MLP Premier Fund	MainStay MacKay International Equity Fund
MainStay Cushing Renaissance Advantage Fund	MainStay MacKay International Opportunities Fund
MainStay Cushing Energy Income Fund	MainStay MacKay New York Tax Free Opportunities Fund**
MainStay Epoch Capital Growth Fund	MainStay MacKay S&P 500 Index Fund
MainStay Epoch Global Choice Fund	MainStay MacKay Short Duration High Yield Fund
MainStay Epoch Global Equity Yield Fund	MainStay MacKay Tax Advantaged Short Term Bond Fund
MainStay Epoch International Choice Fund	MainStay MacKay Tax Free Bond Fund
MainStay Epoch U.S. All Cap Fund	MainStay MacKay Total Return Bond Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay MacKay Unconstrained Bond Fund
MainStay Epoch U.S. Small Cap Fund	MainStay MacKay U.S. Equity Opportunities Fund
MainStay Floating Rate Fund	MainStay MAP Equity Fund
MainStay Growth Allocation Fund	MainStay Moderate Allocation Fund

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MainStay Income Builder Fund	MainStay Moderate Growth Allocation Fund
MainStay Indexed Bond Fund	MainStay Money Market Fund
MainStay Large Cap Growth Fund	MainStay Retirement 2010 Fund
MainStay MacKay Government Fund	MainStay Retirement 2020 Fund
MainStay MacKay High Yield Corporate Bond Fund	MainStay Retirement 2030 Fund
MainStay MacKay High Yield Municipal Bond Fund	MainStay Retirement 2040 Fund
MainStay MacKay California Tax Free Opportunities Fund*	MainStay Retirement 2050 Fund
MainStay MacKay Common Stock Fund	MainStay Retirement 2060 Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting nylinvestments.com/funds or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend MainStay Fund Exchanges

If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively

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impact the MainStay Fund’s performance. For example, the Manager or a Subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

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FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the Subadvisor(s) (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at nylinvestments.com/funds 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate MainStay Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

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FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Convertible Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

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5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Tax-Exempt Funds

The MainStay Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay MacKay California Tax Free Opportunities Fund and MainStay MacKay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

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• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay MacKay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay MacKay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay MacKay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay MacKay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay MacKay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by MainStay MacKay New York Tax Free Opportunities Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay Tax Advantaged Short Term Bond Fund

MainStay MacKay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the MainStay MacKay Tax Advantaged Short Term Bond Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the MainStay MacKay Tax Advantaged Short Term Bond Fund to be able to pay distributions from its net tax-exempt income. Although the MainStay MacKay Tax Advantaged Short Term Bond Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the MainStay MacKay Tax Advantaged Short Term Bond Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the MainStay MacKay Tax Advantaged Short Term Bond Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the MainStay MacKay Tax Advantaged Short Term Bond Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay

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Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. As a regular corporation, the MLP Premier Fund is also subject to state and local income and other taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income and other tax liabilities in multiple state and local jurisdictions, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 21%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any taxable year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized

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in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as tax preference items for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such tax preference items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a

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particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (i.e., average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the MainStay Fund would not be eligible for the 20% deduction for their share of such taxable income.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the MainStay Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the

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distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a MainStay Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2017, New York Life Investments and its affiliates managed approximately $542.6 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2017, the Funds paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2017
MainStay Epoch Capital Growth Fund	0.75%
MainStay Epoch Global Choice Fund	0.97%
MainStay Epoch Global Equity Yield Fund	0.70%
MainStay Epoch International Choice Fund	0.80%
MainStay Epoch U.S. All Cap Fund	0.84%
MainStay Epoch U.S. Equity Yield Fund	0.69%
MainStay Epoch U.S. Small Cap Fund	0.85%
MainStay Large Cap Growth Fund	0.62%
MainStay MacKay Common Stock Fund	0.55%
MainStay MacKay Emerging Markets Equity Fund	1.06%
MainStay MacKay Growth Fund	0.69%
MainStay MacKay International Equity Fund	0.89%
MainStay MacKay International Opportunities Fund	1.10%
MainStay MacKay S&P 500 Index Fund	0.22%
MainStay MacKay U.S. Equity Opportunities Fund	1.00%
MainStay MAP Equity Fund	0.75%

The MainStay Candriam Emerging Markets Equity Fund pays the Manager a management fee on the average daily net assets of the Fund of: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion. The Fund commenced operations on November 15, 2017 and, thus, paid no management fee to the Manager for the fiscal year-ended October 31, 2017.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2017.

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The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

Except as otherwise stated, each voluntary waiver or reimbursement discussed below may be discontinued at any time.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below.

MainStay Epoch International Choice Fund: Class R1, 1.05%; and Class R2, 1.30%

MainStay Large Cap Growth Fund: Class R1, 0.95%

MainStay MacKay Common Stock Fund: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%

MainStay MacKay Growth Fund: Class I, 0.92%

MainStay MacKay International Equity Fund: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%

MainStay MacKay International Opportunities Fund: Investor Class, 1.95%; and Class C, 2.70%

MainStay MacKay S&P 500 Index Fund: Investor Class, 0.70%

MainStay MacKay U.S. Equity Opportunities Fund: Investor Class, 1.60%; and Class C, 2.35%

Prior to the effective date of their current voluntary expense waiver/reimbursement arrangements, certain MainStay Funds had different arrangements in place.

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay Epoch Capital Growth Fund: Class A, 1.20%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except for Class R6.

MainStay Epoch U.S. Equity Yield Fund: Class A, 1.14%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except for Class R6.

MainStay Large Cap Growth Fund: Class I, 0.88%. In addition, New York Life Investments has contractually agreed to waive a portion of its management fee for the Fund so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

MainStay MacKay Growth Fund: Class I, 1.09%

MainStay MacKay International Opportunities Fund: Class A, 1.85%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes except for Class R6.

MainStay MacKay S&P 500 Index Fund: Class A, 0.60%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes except for Class R6.

MainStay MacKay U.S. Equity Opportunities Fund: Class A, 1.50%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes except for Class R6.

All Funds (Class R6)

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New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I.

These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay MacKay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor.

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. Except for MainStay MacKay S&P 500 Index Fund, the shareholders of the Funds that are covered by this Prospectus have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors. Shareholders of a Fund must separately approve the use of the Current Order before it may be relied upon to hire or to modify existing or future subadvisory agreements with Wholly-Owned Subadvisors. The shareholders of the MainStay MacKay Growth Fund and the MainStay Epoch Capital Growth Fund have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including in the manner contemplated by the Current Order. The shareholders of the other Funds that are covered by this Prospectus have not approved the use of the Current Order with respect to affiliated subadvisors, including any Wholly-Owned Subadvisors.

Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

Candriam Belgium S.A. (“Candriam Belgium”) is located at Avenue des Arts 58, 1000 Brussels, Belgium. Candriam Belgium is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2017, Candriam Belgium managed approximately $95.76 billion in assets. Candriam Belgium is the Subadvisor to the MainStay Candriam Emerging Markets Equity Fund.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2017, Epoch managed approximately $49.5 billion in assets. Epoch is the subadvisor to the MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity

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Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund and a portion of the MainStay MAP Equity Fund.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2017, MacKay Shields managed approximately $97.7 billion in assets. MacKay Shields is the subadvisor to the MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund and MainStay MacKay U.S. Equity Opportunities Fund.

Markston International LLC ("Markston") is located at 445 Hamilton Avenue, White Plains, New York 10601. Markston was established in 1981 as Markston Investment Management, and was reorganized in 1999. As of December 31, 2017, Markston managed approximately $985 million in assets. Markston is the subadvisor for a portion of the MainStay MAP Equity Fund.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2017, Winslow Capital managed approximately $20.5 billion in assets. Winslow is the subadvisor to the MainStay Large Cap Growth Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Lee Baker

Mr. Baker has managed the MainStay MacKay S&P 500 Index Fund since 2008. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2005. Mr. Baker is responsible for enhancing the algorithmic trading process for the portfolio management teams. Mr. Baker received his BA in Economics from Occidental College. He has been in the investment management industry since 1998.

Steven D. Bleiberg

Mr. Bleiberg has been a portfolio manager of the MainStay Epoch Capital Growth Fund since 2016. Mr. Bleiberg joined Epoch Investment Partners in 2014, where he is Managing Director and Portfolio Manager. Prior to joining Epoch, Mr. Bleiberg was a portfolio manager with Legg Mason. Mr. Bleiberg holds an AB from Harvard and an MS from the Sloan School of Management at MIT with a concentration in Finance.

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the MainStay Epoch Global Choice Fund since 2014 and the MainStay Epoch International Choice Fund since 2017. Mr. Booth joined Epoch in 2009, where he is a Managing Director, Co-Chief Investment Officer and Portfolio Manager. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Jan Boudewijns

Mr. Boudewijns has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. Mr. Boudewijns joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has experience in Emerging Markets since 1994 and 35 years of investment experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

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Patrick M. Burton, CFA

Mr. Burton is a Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay Large Cap Growth Fund since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

Michael Caputo

Mr. Caputo has been a portfolio manager of the MainStay Epoch U.S. Small Cap Fund since 2016. He is a Managing Director, Portfolio Manager and a Senior Research Analyst of Epoch Investment Partners, Inc. Mr. Caputo is a portfolio manager for Epoch’s U.S. Small and SMID investment strategies. Prior to joining Epoch, Mr. Caputo was a portfolio manager and senior research analyst at Cramer Rosenthal McGlynn, beginning in 2002. Previously, Mr. Caputo was a vice president in Corporate Finance at Morgan Stanley. He earned a BA from the University of Notre Dame and an MBA from The Wharton School of the University of Pennsylvania.

Carlos Garcia-Tunon, CFA

Mr. Garcia-Tunon is a Managing Director at MacKay Shields LLC and Head of the Fundamental Equity Team, as well as the team’s Lead Portfolio Manager. He has been a portfolio manager for the MainStay MacKay International Equity Fund since 2013. Prior to 2011, Mr. Garcia-Tunon was a Vice President and Portfolio Manager at Morgan Stanley Investment Management, focusing on international and global equities. He received his MBA from the Wharton School of the University of Pennsylvania, where he was a Robert Toigo Foundation fellow, and obtained his BS in finance from Georgetown University. He has been in the investment management industry since 1999. He is a CFA® charterholder.

Justin Howell, CFA

Mr. Howell has managed the MainStay Epoch U.S. Small Cap Fund since February 2018. He is a Managing Director, Senior Research Analyst and Portfolio Manager of Epoch Investment Partners, Inc., focusing on Epoch’s U.S. Small and SMID investment strategies. Prior to joining Epoch in 2012, he spent nine years at JPMorgan Chase as a research analyst. Mr. Howell has experience in the consumer, financial services and healthcare services sectors and previously worked in the research department at FTN Midwest Research. He earned a BA in Business Administration from the University of Michigan and is a CFA® charterholder.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a portfolio manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay Large Cap Growth Fund since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Migene Kim, CFA

Ms. Kim is a Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay MacKay Common Stock Fund since 2007, the MainStay MacKay U.S. Equity Opportunities Fund since 2014 and the MainStay MacKay Growth Fund since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

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Know With Whom You Are Investing

J. Christian Kirtley, CFA

Mr. Kirtley has been a portfolio manager of the MainStay Epoch International Choice Fund since 2017. Prior to joining Epoch, Mr. Kirtley managed these funds for Institutional Capital LLC since 2015.  He earned a BS from the University of North Carolina at Chapel Hill and is a CFA® charterholder. Mr. Kirtley has 13 years of industry experience.

Christopher Mullarkey

Mr. Mullarkey is the Managing Member of Markston International, has 25 years of experience in the investment business and has been a portfolio manager for the MainStay MAP Equity Fund since 2002. He received an MBA from NYU Stern School of Business.

James Mulvey

Mr. Mulvey is a Member of Markston International and has been a portfolio manager for the MainStay MAP Equity Fund since 2013. Prior to joining Markston in 2012, Mr. Mulvey managed over $2 billion in large cap and all cap strategies for Endurance Capital from 1996 to 2011. Mr. Mulvey received his BS from New York University.

Ian Murdoch, CFA

Mr. Murdoch is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay MacKay International Equity Fund since 2017. Mr. Murdoch has been with the firm, including predecessor entities, since 2009. He received his BA from Columbia University. He has been in the investment management industry since 2000. He is a CFA® charterholder.

Francis J. Ok

Mr. Ok has managed the MainStay MacKay S&P 500 Index Fund since 1996. Mr. Ok is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 1994. Mr. Ok is also responsible for managing and running the equity trading desk. Mr. Ok holds a BS in Economics from Northeastern University.

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay MacKay U.S. Equity Opportunities Fund since 2007 and the MainStay MacKay Common Stock Fund since 2014. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

David N. Pearl

Mr. Pearl has been a portfolio manager of the MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Small Cap Fund since 2009, MainStay Epoch Global Choice Fund since 2011 and the MainStay MAP Equity Fund since 2017. Mr. Pearl co-founded Epoch in 2004, where he is Executive Vice President, Co-Chief Investment Officer and Portfolio Manager. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford Graduate School of Business.

William W. Priest, CFA

Mr. Priest has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Equity Yield Fund since 2009, and the MainStay Epoch Capital Growth Fund since 2016. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

141

Know With Whom You Are Investing

Lawrence Rosenberg, CFA

Mr. Rosenberg is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay MacKay International Equity Fund since 2017. Mr. Rosenberg has been with the firm, including predecessor entities, since 2008. He received a BS in Electrical Engineering from The Johns Hopkins University and obtained a Bachelor in Music from The Peabody Conservatory of Music. He has been in the investment management industry since 1998 and is a CFA® charterholder.

Mohamed Lamine Saidi

Mr. Saidi has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

Philip Screve

Mr. Screve has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 18 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

David J. Siino, CFA, CAIA

Mr. Siino has been a portfolio manager of the MainStay Epoch Capital Growth Fund since 2016. Mr. Siino joined Epoch in 2007, where he is a Managing Director, Portfolio Manager and Senior Research Analyst. Prior to joining Epoch in 2007, Mr. Siino was a research analyst with Gabelli & Company where he was responsible for covering the financial services sector, overseeing the automotive sector research team and making buy/sell recommendations for the Gabelli mutual funds. Mr. Siino holds a BA from Hofstra University and an MBA from Baruch College. He is also a CFA® & CAIA charterholder.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the MainStay Epoch U.S. Equity Yield Fund since 2013 and the MainStay Epoch Global Equity Yield Fund since 2014. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the MainStay Epoch U.S. Equity Yield Fund since 2013 and the MainStay Epoch Global Equity Yield Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

142

Know With Whom You Are Investing

Andrew Ver Planck, CFA

Mr. Ver Planck has managed the MainStay MacKay International Opportunities Fund since 2007, the MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay U.S. Equity Opportunities Fund since 2013, and the MainStay MacKay Growth Fund since 2016. He is a Managing Director and Head of the Systematic Equity team, as well as the team’s Lead Portfolio Manager. He has been with MacKay Shields LLC or its predecessors since 2005. As lead of the Systematic Equity research team, he is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He has been in the investment management industry since 2000 and is a CFA® charterholder.

Ping Wang, PhD

Mr. Wang has been a portfolio manager of the Mainstay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund since 2017. He is a Director at MacKay Shields LLC. Prior to joining the firm, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin. He has been in the investment management industry since 1998.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and the MainStay Epoch U.S. Small Cap Fund since 2009, the MainStay Epoch Capital Growth Fund since 2016, and the MainStay Epoch International Choice Fund and MainStay MAP Equity Fund since 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Quantitative Research and Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

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Know With Whom You Are Investing

MAINSTAY EPOCH CAPITAL GROWTH FUND: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Global Equity Capital Reinvestment Composite is provided to illustrate the past performance of Epoch, the MainStay Epoch Capital Growth Fund’s Subadvisor, in managing all discretionary accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Epoch has managed two discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since July 1, 2013. William W. Priest, Steven D. Bleiberg, Michael A. Welhoelter and David J. Siino, the Fund’s portfolio managers, are the current portfolio managers of the accounts. Messrs. Priest, Welhoelter and William J. Booth were the portfolio managers of the accounts since their inception. Mr. Bleiberg has been part of the portfolio management team since 2014 and became a named portfolio manager on December 31, 2015. Mr. Siino became a named portfolio manager on September 22, 2016. Effective February 28, 2018, Mr. Booth is no longer a portfolio manager of the MainStay Epoch Capital Growth Fund or the accounts. Since inception of the accounts, no other person played a significant role in achieving the accounts’ performance. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the MSCI World Index, the Composite’s and the Fund’s benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflects the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	MSCI World Index (Net)
2017	27.72%	28.24%	22.40%
2016	5.23%	5.64%	7.51%
2015	0.83%	1.69%	-0.87%
2014	5.22%	6.11%	4.94%
2013*	15.02%	15.50%	16.83%

Annualized Returns as of 12/31/2017
1 Year	27.72%	28.24%	22.40%
2 Years	15.94%	16.40%	14.71%
3 Years	10.66%	11.27%	9.26%
4 Years	9.28%	9.96%	8.17%
Since Inception (7/1/13)	11.62%	12.35%	11.00%

* Represents period starting July 1, 2013 (Composite inception date) through December 31, 2013.

Note: The Composite is composed of two discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

144

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

The financial highlights for MainStay MacKay Growth Fund reflect the historical financial highlights of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds (“Keystone Fund”). Upon completion of the reorganization of Keystone Fund with and into MainStay MacKay Growth Fund, which occurred on January 11, 2013, Class A and Class I shares of MainStay MacKay Growth Fund assumed the performance, financial and other historical information of the Class A and Class I shares of Keystone Fund.

The information for all periods prior to January 11, 2013 has been audited by the independent registered public accounting firm for Keystone Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund. The reports of the Predecessor Accounting Firm, along with Keystone Fund’s financial statements (which have been adopted by the Fund), are included in the annual reports of Keystone Fund, which are available upon request.

Please note that as of July 1, 2013, the fiscal year end for the MainStay MacKay Growth Fund changed from June 30 to October 31.

Except as mentioned above, the information has been audited by KPMG LLP, whose report, along with each Fund’s financial statements (other than MainStay Candriam Emerging Markets Equity Fund), is included in each Fund’s Annual Report, which is available upon request.

145

Financial Highlights

MainStay Epoch Capital Growth

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class A	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.10	$ 10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.42	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.47	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$ 12.55	$ 10.10

Total investment return (b)	24.52%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.22%††
Net expenses	1.15%	1.20%††
Expenses (before waiver/reimbursement)	1.15%	1.61%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 110	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.10	$ 10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.41	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.46	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$ 12.54	$ 10.10

Total investment return (b)	24.43%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.23%††
Net expenses	1.27%	1.20%††
Expenses (before waiver/reimbursement)	1.27%	1.61%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 75	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

146

Financial Highlights

MainStay Epoch Capital Growth

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class C	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.08	$ 10.00

Net investment income (loss)	(0.03)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	2.39	0.10
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)

Total from investment operations	2.36	0.08

Net asset value at end of period	$ 12.44	$ 10.08

Total investment return (b)	23.41%	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.50%)††
Net expenses	1.99%	1.95% ††
Expenses (before waiver/reimbursement)	1.99%	2.36% ††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 41	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Class I	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.11	$ 10.00

Net investment income (loss)	0.09 (a)	0.02
Net realized and unrealized gain (loss) on investments	2.40	0.09
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)

Total from investment operations	2.49	0.11

Less dividends:
From net investment income	(0.03)	—

Net asset value at end of period	$ 12.57	$ 10.11

Total investment return (b)	24.74%	1.10%
Net investment income (loss)	0.78%	0.63%††
Net expenses	0.93%	0.95%††
Expenses (before waiver/reimbursement)	0.93%	1.36%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 107,596	$ 82,970

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

147

Financial Highlights

MainStay Epoch Global Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 16.91	$ 18.75	$ 19.75	$ 20.39	$ 16.09

Net investment income (loss) (a)	0.11	0.10	0.11	0.09	0.10
Net realized and unrealized gain (loss) on investments	4.40	(0.96)	0.28	0.63	4.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.50	(0.87)	0.38	0.71	4.34

Less dividends and distributions:
From net investment income	(0.14)	(0.11)	(0.09)	(0.07)	(0.04)
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.14)	(0.97)	(1.38)	(1.35)	(0.04)

Net asset value at end of year	$ 21.27	$ 16.91	$ 18.75	$ 19.75	$ 20.39

Total investment return (b)	26.81%	(4.84%)	2.03%	3.60%	27.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.55% (c)	0.59%	0.47%	0.54%
Net expenses	1.32%	1.34% (d)	1.34%	1.34%	1.38%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 3,660	$ 4,507	$ 5,561	$ 4,757	$ 6,219

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.

(d) Without the custody fee reimbursement, net expenses would have been 1.35%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 16.81	$ 18.64	$ 19.65	$ 20.31	$ 16.03

Net investment income (loss) (a)	0.06	0.05	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	4.38	(0.94)	0.27	0.61	4.22
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.43	(0.90)	0.33	0.66	4.28

Less dividends and distributions:
From net investment income	(0.10)	(0.07)	(0.05)	(0.04)	(0.00)‡
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.10)	(0.93)	(1.34)	(1.32)	(0.00)‡

Net asset value at end of year	$ 21.14	$ 16.81	$ 18.64	$ 19.65	$ 20.31

Total investment return (b)	26.47%	(5.04%)	1.74%	3.33%	26.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.31% (c)	0.35%	0.31%	0.38%
Net expenses	1.56%	1.58% (d)	1.58%	1.59%	1.61%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 846	$ 674	$ 727	$ 618	$ 537

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.

(d) Without the custody fee reimbursement, net expenses would have been 1.59%.

148

Financial Highlights

MainStay Epoch Global Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.99	$ 17.84	$ 18.94	$ 19.73	$ 15.68

Net investment income (loss) (a)	(0.07)	(0.07)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	4.17	(0.91)	0.28	0.58	4.14
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.09	(0.99)	0.19	0.49	4.05

Less distributions from net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Net asset value at end of year	$ 20.08	$ 15.99	$ 17.84	$ 18.94	$ 19.73

Total investment return (b)	25.58%	(5.78%)	1.04%	2.53%	25.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.45%)(c)	(0.43%)	(0.41%)	(0.47%)
Net expenses	2.31%	2.33% (d)	2.33%	2.34%	2.36%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 1,559	$ 1,396	$ 1,719	$ 1,261	$ 806

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.46)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.34%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.45	$ 19.31	$ 20.30	$ 20.92	$ 16.50

Net investment income (loss) (a)	0.16	0.15	0.16	0.16	0.15
Net realized and unrealized gain (loss) on investments	4.53	(0.99)	0.29	0.62	4.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.68	(0.85)	0.44	0.77	4.50

Less dividends and distributions:
From net investment income	(0.19)	(0.15)	(0.14)	(0.11)	(0.08)
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.19)	(1.01)	(1.43)	(1.39)	(0.08)

Net asset value at end of year	$ 21.94	$ 17.45	$ 19.31	$ 20.30	$ 20.92

Total investment return (b)	27.07%	(4.56%)	2.30%	3.82%	27.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.83% (c)	0.82%	0.80%	0.80%
Net expenses	1.07%	1.09% (d)	1.09%	1.09%	1.13%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 195,813	$ 169,788	$ 235,074	$ 221,219	$ 185,789

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.

(d) Without the custody fee reimbursement, net expenses would have been 1.10%.

149

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.42	$ 18.83	$ 20.30	$ 19.33	$ 16.16

Net investment income (loss) (a)	0.49	0.53	0.63	0.82	0.56
Net realized and unrealized gain (loss) on investments	2.24	(0.41)	(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.73	0.12	(0.26)	1.60	3.70

Less dividends and distributions:
From net investment income	(0.49)	(0.51)	(0.74)	(0.59)	(0.53)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.49)	(1.53)	(1.21)	(0.63)	(0.53)

Net asset value at end of year	$ 19.66	$ 17.42	$ 18.83	$ 20.30	$ 19.33

Total investment return (b)	15.88%	0.87%	(1.26%)	8.32%	23.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62%	2.97%	3.24%	4.12%	3.18%
Net expenses	1.14%	1.11%(c)	1.09%	1.07%	1.05%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 782,204	$ 900,737	$ 973,044	$ 972,426	$ 726,215

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.39	$ 18.80	$ 20.28	$ 19.31	$ 16.14

Net investment income (loss) (a)	0.49	0.53	0.62	0.81	0.55
Net realized and unrealized gain (loss) on investments	2.25	(0.41)	(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.74	0.12	(0.27)	1.59	3.69

Less dividends and distributions:
From net investment income	(0.50)	(0.51)	(0.74)	(0.58)	(0.52)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.50)	(1.53)	(1.21)	(0.62)	(0.52)

Net asset value at end of year	$ 19.63	$ 17.39	$ 18.80	$ 20.28	$ 19.31

Total investment return (b)	15.93%	0.87%	(1.28%)	8.32%	23.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	3.04%	3.20%	4.04%	3.14%
Net expenses	1.11%	1.11%(c)	1.11%	1.09%	1.10%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 10,849	$ 10,419	$ 11,693	$ 9,940	$ 7,237

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

150

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.30	$ 18.71	$ 20.18	$ 19.22	$ 16.08

Net investment income (loss) (a)	0.35	0.40	0.47	0.65	0.42
Net realized and unrealized gain (loss) on investments	2.24	(0.41)	(0.88)	0.80	3.12
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.59	(0.01)	(0.41)	1.44	3.54

Less dividends and distributions:
From net investment income	(0.36)	(0.38)	(0.59)	(0.44)	(0.40)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.36)	(1.40)	(1.06)	(0.48)	(0.40)

Net asset value at end of year	$ 19.53	$ 17.30	$ 18.71	$ 20.18	$ 19.22

Total investment return (b)	15.08%	0.11%	(2.04%)	7.52%	22.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.26%	2.46%	3.26%	2.39%
Net expenses	1.86%	1.86%(c)	1.86%	1.84%	1.85%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 189,291	$ 221,557	$ 263,213	$ 252,916	$ 175,634

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.39	$ 18.80	$ 20.28	$ 19.31	$ 16.14

Net investment income (loss) (a)	0.53	0.57	0.68	0.85	0.60
Net realized and unrealized gain (loss) on investments	2.25	(0.40)	(0.89)	0.81	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	(0.01)	(0.00)‡

Total from investment operations	2.78	0.17	(0.22)	1.65	3.74

Less dividends and distributions:
From net investment income	(0.54)	(0.56)	(0.79)	(0.64)	(0.57)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.54)	(1.58)	(1.26)	(0.68)	(0.57)

Net asset value at end of year	$ 19.63	$ 17.39	$ 18.80	$ 20.28	$ 19.31

Total investment return (b)	16.20%	1.12%	(1.06%)	8.60%	23.63%
Net investment income (loss)	2.87%	3.25%	3.49%	4.27%	3.42%
Net expenses	0.89%	0.86%(c)	0.84%	0.82%	0.80%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 2,850,185	$ 2,817,292	$ 3,358,771	$ 3,609,899	$ 2,222,748

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

151

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017	2016	2015	2014
Net asset value at beginning of period	$ 17.42	$ 18.83	$ 20.30	$ 19.85

Net investment income (loss) (a)	0.48	0.50	0.59	0.42
Net realized and unrealized gain (loss) on investments	2.25	(0.39)	(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	2.73	0.11	(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.48)	(0.50)	(0.72)	(0.47)
From net realized gain on investments	—	(1.02)	(0.47)	—

Total dividends and distributions	(0.48)	(1.52)	(1.19)	(0.47)

Net asset value at end of period	$ 19.67	$ 17.42	$ 18.83	$ 20.30

Total investment return (b)	15.83%	0.77%	(1.34%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.86%	3.09%	3.25%††
Net expenses	1.23%	1.21%(c)	1.19%	1.17%††
Portfolio turnover rate	18%	21%	33%	15%
Net assets at end of period (in 000’s)	$ 293	$ 374	$ 165	$ 26

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 17.41	$ 16.80

Net investment income (loss) (a)	0.29	0.29
Net realized and unrealized gain (loss) on investments	2.39	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01

Total from investment operations	2.68	0.99

Less dividends from net investment income	(0.44)	(0.38)

Net asset value at end of period	$ 19.65	$ 17.41

Total investment return (b)	15.53%	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	2.42%††
Net expenses	1.50%	1.45%††
Portfolio turnover rate	18%	21%
Net assets at end of period (in 000’s)	$ 543	$ 51

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

152

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 17.40	$ 18.81	$ 20.28	$ 19.31	$ 18.09

Net investment income (loss) (a)	0.48	0.53	0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	2.33	(0.34)	(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.81	0.19	(0.19)	1.66	1.53

Less dividends:
From net investment income	(0.57)	(0.58)	(0.81)	(0.65)	(0.31)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.57)	(1.60)	(1.28)	(0.69)	(0.31)

Net asset value at end of period	$ 19.64	$ 17.40	$ 18.81	$ 20.28	$ 19.31

Total investment return (b)	16.36%	1.25%	(0.90%)	8.69%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%	3.04%	2.94%	4.29%	2.18%††
Net expenses	0.74%	0.74%(c)	0.74%	0.74%	0.74%††
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of period (in 000’s)	$ 111,720	$ 33,404	$ 13,867	$ 156	$ 27

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

153

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.39	$ 32.22	$ 34.61	$ 35.20	$ 28.49

Net investment income (loss) (a)	0.34	0.40	0.44	1.25	0.44
Net realized and unrealized gain (loss) on investments	6.41	(1.83)	(1.91)	(1.55)	6.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.75	(1.44)	(1.49)	(0.31)	7.23

Less dividends:
From net investment income	(0.94)	(0.39)	(0.90)	(0.28)	(0.52)

Net asset value at end of year	$ 36.20	$ 30.39	$ 32.22	$ 34.61	$ 35.20

Total investment return (b)	22.95%	(4.49%)	(4.29%)	(0.89%)	25.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.32%	1.28%	3.49%	1.40%
Net expenses	1.23%	1.24%(c)	1.22%	1.21%	1.27%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 33,997	$ 36,584	$ 56,710	$ 95,712	$ 379,556

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.36	$ 32.19	$ 34.58	$ 35.16	$ 28.45

Net investment income (loss) (a)	0.30	0.37	0.37	0.95	0.41
Net realized and unrealized gain (loss) on investments	6.39	(1.84)	(1.89)	(1.29)	6.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.69	(1.48)	(1.54)	(0.35)	7.18

Less dividends:
From net investment income	(0.92)	(0.35)	(0.85)	(0.23)	(0.47)

Net asset value at end of year	$ 36.13	$ 30.36	$ 32.19	$ 34.58	$ 35.16

Total investment return (b)	22.74%	(4.63%)	(4.44%)	(1.00%)	25.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.24%	1.10%	2.68%	1.30%
Net expenses	1.39%	1.39%(c)	1.36%	1.35%	1.39%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 6,757	$ 7,802	$ 9,151	$ 9,326	$ 9,968

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

154

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 29.74	$ 31.52	$ 33.84	$ 34.44	$ 27.87

Net investment income (loss) (a)	0.04	0.14	0.12	0.68	0.17
Net realized and unrealized gain (loss) on investments	6.30	(1.81)	(1.84)	(1.27)	6.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.34	(1.68)	(1.74)	(0.60)	6.82

Less dividends:
From net investment income	(0.67)	(0.10)	(0.58)	(0.00)‡	(0.25)

Net asset value at end of year	$ 35.41	$ 29.74	$ 31.52	$ 33.84	$ 34.44

Total investment return (b)	21.82%	(5.35%)	(5.14%)	(1.74%)	24.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.47%	0.36%	1.95%	0.54%
Net expenses	2.14%	2.14%(c)	2.11%	2.10%	2.14%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 11,625	$ 12,156	$ 15,995	$ 16,522	$ 17,386

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.46	$ 32.30	$ 34.79	$ 35.37	$ 28.63

Net investment income (loss) (a)	0.39	0.54	0.52	1.02	0.54
Net realized and unrealized gain (loss) on investments	6.45	(1.88)	(1.91)	(1.23)	6.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.84	(1.35)	(1.41)	(0.22)	7.36

Less dividends:
From net investment income	(1.05)	(0.49)	(1.08)	(0.36)	(0.62)

Net asset value at end of year	$ 36.25	$ 30.46	$ 32.30	$ 34.79	$ 35.37

Total investment return (b)	23.29%	(4.21%)	(4.03%)	(0.61%)	26.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.81%	1.52%	2.85%	1.69%
Net expenses	0.95%	0.95%(c)	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.99%	0.99%(c)	0.97%	0.96%	1.02%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 549,162	$ 753,205	$ 1,777,369	$ 1,946,807	$ 1,374,470

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

155

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.39	$ 32.23	$ 34.71	$ 35.29	$ 28.57

Net investment income (loss) (a)	0.36	0.49	0.48	0.99	0.50
Net realized and unrealized gain (loss) on investments	6.44	(1.86)	(1.89)	(1.23)	6.83
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.80	(1.38)	(1.43)	(0.25)	7.31

Less dividends:
From net investment income	(1.01)	(0.46)	(1.05)	(0.33)	(0.59)

Net asset value at end of year	$ 36.18	$ 30.39	$ 32.23	$ 34.71	$ 35.29

Total investment return (b)	23.16%	(4.33%)	(4.11%)	(0.73%)	26.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.62%	1.42%	2.77%	1.55%
Net expenses	1.05%	1.05%(c)	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.12%	1.09%(c)	1.07%	1.06%	1.12%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 257	$ 1,330	$ 2,030	$ 2,270	$ 1,480

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.37	$ 32.19	$ 34.57	$ 35.14	$ 28.45

Net investment income (loss) (a)	0.31	0.40	0.40	0.97	0.42
Net realized and unrealized gain (loss) on investments	6.41	(1.85)	(1.89)	(1.29)	6.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.72	(1.46)	(1.51)	(0.33)	7.18

Less dividends:
From net investment income	(0.93)	(0.36)	(0.87)	(0.24)	(0.49)

Net asset value at end of year	$ 36.16	$ 30.37	$ 32.19	$ 34.57	$ 35.14

Total investment return (b)	22.83%	(4.55%)	(4.36%)	(0.96%)	25.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.32%	1.16%	2.74%	1.32%
Net expenses	1.30%	1.30%(c)	1.30%	1.30%	1.38%
Expenses (before waiver/reimbursement)	1.34%	1.34%(c)	1.32%	1.31%	1.38%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 23,119	$ 34,189	$ 45,496	$ 49,209	$ 51,496

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

156

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.13	$ 31.94	$ 34.29	$ 34.87	$ 28.24

Net investment income (loss) (a)	0.24	0.31	0.31	0.88	0.34
Net realized and unrealized gain (loss) on investments	6.36	(1.84)	(1.87)	(1.29)	6.73
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.60	(1.54)	(1.58)	(0.42)	7.05

Less dividends:
From net investment income	(0.83)	(0.27)	(0.77)	(0.16)	(0.42)

Net asset value at end of year	$ 35.90	$ 30.13	$ 31.94	$ 34.29	$ 34.87

Total investment return (b)	22.53%	(4.84%)	(4.60%)	(1.24%)	25.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	1.03%	0.92%	2.49%	1.08%
Net expenses	1.59%	1.59%(c)	1.57%	1.56%	1.62%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 7,360	$ 9,011	$ 10,445	$ 10,529	$ 11,978

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

157

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.22	$ 26.66	$ 28.35	$ 26.48	$ 23.20

Net investment income (loss) (a)	0.16	0.37	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	5.82	(0.60)	0.87	3.64	5.90

Total from investment operations	5.98	(0.23)	1.07	3.82	6.08

Less dividends and distributions:
From net investment income	(0.45)	(0.24)	(0.21)	(0.17)	(0.21)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.07)	(3.21)	(2.76)	(1.95)	(2.80)

Net asset value at end of year	$ 28.13	$ 23.22	$ 26.66	$ 28.35	$ 26.48

Total investment return (b)	26.53%	(0.79%)	4.00%	15.28%	29.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%	1.60%	0.76%	0.69%	0.76%
Net expenses	1.15%	1.15%	1.13%	1.13%	1.15%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 33,568	$ 21,248	$ 23,644	$ 20,942	$ 16,608

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 22.82	$ 26.24	$ 27.95	$ 26.12	$ 22.92

Net investment income (loss) (a)	0.10	0.29	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	5.71	(0.58)	0.84	3.59	5.82

Total from investment operations	5.81	(0.29)	0.96	3.68	5.90

Less dividends and distributions:
From net investment income	(0.37)	(0.16)	(0.12)	(0.07)	(0.11)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.99)	(3.13)	(2.67)	(1.85)	(2.70)

Net asset value at end of year	$ 27.64	$ 22.82	$ 26.24	$ 27.95	$ 26.12

Total investment return (b)	26.22%	(1.07%)	3.62%	14.90%	29.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	1.28%	0.44%	0.34%	0.34%
Net expenses	1.46%	1.48%	1.45%	1.49%	1.57%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 9,973	$ 11,846	$ 12,884	$ 12,040	$ 10,603

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

158

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.18	$ 23.56	$ 25.42	$ 24.02	$ 21.31

Net investment income (loss) (a)	(0.09)	0.12	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	5.05	(0.53)	0.76	3.27	5.38

Total from investment operations	4.96	(0.41)	0.69	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$ 24.31	$ 20.18	$ 23.56	$ 25.42	$ 24.02

Total investment return (b)	25.26%	(1.78%)	2.85%	14.07%	28.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39%)	0.58%	(0.30%)	(0.38%)	(0.37%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 3,906	$ 3,707	$ 4,777	$ 5,140	$ 5,415

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.19	$ 23.59	$ 25.44	$ 24.04	$ 21.33

Net investment income (loss) (a)	(0.09)	0.12	(0.08)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	5.05	(0.55)	0.78	3.28	5.39

Total from investment operations	4.96	(0.43)	0.70	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$ 24.32	$ 20.19	$ 23.59	$ 25.44	$ 24.04

Total investment return (b)	25.24%	(1.86%)	2.88%	14.01%	28.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	0.58%	(0.32%)	(0.41%)	(0.41%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 4,218	$ 3,661	$ 5,001	$ 4,347	$ 3,314

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

159

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 25.57	$ 29.02	$ 30.62	$ 28.43	$ 24.71

Net investment income (loss) (a)	0.26	0.47	0.30	0.27	0.25
Net realized and unrealized gain (loss) on investments	6.40	(0.65)	0.93	3.92	6.33

Total from investment operations	6.66	(0.18)	1.23	4.19	6.58

Less dividends and distributions:
From net investment income	(0.50)	(0.30)	(0.28)	(0.22)	(0.27)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.12)	(3.27)	(2.83)	(2.00)	(2.86)

Net asset value at end of year	$ 31.11	$ 25.57	$ 29.02	$ 30.62	$ 28.43

Total investment return (b)	26.83%	(0.51%)	4.24%	15.60%	30.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.86%	1.03%	0.95%	1.00%
Net expenses	0.90%	0.90%	0.88%	0.88%	0.90%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 727,524	$ 669,617	$ 649,559	$ 718,634	$ 583,273

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

160

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.23	$ 14.06	$ 14.55	$ 13.57	$ 13.56

Net investment income (loss) (a)	0.31	0.29	0.33	0.28	0.26
Net realized and unrealized gain (loss) on investments	2.13	0.69	(0.04)	1.66	2.53

Total from investment operations	2.44	0.98	0.29	1.94	2.79

Less dividends and distributions:
From net investment income	(0.30)	(0.26)	(0.33)	(0.39)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.36)	(0.81)	(0.78)	(0.96)	(2.78)

Net asset value at end of year	$ 16.31	$ 14.23	$ 14.06	$ 14.55	$ 13.57

Total investment return (b)	17.34%	7.43%	2.06%	15.14%	25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.04%(c)	2.36%	2.05%	2.07%
Net expenses	1.08%	1.16%(d)	1.24%	1.26%	1.32%
Expenses (before waiver/reimbursement)	1.08%	1.33%	1.76%	1.63%	2.03%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 435,116	$ 26,701	$ 12,473	$ 10,219	$ 7,272

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.

(d) Without the custody fee reimbursement, net expenses would have been 1.17%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.17	$ 14.01	$ 14.50	$ 13.52	$ 13.54

Net investment income (loss) (a)	0.30	0.27	0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	2.10	0.68	(0.05)	1.65	2.53

Total from investment operations	2.40	0.95	0.27	1.90	2.78

Less dividends and distributions:
From net investment income	(0.27)	(0.24)	(0.31)	(0.35)	(0.12)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.33)	(0.79)	(0.76)	(0.92)	(2.80)

Net asset value at end of year	$ 16.24	$ 14.17	$ 14.01	$ 14.50	$ 13.52

Total investment return (b)	17.12%	7.30%	1.86%	14.86%	25.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.92%(c)	2.26%	1.85%	2.05%
Net expenses	1.28%	1.34%(d)	1.35%	1.46%	1.47%
Expenses (before waiver/reimbursement)	1.28%	1.51%	1.87%	1.83%	2.18%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 114,150	$ 2,861	$ 1,869	$ 1,610	$ 1,193

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.

(d) Without the custody fee reimbursement, net expenses would have been 1.35%.

161

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class B	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 14.97

Net investment income (loss) (a)	0.07
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.91

Less dividend from net investment income	(0.09)

Net asset value at end of period	$ 15.79

Total investment return (b)	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††
Net expenses	2.04%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 26,167

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.80	$ 13.66	$ 14.16	$ 13.18	$ 13.34

Net investment income (loss) (a)	0.16	0.15	0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	2.06	0.69	(0.04)	1.62	2.47

Total from investment operations	2.22	0.84	0.16	1.77	2.62

Less dividends and distributions:
From net investment income	(0.17)	(0.15)	(0.21)	(0.22)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.23)	(0.70)	(0.66)	(0.79)	(2.78)

Net asset value at end of year	$ 15.79	$ 13.80	$ 13.66	$ 14.16	$ 13.18

Total investment return (b)	16.20%	6.55%	1.13%	14.08%	24.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	1.09%(c)	1.45%	1.10%	1.24%
Net expenses	2.04%	2.07%(d)	2.10%	2.21%	2.22%
Expenses (before waiver/reimbursement)	2.04%	2.24%	2.62%	2.58%	2.93%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 54,550	$ 8,416	$ 3,762	$ 2,612	$ 1,280

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.

(d) Without the custody fee reimbursement, net expenses would have been 2.08%.

162

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.35	$ 14.17	$ 14.67	$ 13.68	$ 13.62

Net investment income (loss) (a)	0.37	0.31	0.38	0.32	0.39
Net realized and unrealized gain (loss) on investments	2.13	0.72	(0.07)	1.67	2.45

Total from investment operations	2.50	1.03	0.31	1.99	2.84

Less dividends and distributions:
From net investment income	(0.33)	(0.30)	(0.36)	(0.43)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.39)	(0.85)	(0.81)	(1.00)	(2.78)

Net asset value at end of year	$ 16.46	$ 14.35	$ 14.17	$ 14.67	$ 13.68

Total investment return (b)	17.66%	7.76%	2.23%	15.42%	26.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.18%(c)	2.67%	2.32%	3.15%
Net expenses	0.83%	0.87%(d)	0.99%	1.01%	1.07%
Expenses (before waiver/reimbursement)	0.83%	1.04%	1.51%	1.38%	1.78%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 587,427	$ 63,995	$ 6,496	$ 7,618	$ 7,892

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.

(d) Without the custody fee reimbursement, net expenses would have been 0.89%.

Class R1	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.59

Net investment income (loss) (a)	0.17
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	1.03

Less dividend from net investment income	(0.17)

Net asset value at end of period	$ 16.45

Total investment return (b)	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%††
Net expenses	0.92%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 1,835

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

163

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class R2	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.46

Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.99

Less dividend from net investment income	(0.15)

Net asset value at end of period	$ 16.30

Total investment return (b)	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%††
Net expenses	1.17%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 5,506

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.46

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	0.98

Less dividend from net investment income	(0.14)

Net asset value at end of period	$ 16.30

Total investment return (b)	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%††
Net expenses	1.42%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 5,422

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

164

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class R6	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.59

Net investment income (loss) (a)	0.23
Net realized and unrealized gain (loss) on investments	0.82

Total from investment operations	1.05

Less dividend from net investment income	(0.18)

Net asset value at end of period	$ 16.46

Total investment return (b)	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%††
Net expenses	0.72%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 723

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

165

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.45	$ 26.35	$ 25.74	$ 23.67	$ 17.38

Net investment income (loss) (a)	0.03	0.22	0.05	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	5.54	(0.09)	0.56	2.02	6.36

Total from investment operations	5.57	0.13	0.61	2.07	6.34

Less dividends:
From net investment income	(0.11)	(0.03)	—	—	(0.05)

Net asset value at end of year	$ 31.91	$ 26.45	$ 26.35	$ 25.74	$ 23.67

Total investment return (b)	21.09%	0.49%	2.37%	8.75%	36.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%	0.85%	0.21%	0.21%	(0.10%)
Net expenses	1.24%	1.25%	1.25%	1.24%	1.30%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 163,350	$ 114,041	$ 124,244	$ 128,443	$ 129,496

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.09	$ 26.05	$ 25.51	$ 23.52	$ 17.29

Net investment income (loss) (a)	(0.05)	0.14	(0.01)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	5.48	(0.10)	0.55	2.01	6.33

Total from investment operations	5.43	0.04	0.54	1.99	6.25

Less dividends:
From net investment income	(0.04)	—	—	—	(0.02)

Net asset value at end of year	$ 31.48	$ 26.09	$ 26.05	$ 25.51	$ 23.52

Total investment return (b)	20.82%	0.15%	2.12%	8.46%	36.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	0.57%(c)	(0.05%)	(0.07%)	(0.38%)
Net expenses	1.50%	1.52%(d)	1.51%	1.52%	1.60%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 57,488	$ 79,614	$ 84,482	$ 87,739	$ 85,662

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.

(d) Without the custody fee reimbursement, net expenses would have been 1.53%.

166

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.80	$ 23.94	$ 23.62	$ 21.94	$ 16.25

Net investment income (loss) (a)	(0.23)	(0.03)	(0.19)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	4.97	(0.11)	0.51	1.86	5.92

Total from investment operations	4.74	(0.14)	0.32	1.68	5.71

Less dividends:
From net investment income	—	—	—	—	(0.02)

Net asset value at end of year	$ 28.54	$ 23.80	$ 23.94	$ 23.62	$ 21.94

Total investment return (b)	19.92%	(0.58%)	1.35%	7.66%	35.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86%)	(0.15%)(c)	(0.79%)	(0.80%)	(1.11%)
Net expenses	2.25%	2.27% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 15,188	$ 17,670	$ 21,976	$ 26,054	$ 30,879

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.28%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.79	$ 23.93	$ 23.61	$ 21.93	$ 16.24

Net investment income (loss) (a)	(0.24)	(0.04)	(0.19)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	4.97	(0.10)	0.51	1.87	5.93

Total from investment operations	4.73	(0.14)	0.32	1.68	5.71

Less dividends:
From net investment income	—	—	—	—	(0.02)

Net asset value at end of year	$ 28.52	$ 23.79	$ 23.93	$ 23.61	$ 21.93

Total investment return (b)	19.88%	(0.59%)	1.36%	7.66%	35.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.88%)	(0.16%)(c)	(0.80%)	(0.82%)	(1.13%)
Net expenses	2.25%	2.27% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 17,770	$ 17,921	$ 21,433	$ 21,326	$ 21,323

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.28%.

167

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 27.11	$ 27.02	$ 26.39	$ 24.20	$ 17.76

Net investment income (loss) (a)	0.11	0.29	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.57	2.07	6.51

Total from investment operations	5.79	0.19	0.69	2.19	6.54

Less dividends:
From net investment income	(0.18)	(0.10)	(0.06)	—	(0.10)

Net asset value at end of year	$ 32.72	$ 27.11	$ 27.02	$ 26.39	$ 24.20

Total investment return (b)	21.40%	0.71%	2.63%	9.05%	36.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	1.10%	0.44%	0.47%	0.15%
Net expenses	0.99%	1.00%	1.00%	0.99%	1.04%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 332,900	$ 325,316	$ 320,016	$ 263,613	$ 314,781

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 27.05	$ 26.96	$ 26.34	$ 24.18	$ 17.76

Net investment income (loss) (a)	0.08	0.26	0.10	0.09	0.01
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.56	2.07	6.50

Total from investment operations	5.76	0.16	0.66	2.16	6.51

Less dividends:
From net investment income	(0.16)	(0.07)	(0.04)	—	(0.09)

Net asset value at end of year	$ 32.65	$ 27.05	$ 26.96	$ 26.34	$ 24.18

Total investment return (b)	21.34%	0.61%	2.50%	8.93%	36.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.97%	0.35%	0.34%	0.04%
Net expenses	1.09%	1.10%	1.10%	1.09%	1.14%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 97	$ 85	$ 81	$ 71	$ 55

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

168

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.37	$ 26.28	$ 25.70	$ 23.65	$ 17.37

Net investment income (loss) (a)	(0.01)	0.19	0.01	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	5.54	(0.10)	0.57	2.02	6.37

Total from investment operations	5.53	0.09	0.58	2.05	6.33

Less dividends:
From net investment income	(0.09)	(0.00)‡	—	—	(0.05)

Net asset value at end of year	$ 31.81	$ 26.37	$ 26.28	$ 25.70	$ 23.65

Total investment return (b)	21.00%	0.34%(c)	2.26%	8.67%	36.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.73%	0.03%	0.12%	(0.18%)
Net expenses	1.34%	1.35%	1.35%	1.34%	1.40%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 137	$ 112	$ 90	$ 39	$ 36

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016**
Net asset value at beginning of period	$ 26.39	$ 23.88

Net investment income (loss) (a)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	5.55	2.52

Total from investment operations	5.45	2.51

Less dividends:
From net investment income	(0.06)	—

Net asset value at end of period	$ 31.78	$ 26.39

Total investment return (b)	20.68%	10.51% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.07%)††(d)
Net expenses	1.59%	1.60% ††(e)
Portfolio turnover rate	60%	65%
Net assets at end of period (in 000’s)	$ 181	$ 81

** Commencement of operations.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.

(e) Without the custody fee reimbursement, net expenses would have been 1.61%.

169

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.17	$ 10.68	$ 10.91	$ 9.98	$ 7.55

Net investment income (loss) (a)	(0.01)	(0.01)	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	2.31	(0.23)	0.85	1.45	2.42

Total from investment operations	2.30	(0.24)	0.83	1.43	2.43

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.41	$ 9.17	$ 10.68	$ 10.91	$ 9.98

Total investment return (b)	28.54%	(2.44%)	8.10%	14.95%	32.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)	(0.13%)	(0.23%)	(0.22%)	0.17%
Net expenses	1.00%	0.99%	0.99%	0.99%	1.02%
Expenses (before waiver/reimbursement)	1.00%	1.00%	0.99%	0.99%	1.02%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 960,123	$ 882,021	$ 1,202,852	$ 1,304,641	$ 1,615,768

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.09	$ 10.61	$ 10.84	$ 9.93	$ 7.52

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	2.29	(0.23)	0.86	1.44	2.40

Total from investment operations	2.27	(0.25)	0.83	1.41	2.41

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.30	$ 9.09	$ 10.61	$ 10.84	$ 9.93

Total investment return (b)	28.45%	(2.57%)	8.16%	14.82%	32.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19%)	(0.19%)	(0.28%)	(0.28%)	0.09%
Net expenses	1.07%	1.05%	1.04%	1.04%	1.08%
Expenses (before waiver/reimbursement)	1.07%	1.06%	1.04%	1.04%	1.08%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 108,078	$ 167,631	$ 180,154	$ 199,826	$ 211,111

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

170

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.11	$ 9.67	$ 10.04	$ 9.29	$ 7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.01	(0.21)	0.79	1.35	2.25

Total from investment operations	1.93	(0.29)	0.69	1.25	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 8.98	$ 8.11	$ 9.67	$ 10.04	$ 9.29

Total investment return (b)	27.61%	(3.32%)	7.34%	14.08%	30.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.03%)	(1.02%)	(0.65%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 31,793	$ 36,549	$ 47,779	$ 52,737	$ 59,671

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.10	$ 9.66	$ 10.03	$ 9.29	$ 7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.00	(0.21)	0.79	1.34	2.25

Total from investment operations	1.92	(0.29)	0.69	1.24	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 8.96	$ 8.10	$ 9.66	$ 10.03	$ 9.29

Total investment return (b)	27.51%	(3.31%)	7.35%	13.96%	31.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.04%)	(1.02%)	(0.66%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 229,283	$ 306,409	$ 408,078	$ 402,714	$ 403,968

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

171

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.65	$ 11.15	$ 11.32	$ 10.31	$ 7.80

Net investment income (loss) (a)	0.01	0.01	0.00 ‡	0.00 ‡	0.03
Net realized and unrealized gain (loss) on investments	2.46	(0.24)	0.89	1.51	2.50

Total from investment operations	2.47	(0.23)	0.89	1.51	2.53

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$ 11.06	$ 9.65	$ 11.15	$ 11.32	$ 10.31

Total investment return (b)	28.92%	(2.23%)	8.36%	15.26%	32.41%
Ratios of net investment income (loss) to average net assets:
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.12%	0.02%	0.02%	0.38%
Net expenses	0.75%	0.74%	0.74%	0.74%	0.77%
Expenses (before waiver/reimbursement)	0.75%	0.75%	0.74%	0.74%	0.77%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 6,752,754	$ 8,994,997	$ 12,150,253	$ 14,361,006	$ 13,254,459

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.48	$ 10.99	$ 11.17	$ 10.19	$ 7.72

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	2.41	(0.24)	0.89	1.49	2.47

Total from investment operations	2.41	(0.24)	0.88	1.48	2.49

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$ 10.83	$ 9.48	$ 10.99	$ 11.17	$ 10.19

Total investment return (b)	28.79%	(2.37%)	8.39%	15.14%	32.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.02%	(0.08%)	(0.08%)	0.28%
Net expenses	0.85%	0.84%	0.84%	0.84%	0.87%
Expenses (before waiver/reimbursement)	0.85%	0.85%	0.84%	0.84%	0.87%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 1,596,638	$ 1,636,560	$ 1,952,248	$ 2,225,940	$ 2,287,242

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

172

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.15	$ 10.68	$ 10.92	$ 9.99	$ 7.57

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.00 ‡
Net realized and unrealized gain (loss) on investments	2.31	(0.24)	0.85	1.46	2.42

Total from investment operations	2.29	(0.26)	0.82	1.43	2.42

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.38	$ 9.15	$ 10.68	$ 10.92	$ 9.99

Total investment return (b)	28.49%	(2.66%)	8.00%	14.93%	31.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24%)	(0.23%)	(0.32%)	(0.33%)	0.03%
Net expenses	1.10%	1.09%	1.09%	1.09%	1.12%
Expenses (before waiver/reimbursement)	1.10%	1.10%	1.09%	1.09%	1.12%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 303,192	$ 391,535	$ 674,630	$ 984,295	$ 1,014,655

‡ Less than one-tenth of a percent.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.85	$ 10.39	$ 10.67	$ 9.80	$ 7.45

Net investment income (loss) (a)	(0.04)	(0.04)	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.21	(0.23)	0.84	1.43	2.37

Total from investment operations	2.17	(0.27)	0.78	1.37	2.35

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 9.96	$ 8.85	$ 10.39	$ 10.67	$ 9.80

Total investment return (b)	28.05%	(2.83%)	7.79%	14.59%	31.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49%)	(0.48%)	(0.57%)	(0.57%)	(0.20%)
Net expenses	1.35%	1.34%	1.34%	1.34%	1.37%
Expenses (before reimbursement/waiver)	1.35%	1.35%	1.34%	1.34%	1.37%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 78,634	$ 87,060	$ 114,118	$ 158,222	$ 219,158

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

173

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.69	$ 11.18	$ 11.33	$ 10.31	$ 9.02

Net investment income (loss) (a)	0.02	0.02	0.01	0.01	0.00 ‡
Net realized and unrealized gain (loss) on investments	2.47	(0.24)	0.90	1.51	1.29

Total from investment operations	2.49	(0.22)	0.91	1.52	1.29

Less distributions:
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Net asset value at end of period	$ 11.12	$ 9.69	$ 11.18	$ 11.33	$ 10.31

Total investment return (b)	29.02%	(2.12%)	8.55%	15.36%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.23%	0.11%	0.10%	0.04%††
Net expenses	0.63%	0.62%	0.62%	0.62%	0.62%††
Expenses (before waiver/reimbursement)	0.63%	0.63%	0.62%	0.62%	0.62%††
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$ 2,122,217	$ 1,693,868	$ 1,311,034	$ 738,186	$ 147,625

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

174

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 19.95	$ 20.20	$ 19.39	$ 16.59	$ 12.90

Net investment income (loss) (a)	0.23	0.25	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	4.63	(0.28)	0.76	2.83	3.71

Total from investment operations	4.86	(0.03)	0.96	3.01	3.87

Less dividends:
From net investment income	(0.25)	(0.22)	(0.15)	(0.21)	(0.18)

Net asset value at end of year	$ 24.56	$ 19.95	$ 20.20	$ 19.39	$ 16.59

Total investment return (b)	24.59%	(0.13%)	4.95%	18.30%	30.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.29% (c)	1.01%	0.98%	1.11%
Net expenses	0.96%	0.95% (d)	0.96%	1.00%	1.05%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 53,909	$ 42,928	$ 52,985	$ 34,139	$ 19,011

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.

(d) Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 19.93	$ 20.19	$ 19.38	$ 16.58	$ 12.89

Net investment income (loss) (a)	0.18	0.21	0.16	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.62	(0.29)	0.76	2.82	3.70

Total from investment operations	4.80	(0.08)	0.92	2.95	3.80

Less dividends:
From net investment income	(0.20)	(0.18)	(0.11)	(0.15)	(0.11)

Net asset value at end of year	$ 24.53	$ 19.93	$ 20.19	$ 19.38	$ 16.58

Total investment return (b)	24.25%	(0.39%)	4.77%	17.94%	29.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	1.05% (c)	0.82%	0.71%	0.72%
Net expenses	1.22%	1.20% (d)	1.17%	1.28%	1.46%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 17,216	$ 21,880	$ 22,939	$ 20,856	$ 18,436

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.

(d) Without the custody fee reimbursement, net expenses would have been 1.21%.

175

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.25	$ 18.49	$ 17.81	$ 15.27	$ 11.87

Net investment income (loss) (a)	0.01	0.05	0.02	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	4.24	(0.26)	0.69	2.59	3.42

Total from investment operations	4.25	(0.21)	0.71	2.59	3.42

Less dividends:
From net investment income	(0.04)	(0.03)	(0.03)	(0.05)	(0.02)

Net asset value at end of year	$ 22.46	$ 18.25	$ 18.49	$ 17.81	$ 15.27

Total investment return (b)	23.31%	(1.12%)	4.01%	17.00%	28.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.30% (c)	0.09%	(0.03%)	(0.03%)
Net expenses	1.97%	1.95% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 6,635	$ 6,604	$ 6,816	$ 7,240	$ 6,760

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.

(d) Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.24	$ 18.48	$ 17.80	$ 15.26	$ 11.87

Net investment income (loss) (a)	0.01	0.06	0.01	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	4.24	(0.27)	0.70	2.61	3.42

Total from investment operations	4.25	(0.21)	0.71	2.59	3.41

Less dividends:
From net investment income	(0.04)	(0.03)	(0.03)	(0.05)	(0.02)

Net asset value at end of year	$ 22.45	$ 18.24	$ 18.48	$ 17.80	$ 15.26

Total investment return (b)	23.33%	(1.12%)	4.01%	17.01%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.34% (c)	0.06%	(0.10%)	(0.10%)
Net expenses	1.97%	1.95% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 15,459	$ 16,509	$ 25,775	$ 16,536	$ 3,441

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.

(d) Without the custody fee reimbursement, net expenses would have been 1.96%.

176

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.04	$ 20.29	$ 19.45	$ 16.64	$ 12.94

Net investment income (loss) (a)	0.29	0.31	0.26	0.22	0.20
Net realized and unrealized gain (loss) on investments	4.65	(0.29)	0.76	2.83	3.71

Total from investment operations	4.94	0.02	1.02	3.05	3.91

Less dividends:
From net investment income	(0.31)	(0.27)	(0.18)	(0.24)	(0.21)

Net asset value at end of year	$ 24.67	$ 20.04	$ 20.29	$ 19.45	$ 16.64

Total investment return (b)	24.89%	0.12%	5.26%	18.55%	30.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.55%(c)	1.30%	1.24%	1.40%
Net expenses	0.71%	0.70%(d)	0.71%	0.75%	0.80%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 96,441	$ 87,774	$ 91,561	$ 108,343	$ 77,476

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.

(d) Without the custody fee reimbursement, net expenses would have been 0.71%.

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$ 19.90	$ 18.44

Net investment income (loss) (a)	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.65	1.36

Total from investment operations	4.78	1.46

Less dividends:
From net investment income	(0.20)	—

Net asset value at end of period	$ 24.48	$ 19.90

Total investment return (b)	24.17%	7.92%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.74%††(d)
Net expenses	1.31%	1.31%††(e)
Portfolio turnover rate	134%	164%
Net assets at end of period (in 000’s)	$ 86	$ 29

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.

(e) Without the custody fee reimbursement, net expenses would have been 1.32%.

177

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class A	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.74	$ 8.50	$ 10.40	$ 10.00

Net investment income (loss) (a)	0.12	0.10	0.13	0.15
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.34	0.48	(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.32)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.28)	(0.24)	(0.37)	(0.02)

Net asset value at end of period	$ 10.80	$ 8.74	$ 8.50	$ 10.40

Total investment return (b)	28.01%	5.93%	(14.97%)	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.30%(c)	1.37%	1.57%††
Net expenses (excluding short sale expenses)	1.56%	1.57%(d)	1.60%	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.55%	2.11%	1.87%	1.90%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 10,040	$ 2,516	$ 2,537	$ 1,564

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.

(d) Without the custody fee reimbursement, net expenses would have been 1.60%.

(e) Less than one-tenth of a percent.

178

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Investor Class	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.71	$ 8.47	$ 10.38	$ 10.00

Net investment income (loss) (a)	0.09	0.09	0.09	0.13
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.31	0.47	(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.27)	(0.23)	(0.30)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.27)	(0.23)	(0.35)	(0.02)

Net asset value at end of period	$ 10.75	$ 8.71	$ 8.47	$ 10.38

Total investment return (b)	27.60%	5.72%	(15.21%)	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.14%(c)	1.01%	1.33%††
Net expenses (excluding short sale expenses)	1.88%	1.80%(d)	1.84%	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.88%	2.34%	2.11%	2.13%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 1,385	$ 615	$ 542	$ 270

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.

(d) Without the custody fee reimbursement, net expenses would have been 1.83%.

(e) Less than one-tenth of a percent.

179

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class C	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.62	$ 8.39	$ 10.32	$ 10.00

Net investment income (loss) (a)	0.02	0.03	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.25	0.40	(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.23	0.40	(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.21)	(0.17)	(0.26)	(0.01)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.21)	(0.17)	(0.31)	(0.01)

Net asset value at end of period	$ 10.64	$ 8.62	$ 8.39	$ 10.32

Total investment return (b)	26.82%	4.94%	(15.88%)	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.38%(c)	0.22%	0.50%††
Net expenses (excluding short sale expenses)	2.61%	2.54%(d)	2.59%	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.61%	3.08%	2.86%	2.88%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 2,338	$ 894	$ 598	$ 519

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.

(d) Without the custody fee reimbursement, net expenses would have been 2.57%.

(e) Less than one-tenth of a percent.

180

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class I	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.77	$ 8.53	$ 10.42	$ 10.00

Net investment income (loss) (a)	0.14	0.12	0.13	0.18
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.36	0.50	(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.30)	(0.26)	(0.33)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.30)	(0.26)	(0.38)	(0.02)

Net asset value at end of period	$ 10.83	$ 8.77	$ 8.53	$ 10.42

Total investment return (b)	28.23%	6.16%	(14.72%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.54%(c)	1.37%	1.85%††
Net expenses (excluding short sale expenses)	1.42%	1.33%(d)	1.35%	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.42%	1.86%	1.62%	1.65%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 159,067	$ 111,763	$ 122,110	$ 182,864

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.

(d) Without the custody fee reimbursement, net expenses would have been 1.36%.

(e) Less than one-tenth of a percent.

181

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	Year ended June 30,
Class A	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 29.07	$ 32.33	$ 33.75	$ 32.09	$ 29.72	$ 29.41

Net investment income (loss) (a)	0.12	(0.04)	(0.12)	(0.09)	(0.01)	0.10
Net realized and unrealized gain (loss) on investments	7.39	(0.97)	1.68	3.35	3.88	2.57

Total from investment operations	7.51	(1.01)	1.56	3.26	3.87	2.67

Less dividends and distributions:
From net investment income	—	—	—	(0.02)	—	(0.06)
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	(2.30)

Total dividends and distributions	(2.40)	(2.25)	(2.98)	(1.60)	(1.50)	(2.36)

Net asset value at end of period	$ 34.18	$ 29.07	$ 32.33	$ 33.75	$ 32.09	$ 29.72

Total investment return (b)	27.88%	(3.39%)	4.83%	10.74%	13.40%	9.64%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.39%	(0.15%)	(0.38%)	(0.34%)	(0.23%)††	0.32%
After expense waivers and reimbursements	0.39%	(0.14%)(c)	(0.36%)	(0.30%)	(0.14%)††	0.34%
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.09%	1.16%	1.19%	1.21%	1.26% ††	1.21%
After waivers/reimbursements of expenses	1.09%	1.15% (d)	1.17%	1.17%	1.17% ††	1.19%
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 391,245	$ 260,670	$ 294,445	$ 298,913	$ 316,746	$ 272,378

*** The Fund changed its fiscal year end from June 30 to October 31.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.

(d) Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Investor Class	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 28.86	$ 32.17	$ 33.64	$ 32.01	$ 29.64	$ 29.20 †

Net investment income (loss) (a)	0.06	(0.10)	(0.16)	(0.14)	(0.00)‡	(0.03)
Net realized and unrealized gain (loss) on investments	7.30	(0.96)	1.67	3.35	3.87	0.47

Total from investment operations	7.36	(1.06)	1.51	3.21	3.87	0.44

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 33.82	$ 28.86	$ 32.17	$ 33.64	$ 32.01	$ 29.64

Total investment return (b)	27.54%	(3.60%)	4.72%	10.58%	13.44%	1.51% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	(0.34%)	(0.51%)	(0.43%)	(0.01%)††	(0.25%)††
Net expenses	1.35%	1.35%	1.32%	1.30%	1.05% ††	1.77% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 134,867	$ 200,772	$ 224,402	$ 239,712	$ 245,125	$ 233,120

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

182

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class B	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 27.95	$ 31.45	$ 33.18	$ 31.81	$ 29.54	$ 29.20 †

Net investment income (loss) (a)	(0.16)	(0.30)	(0.40)	(0.37)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	7.03	(0.95)	1.65	3.32	3.85	0.47

Total from investment operations	6.87	(1.25)	1.25	2.95	3.77	0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 32.42	$ 27.95	$ 31.45	$ 33.18	$ 31.81	$ 29.54

Total investment return (b)	26.61%	(4.30%)	3.91%	9.79%	13.14%	1.16% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56%)	(1.09%)	(1.26%)	(1.17%)	(0.76%)††	(0.99%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80% ††	2.52% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 30,064	$ 33,468	$ 43,403	$ 51,495	$ 59,371	$ 55,524

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class C	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 27.94	$ 31.44	$ 33.17	$ 31.81	$ 29.54	$ 29.20 †

Net investment income (loss) (a)	(0.17)	(0.31)	(0.39)	(0.37)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	7.04	(0.94)	1.64	3.31	3.85	0.47

Total from investment operations	6.87	(1.25)	1.25	2.94	3.77	0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 32.41	$ 27.94	$ 31.44	$ 33.17	$ 31.81	$ 29.54

Total investment return (b)	26.62%	(4.34%)	3.94%	9.76%	13.14%	1.16% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58%)	(1.10%)	(1.25%)	(1.19%)	(0.76%)††	(1.00%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80% ††	2.52% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 4,884	$ 4,831	$ 5,265	$ 4,880	$ 4,325	$ 3,851

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

183

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	Year ended June 30,
Class I	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 29.62	$ 32.83	$ 34.14	$ 32.44	$ 30.01	$ 29.63

Net investment income (loss) (a)	0.20	(0.02)	(0.04)	(0.02)	0.01	0.17
Net realized and unrealized gain (loss) on investments	7.54	(0.94)	1.71	3.39	3.92	2.61

Total from investment operations	7.74	(0.96)	1.67	3.37	3.93	2.78

Less dividends and distributions:
From net investment income	—	—	—	(0.09)	—	(0.10)
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	(2.30)

Total dividends and distributions	(2.40)	(2.25)	(2.98)	(1.67)	(1.50)	(2.40)

Net asset value at end of period	$ 34.96	$ 29.62	$ 32.83	$ 34.14	$ 32.44	$ 30.01

Total investment return (b)	28.16%	(3.17%)	5.12%	11.00%	13.51%	9.91%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.62%	(0.12%)	(0.13%)	(0.09%)	0.04% ††	0.55%
After expense waivers and reimbursements	0.62%	(0.07%)	(0.11%)	(0.05%)	0.11% ††	0.58%
Ratios of expenses to average net assets:
Before waivers/reimbursements	0.83%	0.98%	0.94%	0.96%	0.99% ††	1.00%
After waivers/reimbursements of	0.83%	0.92%	0.92%	0.92%	0.92% ††	0.97%
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 87,115	$ 15,473	$ 531,981	$ 559,776	$ 569,795	$ 450,402

*** The Fund changed its fiscal year end from June 30 to October 31.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class R2	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 28.94	$ 32.22	$ 33.68	$ 32.04	$ 29.70	$ 29.20 †

Net investment income (loss) (a)	0.09	(0.06)	(0.15)	(0.14)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments	7.34	(0.97)	1.67	3.36	3.88	0.47

Total from investment operations	7.43	(1.03)	1.52	3.22	3.84	0.50

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 33.97	$ 28.94	$ 32.22	$ 33.68	$ 32.04	$ 29.70

Total investment return (b)	27.72%	(3.46%)	4.72%	10.60%	13.30%	1.71%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	(0.23%)	(0.48%)	(0.44%)	(0.37%)††	0.23%††
Net expenses	1.19%	1.24%	1.29%	1.31%	1.39% ††	1.30%††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 52	$ 38	$ 34	$ 32	$ 29	$ 25

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

184

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.51	$ 13.51	$ 13.11	$ 13.37	$ 11.68

Net investment income (loss) (a)	0.00 ‡	0.04	0.03	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.90	(0.04)	0.49	(0.26)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.91	0.01	0.49	(0.23)	1.79

Less dividends:
From net investment income	(0.04)	(0.01)	(0.09)	(0.03)	(0.10)

Net asset value at end of year	$ 16.38	$ 13.51	$ 13.51	$ 13.11	$ 13.37

Total investment return (b)	21.59%	0.05%	3.78%	(1.76%)	15.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.28%(c)	0.20%	0.51%	0.38%
Net expenses	1.34%	1.32%(d)	1.33%	1.34%	1.40%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 54,553	$ 41,891	$ 43,405	$ 45,882	$ 57,948

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.

(d) Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.43	$ 13.47	$ 13.07	$ 13.35	$ 11.66

Net investment income (loss) (a)	(0.04)	(0.01)	(0.02)	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.87	(0.04)	0.50	(0.27)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.84	(0.04)	0.45	(0.28)	1.75

Less dividends:
From net investment income	—	—	(0.05)	—	(0.06)

Net asset value at end of year	$ 16.27	$ 13.43	$ 13.47	$ 13.07	$ 13.35

Total investment return (b)	21.15%	(0.30%)	3.43%	(2.10%)	15.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26%)	(0.11%)(c)	(0.14%)	0.19%	0.05%
Net expenses	1.69%	1.69% (d)	1.68%	1.67%	1.72%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 25,029	$ 31,523	$ 34,329	$ 34,377	$ 37,457

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.

(d) Without the custody fee reimbursement, net expenses would have been 1.70%.

185

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.10	$ 12.23	$ 11.91	$ 12.26	$ 10.73

Net investment income (loss) (a)	(0.14)	(0.10)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.58	(0.04)	0.46	(0.24)	1.62
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.45	(0.13)	0.32	(0.35)	1.53

Net asset value at end of year	$ 14.55	$ 12.10	$ 12.23	$ 11.91	$ 12.26

Total investment return (b)	20.25%	(1.06%)	2.69%	(2.85%)	14.26% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.86%)(d)	(0.91%)	(0.57%)	(0.73%)
Net expenses	2.44%	2.44% (e)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 6,210	$ 6,991	$ 8,982	$ 11,058	$ 13,981

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.

(e) Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.10	$ 12.23	$ 11.92	$ 12.26	$ 10.74

Net investment income (loss) (a)	(0.14)	(0.10)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.59	(0.04)	0.45	(0.24)	1.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.03)	(0.01)

Total from investment operations	2.46	(0.13)	0.31	(0.34)	1.52

Net asset value at end of year	$ 14.56	$ 12.10	$ 12.23	$ 11.92	$ 12.26

Total investment return (b)	20.33%	(1.06%)	2.60%	(2.77%)	14.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.84%)(c)	(0.90%)	(0.57%)	(0.71%)
Net expenses	2.44%	2.44% (d)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 7,564	$ 7,850	$ 8,292	$ 8,383	$ 10,088

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.45%.

186

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.59	$ 13.59	$ 13.19	$ 13.45	$ 11.75

Net investment income (loss) (a)	0.05	0.07	0.06	0.11	0.08
Net realized and unrealized gain (loss) on investments	2.90	(0.04)	0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.96	0.04	0.53	(0.20)	1.83

Less dividends:
From net investment income	(0.07)	(0.04)	(0.13)	(0.06)	(0.13)

Net asset value at end of year	$ 16.48	$ 13.59	$ 13.59	$ 13.19	$ 13.45

Total investment return (b)	21.94%	0.29%	4.04%	(1.49%)	15.72%
Net investment income (loss)	0.31%	0.54%(c)	0.46%	0.79%	0.62%
Net expenses	1.09%	1.07%(d)	1.08%	1.09%	1.14%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 205,009	$ 179,274	$ 224,307	$ 223,797	$ 202,289

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.

(d) Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.51	$ 13.51	$ 13.11	$ 13.37	$ 11.67

Net investment income (loss) (a)	0.03	0.06	0.04	0.09	0.06
Net realized and unrealized gain (loss) on investments	2.89	(0.05)	0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.93	0.02	0.51	(0.22)	1.81

Less dividends:
From net investment income	(0.06)	(0.02)	(0.11)	(0.04)	(0.11)

Net asset value at end of year	$ 16.38	$ 13.51	$ 13.51	$ 13.11	$ 13.37

Total investment return (b)	21.78%	0.18%	3.95%	(1.63%)	15.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.41%(c)	0.33%	0.66%	0.49%
Net expenses	1.19%	1.17%(d)	1.18%	1.19%	1.25%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 2,616	$ 2,478	$ 3,032	$ 3,597	$ 4,003

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.

(d) Without the custody fee reimbursement, net expenses would have been 1.18%.

187

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.54	$ 13.54	$ 13.14	$ 13.40	$ 11.70

Net investment income (loss) (a)	0.01	0.01	0.01	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.88	(0.01)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	(0.03)	(0.04)	(0.01)

Total from investment operations	2.90	0.00 ‡	0.48	(0.25)	1.78

Less dividends:
From net investment income	(0.02)	—	(0.08)	(0.01)	(0.08)

Net asset value at end of year	$ 16.42	$ 13.54	$ 13.54	$ 13.14	$ 13.40

Total investment return (b)	21.55%(c)	(0.07%)	3.73%	(1.88%)	15.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.08%	0.11%	0.36%	0.26%
Net expenses	1.44%	1.42%	1.43%	1.44%	1.49%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 1,201	$ 847	$ 2,313	$ 3,509	$ 8,487

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.44	$ 13.48	$ 13.07	$ 13.35	$ 11.64

Net investment income (loss) (a)	(0.04)	(0.01)	(0.02)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.88	(0.04)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.85	(0.04)	0.45	(0.28)	1.74

Less dividends:
From net investment income	—	—	(0.04)	—	(0.03)

Net asset value at end of year	$ 16.29	$ 13.44	$ 13.48	$ 13.07	$ 13.35

Total investment return (b)	21.21%	(0.30%)	3.44%	(2.10%)	15.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.11%)(c)	(0.15%)	0.17%	(0.05%)
Net expenses	1.69%	1.67% (d)	1.68%	1.69%	1.74%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 1,446	$ 1,108	$ 1,204	$ 1,291	$ 1,365

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.

(d) Without the custody fee reimbursement, net expenses would have been 1.68%.

188

Financial Highlights

MainStay MacKay International Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.06	$ 8.36	$ 8.83	$ 8.94	$ 6.79

Net investment income (loss)	0.02	0.11	0.05	0.14 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	1.73	(0.35)	(0.09)	0.03	2.18
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.75	(0.24)	(0.04)	0.17	2.28

Less dividends and distributions:
From net investment income	(0.23)	(0.06)	(0.16)	(0.28)	(0.13)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.23)	(0.06)	(0.43)	(0.28)	(0.13)

Net asset value at end of year	$ 9.58	$ 8.06	$ 8.36	$ 8.83	$ 8.94

Total investment return (b)	22.36%	(2.85%)	(0.39%)	2.06%	34.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	1.37% (c)	0.61%	1.58%	1.33%
Net expenses (excluding short sale expenses)	1.56%	1.53% (d)	1.52%	1.52%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	3.22%	3.33%	3.27%	3.06%	2.84%
Short sale expenses	1.66%	1.78%	1.76%	1.54%	1.28%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 55,580	$ 98,856	$ 107,669	$ 23,074	$ 10,491

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.

(d) Without the custody fee reimbursement, net expenses would have been 1.55%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.02	$ 8.33	$ 8.80	$ 8.92	$ 6.78

Net investment income (loss)	0.04	0.09	0.05	0.12 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.34)	(0.09)	0.04	2.15
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.74	(0.25)	(0.04)	0.16	2.26

Less dividends and distributions:
From net investment income	(0.22)	(0.06)	(0.16)	(0.28)	(0.12)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.22)	(0.06)	(0.43)	(0.28)	(0.12)

Net asset value at end of year	$ 9.54	$ 8.02	$ 8.33	$ 8.80	$ 8.92

Total investment return (b)	22.29%	(3.04%)	(0.49%)	1.93%	33.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	1.19% (c)	0.75%	1.32%	1.53%
Net expenses (excluding short sale expenses)	1.65%	1.68% (d)	1.65%	1.67%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.34%	3.54%	3.44%	3.19%	3.09%
Short sale expenses	1.66%	1.78%	1.79%	1.52%	1.30%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 4,294	$ 5,755	$ 4,721	$ 947	$ 496

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.

(d) Without the custody fee reimbursement, net expenses would have been 1.70%.

189

Financial Highlights

MainStay MacKay International Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 7.75	$ 8.08	$ 8.57	$ 8.73	$ 6.64

Net investment income (loss)	(0.01)	0.03	0.01	0.06 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	1.64	(0.34)	(0.12)	0.04	2.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.63	(0.31)	(0.11)	0.10	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.02)	(0.11)	(0.26)	(0.08)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.15)	(0.02)	(0.38)	(0.26)	(0.08)

Net asset value at end of year	$ 9.23	$ 7.75	$ 8.08	$ 8.57	$ 8.73

Total investment return (b)	21.38%	(3.84%)	(1.19%)	1.11%	32.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	0.45% (c)	(0.17%)	0.66%	0.50%
Net expenses (excluding short sale expenses)	2.39%	2.43% (d)	2.40%	2.42%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.06%	4.27%	4.16%	3.97%	3.85%
Short sale expenses	1.64%	1.78%	1.76%	1.55%	1.31%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 42,231	$ 36,489	$ 38,434	$ 6,975	$ 1,503

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.

(d) Without the custody fee reimbursement, net expenses would have been 2.45%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.12	$ 8.42	$ 8.89	$ 8.98	$ 6.82

Net investment income (loss)	0.09	0.13	0.08	0.15 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.36)	(0.10)	0.05	2.17
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.79	(0.23)	(0.02)	0.20	2.30

Less dividends and distributions:
From net investment income	(0.25)	(0.07)	(0.18)	(0.29)	(0.14)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.25)	(0.07)	(0.45)	(0.29)	(0.14)

Net asset value at end of year	$ 9.66	$ 8.12	$ 8.42	$ 8.89	$ 8.98

Total investment return (b)	22.78%	(2.69%)	(0.04%)	2.25%	34.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.66% (c)	0.98%	1.70%	1.78%
Net expenses (excluding short sale expenses)	1.29%	1.28% (d)	1.27%	1.27%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.93%	3.07%	3.06%	2.80%	2.60%
Short sale expenses	1.63%	1.78%	1.79%	1.53%	1.30%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 653,051	$ 394,785	$ 548,422	$ 378,544	$ 250,459

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.

(d) Without the custody fee reimbursement, net expenses would have been 1.30%.

190

Financial Highlights

MainStay MacKay S&P 500 Index Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 47.57	$ 48.27	$ 46.85	$ 40.75	$ 32.74

Net investment income (loss) (a)	0.65	0.74	0.70	0.60	0.57
Net realized and unrealized gain (loss) on investments	9.47	1.06	1.44	6.09	7.94

Total from investment operations	10.12	1.80	2.14	6.69	8.51

Less dividends and distributions:
From net investment income	(1.07)	(0.74)	(0.63)	(0.59)	(0.50)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.42)	(2.50)	(0.72)	(0.59)	(0.50)

Net asset value at end of year	$ 53.27	$ 47.57	$ 48.27	$ 46.85	$ 40.75

Total investment return (b)	22.93%	3.92%	4.60%	16.59%	26.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.60%	1.48%	1.37%	1.58%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.64%	0.61%	0.60%	0.62%	0.65%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 527,768	$ 597,791	$ 566,621	$ 549,803	$ 470,293

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 47.51	$ 48.22	$ 46.81	$ 40.73	$ 32.73

Net investment income (loss) (a)	0.63	0.69	0.65	0.55	0.53
Net realized and unrealized gain (loss) on investments	9.43	1.05	1.44	6.08	7.94

Total from investment operations	10.06	1.74	2.09	6.63	8.47

Less dividends and distributions:
From net investment income	(1.04)	(0.69)	(0.59)	(0.55)	(0.47)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.39)	(2.45)	(0.68)	(0.55)	(0.47)

Net asset value at end of year	$ 53.18	$ 47.51	$ 48.22	$ 46.81	$ 40.73

Total investment return (b)	22.81%	3.81%	4.49%	16.45%	26.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.49%	1.37%	1.27%	1.47%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.82%	0.84%	0.81%	0.80%	0.83%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 38,052	$ 46,999	$ 39,219	$ 32,469	$ 27,916

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

191

Financial Highlights

MainStay MacKay S&P 500 Index Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 48.12	$ 48.81	$ 47.35	$ 41.17	$ 33.06

Net investment income (loss) (a)	0.78	0.87	0.83	0.71	0.67
Net realized and unrealized gain (loss) on investments	9.56	1.06	1.46	6.15	8.01

Total from investment operations	10.34	1.93	2.29	6.86	8.68

Less dividends and distributions:
From net investment income	(1.18)	(0.86)	(0.74)	(0.68)	(0.57)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.53)	(2.62)	(0.83)	(0.68)	(0.57)

Net asset value at end of year	$ 53.93	$ 48.12	$ 48.81	$ 47.35	$ 41.17

Total investment return (b)	23.20%	4.17%	4.88%	16.88%	26.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.88%	1.74%	1.62%	1.83%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.39%	0.35%	0.35%	0.37%	0.40%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 717,528	$ 755,952	$ 1,403,507	$ 1,497,877	$ 1,344,989

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

192

Financial Highlights

MainStay MacKay U.S. Equity Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.60	$ 8.93	$ 9.36	$ 10.31	$ 8.29

Net investment income (loss) (a)	(0.02)	0.00 ‡	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.48	(0.15)	1.05	1.53	2.59

Total from investment operations	2.46	(0.15)	1.04	1.49	2.58

Less dividends and distributions:
From net investment income	—	—	—	—	(0.03)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.56)

Net asset value at end of year	$ 10.91	$ 8.60	$ 8.93	$ 9.36	$ 10.31

Total investment return (b)	28.96%	(1.72%)	12.27%	17.79%	33.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20%)	0.03%	(0.17%)	(0.47%)	(0.12%)
Net expenses (excluding short sale expenses)	1.37%	1.35%	1.32%	1.30%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.26%	2.62%	2.37%	2.45%	2.55%
Short sale expenses	0.89%	1.27%	1.05%	1.15%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 124,552	$ 157,903	$ 123,721	$ 18,611	$ 2,700

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.49	$ 8.82	$ 9.28	$ 10.25	$ 8.25

Net investment income (loss) (a)	(0.03)	(0.00)‡	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.44	(0.15)	1.03	1.53	2.57

Total from investment operations	2.41	(0.15)	1.01	1.47	2.54

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	(0.00)‡	(0.01)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.54)

Net asset value at end of year	$ 10.75	$ 8.49	$ 8.82	$ 9.28	$ 10.25

Total investment return (b)	28.75%	(1.75%)	12.04%	17.66%	32.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	(0.05%)	(0.26%)	(0.63%)	(0.28%)
Net expenses (excluding short sale expenses)	1.45%	1.44%	1.45%	1.53%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	2.29%	2.72%	2.50%	2.70%	2.81%
Short sale expenses	0.84%	1.28%	1.05%	1.17%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 5,449	$ 4,702	$ 3,938	$ 1,357	$ 594

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

193

Financial Highlights

MainStay MacKay U.S. Equity Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 7.66	$ 8.04	$ 8.63	$ 9.76	$ 7.93

Net investment income (loss) (a)	(0.09)	(0.06)	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.20	(0.14)	0.96	1.43	2.45

Total from investment operations	2.11	(0.20)	0.88	1.31	2.36

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Net asset value at end of year	$ 9.62	$ 7.66	$ 8.04	$ 8.63	$ 9.76

Total investment return (b)	27.93%	(2.55%)	11.32%	16.68%	31.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(0.81%)	(1.04%)	(1.43%)	(1.03%)
Net expenses (excluding short sale expenses)	2.21%	2.19%	2.20%	2.28%	2.31%
Expenses (including short sales expenses, before waiver/reimbursement)	3.05%	3.46%	3.25%	3.42%	3.58%
Short sale expenses	0.84%	1.27%	1.05%	1.14%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 102,745	$ 84,108	$ 54,873	$ 6,229	$ 1,190

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.69	$ 9.00	$ 9.41	$ 10.34	$ 8.32

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	2.50	(0.14)	1.05	1.53	2.56

Total from investment operations	2.50	(0.12)	1.06	1.52	2.60

Less dividends and distributions:
From net investment income	(0.01)	(0.01)	—	(0.01)	(0.05)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.16)	(0.19)	(1.47)	(2.45)	(0.58)

Net asset value at end of year	$ 11.03	$ 8.69	$ 9.00	$ 9.41	$ 10.34

Total investment return (b)	29.17%	(1.40%)	12.44%	18.13%	33.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	0.28%	0.15%	(0.09%)	0.44%
Net expenses (excluding short sale expenses)	1.12%	1.10%	1.07%	1.05%	1.05%
Expenses (including short sales expenses, before waiver/reimbursement)	1.98%	2.38%	2.12%	2.24%	2.32%
Short sale expenses	0.86%	1.28%	1.05%	1.19%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 738,876	$ 668,653	$ 669,159	$ 509,379	$ 476,871

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

194

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.92	$ 43.32	$ 46.81	$ 43.28	$ 34.07

Net investment income (loss) (a)	0.21	0.33	0.38	0.67	0.41
Net realized and unrealized gain (loss) on investments	8.50	(0.63)	0.50	4.21	9.19
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.71	(0.30)	0.88	4.88	9.60

Less dividends and distributions:
From net investment income	(0.48)	(0.40)	(0.67)	(0.45)	(0.39)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.87)	(7.10)	(4.37)	(1.35)	(0.39)

Net asset value at end of year	$ 43.76	$ 35.92	$ 43.32	$ 46.81	$ 43.28

Total investment return (b)	24.73%	(0.57%)	1.80%	11.55%	28.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.92%	0.85%	1.49%	1.07%
Net expenses	1.10%(c)	1.09% (c)	1.11%	1.11%	1.11%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 389,582	$ 285,431	$ 336,812	$ 364,162	$ 356,657

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.85	$ 43.27	$ 46.77	$ 43.24	$ 34.04

Net investment income (loss) (a)	0.14	0.25	0.31	0.60	0.34
Net realized and unrealized gain (loss) on investments	8.49	(0.63)	0.50	4.21	9.18
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.63	(0.38)	0.81	4.81	9.52

Less dividends and distributions:
From net investment income	(0.41)	(0.34)	(0.61)	(0.38)	(0.32)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.80)	(7.04)	(4.31)	(1.28)	(0.32)

Net asset value at end of year	$ 43.68	$ 35.85	$ 43.27	$ 46.77	$ 43.24

Total investment return (b)	24.50%	(0.79%)	1.63%	11.38%	28.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.71%	0.71%	1.34%	0.88%
Net expenses	1.29%(c)	1.29% (c)	1.25%	1.26%	1.30%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 90,928	$ 139,775	$ 151,582	$ 152,202	$ 144,892

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

195

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 32.42	$ 39.74	$ 43.25	$ 40.08	$ 31.55

Net investment income (loss) (a)	(0.13)	(0.01)	(0.01)	0.26	0.06
Net realized and unrealized gain (loss) on investments	7.67	(0.60)	0.48	3.89	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	7.54	(0.61)	0.47	4.15	8.60

Less dividends and distributions:
From net investment income	(0.14)	(0.01)	(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.53)	(6.71)	(3.98)	(0.98)	(0.07)

Net asset value at end of year	$ 39.43	$ 32.42	$ 39.74	$ 43.25	$ 40.08

Total investment return (b)	23.55%	(1.52%)	0.89%	10.55%	27.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.03%)	(0.03%)	0.63%	0.16%
Net expenses	2.05% (c)	2.04% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 35,841	$ 40,977	$ 54,423	$ 71,195	$ 82,695

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 32.42	$ 39.73	$ 43.25	$ 40.08	$ 31.56

Net investment income (loss) (a)	(0.13)	(0.01)	(0.02)	0.25	0.05
Net realized and unrealized gain (loss) on investments	7.67	(0.59)	0.48	3.90	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	7.54	(0.60)	0.46	4.15	8.59

Less dividends and distributions:
From net investment income	(0.14)	(0.01)	(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.53)	(6.71)	(3.98)	(0.98)	(0.07)

Net asset value at end of year	$ 39.43	$ 32.42	$ 39.73	$ 43.25	$ 40.08

Total investment return (b)	23.55%	(1.52%)	0.89%	10.55%	27.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.03%)	(0.04%)	0.60%	0.14%
Net expenses	2.05% (c)	2.04% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 79,665	$ 92,457	$ 125,642	$ 143,427	$ 141,628

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

196

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.92	$ 44.35	$ 47.82	$ 44.18	$ 34.77

Net investment income (loss) (a)	0.34	0.43	0.50	0.80	0.52
Net realized and unrealized gain (loss) on investments	8.70	(0.65)	0.52	4.29	9.37
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	9.04	(0.22)	1.02	5.09	9.89

Less dividends and distributions:
From net investment income	(0.57)	(0.51)	(0.79)	(0.55)	(0.48)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.96)	(7.21)	(4.49)	(1.45)	(0.48)

Net asset value at end of year	$ 45.00	$ 36.92	$ 44.35	$ 47.82	$ 44.18

Total investment return (b)	25.01%	(0.33%)	2.06%	11.82%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	1.17%	1.10%	1.76%	1.33%
Net expenses	0.85%(c)	0.84% (c)	0.86%	0.86%	0.86%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 634,730	$ 807,694	$ 1,119,884	$ 1,506,564	$ 1,417,814

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.16	$ 43.57	$ 47.05	$ 43.49	$ 34.23

Net investment income (loss) (a)	0.27	0.38	0.45	0.73	0.54
Net realized and unrealized gain (loss) on investments	8.56	(0.63)	0.50	4.24	9.14
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.83	(0.25)	0.95	4.97	9.68

Less dividends and distributions:
From net investment income	(0.53)	(0.46)	(0.73)	(0.51)	(0.42)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.92)	(7.16)	(4.43)	(1.41)	(0.42)

Net asset value at end of year	$ 44.07	$ 36.16	$ 43.57	$ 47.05	$ 43.49

Total investment return (b)	24.92%	(0.43%)	1.94%	11.71%	28.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	1.06%	1.02%	1.63%	1.43%
Net expenses	0.95%(c)	0.94% (c)	0.96%	0.96%	0.96%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 3,208	$ 2,500	$ 3,607	$ 7,368	$ 6,737

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

197

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.05	$ 43.44	$ 46.92	$ 43.38	$ 34.12

Net investment income (loss) (a)	0.20	0.29	0.34	0.63	0.38
Net realized and unrealized gain (loss) on investments	8.50	(0.63)	0.49	4.22	9.21
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.70	(0.34)	0.83	4.85	9.59

Less dividends and distributions:
From net investment income	(0.43)	(0.35)	(0.61)	(0.41)	(0.33)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.82)	(7.05)	(4.31)	(1.31)	(0.33)

Net asset value at end of year	$ 43.93	$ 36.05	$ 43.44	$ 46.92	$ 43.38

Total investment return (b)	24.60%	(0.68%)	1.68%	11.43%	28.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.80%	0.76%	1.42%	0.98%
Net expenses	1.20%(c)	1.20% (c)	1.21%	1.21%	1.21%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 2,583	$ 3,528	$ 9,993	$ 15,956	$ 20,140

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.87	$ 43.22	$ 46.68	$ 43.16	$ 33.94

Net investment income (loss) (a)	0.07	0.20	0.22	0.54	0.29
Net realized and unrealized gain (loss) on investments	8.50	(0.62)	0.51	4.17	9.16
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.57	(0.42)	0.73	4.71	9.45

Less dividends and distributions:
From net investment income	(0.34)	(0.23)	(0.49)	(0.29)	(0.23)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.73)	(6.93)	(4.19)	(1.19)	(0.23)

Net asset value at end of year	$ 43.71	$ 35.87	$ 43.22	$ 46.68	$ 43.16

Total investment return (b)	24.29%	(0.91%)	1.42%	11.18%	28.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.57%	0.51%	1.20%	0.74%
Net expenses	1.45%(c)	1.44% (c)	1.46%	1.46%	1.46%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 1,004	$ 806	$ 1,062	$ 1,400	$ 1,696

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

198

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

J.P. Morgan

Shareholders purchasing or redeeming Investor Class shares of a Fund through a J.P. Morgan self-directed brokerage account are eligible for a waiver of both the front-end sales charge or contingent deferred sales charge, as applicable, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

199

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

200

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylinvestments.com/funds/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Funds, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at nylinvestments.com/funds, or write to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Funds (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at nylinvestments.com/funds.

MS01e-02/18

Prospectus for MainStay Equity Funds
MainStay Funds®	February 28, 2018

Class T
U.S. Equity
MainStay Epoch U.S. All Cap Fund	*
MainStay Epoch U.S. Equity Yield Fund	*
MainStay Epoch U.S. Small Cap Fund	*
MainStay Large Cap Growth Fund	*
MainStay MacKay Common Stock Fund	*
MainStay MacKay Growth Fund	*
MainStay MacKay S&P 500 Index Fund	*
MainStay MacKay U.S. Equity Opportunities Fund	*
MainStay MAP Equity Fund	*

International
MainStay Epoch International Choice Fund	*
MainStay MacKay International Equity Fund	*
MainStay MacKay International Opportunities Fund	*

Emerging Markets
MainStay Candriam Emerging Markets Equity Fund	*
MainStay MacKay Emerging Markets Equity Fund	*

Global
MainStay Epoch Capital Growth Fund	*
MainStay Epoch Global Choice Fund	*
MainStay Epoch Global Equity Yield Fund	*

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

U.S. Equity

International

MainStay Epoch International Choice Fund	42
MainStay MacKay International Equity Fund	47
MainStay MacKay International Opportunities Fund	52

Emerging Markets

MainStay Candriam Emerging Markets Equity Fund	58
MainStay MacKay Emerging Markets Equity Fund	62

Global

MainStay Epoch Capital Growth Fund	67
MainStay Epoch Global Choice Fund	72
MainStay Epoch Global Equity Yield Fund	76
More About Investment Strategies and Risks	80
Shareholder Guide	93
Know With Whom You Are Investing	117
Financial Highlights	126

MainStay Epoch U.S. All Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.84%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	1.15%

1. The management fee is as follows: 0.85% on assets up to $500 million; 0.825% on assets from $500 million to $1 billion; and 0.80% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 364	$ 606	$ 867	$ 1,613
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio consisting of equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. and issue securities that trade primarily in U.S. securities markets. Equity securities include common stocks and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stock. Convertible preferred stocks and debentures must be rated investment grade by an independent rating agency, such as Baa3 or better by Moody's Investors Service Inc. or BBB- or better by Standard & Poor's when purchased, or if unrated, considered by Epoch Investment Partners, Inc., the Fund’s Subadvisor, to be of comparable quality.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

4

MainStay Epoch U.S. All Cap Fund

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Although the Fund may invest in securities across all market capitalizations, it may invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities. The Fund may also invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

5

MainStay Epoch U.S. All Cap Fund

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 3000® Index as its primary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.85%
Worst Quarter
4Q/08	-27.32%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	22.73%	15.09%	7.14%
Return After Taxes on Distributions
Class I		19.29%	12.71%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.64%	11.78%	5.56%
Return Before Taxes
Class A	1/2/2004	15.66%	13.51%	6.25%
Investor Class	2/28/2008	15.44%	13.15%	6.88%
Class B	1/2/2004	16.16%	13.34%	5.65%
Class C	1/2/2004	20.09%	13.56%	5.64%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)		21.13%	15.58%	8.60%

6

MainStay Epoch U.S. All Cap Fund

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

7

MainStay Epoch U.S. Equity Yield Fund

Investment Objective

The Fund seeks current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.68%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.07%

1. Restated to reflect current management fees. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 356	$ 582	$ 825	$ 1,523
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Fund may invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a

8

MainStay Epoch U.S. Equity Yield Fund

focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T

9

MainStay Epoch U.S. Equity Yield Fund

shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009. The Fund commenced operations on December 3, 2008. Class A shares (formerly Class P shares) were first offered on February 3, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

On September 17, 2012, the Fund changed its investment objective and principal investment strategies. Performance figures for dates prior to September 17, 2012 reflect the Fund's prior investment objective and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2009-2017)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-16.22%

10

MainStay Epoch U.S. Equity Yield Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since Inception

Return Before Taxes
Class I	12/3/2008	16.91%	14.34%	14.45%
Return After Taxes on Distributions
Class I		15.08%	12.87%	12.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.45%	11.20%	11.64%
Return Before Taxes
Class A	2/3/2009	10.24%	12.77%	13.40%
Investor Class	11/16/2009	10.02%	12.57%	10.98%
Class C	11/16/2009	14.56%	13.02%	10.95%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		13.66%	14.04%	13.95%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	15.93%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2013
	Kera Van Valen, Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

11

MainStay Epoch U.S. Small Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.24%

1. The management fee is as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 373	$ 634	$ 914	$ 1,712
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies with market capitalizations at the time of investment of $6 billion or less, which include common stocks, securities convertible into common stock and exchange traded funds ("ETFs") whose underlying securities are issued by small capitalization companies. The Fund may also invest in mid-cap stocks. Securities of U.S. companies are those traded primarily in the U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

12

MainStay Epoch U.S. Small Cap Fund

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 2500TM Index as its primary

13

MainStay Epoch U.S. Small Cap Fund

benchmark. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	38.29%
Worst Quarter
4Q/08	-25.23%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	1/12/1987	15.62%	13.58%	9.29%
Return After Taxes on Distributions
Class I		13.44%	13.08%	8.94%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.53%	10.88%	7.58%
Return Before Taxes
Class A	1/2/2004	8.99%	12.01%	8.36%
Investor Class	2/28/2008	8.69%	11.70%	9.01%
Class B	1/2/2004	9.15%	11.87%	7.91%
Class C	12/30/2002	13.15%	12.13%	7.91%
Class R1	7/31/2012	15.54%	13.47%	14.20%
Class R2	7/31/2012	15.23%	13.17%	13.91%
Class R3	2/29/2016	14.94%	20.50%	N/A
Russell 2500™ Index (reflects no deductions for fees, expenses, or taxes)		16.81%	14.33%	9.22%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

14

MainStay Epoch U.S. Small Cap Fund

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	Michael Caputo, Managing Director	Since 2016
	Justin Howell, Managing Director	Since February 2018
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

15

MainStay Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.62%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	1.00%

1. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 349	$ 560	$ 789	$ 1,444
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Fund's Subadvisor, invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: The Fund invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance.

16

MainStay Large Cap Growth Fund

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the

17

MainStay Large Cap Growth Fund

Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class A Shares

(by calendar year 2008-2017)

Best Quarter
1Q/12	17.20%
Worst Quarter
4Q/08	-22.57%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class A	7/1/1995	24.89%	14.18%	7.95%
Return After Taxes on Distributions
Class A		20.20%	11.23%	6.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class A		17.37%	10.89%	6.23%
Return Before Taxes
Investor Class	2/28/2008	24.72%	14.08%	8.82%
Class B	4/1/2005	26.02%	14.31%	7.66%
Class C	4/1/2005	30.06%	14.56%	7.67%
Class I	4/1/2005	32.39%	15.77%	8.87%
Class R1	4/1/2005	32.42%	15.65%	8.76%
Class R2	4/1/2005	31.95%	15.36%	8.49%
Class R3	4/28/2006	31.70%	15.07%	8.24%
Class R6	6/17/2013	32.51%	14.47%	N/A
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		30.21%	17.33%	10.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Winslow Capital Management, LLC serves as the Fund's Subadvisor.

18

MainStay Large Cap Growth Fund

Subadvisor	Portfolio Managers	Fund Service Date
Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

19

MainStay MacKay Common Stock Fund

(formerly known as MainStay Common Stock Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.97%

1. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 346	$ 551	$ 773	$ 1,410
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 134% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Fund primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $3.4 billion to $867.5 billion as of December 31, 2017) and the Russell 1000® Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

20

MainStay MacKay Common Stock Fund

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of

21

MainStay MacKay Common Stock Fund

the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.68%
Worst Quarter
4Q/08	-22.08%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	6/1/1998	17.58%	14.38%	6.15%
Return After Taxes on Distributions
Class B		17.58%	14.33%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		9.95%	11.57%	4.95%
Return Before Taxes
Class A	6/1/1998	17.02%	14.48%	6.76%
Investor Class	2/28/2008	16.72%	14.18%	7.19%
Class C	9/1/1998	21.59%	14.60%	6.15%
Class I	12/28/2004	24.14%	16.08%	7.66%
Class R3	2/29/2016	23.38%	20.40%	N/A
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	8.59%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

22

MainStay MacKay Common Stock Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Migene Kim, Director	Since 2007
	Andrew Ver Planck, Managing Director	Since 2013
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

23

MainStay MacKay Growth Fund

(formerly known as MainStay Cornerstone Growth Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.69%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Acquired (Underlying) Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.10%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 359	$ 591	$ 841	$ 1,557
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by companies, across sectors and industries using quantitative analysis to identify undervalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

24

MainStay MacKay Growth Fund

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance figures for Class A shares reflect the historical performance of the Class A and performance figures for Class I shares reflect the historical performance of the Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different

25

MainStay MacKay Growth Fund

fee structure), for periods prior to January 11, 2013. Keystone Large Cap Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective July 29, 2016, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class A Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	18.72%
Worst Quarter
4Q/08	-20.96%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class A	8/7/2006	22.89%	11.04%	6.17%
Return After Taxes on Distributions
Class A		21.47%	8.74%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares
Class A		13.53%	8.07%	4.56%
Return Before Taxes
Investor Class	1/18/2013	22.56%	10.20%	N/A
Class B	1/18/2013	23.76%	10.37%	N/A
Class C	1/18/2013	27.77%	10.63%	N/A
Class I	11/2/2009	30.38%	12.58%	12.41%
Class R2	1/18/2013	29.93%	11.56%	N/A
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		30.21%	17.33%	10.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

26

MainStay MacKay Growth Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2016
	Migene Kim, Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

27

MainStay MacKay S&P 500 Index Fund

(formerly known as MainStay S&P 500 Index Fund)

Investment Objective

The Fund seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.16%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.58%

1. Restated to reflect current management fees. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 308	$ 431	$ 566	$ 958
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: MacKay Shields LLC, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

28

MainStay MacKay S&P 500 Index Fund

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Index Strategy Risk: The Fund employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Fund will also decline. Also, the Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the Index.

Correlation Risk: The Fund's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Fund's shares. Therefore, there is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T

29

MainStay MacKay S&P 500 Index Fund

shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	15.82%
Worst Quarter
4Q/08	-21.95%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	21.45%	15.40%	8.18%
Return After Taxes on Distributions
Class I		17.57%	13.68%	7.21%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.25%	12.24%	6.54%
Return Before Taxes
Class A	1/2/2004	17.50%	14.42%	7.57%
Investor Class	2/28/2008	17.38%	14.30%	8.35%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

30

MainStay MacKay S&P 500 Index Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Francis J. Ok, Managing Director	Since 1996
	Lee Baker, Director	Since 2008
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

31

MainStay MacKay U.S. Equity Opportunities Fund

(formerly known as MainStay U.S. Equity Opportunities Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[2]	0.16%
Total Annual Fund Operating Expenses	1.41%

1. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

2. Restated to reflect current expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 390	$ 685	$ 1,002	$ 1,899
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities. The Fund primarily invests in equity securities of well-established U.S. companies, primarily those with large capitalizations, that are in the Russell 1000® Index (the “Index”) or have market capitalizations that are similar to companies in the Index (which ranged from $653.7 million to $867.5 billion as of December 31, 2017). The Fund may also invest in equity securities with market capitalizations outside of the range of the Index.

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 140% of the Fund's net assets, and short positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. The Fund may invest in swaps, futures, forwards and options. The Fund may also invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in securities that the Fund has identified as overvalued or poised for underperformance.

32

MainStay MacKay U.S. Equity Opportunities Fund

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Fund’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by constructing a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short (or obtain short exposure to) securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales or short exposure are intended to allow the Fund to earn returns on securities that it believes will depreciate in value and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

The Fund may sell a security or reduce or eliminate a short position if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may

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MainStay MacKay U.S. Equity Opportunities Fund

have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those

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MainStay MacKay U.S. Equity Opportunities Fund

resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Russell 1000® Index as its primary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	15.03%
Worst Quarter
4Q/08	-22.09%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	6/29/2007	23.14%	18.45%	9.13%
Return After Taxes on Distributions
Class I		18.16%	14.67%	7.10%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.33%	13.67%	6.80%
Return Before Taxes
Class A	6/29/2007	16.22%	16.86%	8.27%
Investor Class	2/28/2008	16.03%	16.67%	8.67%
Class C	6/29/2007	20.90%	17.12%	7.87%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		21.69%	15.71%	8.59%

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MainStay MacKay U.S. Equity Opportunities Fund

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Mona Patni, Director	Since 2007
	Andrew Ver Planck, Managing Director	Since 2013
	Migene Kim, Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay MAP Equity Fund

Investment Objective

The Fund seeks long-term appreciation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.10%

1. The management fee is as follows: 0.75% on assets up to $1 billion; 0.70% on assets from $1 billion to $3 billion; and 0.675% on assets over $3 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 359	$ 591	$ 841	$ 1,557
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity securities include common stocks, and securities convertible into, or exchangeable for, common stocks, across all market capitalizations. The Fund may also invest in foreign securities, which are generally securities issued by companies organized outside the U.S. and that are traded primarily in markets outside the United States.

The Fund employs two subadvisors, Epoch Investment Partners, Inc. ("Epoch") and Markston International LLC ("Markston"), with investment processes and styles that New York Life Investment Management LLC, the Fund's Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Fund's assets, as designated by the Manager from time to time.

Investment Process: The Subadvisors' investment processes and styles are as follows:

Epoch: Epoch invests primarily in companies that generate free cash flow and have managements that allocate it effectively to create shareholder value.

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MainStay MAP Equity Fund

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

Epoch may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Markston: Markston seeks to identify companies that it believes can emerge as market leaders, where current valuation is disconnected from positive long-term prospects and ultimately have the potential to develop premium valuations. In addition to applying existing valuation criteria like low multiples of price-to-book or cash flow, Markston looks for companies with identifiable catalysts, including insider buying, stock repurchases, management change, sale or spin-off of a division, industry consolidation, and tax loss carry-forwards. Markston generally looks for the presence of at least three of these catalysts to coincide with what it believes could enhance the return potential of a stock while also helping to minimize risk. Markston also assesses the judgment, quality, and integrity of company management and the track record of capital deployment. Finally, Markston will apply a rigorous discounted cash flow model as an important valuation tool in both buy and sell decisions.

Under normal circumstances, Markston holds securities for a relatively long period of time. However, certain securities may be acquired from time to time in an effort to earn short-term profits. Markston may sell an investment when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of future capital gains.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisors may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisors take temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads

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MainStay MAP Equity Fund

between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 3000® Index as its primary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund replaced one of its subadvisors effective January 9, 2017, and modified its principal investment strategies as of February 28, 2017 and March 13, 2017. The past performance in the bar chart and table prior to these dates reflects the Fund's prior subadvisor and principal investment strategies.

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MainStay MAP Equity Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	17.73%
Worst Quarter
4Q/08	-22.97%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/21/1971	22.77%	13.09%	7.16%
Return After Taxes on Distributions
Class I		19.71%	10.82%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.19%	10.13%	5.60%
Return Before Taxes
Class A	6/9/1999	15.75%	11.54%	6.29%
Investor Class	2/28/2008	15.53%	11.34%	6.68%
Class B	6/9/1999	16.33%	11.51%	5.90%
Class C	6/9/1999	20.33%	11.77%	5.90%
Class R1	1/2/2004	22.66%	12.98%	7.04%
Class R2	1/2/2004	22.37%	12.70%	6.79%
Class R3	4/28/2006	22.07%	12.42%	6.52%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)		21.13%	15.58%	8.60%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	15.79%	8.50%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. and Markston International LLC serve as the Fund's Subadvisors.

Subadvisors	Portfolio Managers	Fund Service Date
Markston International LLC	Christopher Mullarkey, Managing Member	Since 2002
	James Mulvey, Portfolio Manager	Since 2013
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2017
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2017

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MainStay MAP Equity Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay Epoch International Choice Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.23%

1. The management fee is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets over $7.5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 372	$ 631	$ 909	$ 1,701
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio consisting mostly of equity securities of companies located outside the U.S., which may include companies in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies located outside of the United States. Equity securities include common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund will normally invest in companies located in at least three countries outside of the United States. A company is considered to be located in a particular country if it: (i) is organized under the laws of the country; (ii) has securities which are principally traded on a stock exchange in the country; (iii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; or (iv) maintains at least 50% of its assets in the country. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Canada, Western Europe, Asia and Australasia. The Fund may invest more than 25% of its net assets in securities of companies located in each of the United Kingdom and Japan. In order to gain additional exposure to international markets, the Fund may also invest in exchange traded funds ("ETFs"), whose underlying securities are issued by international companies.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate free cash flow and have managements that allocate it effectively to create shareholder value.

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MainStay Epoch International Choice Fund

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the

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MainStay Epoch International Choice Fund

value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, such as the United Kingdom or Japan, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI EAFE® Index as its primary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund replaced its subadvisor effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Fund's prior subadvisor and principal investment strategies.

44

MainStay Epoch International Choice Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	22.50%
Worst Quarter
3Q/11	-19.16%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/31/1997	25.59%	5.94%	1.65%
Return After Taxes on Distributions
Class I		25.47%	5.64%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.09%	4.81%	1.49%
Return Before Taxes
Class A	9/1/2006	18.37%	4.46%	0.77%
Investor Class	4/29/2008	18.14%	4.30%	1.01%
Class C	9/1/2006	23.13%	4.71%	0.42%
Class R1	9/1/2006	25.48%	5.84%	1.54%
Class R2	9/1/2006	25.15%	5.56%	1.25%
Class R3	9/1/2006	24.83%	5.28%	0.99%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	William J. Booth, Managing Director & Co-Chief Investment Officer	Since 2017
	J. Christian Kirtley, Managing Director	Since 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

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MainStay Epoch International Choice Fund

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

46

MainStay MacKay International Equity Fund

(formerly known as MainStay International Equity Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.89%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.34%

1. The management fee is as follows: 0.89% on assets up to $500 million and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 383	$ 664	$ 966	$ 1,822
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Fund's Subadvisor.

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which operate mainly outside the U.S. The Fund invests in securities of companies which conduct business in a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. The Fund may also invest in exchange-traded funds ("ETFs") to obtain this exposure or for other investment purposes.

Investment Process: The Subadvisor seeks to identify investment opportunities through “bottom-up” analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings.

47

MainStay MacKay International Equity Fund

Generally, the Fund seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Fund’s assets measured at the time of investment).

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has approached full valuation, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if industry group or country weights or individual positions need to be adjusted.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

48

MainStay MacKay International Equity Fund

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary benchmark. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI EAFE® Index as secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	16.92%
Worst Quarter
3Q/11	-19.57%

49

MainStay MacKay International Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	9/13/1994	25.68%	6.40%	1.82%
Return After Taxes on Distributions
Class B		25.68%	6.52%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		14.54%	5.13%	1.53%
Return Before Taxes
Class A	1/3/1995	24.82%	6.66%	2.34%
Investor Class	2/28/2008	24.33%	6.29%	2.62%
Class C	9/1/1998	29.68%	6.69%	1.82%
Class I	1/2/2004	32.34%	8.13%	3.19%
Class R1	1/2/2004	32.31%	8.04%	3.10%
Class R2	1/2/2004	31.94%	7.77%	2.84%
Class R3	4/28/2006	31.59%	7.48%	2.58%
MSCI ACWI® Ex U.S. Index (reflects no deductions for fees, expenses, or taxes)		27.19%	6.80%	1.84%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Carlos Garcia-Tunon, Managing Director	Since 2013
	Ian Murdoch, Director	Since 2017
	Lawrence Rosenberg, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

50

MainStay MacKay International Equity Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

51

MainStay MacKay International Opportunities Fund

(formerly known as MainStay International Opportunities Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	1.10%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Broker Fees and Charges on Short Sales	0.01%
Remainder of Other Expenses	0.36%
Total Other Expenses[1]	0.37%
Acquired (Underlying) Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.73%

1. Restated to reflect current expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 421	$ 781	$ 1,165	$ 2,240
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies. The Fund will typically invest in companies with capitalizations similar to those in the MSCI EAFE® Index (the “Index”) at the time of investment (which ranged from $2.4 billion to $281.3 billion as of December 31, 2017). The Fund may also invest in equity securities of companies with market capitalizations outside of the range of the Index. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Fund's Subadvisor, MacKay Shields LLC, with significant investments under normal circumstances in at least three countries outside of the United States.

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 140% of the Fund's net assets, and short positions, either directly or through equity-related derivatives (such as futures, options, and total return swaps), which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop.

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MainStay MacKay International Opportunities Fund

The Fund may invest in swaps including total return swaps, futures, forwards and options. The Fund may also invest in American Depositary Receipts.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in such securities that the Fund has identified as overvalued or poised for underperformance.

Investment Process: Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by constructing a broadly-diversified portfolio of securities issued by a large number of companies, across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short (or obtain short exposure to) securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales or short exposure are intended to allow the Fund to earn returns on securities that it believes will depreciate in value and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

The Fund may sell a security or reduce or eliminate a short position if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain

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MainStay MacKay International Opportunities Fund

will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

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MainStay MacKay International Opportunities Fund

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Geographic Focus Risk: The Fund’s performance will be closely tied to the market, currency, economic, political, regulatory, geopolitical and other conditions in the countries or regions in which the Fund’s assets are invested. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI EAFE® Index as its primary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

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MainStay MacKay International Opportunities Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	24.94%
Worst Quarter
3Q/08	-22.31%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	9/28/2007	23.20%	9.48%	2.61%
Return After Taxes on Distributions
Class I		22.88%	9.01%	2.36%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		13.73%	7.68%	2.22%
Return Before Taxes
Class A	9/28/2007	16.17%	7.98%	1.80%
Investor Class	2/28/2008	16.05%	7.84%	2.53%
Class C	9/28/2007	20.86%	8.26%	1.48%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		25.03%	7.90%	1.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2007
	Ping Wang, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and

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MainStay MacKay International Opportunities Fund

which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

57

MainStay Candriam Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[2]	0.61%
Acquired (Underlying) Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.90%
Waivers / Reimbursements[3]	(0.36)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.54%

1. Restated to reflect current management fees. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

2. Based on estimated amounts for the current fiscal year.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.50% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 403	$ 798	$ 1,218	$ 2,388
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund had not commenced operations as of October 31, 2017, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets. The Fund may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds (“ETFs”) to obtain this exposure or for other investment purposes. The Fund may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

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MainStay Candriam Emerging Markets Equity Fund

Candriam Belgium, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Fund might increase the relative exposure to investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments, such as cash and cash equivalents.

The Fund may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

Investment Process: The Subadvisor seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction based portfolio, aiming for consistent risk-adjusted returns greater than the MSCI Emerging Markets Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends, relative to their country and/or sector. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. The Subadvisor seeks to reduce risk by diversifying the Fund over a large number of securities.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

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MainStay Candriam Emerging Markets Equity Fund

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund.

Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Derivatives may also increase the expenses of the Fund.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the the Fund’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell.

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MainStay Candriam Emerging Markets Equity Fund

New Fund Risk: The Fund is a new fund which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Past Performance

Since the Fund does not have a full calendar year of performance as of the date of its Prospectus, no calendar year performance information for the Fund has been provided.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Candriam Belgium serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Candriam Belgium	Jan Boudewijns, Head of Emerging Markets Equity Management	Since 2017
	Philip Screve, Senior Fund Manager	Since 2017
	Mohamed Lamine Saidi, Senior Fund Manager	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay MacKay Emerging Markets Equity Fund

(formerly known as MainStay Emerging Markets Equity Fund)

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Acquired (Underlying) Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.54%

1. Restated to reflect current management fees. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 403	$ 724	$ 1,068	$ 2,039
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities issued by entities in, or tied economically to, emerging markets. The Fund may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds to obtain this exposure or for other investment purposes.

MacKay Shields LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and such other factors as deemed by the Subadvisor to be appropriate.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets.

At times, the Fund might increase the relative exposure to investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities,

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MainStay MacKay Emerging Markets Equity Fund

U.S. government and agency securities and short-term investments such as cash and cash equivalents. The Fund may also invest in American Depositary Receipts.

The Fund may invest in futures.

Investment Process: Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund’s ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor seeks to construct a broadly-diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor regularly evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, the Fund overweights, relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight securities that it believes are likely to underperform.

The Fund may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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MainStay MacKay Emerging Markets Equity Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the the Fund’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Fund.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T

64

MainStay MacKay Emerging Markets Equity Fund

shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI Emerging Markets Index as its primary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2014-2017)

Best Quarter
1Q/17	15.03%
Worst Quarter
3Q/15	-18.04%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	11/15/2013	40.19%	5.40%
Return After Taxes on Distributions
Class I		40.34%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		23.45%	3.86%
Return Before Taxes
Class A	11/15/2013	32.43%	3.74%
Investor Class	11/15/2013	31.98%	3.49%
Class C	11/15/2013	37.66%	4.16%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)		37.28%	5.94%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

65

MainStay MacKay Emerging Markets Equity Fund

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Andrew Ver Planck, Managing Director	Since 2013
	Ping Wang, Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

66

MainStay Epoch Capital Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.15%
Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 364	$ 606	$ 867	$ 1,613
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of earning a high return on their invested capital relative to their cost of capital and that have positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies across all market capitalizations. Equity securities include, among others, common stocks, depositary receipts, master limited partnerships, real estate investment trusts, warrants, and rights. The Fund may invest up to 20% of its net assets in securities issued by companies located in emerging markets as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when they believe those securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount (ranging from 20% to 60%) of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund does not have any explicit limits on the weighting within any individual country or sector.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and, in the view of the Subadvisor, allocate free cash flow effectively to grow the value of the company. Free cash flow is the cash generated by a company’s operations, minus cash, taxes paid and all planned capital expenditures.

67

MainStay Epoch Capital Growth Fund

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to reinvest it in a way that generates a return on investment that is greater than the firm's cost of capital.

The Subadvisor evaluates whether a company's high return on invested capital is likely to be sustainable by examining the structure of the business, the quality of management and its commitment to a sensible capital allocation policy, and the financial strength of the company.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical and other conditions, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

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MainStay Epoch Capital Growth Fund

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Fund could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares the Fund receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's performance for 2017. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay Epoch Capital Growth Fund

Annual Returns, Class I Shares

(calendar year 2017)

Best Quarter
1Q/17	7.92%
Worst Quarter
3Q/17	5.10%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	6/30/2016	27.12%	20.27%
Return After Taxes on Distributions
Class I		25.85%	19.41%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		15.98%	15.45%
Return Before Taxes
Class A	6/30/2016	19.85%	15.56%
Investor Class	6/30/2016	19.68%	15.46%
Class C	6/30/2016	24.62%	18.99%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	19.52%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2016
	Steven D. Bleiberg, Managing Director	Since 2016
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2016
	David J. Siino, Managing Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

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MainStay Epoch Capital Growth Fund

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

To Statutory Prospectus To Statement of Additional Information

71

MainStay Epoch Global Choice Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.95%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.30%

1. The management fee is as follows: 0.95% on assets up to $500 million; and 0.90% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 379	$ 652	$ 945	$ 1,779
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a portfolio consisting of equity securities of companies across all market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies located throughout the world. U.S. equity securities include common stocks and depositary receipts. Under normal market conditions, the Fund will invest a significant amount of its assets (at least 40%, unless Epoch Investment Partners, Inc., the Fund's Subadvisor, deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's Subadvisor believes such companies offer attractive opportunities.

The Fund typically holds between 20 and 35 securities, which may be denominated in both U.S. or non-U.S. currencies.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

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MainStay Epoch Global Choice Fund

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

73

MainStay Epoch Global Choice Fund

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five-and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund, which was subject to a different fee structure, and had different principal investment strategies and investment process, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	15.66%
Worst Quarter
4Q/08	-23.70%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	7/25/2005	28.17%	10.21%	4.91%
Return After Taxes on Distributions
Class I		27.07%	8.99%	4.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		16.86%	7.95%	3.82%
Return Before Taxes
Class A	8/15/2006	20.83%	8.70%	3.87%
Investor Class	11/16/2009	20.53%	8.44%	7.94%
Class C	11/16/2009	25.58%	8.86%	7.88%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the

74

MainStay Epoch Global Choice Fund

return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	David N. Pearl, Executive Vice President & Co-Chief Investment Officer	Since 2011
	William J. Booth, Managing Director & Co-Chief Investment Officer	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

75

MainStay Epoch Global Equity Yield Fund

Investment Objective

The Fund seeks a high level of income. Capital appreciation is a secondary investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 96 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.14%
Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 363	$ 603	$ 862	$ 1,601
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying companies across all market capitalizations. Equity securities include common stocks and depositary receipts. The Fund may invest up to 20% of its net assets in securities issued by companies located in emerging markets, as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when it believes those securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets. The Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund seeks a dividend yield greater than the dividend yield of the MSCI World Index.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

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MainStay Epoch Global Equity Yield Fund

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Dividend-Paying Stock Risk: The Fund’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Fund to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Fund may not qualify as income for Fund investors.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues,

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economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the MSCI World Index as its primary benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Performance figures for Class I shares reflect the historical performance of the Institutional shares and performance figures for Class A shares reflect the historical performance of Class P shares of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund, which was subject to a different fee structure, and for which Epoch Investment Partners, Inc. served as investment adviser) for periods prior to November 16, 2009.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	14.30%
Worst Quarter
4Q/08	-15.14%

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Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	12/27/2005	16.85%	9.56%	5.60%
Return After Taxes on Distributions
Class I		16.26%	8.43%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.31%	7.54%	4.39%
Return Before Taxes
Class A	8/2/2006	10.11%	8.04%	4.79%
Investor Class	11/16/2009	10.24%	8.05%	8.70%
Class C	11/16/2009	14.68%	8.45%	8.66%
Class R2	2/28/2014	16.47%	5.67%	N/A
Class R3	2/29/2016	16.15%	13.08%	N/A
Class R6	6/17/2013	17.02%	7.94%	N/A
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Kera Van Valen, Managing Director	Since 2014
	John Tobin, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. The Funds may be subject to risks to different degrees. Not all investments/strategies of the Funds may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund’s Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, those investments may be counted on a mark-to-market basis for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. With respect to the Funds, a Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it may be changed without the vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in a Fund’s non-fundamental investment policy with respect to investments of the type suggested by its name. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including ETFs that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s

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liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Fund's performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at or near historically low levels. The Funds may be subject to heightened interest rate risk because the Federal Reserve may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in a Fund's income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund's susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability

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to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Fund or result in the deferral of losses that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders. As series of investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

Future regulatory developments may impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

Dividend-Paying Stocks

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Fund to produce current income while remaining fully diversified. The distributions received by a Fund may not qualify as income for Fund investors.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for

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compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.  The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional

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and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Fund may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability in such countries and regions. A Portfolio’s performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, a Fund’s investments in Japan may be subject to additional risks, including an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Additionally, a Fund’s investments in the United Kingdom subject the Fund to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Growth Stocks

Certain Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

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The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Investments in Other Investment Companies

A Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Fund’s objective and investment program. A Fund generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies in addition to the management fees and other expenses paid by the Fund.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Lending of Portfolio Securities

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Board. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Liquidity and Valuation Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. Certain Funds are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Securities purchased by a Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

If one or more instruments in a Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In

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addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. A Fund (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate net asset values. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), such as the Funds. The rule may negatively impact a Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to Fund strategies in the future. The compliance date for certain requirements of the new rule is currently December 1, 2018 and June 1, 2019 for other requirements of the new rule.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Funds invest. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Multiple Manager Risk

The MainStay MAP Equity Fund's assets are managed by multiple Subadvisors. The Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Fund. One or more Subadvisors to the Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

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The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

New Fund Risk

The MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. As a result, the Fund has limited operating history and a small asset base. Until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base. There is no assurance that the Fund will grow to or maintain a viable size. In addition, Fund shareholders bear the risk that the Fund may not be successful in implementing its investment strategy. In either case, the Fund may be liquidated at any time without shareholder approval, which may result in adverse tax consequences for shareholders.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Fund. A Subadvisor’s judgment about whether securities acquired by the Fund will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, a Subadvisor or the Fund.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

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Rights and Warrants

To the extent that a Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such right or warrant.

Short Selling

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change

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in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Fund investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), each Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

In unusual market conditions, the MainStay MacKay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

Value Stocks

The Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities. Recently finalized rules include certain mandatory margin requirements for the to-be-announced (“TBA”) market, which may require the Funds to post collateral in connection with their TBA transactions.

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

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In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Initial Public Offerings ("IPOs")

IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Investments by Shareholders

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Master Limited Partnerships ("MLPs")

Certain Funds may invest no more than 25% of their total assets in MLPs that are qualified publicly traded partnerships under the Internal Revenue Code. MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investments in MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

The anticipated benefits to be derived from a Fund’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to entity-level U.S. federal income tax (as well as state and local taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund was treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income earned by the Fund. To the extent a distribution received by a Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

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MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in these sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Operational and Cyber Security Risk

The Funds are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Funds and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption or destruction and denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Repurchase Agreements

Certain Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund’s use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Risk of Increase in Expenses

Your actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Technology Stock Risk

A Fund may invest in technology companies. Such investments may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Fund’s investment in such companies, may be particularly

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vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Fund’s performance to be more volatile than a fund not invested in technology companies.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Other information about the Funds:

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay MacKay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

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The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at nylinvestments.com/funds. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund and MainStay Epoch Global Equity Yield Fund.

• “MainStay Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Income Builder Fund and MainStay MacKay Convertible Fund.

• “MainStay Tax-Exempt Funds” collectively refers to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund and MainStay Money Market Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

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• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST

Generally, Class T shares are available only to investors who are investing through a third-party financial intermediary that has entered into an agreement with the Distributor authorizing the intermediary to sell Class T shares. Each Fund offers other classes of shares, which are described in a separate prospectus.  Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.

Consult a representative of your financial intermediary about the availability of Class T shares (and other classes of shares) of the Fund and the intermediary's policies, procedures and other information. The services provided (and the fees and sales charges received) by financial intermediaries may vary by category of financial intermediary, and the services provided by financial intermediaries in the same category may differ. Sales charges and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares they hold in your account.

The sales charge structure and policies or features of Class T shares may create a conflict of interest for financial intermediaries (and financial advisers) with respect to transactions in Class T shares of one or more MainStay Funds. Intermediaries (and financial advisers) may be financially incentivized to recommend or place orders for transactions in Class T shares because any purchase of Class T shares is subject to an initial sales charge which the intermediary (or financial adviser) receives as compensation.

Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge (which is the case for Class T shares), at the time you sell your shares as a contingent deferred sales charge (“CDSC”) and/or over time in the form of ongoing fees. Class T shares are not subject to a CDSC. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares, the amount of the sales charge and whether you are eligible for reduced or waived sales charges, if applicable. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. Each investor's personal situation is different and you may wish to discuss with your financial intermediary which share classes are available to you and which share class is appropriate for you.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of sales charge (if offered).

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." Certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund"

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reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs is:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees," and include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class T shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

Distribution and/or service (12b-1) fees and initial sales charges are each discussed in more detail in this Shareholder Guide. The following table provides a summary of the characteristics of Class T shares:

Class T

Initial sales charge	Yes
Initial sales charge waivers	None
Contingent deferred sales charge	None
Ongoing distribution and/or service (12b-1) fees	0.25%
Conversion feature	None
Purchase maximum	None

Class T Share Considerations

• Generally, Class T shares have a minimum initial investment amount of $2,500 per MainStay Fund. Class T share balances are examined Fund-by-Fund on a semi-annual basis. Please note that you may not aggregate holdings of Class T shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent.

• When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment in a single transaction in Class T shares of a Fund (see "Information on Sales Charges").

• Since some of your investment goes to pay an upfront sales charge when you purchase Class T shares, you will purchase fewer shares than you would with the same investment in other share classes with the exception of Class A and Investor Class shares (offered in a separate prospectus) at certain investment amounts.

• Unlike other share classes offered by the Funds, an initial sales charge applies to any purchase of Class T shares (other than reinvestment of dividends or capital gains).

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may

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also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Class T Shares

• $2,500 minimum initial investment with $50 minimum subsequent purchase amount requirement for any single MainStay Fund, although investment minimums may vary depending on the policies of the particular intermediary; or

• if through a systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class T shares. See the SAI for additional information.

INFORMATION ON SALES CHARGES

Class T Shares

When you invest in Class T shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that applies to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. Any applicable sales charge will be deducted directly from your investment. Typically, all of the sales charge will be paid to your financial intermediary firm as a concession. It is the responsibility of your financial intermediary to ensure you obtain the correct “breakpoint” discount. Other than these discounts, there are no reductions in the mutual sales charge applicable to Class T shares. Class T shares of MainStay Money Market Fund are not subject to a sales charge.

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.50%	2.56%	2.50%
$250,000 to $499,999	2.00%	2.04%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Class T 12b-1 plan typically provides for payment for distribution and/or service activities of up to 0.25% of the average daily net assets. For Class T shares, the Distributor begins to pay these fees to the financial intermediary immediately after purchase. Financial intermediaries may compensate their financial advisors with the distribution fees paid to them by the Distributor. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Class T shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6 shares) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling MainStay Fund shares or are listed on MainStay Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the MainStay Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the MainStay Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the MainStay Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and the Subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial

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intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the Prospectus because the payments are not made by the MainStay Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING MAINSTAY FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Class T Shares

Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries. If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Generally, you cannot buy, sell or otherwise transact in Class T shares (or transfer ownership) directly through the MainStay Funds or Transfer Agent. You buy shares at NAV (plus any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Effective May 11, 2018, certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified, and for legal entities, the identity of beneficial owners. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. Neither the MainStay Funds, New York Life Investments nor the Board will be responsible for any loss in your account or tax liability resulting from any account closure or associated redemption of MainStay Fund shares.

CONVERSIONS BETWEEN SHARE CLASSES

Generally, there is no conversion between Class T and another class of a MainStay Fund.

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at nylinvestments.com/funds

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

By internet:	Visit us at nylinvestments.com/funds

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The MainStay Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the MainStay Funds at least 3 days prior to the scheduled purchase.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

• To purchase Class T shares, please contact your financial intermediary.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day after receiving your request in good order. However, it may take up to seven days to do so.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

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— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

• You may redeem Class T shares only through the financial intermediary through which you hold the shares, who may charge you a fee for processing a redemption.

Each MainStay Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each MainStay Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

If you wish to transfer your Class T shares from one financial intermediary to another, you may be unable to do so if the other financial intermediary does not make Class T shares available to its customers. Please contact your financial intermediary for more information.

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the MainStay Funds. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylinvestments.com/funds to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding MainStay Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the MainStay Funds. For more information, please call 800-MAINSTAY (624-6782).

The Prospectus and SAI, related regulatory filings, and any other MainStay Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The MainStay Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor or other parties who provide services to the Funds.

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Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be effected through a distribution of the MainStay Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and website at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

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Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylinvestments.com/funds, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

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Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Class T shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchange privileges are not applicable to Class T shares. The MainStay Funds reserve the right to revise the exchange privilege consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

Selling shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Excessive Purchases and Redemptions

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact the MainStay Fund’s performance. For example, the Manager or a Subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

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The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the Subadvisor(s) (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global

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Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at nylinvestments.com/funds 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate MainStay Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Convertible Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

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MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign

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corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Tax-Exempt Funds

The MainStay Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay MacKay California Tax Free Opportunities Fund and MainStay MacKay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay MacKay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay MacKay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay MacKay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay MacKay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New

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York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay MacKay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by MainStay MacKay New York Tax Free Opportunities Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay Tax Advantaged Short Term Bond Fund

MainStay MacKay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the MainStay MacKay Tax Advantaged Short Term Bond Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the MainStay MacKay Tax Advantaged Short Term Bond Fund to be able to pay distributions from its net tax-exempt income. Although the MainStay MacKay Tax Advantaged Short Term Bond Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the MainStay MacKay Tax Advantaged Short Term Bond Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the MainStay MacKay Tax Advantaged Short Term Bond Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the MainStay MacKay Tax Advantaged Short Term Bond Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. As a regular corporation, the MLP Premier Fund is also subject to state and local income and other taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income and other tax liabilities in multiple state and local jurisdictions, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

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The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 21%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any taxable year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as tax preference items for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such tax preference items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

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If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

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Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (i.e., average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the MainStay Fund would not be eligible for the 20% deduction for their share of such taxable income.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the MainStay Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a MainStay Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2017, New York Life Investments and its affiliates managed approximately $542.6 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2017, the Funds paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2017
MainStay Epoch Capital Growth Fund	0.75%
MainStay Epoch Global Choice Fund	0.97%
MainStay Epoch Global Equity Yield Fund	0.70%
MainStay Epoch International Choice Fund	0.80%
MainStay Epoch U.S. All Cap Fund	0.84%
MainStay Epoch U.S. Equity Yield Fund	0.69%
MainStay Epoch U.S. Small Cap Fund	0.85%
MainStay Large Cap Growth Fund	0.62%
MainStay MacKay Common Stock Fund	0.55%
MainStay MacKay Emerging Markets Equity Fund	1.06%
MainStay MacKay Growth Fund	0.69%
MainStay MacKay International Equity Fund	0.89%
MainStay MacKay International Opportunities Fund	1.10%
MainStay MacKay S&P 500 Index Fund	0.22%
MainStay MacKay U.S. Equity Opportunities Fund	1.00%
MainStay MAP Equity Fund	0.75%

The MainStay Candriam Emerging Markets Equity Fund pays the Manager a management fee on the average daily net assets of the Fund of: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion. The Fund commenced operations on November 15, 2017 and, thus, paid no management fee to the Manager for the fiscal year-ended October 31, 2017.

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2017.

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The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay Epoch Capital Growth Fund: Class A, 1.20%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

MainStay Epoch U.S. Equity Yield Fund: Class A, 1.14%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

MainStay Large Cap Growth Fund: New York Life Investments has contractually agreed to waive a portion of its management fee for the so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

MainStay MacKay Emerging Markets Equity Fund: Class A, 1.50%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

MainStay MacKay International Opportunities Fund: Class A, 1.85%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

MainStay MacKay S&P 500 Index Fund: Class A, 0.60%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

MainStay MacKay U.S. Equity Opportunities Fund: Class A, 1.50%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

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WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay MacKay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor.

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. Except for MainStay MacKay S&P 500 Index Fund, the shareholders of the Funds that are covered by this Prospectus have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors. Shareholders of a Fund must separately approve the use of the Current Order before it may be relied upon to hire or to modify existing or future subadvisory agreements with Wholly-Owned Subadvisors. The shareholders of the MainStay MacKay Growth Fund and the MainStay Epoch Capital Growth Fund have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including in the manner contemplated by the Current Order. The shareholders of the other Funds that are covered by this Prospectus have not approved the use of the Current Order with respect to affiliated subadvisors, including any Wholly-Owned Subadvisors.

Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Fund. See the SAI for a breakdown of fees.

Candriam Belgium S.A. (“Candriam Belgium”) is located at Avenue des Arts 58, 1000 Brussels, Belgium. Candriam Belgium is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2017, Candriam Belgium managed approximately $95.76 billion in assets. Candriam Belgium is the Subadvisor to the MainStay Candriam Emerging Markets Equity Fund.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2017, Epoch managed approximately $49.5 billion in assets. Epoch is the subadvisor to the MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund and a portion of the MainStay MAP Equity Fund.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2017, MacKay Shields managed approximately $97.7 billion in assets. MacKay Shields is the subadvisor to the MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund and MainStay MacKay U.S. Equity Opportunities Fund.

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Markston International LLC ("Markston") is located at 445 Hamilton Avenue, White Plains, New York 10601. Markston was established in 1981 as Markston Investment Management, and was reorganized in 1999. As of December 31, 2017, Markston managed approximately $985 million in assets. Markston is the subadvisor for a portion of the MainStay MAP Equity Fund.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2017, Winslow Capital managed approximately $20.5 billion in assets. Winslow is the subadvisor to the MainStay Large Cap Growth Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Lee Baker

Mr. Baker has managed the MainStay MacKay S&P 500 Index Fund since 2008. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2005. Mr. Baker is responsible for enhancing the algorithmic trading process for the portfolio management teams. Mr. Baker received his BA in Economics from Occidental College. He has been in the investment management industry since 1998.

Steven D. Bleiberg

Mr. Bleiberg has been a portfolio manager of the MainStay Epoch Capital Growth Fund since 2016. Mr. Bleiberg joined Epoch Investment Partners in 2014, where he is Managing Director and Portfolio Manager. Prior to joining Epoch, Mr. Bleiberg was a portfolio manager with Legg Mason. Mr. Bleiberg holds an AB from Harvard and an MS from the Sloan School of Management at MIT with a concentration in Finance.

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the MainStay Epoch Global Choice Fund since 2014 and the MainStay Epoch International Choice Fund since 2017. Mr. Booth joined Epoch in 2009, where he is a Managing Director, Co-Chief Investment Officer and Portfolio Manager. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Jan Boudewijns

Mr. Boudewijns has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. Mr. Boudewijns joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has experience in Emerging Markets since 1994 and 35 years of investment experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

Patrick M. Burton, CFA

Mr. Burton is a Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay Large Cap Growth Fund since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

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Michael Caputo

Mr. Caputo has been a portfolio manager of the MainStay Epoch U.S. Small Cap Fund since 2016. He is a Managing Director, Portfolio Manager and a Senior Research Analyst of Epoch Investment Partners, Inc. Mr. Caputo is a portfolio manager for Epoch’s U.S. Small and SMID investment strategies. Prior to joining Epoch, Mr. Caputo was a portfolio manager and senior research analyst at Cramer Rosenthal McGlynn, beginning in 2002. Previously, Mr. Caputo was a vice president in Corporate Finance at Morgan Stanley. He earned a BA from the University of Notre Dame and an MBA from The Wharton School of the University of Pennsylvania.

Carlos Garcia-Tunon, CFA

Mr. Garcia-Tunon is a Managing Director at MacKay Shields LLC and Head of the Fundamental Equity Team, as well as the team’s Lead Portfolio Manager. He has been a portfolio manager for the MainStay MacKay International Equity Fund since 2013. Prior to 2011, Mr. Garcia-Tunon was a Vice President and Portfolio Manager at Morgan Stanley Investment Management, focusing on international and global equities. He received his MBA from the Wharton School of the University of Pennsylvania, where he was a Robert Toigo Foundation fellow, and obtained his BS in finance from Georgetown University. He has been in the investment management industry since 1999. He is a CFA® charterholder.

Justin Howell, CFA

Mr. Howell has managed the MainStay Epoch U.S. Small Cap Fund since February 2018. He is a Managing Director, Senior Research Analyst and Portfolio Manager of Epoch Investment Partners, Inc., focusing on Epoch’s U.S. Small and SMID investment strategies. Prior to joining Epoch in 2012, he spent nine years at JPMorgan Chase as a research analyst. Mr. Howell has experience in the consumer, financial services and healthcare services sectors and previously worked in the research department at FTN Midwest Research. He earned a BA in Business Administration from the University of Michigan and is a CFA® charterholder.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a portfolio manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay Large Cap Growth Fund since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Migene Kim, CFA

Ms. Kim is a Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay MacKay Common Stock Fund since 2007, the MainStay MacKay U.S. Equity Opportunities Fund since 2014 and the MainStay MacKay Growth Fund since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

J. Christian Kirtley, CFA

Mr. Kirtley has been a portfolio manager of the MainStay Epoch International Choice Fund since 2017. Prior to joining Epoch, Mr. Kirtley managed these funds for Institutional Capital LLC since 2015.  He earned a BS from the University of North Carolina at Chapel Hill and is a CFA® charterholder. Mr. Kirtley has 13 years of industry experience.

Christopher Mullarkey

Mr. Mullarkey is the Managing Member of Markston International, has 25 years of experience in the investment business and has been a portfolio manager for the MainStay MAP Equity Fund since 2002. He received an MBA from NYU Stern School of Business.

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James Mulvey

Mr. Mulvey is a Member of Markston International and has been a portfolio manager for the MainStay MAP Equity Fund since 2013. Prior to joining Markston in 2012, Mr. Mulvey managed over $2 billion in large cap and all cap strategies for Endurance Capital from 1996 to 2011. Mr. Mulvey received his BS from New York University.

Ian Murdoch, CFA

Mr. Murdoch is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay MacKay International Equity Fund since 2017. Mr. Murdoch has been with the firm, including predecessor entities, since 2009. He received his BA from Columbia University. He has been in the investment management industry since 2000. He is a CFA® charterholder.

Francis J. Ok

Mr. Ok has managed the MainStay MacKay S&P 500 Index Fund since 1996. Mr. Ok is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 1994. Mr. Ok is also responsible for managing and running the equity trading desk. Mr. Ok holds a BS in Economics from Northeastern University.

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay MacKay U.S. Equity Opportunities Fund since 2007 and the MainStay MacKay Common Stock Fund since 2014. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

David N. Pearl

Mr. Pearl has been a portfolio manager of the MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Small Cap Fund since 2009, MainStay Epoch Global Choice Fund since 2011 and the MainStay MAP Equity Fund since 2017. Mr. Pearl co-founded Epoch in 2004, where he is Executive Vice President, Co-Chief Investment Officer and Portfolio Manager. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford Graduate School of Business.

William W. Priest, CFA

Mr. Priest has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund and MainStay Epoch U.S. Equity Yield Fund since 2009, and the MainStay Epoch Capital Growth Fund since 2016. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

Lawrence Rosenberg, CFA

Mr. Rosenberg is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay MacKay International Equity Fund since 2017. Mr. Rosenberg has been with the firm, including predecessor entities, since 2008. He received a BS in Electrical Engineering from The Johns Hopkins University and obtained a Bachelor in Music from The Peabody Conservatory of Music. He has been in the investment management industry since 1998 and is a CFA® charterholder.

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Mohamed Lamine Saidi

Mr. Saidi has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

Philip Screve

Mr. Screve has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 18 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

David J. Siino, CFA, CAIA

Mr. Siino has been a portfolio manager of the MainStay Epoch Capital Growth Fund since 2016. Mr. Siino joined Epoch in 2007, where he is a Managing Director, Portfolio Manager and Senior Research Analyst. Prior to joining Epoch in 2007, Mr. Siino was a research analyst with Gabelli & Company where he was responsible for covering the financial services sector, overseeing the automotive sector research team and making buy/sell recommendations for the Gabelli mutual funds. Mr. Siino holds a BA from Hofstra University and an MBA from Baruch College. He is also a CFA® & CAIA charterholder.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the MainStay Epoch U.S. Equity Yield Fund since 2013 and the MainStay Epoch Global Equity Yield Fund since 2014. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the MainStay Epoch U.S. Equity Yield Fund since 2013 and the MainStay Epoch Global Equity Yield Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

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Andrew Ver Planck, CFA

Mr. Ver Planck has managed the MainStay MacKay International Opportunities Fund since 2007, the MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay U.S. Equity Opportunities Fund since 2013, and the MainStay MacKay Growth Fund since 2016. He is a Managing Director and Head of the Systematic Equity team, as well as the team’s Lead Portfolio Manager. He has been with MacKay Shields LLC or its predecessors since 2005. As lead of the Systematic Equity research team, he is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He has been in the investment management industry since 2000 and is a CFA® charterholder.

Ping Wang, PhD

Mr. Wang has been a portfolio manager of the Mainstay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund since 2017. He is a Director at MacKay Shields LLC. Prior to joining the firm, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin. He has been in the investment management industry since 1998.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and the MainStay Epoch U.S. Small Cap Fund since 2009, the MainStay Epoch Capital Growth Fund since 2016, and the MainStay Epoch International Choice Fund and MainStay MAP Equity Fund since 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Quantitative Research and Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

MAINSTAY EPOCH CAPITAL GROWTH FUND: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Global Equity Capital Reinvestment Composite is provided to illustrate the past performance of Epoch, the MainStay Epoch Capital Growth Fund’s Subadvisor, in managing all discretionary accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Epoch has managed two discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since July 1, 2013. William W. Priest, Steven D. Bleiberg, Michael A. Welhoelter and David J. Siino, the Fund’s portfolio managers, are the current portfolio managers of the accounts. Messrs. Priest, Welhoelter and William J. Booth were the portfolio managers of the accounts since their inception. Mr. Bleiberg has been part of the portfolio management team since 2014 and became a named portfolio manager on December 31, 2015. Mr. Siino became a named portfolio manager on September 22, 2016. Effective February 28, 2018, Mr. Booth is no longer a portfolio manager of the MainStay Epoch Capital Growth Fund or the accounts. Since inception of the accounts, no other person played a significant role in achieving the accounts’ performance. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment

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company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the MSCI World Index, the Composite’s and the Fund’s benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflects the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	MSCI World Index (Net)
2017	27.72%	28.24%	22.40%
2016	5.23%	5.64%	7.51%
2015	0.83%	1.69%	-0.87%
2014	5.22%	6.11%	4.94%
2013*	15.02%	15.50%	16.83%

Annualized Returns as of 12/31/2017
1 Year	27.72%	28.24%	22.40%
2 Years	15.94%	16.40%	14.71%
3 Years	10.66%	11.27%	9.26%
4 Years	9.28%	9.96%	8.17%
Since Inception (7/1/13)	11.62%	12.35%	11.00%

* Represents period starting July 1, 2013 (Composite inception date) through December 31, 2013.

Note: The Composite is composed of two discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

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Financial Highlights

Because Class T shares of the Funds have no performance history as of the date of the Prospectus, the financial information in the tables below show each Fund’s financial performance for the periods indicated for the other share classes of the Fund. Although the other share classes are not offered in this Prospectus, Class T shares would have similar performance because all share classes are invested in the same portfolio of securities and performance would differ only to the extent that Class T shares have different expenses.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

The financial highlights for MainStay MacKay Growth Fund reflect the historical financial highlights of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds (“Keystone Fund”). Upon completion of the reorganization of Keystone Fund with and into MainStay MacKay Growth Fund, which occurred on January 11, 2013, Class A and Class I shares of MainStay MacKay Growth Fund assumed the performance, financial and other historical information of the Class A and Class I shares of Keystone Fund.

The information for all periods prior to January 11, 2013 has been audited by the independent registered public accounting firm for Keystone Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund. The reports of the Predecessor Accounting Firm, along with Keystone Fund’s financial statements (which have been adopted by the Fund), are included in the annual reports of Keystone Fund, which are available upon request.

Please note that as of July 1, 2013, the fiscal year end for the MainStay MacKay Growth Fund changed from June 30 to October 31.

Except as mentioned above, the information has been audited by KPMG LLP, whose report, along with each Fund’s financial statements (other than MainStay Candriam Emerging Markets Equity Fund), is included in each Fund’s Annual Report, which is available upon request.

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MainStay Epoch Capital Growth

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class A	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.10	$ 10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.42	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.47	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$ 12.55	$ 10.10

Total investment return (b)	24.52%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.22%††
Net expenses	1.15%	1.20%††
Expenses (before waiver/reimbursement)	1.15%	1.61%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 110	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.10	$ 10.00

Net investment income (loss)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	2.41	0.09
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)

Total from investment operations	2.46	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$ 12.54	$ 10.10

Total investment return (b)	24.43%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.23%††
Net expenses	1.27%	1.20%††
Expenses (before waiver/reimbursement)	1.27%	1.61%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 75	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

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MainStay Epoch Capital Growth

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class C	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.08	$ 10.00

Net investment income (loss)	(0.03)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	2.39	0.10
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)

Total from investment operations	2.36	0.08

Net asset value at end of period	$ 12.44	$ 10.08

Total investment return (b)	23.41%	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.50%)††
Net expenses	1.99%	1.95% ††
Expenses (before waiver/reimbursement)	1.99%	2.36% ††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 41	$ 25

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Class I	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.11	$ 10.00

Net investment income (loss)	0.09 (a)	0.02
Net realized and unrealized gain (loss) on investments	2.40	0.09
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	(0.00)

Total from investment operations	2.49	0.11

Less dividends:
From net investment income	(0.03)	—

Net asset value at end of period	$ 12.57	$ 10.11

Total investment return (b)	24.74%	1.10%
Net investment income (loss)	0.78%	0.63%††
Net expenses	0.93%	0.95%††
Expenses (before waiver/reimbursement)	0.93%	1.36%††
Portfolio turnover rate	56%	26%
Net assets at end of period (in 000’s)	$ 107,596	$ 82,970

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

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Financial Highlights

MainStay Epoch Global Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 16.91	$ 18.75	$ 19.75	$ 20.39	$ 16.09

Net investment income (loss) (a)	0.11	0.10	0.11	0.09	0.10
Net realized and unrealized gain (loss) on investments	4.40	(0.96)	0.28	0.63	4.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.50	(0.87)	0.38	0.71	4.34

Less dividends and distributions:
From net investment income	(0.14)	(0.11)	(0.09)	(0.07)	(0.04)
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.14)	(0.97)	(1.38)	(1.35)	(0.04)

Net asset value at end of year	$ 21.27	$ 16.91	$ 18.75	$ 19.75	$ 20.39

Total investment return (b)	26.81%	(4.84%)	2.03%	3.60%	27.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.55% (c)	0.59%	0.47%	0.54%
Net expenses	1.32%	1.34% (d)	1.34%	1.34%	1.38%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 3,660	$ 4,507	$ 5,561	$ 4,757	$ 6,219

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.

(d) Without the custody fee reimbursement, net expenses would have been 1.35%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 16.81	$ 18.64	$ 19.65	$ 20.31	$ 16.03

Net investment income (loss) (a)	0.06	0.05	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	4.38	(0.94)	0.27	0.61	4.22
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.43	(0.90)	0.33	0.66	4.28

Less dividends and distributions:
From net investment income	(0.10)	(0.07)	(0.05)	(0.04)	(0.00)‡
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.10)	(0.93)	(1.34)	(1.32)	(0.00)‡

Net asset value at end of year	$ 21.14	$ 16.81	$ 18.64	$ 19.65	$ 20.31

Total investment return (b)	26.47%	(5.04%)	1.74%	3.33%	26.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.31% (c)	0.35%	0.31%	0.38%
Net expenses	1.56%	1.58% (d)	1.58%	1.59%	1.61%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 846	$ 674	$ 727	$ 618	$ 537

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.

(d) Without the custody fee reimbursement, net expenses would have been 1.59%.

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Financial Highlights

MainStay Epoch Global Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.99	$ 17.84	$ 18.94	$ 19.73	$ 15.68

Net investment income (loss) (a)	(0.07)	(0.07)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	4.17	(0.91)	0.28	0.58	4.14
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.09	(0.99)	0.19	0.49	4.05

Less distributions from net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Net asset value at end of year	$ 20.08	$ 15.99	$ 17.84	$ 18.94	$ 19.73

Total investment return (b)	25.58%	(5.78%)	1.04%	2.53%	25.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.45%)(c)	(0.43%)	(0.41%)	(0.47%)
Net expenses	2.31%	2.33% (d)	2.33%	2.34%	2.36%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 1,559	$ 1,396	$ 1,719	$ 1,261	$ 806

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.46)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.34%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.45	$ 19.31	$ 20.30	$ 20.92	$ 16.50

Net investment income (loss) (a)	0.16	0.15	0.16	0.16	0.15
Net realized and unrealized gain (loss) on investments	4.53	(0.99)	0.29	0.62	4.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	4.68	(0.85)	0.44	0.77	4.50

Less dividends and distributions:
From net investment income	(0.19)	(0.15)	(0.14)	(0.11)	(0.08)
From net realized gain on investments	—	(0.86)	(1.29)	(1.28)	—

Total dividends and distributions	(0.19)	(1.01)	(1.43)	(1.39)	(0.08)

Net asset value at end of year	$ 21.94	$ 17.45	$ 19.31	$ 20.30	$ 20.92

Total investment return (b)	27.07%	(4.56%)	2.30%	3.82%	27.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.83% (c)	0.82%	0.80%	0.80%
Net expenses	1.07%	1.09% (d)	1.09%	1.09%	1.13%
Portfolio turnover rate	89%	70%	81%	101%	105%
Net assets at end of year (in 000’s)	$ 195,813	$ 169,788	$ 235,074	$ 221,219	$ 185,789

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.

(d) Without the custody fee reimbursement, net expenses would have been 1.10%.

130

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.42	$ 18.83	$ 20.30	$ 19.33	$ 16.16

Net investment income (loss) (a)	0.49	0.53	0.63	0.82	0.56
Net realized and unrealized gain (loss) on investments	2.24	(0.41)	(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.73	0.12	(0.26)	1.60	3.70

Less dividends and distributions:
From net investment income	(0.49)	(0.51)	(0.74)	(0.59)	(0.53)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.49)	(1.53)	(1.21)	(0.63)	(0.53)

Net asset value at end of year	$ 19.66	$ 17.42	$ 18.83	$ 20.30	$ 19.33

Total investment return (b)	15.88%	0.87%	(1.26%)	8.32%	23.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62%	2.97%	3.24%	4.12%	3.18%
Net expenses	1.14%	1.11%(c)	1.09%	1.07%	1.05%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 782,204	$ 900,737	$ 973,044	$ 972,426	$ 726,215

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.39	$ 18.80	$ 20.28	$ 19.31	$ 16.14

Net investment income (loss) (a)	0.49	0.53	0.62	0.81	0.55
Net realized and unrealized gain (loss) on investments	2.25	(0.41)	(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.74	0.12	(0.27)	1.59	3.69

Less dividends and distributions:
From net investment income	(0.50)	(0.51)	(0.74)	(0.58)	(0.52)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.50)	(1.53)	(1.21)	(0.62)	(0.52)

Net asset value at end of year	$ 19.63	$ 17.39	$ 18.80	$ 20.28	$ 19.31

Total investment return (b)	15.93%	0.87%	(1.28%)	8.32%	23.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	3.04%	3.20%	4.04%	3.14%
Net expenses	1.11%	1.11%(c)	1.11%	1.09%	1.10%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 10,849	$ 10,419	$ 11,693	$ 9,940	$ 7,237

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

131

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.30	$ 18.71	$ 20.18	$ 19.22	$ 16.08

Net investment income (loss) (a)	0.35	0.40	0.47	0.65	0.42
Net realized and unrealized gain (loss) on investments	2.24	(0.41)	(0.88)	0.80	3.12
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.59	(0.01)	(0.41)	1.44	3.54

Less dividends and distributions:
From net investment income	(0.36)	(0.38)	(0.59)	(0.44)	(0.40)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.36)	(1.40)	(1.06)	(0.48)	(0.40)

Net asset value at end of year	$ 19.53	$ 17.30	$ 18.71	$ 20.18	$ 19.22

Total investment return (b)	15.08%	0.11%	(2.04%)	7.52%	22.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.26%	2.46%	3.26%	2.39%
Net expenses	1.86%	1.86%(c)	1.86%	1.84%	1.85%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 189,291	$ 221,557	$ 263,213	$ 252,916	$ 175,634

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 17.39	$ 18.80	$ 20.28	$ 19.31	$ 16.14

Net investment income (loss) (a)	0.53	0.57	0.68	0.85	0.60
Net realized and unrealized gain (loss) on investments	2.25	(0.40)	(0.89)	0.81	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.01)	(0.01)	(0.00)‡

Total from investment operations	2.78	0.17	(0.22)	1.65	3.74

Less dividends and distributions:
From net investment income	(0.54)	(0.56)	(0.79)	(0.64)	(0.57)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.54)	(1.58)	(1.26)	(0.68)	(0.57)

Net asset value at end of year	$ 19.63	$ 17.39	$ 18.80	$ 20.28	$ 19.31

Total investment return (b)	16.20%	1.12%	(1.06%)	8.60%	23.63%
Net investment income (loss)	2.87%	3.25%	3.49%	4.27%	3.42%
Net expenses	0.89%	0.86%(c)	0.84%	0.82%	0.80%
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of year (in 000’s)	$ 2,850,185	$ 2,817,292	$ 3,358,771	$ 3,609,899	$ 2,222,748

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

132

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017	2016	2015	2014
Net asset value at beginning of period	$ 17.42	$ 18.83	$ 20.30	$ 19.85

Net investment income (loss) (a)	0.48	0.50	0.59	0.42
Net realized and unrealized gain (loss) on investments	2.25	(0.39)	(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	2.73	0.11	(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.48)	(0.50)	(0.72)	(0.47)
From net realized gain on investments	—	(1.02)	(0.47)	—

Total dividends and distributions	(0.48)	(1.52)	(1.19)	(0.47)

Net asset value at end of period	$ 19.67	$ 17.42	$ 18.83	$ 20.30

Total investment return (b)	15.83%	0.77%	(1.34%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.86%	3.09%	3.25%††
Net expenses	1.23%	1.21%(c)	1.19%	1.17%††
Portfolio turnover rate	18%	21%	33%	15%
Net assets at end of period (in 000’s)	$ 293	$ 374	$ 165	$ 26

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 17.41	$ 16.80

Net investment income (loss) (a)	0.29	0.29
Net realized and unrealized gain (loss) on investments	2.39	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01

Total from investment operations	2.68	0.99

Less dividends from net investment income	(0.44)	(0.38)

Net asset value at end of period	$ 19.65	$ 17.41

Total investment return (b)	15.53%	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	2.42%††
Net expenses	1.50%	1.45%††
Portfolio turnover rate	18%	21%
Net assets at end of period (in 000’s)	$ 543	$ 51

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

133

Financial Highlights

MainStay Epoch Global Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 17.40	$ 18.81	$ 20.28	$ 19.31	$ 18.09

Net investment income (loss) (a)	0.48	0.53	0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	2.33	(0.34)	(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	2.81	0.19	(0.19)	1.66	1.53

Less dividends:
From net investment income	(0.57)	(0.58)	(0.81)	(0.65)	(0.31)
From net realized gain on investments	—	(1.02)	(0.47)	(0.04)	—

Total dividends and distributions	(0.57)	(1.60)	(1.28)	(0.69)	(0.31)

Net asset value at end of period	$ 19.64	$ 17.40	$ 18.81	$ 20.28	$ 19.31

Total investment return (b)	16.36%	1.25%	(0.90%)	8.69%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%	3.04%	2.94%	4.29%	2.18%††
Net expenses	0.74%	0.74%(c)	0.74%	0.74%	0.74%††
Portfolio turnover rate	18%	21%	33%	15%	28%
Net assets at end of period (in 000’s)	$ 111,720	$ 33,404	$ 13,867	$ 156	$ 27

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense of less than 0.01%.

134

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.39	$ 32.22	$ 34.61	$ 35.20	$ 28.49

Net investment income (loss) (a)	0.34	0.40	0.44	1.25	0.44
Net realized and unrealized gain (loss) on investments	6.41	(1.83)	(1.91)	(1.55)	6.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.75	(1.44)	(1.49)	(0.31)	7.23

Less dividends:
From net investment income	(0.94)	(0.39)	(0.90)	(0.28)	(0.52)

Net asset value at end of year	$ 36.20	$ 30.39	$ 32.22	$ 34.61	$ 35.20

Total investment return (b)	22.95%	(4.49%)	(4.29%)	(0.89%)	25.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.32%	1.28%	3.49%	1.40%
Net expenses	1.23%	1.24%(c)	1.22%	1.21%	1.27%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 33,997	$ 36,584	$ 56,710	$ 95,712	$ 379,556

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.36	$ 32.19	$ 34.58	$ 35.16	$ 28.45

Net investment income (loss) (a)	0.30	0.37	0.37	0.95	0.41
Net realized and unrealized gain (loss) on investments	6.39	(1.84)	(1.89)	(1.29)	6.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.69	(1.48)	(1.54)	(0.35)	7.18

Less dividends:
From net investment income	(0.92)	(0.35)	(0.85)	(0.23)	(0.47)

Net asset value at end of year	$ 36.13	$ 30.36	$ 32.19	$ 34.58	$ 35.16

Total investment return (b)	22.74%	(4.63%)	(4.44%)	(1.00%)	25.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.24%	1.10%	2.68%	1.30%
Net expenses	1.39%	1.39%(c)	1.36%	1.35%	1.39%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 6,757	$ 7,802	$ 9,151	$ 9,326	$ 9,968

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

135

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 29.74	$ 31.52	$ 33.84	$ 34.44	$ 27.87

Net investment income (loss) (a)	0.04	0.14	0.12	0.68	0.17
Net realized and unrealized gain (loss) on investments	6.30	(1.81)	(1.84)	(1.27)	6.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.34	(1.68)	(1.74)	(0.60)	6.82

Less dividends:
From net investment income	(0.67)	(0.10)	(0.58)	(0.00)‡	(0.25)

Net asset value at end of year	$ 35.41	$ 29.74	$ 31.52	$ 33.84	$ 34.44

Total investment return (b)	21.82%	(5.35%)	(5.14%)	(1.74%)	24.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.47%	0.36%	1.95%	0.54%
Net expenses	2.14%	2.14%(c)	2.11%	2.10%	2.14%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 11,625	$ 12,156	$ 15,995	$ 16,522	$ 17,386

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.46	$ 32.30	$ 34.79	$ 35.37	$ 28.63

Net investment income (loss) (a)	0.39	0.54	0.52	1.02	0.54
Net realized and unrealized gain (loss) on investments	6.45	(1.88)	(1.91)	(1.23)	6.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.84	(1.35)	(1.41)	(0.22)	7.36

Less dividends:
From net investment income	(1.05)	(0.49)	(1.08)	(0.36)	(0.62)

Net asset value at end of year	$ 36.25	$ 30.46	$ 32.30	$ 34.79	$ 35.37

Total investment return (b)	23.29%	(4.21%)	(4.03%)	(0.61%)	26.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.81%	1.52%	2.85%	1.69%
Net expenses	0.95%	0.95%(c)	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.99%	0.99%(c)	0.97%	0.96%	1.02%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 549,162	$ 753,205	$ 1,777,369	$ 1,946,807	$ 1,374,470

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

136

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.39	$ 32.23	$ 34.71	$ 35.29	$ 28.57

Net investment income (loss) (a)	0.36	0.49	0.48	0.99	0.50
Net realized and unrealized gain (loss) on investments	6.44	(1.86)	(1.89)	(1.23)	6.83
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.80	(1.38)	(1.43)	(0.25)	7.31

Less dividends:
From net investment income	(1.01)	(0.46)	(1.05)	(0.33)	(0.59)

Net asset value at end of year	$ 36.18	$ 30.39	$ 32.23	$ 34.71	$ 35.29

Total investment return (b)	23.16%	(4.33%)	(4.11%)	(0.73%)	26.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.62%	1.42%	2.77%	1.55%
Net expenses	1.05%	1.05%(c)	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.12%	1.09%(c)	1.07%	1.06%	1.12%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 257	$ 1,330	$ 2,030	$ 2,270	$ 1,480

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.37	$ 32.19	$ 34.57	$ 35.14	$ 28.45

Net investment income (loss) (a)	0.31	0.40	0.40	0.97	0.42
Net realized and unrealized gain (loss) on investments	6.41	(1.85)	(1.89)	(1.29)	6.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.72	(1.46)	(1.51)	(0.33)	7.18

Less dividends:
From net investment income	(0.93)	(0.36)	(0.87)	(0.24)	(0.49)

Net asset value at end of year	$ 36.16	$ 30.37	$ 32.19	$ 34.57	$ 35.14

Total investment return (b)	22.83%	(4.55%)	(4.36%)	(0.96%)	25.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.32%	1.16%	2.74%	1.32%
Net expenses	1.30%	1.30%(c)	1.30%	1.30%	1.38%
Expenses (before waiver/reimbursement)	1.34%	1.34%(c)	1.32%	1.31%	1.38%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 23,119	$ 34,189	$ 45,496	$ 49,209	$ 51,496

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

137

Financial Highlights

MainStay Epoch International Choice Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 30.13	$ 31.94	$ 34.29	$ 34.87	$ 28.24

Net investment income (loss) (a)	0.24	0.31	0.31	0.88	0.34
Net realized and unrealized gain (loss) on investments	6.36	(1.84)	(1.87)	(1.29)	6.73
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.02)	(0.01)	(0.02)

Total from investment operations	6.60	(1.54)	(1.58)	(0.42)	7.05

Less dividends:
From net investment income	(0.83)	(0.27)	(0.77)	(0.16)	(0.42)

Net asset value at end of year	$ 35.90	$ 30.13	$ 31.94	$ 34.29	$ 34.87

Total investment return (b)	22.53%	(4.84%)	(4.60%)	(1.24%)	25.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	1.03%	0.92%	2.49%	1.08%
Net expenses	1.59%	1.59%(c)	1.57%	1.56%	1.62%
Portfolio turnover rate	8%	46%	78%	56%	47%
Net assets at end of year (in 000’s)	$ 7,360	$ 9,011	$ 10,445	$ 10,529	$ 11,978

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent.

138

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.22	$ 26.66	$ 28.35	$ 26.48	$ 23.20

Net investment income (loss) (a)	0.16	0.37	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	5.82	(0.60)	0.87	3.64	5.90

Total from investment operations	5.98	(0.23)	1.07	3.82	6.08

Less dividends and distributions:
From net investment income	(0.45)	(0.24)	(0.21)	(0.17)	(0.21)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.07)	(3.21)	(2.76)	(1.95)	(2.80)

Net asset value at end of year	$ 28.13	$ 23.22	$ 26.66	$ 28.35	$ 26.48

Total investment return (b)	26.53%	(0.79%)	4.00%	15.28%	29.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%	1.60%	0.76%	0.69%	0.76%
Net expenses	1.15%	1.15%	1.13%	1.13%	1.15%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 33,568	$ 21,248	$ 23,644	$ 20,942	$ 16,608

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 22.82	$ 26.24	$ 27.95	$ 26.12	$ 22.92

Net investment income (loss) (a)	0.10	0.29	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	5.71	(0.58)	0.84	3.59	5.82

Total from investment operations	5.81	(0.29)	0.96	3.68	5.90

Less dividends and distributions:
From net investment income	(0.37)	(0.16)	(0.12)	(0.07)	(0.11)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.99)	(3.13)	(2.67)	(1.85)	(2.70)

Net asset value at end of year	$ 27.64	$ 22.82	$ 26.24	$ 27.95	$ 26.12

Total investment return (b)	26.22%	(1.07%)	3.62%	14.90%	29.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	1.28%	0.44%	0.34%	0.34%
Net expenses	1.46%	1.48%	1.45%	1.49%	1.57%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 9,973	$ 11,846	$ 12,884	$ 12,040	$ 10,603

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

139

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.18	$ 23.56	$ 25.42	$ 24.02	$ 21.31

Net investment income (loss) (a)	(0.09)	0.12	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	5.05	(0.53)	0.76	3.27	5.38

Total from investment operations	4.96	(0.41)	0.69	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$ 24.31	$ 20.18	$ 23.56	$ 25.42	$ 24.02

Total investment return (b)	25.26%	(1.78%)	2.85%	14.07%	28.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39%)	0.58%	(0.30%)	(0.38%)	(0.37%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 3,906	$ 3,707	$ 4,777	$ 5,140	$ 5,415

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.19	$ 23.59	$ 25.44	$ 24.04	$ 21.33

Net investment income (loss) (a)	(0.09)	0.12	(0.08)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	5.05	(0.55)	0.78	3.28	5.39

Total from investment operations	4.96	(0.43)	0.70	3.18	5.30

Less dividends and distributions:
From net investment income	(0.21)	—	—	—	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of year	$ 24.32	$ 20.19	$ 23.59	$ 25.44	$ 24.04

Total investment return (b)	25.24%	(1.86%)	2.88%	14.01%	28.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	0.58%	(0.32%)	(0.41%)	(0.41%)
Net expenses	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 4,218	$ 3,661	$ 5,001	$ 4,347	$ 3,314

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

140

Financial Highlights

MainStay Epoch U.S. All Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 25.57	$ 29.02	$ 30.62	$ 28.43	$ 24.71

Net investment income (loss) (a)	0.26	0.47	0.30	0.27	0.25
Net realized and unrealized gain (loss) on investments	6.40	(0.65)	0.93	3.92	6.33

Total from investment operations	6.66	(0.18)	1.23	4.19	6.58

Less dividends and distributions:
From net investment income	(0.50)	(0.30)	(0.28)	(0.22)	(0.27)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(1.12)	(3.27)	(2.83)	(2.00)	(2.86)

Net asset value at end of year	$ 31.11	$ 25.57	$ 29.02	$ 30.62	$ 28.43

Total investment return (b)	26.83%	(0.51%)	4.24%	15.60%	30.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.86%	1.03%	0.95%	1.00%
Net expenses	0.90%	0.90%	0.88%	0.88%	0.90%
Portfolio turnover rate	42%	45%	30%	31%	37%
Net assets at end of year (in 000’s)	$ 727,524	$ 669,617	$ 649,559	$ 718,634	$ 583,273

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

141

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.23	$ 14.06	$ 14.55	$ 13.57	$ 13.56

Net investment income (loss) (a)	0.31	0.29	0.33	0.28	0.26
Net realized and unrealized gain (loss) on investments	2.13	0.69	(0.04)	1.66	2.53

Total from investment operations	2.44	0.98	0.29	1.94	2.79

Less dividends and distributions:
From net investment income	(0.30)	(0.26)	(0.33)	(0.39)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.36)	(0.81)	(0.78)	(0.96)	(2.78)

Net asset value at end of year	$ 16.31	$ 14.23	$ 14.06	$ 14.55	$ 13.57

Total investment return (b)	17.34%	7.43%	2.06%	15.14%	25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.04%(c)	2.36%	2.05%	2.07%
Net expenses	1.08%	1.16%(d)	1.24%	1.26%	1.32%
Expenses (before waiver/reimbursement)	1.08%	1.33%	1.76%	1.63%	2.03%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 435,116	$ 26,701	$ 12,473	$ 10,219	$ 7,272

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.

(d) Without the custody fee reimbursement, net expenses would have been 1.17%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.17	$ 14.01	$ 14.50	$ 13.52	$ 13.54

Net investment income (loss) (a)	0.30	0.27	0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	2.10	0.68	(0.05)	1.65	2.53

Total from investment operations	2.40	0.95	0.27	1.90	2.78

Less dividends and distributions:
From net investment income	(0.27)	(0.24)	(0.31)	(0.35)	(0.12)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.33)	(0.79)	(0.76)	(0.92)	(2.80)

Net asset value at end of year	$ 16.24	$ 14.17	$ 14.01	$ 14.50	$ 13.52

Total investment return (b)	17.12%	7.30%	1.86%	14.86%	25.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.92%(c)	2.26%	1.85%	2.05%
Net expenses	1.28%	1.34%(d)	1.35%	1.46%	1.47%
Expenses (before waiver/reimbursement)	1.28%	1.51%	1.87%	1.83%	2.18%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 114,150	$ 2,861	$ 1,869	$ 1,610	$ 1,193

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.

(d) Without the custody fee reimbursement, net expenses would have been 1.35%.

142

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class B	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 14.97

Net investment income (loss) (a)	0.07
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.91

Less dividend from net investment income	(0.09)

Net asset value at end of period	$ 15.79

Total investment return (b)	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††
Net expenses	2.04%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 26,167

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.80	$ 13.66	$ 14.16	$ 13.18	$ 13.34

Net investment income (loss) (a)	0.16	0.15	0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	2.06	0.69	(0.04)	1.62	2.47

Total from investment operations	2.22	0.84	0.16	1.77	2.62

Less dividends and distributions:
From net investment income	(0.17)	(0.15)	(0.21)	(0.22)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.23)	(0.70)	(0.66)	(0.79)	(2.78)

Net asset value at end of year	$ 15.79	$ 13.80	$ 13.66	$ 14.16	$ 13.18

Total investment return (b)	16.20%	6.55%	1.13%	14.08%	24.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	1.09%(c)	1.45%	1.10%	1.24%
Net expenses	2.04%	2.07%(d)	2.10%	2.21%	2.22%
Expenses (before waiver/reimbursement)	2.04%	2.24%	2.62%	2.58%	2.93%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 54,550	$ 8,416	$ 3,762	$ 2,612	$ 1,280

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.

(d) Without the custody fee reimbursement, net expenses would have been 2.08%.

143

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 14.35	$ 14.17	$ 14.67	$ 13.68	$ 13.62

Net investment income (loss) (a)	0.37	0.31	0.38	0.32	0.39
Net realized and unrealized gain (loss) on investments	2.13	0.72	(0.07)	1.67	2.45

Total from investment operations	2.50	1.03	0.31	1.99	2.84

Less dividends and distributions:
From net investment income	(0.33)	(0.30)	(0.36)	(0.43)	(0.10)
From net realized gain on investments	(0.06)	(0.55)	(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.39)	(0.85)	(0.81)	(1.00)	(2.78)

Net asset value at end of year	$ 16.46	$ 14.35	$ 14.17	$ 14.67	$ 13.68

Total investment return (b)	17.66%	7.76%	2.23%	15.42%	26.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.18%(c)	2.67%	2.32%	3.15%
Net expenses	0.83%	0.87%(d)	0.99%	1.01%	1.07%
Expenses (before waiver/reimbursement)	0.83%	1.04%	1.51%	1.38%	1.78%
Portfolio turnover rate	28%	14%	19%	16%	39%
Net assets at end of year (in 000’s)	$ 587,427	$ 63,995	$ 6,496	$ 7,618	$ 7,892

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.

(d) Without the custody fee reimbursement, net expenses would have been 0.89%.

Class R1	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.59

Net investment income (loss) (a)	0.17
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	1.03

Less dividend from net investment income	(0.17)

Net asset value at end of period	$ 16.45

Total investment return (b)	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15%††
Net expenses	0.92%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 1,835

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

144

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class R2	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.46

Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.99

Less dividend from net investment income	(0.15)

Net asset value at end of period	$ 16.30

Total investment return (b)	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%††
Net expenses	1.17%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 5,506

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.46

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	0.86

Total from investment operations	0.98

Less dividend from net investment income	(0.14)

Net asset value at end of period	$ 16.30

Total investment return (b)	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%††
Net expenses	1.42%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 5,422

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

145

Financial Highlights

MainStay Epoch U.S. Equity Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Class R6	May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$ 15.59

Net investment income (loss) (a)	0.23
Net realized and unrealized gain (loss) on investments	0.82

Total from investment operations	1.05

Less dividend from net investment income	(0.18)

Net asset value at end of period	$ 16.46

Total investment return (b)	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%††
Net expenses	0.72%††
Portfolio turnover rate	28%
Net assets at end of period (in 000’s)	$ 723

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

146

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.45	$ 26.35	$ 25.74	$ 23.67	$ 17.38

Net investment income (loss) (a)	0.03	0.22	0.05	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	5.54	(0.09)	0.56	2.02	6.36

Total from investment operations	5.57	0.13	0.61	2.07	6.34

Less dividends:
From net investment income	(0.11)	(0.03)	—	—	(0.05)

Net asset value at end of year	$ 31.91	$ 26.45	$ 26.35	$ 25.74	$ 23.67

Total investment return (b)	21.09%	0.49%	2.37%	8.75%	36.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%	0.85%	0.21%	0.21%	(0.10%)
Net expenses	1.24%	1.25%	1.25%	1.24%	1.30%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 163,350	$ 114,041	$ 124,244	$ 128,443	$ 129,496

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.09	$ 26.05	$ 25.51	$ 23.52	$ 17.29

Net investment income (loss) (a)	(0.05)	0.14	(0.01)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	5.48	(0.10)	0.55	2.01	6.33

Total from investment operations	5.43	0.04	0.54	1.99	6.25

Less dividends:
From net investment income	(0.04)	—	—	—	(0.02)

Net asset value at end of year	$ 31.48	$ 26.09	$ 26.05	$ 25.51	$ 23.52

Total investment return (b)	20.82%	0.15%	2.12%	8.46%	36.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	0.57%(c)	(0.05%)	(0.07%)	(0.38%)
Net expenses	1.50%	1.52%(d)	1.51%	1.52%	1.60%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 57,488	$ 79,614	$ 84,482	$ 87,739	$ 85,662

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.

(d) Without the custody fee reimbursement, net expenses would have been 1.53%.

147

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.80	$ 23.94	$ 23.62	$ 21.94	$ 16.25

Net investment income (loss) (a)	(0.23)	(0.03)	(0.19)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	4.97	(0.11)	0.51	1.86	5.92

Total from investment operations	4.74	(0.14)	0.32	1.68	5.71

Less dividends:
From net investment income	—	—	—	—	(0.02)

Net asset value at end of year	$ 28.54	$ 23.80	$ 23.94	$ 23.62	$ 21.94

Total investment return (b)	19.92%	(0.58%)	1.35%	7.66%	35.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86%)	(0.15%)(c)	(0.79%)	(0.80%)	(1.11%)
Net expenses	2.25%	2.27% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 15,188	$ 17,670	$ 21,976	$ 26,054	$ 30,879

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.28%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 23.79	$ 23.93	$ 23.61	$ 21.93	$ 16.24

Net investment income (loss) (a)	(0.24)	(0.04)	(0.19)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	4.97	(0.10)	0.51	1.87	5.93

Total from investment operations	4.73	(0.14)	0.32	1.68	5.71

Less dividends:
From net investment income	—	—	—	—	(0.02)

Net asset value at end of year	$ 28.52	$ 23.79	$ 23.93	$ 23.61	$ 21.93

Total investment return (b)	19.88%	(0.59%)	1.36%	7.66%	35.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.88%)	(0.16%)(c)	(0.80%)	(0.82%)	(1.13%)
Net expenses	2.25%	2.27% (d)	2.26%	2.27%	2.35%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 17,770	$ 17,921	$ 21,433	$ 21,326	$ 21,323

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.28%.

148

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 27.11	$ 27.02	$ 26.39	$ 24.20	$ 17.76

Net investment income (loss) (a)	0.11	0.29	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.57	2.07	6.51

Total from investment operations	5.79	0.19	0.69	2.19	6.54

Less dividends:
From net investment income	(0.18)	(0.10)	(0.06)	—	(0.10)

Net asset value at end of year	$ 32.72	$ 27.11	$ 27.02	$ 26.39	$ 24.20

Total investment return (b)	21.40%	0.71%	2.63%	9.05%	36.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	1.10%	0.44%	0.47%	0.15%
Net expenses	0.99%	1.00%	1.00%	0.99%	1.04%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 332,900	$ 325,316	$ 320,016	$ 263,613	$ 314,781

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 27.05	$ 26.96	$ 26.34	$ 24.18	$ 17.76

Net investment income (loss) (a)	0.08	0.26	0.10	0.09	0.01
Net realized and unrealized gain (loss) on investments	5.68	(0.10)	0.56	2.07	6.50

Total from investment operations	5.76	0.16	0.66	2.16	6.51

Less dividends:
From net investment income	(0.16)	(0.07)	(0.04)	—	(0.09)

Net asset value at end of year	$ 32.65	$ 27.05	$ 26.96	$ 26.34	$ 24.18

Total investment return (b)	21.34%	0.61%	2.50%	8.93%	36.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.97%	0.35%	0.34%	0.04%
Net expenses	1.09%	1.10%	1.10%	1.09%	1.14%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 97	$ 85	$ 81	$ 71	$ 55

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

149

Financial Highlights

MainStay Epoch U.S. Small Cap Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 26.37	$ 26.28	$ 25.70	$ 23.65	$ 17.37

Net investment income (loss) (a)	(0.01)	0.19	0.01	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	5.54	(0.10)	0.57	2.02	6.37

Total from investment operations	5.53	0.09	0.58	2.05	6.33

Less dividends:
From net investment income	(0.09)	(0.00)‡	—	—	(0.05)

Net asset value at end of year	$ 31.81	$ 26.37	$ 26.28	$ 25.70	$ 23.65

Total investment return (b)	21.00%	0.34%(c)	2.26%	8.67%	36.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.73%	0.03%	0.12%	(0.18%)
Net expenses	1.34%	1.35%	1.35%	1.34%	1.40%
Portfolio turnover rate	60%	65%	39%	36%	38%
Net assets at end of year (in 000’s)	$ 137	$ 112	$ 90	$ 39	$ 36

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016**
Net asset value at beginning of period	$ 26.39	$ 23.88

Net investment income (loss) (a)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	5.55	2.52

Total from investment operations	5.45	2.51

Less dividends:
From net investment income	(0.06)	—

Net asset value at end of period	$ 31.78	$ 26.39

Total investment return (b)	20.68%	10.51% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32%)	(0.07%)††(d)
Net expenses	1.59%	1.60% ††(e)
Portfolio turnover rate	60%	65%
Net assets at end of period (in 000’s)	$ 181	$ 81

** Commencement of operations.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.

(e) Without the custody fee reimbursement, net expenses would have been 1.61%.

150

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.17	$ 10.68	$ 10.91	$ 9.98	$ 7.55

Net investment income (loss) (a)	(0.01)	(0.01)	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	2.31	(0.23)	0.85	1.45	2.42

Total from investment operations	2.30	(0.24)	0.83	1.43	2.43

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.41	$ 9.17	$ 10.68	$ 10.91	$ 9.98

Total investment return (b)	28.54%	(2.44%)	8.10%	14.95%	32.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15%)	(0.13%)	(0.23%)	(0.22%)	0.17%
Net expenses	1.00%	0.99%	0.99%	0.99%	1.02%
Expenses (before waiver/reimbursement)	1.00%	1.00%	0.99%	0.99%	1.02%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 960,123	$ 882,021	$ 1,202,852	$ 1,304,641	$ 1,615,768

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.09	$ 10.61	$ 10.84	$ 9.93	$ 7.52

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	2.29	(0.23)	0.86	1.44	2.40

Total from investment operations	2.27	(0.25)	0.83	1.41	2.41

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.30	$ 9.09	$ 10.61	$ 10.84	$ 9.93

Total investment return (b)	28.45%	(2.57%)	8.16%	14.82%	32.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19%)	(0.19%)	(0.28%)	(0.28%)	0.09%
Net expenses	1.07%	1.05%	1.04%	1.04%	1.08%
Expenses (before waiver/reimbursement)	1.07%	1.06%	1.04%	1.04%	1.08%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 108,078	$ 167,631	$ 180,154	$ 199,826	$ 211,111

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

151

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.11	$ 9.67	$ 10.04	$ 9.29	$ 7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.01	(0.21)	0.79	1.35	2.25

Total from investment operations	1.93	(0.29)	0.69	1.25	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 8.98	$ 8.11	$ 9.67	$ 10.04	$ 9.29

Total investment return (b)	27.61%	(3.32%)	7.34%	14.08%	30.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.03%)	(1.02%)	(0.65%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 31,793	$ 36,549	$ 47,779	$ 52,737	$ 59,671

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.10	$ 9.66	$ 10.03	$ 9.29	$ 7.09

Net investment income (loss) (a)	(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.00	(0.21)	0.79	1.34	2.25

Total from investment operations	1.92	(0.29)	0.69	1.24	2.20

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 8.96	$ 8.10	$ 9.66	$ 10.03	$ 9.29

Total investment return (b)	27.51%	(3.31%)	7.35%	13.96%	31.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96%)	(0.94%)	(1.04%)	(1.02%)	(0.66%)
Net expenses	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 229,283	$ 306,409	$ 408,078	$ 402,714	$ 403,968

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

152

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.65	$ 11.15	$ 11.32	$ 10.31	$ 7.80

Net investment income (loss) (a)	0.01	0.01	0.00 ‡	0.00 ‡	0.03
Net realized and unrealized gain (loss) on investments	2.46	(0.24)	0.89	1.51	2.50

Total from investment operations	2.47	(0.23)	0.89	1.51	2.53

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$ 11.06	$ 9.65	$ 11.15	$ 11.32	$ 10.31

Total investment return (b)	28.92%	(2.23%)	8.36%	15.26%	32.41%
Ratios of net investment income (loss) to average net assets:
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	0.12%	0.02%	0.02%	0.38%
Net expenses	0.75%	0.74%	0.74%	0.74%	0.77%
Expenses (before waiver/reimbursement)	0.75%	0.75%	0.74%	0.74%	0.77%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 6,752,754	$ 8,994,997	$ 12,150,253	$ 14,361,006	$ 13,254,459

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.48	$ 10.99	$ 11.17	$ 10.19	$ 7.72

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	2.41	(0.24)	0.89	1.49	2.47

Total from investment operations	2.41	(0.24)	0.88	1.48	2.49

Less dividends and distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of year	$ 10.83	$ 9.48	$ 10.99	$ 11.17	$ 10.19

Total investment return (b)	28.79%	(2.37%)	8.39%	15.14%	32.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.02%	(0.08%)	(0.08%)	0.28%
Net expenses	0.85%	0.84%	0.84%	0.84%	0.87%
Expenses (before waiver/reimbursement)	0.85%	0.85%	0.84%	0.84%	0.87%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 1,596,638	$ 1,636,560	$ 1,952,248	$ 2,225,940	$ 2,287,242

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

153

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.15	$ 10.68	$ 10.92	$ 9.99	$ 7.57

Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	(0.03)	0.00 ‡
Net realized and unrealized gain (loss) on investments	2.31	(0.24)	0.85	1.46	2.42

Total from investment operations	2.29	(0.26)	0.82	1.43	2.42

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 10.38	$ 9.15	$ 10.68	$ 10.92	$ 9.99

Total investment return (b)	28.49%	(2.66%)	8.00%	14.93%	31.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24%)	(0.23%)	(0.32%)	(0.33%)	0.03%
Net expenses	1.10%	1.09%	1.09%	1.09%	1.12%
Expenses (before waiver/reimbursement)	1.10%	1.10%	1.09%	1.09%	1.12%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 303,192	$ 391,535	$ 674,630	$ 984,295	$ 1,014,655

‡ Less than one-tenth of a percent.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.85	$ 10.39	$ 10.67	$ 9.80	$ 7.45

Net investment income (loss) (a)	(0.04)	(0.04)	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.21	(0.23)	0.84	1.43	2.37

Total from investment operations	2.17	(0.27)	0.78	1.37	2.35

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of year	$ 9.96	$ 8.85	$ 10.39	$ 10.67	$ 9.80

Total investment return (b)	28.05%	(2.83%)	7.79%	14.59%	31.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49%)	(0.48%)	(0.57%)	(0.57%)	(0.20%)
Net expenses	1.35%	1.34%	1.34%	1.34%	1.37%
Expenses (before reimbursement/waiver)	1.35%	1.35%	1.34%	1.34%	1.37%
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of year (in 000’s)	$ 78,634	$ 87,060	$ 114,118	$ 158,222	$ 219,158

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

154

Financial Highlights

MainStay Large Cap Growth Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.69	$ 11.18	$ 11.33	$ 10.31	$ 9.02

Net investment income (loss) (a)	0.02	0.02	0.01	0.01	0.00 ‡
Net realized and unrealized gain (loss) on investments	2.47	(0.24)	0.90	1.51	1.29

Total from investment operations	2.49	(0.22)	0.91	1.52	1.29

Less distributions:
From net realized gain on investments	(1.06)	(1.27)	(1.06)	(0.50)	—

Net asset value at end of period	$ 11.12	$ 9.69	$ 11.18	$ 11.33	$ 10.31

Total investment return (b)	29.02%	(2.12%)	8.55%	15.36%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.23%	0.11%	0.10%	0.04%††
Net expenses	0.63%	0.62%	0.62%	0.62%	0.62%††
Expenses (before waiver/reimbursement)	0.63%	0.63%	0.62%	0.62%	0.62%††
Portfolio turnover rate	61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$ 2,122,217	$ 1,693,868	$ 1,311,034	$ 738,186	$ 147,625

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

155

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 19.95	$ 20.20	$ 19.39	$ 16.59	$ 12.90

Net investment income (loss) (a)	0.23	0.25	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	4.63	(0.28)	0.76	2.83	3.71

Total from investment operations	4.86	(0.03)	0.96	3.01	3.87

Less dividends:
From net investment income	(0.25)	(0.22)	(0.15)	(0.21)	(0.18)

Net asset value at end of year	$ 24.56	$ 19.95	$ 20.20	$ 19.39	$ 16.59

Total investment return (b)	24.59%	(0.13%)	4.95%	18.30%	30.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.29% (c)	1.01%	0.98%	1.11%
Net expenses	0.96%	0.95% (d)	0.96%	1.00%	1.05%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 53,909	$ 42,928	$ 52,985	$ 34,139	$ 19,011

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.

(d) Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 19.93	$ 20.19	$ 19.38	$ 16.58	$ 12.89

Net investment income (loss) (a)	0.18	0.21	0.16	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.62	(0.29)	0.76	2.82	3.70

Total from investment operations	4.80	(0.08)	0.92	2.95	3.80

Less dividends:
From net investment income	(0.20)	(0.18)	(0.11)	(0.15)	(0.11)

Net asset value at end of year	$ 24.53	$ 19.93	$ 20.19	$ 19.38	$ 16.58

Total investment return (b)	24.25%	(0.39%)	4.77%	17.94%	29.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	1.05% (c)	0.82%	0.71%	0.72%
Net expenses	1.22%	1.20% (d)	1.17%	1.28%	1.46%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 17,216	$ 21,880	$ 22,939	$ 20,856	$ 18,436

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.

(d) Without the custody fee reimbursement, net expenses would have been 1.21%.

156

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.25	$ 18.49	$ 17.81	$ 15.27	$ 11.87

Net investment income (loss) (a)	0.01	0.05	0.02	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	4.24	(0.26)	0.69	2.59	3.42

Total from investment operations	4.25	(0.21)	0.71	2.59	3.42

Less dividends:
From net investment income	(0.04)	(0.03)	(0.03)	(0.05)	(0.02)

Net asset value at end of year	$ 22.46	$ 18.25	$ 18.49	$ 17.81	$ 15.27

Total investment return (b)	23.31%	(1.12%)	4.01%	17.00%	28.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.30% (c)	0.09%	(0.03%)	(0.03%)
Net expenses	1.97%	1.95% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 6,635	$ 6,604	$ 6,816	$ 7,240	$ 6,760

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.

(d) Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.24	$ 18.48	$ 17.80	$ 15.26	$ 11.87

Net investment income (loss) (a)	0.01	0.06	0.01	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	4.24	(0.27)	0.70	2.61	3.42

Total from investment operations	4.25	(0.21)	0.71	2.59	3.41

Less dividends:
From net investment income	(0.04)	(0.03)	(0.03)	(0.05)	(0.02)

Net asset value at end of year	$ 22.45	$ 18.24	$ 18.48	$ 17.80	$ 15.26

Total investment return (b)	23.33%	(1.12%)	4.01%	17.01%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.34% (c)	0.06%	(0.10%)	(0.10%)
Net expenses	1.97%	1.95% (d)	1.92%	2.03%	2.21%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 15,459	$ 16,509	$ 25,775	$ 16,536	$ 3,441

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.

(d) Without the custody fee reimbursement, net expenses would have been 1.96%.

157

Financial Highlights

MainStay MacKay Common Stock Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 20.04	$ 20.29	$ 19.45	$ 16.64	$ 12.94

Net investment income (loss) (a)	0.29	0.31	0.26	0.22	0.20
Net realized and unrealized gain (loss) on investments	4.65	(0.29)	0.76	2.83	3.71

Total from investment operations	4.94	0.02	1.02	3.05	3.91

Less dividends:
From net investment income	(0.31)	(0.27)	(0.18)	(0.24)	(0.21)

Net asset value at end of year	$ 24.67	$ 20.04	$ 20.29	$ 19.45	$ 16.64

Total investment return (b)	24.89%	0.12%	5.26%	18.55%	30.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.55%(c)	1.30%	1.24%	1.40%
Net expenses	0.71%	0.70%(d)	0.71%	0.75%	0.80%
Portfolio turnover rate	134%	164%	158%	165%	150%
Net assets at end of year (in 000’s)	$ 96,441	$ 87,774	$ 91,561	$ 108,343	$ 77,476

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.

(d) Without the custody fee reimbursement, net expenses would have been 0.71%.

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$ 19.90	$ 18.44

Net investment income (loss) (a)	0.13	0.10
Net realized and unrealized gain (loss) on investments	4.65	1.36

Total from investment operations	4.78	1.46

Less dividends:
From net investment income	(0.20)	—

Net asset value at end of period	$ 24.48	$ 19.90

Total investment return (b)	24.17%	7.92%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.74%††(d)
Net expenses	1.31%	1.31%††(e)
Portfolio turnover rate	134%	164%
Net assets at end of period (in 000’s)	$ 86	$ 29

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.

(e) Without the custody fee reimbursement, net expenses would have been 1.32%.

158

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class A	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.74	$ 8.50	$ 10.40	$ 10.00

Net investment income (loss) (a)	0.12	0.10	0.13	0.15
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.34	0.48	(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.32)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.28)	(0.24)	(0.37)	(0.02)

Net asset value at end of period	$ 10.80	$ 8.74	$ 8.50	$ 10.40

Total investment return (b)	28.01%	5.93%	(14.97%)	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.30%(c)	1.37%	1.57%††
Net expenses (excluding short sale expenses)	1.56%	1.57%(d)	1.60%	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.55%	2.11%	1.87%	1.90%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 10,040	$ 2,516	$ 2,537	$ 1,564

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.

(d) Without the custody fee reimbursement, net expenses would have been 1.60%.

(e) Less than one-tenth of a percent.

159

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Investor Class	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.71	$ 8.47	$ 10.38	$ 10.00

Net investment income (loss) (a)	0.09	0.09	0.09	0.13
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.31	0.47	(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.27)	(0.23)	(0.30)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.27)	(0.23)	(0.35)	(0.02)

Net asset value at end of period	$ 10.75	$ 8.71	$ 8.47	$ 10.38

Total investment return (b)	27.60%	5.72%	(15.21%)	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.14%(c)	1.01%	1.33%††
Net expenses (excluding short sale expenses)	1.88%	1.80%(d)	1.84%	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.88%	2.34%	2.11%	2.13%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 1,385	$ 615	$ 542	$ 270

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.

(d) Without the custody fee reimbursement, net expenses would have been 1.83%.

(e) Less than one-tenth of a percent.

160

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class C	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.62	$ 8.39	$ 10.32	$ 10.00

Net investment income (loss) (a)	0.02	0.03	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.25	0.40	(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.23	0.40	(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.21)	(0.17)	(0.26)	(0.01)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.21)	(0.17)	(0.31)	(0.01)

Net asset value at end of period	$ 10.64	$ 8.62	$ 8.39	$ 10.32

Total investment return (b)	26.82%	4.94%	(15.88%)	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.38%(c)	0.22%	0.50%††
Net expenses (excluding short sale expenses)	2.61%	2.54%(d)	2.59%	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.61%	3.08%	2.86%	2.88%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 2,338	$ 894	$ 598	$ 519

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.

(d) Without the custody fee reimbursement, net expenses would have been 2.57%.

(e) Less than one-tenth of a percent.

161

Financial Highlights

MainStay MacKay Emerging Markets Equity Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,			November 15, 2013** through October 31,
Class I	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.77	$ 8.53	$ 10.42	$ 10.00

Net investment income (loss) (a)	0.14	0.12	0.13	0.18
Net realized and unrealized gain (loss) on investments	2.26	0.41	(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	(0.03)	(0.04)	(0.02)

Total from investment operations	2.36	0.50	(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.30)	(0.26)	(0.33)	(0.02)
From net realized gain on investments	—	—	(0.05)	—

Total dividends and distributions	(0.30)	(0.26)	(0.38)	(0.02)

Net asset value at end of period	$ 10.83	$ 8.77	$ 8.53	$ 10.42

Total investment return (b)	28.23%	6.16%	(14.72%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.54%(c)	1.37%	1.85%††
Net expenses (excluding short sale expenses)	1.42%	1.33%(d)	1.35%	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.42%	1.86%	1.62%	1.65%††
Short sale expenses	0.00%(e)	0.01%	0.01%	0.01%††
Portfolio turnover rate	225%	149%	185%	153%
Net assets at end of period (in 000’s)	$ 159,067	$ 111,763	$ 122,110	$ 182,864

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.

(d) Without the custody fee reimbursement, net expenses would have been 1.36%.

(e) Less than one-tenth of a percent.

162

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	Year ended June 30,
Class A	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 29.07	$ 32.33	$ 33.75	$ 32.09	$ 29.72	$ 29.41

Net investment income (loss) (a)	0.12	(0.04)	(0.12)	(0.09)	(0.01)	0.10
Net realized and unrealized gain (loss) on investments	7.39	(0.97)	1.68	3.35	3.88	2.57

Total from investment operations	7.51	(1.01)	1.56	3.26	3.87	2.67

Less dividends and distributions:
From net investment income	—	—	—	(0.02)	—	(0.06)
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	(2.30)

Total dividends and distributions	(2.40)	(2.25)	(2.98)	(1.60)	(1.50)	(2.36)

Net asset value at end of period	$ 34.18	$ 29.07	$ 32.33	$ 33.75	$ 32.09	$ 29.72

Total investment return (b)	27.88%	(3.39%)	4.83%	10.74%	13.40%	9.64%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.39%	(0.15%)	(0.38%)	(0.34%)	(0.23%)††	0.32%
After expense waivers and reimbursements	0.39%	(0.14%)(c)	(0.36%)	(0.30%)	(0.14%)††	0.34%
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.09%	1.16%	1.19%	1.21%	1.26% ††	1.21%
After waivers/reimbursements of expenses	1.09%	1.15% (d)	1.17%	1.17%	1.17% ††	1.19%
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 391,245	$ 260,670	$ 294,445	$ 298,913	$ 316,746	$ 272,378

*** The Fund changed its fiscal year end from June 30 to October 31.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.

(d) Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Investor Class	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 28.86	$ 32.17	$ 33.64	$ 32.01	$ 29.64	$ 29.20 †

Net investment income (loss) (a)	0.06	(0.10)	(0.16)	(0.14)	(0.00)‡	(0.03)
Net realized and unrealized gain (loss) on investments	7.30	(0.96)	1.67	3.35	3.87	0.47

Total from investment operations	7.36	(1.06)	1.51	3.21	3.87	0.44

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 33.82	$ 28.86	$ 32.17	$ 33.64	$ 32.01	$ 29.64

Total investment return (b)	27.54%	(3.60%)	4.72%	10.58%	13.44%	1.51% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	(0.34%)	(0.51%)	(0.43%)	(0.01%)††	(0.25%)††
Net expenses	1.35%	1.35%	1.32%	1.30%	1.05% ††	1.77% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 134,867	$ 200,772	$ 224,402	$ 239,712	$ 245,125	$ 233,120

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

163

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class B	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 27.95	$ 31.45	$ 33.18	$ 31.81	$ 29.54	$ 29.20 †

Net investment income (loss) (a)	(0.16)	(0.30)	(0.40)	(0.37)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	7.03	(0.95)	1.65	3.32	3.85	0.47

Total from investment operations	6.87	(1.25)	1.25	2.95	3.77	0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 32.42	$ 27.95	$ 31.45	$ 33.18	$ 31.81	$ 29.54

Total investment return (b)	26.61%	(4.30%)	3.91%	9.79%	13.14%	1.16% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56%)	(1.09%)	(1.26%)	(1.17%)	(0.76%)††	(0.99%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80% ††	2.52% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 30,064	$ 33,468	$ 43,403	$ 51,495	$ 59,371	$ 55,524

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class C	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 27.94	$ 31.44	$ 33.17	$ 31.81	$ 29.54	$ 29.20 †

Net investment income (loss) (a)	(0.17)	(0.31)	(0.39)	(0.37)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	7.04	(0.94)	1.64	3.31	3.85	0.47

Total from investment operations	6.87	(1.25)	1.25	2.94	3.77	0.34

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 32.41	$ 27.94	$ 31.44	$ 33.17	$ 31.81	$ 29.54

Total investment return (b)	26.62%	(4.34%)	3.94%	9.76%	13.14%	1.16% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58%)	(1.10%)	(1.25%)	(1.19%)	(0.76%)††	(1.00%)††
Net expenses	2.10%	2.10%	2.07%	2.05%	1.80% ††	2.52% ††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 4,884	$ 4,831	$ 5,265	$ 4,880	$ 4,325	$ 3,851

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

164

Financial Highlights

MainStay MacKay Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				July 1, 2013 through October 31,	Year ended June 30,
Class I	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 29.62	$ 32.83	$ 34.14	$ 32.44	$ 30.01	$ 29.63

Net investment income (loss) (a)	0.20	(0.02)	(0.04)	(0.02)	0.01	0.17
Net realized and unrealized gain (loss) on investments	7.54	(0.94)	1.71	3.39	3.92	2.61

Total from investment operations	7.74	(0.96)	1.67	3.37	3.93	2.78

Less dividends and distributions:
From net investment income	—	—	—	(0.09)	—	(0.10)
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	(2.30)

Total dividends and distributions	(2.40)	(2.25)	(2.98)	(1.67)	(1.50)	(2.40)

Net asset value at end of period	$ 34.96	$ 29.62	$ 32.83	$ 34.14	$ 32.44	$ 30.01

Total investment return (b)	28.16%	(3.17%)	5.12%	11.00%	13.51%	9.91%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.62%	(0.12%)	(0.13%)	(0.09%)	0.04% ††	0.55%
After expense waivers and reimbursements	0.62%	(0.07%)	(0.11%)	(0.05%)	0.11% ††	0.58%
Ratios of expenses to average net assets:
Before waivers/reimbursements	0.83%	0.98%	0.94%	0.96%	0.99% ††	1.00%
After waivers/reimbursements of	0.83%	0.92%	0.92%	0.92%	0.92% ††	0.97%
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 87,115	$ 15,473	$ 531,981	$ 559,776	$ 569,795	$ 450,402

*** The Fund changed its fiscal year end from June 30 to October 31.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,				July 1, 2013 through October 31,	January 18, 2013** through June 30,
Class R2	2017	2016	2015	2014	2013***	2013
Net asset value at beginning of period	$ 28.94	$ 32.22	$ 33.68	$ 32.04	$ 29.70	$ 29.20 †

Net investment income (loss) (a)	0.09	(0.06)	(0.15)	(0.14)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments	7.34	(0.97)	1.67	3.36	3.88	0.47

Total from investment operations	7.43	(1.03)	1.52	3.22	3.84	0.50

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)	—

Net asset value at end of period	$ 33.97	$ 28.94	$ 32.22	$ 33.68	$ 32.04	$ 29.70

Total investment return (b)	27.72%	(3.46%)	4.72%	10.60%	13.30%	1.71%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	(0.23%)	(0.48%)	(0.44%)	(0.37%)††	0.23%††
Net expenses	1.19%	1.24%	1.29%	1.31%	1.39% ††	1.30%††
Portfolio turnover rate	139%	137%	118%	88%	36%	98%
Net assets at end of period (in 000’s)	$ 52	$ 38	$ 34	$ 32	$ 29	$ 25

** Inception date.

*** The Fund changed its fiscal year end from June 30 to October 31.

† Based on the net asset value of Class A as of January 18, 2013.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

165

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.51	$ 13.51	$ 13.11	$ 13.37	$ 11.68

Net investment income (loss) (a)	0.00 ‡	0.04	0.03	0.07	0.05
Net realized and unrealized gain (loss) on investments	2.90	(0.04)	0.49	(0.26)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.91	0.01	0.49	(0.23)	1.79

Less dividends:
From net investment income	(0.04)	(0.01)	(0.09)	(0.03)	(0.10)

Net asset value at end of year	$ 16.38	$ 13.51	$ 13.51	$ 13.11	$ 13.37

Total investment return (b)	21.59%	0.05%	3.78%	(1.76%)	15.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.28%(c)	0.20%	0.51%	0.38%
Net expenses	1.34%	1.32%(d)	1.33%	1.34%	1.40%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 54,553	$ 41,891	$ 43,405	$ 45,882	$ 57,948

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.

(d) Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.43	$ 13.47	$ 13.07	$ 13.35	$ 11.66

Net investment income (loss) (a)	(0.04)	(0.01)	(0.02)	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.87	(0.04)	0.50	(0.27)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.84	(0.04)	0.45	(0.28)	1.75

Less dividends:
From net investment income	—	—	(0.05)	—	(0.06)

Net asset value at end of year	$ 16.27	$ 13.43	$ 13.47	$ 13.07	$ 13.35

Total investment return (b)	21.15%	(0.30%)	3.43%	(2.10%)	15.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26%)	(0.11%)(c)	(0.14%)	0.19%	0.05%
Net expenses	1.69%	1.69% (d)	1.68%	1.67%	1.72%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 25,029	$ 31,523	$ 34,329	$ 34,377	$ 37,457

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.

(d) Without the custody fee reimbursement, net expenses would have been 1.70%.

166

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.10	$ 12.23	$ 11.91	$ 12.26	$ 10.73

Net investment income (loss) (a)	(0.14)	(0.10)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.58	(0.04)	0.46	(0.24)	1.62
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.45	(0.13)	0.32	(0.35)	1.53

Net asset value at end of year	$ 14.55	$ 12.10	$ 12.23	$ 11.91	$ 12.26

Total investment return (b)	20.25%	(1.06%)	2.69%	(2.85%)	14.26% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.86%)(d)	(0.91%)	(0.57%)	(0.73%)
Net expenses	2.44%	2.44% (e)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 6,210	$ 6,991	$ 8,982	$ 11,058	$ 13,981

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.

(e) Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.10	$ 12.23	$ 11.92	$ 12.26	$ 10.74

Net investment income (loss) (a)	(0.14)	(0.10)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.59	(0.04)	0.45	(0.24)	1.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.03)	(0.01)

Total from investment operations	2.46	(0.13)	0.31	(0.34)	1.52

Net asset value at end of year	$ 14.56	$ 12.10	$ 12.23	$ 11.92	$ 12.26

Total investment return (b)	20.33%	(1.06%)	2.60%	(2.77%)	14.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.84%)(c)	(0.90%)	(0.57%)	(0.71%)
Net expenses	2.44%	2.44% (d)	2.43%	2.42%	2.47%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 7,564	$ 7,850	$ 8,292	$ 8,383	$ 10,088

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.

(d) Without the custody fee reimbursement, net expenses would have been 2.45%.

167

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.59	$ 13.59	$ 13.19	$ 13.45	$ 11.75

Net investment income (loss) (a)	0.05	0.07	0.06	0.11	0.08
Net realized and unrealized gain (loss) on investments	2.90	(0.04)	0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.96	0.04	0.53	(0.20)	1.83

Less dividends:
From net investment income	(0.07)	(0.04)	(0.13)	(0.06)	(0.13)

Net asset value at end of year	$ 16.48	$ 13.59	$ 13.59	$ 13.19	$ 13.45

Total investment return (b)	21.94%	0.29%	4.04%	(1.49%)	15.72%
Net investment income (loss)	0.31%	0.54%(c)	0.46%	0.79%	0.62%
Net expenses	1.09%	1.07%(d)	1.08%	1.09%	1.14%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 205,009	$ 179,274	$ 224,307	$ 223,797	$ 202,289

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.

(d) Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.51	$ 13.51	$ 13.11	$ 13.37	$ 11.67

Net investment income (loss) (a)	0.03	0.06	0.04	0.09	0.06
Net realized and unrealized gain (loss) on investments	2.89	(0.05)	0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.93	0.02	0.51	(0.22)	1.81

Less dividends:
From net investment income	(0.06)	(0.02)	(0.11)	(0.04)	(0.11)

Net asset value at end of year	$ 16.38	$ 13.51	$ 13.51	$ 13.11	$ 13.37

Total investment return (b)	21.78%	0.18%	3.95%	(1.63%)	15.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.41%(c)	0.33%	0.66%	0.49%
Net expenses	1.19%	1.17%(d)	1.18%	1.19%	1.25%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 2,616	$ 2,478	$ 3,032	$ 3,597	$ 4,003

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.

(d) Without the custody fee reimbursement, net expenses would have been 1.18%.

168

Financial Highlights

MainStay MacKay International Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.54	$ 13.54	$ 13.14	$ 13.40	$ 11.70

Net investment income (loss) (a)	0.01	0.01	0.01	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.88	(0.01)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	(0.03)	(0.04)	(0.01)

Total from investment operations	2.90	0.00 ‡	0.48	(0.25)	1.78

Less dividends:
From net investment income	(0.02)	—	(0.08)	(0.01)	(0.08)

Net asset value at end of year	$ 16.42	$ 13.54	$ 13.54	$ 13.14	$ 13.40

Total investment return (b)	21.55%(c)	(0.07%)	3.73%	(1.88%)	15.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.08%	0.11%	0.36%	0.26%
Net expenses	1.44%	1.42%	1.43%	1.44%	1.49%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 1,201	$ 847	$ 2,313	$ 3,509	$ 8,487

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 13.44	$ 13.48	$ 13.07	$ 13.35	$ 11.64

Net investment income (loss) (a)	(0.04)	(0.01)	(0.02)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.88	(0.04)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.01	(0.03)	(0.04)	(0.01)

Total from investment operations	2.85	(0.04)	0.45	(0.28)	1.74

Less dividends:
From net investment income	—	—	(0.04)	—	(0.03)

Net asset value at end of year	$ 16.29	$ 13.44	$ 13.48	$ 13.07	$ 13.35

Total investment return (b)	21.21%	(0.30%)	3.44%	(2.10%)	15.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	(0.11%)(c)	(0.15%)	0.17%	(0.05%)
Net expenses	1.69%	1.67% (d)	1.68%	1.69%	1.74%
Portfolio turnover rate	45%	33%	42%	37%	29%
Net assets at end of year (in 000’s)	$ 1,446	$ 1,108	$ 1,204	$ 1,291	$ 1,365

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.

(d) Without the custody fee reimbursement, net expenses would have been 1.68%.

169

Financial Highlights

MainStay MacKay International Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.06	$ 8.36	$ 8.83	$ 8.94	$ 6.79

Net investment income (loss)	0.02	0.11	0.05	0.14 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	1.73	(0.35)	(0.09)	0.03	2.18
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.75	(0.24)	(0.04)	0.17	2.28

Less dividends and distributions:
From net investment income	(0.23)	(0.06)	(0.16)	(0.28)	(0.13)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.23)	(0.06)	(0.43)	(0.28)	(0.13)

Net asset value at end of year	$ 9.58	$ 8.06	$ 8.36	$ 8.83	$ 8.94

Total investment return (b)	22.36%	(2.85%)	(0.39%)	2.06%	34.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	1.37% (c)	0.61%	1.58%	1.33%
Net expenses (excluding short sale expenses)	1.56%	1.53% (d)	1.52%	1.52%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	3.22%	3.33%	3.27%	3.06%	2.84%
Short sale expenses	1.66%	1.78%	1.76%	1.54%	1.28%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 55,580	$ 98,856	$ 107,669	$ 23,074	$ 10,491

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.

(d) Without the custody fee reimbursement, net expenses would have been 1.55%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.02	$ 8.33	$ 8.80	$ 8.92	$ 6.78

Net investment income (loss)	0.04	0.09	0.05	0.12 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.34)	(0.09)	0.04	2.15
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.74	(0.25)	(0.04)	0.16	2.26

Less dividends and distributions:
From net investment income	(0.22)	(0.06)	(0.16)	(0.28)	(0.12)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.22)	(0.06)	(0.43)	(0.28)	(0.12)

Net asset value at end of year	$ 9.54	$ 8.02	$ 8.33	$ 8.80	$ 8.92

Total investment return (b)	22.29%	(3.04%)	(0.49%)	1.93%	33.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	1.19% (c)	0.75%	1.32%	1.53%
Net expenses (excluding short sale expenses)	1.65%	1.68% (d)	1.65%	1.67%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.34%	3.54%	3.44%	3.19%	3.09%
Short sale expenses	1.66%	1.78%	1.79%	1.52%	1.30%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 4,294	$ 5,755	$ 4,721	$ 947	$ 496

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.

(d) Without the custody fee reimbursement, net expenses would have been 1.70%.

170

Financial Highlights

MainStay MacKay International Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 7.75	$ 8.08	$ 8.57	$ 8.73	$ 6.64

Net investment income (loss)	(0.01)	0.03	0.01	0.06 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	1.64	(0.34)	(0.12)	0.04	2.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.63	(0.31)	(0.11)	0.10	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.02)	(0.11)	(0.26)	(0.08)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.15)	(0.02)	(0.38)	(0.26)	(0.08)

Net asset value at end of year	$ 9.23	$ 7.75	$ 8.08	$ 8.57	$ 8.73

Total investment return (b)	21.38%	(3.84%)	(1.19%)	1.11%	32.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	0.45% (c)	(0.17%)	0.66%	0.50%
Net expenses (excluding short sale expenses)	2.39%	2.43% (d)	2.40%	2.42%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.06%	4.27%	4.16%	3.97%	3.85%
Short sale expenses	1.64%	1.78%	1.76%	1.55%	1.31%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 42,231	$ 36,489	$ 38,434	$ 6,975	$ 1,503

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.

(d) Without the custody fee reimbursement, net expenses would have been 2.45%.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.12	$ 8.42	$ 8.89	$ 8.98	$ 6.82

Net investment income (loss)	0.09	0.13	0.08	0.15 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	1.70	(0.36)	(0.10)	0.05	2.17
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	1.79	(0.23)	(0.02)	0.20	2.30

Less dividends and distributions:
From net investment income	(0.25)	(0.07)	(0.18)	(0.29)	(0.14)
From net realized gain on investments	—	—	(0.27)	—	—

Total dividends and distributions	(0.25)	(0.07)	(0.45)	(0.29)	(0.14)

Net asset value at end of year	$ 9.66	$ 8.12	$ 8.42	$ 8.89	$ 8.98

Total investment return (b)	22.78%	(2.69%)	(0.04%)	2.25%	34.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.66% (c)	0.98%	1.70%	1.78%
Net expenses (excluding short sale expenses)	1.29%	1.28% (d)	1.27%	1.27%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.93%	3.07%	3.06%	2.80%	2.60%
Short sale expenses	1.63%	1.78%	1.79%	1.53%	1.30%
Portfolio turnover rate	179%	137%	110%	136%	157%
Net assets at end of year (in 000’s)	$ 653,051	$ 394,785	$ 548,422	$ 378,544	$ 250,459

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.

(d) Without the custody fee reimbursement, net expenses would have been 1.30%.

171

Financial Highlights

MainStay MacKay S&P 500 Index Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 47.57	$ 48.27	$ 46.85	$ 40.75	$ 32.74

Net investment income (loss) (a)	0.65	0.74	0.70	0.60	0.57
Net realized and unrealized gain (loss) on investments	9.47	1.06	1.44	6.09	7.94

Total from investment operations	10.12	1.80	2.14	6.69	8.51

Less dividends and distributions:
From net investment income	(1.07)	(0.74)	(0.63)	(0.59)	(0.50)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.42)	(2.50)	(0.72)	(0.59)	(0.50)

Net asset value at end of year	$ 53.27	$ 47.57	$ 48.27	$ 46.85	$ 40.75

Total investment return (b)	22.93%	3.92%	4.60%	16.59%	26.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%	1.60%	1.48%	1.37%	1.58%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.64%	0.61%	0.60%	0.62%	0.65%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 527,768	$ 597,791	$ 566,621	$ 549,803	$ 470,293

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 47.51	$ 48.22	$ 46.81	$ 40.73	$ 32.73

Net investment income (loss) (a)	0.63	0.69	0.65	0.55	0.53
Net realized and unrealized gain (loss) on investments	9.43	1.05	1.44	6.08	7.94

Total from investment operations	10.06	1.74	2.09	6.63	8.47

Less dividends and distributions:
From net investment income	(1.04)	(0.69)	(0.59)	(0.55)	(0.47)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.39)	(2.45)	(0.68)	(0.55)	(0.47)

Net asset value at end of year	$ 53.18	$ 47.51	$ 48.22	$ 46.81	$ 40.73

Total investment return (b)	22.81%	3.81%	4.49%	16.45%	26.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.49%	1.37%	1.27%	1.47%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.82%	0.84%	0.81%	0.80%	0.83%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 38,052	$ 46,999	$ 39,219	$ 32,469	$ 27,916

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

172

Financial Highlights

MainStay MacKay S&P 500 Index Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 48.12	$ 48.81	$ 47.35	$ 41.17	$ 33.06

Net investment income (loss) (a)	0.78	0.87	0.83	0.71	0.67
Net realized and unrealized gain (loss) on investments	9.56	1.06	1.46	6.15	8.01

Total from investment operations	10.34	1.93	2.29	6.86	8.68

Less dividends and distributions:
From net investment income	(1.18)	(0.86)	(0.74)	(0.68)	(0.57)
From net realized gain on investments	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(4.53)	(2.62)	(0.83)	(0.68)	(0.57)

Net asset value at end of year	$ 53.93	$ 48.12	$ 48.81	$ 47.35	$ 41.17

Total investment return (b)	23.20%	4.17%	4.88%	16.88%	26.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.88%	1.74%	1.62%	1.83%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.39%	0.35%	0.35%	0.37%	0.40%
Portfolio turnover rate	3%	4%	4%	4%	3%
Net assets at end of year (in 000’s)	$ 717,528	$ 755,952	$ 1,403,507	$ 1,497,877	$ 1,344,989

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

173

Financial Highlights

MainStay MacKay U.S. Equity Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.60	$ 8.93	$ 9.36	$ 10.31	$ 8.29

Net investment income (loss) (a)	(0.02)	0.00 ‡	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	2.48	(0.15)	1.05	1.53	2.59

Total from investment operations	2.46	(0.15)	1.04	1.49	2.58

Less dividends and distributions:
From net investment income	—	—	—	—	(0.03)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.56)

Net asset value at end of year	$ 10.91	$ 8.60	$ 8.93	$ 9.36	$ 10.31

Total investment return (b)	28.96%	(1.72%)	12.27%	17.79%	33.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20%)	0.03%	(0.17%)	(0.47%)	(0.12%)
Net expenses (excluding short sale expenses)	1.37%	1.35%	1.32%	1.30%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.26%	2.62%	2.37%	2.45%	2.55%
Short sale expenses	0.89%	1.27%	1.05%	1.15%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 124,552	$ 157,903	$ 123,721	$ 18,611	$ 2,700

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.49	$ 8.82	$ 9.28	$ 10.25	$ 8.25

Net investment income (loss) (a)	(0.03)	(0.00)‡	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.44	(0.15)	1.03	1.53	2.57

Total from investment operations	2.41	(0.15)	1.01	1.47	2.54

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	(0.00)‡	(0.01)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.54)

Net asset value at end of year	$ 10.75	$ 8.49	$ 8.82	$ 9.28	$ 10.25

Total investment return (b)	28.75%	(1.75%)	12.04%	17.66%	32.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28%)	(0.05%)	(0.26%)	(0.63%)	(0.28%)
Net expenses (excluding short sale expenses)	1.45%	1.44%	1.45%	1.53%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	2.29%	2.72%	2.50%	2.70%	2.81%
Short sale expenses	0.84%	1.28%	1.05%	1.17%	1.25%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 5,449	$ 4,702	$ 3,938	$ 1,357	$ 594

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

174

Financial Highlights

MainStay MacKay U.S. Equity Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 7.66	$ 8.04	$ 8.63	$ 9.76	$ 7.93

Net investment income (loss) (a)	(0.09)	(0.06)	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.20	(0.14)	0.96	1.43	2.45

Total from investment operations	2.11	(0.20)	0.88	1.31	2.36

Less dividends and distributions:
From net investment income	—	—	—	—	(0.00)‡
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Net asset value at end of year	$ 9.62	$ 7.66	$ 8.04	$ 8.63	$ 9.76

Total investment return (b)	27.93%	(2.55%)	11.32%	16.68%	31.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(0.81%)	(1.04%)	(1.43%)	(1.03%)
Net expenses (excluding short sale expenses)	2.21%	2.19%	2.20%	2.28%	2.31%
Expenses (including short sales expenses, before waiver/reimbursement)	3.05%	3.46%	3.25%	3.42%	3.58%
Short sale expenses	0.84%	1.27%	1.05%	1.14%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 102,745	$ 84,108	$ 54,873	$ 6,229	$ 1,190

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.69	$ 9.00	$ 9.41	$ 10.34	$ 8.32

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	2.50	(0.14)	1.05	1.53	2.56

Total from investment operations	2.50	(0.12)	1.06	1.52	2.60

Less dividends and distributions:
From net investment income	(0.01)	(0.01)	—	(0.01)	(0.05)
From net realized gain on investments	(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(0.16)	(0.19)	(1.47)	(2.45)	(0.58)

Net asset value at end of year	$ 11.03	$ 8.69	$ 9.00	$ 9.41	$ 10.34

Total investment return (b)	29.17%	(1.40%)	12.44%	18.13%	33.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%	0.28%	0.15%	(0.09%)	0.44%
Net expenses (excluding short sale expenses)	1.12%	1.10%	1.07%	1.05%	1.05%
Expenses (including short sales expenses, before waiver/reimbursement)	1.98%	2.38%	2.12%	2.24%	2.32%
Short sale expenses	0.86%	1.28%	1.05%	1.19%	1.27%
Portfolio turnover rate	124%	159%	152%	163%	128%
Net assets at end of year (in 000’s)	$ 738,876	$ 668,653	$ 669,159	$ 509,379	$ 476,871

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

175

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.92	$ 43.32	$ 46.81	$ 43.28	$ 34.07

Net investment income (loss) (a)	0.21	0.33	0.38	0.67	0.41
Net realized and unrealized gain (loss) on investments	8.50	(0.63)	0.50	4.21	9.19
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.71	(0.30)	0.88	4.88	9.60

Less dividends and distributions:
From net investment income	(0.48)	(0.40)	(0.67)	(0.45)	(0.39)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.87)	(7.10)	(4.37)	(1.35)	(0.39)

Net asset value at end of year	$ 43.76	$ 35.92	$ 43.32	$ 46.81	$ 43.28

Total investment return (b)	24.73%	(0.57%)	1.80%	11.55%	28.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.92%	0.85%	1.49%	1.07%
Net expenses	1.10%(c)	1.09% (c)	1.11%	1.11%	1.11%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 389,582	$ 285,431	$ 336,812	$ 364,162	$ 356,657

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.85	$ 43.27	$ 46.77	$ 43.24	$ 34.04

Net investment income (loss) (a)	0.14	0.25	0.31	0.60	0.34
Net realized and unrealized gain (loss) on investments	8.49	(0.63)	0.50	4.21	9.18
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.63	(0.38)	0.81	4.81	9.52

Less dividends and distributions:
From net investment income	(0.41)	(0.34)	(0.61)	(0.38)	(0.32)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.80)	(7.04)	(4.31)	(1.28)	(0.32)

Net asset value at end of year	$ 43.68	$ 35.85	$ 43.27	$ 46.77	$ 43.24

Total investment return (b)	24.50%	(0.79%)	1.63%	11.38%	28.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.71%	0.71%	1.34%	0.88%
Net expenses	1.29%(c)	1.29% (c)	1.25%	1.26%	1.30%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 90,928	$ 139,775	$ 151,582	$ 152,202	$ 144,892

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

176

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 32.42	$ 39.74	$ 43.25	$ 40.08	$ 31.55

Net investment income (loss) (a)	(0.13)	(0.01)	(0.01)	0.26	0.06
Net realized and unrealized gain (loss) on investments	7.67	(0.60)	0.48	3.89	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	7.54	(0.61)	0.47	4.15	8.60

Less dividends and distributions:
From net investment income	(0.14)	(0.01)	(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.53)	(6.71)	(3.98)	(0.98)	(0.07)

Net asset value at end of year	$ 39.43	$ 32.42	$ 39.74	$ 43.25	$ 40.08

Total investment return (b)	23.55%	(1.52%)	0.89%	10.55%	27.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.03%)	(0.03%)	0.63%	0.16%
Net expenses	2.05% (c)	2.04% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 35,841	$ 40,977	$ 54,423	$ 71,195	$ 82,695

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 32.42	$ 39.73	$ 43.25	$ 40.08	$ 31.56

Net investment income (loss) (a)	(0.13)	(0.01)	(0.02)	0.25	0.05
Net realized and unrealized gain (loss) on investments	7.67	(0.59)	0.48	3.90	8.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	7.54	(0.60)	0.46	4.15	8.59

Less dividends and distributions:
From net investment income	(0.14)	(0.01)	(0.28)	(0.08)	(0.07)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.53)	(6.71)	(3.98)	(0.98)	(0.07)

Net asset value at end of year	$ 39.43	$ 32.42	$ 39.73	$ 43.25	$ 40.08

Total investment return (b)	23.55%	(1.52%)	0.89%	10.55%	27.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37%)	(0.03%)	(0.04%)	0.60%	0.14%
Net expenses	2.05% (c)	2.04% (c)	2.00%	2.01%	2.05%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 79,665	$ 92,457	$ 125,642	$ 143,427	$ 141,628

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

177

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.92	$ 44.35	$ 47.82	$ 44.18	$ 34.77

Net investment income (loss) (a)	0.34	0.43	0.50	0.80	0.52
Net realized and unrealized gain (loss) on investments	8.70	(0.65)	0.52	4.29	9.37
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	9.04	(0.22)	1.02	5.09	9.89

Less dividends and distributions:
From net investment income	(0.57)	(0.51)	(0.79)	(0.55)	(0.48)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.96)	(7.21)	(4.49)	(1.45)	(0.48)

Net asset value at end of year	$ 45.00	$ 36.92	$ 44.35	$ 47.82	$ 44.18

Total investment return (b)	25.01%	(0.33%)	2.06%	11.82%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	1.17%	1.10%	1.76%	1.33%
Net expenses	0.85%(c)	0.84% (c)	0.86%	0.86%	0.86%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 634,730	$ 807,694	$ 1,119,884	$ 1,506,564	$ 1,417,814

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.16	$ 43.57	$ 47.05	$ 43.49	$ 34.23

Net investment income (loss) (a)	0.27	0.38	0.45	0.73	0.54
Net realized and unrealized gain (loss) on investments	8.56	(0.63)	0.50	4.24	9.14
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.83	(0.25)	0.95	4.97	9.68

Less dividends and distributions:
From net investment income	(0.53)	(0.46)	(0.73)	(0.51)	(0.42)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.92)	(7.16)	(4.43)	(1.41)	(0.42)

Net asset value at end of year	$ 44.07	$ 36.16	$ 43.57	$ 47.05	$ 43.49

Total investment return (b)	24.92%	(0.43%)	1.94%	11.71%	28.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	1.06%	1.02%	1.63%	1.43%
Net expenses	0.95%(c)	0.94% (c)	0.96%	0.96%	0.96%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 3,208	$ 2,500	$ 3,607	$ 7,368	$ 6,737

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

178

Financial Highlights

MainStay MAP Equity Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 36.05	$ 43.44	$ 46.92	$ 43.38	$ 34.12

Net investment income (loss) (a)	0.20	0.29	0.34	0.63	0.38
Net realized and unrealized gain (loss) on investments	8.50	(0.63)	0.49	4.22	9.21
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.70	(0.34)	0.83	4.85	9.59

Less dividends and distributions:
From net investment income	(0.43)	(0.35)	(0.61)	(0.41)	(0.33)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.82)	(7.05)	(4.31)	(1.31)	(0.33)

Net asset value at end of year	$ 43.93	$ 36.05	$ 43.44	$ 46.92	$ 43.38

Total investment return (b)	24.60%	(0.68%)	1.68%	11.43%	28.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.80%	0.76%	1.42%	0.98%
Net expenses	1.20%(c)	1.20% (c)	1.21%	1.21%	1.21%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 2,583	$ 3,528	$ 9,993	$ 15,956	$ 20,140

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 35.87	$ 43.22	$ 46.68	$ 43.16	$ 33.94

Net investment income (loss) (a)	0.07	0.20	0.22	0.54	0.29
Net realized and unrealized gain (loss) on investments	8.50	(0.62)	0.51	4.17	9.16
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	8.57	(0.42)	0.73	4.71	9.45

Less dividends and distributions:
From net investment income	(0.34)	(0.23)	(0.49)	(0.29)	(0.23)
From net realized gain on investments	(0.39)	(6.70)	(3.70)	(0.90)	—

Total dividends and distributions	(0.73)	(6.93)	(4.19)	(1.19)	(0.23)

Net asset value at end of year	$ 43.71	$ 35.87	$ 43.22	$ 46.68	$ 43.16

Total investment return (b)	24.29%	(0.91%)	1.42%	11.18%	28.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.57%	0.51%	1.20%	0.74%
Net expenses	1.45%(c)	1.44% (c)	1.46%	1.46%	1.46%
Portfolio turnover rate	15%	42%	51%	32%	29%
Net assets at end of year (in 000’s)	$ 1,004	$ 806	$ 1,062	$ 1,400	$ 1,696

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Net of interest expense which is less than one-tenth of a percent. (See Note 6)

179

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylinvestments.com/funds/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Funds, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at nylinvestments.com/funds, or write to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Funds (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at nylinvestments.com/funds.

MS01cut-02/18

Prospectus for MainStay Fixed Income and Mixed Asset Funds
MainStay Funds®	February 28, 2018

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Taxable
MainStay Floating Rate Fund	MXFAX	MXFNX	MXFBX	MXFCX	MXFIX	-	-	MXFHX	-
MainStay Indexed Bond Fund	MIXAX	MIXNX	-	-	MIXIX	-	-	-	-
MainStay MacKay Emerging Markets Debt Fund	MGHAX	MGHHX	MGHBX	MHYCX	MGHIX	-	-	-	-
MainStay MacKay Government Fund	MGVAX	MGVNX	MCSGX	MGVCX	MGOIX	-	-	-	-
MainStay MacKay High Yield Corporate Bond Fund	MHCAX	MHHIX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	MHYTX	MHYSX
MainStay MacKay Short Duration High Yield Fund	MDHAX	MDHVX	-	MDHCX	MDHIX	-	MDHRX	MDHTX	-
MainStay MacKay Total Return Bond Fund	MTMAX	MTMNX	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	MTRVX	MTRDX
MainStay MacKay Unconstrained Bond Fund	MASAX	MSYDX	MASBX	MSICX	MSDIX	-	MSIRX	MSDJX	MSYEX

Tax-Exempt
MainStay MacKay California Tax Free Opportunities Fund	MSCAX	MSCVX	-	MSCCX	MCOIX	-	-	-	-
MainStay MacKay High Yield Municipal Bond Fund	MMHAX	MMHVX	-	MMHDX	MMHIX	-	-	-	-
MainStay MacKay New York Tax Free Opportunities Fund	MNOAX	MNOVX	-	MNOCX	MNOIX	-	-	-	-
MainStay MacKay Tax Free Bond Fund	MTBAX	MKINX	MKTBX	MTFCX	MTBIX	-	-	-	-

Money Market
MainStay Money Market Fund	MMAXX	MKTXX	MKMXX	MSCXX	-	-	-	-	-

Mixed Asset
MainStay Balanced Fund	MBNAX	MBINX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX	MBERX
MainStay Income Builder Fund	MTRAX	MTINX	MKTRX	MCTRX	MTOIX	-	MTXRX	MTXVX	MTODX
MainStay MacKay Convertible Fund	MCOAX	MCINX	MCSVX	MCCVX	MCNVX	-	-	-	-

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Taxable

Tax-Exempt

MainStay MacKay California Tax Free Opportunities Fund	51
MainStay MacKay High Yield Municipal Bond Fund	57
MainStay MacKay New York Tax Free Opportunities Fund	63
MainStay MacKay Tax Free Bond Fund	69

Money Market

MainStay Money Market Fund	75

Mixed Asset

MainStay Floating Rate Fund

Investment Objective

The Fund seeks high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	3.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.17%	0.22%	0.22%	0.22%	0.17%	0.26%
Total Annual Fund Operating Expenses	1.01%	1.06%	1.81%	1.81%	0.76%	1.35%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also reflects Class B shares converting into Investor Class shares in year 4; fees could be lower if you are eligible to convert to Class A shares instead. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 400	$ 405	$ 184	$ 484	$ 184	$ 284	$ 78	$ 137
3 Years	$ 612	$ 627	$ 569	$ 769	$ 569	$ 569	$ 243	$ 428
5 Years	$ 841	$ 867	$ 894	$ 894	$ 980	$ 980	$ 422	$ 739
10 Years	$ 1,499	$ 1,555	$ 1,583	$ 1,583	$ 2,127	$ 2,127	$ 942	$ 1,624
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed-income and variable rate debt securities and money

4

MainStay Floating Rate Fund

market securities or instruments. When NYL Investors LLC (“NYL Investors”), the Fund's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Fund's position in a holding if it no longer believes the holding will contribute to meeting the investment objectives of the Fund. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

5

MainStay Floating Rate Fund

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P/LSTA Leveraged Loan Index as its primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the Credit Suisse Leveraged Loan Index as its secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

6

MainStay Floating Rate Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	13.81%
Worst Quarter
4Q/08	-18.29%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	5/3/2004	4.05%	3.45%	3.97%
Return After Taxes on Distributions
Class I		2.23%	1.72%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.28%	1.83%	2.36%
Return Before Taxes
Class A	5/3/2004	0.68%	2.59%	3.41%
Investor Class	2/28/2008	0.62%	2.58%	3.91%
Class B	5/3/2004	-0.14%	2.41%	2.89%
Class C	5/3/2004	1.85%	2.41%	2.88%
Class R3	2/29/2016	3.32%	6.63%	N/A
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		4.12%	4.03%	4.85%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		4.25%	4.33%	4.57%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2004
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii)

7

MainStay Floating Rate Fund

through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

8

MainStay Indexed Bond Fund

Investment Objective

The Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.22%	0.49%	0.23%
Total Annual Fund Operating Expenses	0.72%	0.99%	0.48%
Waivers / Reimbursements[3]	0.00%	(0.06)%	(0.07)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.72%	0.93%	0.41%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets over $1 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I
Class
1 Year	$ 371	$ 392	$ 42
3 Years	$ 523	$ 600	$ 147
5 Years	$ 689	$ 825	$ 262
10 Years	$ 1,168	$ 1,471	$ 597
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

9

MainStay Indexed Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that NYL Investors LLC (“NYL Investors”), the Fund’s Subadvisor, believes will correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Fund, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Fund in an active manner by using economic, financial or market analysis.

The Fund may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the U.S. The Fund may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Fund may invest in mortgage dollar rolls, which are transactions in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns, improve correlation or reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs an analytical approach to tracking the securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index. Using this method, the Fund invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Bloomberg Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Fund's portfolio. The correlation between the investment performance of the Fund and the Bloomberg Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Bloomberg Barclays U.S. Aggregate Bond Index.

The weighted average life of the securities in the Fund's portfolio will approximate the weighted average life of securities in the Bloomberg Barclays U.S. Aggregate Bond Index, which will vary from time to time. The weighted average life of the Bloomberg Barclays U.S. Aggregate Bond Index as of December 31, 2017 was 8.20 years.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Index Strategy Risk: The Fund employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Fund's portfolio. If the value of the Bloomberg Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Fund are also likely to decline. Also, the Fund's fees and expenses will reduce the Fund's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term

10

MainStay Indexed Bond Fund

debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Correlation Risk: The Fund's ability to track the Bloomberg Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Bloomberg Barclays U.S. Aggregate Bond Index or the number of shares outstanding for the components of the Bloomberg Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Fund's shares. Therefore, there is no assurance that the investment performance of the Fund will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

11

MainStay Indexed Bond Fund

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
4Q/08	5.94%
Worst Quarter
4Q/16	-3.12%

12

MainStay Indexed Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	3.19%	1.73%	3.80%
Return After Taxes on Distributions
Class I		2.03%	0.50%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		1.86%	0.80%	2.46%
Return Before Taxes
Class A	1/2/2004	-0.18%	0.79%	3.11%
Investor Class	2/28/2008	-0.45%	0.60%	2.86%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
NYL Investors LLC	Donald F. Serek, Managing Director	Since 2004
	Thomas J. Girard, Senior Managing Director*	Since 2007
	Kenneth Sommer, Senior Director	Since 2017

* Thomas Girard will serve as portfolio manager for the Fund until June 2018.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

13

MainStay Indexed Bond Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

14

MainStay MacKay Emerging Markets Debt Fund

(formerly known as MainStay Emerging Markets Debt Fund)

Investment Objective

The Fund seeks current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.24%	0.44%	0.44%	0.44%	0.24%
Total Annual Fund Operating Expenses	1.22%	1.42%	2.17%	2.17%	0.97%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 569	$ 588	$ 220	$ 720	$ 220	$ 320	$ 99
3 Years	$ 820	$ 879	$ 679	$ 979	$ 679	$ 679	$ 309
5 Years	$ 1,090	$ 1,191	$ 1,164	$ 1,364	$ 1,164	$ 1,164	$ 536
10 Years	$ 1,861	$ 2,075	$ 2,313	$ 2,313	$ 2,503	$ 2,503	$ 1,190
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

15

MainStay MacKay Emerging Markets Debt Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed income securities of issuers in emerging markets. MacKay Shields LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors such as the development of a country’s financial and capital markets and inclusion in an index considered by the Subadvisor to be representative of emerging markets.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. The debt securities in which the Fund invests may consist of securities that are rated below investment grade. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services and Baa3 by Moody's Investors Service, Inc., or if unrated, are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields LLC. Securities rated below investment grade by independent rating agencies are commonly referred to as “high yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's principal investments include Yankee (dollar-denominated) debt securities, Brady Bonds, variable rate notes, mortgage-related and asset-backed securities and mortgage dollar rolls. The Fund may also invest in derivative instruments, such as floaters, including inverse floaters, forward commitments, futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund may invest up to 15% of its total assets in swaps, including credit default swaps. The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

In unusual market conditions, the Fund may invest all or a portion of its assets in fixed income securities of countries with established economies.

Investment Process: The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and, finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors it deems relevant such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and/or governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to

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MainStay MacKay Emerging Markets Debt Fund

sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central

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MainStay MacKay Emerging Markets Debt Fund

clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the JPMorgan EMBI Global Diversified Index as its primary benchmark. The JPMorgan EMBI Global Diversified Index is a market capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective February 28, 2017, the Fund revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Fund’s prior principal investment strategies. Past performance may have been different if the revised principal investment strategies had been in place prior to that date.

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MainStay MacKay Emerging Markets Debt Fund

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	13.07%
Worst Quarter
4Q/08	-8.94%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	6/1/1998	5.26%	1.71%	5.40%
Return After Taxes on Distributions
Class B		4.14%	-0.17%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		2.96%	0.43%	3.36%
Return Before Taxes
Class A	6/1/1998	6.32%	2.05%	5.88%
Investor Class	2/28/2008	6.10%	1.86%	5.81%
Class C	9/1/1998	9.14%	2.02%	5.41%
Class I	8/31/2007	11.59%	3.25%	6.62%
JPMorgan EMBI Global Diversified Index (reflects no deductions for fees, expenses, or taxes)		10.26%	4.58%	7.29%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Jakob Bak, Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a

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MainStay MacKay Emerging Markets Debt Fund

$50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

20

MainStay MacKay Government Fund

(formerly known as MainStay Government Fund)

Investment Objective

The Fund seeks current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.55%	0.55%	0.55%	0.25%
Total Annual Fund Operating Expenses	1.00%	1.30%	2.05%	2.05%	0.75%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 547	$ 576	$ 208	$ 708	$ 208	$ 308	$ 77
3 Years	$ 754	$ 844	$ 643	$ 943	$ 643	$ 643	$ 240
5 Years	$ 978	$ 1,131	$ 1,103	$ 1,303	$ 1,103	$ 1,103	$ 417
10 Years	$ 1,620	$ 1,947	$ 2,187	$ 2,187	$ 2,379	$ 2,379	$ 930
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

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MainStay MacKay Government Fund

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (as well as government sponsored enterprises). These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Fund also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Fund's investment strategies, MacKay Shields LLC, the Fund's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Investments in the Fund are not guaranteed. While some of the Fund's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

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MainStay MacKay Government Fund

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Government Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

23

MainStay MacKay Government Fund

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
4Q/08	6.08%
Worst Quarter
4Q/16	-3.04%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	-4.14%	-0.52%	1.90%
Return After Taxes on Distributions
Class B		-4.61%	-1.07%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		-2.34%	-0.63%	1.22%
Return Before Taxes
Class A	1/3/1995	-2.76%	-0.09%	2.39%
Investor Class	2/28/2008	-2.97%	-0.33%	2.08%
Class C	9/1/1998	-0.15%	-0.17%	1.89%
Class I	1/2/2004	2.17%	1.10%	3.17%
Bloomberg Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)		2.30%	1.28%	3.23%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401

24

MainStay MacKay Government Fund

or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

25

MainStay MacKay High Yield Corporate Bond Fund

(formerly known as MainStay High Yield Corporate Bond Fund)

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.19%	0.24%	0.24%	0.24%	0.19%	0.29%	0.29%	0.29%	0.05%
Total Annual Fund Operating Expenses	0.98%	1.03%	1.78%	1.78%	0.73%	0.83%	1.08%	1.33%	0.59%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; 0.525% on assets from $5 billion to $7 billion; 0.50% on assets from $7 billion to $10 billion; 0.49% on assets from $10 billion to $15 billion; and 0.48% on assets over $15 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 545	$ 550	$ 181	$ 681	$ 181	$ 281	$ 75	$ 85	$ 110	$ 135	$ 60
3 Years	$ 748	$ 763	$ 560	$ 860	$ 560	$ 560	$ 233	$ 265	$ 343	$ 421	$ 189
5 Years	$ 967	$ 993	$ 964	$ 1,164	$ 964	$ 964	$ 406	$ 460	$ 595	$ 729	$ 329
10 Years	$ 1,597	$ 1,653	$ 1,897	$ 1,897	$ 2,095	$ 2,095	$ 906	$ 1,025	$ 1,317	$ 1,601	$ 738
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

26

MainStay MacKay High Yield Corporate Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Fund may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Fund may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Fund invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

27

MainStay MacKay High Yield Corporate Bond Fund

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with

28

MainStay MacKay High Yield Corporate Bond Fund

respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark as a replacement for the Credit Suisse High Yield Index. The Fund selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	16.82%
Worst Quarter
4Q/08	-17.62%

29

MainStay MacKay High Yield Corporate Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	5/1/1986	0.69%	4.23%	5.70%
Return After Taxes on Distributions
Class B		-1.35%	1.86%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		0.37%	2.19%	3.34%
Return Before Taxes
Class A	1/3/1995	1.74%	4.42%	6.07%
Investor Class	2/28/2008	1.55%	4.37%	6.41%
Class C	9/1/1998	4.68%	4.55%	5.70%
Class I	1/2/2004	6.79%	5.65%	6.80%
Class R1	6/29/2012	6.51%	5.51%	6.28%
Class R2	5/1/2008	6.42%	5.28%	6.75%
Class R3	2/29/2016	6.02%	12.30%	N/A
Class R6	6/17/2013	6.79%	5.70%	N/A
ICE BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)		7.48%	5.81%	7.96%
Credit Suisse High Yield Index (reflects no deductions for fees, expenses, or taxes)		7.03%	5.72%	7.61%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

30

MainStay MacKay High Yield Corporate Bond Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

31

MainStay MacKay Short Duration High Yield Fund

(formerly known as MainStay Short Duration High Yield Fund)

Investment Objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	0.50%
Other Expenses	0.14%	0.21%	0.21%	0.14%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.04%	1.11%	1.86%	0.79%	1.14%	1.39%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 403	$ 410	$ 189	$ 289	$ 81	$ 116	$ 142
3 Years	$ 621	$ 642	$ 585	$ 585	$ 252	$ 362	$ 440
5 Years	$ 857	$ 893	$ 1,006	$ 1,006	$ 439	$ 628	$ 761
10 Years	$ 1,533	$ 1,611	$ 2,180	$ 2,180	$ 978	$ 1,386	$ 1,669
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. Debt securities in which the Fund may invest include all types of debt obligations such as bonds, debentures, notes, bank debt, loan participations,

32

MainStay MacKay Short Duration High Yield Fund

commercial paper, floating rate loans, U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments), and convertible corporate bonds. The Fund will generally seek to maintain a weighted average duration of three years or less, although the Fund may invest in instruments of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may invest up to 20% of its net assets in equity securities, including preferred shares. The Fund also may invest in securities of non-U.S. issuers. The Fund may hold cash or invest in investment grade short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund seeks to minimize interest rate risk through its emphasis on duration management and investments in securities with short and intermediate maturities. The Fund invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

33

MainStay MacKay Short Duration High Yield Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong

34

MainStay MacKay Short Duration High Yield Fund

financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index as its primary benchmark. The ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

35

MainStay MacKay Short Duration High Yield Fund

Annual Returns, Class I Shares

(by calendar year 2013-2017)

Best Quarter
2Q/16	4.27%
Worst Quarter
3Q/15	-1.68%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	12/17/2012	4.64%	4.89%	4.78%
Return After Taxes on Distributions
Class I		2.69%	2.73%	2.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.61%	2.73%	2.65%
Return Before Taxes
Class A	12/17/2012	1.25%	4.01%	3.91%
Investor Class	12/17/2012	1.17%	3.89%	3.77%
Class C	12/17/2012	2.52%	3.76%	3.65%
Class R2	12/17/2012	4.18%	4.51%	4.41%
Class R3	2/29/2016	4.02%	8.53%	N/A
ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index (reflects no deductions for fees, expenses, or taxes)		5.37%	4.64%	4.65%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class or Class C shares purchased through AutoInvest, MainStay’s

36

MainStay MacKay Short Duration High Yield Fund

systematic investment plan. Class R2 shares, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

37

MainStay MacKay Total Return Bond Fund

(formerly known as MainStay Total Return Bond Fund)

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.19%	0.28%	0.28%	0.28%	0.17%	0.27%	0.27%	0.27%	0.04%
Total Annual Fund Operating Expenses	0.94%	1.03%	1.78%	1.78%	0.67%	0.77%	1.02%	1.27%	0.54%
Waivers / Reimbursements[4]	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.07)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	0.90%	0.99%	1.74%	1.74%	0.60%	0.73%	0.98%	1.23%	0.54%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.50% on assets up to $1 billion; 0.475% on assets from $1 billion to $3 billion; and 0.465% on assets over $3 billion.

4. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 0.90%; and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 538	$ 546	$ 177	$ 677	$ 177	$ 277	$ 61	$ 75	$ 100	$ 125	$ 55
3 Years	$ 732	$ 759	$ 556	$ 856	$ 556	$ 556	$ 207	$ 242	$ 321	$ 399	$ 173
5 Years	$ 943	$ 989	$ 961	$ 1,161	$ 961	$ 961	$ 366	$ 424	$ 559	$ 693	$ 302
10 Years	$ 1,549	$ 1,649	$ 1,894	$ 1,894	$ 2,091	$ 2,091	$ 828	$ 950	$ 1,244	$ 1,530	$ 677

38

MainStay MacKay Total Return Bond Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities, such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; and loan participation interests. The Fund will generally seek to maintain a weighted average duration within 2.5 years (plus or minus) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security/portfolio to changes in interest rates. Duration incorporates a bond's yield, coupon, final maturity and call features into one number, expressed in years, that indicates how price-sensitive a bond or portfolio is to changes in interest rates. The longer the duration of a security/portfolio, the more sensitive it will be to changes in interest rates. As of December 31, 2017, the weighted average duration of the Fund and Bloomberg Barclays U.S. Aggregate Bond Index were 5.75 years and 5.98 years, respectively.

At least 65% percent of the Fund's total assets will be invested in investment grade debt securities, as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's Ratings Services ("S&P") or Baa3 or better by Moody's Investors Service, Inc. ("Moody's") when purchased, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities rated below investment grade by an independent rating agency or, if not rated, determined to be of equivalent quality by the Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in mortgage dollar rolls, to-be-announced ("TBA") securities transactions, variable rate notes and floaters.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. Commercial paper must be, when purchased, rated in the highest rating category by an independent rating agency, such as A-1 by S&P or Prime-1 by Moody's, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Investment Process: In pursuing the Fund's investment strategy, MacKay Shields LLC, the Fund’s Subadvisor, conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in managing the Fund and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

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MainStay MacKay Total Return Bond Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

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MainStay MacKay Total Return Bond Fund

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay MacKay Total Return Bond Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	4.40%
Worst Quarter
2Q/13	-2.72%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	1/2/1991	4.63%	2.35%	4.75%
Return After Taxes on Distributions
Class I		3.46%	0.97%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.61%	1.16%	3.09%
Return Before Taxes
Class A	1/2/2004	-0.38%	1.06%	3.91%
Investor Class	2/28/2008	-0.52%	1.02%	3.76%
Class B	1/2/2004	-1.50%	0.85%	3.54%
Class C	1/2/2004	2.50%	1.21%	3.54%
Class R1	6/29/2012	4.53%	2.23%	2.76%
Class R2	6/29/2012	4.25%	1.96%	2.50%
Class R3	2/29/2016	3.99%	3.82%	N/A
Class R6	12/29/2014	4.71%	2.68%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not

42

MainStay MacKay Total Return Bond Fund

available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

43

MainStay MacKay Unconstrained Bond Fund

(formerly known as MainStay Unconstrained Bond Fund)

Investment Objective

The Fund seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%	None
Other Expenses
Interest Expense on Securities Sold Short	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Broker Fees and Charges on Short Sales	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Remainder of Other Expenses	0.19%	0.21%	0.21%	0.21%	0.19%	0.29%	0.29%	0.03%
Total Other Expenses	0.31%	0.33%	0.33%	0.33%	0.31%	0.41%	0.41%	0.15%
Total Annual Fund Operating Expenses	1.13%	1.15%	1.90%	1.90%	0.88%	1.23%	1.48%	0.72%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 560	$ 562	$ 193	$ 693	$ 193	$ 293	$ 90	$ 125	$ 151	$ 74
3 Years	$ 793	$ 799	$ 597	$ 897	$ 597	$ 597	$ 281	$ 390	$ 468	$ 230
5 Years	$ 1,044	$ 1,054	$ 1,026	$ 1,226	$ 1,026	$ 1,026	$ 488	$ 676	$ 808	$ 401
10 Years	$ 1,763	$ 1,785	$ 2,027	$ 2,027	$ 2,222	$ 2,222	$ 1,084	$ 1,489	$ 1,768	$ 894
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

44

MainStay MacKay Unconstrained Bond Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Fund may invest in debt securities that are rated investment grade and below investment grade by an independent rating agency. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Fund may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Fund may invest up to 15% of its net assets in equity securities.

The Fund intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Fund will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Fund’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Fund will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Fund may invest up to 25% of its total assets in swaps.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 20% of the Fund’s net assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Fund’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions. The Fund may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter

45

MainStay MacKay Unconstrained Bond Fund

maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be

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MainStay MacKay Unconstrained Bond Fund

subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

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MainStay MacKay Unconstrained Bond Fund

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index as well as two additional benchmarks. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as its secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate ("LIBOR") with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

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MainStay MacKay Unconstrained Bond Fund

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective February 28, 2013, the Fund changed its investment objective and principal investment strategies. The performance in the bar chart and table prior to that date reflects the Fund's prior investment objective and principal investment strategies. Past performance may have been different if the revised investment objective and principal investment strategies had been in place prior to that date.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	9.93%
Worst Quarter
4Q/08	-7.60%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	2/28/1997	-1.10%	1.53%	4.07%
Return After Taxes on Distributions
Class B		-1.98%	0.27%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		-0.63%	0.66%	2.50%
Return Before Taxes
Class A	2/28/1997	0.09%	1.78%	4.48%
Investor Class	2/28/2008	0.03%	1.72%	4.46%
Class C	9/1/1998	3.02%	1.91%	4.07%
Class I	1/2/2004	4.95%	2.96%	5.23%
Class R2	2/28/2014	4.58%	2.00%	N/A
Class R3	2/29/2016	4.32%	7.84%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)		1.11%	0.50%	0.84%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)		4.06%	2.00%	3.82%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

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MainStay MacKay Unconstrained Bond Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Louis N. Cohen, Senior Managing Director	Since 2009
	Joseph Cantwell, Managing Director	Since February 2018
	Shu-Yang Tan, Managing Director	Since February 2018
	Matt Jacob, Managing Director	Since February 2018
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay MacKay California Tax Free Opportunities Fund

(formerly known as MainStay California Tax Free Opportunities Fund)

Investment Objective

The Fund seeks current income exempt from federal and California income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	None
Other Expenses	0.07%	0.11%	0.11%	0.07%
Total Annual Fund Operating Expenses	0.82%	0.86%	1.11%	0.57%
Waivers / Reimbursements[2,3]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	0.75%	0.79%	1.04%	0.50%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 523	$ 527	$ 106	$ 206	$ 51
3 Years	$ 693	$ 705	$ 346	$ 346	$ 176
5 Years	$ 878	$ 899	$ 605	$ 605	$ 311
10 Years	$ 1,412	$ 1,457	$ 1,345	$ 1,345	$ 707
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

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MainStay MacKay California Tax Free Opportunities Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and California income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of California. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and California income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investors Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from California income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

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MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will

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MainStay MacKay California Tax Free Opportunities Fund

not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

California State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. California may experience financial difficulties due to the economic environment. Any deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service, state tax authorities or noncompliant conduct of a bond issuer.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays

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MainStay MacKay California Tax Free Opportunities Fund

California Municipal Bond Index as its primary benchmark. The Bloomberg Barclays California Municipal Bond Index is a market value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2014-2017)

Best Quarter
1Q/14	5.42%
Worst Quarter
4Q/16	-4.77%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	2/28/2013	6.75%	4.54%
Return After Taxes on Distributions
Class I		6.72%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		5.32%	4.34%
Return Before Taxes
Class A	2/28/2013	1.59%	3.26%
Investor Class	2/28/2013	1.55%	3.20%
Class C	2/28/2013	5.18%	3.91%
Bloomberg Barclays California Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.63%	3.31%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

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MainStay MacKay California Tax Free Opportunities Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2013
	Robert DiMella, Executive Managing Director	Since 2013
	Michael Petty, Senior Managing Director	Since 2013
	David Dowden, Managing Director	Since 2013
	Scott Sprauer, Managing Director	Since 2013
	Frances Lewis, Managing Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and California state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay MacKay High Yield Municipal Bond Fund

(formerly known as MainStay High Yield Municipal Bond Fund)

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes. The Fund's secondary investment objective is total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.08%	0.11%	0.11%	0.08%
Total Annual Fund Operating Expenses	0.87%	0.90%	1.65%	0.62%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.55% on assets up to $1 billion; 0.54% on assets from $1 billion to $3 billion; 0.53% on assets from $3 billion to $5 billion; and 0.52% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 535	$ 538	$ 168	$ 268	$ 63
3 Years	$ 715	$ 724	$ 520	$ 520	$ 199
5 Years	$ 911	$ 926	$ 897	$ 897	$ 346
10 Years	$ 1,474	$ 1,508	$ 1,955	$ 1,955	$ 774
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds. The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

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MainStay MacKay High Yield Municipal Bond Fund

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Although the Fund may invest in municipal bonds in any rating category, MacKay Shields LLC, the Fund's Subadvisor, intends to invest at least 65% of the Fund's net assets in medium- to low-quality bonds as rated by an independent rating agency (such as bonds rated BBB+ or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa1 or lower by Moody's Investors Service, Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P, Fitch or Moody's), or if unrated, judged to be of comparable quality by the Subadvisor ("distressed securities"). Some obligations rated below investment grade are commonly referred to as "junk bonds." It is possible that the Fund could invest up to 100% of its net assets in these securities. However, the Fund reserves the right to invest less than 65% of its net assets in medium to low-quality bonds if the Subadvisor determines that there is insufficient supply of such obligations available that are appropriate for investment or for temporary defensive measures. The Fund will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. Some of the Fund's earnings may be subject to federal income tax and most may be subject to state and local taxes.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify tax-exempt securities it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzes individual municipal securities and sectors.

Generally, the Fund will invest in distressed securities when the Subadvisor believes that such an investment offers significant potential for higher returns or can be exchanged for other securities that offer this potential. However, the Fund cannot guarantee that it will achieve these returns or that an issuer will make an exchange offer or emerge from bankruptcy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

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MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could

59

MainStay MacKay High Yield Municipal Bond Fund

cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such securities at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of a broad-based securities market index, as well as a composite index. The Fund has

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MainStay MacKay High Yield Municipal Bond Fund

selected the Bloomberg Barclays Municipal Bond Index as its primary benchmark. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Fund has selected the High Yield Municipal Bond Composite Index as its secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40% respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2011-2017)

Best Quarter
1Q/14	6.46%
Worst Quarter
4Q/16	-6.04%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	3/31/2010	8.87%	5.40%	7.83%
Return After Taxes on Distributions
Class I		8.79%	5.31%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		6.88%	5.14%	7.21%
Return Before Taxes
Class A	3/31/2010	3.71%	4.17%	6.94%
Investor Class	3/31/2010	3.70%	4.13%	6.89%
Class C	3/31/2010	6.78%	4.33%	6.73%
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.45%	3.02%	4.31%
High Yield Municipal Bond Composite Index (reflects no deductions for fees, expenses, or taxes)		7.98%	3.83%	5.72%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

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MainStay MacKay High Yield Municipal Bond Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2010
	Robert DiMella, Executive Managing Director	Since 2010
	Michael Petty, Senior Managing Director	Since 2010
	David Dowden, Managing Director	Since 2014
	Scott Sprauer, Managing Director	Since 2014
	Frances Lewis, Managing Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay MacKay New York Tax Free Opportunities Fund

(formerly known as MainStay New York Tax Free Opportunities Fund)

Investment Objective

The Fund seeks current income exempt from federal and New York state and, in some cases, New York local income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	None
Other Expenses	0.08%	0.12%	0.11%	0.08%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.84%	0.88%	1.12%	0.59%
Waivers / Reimbursements[2,3]	(0.08)%	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	0.76%	0.80%	1.04%	0.51%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 524	$ 528	$ 106	$ 206	$ 52
3 Years	$ 698	$ 710	$ 348	$ 348	$ 181
5 Years	$ 887	$ 908	$ 609	$ 609	$ 321
10 Years	$ 1,433	$ 1,478	$ 1,356	$ 1,356	$ 730

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MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and New York income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of New York. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and New York income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investors Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from New York income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii)

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MainStay MacKay New York Tax Free Opportunities Fund

reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

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MainStay MacKay New York Tax Free Opportunities Fund

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

New York State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. New York may experience financial difficulties due to the economic environment. Any deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service, state tax authorities or noncompliant conduct of a bond issuer.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than

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MainStay MacKay New York Tax Free Opportunities Fund

those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays New York Municipal Bond Index as its primary benchmark. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2013-2017)

Best Quarter
1Q/14	5.37%
Worst Quarter
2Q/13	-4.77%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/14/2012	5.83%	3.85%	4.63%
Return After Taxes on Distributions
Class I		5.81%	3.84%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.95%	3.84%	4.45%
Return Before Taxes
Class A	5/14/2012	0.81%	2.64%	3.51%
Investor Class	5/14/2012	0.88%	2.57%	3.43%
Class C	5/14/2012	4.26%	3.24%	4.00%
Bloomberg Barclays New York Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.09%	3.01%	3.17%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

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MainStay MacKay New York Tax Free Opportunities Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2012
	Robert DiMella, Executive Managing Director	Since 2012
	Michael Petty, Senior Managing Director	Since 2012
	David Dowden, Managing Director	Since 2012
	Scott Sprauer, Managing Director	Since 2012
	Frances Lewis, Managing Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and New York state and, in some cases, New York local income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

68

MainStay MacKay Tax Free Bond Fund

(formerly known as MainStay Tax Free Bond Fund)

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.50%	None
Other Expenses	0.13%	0.11%	0.11%	0.11%	0.13%
Total Annual Fund Operating Expenses	0.81%	0.79%	1.04%	1.04%	0.56%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.45% on assets up to $500 million; 0.425% on assets from $500 million to $1 billion; 0.40% on assets from $1 billion to $5 billion; and 0.39% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 529	$ 527	$ 106	$ 606	$ 106	$ 206	$ 57
3 Years	$ 697	$ 691	$ 331	$ 631	$ 331	$ 331	$ 179
5 Years	$ 879	$ 869	$ 574	$ 774	$ 574	$ 574	$ 313
10 Years	$ 1,407	$ 1,384	$ 1,201	$ 1,201	$ 1,271	$ 1,271	$ 701
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

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MainStay MacKay Tax Free Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds that are rated investment grade by at least one independent rating agency (i.e., within the highest four quality ratings by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Ratings). On average, the Fund will invest in municipal bonds that have a maturity range of 10 to 30 years. Municipal bonds are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions and agencies, authorities and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in unrated securities deemed by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs a relative value research-driven approach to achieve the Fund's investment objective. The Subadvisor's strategies include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Subadvisor may engage in various portfolio strategies to achieve the Fund's investment objective, to seek to enhance the Fund's investment return and to seek to hedge the portfolio against adverse effects from movements in interest rates and in the securities markets.

The Subadvisor uses active management in an effort to identify mispriced tax-exempt securities and build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market and tax policies, and analyzes individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-

70

MainStay MacKay Tax Free Bond Fund

income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these

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MainStay MacKay Tax Free Bond Fund

securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays Municipal Bond Index as its primary benchmark. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	8.29%
Worst Quarter
4Q/10	-4.99%

72

MainStay MacKay Tax Free Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	0.37%	2.92%	4.35%
Return After Taxes on Distributions
Class B		0.36%	2.91%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		1.46%	2.98%	4.19%
Return Before Taxes
Class A	1/3/1995	0.76%	2.60%	4.19%
Investor Class	2/28/2008	0.87%	2.58%	4.56%
Class C	9/1/1998	4.26%	3.25%	4.35%
Class I	12/21/2009	5.77%	3.79%	5.47%
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.45%	3.02%	4.46%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2009
	Robert DiMella, Executive Managing Director	Since 2009
	Michael Petty, Senior Managing Director	Since 2011
	David Dowden, Managing Director	Since 2014
	Scott Sprauer, Managing Director	Since 2014
	Frances Lewis, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

73

MainStay MacKay Tax Free Bond Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

74

MainStay Money Market Fund

Investment Objective

The Fund seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Investor Class	Class B1	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.18%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	0.58%	0.77%	0.77%	0.77%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million up to $1 billion; and 0.30% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B	Class C
Class
1 Year	$ 59	$ 79	$ 79	$ 79
3 Years	$ 186	$ 246	$ 246	$ 246
5 Years	$ 324	$ 428	$ 428	$ 428
10 Years	$ 726	$ 954	$ 954	$ 954

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share using the amortized cost method of valuation by operating as a “retail money market fund,” as such term is defined or interpreted pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended. As a “retail money market fund,” the Fund may be subject to the implementation of liquidity fees and redemption gates.

The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit, bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floaters, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

The Fund will generally invest in obligations that mature in 397 days or less, substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Fund's Subadvisor, seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Subadvisor selects securities based on an analysis of the creditworthiness of the issuer. The

75

MainStay Money Market Fund

Subadvisor works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments.

Stable Net Asset Value Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company or other issuer once believed to be an issuer of high-quality, short-term securities. The Fund is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Money Market Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often

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part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The average annual total returns table shows how the Fund's average annual total returns for the one-, five- and ten-year periods compare to those of a money market fund average. The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

For certain periods, the Manager voluntarily has waived or reimbursed the Fund’s expenses to the extent it deemed appropriate to enhance the Fund’s yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Fund’s returns would have been lower. Performance is not shown for classes with less than one calendar year of performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
1Q/08	0.84%
Worst Quarter
1Q/13	0.00%

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MainStay Money Market Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class A	0.45%	0.10%	0.26%
Investor Class	0.26%	0.06%	0.17%*
Class B	0.26%	0.06%	0.23%
Class C	0.26%	0.06%	0.23%
7-day current yield
Class A: 0.84%
Investor Class: 0.61%
Class B: 0.61%
Class C: 0.61%
Average Lipper Money Market Fund
(reflects no deductions for fees and taxes)	0.61%	0.16%	0.36%

* Investor Class shares commenced operations on February 28, 2008.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

How to Purchase and Sell Shares

Investments in the Fund are limited to accounts beneficially owned by natural persons. The Fund will deny purchases of Fund shares to investors that do not satisfy the eligibility requirements to invest in a retail money market fund (i.e., investors who are not natural persons).

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, and $15,000 for Class A shares. A subsequent investment minimum of $50 applies for investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class B shares are closed to all new purchases and additional investmens.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to limit beneficial owners of the Fund to natural persons, the Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund.” Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay Balanced Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.15%	0.31%	0.32%	0.32%	0.15%	0.25%	0.26%	0.25%	0.05%
Acquired (Underlying) Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.14%	1.30%	2.06%	2.06%	0.89%	0.99%	1.25%	1.49%	0.79%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 660	$ 675	$ 209	$ 709	$ 209	$ 309	$ 91	$ 101	$ 127	$ 152	$ 81
3 Years	$ 892	$ 939	$ 646	$ 946	$ 646	$ 646	$ 284	$ 315	$ 397	$ 471	$ 252
5 Years	$ 1,143	$ 1,224	$ 1,108	$ 1,308	$ 1,108	$ 1,108	$ 493	$ 547	$ 686	$ 813	$ 439
10 Years	$ 1,860	$ 2,032	$ 2,195	$ 2,195	$ 2,390	$ 2,390	$ 1,096	$ 1,213	$ 1,511	$ 1,779	$ 978
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 191% of the average value of its portfolio.

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MainStay Balanced Fund

Principal Investment Strategies

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Fund will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Fund’s Manager, based on its tactical view of the market. The Fund may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to rebalance the Fund’s allocation between equity and fixed-income securities.

The Fund may invest up to 20% of its net assets in foreign securities, but only in countries the Subadvisors consider stable, and only in securities considered to be of high quality. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Fund, and MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the equity portion of the Fund, will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: MacKay Shields generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. MacKay Shields considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $653.7 million to $62.5 billion as of December 31, 2017), the S&P MidCap 400® Index (which ranged from $946 million to $13.1 billion as of December 31, 2017), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that MacKay Shields determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe.

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. MacKay Shields also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Fund's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they

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MainStay Balanced Fund

did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying

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MainStay Balanced Fund

instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices, as well as a composite index. The Fund has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Fund has selected

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the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	13.23%
Worst Quarter
4Q/08	-13.31%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/1/1989	9.87%	9.69%	6.66%
Return After Taxes on Distributions
Class I		7.61%	7.63%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		6.50%	7.13%	5.05%
Return Before Taxes
Class A	1/2/2004	3.58%	8.19%	5.78%
Investor Class	2/28/2008	3.39%	8.00%	6.08%
Class B	1/2/2004	3.58%	8.13%	5.40%
Class C	12/30/2002	7.59%	8.42%	5.40%
Class R1	1/2/2004	9.76%	9.59%	6.55%
Class R2	1/2/2004	9.65%	9.33%	6.30%
Class R3	4/28/2006	9.20%	9.03%	6.02%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)		13.34%	14.68%	9.10%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses, or taxes)		2.14%	1.50%	3.32%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		8.78%	9.37%	7.18%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

83

MainStay Balanced Fund

Management

New York Life Investment Management LLC serves as the Fund's Manager and oversees the investment portfolio of the Fund. NYL Investors LLC serves as the Fund’s Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. MacKay Shields LLC serves as the Fund's Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Fund.

Manager/Subadvisors	Portfolio Managers	Fund Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2017
NYL Investors LLC	Thomas J. Girard, Senior Managing Director*	Since 2008
	Donald F. Serek, Managing Director	Since 2012
	Kenneth Sommer, Senior Director	Since 2017
MacKay Shields LLC	Andrew Ver Planck, Senior Vice President	Since 2013
	Migene Kim, Vice President	Since 2014

* Thomas Girard will serve as portfolio manager for the Fund until June 2018.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

84

MainStay Income Builder Fund

Investment Objective

The Fund seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.15%	0.28%	0.28%	0.28%	0.15%	0.25%	0.25%	0.05%
Total Annual Fund Operating Expenses	1.01%	1.14%	1.89%	1.89%	0.76%	1.11%	1.36%	0.66%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million up to $1 billion; 0.575% on assets from $1 billion up to $5 billion; and 0.565% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 647	$ 660	$ 192	$ 692	$ 192	$ 292	$ 78	$ 113	$ 138	$ 67
3 Years	$ 854	$ 892	$ 594	$ 894	$ 594	$ 594	$ 243	$ 353	$ 431	$ 211
5 Years	$ 1,077	$ 1,143	$ 1,021	$ 1,221	$ 1,021	$ 1,021	$ 422	$ 612	$ 745	$ 368
10 Years	$ 1,718	$ 1,860	$ 2,016	$ 2,016	$ 2,212	$ 2,212	$ 942	$ 1,352	$ 1,635	$ 822
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

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MainStay Income Builder Fund

Principal Investment Strategies

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Fund, may use equity index and fixed-income futures to manage the Fund’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Fund's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Fund, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund's investment objective, the Fund may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds."

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Fund may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Fund: The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

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MainStay Income Builder Fund

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

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MainStay Income Builder Fund

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the

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MainStay Income Builder Fund

contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of certain broad-based securities market indices and to the Blended Benchmark Index, a composite representation prepared by the Manager of the performance of the Fund's asset classes weighted according to their respective weightings in the Fund's target range. The Blended Benchmark Index is comprised of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively.

The Fund has selected the MSCI World Index as its benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay Income Builder Fund

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	9.82%
Worst Quarter
4Q/08	-14.22%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	12/29/1987	6.13%	7.17%	5.16%
Return After Taxes on Distributions
Class B		4.85%	5.66%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		4.13%	5.24%	3.83%
Return Before Taxes
Class A	1/3/1995	5.98%	7.26%	5.59%
Investor Class	2/28/2008	5.82%	7.06%	5.90%
Class C	9/1/1998	10.10%	7.48%	5.15%
Class I	1/2/2004	12.37%	8.75%	6.47%
Class R2	2/27/2015	11.98%	4.59%	N/A
Class R3	2/29/2016	11.70%	12.43%	N/A
Blended Benchmark Index (reflects no deductions for fees, expenses, or taxes)		12.62%	6.91%	4.88%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as Subadvisor for the Fund's equity investments. MacKay Shields LLC serves as Subadvisor for the Fund's fixed-income investments, and is responsible for the overall asset allocation decisions for the Fund.

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MainStay Income Builder Fund

Manager/Subadvisors	Portfolio Managers	Fund Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since February 2018
	Jonathon Swaney, Managing Director	Since February 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Louis N. Cohen, Senior Managing Director	Since 2010
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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MainStay MacKay Convertible Fund

(formerly known as MainStay Convertible Fund)

Investment Objective

The Fund seeks capital appreciation together with current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.16%	0.32%	0.32%	0.32%	0.16%
Total Annual Fund Operating Expenses	0.99%	1.15%	1.90%	1.90%	0.74%
Waivers / Reimbursements[4]	0.00%	0.00%	0.00%	0.00%	(0.13)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	0.99%	1.15%	1.90%	1.90%	0.61%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets over $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC (“New York Life Investments”) under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

4. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.61% of its average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 645	$ 661	$ 193	$ 693	$ 193	$ 293	$ 62
3 Years	$ 848	$ 895	$ 597	$ 897	$ 597	$ 597	$ 223
5 Years	$ 1,067	$ 1,148	$ 1,026	$ 1,226	$ 1,026	$ 1,026	$ 399
10 Years	$ 1,696	$ 1,871	$ 2,027	$ 2,027	$ 2,222	$ 2,222	$ 906
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

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MainStay MacKay Convertible Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Fund may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Fund's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Fund may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Fund may invest in foreign securities, which are securities issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

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MainStay MacKay Convertible Fund

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch U.S. Convertible

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MainStay MacKay Convertible Fund

Index as its primary benchmark. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.57%
Worst Quarter
4Q/08	-17.45%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	4.80%	9.12%	5.62%
Return After Taxes on Distributions
Class B		3.14%	7.13%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		3.95%	6.61%	4.10%
Return Before Taxes
Class A	1/3/1995	4.71%	9.19%	6.01%
Investor Class	2/28/2008	4.60%	8.99%	6.24%
Class C	9/1/1998	8.81%	9.40%	5.62%
Class I	11/28/2008	11.24%	10.72%	13.26%
ICE BofA Merrill Lynch U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		13.70%	10.74%	7.35%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401

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MainStay MacKay Convertible Fund

or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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More About Investment Strategies and Risks

Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. The Funds may be subject to risks to different degrees. Not all investments/strategies of the Funds may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain of the Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund's Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, the market value of such investments may be counted for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. Except with respect to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund, a Fund's policy to invest at least 80% of its assets in such a manner is "non-fundamental," which means that it may be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in a Fund's non-fundamental investment policy with respect to investments of the type suggested by its name.

The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund also have names which suggest a focus on a particular type of investment (MainStay High Yield Municipal Bond Fund's name suggests investment in municipal bonds; however Rule 35d-1 under the 1940 Act does not apply to the "High Yield" portion of the Fund's name). In accordance with Rule 35d-1 under the 1940 Act, each of these Funds (except the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund) has adopted a policy that it will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. In accordance with Rule 35d-1 under the 1940 Act, the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund each have adopted a policy that it will invest at least 80% of the value of its assets in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California and New York income taxes, respectively. The investment policy of MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund to invest at least 80% of its assets in such a manner is "fundamental," which means that it may not be changed without the vote of a majority of the respective Fund's outstanding shares as defined in the 1940 Act. For the purpose of satisfying the 80% investment restriction of the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, respectively, each Fund may consider federal and California, or federal and New York income tax exemptions separately, as applicable. An individual bond may satisfy the federal and/or California or federal and/or New York income tax exemption, as applicable. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including ETFs that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

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More About Investment Strategies and Risks

California State Specific Risk

The MainStay California Tax Free Opportunities Fund invests primarily in municipal bonds issued by or on behalf of the State of California and its political subdivisions, agencies, authorities and instrumentalities. As a result, the Fund is more exposed to the risks affecting issuers of California municipal bonds than is a municipal bond fund that invests more widely.

Most local government agencies within the State, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety and a weakened economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiatives since 1978. Individual local governments may also have local initiatives that affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, have all been adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, authorities and instrumentalities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s NAV or the distributions paid by the Fund.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest

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rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Fund's performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at or near historically low levels. The Funds may be subject to heightened interest rate risk because the Federal Reserve may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in a Fund's income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund's susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Fund, including the Municipal Bond Funds, or result in the deferral of losses that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders. As series of investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

Future regulatory developments may impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

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Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Fund has invested, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Equity Securities

Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

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• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which a Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Fund’s rights to exercise remedies against collateral or may impose procedures that delay the Fund’s receipt of proceeds of collateral. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Fund’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to the Fund, including limiting or delaying the remedies or collateral available to the Fund. In addition, if the Fund holds certain floating rate loans, a Fund may be required to exercise its rights collectively with other creditors or through an agent bank or other

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intermediary acting on behalf of multiple creditors, and the value of a Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Fund will typically purchase loans via assignment, which makes a Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Fund may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Funds' ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain

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obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

High Yield Municipal Bond Risk

Certain Funds may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Fund's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Fund’s valuation policies.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, a Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where a Fund would suffer a loss on

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the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting a Fund's NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Leverage

To the extent a Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Fund to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. Certain Funds are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Securities purchased by a Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in a Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. A Fund (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate net asset values. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

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Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), such as the Funds. The rule may negatively impact a Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to Fund strategies in the future. The compliance date for certain requirements of the new rule is currently December 1, 2018 and June 1, 2019 for other requirements of the new rule.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Funds invest. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

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MainStay Money Market Fund

Money market funds are subject to rules governing their portfolios, including with respect to maturity, quality, diversification, liquidity, liquidity fees and the temporary suspensions of redemptions. The MainStay Money Market Fund’s investment strategies are designed to comply with these portfolio and other requirements. In addition, the Fund intends to qualify as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” below for additional information. As a “retail money market fund,” the Fund may value its securities using the amortized cost method of valuation as permitted under the rules governing money market funds.

Money Market/Short-Term Securities Risk

To the extent that a Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for a Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Fund foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Fund.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, a Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Fund invests. In addition, certain regulatory changes may increase the costs to a Fund of investing in asset-backed securities and a Fund’s investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Funds' assets are managed by multiple Subadvisors. A Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of a Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for a Fund. One or more Subadvisors to a Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

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The multi-manager approach may also cause a Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of a Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause a Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

New York State Specific Risk

The MainStay New York Tax Free Opportunities Fund will invest in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal bonds than is a municipal bond fund that invests more widely. Such risks include, but are not limited to, the performance of the national and New York economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the federal government, including audits, disallowances, changes in aid levels and changes to Medicaid rules.

In addition, the economy of New York City is dependent on the financial industry. As a result, a downturn in the financial industry may affect New York City and the State of New York more than other states and municipalities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding

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such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Repurchase Agreements

The Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund’s use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

Short Selling

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

Certain Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each

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participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Fund investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Taxability Risk

Certain Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to a Fund’s acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), each Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

The MainStay Money Market Fund also may invest outside the scope of its principal investment strategies in cash and securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money

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if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Value Stocks

Certain Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

Variable Rate Demand Obligations Risks

A variable rate demand instrument is generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Fund. Depending on the interest rate environment, a Fund may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Fund from receiving the higher interest rate payments in a timely manner. Additionally, a Fund will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Fund chooses not to hold the security to maturity and instead exercises the demand feature. A Fund is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Fund is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the variable rate demand instrument.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities. Recently finalized rules include certain mandatory margin requirements for the to-be-announced (“TBA”) market, which may require the Funds to post collateral in connection with their TBA transactions.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the U.S. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield

The amount of income received by a Fund will vary, and there can be no guarantee that a Fund will achieve or maintain any particular level of yield. The yields received by a Fund on its investments will vary from day to day depending on various factors, including changes in short-term interest rates. A Fund’s yield will generally decline as interest rates decline. If interest rates increase, the Fund’s yield may not increase proportionately. During periods of very low short-term interest rates, a Fund’s expenses could absorb all or a portion of the Fund’s income, and the Fund may not be able to maintain a positive yield.

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund

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receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Closed-End Funds

Certain Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Initial Public Offerings ("IPOs")

IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Investments by Shareholders

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs.

Lending of Portfolio Securities

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Boards. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Operational and Cyber Security Risk

The Funds are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Funds and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption or destruction and denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with

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a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, a Subadvisor or the Fund.

Risk of Increase in Expenses

Your actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Information Regarding Bloomberg Barclays U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

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The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at nylinvestments.com/funds. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund and MainStay Epoch Global Equity Yield Fund.

• “MainStay Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Income Builder Fund and MainStay MacKay Convertible Fund.

• “MainStay Tax-Exempt Funds” collectively refers to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund and MainStay Money Market Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

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• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries may be eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur greater or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the MainStay Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund

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shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without

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an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

5. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

6. 18 months or less with respect to MainStay MacKay Short Duration High Yield Fund.

7. 0.25% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

8. 0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

9. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

10. Does not apply to purchases by certain retirement plans.

11. $250,000 or more for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans held with a MainStay Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the MainStay Fund). Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

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• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund

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may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay MacKay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

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— Existing or retired MainStay Funds Trustee, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares

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through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Trustees, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at nylinvestments.com/funds/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Conservative Allocation Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay U.S. Equity Opportunities Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%

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Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Indexed Bond Fund and MainStay MacKay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1,

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2017 and July 31, 2017 and within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

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MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay MacKay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay MacKay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at nylinvestments.com/funds/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in

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Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of DST Asset Manager Solutions, Inc. that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the MainStay Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

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Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase MainStay Fund shares. The MainStay Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the MainStay Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each MainStay Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a MainStay Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay MacKay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold MainStay Fund shares. The MainStay Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers

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available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at nylinvestments.com/funds/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

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This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling MainStay Fund shares or are listed on MainStay Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the MainStay Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the MainStay Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the MainStay Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

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For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from MainStay Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the MainStay Fund’s shares.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and the Subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the Prospectus because the payments are not made by the MainStay Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING MAINSTAY FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

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If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Effective May 11, 2018, certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identity of beneficial owners. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. Neither the MainStay Funds, New York Life Investments nor the Board will be responsible for any loss in your account or tax liability resulting from any account closure or associated redemption of MainStay Fund shares.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the

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recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at nylinvestments.com/funds

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylinvestments.com/funds

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The MainStay Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the MainStay Funds at least 3 days prior to the scheduled purchase.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day after receiving your request in good order. However, it may take up to seven days to do so.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

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— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each MainStay Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each MainStay Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the MainStay Funds. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylinvestments.com/funds to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding MainStay Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the MainStay Funds. For more information, please call 800-MAINSTAY (624-6782).

The Prospectus and SAI, related regulatory filings, and any other MainStay Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The MainStay Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor or other parties who provide services to the Funds.

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Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be effected through a distribution of the MainStay Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another MainStay Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

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• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the MainStay Audio Response System and website at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylinvestments.com/funds, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

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• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay MacKay Convertible Fund
MainStay Balanced Fund	MainStay MacKay Emerging Markets Debt Fund
MainStay Candriam Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund
MainStay Conservative Allocation Fund	MainStay MacKay Growth Fund
MainStay Cushing MLP Premier Fund	MainStay MacKay International Equity Fund
MainStay Cushing Renaissance Advantage Fund	MainStay MacKay International Opportunities Fund
MainStay Cushing Energy Income Fund	MainStay MacKay New York Tax Free Opportunities Fund**
MainStay Epoch Capital Growth Fund	MainStay MacKay S&P 500 Index Fund
MainStay Epoch Global Choice Fund	MainStay MacKay Short Duration High Yield Fund
MainStay Epoch Global Equity Yield Fund	MainStay MacKay Tax Advantaged Short Term Bond Fund
MainStay Epoch International Choice Fund	MainStay MacKay Tax Free Bond Fund
MainStay Epoch U.S. All Cap Fund	MainStay MacKay Total Return Bond Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay MacKay Unconstrained Bond Fund
MainStay Epoch U.S. Small Cap Fund	MainStay MacKay U.S. Equity Opportunities Fund
MainStay Floating Rate Fund	MainStay MAP Equity Fund
MainStay Growth Allocation Fund	MainStay Moderate Allocation Fund

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MainStay Income Builder Fund	MainStay Moderate Growth Allocation Fund
MainStay Indexed Bond Fund	MainStay Money Market Fund
MainStay Large Cap Growth Fund	MainStay Retirement 2010 Fund
MainStay MacKay Government Fund	MainStay Retirement 2020 Fund
MainStay MacKay High Yield Corporate Bond Fund	MainStay Retirement 2030 Fund
MainStay MacKay High Yield Municipal Bond Fund	MainStay Retirement 2040 Fund
MainStay MacKay California Tax Free Opportunities Fund*	MainStay Retirement 2050 Fund
MainStay MacKay Common Stock Fund	MainStay Retirement 2060 Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting nylinvestments.com/funds or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend MainStay Fund Exchanges

If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively

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impact the MainStay Fund’s performance. For example, the Manager or a Subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

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FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the Subadvisor(s) (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at nylinvestments.com/funds 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate MainStay Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

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FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Convertible Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

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5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Tax-Exempt Funds

The MainStay Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay MacKay California Tax Free Opportunities Fund and MainStay MacKay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

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• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay MacKay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay MacKay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay MacKay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay MacKay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay MacKay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by MainStay MacKay New York Tax Free Opportunities Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay Tax Advantaged Short Term Bond Fund

MainStay MacKay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the MainStay MacKay Tax Advantaged Short Term Bond Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the MainStay MacKay Tax Advantaged Short Term Bond Fund to be able to pay distributions from its net tax-exempt income. Although the MainStay MacKay Tax Advantaged Short Term Bond Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the MainStay MacKay Tax Advantaged Short Term Bond Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the MainStay MacKay Tax Advantaged Short Term Bond Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the MainStay MacKay Tax Advantaged Short Term Bond Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay

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Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. As a regular corporation, the MLP Premier Fund is also subject to state and local income and other taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income and other tax liabilities in multiple state and local jurisdictions, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 21%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any taxable year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized

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in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as tax preference items for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such tax preference items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a

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particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (i.e., average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the MainStay Fund would not be eligible for the 20% deduction for their share of such taxable income.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the MainStay Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the

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distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a MainStay Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2017, New York Life Investments and its affiliates managed approximately $542.6 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2017, the Funds paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2017
MainStay Balanced Fund	0.70%
MainStay Floating Rate Fund	0.59%
MainStay Income Builder Fund	0.61%
MainStay Indexed Bond Fund	0.25%
MainStay MacKay California Tax Free Opportunities Fund	0.50%
MainStay MacKay Convertible Fund	0.58%
MainStay MacKay Emerging Markets Debt Fund	0.73%
MainStay MacKay Government Fund	0.50%
MainStay MacKay High Yield Corporate Bond Fund	0.54%
MainStay MacKay High Yield Municipal Bond Fund	0.54%
MainStay MacKay New York Tax Free Opportunities Fund	0.50%
MainStay MacKay Short Duration High Yield Fund	0.65%
MainStay MacKay Tax Free Bond Fund	0.43%
MainStay MacKay Total Return Bond Fund	0.50%
MainStay MacKay Unconstrained Bond Fund	0.57%
MainStay Money Market Fund	0.42%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2017.

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The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive or reimburse expenses of the MainStay Money Market Fund to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. These expense limitation policies are voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this Prospectus.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the MainStay Total Return Bond Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets.

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay MacKay Convertible Fund: Class I, 0.61%.

MainStay MacKay Government Fund: Class A, 1.00%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

MainStay MacKay Short Duration High Yield Fund: Class A, 1.05%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

MainStay MacKay High Yield Municipal Bond Fund: Class A, 0.875%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I shares.

MainStay MacKay Tax Free Bond Fund: Class A, 0.82%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

MainStay Money Market Fund: Class A, 0.70%, Investor Class, 0.80%, Class B, 0.80% and Class C, 0.80%.

This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds, is responsible for the overall asset allocation of the MainStay Balanced Fund and contributes to the asset allocation decisions of the MainStay Income Builder Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay MacKay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended

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complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor.

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. The shareholders of the Funds that are series of The MainStay Funds, including: MainStay Income Builder Fund; MainStay MacKay Convertible Fund; MainStay MacKay Emerging Markets Debt Fund; MainStay MacKay Government Fund; MainStay MacKay High Yield Corporate Bond Fund; MainStay MacKay Tax Free Bond Fund; MainStay MacKay Unconstrained Bond Fund; and MainStay Money Market Fund, have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors.

The shareholders of MainStay Balanced Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund, series of MainStay Funds Trust, have also approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors.

Shareholders of the Funds that have approved the use of the Prior Order must separately approve the use of the Current Order before it may be relied upon to hire or to modify existing or future subadvisory agreements with Wholly-Owned Subadvisors. The shareholders of the Funds that are covered by this Prospectus have not approved the use of the Current Order with respect to affiliated subadvisors, including any Wholly-Owned Subadvisors.

The following Funds, which are series of MainStay Funds Trust, may not rely on any of the relief granted by the Current Order without first obtaining shareholder approval: MainStay Floating Rate Fund; MainStay Indexed Bond Fund; MainStay MacKay Tax Advantaged Short Term Bond Fund; and MainStay MacKay Total Return Bond Fund.

Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Funds. See the SAI for a breakdown of fees.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2017, Epoch managed approximately $49.5 billion in assets. Epoch is the subadvisor to the equity portion of the MainStay Income Builder Fund.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2017, MacKay Shields managed approximately $97.7 billion in assets. MacKay Shields is the subadvisor to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund, as well as the MainStay Balanced Fund's equity investments. MacKay Shields serves as subadvisor for the MainStay Income Builder Fund’s fixed-income investments, and is Committee chair for the overall asset allocation decisions for the Fund. As a result, MacKay Shields may be subject to potential conflicts of interest in allocating the Fund’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of NYLIM. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2017, NYL Investors managed approximately $236.4 billion in assets. NYL Investors is

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the subadvisor to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund and the fixed-income portion of the MainStay Balanced Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Jakob Bak, PhD, CFA

Mr. Bak has managed the the MainStay MacKay Emerging Markets Debt Fund since 2011. Mr. Bak joined MacKay Shields in 2011 as a Director and is a Portfolio Analyst with the Global Fixed Income team. Prior to joining MacKay Shields, Mr. Bak was a Senior Investment Strategist/Vice President with Pareto Partners from 2007 to 2011. Mr. Bak holds a PhD from Ohio University, a BA from Cornell University and is a Chartered Financial Analyst® (“CFA®”) charterholder. He has been in the investment management industry since 2000.

Mark A. Campellone

Mr. Campellone has managed the MainStay Floating Rate Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

Joseph Cantwell

Mr. Cantwell has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Earlier in his career, he worked at Morgan Stanley as a Credit Analyst. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

Louis N. Cohen, CFA

Mr. Cohen has managed the MainStay MacKay Unconstrained Bond Fund since 2009, the fixed-income investments for the MainStay Income Builder Fund since 2010, MainStay MacKay Government Fund and MainStay MacKay Total Return Bond Fund since 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. Mr. Cohen is also a CFA® charterholder.

Robert H. Dial

Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since its inception in 2004. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $14 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

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Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the MainStay MacKay Tax Free Bond Fund since 2009, MainStay MacKay High Yield Municipal Fund since 2010, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

David Dowden

Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012, MainStay MacKay California Tax Free Opportunities Fund since 2013, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since 2014. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Thomas J. Girard

Mr. Girard has managed the MainStay Indexed Bond Fund since 2007 and the MainStay Balanced Fund since 2008. Mr. Girard is a Senior Managing Director and Head of Fixed Income Investors within NYL Investors. He joined New York Life Investments in 2007 (NYL Investors’ predecessor). Mr. Girard is responsible for managing Public Fixed-Income assets. He received a BS from St. John Fisher College and an MBA from Fordham University.

OK.Y
Matt Jacob

Mr. Jacob has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Jacob joined the firm as a Portfolio Analyst for the Global Fixed Income team in 2011. Prior to joining MacKay, he worked at KDI Capital Partners where as an Equity Sector Leader/Analyst he led the firm’s fundamental research efforts in the core consumer sector. Prior to KDI, Mr. Jacob worked at Buckingham Research Group and Johnson Rice & Company, LLC, where he gained extensive experience in equity sales and research. He received his MBA with a concentration in Finance from Tulane University, Freeman School of Business in 2006 and a BS in Finance with a specialization in Internal Audit from Louisiana State University in 2001. He has been in the investment research industry since 2002.

Migene Kim, CFA

Ms. Kim is a Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay Balanced Fund since 2014. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

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Know With Whom You Are Investing

Frances Lewis

Ms. Lewis has managed the MainStay MacKay Tax Free Bond Fund since 2014, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay New York Tax Free Opportunities Fund since 2017. She joined MacKay Shields in July 2009 and is currently a Managing Director. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the MainStay MacKay Tax Free Bond Fund since 2009, MainStay MacKay High Yield Municipal Bond Fund since 2010, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay MacKay High Yield Municipal Bond Fund since 2010, MainStay MacKay Tax Free Bond Fund since 2011, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

William W. Priest, CFA

Mr. Priest has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

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Steven H. Rich

Mr. Rich has managed the MainStay MacKay Government Fund since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

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154

Know With Whom You Are Investing

Dan Roberts

Mr. Roberts has managed the MainStay MacKay Unconstrained Bond Fund, the fixed-income investments for MainStay Income Builder Fund since 2009, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund and MainStay MacKay Total Return Bond Fund since 2011. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

OK.Y
Donald F. Serek, CFA

Mr. Serek has managed the MainStay Indexed Bond Fund since 2004 and the MainStay Balanced Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and Head of the Investment Grade Portfolio Management Team. Mr. Serek joined New York Life Investments in 2000 (NYL Investors’ predecessor). Mr. Serek is responsible for managing all third-party fixed-income portfolios including retail mutual funds and institutional separate accounts. Mr. Serek received his BBA in Finance and Economics from Temple University and is a CFA® charterholder.

OK.Y
Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay MacKay Convertible Fund in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA® charterholder.

Kenneth Sommer

Mr. Sommer is a Senior Director of the Fixed Income Investors division within NYL Investors LLC and has been a portfolio manager for MainStay Balanced Fund and MainStay Indexed Bond Fund since 2017. Mr. Sommer joined New York Life Investments in 2005 and has 15 years of investment experience. Prior to joining New York Life Investments, Mr. Sommer was an investment analyst at MetLife Investments. Mr. Sommer received a BS from Binghamton University and an M.B.A. from Fordham University.

OK.Y
Scott Sprauer

Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012, MainStay MacKay California Tax Free Opportunities Fund since 2013, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since 2014. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

Ccu-1 OK.Y
Andrew Susser

Mr. Susser has managed the MainStay MacKay Short Duration High Yield Fund since 2012 and MainStay MacKay High Yield Corporate Bond Fund since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1986.

155

Know With Whom You Are Investing

Jonathan Swaney

Mr. Swaney has managed the MainStay Balanced Fund since 2017 and MainStay Income Builder Fund since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

OK.Y
Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Tan joined MacKay Shields in 2010, as a Trader in the Global Fixed Income Division. Prior to joining MacKay Shields, he was a Portfolio Manager and Head of Research for UBS Global Asset Management. Earlier in his career, he worked for Eaton Vance as a Portfolio Manager of Global Fixed Income and for Wells Fargo Bank and FT Interactive. He earned an MBA from University of California at Berkeley and a BS from York University. He became a CFA Charterholder in 1992 and has been in the investment management industry since 1988.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the equity portion of the MainStay Income Builder Fund since 2014. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Arthur S. Torrey

Mr. Torrey has managed the MainStay Floating Rate Fund since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay Income Builder Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

156

Know With Whom You Are Investing

Andrew Ver Planck, CFA

Mr. Ver Planck has managed the MainStay Balanced Fund since 2013. He is a Managing Director and Head of the Systematic Equity team, as well as the team’s Lead Portfolio Manager. He has been with MacKay Shields LLC or its predecessors since 2005. As lead of the Systematic Equity research team, he is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He has been in the investment management industry since 2000 and is a CFA® charterholder.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the equity portion of the MainStay Income Builder Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Quantitative Research and Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay Balanced Fund since 2011 and MainStay Income Builder Fund since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

157

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, is included in each Fund’s Annual Report, which is available upon request.

158

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.27	$ 32.13	$ 34.91	$ 33.91	$ 28.37

Net investment income (loss) (a)	0.39	0.40	0.37	0.32	0.32
Net realized and unrealized gain (loss) on investments	2.80	0.79	0.03	3.19	5.54

Total from investment operations	3.19	1.19	0.40	3.51	5.86

Less dividends and distributions:
From net investment income	(0.39)	(0.40)	(0.32)	(0.31)	(0.32)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.83)	(2.05)	(3.18)	(2.51)	(0.32)

Net asset value at end of year	$ 33.63	$ 31.27	$ 32.13	$ 34.91	$ 33.91

Total investment return (b)	10.32%	3.95%	1.06%	11.08%	20.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.30%(c)	1.12%	0.95%	1.04%
Net expenses	1.10%	1.11%(d)	1.13%	1.13%	1.16%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 281,174	$ 240,565	$ 244,512	$ 229,459	$ 185,670

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.

(d) Without the custody fee reimbursement, net expenses would have been 1.12%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.29	$ 32.14	$ 34.93	$ 33.93	$ 28.39

Net investment income (loss) (a)	0.34	0.35	0.32	0.27	0.27
Net realized and unrealized gain (loss) on investments	2.79	0.80	0.02	3.19	5.53

Total from investment operations	3.13	1.15	0.34	3.46	5.80

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.27)	(0.26)	(0.26)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.77)	(2.00)	(3.13)	(2.46)	(0.26)

Net asset value at end of year	$ 33.65	$ 31.29	$ 32.14	$ 34.93	$ 33.93

Total investment return (b)	10.13%	3.82%	0.91%	10.85%	20.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.14%(c)	0.98%	0.79%	0.86%
Net expenses	1.26%	1.26%(d)	1.27%	1.29%	1.34%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 55,541	$ 81,762	$ 81,571	$ 79,169	$ 73,801

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.

(d) Without the custody fee reimbursement, net expenses would have been 1.27%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

159

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.15	$ 32.01	$ 34.81	$ 33.82	$ 28.30

Net investment income (loss) (a)	0.09	0.12	0.08	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.78	0.79	0.01	3.18	5.51

Total from investment operations	2.87	0.91	0.09	3.20	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)	(2.89)	(2.21)	(0.04)

Net asset value at end of year	$ 33.48	$ 31.15	$ 32.01	$ 34.81	$ 33.82

Total investment return (b)	9.31%	3.03%	0.16%	10.06%	19.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40%(c)	0.24%	0.05%	0.15%
Net expenses	2.02%	2.01%(d)	2.02%	2.04%	2.10%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 24,551	$ 27,999	$ 30,702	$ 35,506	$ 41,749

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) Without the custody fee reimbursement, net expenses would have been 2.02%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.13	$ 32.00	$ 34.79	$ 33.81	$ 28.29

Net investment income (loss) (a)	0.09	0.12	0.07	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.78	0.78	0.03	3.18	5.53

Total from investment operations	2.87	0.90	0.10	3.19	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)	(2.89)	(2.21)	(0.04)

Net asset value at end of year	$ 33.46	$ 31.13	$ 32.00	$ 34.79	$ 33.81

Total investment return (b)	9.32%	3.00%	0.19%	10.03%	19.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40%(c)	0.21%	0.04%	0.11%
Net expenses	2.02%	2.01%(d)	2.02%	2.04%	2.09%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 94,447	$ 102,410	$ 108,936	$ 84,308	$ 65,110

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) Without the custody fee reimbursement, net expenses would have been 2.02%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

160

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.35	$ 32.20	$ 34.99	$ 33.97	$ 28.42

Net investment income (loss) (a)	0.47	0.48	0.45	0.41	0.41
Net realized and unrealized gain (loss) on investments	2.80	0.79	0.02	3.21	5.54

Total from investment operations	3.27	1.27	0.47	3.62	5.95

Less dividends and distributions:
From net investment income	(0.47)	(0.47)	(0.40)	(0.40)	(0.40)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.91)	(2.12)	(3.26)	(2.60)	(0.40)

Net asset value at end of year	$ 33.71	$ 31.35	$ 32.20	$ 34.99	$ 33.97

Total investment return (b)	10.57%	4.23%	1.31%	11.37%	21.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.55%(c)	1.37%	1.21%	1.30%
Net expenses	0.85%	0.86%(d)	0.88%	0.88%	0.91%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 291,941	$ 296,970	$ 302,328	$ 303,727	$ 244,477

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.

(d) Without the custody fee reimbursement, net expenses would have been 0.87%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.30	$ 32.16	$ 34.94	$ 33.93	$ 28.39

Net investment income (loss) (a)	0.44	0.44	0.43	0.38	0.37
Net realized and unrealized gain (loss) on investments	2.79	0.79	0.02	3.19	5.54

Total from investment operations	3.23	1.23	0.45	3.57	5.91

Less dividends and distributions:
From net investment income	(0.43)	(0.44)	(0.37)	(0.36)	(0.37)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.87)	(2.09)	(3.23)	(2.56)	(0.37)

Net asset value at end of year	$ 33.66	$ 31.30	$ 32.16	$ 34.94	$ 33.93

Total investment return (b)	10.47%	4.10%	1.24%	11.24%	20.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.44%(c)	1.31%	1.12%	1.20%
Net expenses	0.95%	0.96%(d)	0.98%	0.97%	1.01%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 2,016	$ 2,130	$ 1,969	$ 6,392	$ 10,881

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.

(d) Without the custody fee reimbursement, net expenses would have been 0.97%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

161

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.26	$ 32.12	$ 34.91	$ 33.90	$ 28.37

Net investment income (loss) (a)	0.39	0.37	0.33	0.29	0.30
Net realized and unrealized gain (loss) on investments	2.81	0.78	0.02	3.20	5.52

Total from investment operations	3.20	1.15	0.35	3.49	5.82

Less dividends and distributions:
From net investment income	(0.35)	(0.36)	(0.28)	(0.28)	(0.29)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.79)	(2.01)	(3.14)	(2.48)	(0.29)

Net asset value at end of year	$ 33.67	$ 31.26	$ 32.12	$ 34.91	$ 33.90

Total investment return (b)	10.37%	3.85%	0.96%	10.97%	20.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.21%(c)	1.02%	0.85%	0.95%
Net expenses	1.21%	1.21%(d)	1.23%	1.23%	1.26%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 5,234	$ 38,233	$ 49,230	$ 47,872	$ 53,833

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.

(d) Without the custody fee reimbursement, net expenses would have been 1.22%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.25	$ 32.10	$ 34.89	$ 33.89	$ 28.36

Net investment income (loss) (a)	0.27	0.29	0.26	0.20	0.17
Net realized and unrealized gain (loss) on investments	2.78	0.80	0.01	3.20	5.58

Total from investment operations	3.05	1.09	0.27	3.40	5.75

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.20)	(0.20)	(0.22)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.71)	(1.94)	(3.06)	(2.40)	(0.22)

Net asset value at end of year	$ 33.59	$ 31.25	$ 32.10	$ 34.89	$ 33.89

Total investment return (b)	9.88%	3.63%	0.69%	10.67%	20.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.94%(c)	0.80%	0.61%	0.54%
Net expenses	1.45%	1.46%(d)	1.48%	1.47%	1.50%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 5,490	$ 3,548	$ 3,086	$ 2,674	$ 2,451

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.

(d) Without the custody fee reimbursement, net expenses would have been 1.47%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

162

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.15	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.35	0.32	0.33	0.33	0.38
Net realized and unrealized gain (loss) on investments	0.06	0.14	(0.29)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.46	0.04	0.20	0.42

Less dividends:
From net investment income	(0.35)	(0.32)	(0.33)	(0.34)	(0.37)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.15	$ 9.44	$ 9.58

Total investment return (a)	4.50%	5.23%	0.45%	2.09%	4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.59%(b)	3.58%	3.53%	3.79%
Net expenses	1.01%	1.07%(c)	1.06%	1.07%	1.00%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 371,186	$ 318,281	$ 342,214	$ 419,451	$ 567,728

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.

(c) Without the custody fee reimbursement, net expenses would have been 1.08%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.15	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.35	0.33	0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.14	(0.29)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.47	0.04	0.20	0.41

Less dividends:
From net investment income	(0.35)	(0.33)	(0.33)	(0.34)	(0.36)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.15	$ 9.44	$ 9.58

Total investment return (a)	4.44%	5.24%	0.46%	2.13%	4.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66%	3.60%	3.59%	3.57%	3.76%
Net expenses	1.06%	1.06%(b)	1.06%	1.04%	1.05%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 21,238	$ 29,269	$ 29,692	$ 30,440	$ 29,739

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net expenses would have been 1.07%.

163

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.45	$ 9.59	$ 9.54

Net investment income (loss)	0.28	0.25	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.07	0.14	(0.28)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39	(0.03)	0.13	0.34

Less dividends:
From net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.29)

Net asset value at end of year	$ 9.36	$ 9.29	$ 9.16	$ 9.45	$ 9.59

Total investment return (a)	3.78%	4.34%	(0.29%)	1.37%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%	2.85%(b)	2.83%	2.82%	3.00%
Net expenses	1.81%	1.81%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 6,536	$ 7,621	$ 8,988	$ 11,486	$ 14,134

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.

(c) Without the custody fee reimbursement, net expenses would have been 1.82%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.44	$ 9.58	$ 9.54

Net investment income (loss)	0.28	0.26	0.26	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.07	0.13	(0.28)	(0.14)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39	(0.02)	0.13	0.33

Less dividends:
From net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.29)

Net asset value at end of year	$ 9.36	$ 9.29	$ 9.16	$ 9.44	$ 9.58

Total investment return (a)	3.66%	4.34%	(0.18%)	1.37%	3.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	2.85%(b)	2.84%	2.82%	3.00%
Net expenses	1.81%	1.81%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 154,399	$ 159,480	$ 176,330	$ 207,985	$ 231,475

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.

(c) Without the custody fee reimbursement, net expenses would have been 1.82%.

164

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.38	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.28)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.44	0.48	0.08	0.22	0.44

Less dividends:
From net investment income	(0.38)	(0.35)	(0.36)	(0.36)	(0.39)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.16	$ 9.44	$ 9.58

Total investment return (a)	4.76%	5.38%	0.81%	2.35%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	3.84%(b)	3.82%	3.78%	4.03%
Net expenses	0.76%	0.82%(c)	0.81%	0.82%	0.75%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 943,093	$ 805,208	$ 823,969	$ 824,883	$ 846,444

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.

(c) Without the custody fee reimbursement, net expenses would have been 0.83%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 9.29	$ 8.82

Net investment income (loss)	0.32	0.20
Net realized and unrealized gain (loss) on investments	0.06	0.47

Total from investment operations	0.38	0.67

Less dividends:
From net investment income	(0.32)	(0.20)

Net asset value at end of period	$ 9.35	$ 9.29

Total investment return (a)	4.14%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%	3.25%††
Net expenses	1.35%	1.42%††
Portfolio turnover rate	58%	36%
Net assets at end of period (in 000’s)	$ 62	$ 27

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

165

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.30	$ 18.79	$ 20.51	$ 19.83	$ 17.46

Net investment income (loss) (a)	0.48	0.58	0.68	0.82	0.69
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.96	2.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.22	0.71	(0.15)	1.92	3.06

Less dividends and distributions:
From net investment income	(0.55)	(0.61)	(0.70)	(0.72)	(0.69)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.55)	(1.20)	(1.57)	(1.24)	(0.69)

Net asset value at end of year	$ 19.97	$ 18.30	$ 18.79	$ 20.51	$ 19.83

Total investment return (b)	12.30%	4.08%	(0.81%)	10.08%	17.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%	3.21%	3.49%	4.06%	3.71%
Net expenses	1.01%	1.02%	1.02%	1.01%	1.04%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 652,333	$ 574,390	$ 581,920	$ 497,591	$ 397,101

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.31	$ 18.80	$ 20.52	$ 19.84	$ 17.46

Net investment income (loss) (a)	0.47	0.56	0.65	0.78	0.64
Net realized and unrealized gain (loss) on investments	1.82	(0.16)	(0.99)	0.95	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.14	(0.06)

Total from investment operations	2.20	0.68	(0.19)	1.87	3.02

Less dividends and distributions:
From net investment income	(0.52)	(0.58)	(0.66)	(0.67)	(0.64)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.52)	(1.17)	(1.53)	(1.19)	(0.64)

Net asset value at end of year	$ 19.99	$ 18.31	$ 18.80	$ 20.52	$ 19.84

Total investment return (b)	12.19%	3.93%	(0.97%)	9.83%	17.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	3.09%	3.34%	3.89%	3.46%
Net expenses	1.14%	1.16%	1.18%	1.23%	1.32%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 94,000	$ 153,137	$ 159,798	$ 165,088	$ 168,097

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

166

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.40	$ 18.89	$ 20.61	$ 19.93	$ 17.54

Net investment income (loss) (a)	0.32	0.42	0.51	0.63	0.51
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.99)	0.96	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.89

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$ 20.10	$ 18.40	$ 18.89	$ 20.61	$ 19.93

Total investment return (b)	11.27%	3.20%	(1.70%)	8.99%	16.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	2.34%	2.60%	3.14%	2.73%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 39,475	$ 42,253	$ 44,441	$ 49,283	$ 51,138

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.37	$ 18.86	$ 20.58	$ 19.90	$ 17.52

Net investment income (loss) (a)	0.32	0.42	0.50	0.60	0.49
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.98	2.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.15	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.88

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$ 20.07	$ 18.37	$ 18.86	$ 20.58	$ 19.90

Total investment return (b)	11.35%	3.15%	(1.70%)	9.01%	16.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	2.32%	2.58%	3.00%	2.61%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 266,592	$ 254,312	$ 235,811	$ 131,023	$ 55,889

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

167

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.46	$ 18.95	$ 20.66	$ 19.97	$ 17.57

Net investment income (loss) (a)	0.54	0.63	0.73	0.87	0.74
Net realized and unrealized gain (loss) on investments	1.84	(0.16)	(0.98)	0.96	2.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.15	(0.06)

Total from investment operations	2.29	0.75	(0.10)	1.98	3.14

Less dividends and distributions:
From net investment income	(0.60)	(0.65)	(0.74)	(0.77)	(0.74)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.60)	(1.24)	(1.61)	(1.29)	(0.74)

Net asset value at end of year	$ 20.15	$ 18.46	$ 18.95	$ 20.66	$ 19.97

Total investment return (b)	12.60%	4.30%	(0.51%)	10.33%	18.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%	3.44%	3.75%	4.29%	3.97%
Net expenses	0.76%	0.77%	0.77%	0.76%	0.79%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 766,054	$ 542,330	$ 513,629	$ 430,408	$ 286,425

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,		February 27, 2015 ** through October 31,
Class R2	2017	2016	2015
Net asset value at beginning of period	$ 18.29	$ 18.78	$ 20.08

Net investment income (loss) (a)	0.46	0.55	0.36
Net realized and unrealized gain (loss) on investments	1.83	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.33	0.20

Total from investment operations	2.20	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.53)	(0.59)	(0.51)
From net realized gain on investments	—	(0.59)	—

Total dividends and distributions	(0.53)	(1.18)	(0.51)

Net asset value at end of period	$ 19.96	$ 18.29	$ 18.78

Total investment return (b)	12.20%	3.99%	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	3.03%	2.90% ††
Net expenses	1.11%	1.12%	1.12% ††
Portfolio turnover rate	29%	27%	30%
Net assets at end of period (in 000’s)	$ 4,409	$ 838	$ 190

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

168

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$ 18.30	$ 17.10

Net investment income (loss) (a)	0.42	0.35
Net realized and unrealized gain (loss) on investments	1.82	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	2.95

Total from investment operations	2.15	1.61

Less dividends:
From net investment income	(0.48)	(0.41)

Net asset value at end of period	$ 19.97	$ 18.30

Total investment return (b)	11.89%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	2.81%††
Net expenses	1.36%	1.36%††
Portfolio turnover rate	29%	27%
Net assets at end of period (in 000’s)	$ 201	$ 39

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

169

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.01	$ 10.99	$ 11.12	$ 10.98	$ 11.60

Net investment income (loss)	0.23	0.23	0.23	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.22)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	0.01	0.37	0.15	0.38	(0.21)

Less dividends and distributions:
From net investment income	(0.23)	(0.24)	(0.25)	(0.24)	(0.18)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.36)	(0.35)	(0.28)	(0.24)	(0.41)

Net asset value at end of year	$ 10.66	$ 11.01	$ 10.99	$ 11.12	$ 10.98

Total investment return (a)	0.23%	3.50%	1.34%	3.51%	(1.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%	2.09%(b)	2.00%	2.10%	1.58%
Net expenses	0.71%	0.67%(c)	0.74%	0.74%	0.79%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 22,258	$ 36,822	$ 38,662	$ 42,368	$ 52,658

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.

(c) Without the custody fee reimbursement, net expenses would have been 0.75%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.06	$ 11.04	$ 11.17	$ 11.03	$ 11.65

Net investment income (loss)	0.22	0.21	0.21	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.23)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	(0.01)	0.35	0.13	0.36	(0.22)

Less dividends and distributions:
From net investment income	(0.21)	(0.22)	(0.23)	(0.22)	(0.17)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.34)	(0.33)	(0.26)	(0.22)	(0.40)

Net asset value at end of year	$ 10.71	$ 11.06	$ 11.04	$ 11.17	$ 11.03

Total investment return (a)	(0.01%)	3.31%	1.16%	3.30%	(1.95%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	1.92%(b)	1.82%	1.92%	1.46%
Net expenses	0.92%	0.84%(c)	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.98%	0.98%	0.98%	0.97%	1.00%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 3,094	$ 5,381	$ 4,617	$ 4,811	$ 5,563

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.

(c) Without the custody fee reimbursement, net expenses would have been 0.92%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

170

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.02	$ 11.00	$ 11.13	$ 10.99	$ 11.61

Net investment income (loss)	0.28	0.27	0.26	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	0.05	0.41	0.18	0.42	(0.16)

Less dividends and distributions:
From net investment income	(0.27)	(0.28)	(0.28)	(0.28)	(0.23)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.40)	(0.39)	(0.31)	(0.28)	(0.46)

Net asset value at end of year	$ 10.67	$ 11.02	$ 11.00	$ 11.13	$ 10.99

Total investment return (a)	0.53%	3.86%	1.69%	3.85%	(1.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.43%(b)	2.33%	2.43%	1.96%
Net expenses	0.40%	0.32%(c)	0.40%	0.41%	0.43%
Expenses (before waiver/reimbursement)	0.47%	0.50%	0.49%	0.49%	0.54%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 109,750	$ 195,784	$ 244,618	$ 290,617	$ 340,887

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.

(c) Without the custody fee reimbursement, net expenses would have been 0.40%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

171

Financial Highlights

MainStay MacKay California Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				February 28, 2013** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.32	0.33	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.87	(0.84)

Total from investment operations	0.13	0.70	0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.36%	6.98%	4.38%	13.93%	(6.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%	3.01%	3.61%	3.94%	4.01% ††
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75% ††
Expenses (before waiver/reimbursement)	0.82%	0.83%	0.84%	0.87%	1.10% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 107,278	$ 146,843	$ 47,447	$ 3,058	$ 4,143

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.49	$ 10.11	$ 10.04	$ 9.15	$ 10.00

Net investment income (loss)	0.32	0.33	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	(0.20)	0.38	0.07	0.89	(0.85)

Total from investment operations	0.12	0.71	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$ 10.29	$ 10.49	$ 10.11	$ 10.04	$ 9.15

Total investment return (a)	1.23%	7.04%	4.32%	13.85%	(6.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%	3.04%	3.56%	3.67%	3.44% ††
Net expenses	0.79%	0.79%	0.83%	0.91%	0.94% ††
Expenses (before waiver/reimbursement)	0.86%	0.87%	0.92%	1.03%	1.29% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 285	$ 369	$ 192	$ 90	$ 43

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

172

Financial Highlights

MainStay MacKay California Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				February 28, 2013** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.30	0.30	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.11	0.67	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.30)	(0.30)	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.07%	6.67%	4.04%	13.39%	(6.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	2.75%	3.28%	3.03%	3.35% ††
Net expenses	1.04%	1.04%	1.08%	1.17%	1.19% ††
Expenses (before waiver/reimbursement)	1.11%	1.12%	1.17%	1.29%	1.54% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 26,623	$ 26,156	$ 10,053	$ 807	$ 73

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.35	0.36	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.16	0.73	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.35)	(0.36)	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.62%	7.25%	4.66%	14.34%	(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	3.28%	3.85%	4.08%	3.70% ††
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50% ††
Expenses (before waiver/reimbursement)	0.57%	0.58%	0.59%	0.62%	0.85% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 148,819	$ 154,379	$ 57,110	$ 85,155	$ 47,911

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

173

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.72	$ 16.51	$ 18.33	$ 17.33	$ 14.79

Net investment income (loss) (a)	0.19	0.20	0.11	0.15	0.18
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.59	3.29

Total from investment operations	2.53	0.55	0.11	1.74	3.47

Less dividends and distributions:
From net investment income	(0.24)	(0.64)	(0.47)	(0.51)	(0.31)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.50)	(1.34)	(1.93)	(0.74)	(0.93)

Net asset value at end of year	$ 17.75	$ 15.72	$ 16.51	$ 18.33	$ 17.33

Total investment return (b)	16.30%	3.71%	0.58%	10.42%	24.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.31%	0.62%	0.86%	1.13%
Net expenses	0.98%	1.01%	0.99%	0.97%	0.99%
Expenses (before waiver/reimbursement)	0.99%	1.01%	0.99%	0.97%	0.99%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 482,341	$ 368,583	$ 408,067	$ 384,987	$ 391,577

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.72	$ 16.50	$ 18.33	$ 17.32	$ 14.79

Net investment income (loss) (a)	0.16	0.18	0.08	0.12	0.15
Net realized and unrealized gain (loss) on investments	2.34	0.36	(0.01)	1.60	3.28

Total from investment operations	2.50	0.54	0.07	1.72	3.43

Less dividends and distributions:
From net investment income	(0.21)	(0.62)	(0.44)	(0.48)	(0.28)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.47)	(1.32)	(1.90)	(0.71)	(0.90)

Net asset value at end of year	$ 17.75	$ 15.72	$ 16.50	$ 18.33	$ 17.32

Total investment return (b)	16.11%	3.60%	0.40%	10.21%	24.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	1.14%	0.45%	0.67%	0.93%
Net expenses	1.14%	1.18%	1.15%	1.16%	1.22%
Expenses (before waiver/reimbursement)	1.15%	1.18%	1.15%	1.16%	1.22%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 56,289	$ 79,430	$ 82,052	$ 85,850	$ 86,136

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

174

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.66	$ 16.45	$ 18.30	$ 17.37	$ 14.84

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	0.01	1.59	3.29

Total from investment operations	2.36	0.41	(0.04)	1.58	3.32

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$ 17.67	$ 15.66	$ 16.45	$ 18.30	$ 17.37

Total investment return (b)	15.21%	2.83%	(0.36%)	9.41%	23.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 19,290	$ 21,436	$ 26,537	$ 29,765	$ 32,629

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.64	$ 16.43	$ 18.29	$ 17.36	$ 14.82

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	(0.00)‡	1.59	3.30

Total from investment operations	2.36	0.41	(0.05)	1.58	3.33

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$ 17.65	$ 15.64	$ 16.43	$ 18.29	$ 17.36

Total investment return (b)	15.23%	2.77%	(0.30%)	9.35%	23.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 82,335	$ 76,501	$ 91,833	$ 92,118	$ 78,135

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

175

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.75	$ 16.54	$ 18.36	$ 17.35	$ 14.81

Net investment income (loss) (a)	0.25	0.24	0.15	0.20	0.22
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.60	3.29

Total from investment operations	2.59	0.59	0.15	1.80	3.51

Less dividends and distributions:
From net investment income	(0.29)	(0.68)	(0.51)	(0.56)	(0.35)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.55)	(1.38)	(1.97)	(0.79)	(0.97)

Net asset value at end of year	$ 17.79	$ 15.75	$ 16.54	$ 18.36	$ 17.35

Total investment return (b)	16.69%	3.96%	0.84%	10.74%	25.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.56%	0.87%	1.11%	1.37%
Net expenses	0.64%	0.76%	0.74%	0.72%	0.74%
Expenses (before waiver/reimbursement)	0.74%	0.76%	0.74%	0.72%	0.74%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 562,526	$ 252,852	$ 298,015	$ 313,955	$ 258,279

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

176

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.52	$ 9.60	$ 11.38	$ 11.52	$ 12.62

Net investment income (loss) (a)	0.53	0.57	0.62	0.68	0.68
Net realized and unrealized gain (loss) on investments	0.31	0.87	(1.51)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.83	1.45	(0.87)	0.54	(0.24)

Less dividends and distributions:
From net investment income	(0.36)	(0.29)	(0.63)	(0.65)	(0.86)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.47)	(0.53)	(0.91)	(0.68)	(0.86)

Net asset value at end of year	$ 10.88	$ 10.52	$ 9.60	$ 11.38	$ 11.52

Total investment return (b)	8.18%	15.63%	(7.54%)	4.85%	(1.98%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.04%	5.70%(c)	6.18%	5.88%	5.58%
Net expenses	1.22%	1.22%(d)	1.23%	1.17%	1.16%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 110,238	$ 109,657	$ 98,573	$ 132,654	$ 152,832

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.

(d) Without the custody fee reimbursement, net expenses would have been 1.23%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.61	$ 9.68	$ 11.46	$ 11.60	$ 12.71

Net investment income (loss) (a)	0.52	0.55	0.61	0.66	0.67
Net realized and unrealized gain (loss) on investments	0.31	0.88	(1.52)	(0.14)	(0.94)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.82	1.44	(0.89)	0.52	(0.26)

Less dividends and distributions:
From net investment income	(0.35)	(0.27)	(0.61)	(0.63)	(0.85)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.10)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.45)	(0.51)	(0.89)	(0.66)	(0.85)

Net asset value at end of year	$ 10.98	$ 10.61	$ 9.68	$ 11.46	$ 11.60

Total investment return (b)	7.99%	15.38%	(7.66%)	4.64%	(2.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.86%	5.50%(c)	6.01%	5.71%	5.49%
Net expenses	1.42%	1.42%(d)	1.41%	1.34%	1.30%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 18,613	$ 32,318	$ 25,130	$ 27,033	$ 27,918

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.

(d) Without the custody fee reimbursement, net expenses would have been 1.43%.

177

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.34	$ 9.44	$ 11.20	$ 11.35	$ 12.45

Net investment income (loss) (a)	0.43	0.47	0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.30	0.86	(1.48)	(0.13)	(0.91)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34	(0.94)	0.43	(0.34)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)	(0.82)	(0.58)	(0.76)

Net asset value at end of year	$ 10.69	$ 10.34	$ 9.44	$ 11.20	$ 11.35

Total investment return (b)	7.20%	14.60%	(8.36%)	3.87%	(2.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.78%(c)	5.24%	4.97%	4.70%
Net expenses	2.17%	2.17%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 6,012	$ 7,506	$ 8,111	$ 12,109	$ 15,290

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.

(d) Without the custody fee reimbursement, net expenses would have been 2.18%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.35	$ 9.45	$ 11.22	$ 11.37	$ 12.46

Net investment income (loss) (a)	0.43	0.47	0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.29	0.86	(1.49)	(0.13)	(0.90)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34	(0.95)	0.43	(0.33)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)	(0.82)	(0.58)	(0.76)

Net asset value at end of year	$ 10.70	$ 10.35	$ 9.45	$ 11.22	$ 11.37

Total investment return (b)	7.19%	14.58%	(8.43%)	3.87%	(2.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.77%(c)	5.24%	4.97%	4.69%
Net expenses	2.17%	2.17%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 28,270	$ 35,789	$ 37,808	$ 56,199	$ 68,629

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.

(d) Without the custody fee reimbursement, net expenses would have been 2.18%.

178

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.53	$ 9.61	$ 11.39	$ 11.53	$ 12.63

Net investment income (loss) (a)	0.56	0.59	0.65	0.71	0.71
Net realized and unrealized gain (loss) on investments	0.32	0.88	(1.52)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.87	1.48	(0.85)	0.57	(0.21)

Less dividends and distributions:
From net investment income	(0.39)	(0.32)	(0.65)	(0.68)	(0.89)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.50)	(0.56)	(0.93)	(0.71)	(0.89)

Net asset value at end of year	$ 10.90	$ 10.53	$ 9.61	$ 11.39	$ 11.53

Total investment return (b)	8.54%	15.90%	(7.30%)	5.11%	(1.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.22%	5.96%(c)	6.38%	6.13%	5.86%
Net expenses	0.97%	0.97%(d)	0.98%	0.92%	0.91%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 22,717	$ 13,759	$ 16,825	$ 41,174	$ 43,678

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.

(d) Without the custody fee reimbursement, net expenses would have been 0.98%.

179

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.56	$ 8.51	$ 8.63	$ 8.57	$ 9.02

Net investment income (loss) (a)	0.17	0.17	0.20	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.41)

Total from investment operations	(0.05)	0.22	0.10	0.29	(0.22)

Less dividends and distributions:
From net investment income	(0.18)	(0.17)	(0.20)	(0.21)	(0.20)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.18)	(0.17)	(0.22)	(0.23)	(0.23)

Net asset value at end of year	$ 8.33	$ 8.56	$ 8.51	$ 8.63	$ 8.57

Total investment return (b)	(0.60%)	2.60%	1.17%	3.46%	(2.50%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	1.99%(c)	2.38%	2.47%	2.17%
Net expenses	1.00%	0.98%(d)	1.00%	0.98%	1.03%
Expenses (before waiver/reimbursement)	1.00%	0.99%	1.00%	0.98%	1.09%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 82,828	$ 93,242	$ 90,119	$ 100,212	$ 143,234

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.

(d) Without the custody fee reimbursement, net expenses would have been 0.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.59	$ 8.54	$ 8.66	$ 8.60	$ 9.05

Net investment income (loss) (a)	0.15	0.15	0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.23)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.08)	0.20	0.08	0.27	(0.24)

Less dividends and distributions:
From net investment income	(0.15)	(0.15)	(0.18)	(0.19)	(0.18)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.15)	(0.15)	(0.20)	(0.21)	(0.21)

Net asset value at end of year	$ 8.36	$ 8.59	$ 8.54	$ 8.66	$ 8.60

Total investment return (b)	(0.91%)	2.34%	0.88%	3.15%	(2.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.74%(c)	2.11%	2.19%	2.01%
Net expenses	1.30%	1.23%(d)	1.28%	1.26%	1.19%
Expenses (before waiver/reimbursement)	1.30%	1.24%	1.28%	1.26%	1.25%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 24,187	$ 40,094	$ 42,444	$ 45,947	$ 50,200

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.

(d) Without the custody fee reimbursement, net expenses would have been 1.24%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

180

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.56	$ 8.51	$ 8.63	$ 8.57	$ 9.02

Net investment income (loss) (a)	0.08	0.08	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13	0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)	(0.14)	(0.14)	(0.14)

Net asset value at end of year	$ 8.33	$ 8.56	$ 8.51	$ 8.63	$ 8.57

Total investment return (b)	(1.66%)	1.59%	0.14%	2.38%	(3.40%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	0.99%(c)	1.35%	1.44%	1.26%
Net expenses	2.05%	1.98%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%	2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 4,730	$ 7,154	$ 8,363	$ 10,550	$ 14,783

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.

(d) Without the custody fee reimbursement, net expenses would have been 1.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.55	$ 8.50	$ 8.62	$ 8.56	$ 9.01

Net investment income (loss) (a)	0.08	0.08	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13	0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)	(0.14)	(0.14)	(0.14)

Net asset value at end of year	$ 8.32	$ 8.55	$ 8.50	$ 8.62	$ 8.56

Total investment return (b)	(1.66%)	1.59%	0.14%	2.39%	(3.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.99%(c)	1.34%	1.44%	1.24%
Net expenses	2.05%	1.98%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%	2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 9,472	$ 19,338	$ 17,073	$ 11,226	$ 12,593

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.

(d) Without the custody fee reimbursement, net expenses would have been 1.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

181

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.64	$ 8.59	$ 8.71	$ 8.65	$ 9.10

Net investment income (loss) (a)	0.20	0.19	0.22	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.09)	0.09	(0.41)

Total from investment operations	(0.02)	0.24	0.13	0.32	(0.20)

Less dividends and distributions:
From net investment income	(0.20)	(0.19)	(0.23)	(0.24)	(0.22)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.20)	(0.19)	(0.25)	(0.26)	(0.25)

Net asset value at end of year	$ 8.42	$ 8.64	$ 8.59	$ 8.71	$ 8.65

Total investment return (b)	(0.23%)	2.83%	1.41%	3.69%	(2.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.16%(c)	2.57%	2.70%	2.42%
Net expenses	0.75%	0.73%(d)	0.75%	0.73%	0.78%
Expenses (before waiver/reimbursement)	0.75%	0.74%	0.75%	0.73%	0.84%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 6,926	$ 14,061	$ 4,492	$ 10,020	$ 3,561

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.

(d) Without the custody fee reimbursement, net expenses would have been 0.74%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

182

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.00 ‡	0.25	0.42

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.31)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.36)	(0.40)	(0.42)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	6.91%	9.96%	0.06%	4.14%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	5.98%	5.45%	5.52%	5.89%
Net expenses	0.97%	0.95%	0.96%	0.99%	1.01%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 3,683,113	$ 3,551,864	$ 3,364,517	$ 3,678,466	$ 4,055,185

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.79	$ 5.62	$ 5.99	$ 6.14	$ 6.13

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	(0.00)‡	0.25	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.40)	(0.42)

Net asset value at end of year	$ 5.82	$ 5.79	$ 5.62	$ 5.99	$ 6.14

Total investment return (b)	6.90%	9.91%	(0.07%)	4.13%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.21%	5.90%	5.39%	5.50%	5.88%
Net expenses	1.02%	1.03%	1.02%	1.01%	1.02%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 167,139	$ 287,493	$ 282,451	$ 296,535	$ 307,643

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

183

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.71	$ 5.54	$ 5.90	$ 6.05	$ 6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.32)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.34	0.48	(0.05)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$ 5.74	$ 5.71	$ 5.54	$ 5.90	$ 6.05

Total investment return (b)	6.06%	8.85%	(0.60%)	3.35%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%	5.16%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 108,263	$ 132,509	$ 139,683	$ 172,640	$ 197,273

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.72	$ 5.55	$ 5.90	$ 6.05	$ 6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.33	0.48	(0.04)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$ 5.74	$ 5.72	$ 5.55	$ 5.90	$ 6.05

Total investment return (b)	5.87%	9.04%	(0.60%)	3.34%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	5.15%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 676,463	$ 678,364	$ 679,392	$ 785,873	$ 814,589

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

184

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.75	$ 5.58	$ 5.94	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.32	0.34	0.33	0.35	0.37
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.08)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.40	0.54	0.02	0.27	0.44

Less dividends and distributions:
From net investment income	(0.32)	(0.35)	(0.33)	(0.41)	(0.44)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.37)	(0.37)	(0.38)	(0.41)	(0.44)

Net asset value at end of year	$ 5.78	$ 5.75	$ 5.58	$ 5.94	$ 6.08

Total investment return (b)	7.17%	10.23%	0.32%	4.58%	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.51%	6.23%	5.70%	5.76%	6.13%
Net expenses	0.72%	0.70%	0.71%	0.74%	0.76%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 4,067,560	$ 5,313,266	$ 4,844,891	$ 3,762,169	$ 3,393,780

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.32	0.34	0.32	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.19	(0.31)	(0.08)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.01	0.26	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.41)	(0.43)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.41)	(0.43)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	7.07%	10.13%	0.21%	4.31%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.48%	6.11%	5.60%	5.66%	6.03%
Net expenses	0.82%	0.80%	0.81%	0.84%	0.86%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 37	$ 59	$ 39	$ 29	$ 28

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

185

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.30	0.32	0.31	0.33	0.35
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.38	0.52	(0.00)‡	0.24	0.42

Less dividends and distributions:
From net investment income	(0.30)	(0.33)	(0.31)	(0.39)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.35)	(0.35)	(0.36)	(0.39)	(0.42)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	6.80%	9.83%	(0.04%)	4.04%	7.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%	5.89%	5.35%	5.43%	5.79%
Net expenses	1.07%	1.05%	1.06%	1.09%	1.11%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 9,562	$ 10,917	$ 10,084	$ 11,049	$ 15,008

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 5.74	$ 5.17

Net investment income (loss) (a)	0.28	0.20
Net realized and unrealized gain (loss) on investments	0.09	0.60

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.29)	(0.21)
Return of capital	(0.05)	(0.02)

Total dividends and distributions	(0.34)	(0.23)

Net asset value at end of period	$ 5.77	$ 5.74

Total investment return (b)	6.58%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.81%	5.40%††
Net expenses	1.32%	1.30%††
Portfolio turnover rate	43%	41%
Net assets at end of period (in 000’s)	$ 392	$ 130

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

186

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,			June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 5.74	$ 5.58	$ 5.94	$ 6.09	$ 6.11

Net investment income (loss) (a)	0.32	0.35	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.09	0.19	(0.31)	(0.08)	0.03

Total from investment operations	0.41	0.54	0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.33)	(0.36)	(0.34)	(0.43)	(0.19)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.38)	(0.38)	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$ 5.77	$ 5.74	$ 5.58	$ 5.94	$ 6.09

Total investment return (b)	7.36%	10.24%	0.50%	4.60%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.45%	6.23%	5.84%	5.88%	6.24%††
Net expenses	0.58%	0.58%	0.58%	0.58%	0.59%††
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$ 1,668,163	$ 53,712	$ 15,017	$ 9,093	$ 26

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

187

Financial Highlights

MainStay MacKay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.52	$ 12.04	$ 11.93	$ 10.90	$ 11.92

Net investment income (loss)	0.49	0.49	0.51	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.30	1.00	0.62	1.55	(0.46)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.51)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.51)	(0.52)	(0.56)

Net asset value at end of year	$ 12.32	$ 12.52	$ 12.04	$ 11.93	$ 10.90

Total investment return (a)	2.48%	8.43%	5.27%	14.59%	(4.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99%	3.91%	4.21%	4.57%	4.53%
Net expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Expenses (before waiver/reimbursement)	0.87%	0.87%	0.88%	0.88%	0.90%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 882,736	$ 874,512	$ 600,590	$ 468,486	$ 379,277

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.50	$ 12.02	$ 11.91	$ 10.89	$ 11.90

Net investment income (loss)	0.49	0.49	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.02	(0.98)

Total from investment operations	0.30	1.00	0.61	1.54	(0.45)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.50)	(0.52)	(0.56)

Net asset value at end of year	$ 12.30	$ 12.50	$ 12.02	$ 11.91	$ 10.89

Total investment return (a)	2.45%	8.42%	5.24%	14.48%	(3.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%	3.90%	4.20%	4.60%	4.55%
Net expenses	0.90%	0.90%	0.89%	0.89%	0.89%
Expenses (before waiver/reimbursement)	0.90%	0.90%	0.90%	0.90%	0.92%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 3,483	$ 4,249	$ 3,216	$ 2,305	$ 2,298

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

188

Financial Highlights

MainStay MacKay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.49	$ 12.01	$ 11.90	$ 10.87	$ 11.89

Net investment income (loss)	0.39	0.39	0.41	0.44	0.44
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.20	0.90	0.52	1.47	(0.55)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.41)	(0.44)	(0.44)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.40)	(0.42)	(0.41)	(0.44)	(0.47)

Net asset value at end of year	$ 12.29	$ 12.49	$ 12.01	$ 11.90	$ 10.87

Total investment return (a)	1.69%	7.61%	4.46%	13.74%	(4.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	3.14%	3.44%	3.79%	3.77%
Net expenses	1.65%	1.65%	1.64%	1.64%	1.64%
Expenses (before waiver/reimbursement)	1.65%	1.65%	1.65%	1.65%	1.67%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 395,042	$ 401,279	$ 296,930	$ 254,392	$ 185,486

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.52	$ 12.04	$ 11.93	$ 10.90	$ 11.92

Net investment income (loss)	0.52	0.52	0.54	0.55	0.56
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.33	1.03	0.65	1.58	(0.43)

Less dividends and distributions:
From net investment income	(0.52)	(0.52)	(0.54)	(0.55)	(0.56)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.53)	(0.55)	(0.54)	(0.55)	(0.59)

Net asset value at end of year	$ 12.32	$ 12.52	$ 12.04	$ 11.93	$ 10.90

Total investment return (a)	2.74%	8.70%	5.53%	14.88%	(3.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	4.16%	4.47%	4.75%	4.79%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Expenses (before waiver/reimbursement)	0.62%	0.62%	0.63%	0.63%	0.65%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 2,094,251	$ 1,420,936	$ 919,245	$ 834,406	$ 401,943

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

189

Financial Highlights

MainStay MacKay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.58	$ 10.33	$ 10.35	$ 9.50	$ 10.38

Net investment income (loss)	0.36	0.36	0.37	0.38	0.36
Net realized and unrealized gain (loss) on investments	(0.24)	0.25	(0.02)	0.85	(0.84)

Total from investment operations	0.12	0.61	0.35	1.23	(0.48)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.38)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.38)	(0.40)

Net asset value at end of year	$ 10.34	$ 10.58	$ 10.33	$ 10.35	$ 9.50

Total investment return (a)	1.23%	5.95%	3.47%	13.21%	(4.76%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.50%	3.33%	3.60%	3.82%	3.61%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement)	0.83%	0.85%	0.86%	0.85%	0.92%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 148,823	$ 120,368	$ 52,996	$ 24,453	$ 19,314

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.33	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.36	0.36	0.37	0.37	0.34
Net realized and unrealized gain (loss) on investments	(0.25)	0.26	(0.02)	0.84	(0.83)

Total from investment operations	0.11	0.62	0.35	1.21	(0.49)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.37)	(0.34)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.37)	(0.38)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.33	$ 10.35	$ 9.51

Total investment return (a)	1.10%	6.02%	3.42%	12.95%	(4.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48%	3.33%	3.56%	3.71%	3.41%
Net expenses	0.79%	0.79%	0.81%	0.87%	0.98%
Expenses (before waiver/reimbursement)	0.87%	0.89%	0.92%	0.97%	1.15%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 356	$ 334	$ 188	$ 165	$ 95

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

190

Financial Highlights

MainStay MacKay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.34	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.33	0.33	0.34	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.08	0.58	0.33	1.18	(0.51)

Less dividends and distributions:
From net investment income	(0.33)	(0.33)	(0.34)	(0.34)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.33)	(0.33)	(0.34)	(0.34)	(0.36)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.34	$ 10.35	$ 9.51

Total investment return (a)	0.85%	5.65%	3.25%	12.66%	(5.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%	3.04%	3.27%	3.45%	3.11%
Net expenses	1.03%	1.04%	1.06%	1.12%	1.23%
Expenses (before waiver/reimbursement)	1.11%	1.14%	1.17%	1.22%	1.40%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 45,547	$ 43,644	$ 18,013	$ 5,538	$ 3,166

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.34	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.39	0.39	0.40	0.41	0.39
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.14	0.64	0.39	1.25	(0.44)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.40)	(0.41)	(0.39)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.34	$ 10.35	$ 9.51

Total investment return (a)	1.39%	6.22%	3.84%	13.37%	(4.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.61%	3.86%	4.09%	3.87%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.58%	0.60%	0.61%	0.60%	0.67%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 62,078	$ 53,894	$ 39,528	$ 71,532	$ 52,307

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

191

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.42	0.50	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.23)	(0.07)	0.09

Total from investment operations	0.48	0.63	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.46)	(0.45)	(0.35)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.42)	(0.50)	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.01	$ 10.09

Total investment return (a)	4.90%	6.79%	2.36%	3.98%	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%	5.29%	4.70%	4.58%	4.49%††
Net expenses	1.04%	1.02%	1.00%	1.01%	1.05%††
Expenses (before waiver/reimbursement)	1.04%	1.02%	1.00%	1.01%	1.20%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 341,056	$ 163,500	$ 75,869	$ 71,206	$ 44,274

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.02	$ 10.09	$ 10.00

Net investment income (loss)	0.41	0.49	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.24)	(0.05)	0.09

Total from investment operations	0.47	0.62	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.41)	(0.49)	(0.45)	(0.44)	(0.33)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.49)	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.02	$ 10.09

Total investment return (a)	4.82%	6.67%	2.14%	3.97%	4.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.16%	5.18%	4.59%	4.48%	4.37%††
Net expenses	1.11%	1.13%	1.12%	1.12%	1.18%††
Expenses (before waiver/reimbursement)	1.11%	1.13%	1.12%	1.12%	1.33%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 5,564	$ 6,044	$ 4,525	$ 2,940	$ 1,399

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

192

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.76	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.34	0.42	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.05	0.14	(0.25)	(0.06)	0.09

Total from investment operations	0.39	0.56	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.33)	(0.42)	(0.38)	(0.37)	(0.27)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.33)	(0.42)	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.76	$ 10.01	$ 10.09

Total investment return (a)	4.04%	5.99%	1.37%	3.12%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	4.43%	3.83%	3.73%	3.63%††
Net expenses	1.86%	1.88%	1.87%	1.87%	1.93%††
Expenses (before waiver/reimbursement)	1.86%	1.88%	1.87%	1.87%	2.08%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 51,738	$ 51,063	$ 38,884	$ 39,106	$ 14,291

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.02	$ 10.09	$ 10.00

Net investment income (loss)	0.44	0.53	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.13	(0.23)	(0.06)	0.08

Total from investment operations	0.51	0.66	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.44)	(0.53)	(0.49)	(0.48)	(0.36)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.44)	(0.53)	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$ 9.97	$ 9.90	$ 9.77	$ 10.02	$ 10.09

Total investment return (a)	5.27%	7.05%	2.51%	4.34%	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.46%	5.53%	4.96%	4.85%	4.59%††
Net expenses	0.79%	0.77%	0.75%	0.76%	0.80%††
Expenses (before waiver/reimbursement)	0.79%	0.77%	0.75%	0.76%	0.95%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 626,617	$ 431,040	$ 389,912	$ 285,259	$ 130,529

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

193

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.41	0.47	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.16	(0.22)	(0.08)	0.07

Total from investment operations	0.47	0.63	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.41)	(0.50)	(0.45)	(0.44)	(0.34)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.50)	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.01	$ 10.09

Total investment return (a)	4.80%	6.69%	2.26%	3.87%	4.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	5.19%	4.60%	4.48%	4.14%††
Net expenses	1.14%	1.12%	1.10%	1.11%	1.15%††
Expenses (before waiver/reimbursement)	1.14%	1.12%	1.10%	1.11%	1.30%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 119	$ 111	$ 55	$ 49	$ 26

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,	February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$ 9.91	$ 9.23

Net investment income (loss)	0.38	0.32
Net realized and unrealized gain (loss) on investments	0.06	0.67

Total from investment operations	0.44	0.99

Less dividends:
From net investment income	(0.38)	(0.31)

Net asset value at end of period	$ 9.97	$ 9.91

Total investment return (a)	4.54%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86%	4.84%††
Net expenses	1.39%	1.37%††
Portfolio turnover rate	57%	50%
Net assets at end of period (in 000’s)	$ 55	$ 28

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

194

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.33	$ 10.04

Net investment income (loss)	0.31	0.32	0.35	0.39	0.38
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.70	(0.72)

Total from investment operations	0.15	0.57	0.25	1.09	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.39)	(0.37)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.33

Total investment return (a)	1.50%	5.73%	2.58%	11.86%	(3.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.04%	3.51%	3.99%	3.72%
Net expenses	0.81%	0.80%	0.81%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.81%	0.80%	0.82%	0.83%	0.83%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 1,564,955	$ 1,248,065	$ 761,278	$ 427,586	$ 417,984

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.23	$ 9.97	$ 10.08	$ 9.38	$ 10.08

Net investment income (loss)	0.31	0.32	0.35	0.39	0.36
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.69	(0.70)

Total from investment operations	0.14	0.58	0.24	1.08	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.38)	(0.36)

Net asset value at end of year	$ 10.06	$ 10.23	$ 9.97	$ 10.08	$ 9.38

Total investment return (a)	1.43%	5.83%	2.47%	11.76%	(3.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	3.11%	3.54%	3.94%	3.67%
Net expenses	0.79%	0.79%	0.82%	0.84%	0.84%
Expenses (before waiver/reimbursement)	0.79%	0.79%	0.83%	0.89%	0.89%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 10,216	$ 16,344	$ 17,259	$ 18,264	$ 19,094

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

195

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.92	$ 10.03	$ 9.33	$ 10.03

Net investment income (loss)	0.28	0.29	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.71	(0.70)

Total from investment operations	0.11	0.55	0.22	1.06	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$ 10.01	$ 10.18	$ 9.92	$ 10.03	$ 9.33

Total investment return (a)	1.17%	5.58%	2.21%	11.52%	(3.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.84%	3.28%	3.69%	3.41%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 17,068	$ 19,318	$ 16,806	$ 12,439	$ 12,459

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.34	$ 10.04

Net investment income (loss)	0.28	0.29	0.33	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.12	0.54	0.23	1.05	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.34

Total investment return (a)	1.27%	5.48%	2.31%	11.40%	(3.72%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.81%	3.28%	3.68%	3.42%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 241,526	$ 273,386	$ 183,509	$ 154,863	$ 150,244

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

196

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.34	$ 10.04

Net investment income (loss)	0.33	0.34	0.38	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.17	0.59	0.28	1.10	(0.31)

Less dividends:
From net investment income	(0.33)	(0.34)	(0.38)	(0.41)	(0.39)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.34

Total investment return (a)	1.75%	5.99%	2.83%	12.02%	(3.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	3.29%	3.78%	4.21%	4.00%
Net expenses	0.56%	0.55%	0.56%	0.53%	0.54%
Expenses (before waiver/reimbursement)	0.56%	0.55%	0.57%	0.58%	0.59%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 1,019,263	$ 899,128	$ 513,893	$ 314,005	$ 236,531

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

197

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.82	$ 10.71	$ 11.14

Net investment income (loss)	0.29	0.28	0.27	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.06)	0.18	(0.32)	0.12	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.47	(0.05)	0.46	(0.05)

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.27)	(0.34)	(0.35)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.25)	(0.27)	(0.31)	(0.35)	(0.38)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.82	$ 10.71

Total investment return (a)	2.23%	4.56%	(0.43%)	4.33%	(0.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.55%	2.56%	3.11%	3.11%
Net expenses	0.91%	1.00%	1.08%	0.86%	0.89%
Expenses (before waiver/reimbursement)	0.94%	1.13%	1.11%	0.96%	0.97%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 55,474	$ 294,002	$ 507,633	$ 324,814	$ 58,425

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.71	$ 10.51	$ 10.88	$ 10.77	$ 11.20

Net investment income (loss)	0.24	0.29	0.28	0.34	0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.11	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.49	(0.05)	0.45	(0.07)

Less dividends and distributions:
From net investment income	(0.24)	(0.29)	(0.28)	(0.33)	(0.33)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.29)	(0.32)	(0.34)	(0.36)

Net asset value at end of year	$ 10.70	$ 10.71	$ 10.51	$ 10.88	$ 10.77

Total investment return (a)	2.11%	4.81%	(0.46%)	4.16%	(0.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%	2.71%	2.64%	3.03%	3.00%
Net expenses	1.00%	0.83%	1.01%	1.01%	1.00%
Expenses (before waiver/reimbursement)	1.03%	0.98%	1.03%	1.10%	1.09%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65%(b)
Net assets at end of year (in 000’s)	$ 6,265	$ 9,232	$ 8,350	$ 7,590	$ 8,352

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

198

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.67	$ 10.47	$ 10.84	$ 10.72	$ 11.15

Net investment income (loss)	0.17	0.21	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.03)	0.19	(0.33)	0.12	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.14	0.41	(0.13)	0.37	(0.15)

Less dividends and distributions:
From net investment income	(0.16)	(0.21)	(0.20)	(0.24)	(0.25)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.16)	(0.21)	(0.24)	(0.25)	(0.28)

Net asset value at end of year	$ 10.65	$ 10.67	$ 10.47	$ 10.84	$ 10.72

Total investment return (a)	1.36%	3.95%	(1.21%)	3.50%	(1.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.96%	1.89%	2.28%	2.24%
Net expenses	1.75%	1.57%	1.76%	1.76%	1.75%
Expenses (before waiver/reimbursement)	1.78%	1.73%	1.78%	1.85%	1.84%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 4,913	$ 6,746	$ 6,205	$ 6,794	$ 7,896

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.68	$ 10.48	$ 10.85	$ 10.73	$ 11.17

Net investment income (loss)	0.17	0.21	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.03)	0.19	(0.33)	0.12	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.14	0.41	(0.13)	0.37	(0.16)

Less dividends and distributions:
From net investment income	(0.16)	(0.21)	(0.20)	(0.24)	(0.25)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.16)	(0.21)	(0.24)	(0.25)	(0.28)

Net asset value at end of year	$ 10.66	$ 10.68	$ 10.48	$ 10.85	$ 10.73

Total investment return (a)	1.36%	3.95%	(1.20%)	3.49%	(1.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.96%	1.89%	2.28%	2.24%
Net expenses	1.75%	1.58%	1.75%	1.76%	1.75%
Expenses (before waiver/reimbursement)	1.78%	1.73%	1.78%	1.85%	1.84%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 20,215	$ 28,430	$ 24,259	$ 26,485	$ 28,683

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

199

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.83	$ 10.72	$ 11.15

Net investment income (loss)	0.28	0.31	0.32	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.12	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.27	0.51	(0.01)	0.49	(0.02)

Less dividends and distributions:
From net investment income	(0.29)	(0.31)	(0.32)	(0.37)	(0.38)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.29)	(0.31)	(0.36)	(0.38)	(0.41)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.83	$ 10.72

Total investment return (a)	2.56%	4.96%	(0.05%)	4.60%	(0.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	2.94%	3.05%	3.43%	3.41%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.67%	0.88%	0.86%	0.71%	0.72%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 1,173,384	$ 935,533	$ 1,021,724	$ 852,556	$ 762,533

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.83	$ 10.72	$ 11.15

Net investment income (loss)	0.27	0.30	0.31	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.12	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.26	0.50	(0.02)	0.48	(0.03)

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.31)	(0.36)	(0.37)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.28)	(0.30)	(0.35)	(0.37)	(0.40)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.83	$ 10.72

Total investment return (a)	2.46%	4.86%	(0.14%)	4.49%	(0.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.84%	2.95%	3.31%	3.30%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.77%	0.98%	0.96%	0.81%	0.82%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 3,627	$ 3,846	$ 3,907	$ 34	$ 26

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

200

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.65	$ 10.46	$ 10.82	$ 10.71	$ 11.14

Net investment income (loss)	0.24	0.31	0.29	0.34	0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.15	(0.33)	0.11	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.46	(0.04)	0.45	(0.06)

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.28)	(0.33)	(0.34)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.25)	(0.27)	(0.32)	(0.34)	(0.37)

Net asset value at end of year	$ 10.63	$ 10.65	$ 10.46	$ 10.82	$ 10.71

Total investment return (a)	2.18%	4.44%	(0.35%)	4.24%	(0.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.64%	2.67%	3.09%	3.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	1.02%	1.24%	1.20%	1.06%	1.07%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 127	$ 115	$ 1,266	$ 27	$ 26

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.66	$ 10.31

Net investment income (loss)	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.01)	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01

Total from investment operations	0.20	0.51

Less dividends:
From net investment income	(0.22)	(0.16)
Return of capital	(0.00)‡	—

Total dividends and distributions	(0.22)	(0.16)

Net asset value at end of period	$ 10.64	$ 10.66

Total investment return (a)	1.93%	4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	2.26%††
Net expenses	1.20%	1.20%††
Expenses (before reimbursement/waiver)	1.27%	1.48%††
Portfolio turnover rate	56%(b)	21%
Net assets at end of period (in 000’s)	$ 93	$ 79

** Commencement of operations.

†† Annualized.

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

201

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,		December 29, 2014** through October 31,
Class R6	2017	2016	2015
Net asset value at beginning of period	$ 10.66	$ 10.46	$ 10.71

Net investment income (loss)	0.29	0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.02)	0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	—

Total from investment operations	0.27	0.52	0.02

Less dividends:
From net investment income	(0.29)	(0.32)	(0.27)
Return of capital	(0.00)‡	—	—

Total dividends and distributions	(0.29)	(0.32)	(0.27)

Net asset value at end of period	$ 10.64	$ 10.66	$ 10.46

Total investment return (a)	2.62%	5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	3.02%	3.07%††
Net expenses	0.54%	0.53%	0.53%††
Expenses (before waiver/reimbursement)	0.54%	0.53%	0.55%††
Portfolio turnover rate	56%(b)	21%	28%
Net assets at end of period (in 000’s)	$ 27	$ 26	$ 26

** Commencement of operations.

†† Annualized.

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

202

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.81	$ 8.72	$ 9.27	$ 9.28	$ 9.22

Net investment income (loss) (a)	0.25	0.35	0.36	0.36	0.40
Net realized and unrealized gain (loss) on investments	0.15	0.08	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.02)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.41	(0.25)	0.32	0.45

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)

Net asset value at end of year	$ 8.90	$ 8.81	$ 8.72	$ 9.27	$ 9.28

Total investment return (b)	4.65%	4.94%	(2.70%)	3.48%	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	4.04%	4.01%	3.81%	4.25%
Net expenses (excluding short sale expenses)	1.01%	1.00%	0.96%	0.98%	1.00%
Expenses (including short sales expenses)	1.13%	1.16%	1.01%	1.04%	1.12%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 302,192	$ 412,834	$ 584,184	$ 675,552	$ 317,917

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.88	$ 8.78	$ 9.33	$ 9.34	$ 9.28

Net investment income (loss) (a)	0.24	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.42	(0.25)	0.32	0.44

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)

Net asset value at end of year	$ 8.97	$ 8.88	$ 8.78	$ 9.33	$ 9.34

Total investment return (b)	4.59%	5.00%	(2.70%)	3.42%	4.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	4.01%	3.99%	3.78%	4.12%
Net expenses (excluding short sale expenses)	1.03%	1.02%	0.98%	1.00%	1.15%
Expenses (including short sales)	1.15%	1.18%	1.03%	1.06%	1.27%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 22,033	$ 31,851	$ 32,498	$ 31,690	$ 28,341

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

203

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.77	$ 8.68	$ 9.23	$ 9.24	$ 9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.37

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$ 8.86	$ 8.77	$ 8.68	$ 9.23	$ 9.24

Total investment return (b)	3.86%	4.16%	(3.45%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.26%	3.24%	3.03%	3.38%
Net expenses (excluding short sales expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales expenses)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 15,223	$ 18,313	$ 19,833	$ 22,460	$ 19,254

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.76	$ 8.67	$ 9.22	$ 9.23	$ 9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.36

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$ 8.85	$ 8.76	$ 8.67	$ 9.22	$ 9.23

Total investment return (b)	3.86%	4.16%	(3.46%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.27%	3.24%	3.05%	3.34%
Net expenses (excluding short sale expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 167,595	$ 220,513	$ 315,183	$ 345,900	$ 113,183

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

204

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.82	$ 8.72	$ 9.28	$ 9.29	$ 9.23

Net investment income (loss) (a)	0.26	0.37	0.38	0.38	0.41
Net realized and unrealized gain (loss) on investments	0.16	0.11	(0.63)	(0.05)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.42	0.45	(0.23)	0.34	0.47

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)

Net asset value at end of year	$ 8.91	$ 8.82	$ 8.72	$ 9.28	$ 9.29

Total investment return (b)	4.90%	5.32%	(2.56%)	3.73%	5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99%	4.30%	4.25%	4.08%	4.45%
Net expenses (excluding short sale expenses)	0.76%	0.75%	0.71%	0.73%	0.75%
Expenses (including short sales)	0.88%	0.91%	0.76%	0.79%	0.87%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 837,363	$ 735,359	$ 1,263,695	$ 1,481,314	$ 294,560

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.81	$ 8.72	$ 9.27	$ 9.39

Net investment income (loss) (a)	0.23	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.02

Total from investment operations	0.39	0.41	(0.26)	0.09

Less dividends and distributions:
From net investment income	(0.30)	(0.32)	(0.29)	(0.21)
Return of capital	(0.00)‡	—	—	—

Total dividends and distributions	(0.30)	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$ 8.90	$ 8.81	$ 8.72	$ 9.27

Total investment return (b)	4.54%	4.84%	(2.81%)	0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%	3.97%	3.87%	3.78%††
Net expenses	1.11%	1.12%	1.06%	1.08%††
Expenses (including short sales)	1.23%	1.28%	1.11%	1.14%††
Short sale expenses	0.12%	0.16%	0.05%	0.06%††
Portfolio turnover rate	41%	15%	22%	19%
Net assets at end of period (in 000’s)	$ 773	$ 662	$ 112	$ 336

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

205

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$ 8.81	$ 8.20

Net investment income (loss) (a)	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.16	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.27)

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.28)	(0.19)
Return of capital	(0.00)‡	—

Total dividends and distributions	(0.28)	(0.19)

Net asset value at end of period	$ 8.90	$ 8.81

Total investment return (b)	4.28%	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%	3.32%††
Net expenses	1.36%	1.34%††
Expenses (including short sales)	1.48%	1.50%††
Short sale expenses	0.12%	0.16%
Portfolio turnover rate	41%	15%
Net assets at end of period (in 000’s)	$ 114	$ 32

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

206

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.35%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.59%	0.43%	0.13%	0.11%	0.15%
Expenses (before waiver/reimbursement)	0.60%	0.64%	0.64%	0.64%	0.65%
Net assets at end of year (in 000’s)	$ 227,572	$ 226,181	$ 243,517	$ 230,330	$ 290,028

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.14%	0.11%	0.16%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 27,087	$ 58,658	$ 56,512	$ 56,177	$ 58,774

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

207

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.14%	0.11%	0.16%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 43,351	$ 53,341	$ 58,152	$ 63,581	$ 73,803

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.13%	0.11%	0.15%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 30,831	$ 41,311	$ 41,050	$ 36,939	$ 33,254

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

208

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

J.P. Morgan

Shareholders purchasing or redeeming Investor Class shares of a Fund through a J.P. Morgan self-directed brokerage account are eligible for a waiver of both the front-end sales charge or contingent deferred sales charge, as applicable, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

209

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

210

Appendix B – Taxable Equivalent Yield Table

Taxable Equivalent Yield Table 1, 2

If your federal marginal income tax rate is equal to	a tax-free yield of
	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
	would equal a taxable yield of
12.00%	3.98%	4.55%	5.11%	5.68%	6.25%	6.82%	7.39%	7.95%
22.00%	4.49%	5.13%	5.77%	6.41%	7.05%	7.69%	8.33%	8.97%
24.00%	4.61%	5.26%	5.92%	6.58%	7.24%	7.89%	8.55%	9.31%
32.00%	5.15%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%
35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%
37.00%	5.56%	6.35%	7.14%	7.94%	8.73%	9.52%	10.32%	11.11%

1. This table reflects application of the regular federal income tax only and does not reflect the Medicare tax. Very generally, the Medicare tax is an additional 3.8% tax imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s income exceeds certain threshold amounts. Other taxes (including the Medicare tax) may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

2. This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

211

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylinvestments.com/funds/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Funds, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at nylinvestments.com/funds, or write to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Funds (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at nylinvestments.com/funds.

MS01b-02/18

Prospectus for MainStay Fixed Income and Mixed Asset Funds
MainStay Funds®	February 28, 2018

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Taxable
MainStay Floating Rate Fund	MXFAX	MXFNX	MXFBX	MXFCX	MXFIX	-	-	MXFHX	MXFEX
MainStay Indexed Bond Fund	MIXAX	MIXNX	-	-	MIXIX	-	-	-	MIXDX
MainStay MacKay Emerging Markets Debt Fund	MGHAX	MGHHX	MGHBX	MHYCX	MGHIX	-	-	-	MGHDX
MainStay MacKay Government Fund	MGVAX	MGVNX	MCSGX	MGVCX	MGOIX	-	-	-	MGVDX
MainStay MacKay High Yield Corporate Bond Fund	MHCAX	MHHIX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	MHYTX	MHYSX
MainStay MacKay Short Duration High Yield Fund	MDHAX	MDHVX	-	MDHCX	MDHIX	-	MDHRX	MDHTX	MDHEX
MainStay MacKay Total Return Bond Fund	MTMAX	MTMNX	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	MTRVX	MTRDX
MainStay MacKay Unconstrained Bond Fund	MASAX	MSYDX	MASBX	MSICX	MSDIX	-	MSIRX	MSDJX	MSYEX

Tax-Exempt
MainStay MacKay California Tax Free Opportunities Fund	MSCAX	MSCVX	-	MSCCX	MCOIX	-	-	-	MSODX
MainStay MacKay High Yield Municipal Bond Fund	MMHAX	MMHVX	-	MMHDX	MMHIX	-	-	-	MMHEX
MainStay MacKay New York Tax Free Opportunities Fund	MNOAX	MNOVX	-	MNOCX	MNOIX	-	-	-	MNODX
MainStay MacKay Tax Free Bond Fund	MTBAX	MKINX	MKTBX	MTFCX	MTBIX	-	-	-	MTBDX

Money Market
MainStay Money Market Fund	MMAXX	MKTXX	MKMXX	MSCXX	-	-	-	-	-

Mixed Asset
MainStay Balanced Fund	MBNAX	MBINX	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX	MBERX
MainStay Income Builder Fund	MTRAX	MTINX	MKTRX	MCTRX	MTOIX	-	MTXRX	MTXVX	MTODX
MainStay MacKay Convertible Fund	MCOAX	MCINX	MCSVX	MCCVX	MCNVX	-	-	-	MCNDX

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Taxable

Tax-Exempt

MainStay MacKay California Tax Free Opportunities Fund	51
MainStay MacKay High Yield Municipal Bond Fund	57
MainStay MacKay New York Tax Free Opportunities Fund	63
MainStay MacKay Tax Free Bond Fund	69

Money Market

MainStay Money Market Fund	75

Mixed Asset

MainStay Floating Rate Fund

Investment Objective

The Fund seeks high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	3.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	None
Other Expenses	0.17%	0.22%	0.22%	0.22%	0.17%	0.26%	0.05%
Total Annual Fund Operating Expenses	1.01%	1.06%	1.81%	1.81%	0.76%	1.35%	0.64%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also reflects Class B shares converting into Investor Class shares in year 4; fees could be lower if you are eligible to convert to Class A shares instead. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 400	$ 405	$ 184	$ 484	$ 184	$ 284	$ 78	$ 137	$ 65
3 Years	$ 612	$ 627	$ 569	$ 769	$ 569	$ 569	$ 243	$ 428	$ 205
5 Years	$ 841	$ 867	$ 894	$ 894	$ 980	$ 980	$ 422	$ 739	$ 357
10 Years	$ 1,499	$ 1,555	$ 1,583	$ 1,583	$ 2,127	$ 2,127	$ 942	$ 1,624	$ 798
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed-income and variable rate debt securities and money

MainStay Floating Rate Fund

market securities or instruments. When NYL Investors LLC (“NYL Investors”), the Fund's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Fund's position in a holding if it no longer believes the holding will contribute to meeting the investment objectives of the Fund. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

MainStay Floating Rate Fund

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P/LSTA Leveraged Loan Index as its primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the Credit Suisse Leveraged Loan Index as its secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

MainStay Floating Rate Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	13.81%
Worst Quarter
4Q/08	-18.29%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	5/3/2004	4.05%	3.45%	3.97%
Return After Taxes on Distributions
Class I		2.23%	1.72%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.28%	1.83%	2.36%
Return Before Taxes
Class A	5/3/2004	0.68%	2.59%	3.41%
Investor Class	2/28/2008	0.62%	2.58%	3.91%
Class B	5/3/2004	-0.14%	2.41%	2.89%
Class C	5/3/2004	1.85%	2.41%	2.88%
Class R3	2/29/2016	3.32%	6.63%	N/A
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		4.12%	4.03%	4.85%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		4.25%	4.33%	4.57%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2004
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not

MainStay Floating Rate Fund

available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay Indexed Bond Fund

Investment Objective

The Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	0.22%	0.49%	0.23%	0.11%
Total Annual Fund Operating Expenses	0.72%	0.99%	0.48%	0.36%
Waivers / Reimbursements[3]	0.00%	(0.06)%	(0.07)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.72%	0.93%	0.41%	0.36%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets over $1 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I	Class R6
Class
1 Year	$ 371	$ 392	$ 42	$ 37
3 Years	$ 523	$ 600	$ 147	$ 116
5 Years	$ 689	$ 825	$ 262	$ 202
10 Years	$ 1,168	$ 1,471	$ 597	$ 456
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

MainStay Indexed Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that NYL Investors LLC (“NYL Investors”), the Fund’s Subadvisor, believes will correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Fund, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Fund in an active manner by using economic, financial or market analysis.

The Fund may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the U.S. The Fund may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Fund may invest in mortgage dollar rolls, which are transactions in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns, improve correlation or reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs an analytical approach to tracking the securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index. Using this method, the Fund invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Bloomberg Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Fund's portfolio. The correlation between the investment performance of the Fund and the Bloomberg Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Bloomberg Barclays U.S. Aggregate Bond Index.

The weighted average life of the securities in the Fund's portfolio will approximate the weighted average life of securities in the Bloomberg Barclays U.S. Aggregate Bond Index, which will vary from time to time. The weighted average life of the Bloomberg Barclays U.S. Aggregate Bond Index as of December 31, 2017 was 8.20 years.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Index Strategy Risk: The Fund employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Fund's portfolio. If the value of the Bloomberg Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Fund are also likely to decline. Also, the Fund's fees and expenses will reduce the Fund's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term

MainStay Indexed Bond Fund

debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Correlation Risk: The Fund's ability to track the Bloomberg Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Bloomberg Barclays U.S. Aggregate Bond Index or the number of shares outstanding for the components of the Bloomberg Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Fund's shares. Therefore, there is no assurance that the investment performance of the Fund will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

MainStay Indexed Bond Fund

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
4Q/08	5.94%
Worst Quarter
4Q/16	-3.12%

MainStay Indexed Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	3.19%	1.73%	3.80%
Return After Taxes on Distributions
Class I		2.03%	0.50%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		1.86%	0.80%	2.46%
Return Before Taxes
Class A	1/2/2004	-0.18%	0.79%	3.11%
Investor Class	2/28/2008	-0.45%	0.60%	2.86%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
NYL Investors LLC	Donald F. Serek, Managing Director	Since 2004
	Thomas J. Girard, Senior Managing Director*	Since 2007
	Kenneth Sommer, Senior Director	Since 2017

* Thomas Girard will serve as portfolio manager for the Fund until June 2018.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments

MainStay Indexed Bond Fund

are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay Emerging Markets Debt Fund

(formerly known as MainStay Emerging Markets Debt Fund)

Investment Objective

The Fund seeks current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.24%	0.44%	0.44%	0.44%	0.24%	0.13%
Total Annual Fund Operating Expenses	1.22%	1.42%	2.17%	2.17%	0.97%	0.86%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 569	$ 588	$ 220	$ 720	$ 220	$ 320	$ 99	$ 88
3 Years	$ 820	$ 879	$ 679	$ 979	$ 679	$ 679	$ 309	$ 274
5 Years	$ 1,090	$ 1,191	$ 1,164	$ 1,364	$ 1,164	$ 1,164	$ 536	$ 477
10 Years	$ 1,861	$ 2,075	$ 2,313	$ 2,313	$ 2,503	$ 2,503	$ 1,190	$ 1,061
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

MainStay MacKay Emerging Markets Debt Fund

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed income securities of issuers in emerging markets. MacKay Shields LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors such as the development of a country’s financial and capital markets and inclusion in an index considered by the Subadvisor to be representative of emerging markets.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. The debt securities in which the Fund invests may consist of securities that are rated below investment grade. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services and Baa3 by Moody's Investors Service, Inc., or if unrated, are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields LLC. Securities rated below investment grade by independent rating agencies are commonly referred to as “high yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's principal investments include Yankee (dollar-denominated) debt securities, Brady Bonds, variable rate notes, mortgage-related and asset-backed securities and mortgage dollar rolls. The Fund may also invest in derivative instruments, such as floaters, including inverse floaters, forward commitments, futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund may invest up to 15% of its total assets in swaps, including credit default swaps. The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

In unusual market conditions, the Fund may invest all or a portion of its assets in fixed income securities of countries with established economies.

Investment Process: The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and, finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors it deems relevant such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and/or governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to

MainStay MacKay Emerging Markets Debt Fund

sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central

MainStay MacKay Emerging Markets Debt Fund

clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the JPMorgan EMBI Global Diversified Index as its primary benchmark. The JPMorgan EMBI Global Diversified Index is a market capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective February 28, 2017, the Fund revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Fund’s prior principal investment strategies. Past performance may have been different if the revised principal investment strategies had been in place prior to that date.

MainStay MacKay Emerging Markets Debt Fund

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	13.07%
Worst Quarter
4Q/08	-8.94%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	6/1/1998	5.26%	1.71%	5.40%
Return After Taxes on Distributions
Class B		4.14%	-0.17%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		2.96%	0.43%	3.36%
Return Before Taxes
Class A	6/1/1998	6.32%	2.05%	5.88%
Investor Class	2/28/2008	6.10%	1.86%	5.81%
Class C	9/1/1998	9.14%	2.02%	5.41%
Class I	8/31/2007	11.59%	3.25%	6.62%
JPMorgan EMBI Global Diversified Index (reflects no deductions for fees, expenses, or taxes)		10.26%	4.58%	7.29%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Jakob Bak, Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A

MainStay MacKay Emerging Markets Debt Fund

subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay Government Fund

(formerly known as MainStay Government Fund)

Investment Objective

The Fund seeks current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.25%	0.55%	0.55%	0.55%	0.25%	0.14%
Total Annual Fund Operating Expenses	1.00%	1.30%	2.05%	2.05%	0.75%	0.64%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 547	$ 576	$ 208	$ 708	$ 208	$ 308	$ 77	$ 65
3 Years	$ 754	$ 844	$ 643	$ 943	$ 643	$ 643	$ 240	$ 205
5 Years	$ 978	$ 1,131	$ 1,103	$ 1,303	$ 1,103	$ 1,103	$ 417	$ 357
10 Years	$ 1,620	$ 1,947	$ 2,187	$ 2,187	$ 2,379	$ 2,379	$ 930	$ 798
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

MainStay MacKay Government Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (as well as government sponsored enterprises). These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Fund also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Fund's investment strategies, MacKay Shields LLC, the Fund's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Investments in the Fund are not guaranteed. While some of the Fund's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

MainStay MacKay Government Fund

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and

MainStay MacKay Government Fund

ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Government Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
4Q/08	6.08%
Worst Quarter
4Q/16	-3.04%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	-4.14%	-0.52%	1.90%
Return After Taxes on Distributions
Class B		-4.61%	-1.07%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		-2.34%	-0.63%	1.22%
Return Before Taxes
Class A	1/3/1995	-2.76%	-0.09%	2.39%
Investor Class	2/28/2008	-2.97%	-0.33%	2.08%
Class C	9/1/1998	-0.15%	-0.17%	1.89%
Class I	1/2/2004	2.17%	1.10%	3.17%
Bloomberg Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)		2.30%	1.28%	3.23%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012

MainStay MacKay Government Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay High Yield Corporate Bond Fund

(formerly known as MainStay High Yield Corporate Bond Fund)

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.19%	0.24%	0.24%	0.24%	0.19%	0.29%	0.29%	0.29%	0.05%
Total Annual Fund Operating Expenses	0.98%	1.03%	1.78%	1.78%	0.73%	0.83%	1.08%	1.33%	0.59%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; 0.525% on assets from $5 billion to $7 billion; 0.50% on assets from $7 billion to $10 billion; 0.49% on assets from $10 billion to $15 billion; and 0.48% on assets over $15 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 545	$ 550	$ 181	$ 681	$ 181	$ 281	$ 75	$ 85	$ 110	$ 135	$ 60
3 Years	$ 748	$ 763	$ 560	$ 860	$ 560	$ 560	$ 233	$ 265	$ 343	$ 421	$ 189
5 Years	$ 967	$ 993	$ 964	$ 1,164	$ 964	$ 964	$ 406	$ 460	$ 595	$ 729	$ 329
10 Years	$ 1,597	$ 1,653	$ 1,897	$ 1,897	$ 2,095	$ 2,095	$ 906	$ 1,025	$ 1,317	$ 1,601	$ 738
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

MainStay MacKay High Yield Corporate Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Fund may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Fund may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Fund invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

MainStay MacKay High Yield Corporate Bond Fund

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with

MainStay MacKay High Yield Corporate Bond Fund

respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark as a replacement for the Credit Suisse High Yield Index. The Fund selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	16.82%
Worst Quarter
4Q/08	-17.62%

MainStay MacKay High Yield Corporate Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	5/1/1986	0.69%	4.23%	5.70%
Return After Taxes on Distributions
Class B		-1.35%	1.86%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		0.37%	2.19%	3.34%
Return Before Taxes
Class A	1/3/1995	1.74%	4.42%	6.07%
Investor Class	2/28/2008	1.55%	4.37%	6.41%
Class C	9/1/1998	4.68%	4.55%	5.70%
Class I	1/2/2004	6.79%	5.65%	6.80%
Class R1	6/29/2012	6.51%	5.51%	6.28%
Class R2	5/1/2008	6.42%	5.28%	6.75%
Class R3	2/29/2016	6.02%	12.30%	N/A
Class R6	6/17/2013	6.79%	5.70%	N/A
ICE BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)		7.48%	5.81%	7.96%
Credit Suisse High Yield Index (reflects no deductions for fees, expenses, or taxes)		7.03%	5.72%	7.61%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

MainStay MacKay High Yield Corporate Bond Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay Short Duration High Yield Fund

(formerly known as MainStay Short Duration High Yield Fund)

Investment Objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.14%	0.21%	0.21%	0.14%	0.24%	0.24%	0.05%
Total Annual Fund Operating Expenses	1.04%	1.11%	1.86%	0.79%	1.14%	1.39%	0.70%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 403	$ 410	$ 189	$ 289	$ 81	$ 116	$ 142	$ 72
3 Years	$ 621	$ 642	$ 585	$ 585	$ 252	$ 362	$ 440	$ 224
5 Years	$ 857	$ 893	$ 1,006	$ 1,006	$ 439	$ 628	$ 761	$ 390
10 Years	$ 1,533	$ 1,611	$ 2,180	$ 2,180	$ 978	$ 1,386	$ 1,669	$ 871
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. Debt securities in which the Fund may invest include all types of debt obligations such as bonds, debentures, notes, bank debt, loan participations, commercial paper, floating rate loans, U.S. Government securities (including obligations, such as repurchase agreements, secured by such

MainStay MacKay Short Duration High Yield Fund

instruments), and convertible corporate bonds. The Fund will generally seek to maintain a weighted average duration of three years or less, although the Fund may invest in instruments of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may invest up to 20% of its net assets in equity securities, including preferred shares. The Fund also may invest in securities of non-U.S. issuers. The Fund may hold cash or invest in investment grade short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund seeks to minimize interest rate risk through its emphasis on duration management and investments in securities with short and intermediate maturities. The Fund invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

MainStay MacKay Short Duration High Yield Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong

MainStay MacKay Short Duration High Yield Fund

financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index as its primary benchmark. The ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

MainStay MacKay Short Duration High Yield Fund

Annual Returns, Class I Shares

(by calendar year 2013-2017)

Best Quarter
2Q/16	4.27%
Worst Quarter
3Q/15	-1.68%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	12/17/2012	4.64%	4.89%	4.78%
Return After Taxes on Distributions
Class I		2.69%	2.73%	2.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.61%	2.73%	2.65%
Return Before Taxes
Class A	12/17/2012	1.25%	4.01%	3.91%
Investor Class	12/17/2012	1.17%	3.89%	3.77%
Class C	12/17/2012	2.52%	3.76%	3.65%
Class R2	12/17/2012	4.18%	4.51%	4.41%
Class R3	2/29/2016	4.02%	8.53%	N/A
ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index (reflects no deductions for fees, expenses, or taxes)		5.37%	4.64%	4.65%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A

MainStay MacKay Short Duration High Yield Fund

subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay Total Return Bond Fund

(formerly known as MainStay Total Return Bond Fund)

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.19%	0.28%	0.28%	0.28%	0.17%	0.27%	0.27%	0.27%	0.04%
Total Annual Fund Operating Expenses	0.94%	1.03%	1.78%	1.78%	0.67%	0.77%	1.02%	1.27%	0.54%
Waivers / Reimbursements[4]	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.07)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	0.90%	0.99%	1.74%	1.74%	0.60%	0.73%	0.98%	1.23%	0.54%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.50% on assets up to $1 billion; 0.475% on assets from $1 billion to $3 billion; and 0.465% on assets over $3 billion.

4. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of its average daily net assets: Class A, 0.90%; and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 538	$ 546	$ 177	$ 677	$ 177	$ 277	$ 61	$ 75	$ 100	$ 125	$ 55
3 Years	$ 732	$ 759	$ 556	$ 856	$ 556	$ 556	$ 207	$ 242	$ 321	$ 399	$ 173
5 Years	$ 943	$ 989	$ 961	$ 1,161	$ 961	$ 961	$ 366	$ 424	$ 559	$ 693	$ 302
10 Years	$ 1,549	$ 1,649	$ 1,894	$ 1,894	$ 2,091	$ 2,091	$ 828	$ 950	$ 1,244	$ 1,530	$ 677

MainStay MacKay Total Return Bond Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities, such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; and loan participation interests. The Fund will generally seek to maintain a weighted average duration within 2.5 years (plus or minus) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security/portfolio to changes in interest rates. Duration incorporates a bond's yield, coupon, final maturity and call features into one number, expressed in years, that indicates how price-sensitive a bond or portfolio is to changes in interest rates. The longer the duration of a security/portfolio, the more sensitive it will be to changes in interest rates. As of December 31, 2017, the weighted average duration of the Fund and Bloomberg Barclays U.S. Aggregate Bond Index were 5.75 years and 5.98 years, respectively.

At least 65% percent of the Fund's total assets will be invested in investment grade debt securities, as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's Ratings Services ("S&P") or Baa3 or better by Moody's Investors Service, Inc. ("Moody's") when purchased, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities rated below investment grade by an independent rating agency or, if not rated, determined to be of equivalent quality by the Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in mortgage dollar rolls, to-be-announced ("TBA") securities transactions, variable rate notes and floaters.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. Commercial paper must be, when purchased, rated in the highest rating category by an independent rating agency, such as A-1 by S&P or Prime-1 by Moody's, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Investment Process: In pursuing the Fund's investment strategy, MacKay Shields LLC, the Fund’s Subadvisor, conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in managing the Fund and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

MainStay MacKay Total Return Bond Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

MainStay MacKay Total Return Bond Fund

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

MainStay MacKay Total Return Bond Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	4.40%
Worst Quarter
2Q/13	-2.72%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	1/2/1991	4.63%	2.35%	4.75%
Return After Taxes on Distributions
Class I		3.46%	0.97%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.61%	1.16%	3.09%
Return Before Taxes
Class A	1/2/2004	-0.38%	1.06%	3.91%
Investor Class	2/28/2008	-0.52%	1.02%	3.76%
Class B	1/2/2004	-1.50%	0.85%	3.54%
Class C	1/2/2004	2.50%	1.21%	3.54%
Class R1	6/29/2012	4.53%	2.23%	2.76%
Class R2	6/29/2012	4.25%	1.96%	2.50%
Class R3	2/29/2016	3.99%	3.82%	N/A
Class R6	12/29/2014	4.71%	2.68%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not

MainStay MacKay Total Return Bond Fund

available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay Unconstrained Bond Fund

(formerly known as MainStay Unconstrained Bond Fund)

Investment Objective

The Fund seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%	None
Other Expenses
Interest Expense on Securities Sold Short	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Broker Fees and Charges on Short Sales	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Remainder of Other Expenses	0.19%	0.21%	0.21%	0.21%	0.19%	0.29%	0.29%	0.03%
Total Other Expenses	0.31%	0.33%	0.33%	0.33%	0.31%	0.41%	0.41%	0.15%
Total Annual Fund Operating Expenses	1.13%	1.15%	1.90%	1.90%	0.88%	1.23%	1.48%	0.72%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 560	$ 562	$ 193	$ 693	$ 193	$ 293	$ 90	$ 125	$ 151	$ 74
3 Years	$ 793	$ 799	$ 597	$ 897	$ 597	$ 597	$ 281	$ 390	$ 468	$ 230
5 Years	$ 1,044	$ 1,054	$ 1,026	$ 1,226	$ 1,026	$ 1,026	$ 488	$ 676	$ 808	$ 401
10 Years	$ 1,763	$ 1,785	$ 2,027	$ 2,027	$ 2,222	$ 2,222	$ 1,084	$ 1,489	$ 1,768	$ 894
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

MainStay MacKay Unconstrained Bond Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Fund may invest in debt securities that are rated investment grade and below investment grade by an independent rating agency. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Fund may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Fund may invest up to 15% of its net assets in equity securities.

The Fund intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Fund will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Fund’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Fund will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Fund may invest up to 25% of its total assets in swaps.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 20% of the Fund’s net assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Fund’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions. The Fund may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter

MainStay MacKay Unconstrained Bond Fund

maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be

MainStay MacKay Unconstrained Bond Fund

subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

MainStay MacKay Unconstrained Bond Fund

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index as well as two additional benchmarks. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as its secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate ("LIBOR") with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MainStay MacKay Unconstrained Bond Fund

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective February 28, 2013, the Fund changed its investment objective and principal investment strategies. The performance in the bar chart and table prior to that date reflects the Fund's prior investment objective and principal investment strategies. Past performance may have been different if the revised investment objective and principal investment strategies had been in place prior to that date.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	9.93%
Worst Quarter
4Q/08	-7.60%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	2/28/1997	-1.10%	1.53%	4.07%
Return After Taxes on Distributions
Class B		-1.98%	0.27%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		-0.63%	0.66%	2.50%
Return Before Taxes
Class A	2/28/1997	0.09%	1.78%	4.48%
Investor Class	2/28/2008	0.03%	1.72%	4.46%
Class C	9/1/1998	3.02%	1.91%	4.07%
Class I	1/2/2004	4.95%	2.96%	5.23%
Class R2	2/28/2014	4.58%	2.00%	N/A
Class R3	2/29/2016	4.32%	7.84%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)		1.11%	0.50%	0.84%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)		4.06%	2.00%	3.82%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

MainStay MacKay Unconstrained Bond Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Louis N. Cohen, Senior Managing Director	Since 2009
	Joseph Cantwell, Managing Director	Since February 2018
	Shu-Yang Tan, Managing Director	Since February 2018
	Matt Jacob, Managing Director	Since February 2018
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay California Tax Free Opportunities Fund

(formerly known as MainStay California Tax Free Opportunities Fund)

Investment Objective

The Fund seeks current income exempt from federal and California income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	None	None
Other Expenses	0.07%	0.11%	0.11%	0.07%	0.05%
Total Annual Fund Operating Expenses	0.82%	0.86%	1.11%	0.57%	0.55%
Waivers / Reimbursements[2,3]	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.05)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	0.75%	0.79%	1.04%	0.50%	0.50%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 523	$ 527	$ 106	$ 206	$ 51	$ 51
3 Years	$ 693	$ 705	$ 346	$ 346	$ 176	$ 171
5 Years	$ 878	$ 899	$ 605	$ 605	$ 311	$ 302
10 Years	$ 1,412	$ 1,457	$ 1,345	$ 1,345	$ 707	$ 684

MainStay MacKay California Tax Free Opportunities Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and California income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of California. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and California income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investors Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from California income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii)

MainStay MacKay California Tax Free Opportunities Fund

reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

MainStay MacKay California Tax Free Opportunities Fund

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

California State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. California may experience financial difficulties due to the economic environment. Any deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service, state tax authorities or noncompliant conduct of a bond issuer.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than

MainStay MacKay California Tax Free Opportunities Fund

those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays California Municipal Bond Index as its primary benchmark. The Bloomberg Barclays California Municipal Bond Index is a market value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2014-2017)

Best Quarter
1Q/14	5.42%
Worst Quarter
4Q/16	-4.77%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	2/28/2013	6.75%	4.54%
Return After Taxes on Distributions
Class I		6.72%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		5.32%	4.34%
Return Before Taxes
Class A	2/28/2013	1.59%	3.26%
Investor Class	2/28/2013	1.55%	3.20%
Class C	2/28/2013	5.18%	3.91%
Bloomberg Barclays California Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.63%	3.31%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

MainStay MacKay California Tax Free Opportunities Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2013
	Robert DiMella, Executive Managing Director	Since 2013
	Michael Petty, Senior Managing Director	Since 2013
	David Dowden, Managing Director	Since 2013
	Scott Sprauer, Managing Director	Since 2013
	Frances Lewis, Managing Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and California state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay High Yield Municipal Bond Fund

(formerly known as MainStay High Yield Municipal Bond Fund)

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes. The Fund's secondary investment objective is total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.08%	0.11%	0.11%	0.08%	0.03%
Total Annual Fund Operating Expenses	0.87%	0.90%	1.65%	0.62%	0.57%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.55% on assets up to $1 billion; 0.54% on assets from $1 billion to $3 billion; 0.53% on assets from $3 billion to $5 billion; and 0.52% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 535	$ 538	$ 168	$ 268	$ 63	$ 58
3 Years	$ 715	$ 724	$ 520	$ 520	$ 199	$ 183
5 Years	$ 911	$ 926	$ 897	$ 897	$ 346	$ 318
10 Years	$ 1,474	$ 1,508	$ 1,955	$ 1,955	$ 774	$ 714
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds. The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may

MainStay MacKay High Yield Municipal Bond Fund

be includable in taxable income for purposes of the federal alternative minimum tax). Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Although the Fund may invest in municipal bonds in any rating category, MacKay Shields LLC, the Fund's Subadvisor, intends to invest at least 65% of the Fund's net assets in medium- to low-quality bonds as rated by an independent rating agency (such as bonds rated BBB+ or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa1 or lower by Moody's Investors Service, Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P, Fitch or Moody's), or if unrated, judged to be of comparable quality by the Subadvisor ("distressed securities"). Some obligations rated below investment grade are commonly referred to as "junk bonds." It is possible that the Fund could invest up to 100% of its net assets in these securities. However, the Fund reserves the right to invest less than 65% of its net assets in medium to low-quality bonds if the Subadvisor determines that there is insufficient supply of such obligations available that are appropriate for investment or for temporary defensive measures. The Fund will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. Some of the Fund's earnings may be subject to federal income tax and most may be subject to state and local taxes.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify tax-exempt securities it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzes individual municipal securities and sectors.

Generally, the Fund will invest in distressed securities when the Subadvisor believes that such an investment offers significant potential for higher returns or can be exchanged for other securities that offer this potential. However, the Fund cannot guarantee that it will achieve these returns or that an issuer will make an exchange offer or emerge from bankruptcy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

MainStay MacKay High Yield Municipal Bond Fund

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

MainStay MacKay High Yield Municipal Bond Fund

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such securities at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of a broad-based securities market index, as well as a composite index. The Fund has selected the Bloomberg Barclays Municipal Bond Index as its primary benchmark. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative

MainStay MacKay High Yield Municipal Bond Fund

minimum tax or with floating or zero coupons are excluded. The Fund has selected the High Yield Municipal Bond Composite Index as its secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40% respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2011-2017)

Best Quarter
1Q/14	6.46%
Worst Quarter
4Q/16	-6.04%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	3/31/2010	8.87%	5.40%	7.83%
Return After Taxes on Distributions
Class I		8.79%	5.31%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		6.88%	5.14%	7.21%
Return Before Taxes
Class A	3/31/2010	3.71%	4.17%	6.94%
Investor Class	3/31/2010	3.70%	4.13%	6.89%
Class C	3/31/2010	6.78%	4.33%	6.73%
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.45%	3.02%	4.31%
High Yield Municipal Bond Composite Index (reflects no deductions for fees, expenses, or taxes)		7.98%	3.83%	5.72%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

MainStay MacKay High Yield Municipal Bond Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2010
	Robert DiMella, Executive Managing Director	Since 2010
	Michael Petty, Senior Managing Director	Since 2010
	David Dowden, Managing Director	Since 2014
	Scott Sprauer, Managing Director	Since 2014
	Frances Lewis, Managing Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay New York Tax Free Opportunities Fund

(formerly known as MainStay New York Tax Free Opportunities Fund)

Investment Objective

The Fund seeks current income exempt from federal and New York state and, in some cases, New York local income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	None	None
Other Expenses	0.08%	0.12%	0.11%	0.08%	0.05%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.84%	0.88%	1.12%	0.59%	0.56%
Waivers / Reimbursements[2,3]	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.05)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	0.76%	0.80%	1.04%	0.51%	0.51%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

3. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 524	$ 528	$ 106	$ 206	$ 52	$ 52
3 Years	$ 698	$ 710	$ 348	$ 348	$ 181	$ 174
5 Years	$ 887	$ 908	$ 609	$ 609	$ 321	$ 308
10 Years	$ 1,433	$ 1,478	$ 1,356	$ 1,356	$ 730	$ 697

MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and New York income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of New York. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and New York income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investors Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from New York income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii)

MainStay MacKay New York Tax Free Opportunities Fund

reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

MainStay MacKay New York Tax Free Opportunities Fund

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

New York State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. New York may experience financial difficulties due to the economic environment. Any deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service, state tax authorities or noncompliant conduct of a bond issuer.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than

MainStay MacKay New York Tax Free Opportunities Fund

those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays New York Municipal Bond Index as its primary benchmark. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2013-2017)

Best Quarter
1Q/14	5.37%
Worst Quarter
2Q/13	-4.77%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/14/2012	5.83%	3.85%	4.63%
Return After Taxes on Distributions
Class I		5.81%	3.84%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.95%	3.84%	4.45%
Return Before Taxes
Class A	5/14/2012	0.81%	2.64%	3.51%
Investor Class	5/14/2012	0.88%	2.57%	3.43%
Class C	5/14/2012	4.26%	3.24%	4.00%
Bloomberg Barclays New York Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.09%	3.01%	3.17%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

MainStay MacKay New York Tax Free Opportunities Fund

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2012
	Robert DiMella, Executive Managing Director	Since 2012
	Michael Petty, Senior Managing Director	Since 2012
	David Dowden, Managing Director	Since 2012
	Scott Sprauer, Managing Director	Since 2012
	Frances Lewis, Managing Director	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares, and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and New York state and, in some cases, New York local income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay Tax Free Bond Fund

(formerly known as MainStay Tax Free Bond Fund)

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.50%	None	None
Other Expenses	0.13%	0.11%	0.11%	0.11%	0.13%	0.03%
Total Annual Fund Operating Expenses	0.81%	0.79%	1.04%	1.04%	0.56%	0.46%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.45% on assets up to $500 million; 0.425% on assets from $500 million to $1 billion; 0.40% on assets from $1 billion to $5 billion; and 0.39% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 529	$ 527	$ 106	$ 606	$ 106	$ 206	$ 57	$ 47
3 Years	$ 697	$ 691	$ 331	$ 631	$ 331	$ 331	$ 179	$ 148
5 Years	$ 879	$ 869	$ 574	$ 774	$ 574	$ 574	$ 313	$ 258
10 Years	$ 1,407	$ 1,384	$ 1,201	$ 1,201	$ 1,271	$ 1,271	$ 701	$ 579
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

MainStay MacKay Tax Free Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds that are rated investment grade by at least one independent rating agency (i.e., within the highest four quality ratings by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Ratings). On average, the Fund will invest in municipal bonds that have a maturity range of 10 to 30 years. Municipal bonds are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions and agencies, authorities and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in unrated securities deemed by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs a relative value research-driven approach to achieve the Fund's investment objective. The Subadvisor's strategies include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Subadvisor may engage in various portfolio strategies to achieve the Fund's investment objective, to seek to enhance the Fund's investment return and to seek to hedge the portfolio against adverse effects from movements in interest rates and in the securities markets.

The Subadvisor uses active management in an effort to identify mispriced tax-exempt securities and build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market and tax policies, and analyzes individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-

MainStay MacKay Tax Free Bond Fund

income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these

MainStay MacKay Tax Free Bond Fund

securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays Municipal Bond Index as its primary benchmark. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	8.29%
Worst Quarter
4Q/10	-4.99%

MainStay MacKay Tax Free Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	0.37%	2.92%	4.35%
Return After Taxes on Distributions
Class B		0.36%	2.91%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		1.46%	2.98%	4.19%
Return Before Taxes
Class A	1/3/1995	0.76%	2.60%	4.19%
Investor Class	2/28/2008	0.87%	2.58%	4.56%
Class C	9/1/1998	4.26%	3.25%	4.35%
Class I	12/21/2009	5.77%	3.79%	5.47%
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.45%	3.02%	4.46%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2009
	Robert DiMella, Executive Managing Director	Since 2009
	Michael Petty, Senior Managing Director	Since 2011
	David Dowden, Managing Director	Since 2014
	Scott Sprauer, Managing Director	Since 2014
	Frances Lewis, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable

MainStay MacKay Tax Free Bond Fund

income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay Money Market Fund

Investment Objective

The Fund seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Investor Class	Class B1	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.18%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	0.58%	0.77%	0.77%	0.77%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million up to $1 billion; and 0.30% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B	Class C
Class
1 Year	$ 59	$ 79	$ 79	$ 79
3 Years	$ 186	$ 246	$ 246	$ 246
5 Years	$ 324	$ 428	$ 428	$ 428
10 Years	$ 726	$ 954	$ 954	$ 954

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share using the amortized cost method of valuation by operating as a “retail money market fund,” as such term is defined or interpreted pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended. As a “retail money market fund,” the Fund may be subject to the implementation of liquidity fees and redemption gates.

The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit, bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floaters, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

The Fund will generally invest in obligations that mature in 397 days or less, substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Fund's Subadvisor, seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Subadvisor selects securities based on an analysis of the creditworthiness of the issuer. The

MainStay Money Market Fund

Subadvisor works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments.

Stable Net Asset Value Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company or other issuer once believed to be an issuer of high-quality, short-term securities. The Fund is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Money Market Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often

MainStay Money Market Fund

part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The average annual total returns table shows how the Fund's average annual total returns for the one-, five- and ten-year periods compare to those of a money market fund average. The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

For certain periods, the Manager voluntarily has waived or reimbursed the Fund’s expenses to the extent it deemed appropriate to enhance the Fund’s yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Fund’s returns would have been lower. Performance is not shown for classes with less than one calendar year of performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
1Q/08	0.84%
Worst Quarter
1Q/13	0.00%

MainStay Money Market Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class A	0.45%	0.10%	0.26%
Investor Class	0.26%	0.06%	0.17%*
Class B	0.26%	0.06%	0.23%
Class C	0.26%	0.06%	0.23%
7-day current yield
Class A: 0.84%
Investor Class: 0.61%
Class B: 0.61%
Class C: 0.61%
Average Lipper Money Market Fund
(reflects no deductions for fees and taxes)	0.61%	0.16%	0.36%

* Investor Class shares commenced operations on February 28, 2008.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

How to Purchase and Sell Shares

Investments in the Fund are limited to accounts beneficially owned by natural persons. The Fund will deny purchases of Fund shares to investors that do not satisfy the eligibility requirements to invest in a retail money market fund (i.e., investors who are not natural persons).

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, and $15,000 for Class A shares. A subsequent investment minimum of $50 applies for investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Class B shares are closed to all new purchases and additional investmens.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to limit beneficial owners of the Fund to natural persons, the Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund.” Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

MainStay Balanced Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.15%	0.31%	0.32%	0.32%	0.15%	0.25%	0.26%	0.25%	0.05%
Acquired (Underlying) Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.14%	1.30%	2.06%	2.06%	0.89%	0.99%	1.25%	1.49%	0.79%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 660	$ 675	$ 209	$ 709	$ 209	$ 309	$ 91	$ 101	$ 127	$ 152	$ 81
3 Years	$ 892	$ 939	$ 646	$ 946	$ 646	$ 646	$ 284	$ 315	$ 397	$ 471	$ 252
5 Years	$ 1,143	$ 1,224	$ 1,108	$ 1,308	$ 1,108	$ 1,108	$ 493	$ 547	$ 686	$ 813	$ 439
10 Years	$ 1,860	$ 2,032	$ 2,195	$ 2,195	$ 2,390	$ 2,390	$ 1,096	$ 1,213	$ 1,511	$ 1,779	$ 978
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 191% of the average value of its portfolio.

MainStay Balanced Fund

Principal Investment Strategies

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Fund will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Fund’s Manager, based on its tactical view of the market. The Fund may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to rebalance the Fund’s allocation between equity and fixed-income securities.

The Fund may invest up to 20% of its net assets in foreign securities, but only in countries the Subadvisors consider stable, and only in securities considered to be of high quality. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Fund, and MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the equity portion of the Fund, will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: MacKay Shields generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. MacKay Shields considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $653.7 million to $62.5 billion as of December 31, 2017), the S&P MidCap 400® Index (which ranged from $946 million to $13.1 billion as of December 31, 2017), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that MacKay Shields determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe.

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. MacKay Shields also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Fund's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they

MainStay Balanced Fund

did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying

MainStay Balanced Fund

instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices, as well as a composite index. The Fund has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Fund has selected

MainStay Balanced Fund

the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

The Fund’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	13.23%
Worst Quarter
4Q/08	-13.31%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/1/1989	9.87%	9.69%	6.66%
Return After Taxes on Distributions
Class I		7.61%	7.63%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		6.50%	7.13%	5.05%
Return Before Taxes
Class A	1/2/2004	3.58%	8.19%	5.78%
Investor Class	2/28/2008	3.39%	8.00%	6.08%
Class B	1/2/2004	3.58%	8.13%	5.40%
Class C	12/30/2002	7.59%	8.42%	5.40%
Class R1	1/2/2004	9.76%	9.59%	6.55%
Class R2	1/2/2004	9.65%	9.33%	6.30%
Class R3	4/28/2006	9.20%	9.03%	6.02%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)		13.34%	14.68%	9.10%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses, or taxes)		2.14%	1.50%	3.32%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		8.78%	9.37%	7.18%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

MainStay Balanced Fund

Management

New York Life Investment Management LLC serves as the Fund's Manager and oversees the investment portfolio of the Fund. NYL Investors LLC serves as the Fund’s Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. MacKay Shields LLC serves as the Fund's Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Fund.

Manager/Subadvisors	Portfolio Managers	Fund Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2017
NYL Investors LLC	Thomas J. Girard, Senior Managing Director*	Since 2008
	Donald F. Serek, Managing Director	Since 2012
	Kenneth Sommer, Senior Director	Since 2017
MacKay Shields LLC	Andrew Ver Planck, Senior Vice President	Since 2013
	Migene Kim, Vice President	Since 2014

* Thomas Girard will serve as portfolio manager for the Fund until June 2018.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay Income Builder Fund

Investment Objective

The Fund seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.15%	0.28%	0.28%	0.28%	0.15%	0.25%	0.25%	0.05%
Total Annual Fund Operating Expenses	1.01%	1.14%	1.89%	1.89%	0.76%	1.11%	1.36%	0.66%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million up to $1 billion; 0.575% on assets from $1 billion up to $5 billion; and 0.565% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 647	$ 660	$ 192	$ 692	$ 192	$ 292	$ 78	$ 113	$ 138	$ 67
3 Years	$ 854	$ 892	$ 594	$ 894	$ 594	$ 594	$ 243	$ 353	$ 431	$ 211
5 Years	$ 1,077	$ 1,143	$ 1,021	$ 1,221	$ 1,021	$ 1,021	$ 422	$ 612	$ 745	$ 368
10 Years	$ 1,718	$ 1,860	$ 2,016	$ 2,016	$ 2,212	$ 2,212	$ 942	$ 1,352	$ 1,635	$ 822
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

MainStay Income Builder Fund

Principal Investment Strategies

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Fund, may use equity index and fixed-income futures to manage the Fund’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Fund's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Fund, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund's investment objective, the Fund may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds."

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Fund may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Fund: The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

MainStay Income Builder Fund

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

MainStay Income Builder Fund

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the

MainStay Income Builder Fund

contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of certain broad-based securities market indices and to the Blended Benchmark Index, a composite representation prepared by the Manager of the performance of the Fund's asset classes weighted according to their respective weightings in the Fund's target range. The Blended Benchmark Index is comprised of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively.

The Fund has selected the MSCI World Index as its benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

MainStay Income Builder Fund

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	9.82%
Worst Quarter
4Q/08	-14.22%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	12/29/1987	6.13%	7.17%	5.16%
Return After Taxes on Distributions
Class B		4.85%	5.66%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		4.13%	5.24%	3.83%
Return Before Taxes
Class A	1/3/1995	5.98%	7.26%	5.59%
Investor Class	2/28/2008	5.82%	7.06%	5.90%
Class C	9/1/1998	10.10%	7.48%	5.15%
Class I	1/2/2004	12.37%	8.75%	6.47%
Class R2	2/27/2015	11.98%	4.59%	N/A
Class R3	2/29/2016	11.70%	12.43%	N/A
Blended Benchmark Index (reflects no deductions for fees, expenses, or taxes)		12.62%	6.91%	4.88%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as Subadvisor for the Fund's equity investments. MacKay Shields LLC serves as Subadvisor for the Fund's fixed-income investments, and is responsible for the overall asset allocation decisions for the Fund.

MainStay Income Builder Fund

Manager/Subadvisors	Portfolio Managers	Fund Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since February 2018
	Jonathon Swaney, Managing Director	Since February 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Louis N. Cohen, Senior Managing Director	Since 2010
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

MainStay MacKay Convertible Fund

(formerly known as MainStay Convertible Fund)

Investment Objective

The Fund seeks capital appreciation together with current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 120 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None
Other Expenses	0.16%	0.32%	0.32%	0.32%	0.16%	0.04%
Total Annual Fund Operating Expenses	0.99%	1.15%	1.90%	1.90%	0.74%	0.62%
Waivers / Reimbursements[4]	0.00%	0.00%	0.00%	0.00%	(0.13)%	(0.01)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4]	0.99%	1.15%	1.90%	1.90%	0.61%	0.61%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets over $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC (“New York Life Investments”) under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

4. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.61% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 645	$ 661	$ 193	$ 693	$ 193	$ 293	$ 62	$ 62
3 Years	$ 848	$ 895	$ 597	$ 897	$ 597	$ 597	$ 223	$ 198
5 Years	$ 1,067	$ 1,148	$ 1,026	$ 1,226	$ 1,026	$ 1,026	$ 399	$ 345
10 Years	$ 1,696	$ 1,871	$ 2,027	$ 2,027	$ 2,222	$ 2,222	$ 906	$ 773

MainStay MacKay Convertible Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Fund may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Fund's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Fund may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Fund may invest in foreign securities, which are securities issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable

MainStay MacKay Convertible Fund

to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those

MainStay MacKay Convertible Fund

shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch U.S. Convertible Index as its primary benchmark. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.57%
Worst Quarter
4Q/08	-17.45%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	4.80%	9.12%	5.62%
Return After Taxes on Distributions
Class B		3.14%	7.13%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		3.95%	6.61%	4.10%
Return Before Taxes
Class A	1/3/1995	4.71%	9.19%	6.01%
Investor Class	2/28/2008	4.60%	8.99%	6.24%
Class C	9/1/1998	8.81%	9.40%	5.62%
Class I	11/28/2008	11.24%	10.72%	13.26%
ICE BofA Merrill Lynch U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		13.70%	10.74%	7.35%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001

MainStay MacKay Convertible Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at nylinvestments.com/funds. Class R6 shares are generally available only to certain retirement plans held with the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

More About Investment Strategies and Risks

Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. The Funds may be subject to risks to different degrees. Not all investments/strategies of the Funds may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain of the Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund's Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, the market value of such investments may be counted for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. Except with respect to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund, a Fund's policy to invest at least 80% of its assets in such a manner is "non-fundamental," which means that it may be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in a Fund's non-fundamental investment policy with respect to investments of the type suggested by its name.

The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund also have names which suggest a focus on a particular type of investment (MainStay High Yield Municipal Bond Fund's name suggests investment in municipal bonds; however Rule 35d-1 under the 1940 Act does not apply to the "High Yield" portion of the Fund's name). In accordance with Rule 35d-1 under the 1940 Act, each of these Funds (except the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund) has adopted a policy that it will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. In accordance with Rule 35d-1 under the 1940 Act, the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund each have adopted a policy that it will invest at least 80% of the value of its assets in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California and New York income taxes, respectively. The investment policy of MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund to invest at least 80% of its assets in such a manner is "fundamental," which means that it may not be changed without the vote of a majority of the respective Fund's outstanding shares as defined in the 1940 Act. For the purpose of satisfying the 80% investment restriction of the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, respectively, each Fund may consider federal and California, or federal and New York income tax exemptions separately, as applicable. An individual bond may satisfy the federal and/or California or federal and/or New York income tax exemption, as applicable. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including ETFs that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

More About Investment Strategies and Risks

California State Specific Risk

The MainStay California Tax Free Opportunities Fund invests primarily in municipal bonds issued by or on behalf of the State of California and its political subdivisions, agencies, authorities and instrumentalities. As a result, the Fund is more exposed to the risks affecting issuers of California municipal bonds than is a municipal bond fund that invests more widely.

Most local government agencies within the State, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety and a weakened economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiatives since 1978. Individual local governments may also have local initiatives that affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, have all been adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, authorities and instrumentalities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s NAV or the distributions paid by the Fund.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest

More About Investment Strategies and Risks

rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Fund's performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at or near historically low levels. The Funds may be subject to heightened interest rate risk because the Federal Reserve may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in a Fund's income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund's susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Fund, including the Municipal Bond Funds, or result in the deferral of losses that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders. As series of investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

Future regulatory developments may impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

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Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Fund has invested, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Equity Securities

Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

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• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which a Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Fund’s rights to exercise remedies against collateral or may impose procedures that delay the Fund’s receipt of proceeds of collateral. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Fund’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to the Fund, including limiting or delaying the remedies or collateral available to the Fund. In addition, if the Fund holds certain floating rate loans, a Fund may be required to exercise its rights collectively with other creditors or through an agent bank or other

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intermediary acting on behalf of multiple creditors, and the value of a Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Fund will typically purchase loans via assignment, which makes a Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Fund may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Funds' ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain

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obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

High Yield Municipal Bond Risk

Certain Funds may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Fund's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Fund’s valuation policies.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, a Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where a Fund would suffer a loss on

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the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting a Fund's NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Leverage

To the extent a Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Fund to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. Certain Funds are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Securities purchased by a Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in a Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. A Fund (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate net asset values. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

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Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), such as the Funds. The rule may negatively impact a Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to Fund strategies in the future. The compliance date for certain requirements of the new rule is currently December 1, 2018 and June 1, 2019 for other requirements of the new rule.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Funds invest. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

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MainStay Money Market Fund

Money market funds are subject to rules governing their portfolios, including with respect to maturity, quality, diversification, liquidity, liquidity fees and the temporary suspensions of redemptions. The MainStay Money Market Fund’s investment strategies are designed to comply with these portfolio and other requirements. In addition, the Fund intends to qualify as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” below for additional information. As a “retail money market fund,” the Fund may value its securities using the amortized cost method of valuation as permitted under the rules governing money market funds.

Money Market/Short-Term Securities Risk

To the extent that a Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for a Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Fund foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Fund.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, a Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Fund invests. In addition, certain regulatory changes may increase the costs to a Fund of investing in asset-backed securities and a Fund’s investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Funds' assets are managed by multiple Subadvisors. A Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of a Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for a Fund. One or more Subadvisors to a Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

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The multi-manager approach may also cause a Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of a Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause a Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

New York State Specific Risk

The MainStay New York Tax Free Opportunities Fund will invest in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal bonds than is a municipal bond fund that invests more widely. Such risks include, but are not limited to, the performance of the national and New York economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the federal government, including audits, disallowances, changes in aid levels and changes to Medicaid rules.

In addition, the economy of New York City is dependent on the financial industry. As a result, a downturn in the financial industry may affect New York City and the State of New York more than other states and municipalities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding

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such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Repurchase Agreements

The Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund’s use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

Short Selling

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

Certain Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each

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participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Fund investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Taxability Risk

Certain Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to a Fund’s acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), each Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

The MainStay Money Market Fund also may invest outside the scope of its principal investment strategies in cash and securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money

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if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Value Stocks

Certain Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

Variable Rate Demand Obligations Risks

A variable rate demand instrument is generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Fund. Depending on the interest rate environment, a Fund may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Fund from receiving the higher interest rate payments in a timely manner. Additionally, a Fund will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Fund chooses not to hold the security to maturity and instead exercises the demand feature. A Fund is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Fund is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the variable rate demand instrument.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities. Recently finalized rules include certain mandatory margin requirements for the to-be-announced (“TBA”) market, which may require the Funds to post collateral in connection with their TBA transactions.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the U.S. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield

The amount of income received by a Fund will vary, and there can be no guarantee that a Fund will achieve or maintain any particular level of yield. The yields received by a Fund on its investments will vary from day to day depending on various factors, including changes in short-term interest rates. A Fund’s yield will generally decline as interest rates decline. If interest rates increase, the Fund’s yield may not increase proportionately. During periods of very low short-term interest rates, a Fund’s expenses could absorb all or a portion of the Fund’s income, and the Fund may not be able to maintain a positive yield.

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund

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receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Closed-End Funds

Certain Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Initial Public Offerings ("IPOs")

IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Investments by Shareholders

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs.

Lending of Portfolio Securities

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Boards. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Operational and Cyber Security Risk

The Funds are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Funds and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption or destruction and denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with

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a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, a Subadvisor or the Fund.

Risk of Increase in Expenses

Your actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Information Regarding Bloomberg Barclays U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at nylinvestments.com/funds. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund and MainStay Epoch Global Equity Yield Fund.

• “MainStay Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Income Builder Fund and MainStay MacKay Convertible Fund.

• “MainStay Tax-Exempt Funds” collectively refers to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund and MainStay Money Market Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

Shareholder Guide

• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The MainStay Funds offer Investor Class, and Class A, C, I, R1, R2, R3 and R6 shares, as applicable. Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Each share class of a MainStay Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from the Fund’s sales arrangements. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a MainStay Fund you choose to purchase, how you wish to purchase shares of a MainStay Fund and the MainStay Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The MainStay Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries may be eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur greater or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the MainStay Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund

Shareholder Guide

shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a MainStay Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a charge that is deducted from the proceeds when you redeem MainStay Fund shares (that is, sell shares back to the MainStay Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class B or Class C shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Different intermediaries may impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

	Class A1	Investor Class[1]	Class B 2	Class C1	Class I	Class R1	Class R2	Class R3	Class R6
Initial sales charge	Yes	Yes	None	None	None	None	None	None	None
Contingent deferred sales charge	None[3]	None[3]	Sliding scale during the first six years after purchase[4]	1% on sale of shares held for one year or less[5]	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75%[6] distribution and 0.25% service (1.00% total)[7]	0.75%[6] distribution and 0.25% service (1.00% total) [7]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%	None
Conversion feature	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]
Purchase maximum[9]	None	None	N/A	$1,000,000[10]	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the MainStay Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees.

2. Class B shares are closed to all new purchases and additional investments.

3. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund; or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund). However, for purchases of Class A and Investor Class shares of each Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without

Shareholder Guide

an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

5. The CDSC period for MainStay Floating Rate Fund is a sliding scale during the first four years after purchase.

6. 18 months or less with respect to MainStay MacKay Short Duration High Yield Fund.

7. 0.25% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

8. 0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund.

9. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between

Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

10. Does not apply to purchases by certain retirement plans.

11. $250,000 or more for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more for MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain MainStay Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than six years, for most MainStay Funds). Class C shares may be more economical if you intend to hold your shares for a shorter term (six years or less, for most MainStay Funds). Class I and Class R6 shares are the most economical, regardless of amount invested or intended holding period. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans held with a MainStay Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the MainStay Fund). Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the MainStay Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the Statement of Additional Information (“SAI”) for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Please also note that if your account balance falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

• Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $15,000, you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

Shareholder Guide

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A Share Considerations

• Generally, Class A shares have a minimum initial investment amount of $15,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C shares generally will be reduced by such class specific expenses (to the extent a MainStay Fund has undistributed net income) and investment performance of Class C shares will be lower than that of Class A shares. As a result, you are usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class B Share Considerations

• Effective February 28, 2017, Class B shares of the MainStay Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Funds as permitted by the applicable exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

• When Class B shares were offered, no initial sales charge was incurred upon investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

• You should consult with your financial adviser to assess your Class B share investments in light of your particular circumstances.

• In most circumstances, you will pay a CDSC if you sell Class B shares within six years (four years with respect to MainStay Floating Rate Fund) of buying them (see "Information on Sales Charges"). Exchanging Class B shares into the MainStay Money Market Fund

Shareholder Guide

may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information. There are exceptions, which are described in the SAI.

• Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

• If you intend to hold your shares less than six years (four years with respect to MainStay Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most MainStay Funds.

• When you sell Class B shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). Exchanging Class B shares into the MainStay Money Market Fund may impact your eligibility to convert at the end of the calendar quarter, eight years (four years with respect to MainStay Floating Rate Fund) after the date they were purchased. Please see “Exchanging Shares Among MainStay Funds” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

• You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to MainStay MacKay Short Duration High Yield Fund). Exchanging Class C shares may impact your holding period. Please see “Exchanging Shares Among MainStay Funds” for more information.

• When you sell Class C shares of a MainStay Fund, to minimize your sales charges, the MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.

• The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund).

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.

— Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;

— Existing Class I Shareholder; or

Shareholder Guide

— Existing or retired MainStay Funds Trustee, current Portfolio Manager of a MainStay Fund or an employee of a Subadvisor.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class R1, Class R2, Class R3 and Class R6 Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2 and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• The MainStay Asset Allocation Funds and MainStay Target Date Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

• $15,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

• There is no minimum initial investment and no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the MainStay Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares

Shareholder Guide

through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the MainStay Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class C Shares

All MainStay Funds except MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Funds, MainStay Epoch Funds, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these MainStay Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and

• Institutional Investors, the MainStay Funds' existing and retired Trustees, current Portfolio Managers of the MainStay Funds and employees of Subadvisors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3 and Class R6 Shares

If you are eligible to invest in Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds, there are no minimum initial or subsequent purchase amounts.

INFORMATION ON SALES CHARGES

The MainStay Funds make available (free of charge) information regarding sales charges at nylinvestments.com/funds/prices.

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the MainStay Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Absolute Return Multi-Strategy Fund, MainStay Balanced Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Conservative Allocation Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay U.S. Equity Opportunities Fund, MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%

Shareholder Guide

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Indexed Bond Fund and MainStay MacKay S&P 500 Index Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $500,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1,

Shareholder Guide

2017 and July 31, 2017 and within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge prior to January 1, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

MainStay MacKay Tax Advantaged Short Term Bond Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class B Shares

Effective February 28, 2017, Class B shares were closed to all new purchases and additional investments. Class B shares were sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years with respect to MainStay Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. Class B shares of MainStay Money Market Fund are not subject to a sales charge. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All MainStay Funds which offer Class B Shares (except MainStay Floating Rate Fund)

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

Shareholder Guide

MainStay Floating Rate Fund

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase (18 months with respect to MainStay MacKay Short Duration High Yield Fund), a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of MainStay Money Market Fund are not subject to a sales charge.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (four years with respect to MainStay Floating Rate Fund) or Class C shares during the preceding year (18 months with respect to MainStay MacKay Short Duration High Yield Fund). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The MainStay Funds first redeem the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years (four years with respect to MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) prior to the redemption for Class C shares; plus

• the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years (four years with respect to MainStay Floating Rate Fund) for Class B shares or one year (18 months with respect to MainStay MacKay Short Duration High Yield Fund) for Class C shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The MainStay Funds make available (free of charge) information regarding sales charge reductions and waivers on our website at nylinvestments.com/funds/prices.

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the MainStay Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each MainStay Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in

Shareholder Guide

Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the MainStay Funds. If you are buying MainStay Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your MainStay Fund holdings or planned MainStay Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of DST Asset Manager Solutions, Inc. that is assigned to the Fund. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the MainStay Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of MainStay Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Shareholder Guide

Purchases Through Financial Intermediaries

The MainStay Funds have authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the MainStay Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the MainStay Funds through these firms.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase MainStay Fund shares. The MainStay Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the MainStay Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

For purchases of Class A and Investor Class shares of each MainStay Fund (except MainStay MacKay Tax Advantaged Short Term Bond Fund) made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares of MainStay MacKay Tax Advantaged Short Term Bond Fund made on or after August 1, 2017, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed, however, on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months with respect to MainStay MacKay Short Duration High Yield Fund of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on purchases of Class A and Investor Class shares at NAV through financial intermediaries or by persons that are affiliated with or have a relationship with New York Life or its affiliates.

In addition, the CDSC on subject Class A, Investor Class, Class B and Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders ("QDROs") and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a MainStay Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the MainStay MacKay Short Duration High Yield Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Investor Class, Class B and Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold MainStay Fund shares. The MainStay Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The contingent deferred sales charge waivers

Shareholder Guide

available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782); see our website at nylinvestments.com/funds/prices; and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class, Class A or Class R2 shares, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively (0.50% for MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 shares. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Shareholder Services Plans

Each MainStay Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such MainStay Fund.

Pursuant to the Shareholder Services Plans, each MainStay Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• Class A share, Class I share, Class R1 share, Class R2 share, Class R3 share and Class R6 share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the MainStay Funds deduct funds directly from the client's checking or savings account;

• New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

Shareholder Guide

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling MainStay Fund shares or are listed on MainStay Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the MainStay Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the MainStay Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the MainStay Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

Shareholder Guide

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from MainStay Fund assets or the Distributor’s or an affiliate’s resources. Class R6 shares do not provide for the payment of sales commissions, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the MainStay Fund’s shares.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and the Subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the Prospectus because the payments are not made by the MainStay Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING MAINSTAY FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same MainStay Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same MainStay Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I, Class R1, Class R2, Class R3 and Class R6 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3 or Class R6 shares of the MainStay Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Special Note for MainStay Target Date Funds

The MainStay Target Date Funds are generally sold to retirement plans and individual retirement accounts only through certain financial intermediaries.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

Shareholder Guide

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Effective May 11, 2018, certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identity of beneficial owners. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. Neither the MainStay Funds, New York Life Investments nor the Board will be responsible for any loss in your account or tax liability resulting from any account closure or associated redemption of MainStay Fund shares.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same MainStay Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the same MainStay Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A or Class I shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same MainStay Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares. An investor may directly or through his or her financial intermediary contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the

Shareholder Guide

recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

Shareholder Guide

Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at nylinvestments.com/funds

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylinvestments.com/funds

Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The MainStay Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the MainStay Funds at least 3 days prior to the scheduled purchase.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day after receiving your request in good order. However, it may take up to seven days to do so.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, MainStay Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

Shareholder Guide

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each MainStay Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each MainStay Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

Shareholder Guide

You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the MainStay Funds. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylinvestments.com/funds to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding MainStay Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the MainStay Funds. For more information, please call 800-MAINSTAY (624-6782).

The Prospectus and SAI, related regulatory filings, and any other MainStay Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The MainStay Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor or other parties who provide services to the Funds.

Shareholder Guide

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be effected through a distribution of the MainStay Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another MainStay Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

Shareholder Guide

• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the MainStay Audio Response System and website at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylinvestments.com/funds, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

Shareholder Guide

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund's NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain MainStay Funds have higher investment minimums. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay Absolute Return Multi-Strategy Fund	MainStay MacKay Convertible Fund
MainStay Balanced Fund	MainStay MacKay Emerging Markets Debt Fund
MainStay Candriam Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund
MainStay Conservative Allocation Fund	MainStay MacKay Growth Fund
MainStay Cushing MLP Premier Fund	MainStay MacKay International Equity Fund
MainStay Cushing Renaissance Advantage Fund	MainStay MacKay International Opportunities Fund
MainStay Cushing Energy Income Fund	MainStay MacKay New York Tax Free Opportunities Fund**
MainStay Epoch Capital Growth Fund	MainStay MacKay S&P 500 Index Fund
MainStay Epoch Global Choice Fund	MainStay MacKay Short Duration High Yield Fund
MainStay Epoch Global Equity Yield Fund	MainStay MacKay Tax Advantaged Short Term Bond Fund
MainStay Epoch International Choice Fund	MainStay MacKay Tax Free Bond Fund
MainStay Epoch U.S. All Cap Fund	MainStay MacKay Total Return Bond Fund
MainStay Epoch U.S. Equity Yield Fund	MainStay MacKay Unconstrained Bond Fund
MainStay Epoch U.S. Small Cap Fund	MainStay MacKay U.S. Equity Opportunities Fund
MainStay Floating Rate Fund	MainStay MAP Equity Fund
MainStay Growth Allocation Fund	MainStay Moderate Allocation Fund

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MainStay Income Builder Fund	MainStay Moderate Growth Allocation Fund
MainStay Indexed Bond Fund	MainStay Money Market Fund
MainStay Large Cap Growth Fund	MainStay Retirement 2010 Fund
MainStay MacKay Government Fund	MainStay Retirement 2020 Fund
MainStay MacKay High Yield Corporate Bond Fund	MainStay Retirement 2030 Fund
MainStay MacKay High Yield Municipal Bond Fund	MainStay Retirement 2040 Fund
MainStay MacKay California Tax Free Opportunities Fund*	MainStay Retirement 2050 Fund
MainStay MacKay Common Stock Fund	MainStay Retirement 2060 Fund

*  The Fund is registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund or are otherwise eligible for purchase. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial intermediary, by visiting nylinvestments.com/funds or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

Daily Dividend MainStay Fund Exchanges

If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares of the same class in another MainStay Fund, any dividends that have been declared but not yet distributed will be credited to the new MainStay Fund account. If you exchange all your shares in the MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund or MainStay Money Market Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to the last MainStay Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively

Shareholder Guide

impact the MainStay Fund’s performance. For example, the Manager or a Subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

Shareholder Guide

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the Subadvisor(s) (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at nylinvestments.com/funds 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate MainStay Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

Shareholder Guide

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Convertible Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

Shareholder Guide

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Tax-Exempt Funds

The MainStay Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay MacKay California Tax Free Opportunities Fund and MainStay MacKay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

Shareholder Guide

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay MacKay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay MacKay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay MacKay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay MacKay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay MacKay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by MainStay MacKay New York Tax Free Opportunities Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay Tax Advantaged Short Term Bond Fund

MainStay MacKay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the MainStay MacKay Tax Advantaged Short Term Bond Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the MainStay MacKay Tax Advantaged Short Term Bond Fund to be able to pay distributions from its net tax-exempt income. Although the MainStay MacKay Tax Advantaged Short Term Bond Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the MainStay MacKay Tax Advantaged Short Term Bond Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the MainStay MacKay Tax Advantaged Short Term Bond Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the MainStay MacKay Tax Advantaged Short Term Bond Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay

Shareholder Guide

Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. As a regular corporation, the MLP Premier Fund is also subject to state and local income and other taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income and other tax liabilities in multiple state and local jurisdictions, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 21%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any taxable year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized

Shareholder Guide

in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as tax preference items for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such tax preference items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a

Shareholder Guide

particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (i.e., average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the MainStay Fund would not be eligible for the 20% deduction for their share of such taxable income.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the MainStay Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the

Shareholder Guide

distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a MainStay Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2017, New York Life Investments and its affiliates managed approximately $542.6 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2017, the Funds paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2017
MainStay Balanced Fund	0.70%
MainStay Floating Rate Fund	0.59%
MainStay Income Builder Fund	0.61%
MainStay Indexed Bond Fund	0.25%
MainStay MacKay California Tax Free Opportunities Fund	0.50%
MainStay MacKay Convertible Fund	0.58%
MainStay MacKay Emerging Markets Debt Fund	0.73%
MainStay MacKay Government Fund	0.50%
MainStay MacKay High Yield Corporate Bond Fund	0.54%
MainStay MacKay High Yield Municipal Bond Fund	0.54%
MainStay MacKay New York Tax Free Opportunities Fund	0.50%
MainStay MacKay Short Duration High Yield Fund	0.65%
MainStay MacKay Tax Free Bond Fund	0.43%
MainStay MacKay Total Return Bond Fund	0.50%
MainStay MacKay Unconstrained Bond Fund	0.57%
MainStay Money Market Fund	0.42%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2017.

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The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive or reimburse expenses of the MainStay Money Market Fund to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. These expense limitation policies are voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this Prospectus.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the MainStay Total Return Bond Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets.

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay MacKay Convertible Fund: Class I, 0.61%.

MainStay MacKay Government Fund: Class A, 1.00%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except Class R6.

MainStay MacKay Short Duration High Yield Fund: Class A, 1.05%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except Class R6.

MainStay MacKay High Yield Municipal Bond Fund: Class A, 0.875%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I shares.

MainStay MacKay Tax Free Bond Fund: Class A, 0.82%, with an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except Class R6.

MainStay Money Market Fund: Class A, 0.70%, Investor Class, 0.80%, Class B, 0.80% and Class C, 0.80%.

All Funds (Class R6):

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I.

This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds, is responsible for the overall asset allocation of the MainStay Balanced Fund and contributes to the asset allocation decisions of the MainStay Income Builder Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay MacKay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs

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seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor.

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. The shareholders of the Funds that are series of The MainStay Funds, including: MainStay Income Builder Fund; MainStay MacKay Convertible Fund; MainStay MacKay Emerging Markets Debt Fund; MainStay MacKay Government Fund; MainStay MacKay High Yield Corporate Bond Fund; MainStay MacKay Tax Free Bond Fund; MainStay MacKay Unconstrained Bond Fund; and MainStay Money Market Fund, have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors.

The shareholders of MainStay Balanced Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund, series of MainStay Funds Trust, have also approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors.

Shareholders of the Funds that have approved the use of the Prior Order must separately approve the use of the Current Order before it may be relied upon to hire or to modify existing or future subadvisory agreements with Wholly-Owned Subadvisors. The shareholders of the Funds that are covered by this Prospectus have not approved the use of the Current Order with respect to affiliated subadvisors, including any Wholly-Owned Subadvisors.

The following Funds, which are series of MainStay Funds Trust, may not rely on any of the relief granted by the Current Order without first obtaining shareholder approval: MainStay Floating Rate Fund; MainStay Indexed Bond Fund; MainStay MacKay Tax Advantaged Short Term Bond Fund; and MainStay MacKay Total Return Bond Fund.

Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Funds. See the SAI for a breakdown of fees.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2017, Epoch managed approximately $49.5 billion in assets. Epoch is the subadvisor to the equity portion of the MainStay Income Builder Fund.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2017, MacKay Shields managed approximately $97.7 billion in assets. MacKay Shields is the subadvisor to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund, as well as the MainStay Balanced Fund's equity investments. MacKay Shields serves as subadvisor for the MainStay Income Builder Fund’s fixed-income investments, and is Committee chair for the overall asset allocation decisions for the Fund. As a result, MacKay Shields may be subject to potential conflicts of interest in allocating the Fund’s assets. Therefore, MacKay

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Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of NYLIM. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2017, NYL Investors managed approximately $236.4 billion in assets. NYL Investors is the subadvisor to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund and the fixed-income portion of the MainStay Balanced Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Jakob Bak, PhD, CFA

Mr. Bak has managed the the MainStay MacKay Emerging Markets Debt Fund since 2011. Mr. Bak joined MacKay Shields in 2011 as a Director and is a Portfolio Analyst with the Global Fixed Income team. Prior to joining MacKay Shields, Mr. Bak was a Senior Investment Strategist/Vice President with Pareto Partners from 2007 to 2011. Mr. Bak holds a PhD from Ohio University, a BA from Cornell University and is a Chartered Financial Analyst® (“CFA®”) charterholder. He has been in the investment management industry since 2000.

Mark A. Campellone

Mr. Campellone has managed the MainStay Floating Rate Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

Joseph Cantwell

Mr. Cantwell has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Earlier in his career, he worked at Morgan Stanley as a Credit Analyst. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

Louis N. Cohen, CFA

Mr. Cohen has managed the MainStay MacKay Unconstrained Bond Fund since 2009, the fixed-income investments for the MainStay Income Builder Fund since 2010, MainStay MacKay Government Fund and MainStay MacKay Total Return Bond Fund since 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. Mr. Cohen is also a CFA® charterholder.

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Robert H. Dial

Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since its inception in 2004. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $14 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the MainStay MacKay Tax Free Bond Fund since 2009, MainStay MacKay High Yield Municipal Fund since 2010, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

David Dowden

Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012, MainStay MacKay California Tax Free Opportunities Fund since 2013, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since 2014. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Thomas J. Girard

Mr. Girard has managed the MainStay Indexed Bond Fund since 2007 and the MainStay Balanced Fund since 2008. Mr. Girard is a Senior Managing Director and Head of Fixed Income Investors within NYL Investors. He joined New York Life Investments in 2007 (NYL Investors’ predecessor). Mr. Girard is responsible for managing Public Fixed-Income assets. He received a BS from St. John Fisher College and an MBA from Fordham University.

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Matt Jacob

Mr. Jacob has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Jacob joined the firm as a Portfolio Analyst for the Global Fixed Income team in 2011. Prior to joining MacKay, he worked at KDI Capital Partners where as an Equity Sector Leader/Analyst he led the firm’s fundamental research efforts in the core consumer sector. Prior to KDI, Mr. Jacob worked at Buckingham Research Group and Johnson Rice & Company, LLC, where he gained extensive experience in equity sales and research. He received his MBA with a concentration in Finance from Tulane University, Freeman School of Business in 2006 and a BS in Finance with a specialization in Internal Audit from Louisiana State University in 2001. He has been in the investment research industry since 2002.

Migene Kim, CFA

Ms. Kim is a Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay Balanced Fund since 2014. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

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Frances Lewis

Ms. Lewis has managed the MainStay MacKay Tax Free Bond Fund since 2014, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay New York Tax Free Opportunities Fund since 2017. She joined MacKay Shields in July 2009 and is currently a Managing Director. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the MainStay MacKay Tax Free Bond Fund since 2009, MainStay MacKay High Yield Municipal Bond Fund since 2010, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay MacKay High Yield Municipal Bond Fund since 2010, MainStay MacKay Tax Free Bond Fund since 2011, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

William W. Priest, CFA

Mr. Priest has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

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Steven H. Rich

Mr. Rich has managed the MainStay MacKay Government Fund since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

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Dan Roberts

Mr. Roberts has managed the MainStay MacKay Unconstrained Bond Fund, the fixed-income investments for MainStay Income Builder Fund since 2009, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund and MainStay MacKay Total Return Bond Fund since 2011. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

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Donald F. Serek, CFA

Mr. Serek has managed the MainStay Indexed Bond Fund since 2004 and the MainStay Balanced Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and Head of the Investment Grade Portfolio Management Team. Mr. Serek joined New York Life Investments in 2000 (NYL Investors’ predecessor). Mr. Serek is responsible for managing all third-party fixed-income portfolios including retail mutual funds and institutional separate accounts. Mr. Serek received his BBA in Finance and Economics from Temple University and is a CFA® charterholder.

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Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay MacKay Convertible Fund in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA® charterholder.

Kenneth Sommer

Mr. Sommer is a Senior Director of the Fixed Income Investors division within NYL Investors LLC and has been a portfolio manager for MainStay Balanced Fund and MainStay Indexed Bond Fund since 2017. Mr. Sommer joined New York Life Investments in 2005 and has 15 years of investment experience. Prior to joining New York Life Investments, Mr. Sommer was an investment analyst at MetLife Investments. Mr. Sommer received a BS from Binghamton University and an M.B.A. from Fordham University.

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Scott Sprauer

Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012, MainStay MacKay California Tax Free Opportunities Fund since 2013, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since 2014. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

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Andrew Susser

Mr. Susser has managed the MainStay MacKay Short Duration High Yield Fund since 2012 and MainStay MacKay High Yield Corporate Bond Fund since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1986.

Know With Whom You Are Investing

Jonathan Swaney

Mr. Swaney has managed the MainStay Balanced Fund since 2017 and MainStay Income Builder Fund since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

OK.Y
Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Tan joined MacKay Shields in 2010, as a Trader in the Global Fixed Income Division. Prior to joining MacKay Shields, he was a Portfolio Manager and Head of Research for UBS Global Asset Management. Earlier in his career, he worked for Eaton Vance as a Portfolio Manager of Global Fixed Income and for Wells Fargo Bank and FT Interactive. He earned an MBA from University of California at Berkeley and a BS from York University. He became a CFA Charterholder in 1992 and has been in the investment management industry since 1988.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the equity portion of the MainStay Income Builder Fund since 2014. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Arthur S. Torrey

Mr. Torrey has managed the MainStay Floating Rate Fund since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay Income Builder Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

Know With Whom You Are Investing

Andrew Ver Planck, CFA

Mr. Ver Planck has managed the MainStay Balanced Fund since 2013. He is a Managing Director and Head of the Systematic Equity team, as well as the team’s Lead Portfolio Manager. He has been with MacKay Shields LLC or its predecessors since 2005. As lead of the Systematic Equity research team, he is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He has been in the investment management industry since 2000 and is a CFA® charterholder.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the equity portion of the MainStay Income Builder Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Quantitative Research and Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay Balanced Fund since 2011 and MainStay Income Builder Fund since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, is included in each Fund’s Annual Report, which is available upon request.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.27	$ 32.13	$ 34.91	$ 33.91	$ 28.37

Net investment income (loss) (a)	0.39	0.40	0.37	0.32	0.32
Net realized and unrealized gain (loss) on investments	2.80	0.79	0.03	3.19	5.54

Total from investment operations	3.19	1.19	0.40	3.51	5.86

Less dividends and distributions:
From net investment income	(0.39)	(0.40)	(0.32)	(0.31)	(0.32)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.83)	(2.05)	(3.18)	(2.51)	(0.32)

Net asset value at end of year	$ 33.63	$ 31.27	$ 32.13	$ 34.91	$ 33.91

Total investment return (b)	10.32%	3.95%	1.06%	11.08%	20.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.30%(c)	1.12%	0.95%	1.04%
Net expenses	1.10%	1.11%(d)	1.13%	1.13%	1.16%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 281,174	$ 240,565	$ 244,512	$ 229,459	$ 185,670

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.

(d) Without the custody fee reimbursement, net expenses would have been 1.12%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.29	$ 32.14	$ 34.93	$ 33.93	$ 28.39

Net investment income (loss) (a)	0.34	0.35	0.32	0.27	0.27
Net realized and unrealized gain (loss) on investments	2.79	0.80	0.02	3.19	5.53

Total from investment operations	3.13	1.15	0.34	3.46	5.80

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.27)	(0.26)	(0.26)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.77)	(2.00)	(3.13)	(2.46)	(0.26)

Net asset value at end of year	$ 33.65	$ 31.29	$ 32.14	$ 34.93	$ 33.93

Total investment return (b)	10.13%	3.82%	0.91%	10.85%	20.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.14%(c)	0.98%	0.79%	0.86%
Net expenses	1.26%	1.26%(d)	1.27%	1.29%	1.34%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 55,541	$ 81,762	$ 81,571	$ 79,169	$ 73,801

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.

(d) Without the custody fee reimbursement, net expenses would have been 1.27%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.15	$ 32.01	$ 34.81	$ 33.82	$ 28.30

Net investment income (loss) (a)	0.09	0.12	0.08	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.78	0.79	0.01	3.18	5.51

Total from investment operations	2.87	0.91	0.09	3.20	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)	(2.89)	(2.21)	(0.04)

Net asset value at end of year	$ 33.48	$ 31.15	$ 32.01	$ 34.81	$ 33.82

Total investment return (b)	9.31%	3.03%	0.16%	10.06%	19.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40%(c)	0.24%	0.05%	0.15%
Net expenses	2.02%	2.01%(d)	2.02%	2.04%	2.10%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 24,551	$ 27,999	$ 30,702	$ 35,506	$ 41,749

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) Without the custody fee reimbursement, net expenses would have been 2.02%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.13	$ 32.00	$ 34.79	$ 33.81	$ 28.29

Net investment income (loss) (a)	0.09	0.12	0.07	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.78	0.78	0.03	3.18	5.53

Total from investment operations	2.87	0.90	0.10	3.19	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)	(2.89)	(2.21)	(0.04)

Net asset value at end of year	$ 33.46	$ 31.13	$ 32.00	$ 34.79	$ 33.81

Total investment return (b)	9.32%	3.00%	0.19%	10.03%	19.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40%(c)	0.21%	0.04%	0.11%
Net expenses	2.02%	2.01%(d)	2.02%	2.04%	2.09%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 94,447	$ 102,410	$ 108,936	$ 84,308	$ 65,110

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) Without the custody fee reimbursement, net expenses would have been 2.02%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.35	$ 32.20	$ 34.99	$ 33.97	$ 28.42

Net investment income (loss) (a)	0.47	0.48	0.45	0.41	0.41
Net realized and unrealized gain (loss) on investments	2.80	0.79	0.02	3.21	5.54

Total from investment operations	3.27	1.27	0.47	3.62	5.95

Less dividends and distributions:
From net investment income	(0.47)	(0.47)	(0.40)	(0.40)	(0.40)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.91)	(2.12)	(3.26)	(2.60)	(0.40)

Net asset value at end of year	$ 33.71	$ 31.35	$ 32.20	$ 34.99	$ 33.97

Total investment return (b)	10.57%	4.23%	1.31%	11.37%	21.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.55%(c)	1.37%	1.21%	1.30%
Net expenses	0.85%	0.86%(d)	0.88%	0.88%	0.91%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 291,941	$ 296,970	$ 302,328	$ 303,727	$ 244,477

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.

(d) Without the custody fee reimbursement, net expenses would have been 0.87%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.30	$ 32.16	$ 34.94	$ 33.93	$ 28.39

Net investment income (loss) (a)	0.44	0.44	0.43	0.38	0.37
Net realized and unrealized gain (loss) on investments	2.79	0.79	0.02	3.19	5.54

Total from investment operations	3.23	1.23	0.45	3.57	5.91

Less dividends and distributions:
From net investment income	(0.43)	(0.44)	(0.37)	(0.36)	(0.37)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.87)	(2.09)	(3.23)	(2.56)	(0.37)

Net asset value at end of year	$ 33.66	$ 31.30	$ 32.16	$ 34.94	$ 33.93

Total investment return (b)	10.47%	4.10%	1.24%	11.24%	20.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.44%(c)	1.31%	1.12%	1.20%
Net expenses	0.95%	0.96%(d)	0.98%	0.97%	1.01%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 2,016	$ 2,130	$ 1,969	$ 6,392	$ 10,881

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.

(d) Without the custody fee reimbursement, net expenses would have been 0.97%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.26	$ 32.12	$ 34.91	$ 33.90	$ 28.37

Net investment income (loss) (a)	0.39	0.37	0.33	0.29	0.30
Net realized and unrealized gain (loss) on investments	2.81	0.78	0.02	3.20	5.52

Total from investment operations	3.20	1.15	0.35	3.49	5.82

Less dividends and distributions:
From net investment income	(0.35)	(0.36)	(0.28)	(0.28)	(0.29)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.79)	(2.01)	(3.14)	(2.48)	(0.29)

Net asset value at end of year	$ 33.67	$ 31.26	$ 32.12	$ 34.91	$ 33.90

Total investment return (b)	10.37%	3.85%	0.96%	10.97%	20.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.21%(c)	1.02%	0.85%	0.95%
Net expenses	1.21%	1.21%(d)	1.23%	1.23%	1.26%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 5,234	$ 38,233	$ 49,230	$ 47,872	$ 53,833

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.

(d) Without the custody fee reimbursement, net expenses would have been 1.22%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.25	$ 32.10	$ 34.89	$ 33.89	$ 28.36

Net investment income (loss) (a)	0.27	0.29	0.26	0.20	0.17
Net realized and unrealized gain (loss) on investments	2.78	0.80	0.01	3.20	5.58

Total from investment operations	3.05	1.09	0.27	3.40	5.75

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.20)	(0.20)	(0.22)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.71)	(1.94)	(3.06)	(2.40)	(0.22)

Net asset value at end of year	$ 33.59	$ 31.25	$ 32.10	$ 34.89	$ 33.89

Total investment return (b)	9.88%	3.63%	0.69%	10.67%	20.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.94%(c)	0.80%	0.61%	0.54%
Net expenses	1.45%	1.46%(d)	1.48%	1.47%	1.50%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 5,490	$ 3,548	$ 3,086	$ 2,674	$ 2,451

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.

(d) Without the custody fee reimbursement, net expenses would have been 1.47%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.15	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.35	0.32	0.33	0.33	0.38
Net realized and unrealized gain (loss) on investments	0.06	0.14	(0.29)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.46	0.04	0.20	0.42

Less dividends:
From net investment income	(0.35)	(0.32)	(0.33)	(0.34)	(0.37)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.15	$ 9.44	$ 9.58

Total investment return (a)	4.50%	5.23%	0.45%	2.09%	4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.59%(b)	3.58%	3.53%	3.79%
Net expenses	1.01%	1.07%(c)	1.06%	1.07%	1.00%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 371,186	$ 318,281	$ 342,214	$ 419,451	$ 567,728

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.

(c) Without the custody fee reimbursement, net expenses would have been 1.08%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.15	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.35	0.33	0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.14	(0.29)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.47	0.04	0.20	0.41

Less dividends:
From net investment income	(0.35)	(0.33)	(0.33)	(0.34)	(0.36)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.15	$ 9.44	$ 9.58

Total investment return (a)	4.44%	5.24%	0.46%	2.13%	4.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66%	3.60%	3.59%	3.57%	3.76%
Net expenses	1.06%	1.06%(b)	1.06%	1.04%	1.05%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 21,238	$ 29,269	$ 29,692	$ 30,440	$ 29,739

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net expenses would have been 1.07%.

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.45	$ 9.59	$ 9.54

Net investment income (loss)	0.28	0.25	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.07	0.14	(0.28)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39	(0.03)	0.13	0.34

Less dividends:
From net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.29)

Net asset value at end of year	$ 9.36	$ 9.29	$ 9.16	$ 9.45	$ 9.59

Total investment return (a)	3.78%	4.34%	(0.29%)	1.37%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%	2.85%(b)	2.83%	2.82%	3.00%
Net expenses	1.81%	1.81%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 6,536	$ 7,621	$ 8,988	$ 11,486	$ 14,134

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.

(c) Without the custody fee reimbursement, net expenses would have been 1.82%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.44	$ 9.58	$ 9.54

Net investment income (loss)	0.28	0.26	0.26	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.07	0.13	(0.28)	(0.14)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39	(0.02)	0.13	0.33

Less dividends:
From net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.29)

Net asset value at end of year	$ 9.36	$ 9.29	$ 9.16	$ 9.44	$ 9.58

Total investment return (a)	3.66%	4.34%	(0.18%)	1.37%	3.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	2.85%(b)	2.84%	2.82%	3.00%
Net expenses	1.81%	1.81%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 154,399	$ 159,480	$ 176,330	$ 207,985	$ 231,475

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.

(c) Without the custody fee reimbursement, net expenses would have been 1.82%.

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.38	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.28)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.44	0.48	0.08	0.22	0.44

Less dividends:
From net investment income	(0.38)	(0.35)	(0.36)	(0.36)	(0.39)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.16	$ 9.44	$ 9.58

Total investment return (a)	4.76%	5.38%	0.81%	2.35%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	3.84%(b)	3.82%	3.78%	4.03%
Net expenses	0.76%	0.82%(c)	0.81%	0.82%	0.75%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 943,093	$ 805,208	$ 823,969	$ 824,883	$ 846,444

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.

(c) Without the custody fee reimbursement, net expenses would have been 0.83%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 9.29	$ 8.82

Net investment income (loss)	0.32	0.20
Net realized and unrealized gain (loss) on investments	0.06	0.47

Total from investment operations	0.38	0.67

Less dividends:
From net investment income	(0.32)	(0.20)

Net asset value at end of period	$ 9.35	$ 9.29

Total investment return (a)	4.14%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%	3.25%††
Net expenses	1.35%	1.42%††
Portfolio turnover rate	58%	36%
Net assets at end of period (in 000’s)	$ 62	$ 27

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.30	$ 18.79	$ 20.51	$ 19.83	$ 17.46

Net investment income (loss) (a)	0.48	0.58	0.68	0.82	0.69
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.96	2.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.22	0.71	(0.15)	1.92	3.06

Less dividends and distributions:
From net investment income	(0.55)	(0.61)	(0.70)	(0.72)	(0.69)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.55)	(1.20)	(1.57)	(1.24)	(0.69)

Net asset value at end of year	$ 19.97	$ 18.30	$ 18.79	$ 20.51	$ 19.83

Total investment return (b)	12.30%	4.08%	(0.81%)	10.08%	17.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%	3.21%	3.49%	4.06%	3.71%
Net expenses	1.01%	1.02%	1.02%	1.01%	1.04%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 652,333	$ 574,390	$ 581,920	$ 497,591	$ 397,101

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.31	$ 18.80	$ 20.52	$ 19.84	$ 17.46

Net investment income (loss) (a)	0.47	0.56	0.65	0.78	0.64
Net realized and unrealized gain (loss) on investments	1.82	(0.16)	(0.99)	0.95	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.14	(0.06)

Total from investment operations	2.20	0.68	(0.19)	1.87	3.02

Less dividends and distributions:
From net investment income	(0.52)	(0.58)	(0.66)	(0.67)	(0.64)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.52)	(1.17)	(1.53)	(1.19)	(0.64)

Net asset value at end of year	$ 19.99	$ 18.31	$ 18.80	$ 20.52	$ 19.84

Total investment return (b)	12.19%	3.93%	(0.97%)	9.83%	17.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	3.09%	3.34%	3.89%	3.46%
Net expenses	1.14%	1.16%	1.18%	1.23%	1.32%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 94,000	$ 153,137	$ 159,798	$ 165,088	$ 168,097

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.40	$ 18.89	$ 20.61	$ 19.93	$ 17.54

Net investment income (loss) (a)	0.32	0.42	0.51	0.63	0.51
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.99)	0.96	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.89

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$ 20.10	$ 18.40	$ 18.89	$ 20.61	$ 19.93

Total investment return (b)	11.27%	3.20%	(1.70%)	8.99%	16.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	2.34%	2.60%	3.14%	2.73%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 39,475	$ 42,253	$ 44,441	$ 49,283	$ 51,138

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.37	$ 18.86	$ 20.58	$ 19.90	$ 17.52

Net investment income (loss) (a)	0.32	0.42	0.50	0.60	0.49
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.98	2.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.15	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.88

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$ 20.07	$ 18.37	$ 18.86	$ 20.58	$ 19.90

Total investment return (b)	11.35%	3.15%	(1.70%)	9.01%	16.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	2.32%	2.58%	3.00%	2.61%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 266,592	$ 254,312	$ 235,811	$ 131,023	$ 55,889

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.46	$ 18.95	$ 20.66	$ 19.97	$ 17.57

Net investment income (loss) (a)	0.54	0.63	0.73	0.87	0.74
Net realized and unrealized gain (loss) on investments	1.84	(0.16)	(0.98)	0.96	2.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.15	(0.06)

Total from investment operations	2.29	0.75	(0.10)	1.98	3.14

Less dividends and distributions:
From net investment income	(0.60)	(0.65)	(0.74)	(0.77)	(0.74)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.60)	(1.24)	(1.61)	(1.29)	(0.74)

Net asset value at end of year	$ 20.15	$ 18.46	$ 18.95	$ 20.66	$ 19.97

Total investment return (b)	12.60%	4.30%	(0.51%)	10.33%	18.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%	3.44%	3.75%	4.29%	3.97%
Net expenses	0.76%	0.77%	0.77%	0.76%	0.79%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 766,054	$ 542,330	$ 513,629	$ 430,408	$ 286,425

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,		February 27, 2015 ** through October 31,
Class R2	2017	2016	2015
Net asset value at beginning of period	$ 18.29	$ 18.78	$ 20.08

Net investment income (loss) (a)	0.46	0.55	0.36
Net realized and unrealized gain (loss) on investments	1.83	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.33	0.20

Total from investment operations	2.20	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.53)	(0.59)	(0.51)
From net realized gain on investments	—	(0.59)	—

Total dividends and distributions	(0.53)	(1.18)	(0.51)

Net asset value at end of period	$ 19.96	$ 18.29	$ 18.78

Total investment return (b)	12.20%	3.99%	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	3.03%	2.90% ††
Net expenses	1.11%	1.12%	1.12% ††
Portfolio turnover rate	29%	27%	30%
Net assets at end of period (in 000’s)	$ 4,409	$ 838	$ 190

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$ 18.30	$ 17.10

Net investment income (loss) (a)	0.42	0.35
Net realized and unrealized gain (loss) on investments	1.82	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	2.95

Total from investment operations	2.15	1.61

Less dividends:
From net investment income	(0.48)	(0.41)

Net asset value at end of period	$ 19.97	$ 18.30

Total investment return (b)	11.89%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	2.81%††
Net expenses	1.36%	1.36%††
Portfolio turnover rate	29%	27%
Net assets at end of period (in 000’s)	$ 201	$ 39

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.01	$ 10.99	$ 11.12	$ 10.98	$ 11.60

Net investment income (loss)	0.23	0.23	0.23	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.22)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	0.01	0.37	0.15	0.38	(0.21)

Less dividends and distributions:
From net investment income	(0.23)	(0.24)	(0.25)	(0.24)	(0.18)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.36)	(0.35)	(0.28)	(0.24)	(0.41)

Net asset value at end of year	$ 10.66	$ 11.01	$ 10.99	$ 11.12	$ 10.98

Total investment return (a)	0.23%	3.50%	1.34%	3.51%	(1.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%	2.09%(b)	2.00%	2.10%	1.58%
Net expenses	0.71%	0.67%(c)	0.74%	0.74%	0.79%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 22,258	$ 36,822	$ 38,662	$ 42,368	$ 52,658

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.

(c) Without the custody fee reimbursement, net expenses would have been 0.75%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.06	$ 11.04	$ 11.17	$ 11.03	$ 11.65

Net investment income (loss)	0.22	0.21	0.21	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.23)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	(0.01)	0.35	0.13	0.36	(0.22)

Less dividends and distributions:
From net investment income	(0.21)	(0.22)	(0.23)	(0.22)	(0.17)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.34)	(0.33)	(0.26)	(0.22)	(0.40)

Net asset value at end of year	$ 10.71	$ 11.06	$ 11.04	$ 11.17	$ 11.03

Total investment return (a)	(0.01%)	3.31%	1.16%	3.30%	(1.95%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	1.92%(b)	1.82%	1.92%	1.46%
Net expenses	0.92%	0.84%(c)	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.98%	0.98%	0.98%	0.97%	1.00%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 3,094	$ 5,381	$ 4,617	$ 4,811	$ 5,563

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.

(c) Without the custody fee reimbursement, net expenses would have been 0.92%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.02	$ 11.00	$ 11.13	$ 10.99	$ 11.61

Net investment income (loss)	0.28	0.27	0.26	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	0.05	0.41	0.18	0.42	(0.16)

Less dividends and distributions:
From net investment income	(0.27)	(0.28)	(0.28)	(0.28)	(0.23)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.40)	(0.39)	(0.31)	(0.28)	(0.46)

Net asset value at end of year	$ 10.67	$ 11.02	$ 11.00	$ 11.13	$ 10.99

Total investment return (a)	0.53%	3.86%	1.69%	3.85%	(1.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.43%(b)	2.33%	2.43%	1.96%
Net expenses	0.40%	0.32%(c)	0.40%	0.41%	0.43%
Expenses (before waiver/reimbursement)	0.47%	0.50%	0.49%	0.49%	0.54%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 109,750	$ 195,784	$ 244,618	$ 290,617	$ 340,887

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.

(c) Without the custody fee reimbursement, net expenses would have been 0.40%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

Financial Highlights

MainStay MacKay California Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				February 28, 2013** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.32	0.33	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.87	(0.84)

Total from investment operations	0.13	0.70	0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.36%	6.98%	4.38%	13.93%	(6.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%	3.01%	3.61%	3.94%	4.01% ††
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75% ††
Expenses (before waiver/reimbursement)	0.82%	0.83%	0.84%	0.87%	1.10% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 107,278	$ 146,843	$ 47,447	$ 3,058	$ 4,143

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.49	$ 10.11	$ 10.04	$ 9.15	$ 10.00

Net investment income (loss)	0.32	0.33	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	(0.20)	0.38	0.07	0.89	(0.85)

Total from investment operations	0.12	0.71	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$ 10.29	$ 10.49	$ 10.11	$ 10.04	$ 9.15

Total investment return (a)	1.23%	7.04%	4.32%	13.85%	(6.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%	3.04%	3.56%	3.67%	3.44% ††
Net expenses	0.79%	0.79%	0.83%	0.91%	0.94% ††
Expenses (before waiver/reimbursement)	0.86%	0.87%	0.92%	1.03%	1.29% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 285	$ 369	$ 192	$ 90	$ 43

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay California Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				February 28, 2013** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.30	0.30	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.11	0.67	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.30)	(0.30)	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.07%	6.67%	4.04%	13.39%	(6.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	2.75%	3.28%	3.03%	3.35% ††
Net expenses	1.04%	1.04%	1.08%	1.17%	1.19% ††
Expenses (before waiver/reimbursement)	1.11%	1.12%	1.17%	1.29%	1.54% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 26,623	$ 26,156	$ 10,053	$ 807	$ 73

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.35	0.36	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.16	0.73	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.35)	(0.36)	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.62%	7.25%	4.66%	14.34%	(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	3.28%	3.85%	4.08%	3.70% ††
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50% ††
Expenses (before waiver/reimbursement)	0.57%	0.58%	0.59%	0.62%	0.85% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 148,819	$ 154,379	$ 57,110	$ 85,155	$ 47,911

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.72	$ 16.51	$ 18.33	$ 17.33	$ 14.79

Net investment income (loss) (a)	0.19	0.20	0.11	0.15	0.18
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.59	3.29

Total from investment operations	2.53	0.55	0.11	1.74	3.47

Less dividends and distributions:
From net investment income	(0.24)	(0.64)	(0.47)	(0.51)	(0.31)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.50)	(1.34)	(1.93)	(0.74)	(0.93)

Net asset value at end of year	$ 17.75	$ 15.72	$ 16.51	$ 18.33	$ 17.33

Total investment return (b)	16.30%	3.71%	0.58%	10.42%	24.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.31%	0.62%	0.86%	1.13%
Net expenses	0.98%	1.01%	0.99%	0.97%	0.99%
Expenses (before waiver/reimbursement)	0.99%	1.01%	0.99%	0.97%	0.99%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 482,341	$ 368,583	$ 408,067	$ 384,987	$ 391,577

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.72	$ 16.50	$ 18.33	$ 17.32	$ 14.79

Net investment income (loss) (a)	0.16	0.18	0.08	0.12	0.15
Net realized and unrealized gain (loss) on investments	2.34	0.36	(0.01)	1.60	3.28

Total from investment operations	2.50	0.54	0.07	1.72	3.43

Less dividends and distributions:
From net investment income	(0.21)	(0.62)	(0.44)	(0.48)	(0.28)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.47)	(1.32)	(1.90)	(0.71)	(0.90)

Net asset value at end of year	$ 17.75	$ 15.72	$ 16.50	$ 18.33	$ 17.32

Total investment return (b)	16.11%	3.60%	0.40%	10.21%	24.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	1.14%	0.45%	0.67%	0.93%
Net expenses	1.14%	1.18%	1.15%	1.16%	1.22%
Expenses (before waiver/reimbursement)	1.15%	1.18%	1.15%	1.16%	1.22%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 56,289	$ 79,430	$ 82,052	$ 85,850	$ 86,136

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.66	$ 16.45	$ 18.30	$ 17.37	$ 14.84

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	0.01	1.59	3.29

Total from investment operations	2.36	0.41	(0.04)	1.58	3.32

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$ 17.67	$ 15.66	$ 16.45	$ 18.30	$ 17.37

Total investment return (b)	15.21%	2.83%	(0.36%)	9.41%	23.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 19,290	$ 21,436	$ 26,537	$ 29,765	$ 32,629

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.64	$ 16.43	$ 18.29	$ 17.36	$ 14.82

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	(0.00)‡	1.59	3.30

Total from investment operations	2.36	0.41	(0.05)	1.58	3.33

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$ 17.65	$ 15.64	$ 16.43	$ 18.29	$ 17.36

Total investment return (b)	15.23%	2.77%	(0.30%)	9.35%	23.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 82,335	$ 76,501	$ 91,833	$ 92,118	$ 78,135

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.75	$ 16.54	$ 18.36	$ 17.35	$ 14.81

Net investment income (loss) (a)	0.25	0.24	0.15	0.20	0.22
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.60	3.29

Total from investment operations	2.59	0.59	0.15	1.80	3.51

Less dividends and distributions:
From net investment income	(0.29)	(0.68)	(0.51)	(0.56)	(0.35)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.55)	(1.38)	(1.97)	(0.79)	(0.97)

Net asset value at end of year	$ 17.79	$ 15.75	$ 16.54	$ 18.36	$ 17.35

Total investment return (b)	16.69%	3.96%	0.84%	10.74%	25.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.56%	0.87%	1.11%	1.37%
Net expenses	0.64%	0.76%	0.74%	0.72%	0.74%
Expenses (before waiver/reimbursement)	0.74%	0.76%	0.74%	0.72%	0.74%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 562,526	$ 252,852	$ 298,015	$ 313,955	$ 258,279

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.52	$ 9.60	$ 11.38	$ 11.52	$ 12.62

Net investment income (loss) (a)	0.53	0.57	0.62	0.68	0.68
Net realized and unrealized gain (loss) on investments	0.31	0.87	(1.51)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.83	1.45	(0.87)	0.54	(0.24)

Less dividends and distributions:
From net investment income	(0.36)	(0.29)	(0.63)	(0.65)	(0.86)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.47)	(0.53)	(0.91)	(0.68)	(0.86)

Net asset value at end of year	$ 10.88	$ 10.52	$ 9.60	$ 11.38	$ 11.52

Total investment return (b)	8.18%	15.63%	(7.54%)	4.85%	(1.98%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.04%	5.70%(c)	6.18%	5.88%	5.58%
Net expenses	1.22%	1.22%(d)	1.23%	1.17%	1.16%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 110,238	$ 109,657	$ 98,573	$ 132,654	$ 152,832

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.

(d) Without the custody fee reimbursement, net expenses would have been 1.23%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.61	$ 9.68	$ 11.46	$ 11.60	$ 12.71

Net investment income (loss) (a)	0.52	0.55	0.61	0.66	0.67
Net realized and unrealized gain (loss) on investments	0.31	0.88	(1.52)	(0.14)	(0.94)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.82	1.44	(0.89)	0.52	(0.26)

Less dividends and distributions:
From net investment income	(0.35)	(0.27)	(0.61)	(0.63)	(0.85)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.10)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.45)	(0.51)	(0.89)	(0.66)	(0.85)

Net asset value at end of year	$ 10.98	$ 10.61	$ 9.68	$ 11.46	$ 11.60

Total investment return (b)	7.99%	15.38%	(7.66%)	4.64%	(2.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.86%	5.50%(c)	6.01%	5.71%	5.49%
Net expenses	1.42%	1.42%(d)	1.41%	1.34%	1.30%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 18,613	$ 32,318	$ 25,130	$ 27,033	$ 27,918

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.

(d) Without the custody fee reimbursement, net expenses would have been 1.43%.

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.34	$ 9.44	$ 11.20	$ 11.35	$ 12.45

Net investment income (loss) (a)	0.43	0.47	0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.30	0.86	(1.48)	(0.13)	(0.91)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34	(0.94)	0.43	(0.34)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)	(0.82)	(0.58)	(0.76)

Net asset value at end of year	$ 10.69	$ 10.34	$ 9.44	$ 11.20	$ 11.35

Total investment return (b)	7.20%	14.60%	(8.36%)	3.87%	(2.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.78%(c)	5.24%	4.97%	4.70%
Net expenses	2.17%	2.17%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 6,012	$ 7,506	$ 8,111	$ 12,109	$ 15,290

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.

(d) Without the custody fee reimbursement, net expenses would have been 2.18%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.35	$ 9.45	$ 11.22	$ 11.37	$ 12.46

Net investment income (loss) (a)	0.43	0.47	0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.29	0.86	(1.49)	(0.13)	(0.90)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34	(0.95)	0.43	(0.33)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)	(0.82)	(0.58)	(0.76)

Net asset value at end of year	$ 10.70	$ 10.35	$ 9.45	$ 11.22	$ 11.37

Total investment return (b)	7.19%	14.58%	(8.43%)	3.87%	(2.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.77%(c)	5.24%	4.97%	4.69%
Net expenses	2.17%	2.17%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 28,270	$ 35,789	$ 37,808	$ 56,199	$ 68,629

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.

(d) Without the custody fee reimbursement, net expenses would have been 2.18%.

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.53	$ 9.61	$ 11.39	$ 11.53	$ 12.63

Net investment income (loss) (a)	0.56	0.59	0.65	0.71	0.71
Net realized and unrealized gain (loss) on investments	0.32	0.88	(1.52)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.87	1.48	(0.85)	0.57	(0.21)

Less dividends and distributions:
From net investment income	(0.39)	(0.32)	(0.65)	(0.68)	(0.89)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.50)	(0.56)	(0.93)	(0.71)	(0.89)

Net asset value at end of year	$ 10.90	$ 10.53	$ 9.61	$ 11.39	$ 11.53

Total investment return (b)	8.54%	15.90%	(7.30%)	5.11%	(1.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.22%	5.96%(c)	6.38%	6.13%	5.86%
Net expenses	0.97%	0.97%(d)	0.98%	0.92%	0.91%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 22,717	$ 13,759	$ 16,825	$ 41,174	$ 43,678

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.

(d) Without the custody fee reimbursement, net expenses would have been 0.98%.

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.56	$ 8.51	$ 8.63	$ 8.57	$ 9.02

Net investment income (loss) (a)	0.17	0.17	0.20	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.41)

Total from investment operations	(0.05)	0.22	0.10	0.29	(0.22)

Less dividends and distributions:
From net investment income	(0.18)	(0.17)	(0.20)	(0.21)	(0.20)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.18)	(0.17)	(0.22)	(0.23)	(0.23)

Net asset value at end of year	$ 8.33	$ 8.56	$ 8.51	$ 8.63	$ 8.57

Total investment return (b)	(0.60%)	2.60%	1.17%	3.46%	(2.50%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	1.99%(c)	2.38%	2.47%	2.17%
Net expenses	1.00%	0.98%(d)	1.00%	0.98%	1.03%
Expenses (before waiver/reimbursement)	1.00%	0.99%	1.00%	0.98%	1.09%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 82,828	$ 93,242	$ 90,119	$ 100,212	$ 143,234

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.

(d) Without the custody fee reimbursement, net expenses would have been 0.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.59	$ 8.54	$ 8.66	$ 8.60	$ 9.05

Net investment income (loss) (a)	0.15	0.15	0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.23)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.08)	0.20	0.08	0.27	(0.24)

Less dividends and distributions:
From net investment income	(0.15)	(0.15)	(0.18)	(0.19)	(0.18)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.15)	(0.15)	(0.20)	(0.21)	(0.21)

Net asset value at end of year	$ 8.36	$ 8.59	$ 8.54	$ 8.66	$ 8.60

Total investment return (b)	(0.91%)	2.34%	0.88%	3.15%	(2.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.74%(c)	2.11%	2.19%	2.01%
Net expenses	1.30%	1.23%(d)	1.28%	1.26%	1.19%
Expenses (before waiver/reimbursement)	1.30%	1.24%	1.28%	1.26%	1.25%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 24,187	$ 40,094	$ 42,444	$ 45,947	$ 50,200

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.

(d) Without the custody fee reimbursement, net expenses would have been 1.24%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.56	$ 8.51	$ 8.63	$ 8.57	$ 9.02

Net investment income (loss) (a)	0.08	0.08	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13	0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)	(0.14)	(0.14)	(0.14)

Net asset value at end of year	$ 8.33	$ 8.56	$ 8.51	$ 8.63	$ 8.57

Total investment return (b)	(1.66%)	1.59%	0.14%	2.38%	(3.40%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	0.99%(c)	1.35%	1.44%	1.26%
Net expenses	2.05%	1.98%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%	2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 4,730	$ 7,154	$ 8,363	$ 10,550	$ 14,783

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.

(d) Without the custody fee reimbursement, net expenses would have been 1.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.55	$ 8.50	$ 8.62	$ 8.56	$ 9.01

Net investment income (loss) (a)	0.08	0.08	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13	0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)	(0.14)	(0.14)	(0.14)

Net asset value at end of year	$ 8.32	$ 8.55	$ 8.50	$ 8.62	$ 8.56

Total investment return (b)	(1.66%)	1.59%	0.14%	2.39%	(3.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.99%(c)	1.34%	1.44%	1.24%
Net expenses	2.05%	1.98%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%	2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 9,472	$ 19,338	$ 17,073	$ 11,226	$ 12,593

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.

(d) Without the custody fee reimbursement, net expenses would have been 1.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.64	$ 8.59	$ 8.71	$ 8.65	$ 9.10

Net investment income (loss) (a)	0.20	0.19	0.22	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.09)	0.09	(0.41)

Total from investment operations	(0.02)	0.24	0.13	0.32	(0.20)

Less dividends and distributions:
From net investment income	(0.20)	(0.19)	(0.23)	(0.24)	(0.22)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.20)	(0.19)	(0.25)	(0.26)	(0.25)

Net asset value at end of year	$ 8.42	$ 8.64	$ 8.59	$ 8.71	$ 8.65

Total investment return (b)	(0.23%)	2.83%	1.41%	3.69%	(2.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.16%(c)	2.57%	2.70%	2.42%
Net expenses	0.75%	0.73%(d)	0.75%	0.73%	0.78%
Expenses (before waiver/reimbursement)	0.75%	0.74%	0.75%	0.73%	0.84%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 6,926	$ 14,061	$ 4,492	$ 10,020	$ 3,561

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.

(d) Without the custody fee reimbursement, net expenses would have been 0.74%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.00 ‡	0.25	0.42

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.31)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.36)	(0.40)	(0.42)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	6.91%	9.96%	0.06%	4.14%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	5.98%	5.45%	5.52%	5.89%
Net expenses	0.97%	0.95%	0.96%	0.99%	1.01%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 3,683,113	$ 3,551,864	$ 3,364,517	$ 3,678,466	$ 4,055,185

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.79	$ 5.62	$ 5.99	$ 6.14	$ 6.13

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	(0.00)‡	0.25	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.40)	(0.42)

Net asset value at end of year	$ 5.82	$ 5.79	$ 5.62	$ 5.99	$ 6.14

Total investment return (b)	6.90%	9.91%	(0.07%)	4.13%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.21%	5.90%	5.39%	5.50%	5.88%
Net expenses	1.02%	1.03%	1.02%	1.01%	1.02%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 167,139	$ 287,493	$ 282,451	$ 296,535	$ 307,643

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.71	$ 5.54	$ 5.90	$ 6.05	$ 6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.32)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.34	0.48	(0.05)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$ 5.74	$ 5.71	$ 5.54	$ 5.90	$ 6.05

Total investment return (b)	6.06%	8.85%	(0.60%)	3.35%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%	5.16%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 108,263	$ 132,509	$ 139,683	$ 172,640	$ 197,273

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.72	$ 5.55	$ 5.90	$ 6.05	$ 6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.33	0.48	(0.04)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$ 5.74	$ 5.72	$ 5.55	$ 5.90	$ 6.05

Total investment return (b)	5.87%	9.04%	(0.60%)	3.34%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	5.15%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 676,463	$ 678,364	$ 679,392	$ 785,873	$ 814,589

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.75	$ 5.58	$ 5.94	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.32	0.34	0.33	0.35	0.37
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.08)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.40	0.54	0.02	0.27	0.44

Less dividends and distributions:
From net investment income	(0.32)	(0.35)	(0.33)	(0.41)	(0.44)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.37)	(0.37)	(0.38)	(0.41)	(0.44)

Net asset value at end of year	$ 5.78	$ 5.75	$ 5.58	$ 5.94	$ 6.08

Total investment return (b)	7.17%	10.23%	0.32%	4.58%	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.51%	6.23%	5.70%	5.76%	6.13%
Net expenses	0.72%	0.70%	0.71%	0.74%	0.76%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 4,067,560	$ 5,313,266	$ 4,844,891	$ 3,762,169	$ 3,393,780

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.32	0.34	0.32	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.19	(0.31)	(0.08)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.01	0.26	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.41)	(0.43)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.41)	(0.43)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	7.07%	10.13%	0.21%	4.31%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.48%	6.11%	5.60%	5.66%	6.03%
Net expenses	0.82%	0.80%	0.81%	0.84%	0.86%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 37	$ 59	$ 39	$ 29	$ 28

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.30	0.32	0.31	0.33	0.35
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.38	0.52	(0.00)‡	0.24	0.42

Less dividends and distributions:
From net investment income	(0.30)	(0.33)	(0.31)	(0.39)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.35)	(0.35)	(0.36)	(0.39)	(0.42)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	6.80%	9.83%	(0.04%)	4.04%	7.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%	5.89%	5.35%	5.43%	5.79%
Net expenses	1.07%	1.05%	1.06%	1.09%	1.11%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 9,562	$ 10,917	$ 10,084	$ 11,049	$ 15,008

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 5.74	$ 5.17

Net investment income (loss) (a)	0.28	0.20
Net realized and unrealized gain (loss) on investments	0.09	0.60

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.29)	(0.21)
Return of capital	(0.05)	(0.02)

Total dividends and distributions	(0.34)	(0.23)

Net asset value at end of period	$ 5.77	$ 5.74

Total investment return (b)	6.58%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.81%	5.40%††
Net expenses	1.32%	1.30%††
Portfolio turnover rate	43%	41%
Net assets at end of period (in 000’s)	$ 392	$ 130

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,			June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 5.74	$ 5.58	$ 5.94	$ 6.09	$ 6.11

Net investment income (loss) (a)	0.32	0.35	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.09	0.19	(0.31)	(0.08)	0.03

Total from investment operations	0.41	0.54	0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.33)	(0.36)	(0.34)	(0.43)	(0.19)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.38)	(0.38)	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$ 5.77	$ 5.74	$ 5.58	$ 5.94	$ 6.09

Total investment return (b)	7.36%	10.24%	0.50%	4.60%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.45%	6.23%	5.84%	5.88%	6.24%††
Net expenses	0.58%	0.58%	0.58%	0.58%	0.59%††
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$ 1,668,163	$ 53,712	$ 15,017	$ 9,093	$ 26

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.52	$ 12.04	$ 11.93	$ 10.90	$ 11.92

Net investment income (loss)	0.49	0.49	0.51	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.30	1.00	0.62	1.55	(0.46)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.51)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.51)	(0.52)	(0.56)

Net asset value at end of year	$ 12.32	$ 12.52	$ 12.04	$ 11.93	$ 10.90

Total investment return (a)	2.48%	8.43%	5.27%	14.59%	(4.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99%	3.91%	4.21%	4.57%	4.53%
Net expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Expenses (before waiver/reimbursement)	0.87%	0.87%	0.88%	0.88%	0.90%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 882,736	$ 874,512	$ 600,590	$ 468,486	$ 379,277

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.50	$ 12.02	$ 11.91	$ 10.89	$ 11.90

Net investment income (loss)	0.49	0.49	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.02	(0.98)

Total from investment operations	0.30	1.00	0.61	1.54	(0.45)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.50)	(0.52)	(0.56)

Net asset value at end of year	$ 12.30	$ 12.50	$ 12.02	$ 11.91	$ 10.89

Total investment return (a)	2.45%	8.42%	5.24%	14.48%	(3.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%	3.90%	4.20%	4.60%	4.55%
Net expenses	0.90%	0.90%	0.89%	0.89%	0.89%
Expenses (before waiver/reimbursement)	0.90%	0.90%	0.90%	0.90%	0.92%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 3,483	$ 4,249	$ 3,216	$ 2,305	$ 2,298

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.49	$ 12.01	$ 11.90	$ 10.87	$ 11.89

Net investment income (loss)	0.39	0.39	0.41	0.44	0.44
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.20	0.90	0.52	1.47	(0.55)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.41)	(0.44)	(0.44)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.40)	(0.42)	(0.41)	(0.44)	(0.47)

Net asset value at end of year	$ 12.29	$ 12.49	$ 12.01	$ 11.90	$ 10.87

Total investment return (a)	1.69%	7.61%	4.46%	13.74%	(4.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	3.14%	3.44%	3.79%	3.77%
Net expenses	1.65%	1.65%	1.64%	1.64%	1.64%
Expenses (before waiver/reimbursement)	1.65%	1.65%	1.65%	1.65%	1.67%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 395,042	$ 401,279	$ 296,930	$ 254,392	$ 185,486

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.52	$ 12.04	$ 11.93	$ 10.90	$ 11.92

Net investment income (loss)	0.52	0.52	0.54	0.55	0.56
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.33	1.03	0.65	1.58	(0.43)

Less dividends and distributions:
From net investment income	(0.52)	(0.52)	(0.54)	(0.55)	(0.56)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.53)	(0.55)	(0.54)	(0.55)	(0.59)

Net asset value at end of year	$ 12.32	$ 12.52	$ 12.04	$ 11.93	$ 10.90

Total investment return (a)	2.74%	8.70%	5.53%	14.88%	(3.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	4.16%	4.47%	4.75%	4.79%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Expenses (before waiver/reimbursement)	0.62%	0.62%	0.63%	0.63%	0.65%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 2,094,251	$ 1,420,936	$ 919,245	$ 834,406	$ 401,943

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.58	$ 10.33	$ 10.35	$ 9.50	$ 10.38

Net investment income (loss)	0.36	0.36	0.37	0.38	0.36
Net realized and unrealized gain (loss) on investments	(0.24)	0.25	(0.02)	0.85	(0.84)

Total from investment operations	0.12	0.61	0.35	1.23	(0.48)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.38)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.38)	(0.40)

Net asset value at end of year	$ 10.34	$ 10.58	$ 10.33	$ 10.35	$ 9.50

Total investment return (a)	1.23%	5.95%	3.47%	13.21%	(4.76%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.50%	3.33%	3.60%	3.82%	3.61%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement)	0.83%	0.85%	0.86%	0.85%	0.92%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 148,823	$ 120,368	$ 52,996	$ 24,453	$ 19,314

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.33	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.36	0.36	0.37	0.37	0.34
Net realized and unrealized gain (loss) on investments	(0.25)	0.26	(0.02)	0.84	(0.83)

Total from investment operations	0.11	0.62	0.35	1.21	(0.49)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.37)	(0.34)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.37)	(0.38)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.33	$ 10.35	$ 9.51

Total investment return (a)	1.10%	6.02%	3.42%	12.95%	(4.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48%	3.33%	3.56%	3.71%	3.41%
Net expenses	0.79%	0.79%	0.81%	0.87%	0.98%
Expenses (before waiver/reimbursement)	0.87%	0.89%	0.92%	0.97%	1.15%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 356	$ 334	$ 188	$ 165	$ 95

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.34	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.33	0.33	0.34	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.08	0.58	0.33	1.18	(0.51)

Less dividends and distributions:
From net investment income	(0.33)	(0.33)	(0.34)	(0.34)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.33)	(0.33)	(0.34)	(0.34)	(0.36)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.34	$ 10.35	$ 9.51

Total investment return (a)	0.85%	5.65%	3.25%	12.66%	(5.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%	3.04%	3.27%	3.45%	3.11%
Net expenses	1.03%	1.04%	1.06%	1.12%	1.23%
Expenses (before waiver/reimbursement)	1.11%	1.14%	1.17%	1.22%	1.40%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 45,547	$ 43,644	$ 18,013	$ 5,538	$ 3,166

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.34	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.39	0.39	0.40	0.41	0.39
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.14	0.64	0.39	1.25	(0.44)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.40)	(0.41)	(0.39)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.34	$ 10.35	$ 9.51

Total investment return (a)	1.39%	6.22%	3.84%	13.37%	(4.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.61%	3.86%	4.09%	3.87%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.58%	0.60%	0.61%	0.60%	0.67%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 62,078	$ 53,894	$ 39,528	$ 71,532	$ 52,307

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.42	0.50	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.23)	(0.07)	0.09

Total from investment operations	0.48	0.63	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.46)	(0.45)	(0.35)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.42)	(0.50)	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.01	$ 10.09

Total investment return (a)	4.90%	6.79%	2.36%	3.98%	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%	5.29%	4.70%	4.58%	4.49%††
Net expenses	1.04%	1.02%	1.00%	1.01%	1.05%††
Expenses (before waiver/reimbursement)	1.04%	1.02%	1.00%	1.01%	1.20%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 341,056	$ 163,500	$ 75,869	$ 71,206	$ 44,274

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.02	$ 10.09	$ 10.00

Net investment income (loss)	0.41	0.49	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.24)	(0.05)	0.09

Total from investment operations	0.47	0.62	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.41)	(0.49)	(0.45)	(0.44)	(0.33)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.49)	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.02	$ 10.09

Total investment return (a)	4.82%	6.67%	2.14%	3.97%	4.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.16%	5.18%	4.59%	4.48%	4.37%††
Net expenses	1.11%	1.13%	1.12%	1.12%	1.18%††
Expenses (before waiver/reimbursement)	1.11%	1.13%	1.12%	1.12%	1.33%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 5,564	$ 6,044	$ 4,525	$ 2,940	$ 1,399

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.76	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.34	0.42	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.05	0.14	(0.25)	(0.06)	0.09

Total from investment operations	0.39	0.56	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.33)	(0.42)	(0.38)	(0.37)	(0.27)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.33)	(0.42)	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.76	$ 10.01	$ 10.09

Total investment return (a)	4.04%	5.99%	1.37%	3.12%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	4.43%	3.83%	3.73%	3.63%††
Net expenses	1.86%	1.88%	1.87%	1.87%	1.93%††
Expenses (before waiver/reimbursement)	1.86%	1.88%	1.87%	1.87%	2.08%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 51,738	$ 51,063	$ 38,884	$ 39,106	$ 14,291

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.02	$ 10.09	$ 10.00

Net investment income (loss)	0.44	0.53	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.13	(0.23)	(0.06)	0.08

Total from investment operations	0.51	0.66	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.44)	(0.53)	(0.49)	(0.48)	(0.36)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.44)	(0.53)	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$ 9.97	$ 9.90	$ 9.77	$ 10.02	$ 10.09

Total investment return (a)	5.27%	7.05%	2.51%	4.34%	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.46%	5.53%	4.96%	4.85%	4.59%††
Net expenses	0.79%	0.77%	0.75%	0.76%	0.80%††
Expenses (before waiver/reimbursement)	0.79%	0.77%	0.75%	0.76%	0.95%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 626,617	$ 431,040	$ 389,912	$ 285,259	$ 130,529

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.41	0.47	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.16	(0.22)	(0.08)	0.07

Total from investment operations	0.47	0.63	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.41)	(0.50)	(0.45)	(0.44)	(0.34)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.50)	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.01	$ 10.09

Total investment return (a)	4.80%	6.69%	2.26%	3.87%	4.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	5.19%	4.60%	4.48%	4.14%††
Net expenses	1.14%	1.12%	1.10%	1.11%	1.15%††
Expenses (before waiver/reimbursement)	1.14%	1.12%	1.10%	1.11%	1.30%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 119	$ 111	$ 55	$ 49	$ 26

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,	February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$ 9.91	$ 9.23

Net investment income (loss)	0.38	0.32
Net realized and unrealized gain (loss) on investments	0.06	0.67

Total from investment operations	0.44	0.99

Less dividends:
From net investment income	(0.38)	(0.31)

Net asset value at end of period	$ 9.97	$ 9.91

Total investment return (a)	4.54%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86%	4.84%††
Net expenses	1.39%	1.37%††
Portfolio turnover rate	57%	50%
Net assets at end of period (in 000’s)	$ 55	$ 28

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.33	$ 10.04

Net investment income (loss)	0.31	0.32	0.35	0.39	0.38
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.70	(0.72)

Total from investment operations	0.15	0.57	0.25	1.09	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.39)	(0.37)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.33

Total investment return (a)	1.50%	5.73%	2.58%	11.86%	(3.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.04%	3.51%	3.99%	3.72%
Net expenses	0.81%	0.80%	0.81%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.81%	0.80%	0.82%	0.83%	0.83%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 1,564,955	$ 1,248,065	$ 761,278	$ 427,586	$ 417,984

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.23	$ 9.97	$ 10.08	$ 9.38	$ 10.08

Net investment income (loss)	0.31	0.32	0.35	0.39	0.36
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.69	(0.70)

Total from investment operations	0.14	0.58	0.24	1.08	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.38)	(0.36)

Net asset value at end of year	$ 10.06	$ 10.23	$ 9.97	$ 10.08	$ 9.38

Total investment return (a)	1.43%	5.83%	2.47%	11.76%	(3.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	3.11%	3.54%	3.94%	3.67%
Net expenses	0.79%	0.79%	0.82%	0.84%	0.84%
Expenses (before waiver/reimbursement)	0.79%	0.79%	0.83%	0.89%	0.89%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 10,216	$ 16,344	$ 17,259	$ 18,264	$ 19,094

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.92	$ 10.03	$ 9.33	$ 10.03

Net investment income (loss)	0.28	0.29	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.71	(0.70)

Total from investment operations	0.11	0.55	0.22	1.06	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$ 10.01	$ 10.18	$ 9.92	$ 10.03	$ 9.33

Total investment return (a)	1.17%	5.58%	2.21%	11.52%	(3.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.84%	3.28%	3.69%	3.41%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 17,068	$ 19,318	$ 16,806	$ 12,439	$ 12,459

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.34	$ 10.04

Net investment income (loss)	0.28	0.29	0.33	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.12	0.54	0.23	1.05	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.34

Total investment return (a)	1.27%	5.48%	2.31%	11.40%	(3.72%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.81%	3.28%	3.68%	3.42%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 241,526	$ 273,386	$ 183,509	$ 154,863	$ 150,244

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.34	$ 10.04

Net investment income (loss)	0.33	0.34	0.38	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.17	0.59	0.28	1.10	(0.31)

Less dividends:
From net investment income	(0.33)	(0.34)	(0.38)	(0.41)	(0.39)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.34

Total investment return (a)	1.75%	5.99%	2.83%	12.02%	(3.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	3.29%	3.78%	4.21%	4.00%
Net expenses	0.56%	0.55%	0.56%	0.53%	0.54%
Expenses (before waiver/reimbursement)	0.56%	0.55%	0.57%	0.58%	0.59%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 1,019,263	$ 899,128	$ 513,893	$ 314,005	$ 236,531

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.82	$ 10.71	$ 11.14

Net investment income (loss)	0.29	0.28	0.27	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.06)	0.18	(0.32)	0.12	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.47	(0.05)	0.46	(0.05)

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.27)	(0.34)	(0.35)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.25)	(0.27)	(0.31)	(0.35)	(0.38)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.82	$ 10.71

Total investment return (a)	2.23%	4.56%	(0.43%)	4.33%	(0.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.55%	2.56%	3.11%	3.11%
Net expenses	0.91%	1.00%	1.08%	0.86%	0.89%
Expenses (before waiver/reimbursement)	0.94%	1.13%	1.11%	0.96%	0.97%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 55,474	$ 294,002	$ 507,633	$ 324,814	$ 58,425

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.71	$ 10.51	$ 10.88	$ 10.77	$ 11.20

Net investment income (loss)	0.24	0.29	0.28	0.34	0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.11	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.49	(0.05)	0.45	(0.07)

Less dividends and distributions:
From net investment income	(0.24)	(0.29)	(0.28)	(0.33)	(0.33)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.29)	(0.32)	(0.34)	(0.36)

Net asset value at end of year	$ 10.70	$ 10.71	$ 10.51	$ 10.88	$ 10.77

Total investment return (a)	2.11%	4.81%	(0.46%)	4.16%	(0.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%	2.71%	2.64%	3.03%	3.00%
Net expenses	1.00%	0.83%	1.01%	1.01%	1.00%
Expenses (before waiver/reimbursement)	1.03%	0.98%	1.03%	1.10%	1.09%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65%(b)
Net assets at end of year (in 000’s)	$ 6,265	$ 9,232	$ 8,350	$ 7,590	$ 8,352

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.67	$ 10.47	$ 10.84	$ 10.72	$ 11.15

Net investment income (loss)	0.17	0.21	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.03)	0.19	(0.33)	0.12	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.14	0.41	(0.13)	0.37	(0.15)

Less dividends and distributions:
From net investment income	(0.16)	(0.21)	(0.20)	(0.24)	(0.25)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.16)	(0.21)	(0.24)	(0.25)	(0.28)

Net asset value at end of year	$ 10.65	$ 10.67	$ 10.47	$ 10.84	$ 10.72

Total investment return (a)	1.36%	3.95%	(1.21%)	3.50%	(1.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.96%	1.89%	2.28%	2.24%
Net expenses	1.75%	1.57%	1.76%	1.76%	1.75%
Expenses (before waiver/reimbursement)	1.78%	1.73%	1.78%	1.85%	1.84%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 4,913	$ 6,746	$ 6,205	$ 6,794	$ 7,896

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.68	$ 10.48	$ 10.85	$ 10.73	$ 11.17

Net investment income (loss)	0.17	0.21	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.03)	0.19	(0.33)	0.12	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.14	0.41	(0.13)	0.37	(0.16)

Less dividends and distributions:
From net investment income	(0.16)	(0.21)	(0.20)	(0.24)	(0.25)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.16)	(0.21)	(0.24)	(0.25)	(0.28)

Net asset value at end of year	$ 10.66	$ 10.68	$ 10.48	$ 10.85	$ 10.73

Total investment return (a)	1.36%	3.95%	(1.20%)	3.49%	(1.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.96%	1.89%	2.28%	2.24%
Net expenses	1.75%	1.58%	1.75%	1.76%	1.75%
Expenses (before waiver/reimbursement)	1.78%	1.73%	1.78%	1.85%	1.84%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 20,215	$ 28,430	$ 24,259	$ 26,485	$ 28,683

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.83	$ 10.72	$ 11.15

Net investment income (loss)	0.28	0.31	0.32	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.12	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.27	0.51	(0.01)	0.49	(0.02)

Less dividends and distributions:
From net investment income	(0.29)	(0.31)	(0.32)	(0.37)	(0.38)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.29)	(0.31)	(0.36)	(0.38)	(0.41)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.83	$ 10.72

Total investment return (a)	2.56%	4.96%	(0.05%)	4.60%	(0.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	2.94%	3.05%	3.43%	3.41%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.67%	0.88%	0.86%	0.71%	0.72%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 1,173,384	$ 935,533	$ 1,021,724	$ 852,556	$ 762,533

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.83	$ 10.72	$ 11.15

Net investment income (loss)	0.27	0.30	0.31	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.12	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.26	0.50	(0.02)	0.48	(0.03)

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.31)	(0.36)	(0.37)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.28)	(0.30)	(0.35)	(0.37)	(0.40)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.83	$ 10.72

Total investment return (a)	2.46%	4.86%	(0.14%)	4.49%	(0.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.84%	2.95%	3.31%	3.30%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.77%	0.98%	0.96%	0.81%	0.82%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 3,627	$ 3,846	$ 3,907	$ 34	$ 26

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.65	$ 10.46	$ 10.82	$ 10.71	$ 11.14

Net investment income (loss)	0.24	0.31	0.29	0.34	0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.15	(0.33)	0.11	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.46	(0.04)	0.45	(0.06)

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.28)	(0.33)	(0.34)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.25)	(0.27)	(0.32)	(0.34)	(0.37)

Net asset value at end of year	$ 10.63	$ 10.65	$ 10.46	$ 10.82	$ 10.71

Total investment return (a)	2.18%	4.44%	(0.35%)	4.24%	(0.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.64%	2.67%	3.09%	3.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	1.02%	1.24%	1.20%	1.06%	1.07%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 127	$ 115	$ 1,266	$ 27	$ 26

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.66	$ 10.31

Net investment income (loss)	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.01)	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01

Total from investment operations	0.20	0.51

Less dividends:
From net investment income	(0.22)	(0.16)
Return of capital	(0.00)‡	—

Total dividends and distributions	(0.22)	(0.16)

Net asset value at end of period	$ 10.64	$ 10.66

Total investment return (a)	1.93%	4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	2.26%††
Net expenses	1.20%	1.20%††
Expenses (before reimbursement/waiver)	1.27%	1.48%††
Portfolio turnover rate	56%(b)	21%
Net assets at end of period (in 000’s)	$ 93	$ 79

** Commencement of operations.

†† Annualized.

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,		December 29, 2014** through October 31,
Class R6	2017	2016	2015
Net asset value at beginning of period	$ 10.66	$ 10.46	$ 10.71

Net investment income (loss)	0.29	0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.02)	0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	—

Total from investment operations	0.27	0.52	0.02

Less dividends:
From net investment income	(0.29)	(0.32)	(0.27)
Return of capital	(0.00)‡	—	—

Total dividends and distributions	(0.29)	(0.32)	(0.27)

Net asset value at end of period	$ 10.64	$ 10.66	$ 10.46

Total investment return (a)	2.62%	5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	3.02%	3.07%††
Net expenses	0.54%	0.53%	0.53%††
Expenses (before waiver/reimbursement)	0.54%	0.53%	0.55%††
Portfolio turnover rate	56%(b)	21%	28%
Net assets at end of period (in 000’s)	$ 27	$ 26	$ 26

** Commencement of operations.

†† Annualized.

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.81	$ 8.72	$ 9.27	$ 9.28	$ 9.22

Net investment income (loss) (a)	0.25	0.35	0.36	0.36	0.40
Net realized and unrealized gain (loss) on investments	0.15	0.08	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.02)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.41	(0.25)	0.32	0.45

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)

Net asset value at end of year	$ 8.90	$ 8.81	$ 8.72	$ 9.27	$ 9.28

Total investment return (b)	4.65%	4.94%	(2.70%)	3.48%	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	4.04%	4.01%	3.81%	4.25%
Net expenses (excluding short sale expenses)	1.01%	1.00%	0.96%	0.98%	1.00%
Expenses (including short sales expenses)	1.13%	1.16%	1.01%	1.04%	1.12%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 302,192	$ 412,834	$ 584,184	$ 675,552	$ 317,917

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.88	$ 8.78	$ 9.33	$ 9.34	$ 9.28

Net investment income (loss) (a)	0.24	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.42	(0.25)	0.32	0.44

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)

Net asset value at end of year	$ 8.97	$ 8.88	$ 8.78	$ 9.33	$ 9.34

Total investment return (b)	4.59%	5.00%	(2.70%)	3.42%	4.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	4.01%	3.99%	3.78%	4.12%
Net expenses (excluding short sale expenses)	1.03%	1.02%	0.98%	1.00%	1.15%
Expenses (including short sales)	1.15%	1.18%	1.03%	1.06%	1.27%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 22,033	$ 31,851	$ 32,498	$ 31,690	$ 28,341

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.77	$ 8.68	$ 9.23	$ 9.24	$ 9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.37

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$ 8.86	$ 8.77	$ 8.68	$ 9.23	$ 9.24

Total investment return (b)	3.86%	4.16%	(3.45%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.26%	3.24%	3.03%	3.38%
Net expenses (excluding short sales expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales expenses)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 15,223	$ 18,313	$ 19,833	$ 22,460	$ 19,254

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.76	$ 8.67	$ 9.22	$ 9.23	$ 9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.36

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$ 8.85	$ 8.76	$ 8.67	$ 9.22	$ 9.23

Total investment return (b)	3.86%	4.16%	(3.46%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.27%	3.24%	3.05%	3.34%
Net expenses (excluding short sale expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 167,595	$ 220,513	$ 315,183	$ 345,900	$ 113,183

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.82	$ 8.72	$ 9.28	$ 9.29	$ 9.23

Net investment income (loss) (a)	0.26	0.37	0.38	0.38	0.41
Net realized and unrealized gain (loss) on investments	0.16	0.11	(0.63)	(0.05)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.42	0.45	(0.23)	0.34	0.47

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)

Net asset value at end of year	$ 8.91	$ 8.82	$ 8.72	$ 9.28	$ 9.29

Total investment return (b)	4.90%	5.32%	(2.56%)	3.73%	5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99%	4.30%	4.25%	4.08%	4.45%
Net expenses (excluding short sale expenses)	0.76%	0.75%	0.71%	0.73%	0.75%
Expenses (including short sales)	0.88%	0.91%	0.76%	0.79%	0.87%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 837,363	$ 735,359	$ 1,263,695	$ 1,481,314	$ 294,560

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.81	$ 8.72	$ 9.27	$ 9.39

Net investment income (loss) (a)	0.23	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.02

Total from investment operations	0.39	0.41	(0.26)	0.09

Less dividends and distributions:
From net investment income	(0.30)	(0.32)	(0.29)	(0.21)
Return of capital	(0.00)‡	—	—	—

Total dividends and distributions	(0.30)	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$ 8.90	$ 8.81	$ 8.72	$ 9.27

Total investment return (b)	4.54%	4.84%	(2.81%)	0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%	3.97%	3.87%	3.78%††
Net expenses	1.11%	1.12%	1.06%	1.08%††
Expenses (including short sales)	1.23%	1.28%	1.11%	1.14%††
Short sale expenses	0.12%	0.16%	0.05%	0.06%††
Portfolio turnover rate	41%	15%	22%	19%
Net assets at end of period (in 000’s)	$ 773	$ 662	$ 112	$ 336

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$ 8.81	$ 8.20

Net investment income (loss) (a)	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.16	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.27)

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.28)	(0.19)
Return of capital	(0.00)‡	—

Total dividends and distributions	(0.28)	(0.19)

Net asset value at end of period	$ 8.90	$ 8.81

Total investment return (b)	4.28%	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%	3.32%††
Net expenses	1.36%	1.34%††
Expenses (including short sales)	1.48%	1.50%††
Short sale expenses	0.12%	0.16%
Portfolio turnover rate	41%	15%
Net assets at end of period (in 000’s)	$ 114	$ 32

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.35%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.59%	0.43%	0.13%	0.11%	0.15%
Expenses (before waiver/reimbursement)	0.60%	0.64%	0.64%	0.64%	0.65%
Net assets at end of year (in 000’s)	$ 227,572	$ 226,181	$ 243,517	$ 230,330	$ 290,028

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.14%	0.11%	0.16%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 27,087	$ 58,658	$ 56,512	$ 56,177	$ 58,774

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.14%	0.11%	0.16%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 43,351	$ 53,341	$ 58,152	$ 63,581	$ 73,803

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.13%	0.11%	0.15%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 30,831	$ 41,311	$ 41,050	$ 36,939	$ 33,254

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Financial Highlights

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a MainStay Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated from time to time with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

J.P. Morgan

Shareholders purchasing or redeeming Investor Class shares of a Fund through a J.P. Morgan self-directed brokerage account are eligible for a waiver of both the front-end sales charge or contingent deferred sales charge, as applicable, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the MainStay Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares Available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of assets in the MainStay Group of Funds held by accounts within the purchaser’s household at Merrill Lynch. Eligible assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the MainStay Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Appendix B – Taxable Equivalent Yield Table

Taxable Equivalent Yield Table 1, 2

If your federal marginal income tax rate is equal to	a tax-free yield of
	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
	would equal a taxable yield of
12.00%	3.98%	4.55%	5.11%	5.68%	6.25%	6.82%	7.39%	7.95%
22.00%	4.49%	5.13%	5.77%	6.41%	7.05%	7.69%	8.33%	8.97%
24.00%	4.61%	5.26%	5.92%	6.58%	7.24%	7.89%	8.55%	9.31%
32.00%	5.15%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%
35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%
37.00%	5.56%	6.35%	7.14%	7.94%	8.73%	9.52%	10.32%	11.11%

1. This table reflects application of the regular federal income tax only and does not reflect the Medicare tax. Very generally, the Medicare tax is an additional 3.8% tax imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s income exceeds certain threshold amounts. Other taxes (including the Medicare tax) may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

2. This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylinvestments.com/funds/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Funds, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at nylinvestments.com/funds, or write to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Funds (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at nylinvestments.com/funds.

MS01b-02/18

Prospectus for MainStay Fixed Income and Mixed Asset Funds
MainStay Funds®	February 28, 2018

Class T
Taxable
MainStay Floating Rate Fund	*
MainStay Indexed Bond Fund	*
MainStay MacKay Emerging Markets Debt Fund	*
MainStay MacKay Government Fund	*
MainStay MacKay High Yield Corporate Bond Fund	MHCTX
MainStay MacKay Short Duration High Yield Fund	*
MainStay MacKay Total Return Bond Fund	*
MainStay MacKay Unconstrained Bond Fund	*

Tax-Exempt
MainStay MacKay California Tax Free Opportunities Fund	*
MainStay MacKay High Yield Municipal Bond Fund	MMHTX
MainStay MacKay New York Tax Free Opportunities Fund	*
MainStay MacKay Tax Free Bond Fund	MTBTX

Money Market
MainStay Money Market Fund	*

Mixed Asset
MainStay Balanced Fund	*
MainStay Income Builder Fund	MBITX
MainStay MacKay Convertible Fund	*

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Taxable

Tax-Exempt

MainStay MacKay California Tax Free Opportunities Fund	47
MainStay MacKay High Yield Municipal Bond Fund	53
MainStay MacKay New York Tax Free Opportunities Fund	59
MainStay MacKay Tax Free Bond Fund	65

Money Market

MainStay Money Market Fund	71

Mixed Asset

MainStay Floating Rate Fund

Investment Objective

The Fund seeks high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.59%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.01%

1. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 350	$ 564	$ 794	$ 1,455
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC (“NYL Investors”), the Fund's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below

4

MainStay Floating Rate Fund

investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Fund's position in a holding if it no longer believes the holding will contribute to meeting the investment objectives of the Fund. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

5

MainStay Floating Rate Fund

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P/LSTA Leveraged Loan Index as its primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the Credit Suisse Leveraged Loan Index as its secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

6

MainStay Floating Rate Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	13.81%
Worst Quarter
4Q/08	-18.29%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	5/3/2004	4.05%	3.45%	3.97%
Return After Taxes on Distributions
Class I		2.23%	1.72%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.28%	1.83%	2.36%
Return Before Taxes
Class A	5/3/2004	0.68%	2.59%	3.41%
Investor Class	2/28/2008	0.62%	2.58%	3.91%
Class B	5/3/2004	-0.14%	2.41%	2.89%
Class C	5/3/2004	1.85%	2.41%	2.88%
Class R3	2/29/2016	3.32%	6.63%	N/A
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		4.12%	4.03%	4.85%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		4.25%	4.33%	4.57%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2004
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500

7

MainStay Floating Rate Fund

and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

8

MainStay Indexed Bond Fund

Investment Objective

The Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.73%

1. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 323	$ 478	$ 646	$ 1,134
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that NYL Investors LLC (“NYL Investors”), the Fund’s Subadvisor, believes will correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Fund, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Fund in an active manner by using economic, financial or market analysis.

The Fund may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the U.S. The Fund may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Fund may invest in mortgage dollar rolls, which are transactions in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

9

MainStay Indexed Bond Fund

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns, improve correlation or reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs an analytical approach to tracking the securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index. Using this method, the Fund invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Bloomberg Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Fund's portfolio. The correlation between the investment performance of the Fund and the Bloomberg Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Bloomberg Barclays U.S. Aggregate Bond Index.

The weighted average life of the securities in the Fund's portfolio will approximate the weighted average life of securities in the Bloomberg Barclays U.S. Aggregate Bond Index, which will vary from time to time. The weighted average life of the Bloomberg Barclays U.S. Aggregate Bond Index as of December 31, 2017 was 8.20 years.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Index Strategy Risk: The Fund employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Fund's portfolio. If the value of the Bloomberg Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Fund are also likely to decline. Also, the Fund's fees and expenses will reduce the Fund's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Correlation Risk: The Fund's ability to track the Bloomberg Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Bloomberg Barclays U.S. Aggregate Bond Index or the number of shares outstanding for

10

MainStay Indexed Bond Fund

the components of the Bloomberg Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Fund's shares. Therefore, there is no assurance that the investment performance of the Fund will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

11

MainStay Indexed Bond Fund

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
4Q/08	5.94%
Worst Quarter
4Q/16	-3.12%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	3.19%	1.73%	3.80%
Return After Taxes on Distributions
Class I		2.03%	0.50%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		1.86%	0.80%	2.46%
Return Before Taxes
Class A	1/2/2004	-0.18%	0.79%	3.11%
Investor Class	2/28/2008	-0.45%	0.60%	2.86%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-

12

MainStay Indexed Bond Fund

deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
NYL Investors LLC	Donald F. Serek, Managing Director	Since 2004
	Thomas J. Girard, Senior Managing Director*	Since 2007
	Kenneth Sommer, Senior Director	Since 2017

* Thomas Girard will serve as portfolio manager for the Fund until June 2018.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

13

MainStay MacKay Emerging Markets Debt Fund

(formerly known as MainStay Emerging Markets Debt Fund)

Investment Objective

The Fund seeks current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.73%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.22%

1. The management fee is as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 371	$ 628	$ 904	$ 1,690
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed income securities of issuers in emerging markets. MacKay Shields LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors such as the development of a country’s financial and capital markets and inclusion in an index considered by the Subadvisor to be representative of emerging markets.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. The debt securities in which the Fund invests may consist of securities that are rated below investment grade. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services and Baa3 by Moody's Investors Service, Inc., or if unrated, are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields LLC. Securities rated below investment grade by independent rating agencies are commonly referred to as “high yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's principal investments include Yankee (dollar-denominated) debt securities, Brady Bonds, variable rate notes, mortgage-related and asset-backed securities and mortgage dollar rolls. The Fund may also invest in derivative instruments, such as floaters, including inverse floaters, forward commitments, futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

14

MainStay MacKay Emerging Markets Debt Fund

The Fund may invest up to 15% of its total assets in swaps, including credit default swaps. The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

In unusual market conditions, the Fund may invest all or a portion of its assets in fixed income securities of countries with established economies.

Investment Process: The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and, finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors it deems relevant such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and/or governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

15

MainStay MacKay Emerging Markets Debt Fund

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These

16

MainStay MacKay Emerging Markets Debt Fund

changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the JPMorgan EMBI Global Diversified Index as its primary benchmark. The JPMorgan EMBI Global Diversified Index is a market capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective February 28, 2017, the Fund revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Fund’s prior principal investment strategies. Past performance may have been different if the revised principal investment strategies had been in place prior to that date.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	13.07%
Worst Quarter
4Q/08	-8.94%

17

MainStay MacKay Emerging Markets Debt Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	6/1/1998	5.26%	1.71%	5.40%
Return After Taxes on Distributions
Class B		4.14%	-0.17%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		2.96%	0.43%	3.36%
Return Before Taxes
Class A	6/1/1998	6.32%	2.05%	5.88%
Investor Class	2/28/2008	6.10%	1.86%	5.81%
Class C	9/1/1998	9.14%	2.02%	5.41%
Class I	8/31/2007	11.59%	3.25%	6.62%
JPMorgan EMBI Global Diversified Index (reflects no deductions for fees, expenses, or taxes)		10.26%	4.58%	7.29%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Jakob Bak, Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

18

MainStay MacKay Government Fund

(formerly known as MainStay Government Fund)

Investment Objective

The Fund seeks current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.00%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 349	$ 560	$ 789	$ 1,444
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (as well as government sponsored enterprises). These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Fund also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Fund's investment strategies, MacKay Shields LLC, the Fund's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

19

MainStay MacKay Government Fund

The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Investments in the Fund are not guaranteed. While some of the Fund's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

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MainStay MacKay Government Fund

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Government Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

21

MainStay MacKay Government Fund

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
4Q/08	6.08%
Worst Quarter
4Q/16	-3.04%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	-4.14%	-0.52%	1.90%
Return After Taxes on Distributions
Class B		-4.61%	-1.07%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		-2.34%	-0.63%	1.22%
Return Before Taxes
Class A	1/3/1995	-2.76%	-0.09%	2.39%
Investor Class	2/28/2008	-2.97%	-0.33%	2.08%
Class C	9/1/1998	-0.15%	-0.17%	1.89%
Class I	1/2/2004	2.17%	1.10%	3.17%
Bloomberg Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)		2.30%	1.28%	3.23%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

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MainStay MacKay Government Fund

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

23

MainStay MacKay High Yield Corporate Bond Fund

(formerly known as MainStay High Yield Corporate Bond Fund)

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.54%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.98%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; 0.525% on assets from $5 billion to $7 billion; 0.50% on assets from $7 billion to $10 billion; 0.49% on assets from $10 billion to $15 billion; and 0.48% on assets over $15 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 347	$ 554	$ 778	$ 1,421
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Fund may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Fund may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

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MainStay MacKay High Yield Corporate Bond Fund

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Fund invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

25

MainStay MacKay High Yield Corporate Bond Fund

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

26

MainStay MacKay High Yield Corporate Bond Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark as a replacement for the Credit Suisse High Yield Index. The Fund selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	16.82%
Worst Quarter
4Q/08	-17.62%

27

MainStay MacKay High Yield Corporate Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	5/1/1986	0.69%	4.23%	5.70%
Return After Taxes on Distributions
Class B		-1.35%	1.86%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		0.37%	2.19%	3.34%
Return Before Taxes
Class A	1/3/1995	1.74%	4.42%	6.07%
Investor Class	2/28/2008	1.55%	4.37%	6.41%
Class C	9/1/1998	4.68%	4.55%	5.70%
Class I	1/2/2004	6.79%	5.65%	6.80%
Class R1	6/29/2012	6.51%	5.51%	6.28%
Class R2	5/1/2008	6.42%	5.28%	6.75%
Class R3	2/29/2016	6.02%	12.30%	N/A
Class R6	6/17/2013	6.79%	5.70%	N/A
ICE BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)		7.48%	5.81%	7.96%
Credit Suisse High Yield Index (reflects no deductions for fees, expenses, or taxes)		7.03%	5.72%	7.61%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

28

MainStay MacKay Short Duration High Yield Fund

(formerly known as MainStay Short Duration High Yield Fund)

Investment Objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.04%
Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 353	$ 573	$ 810	$ 1,489
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. Debt securities in which the Fund may invest include all types of debt obligations such as bonds, debentures, notes, bank debt, loan participations, commercial paper, floating rate loans, U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments), and convertible corporate bonds. The Fund will generally seek to maintain a weighted average duration of three years or less, although the Fund may invest in instruments of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may invest up to 20% of its net assets in equity securities, including preferred shares. The Fund also may invest in securities of non-U.S. issuers. The Fund may hold cash or invest in investment grade short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

29

MainStay MacKay Short Duration High Yield Fund

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund seeks to minimize interest rate risk through its emphasis on duration management and investments in securities with short and intermediate maturities. The Fund invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s net asset value per share will fluctuate.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling

30

MainStay MacKay Short Duration High Yield Fund

interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be

31

MainStay MacKay Short Duration High Yield Fund

subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index as its primary benchmark. The ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2013-2017)

Best Quarter
2Q/16	4.27%
Worst Quarter
3Q/15	-1.68%

32

MainStay MacKay Short Duration High Yield Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	12/17/2012	4.64%	4.89%	4.78%
Return After Taxes on Distributions
Class I		2.69%	2.73%	2.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.61%	2.73%	2.65%
Return Before Taxes
Class A	12/17/2012	1.25%	4.01%	3.91%
Investor Class	12/17/2012	1.17%	3.89%	3.77%
Class C	12/17/2012	2.52%	3.76%	3.65%
Class R2	12/17/2012	4.18%	4.51%	4.41%
Class R3	2/29/2016	4.02%	8.53%	N/A
ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index (reflects no deductions for fees, expenses, or taxes)		5.37%	4.64%	4.65%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

33

MainStay MacKay Total Return Bond Fund

(formerly known as MainStay Total Return Bond Fund)

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.94%
Waiver / Reimbursement[2]	(0.04)%
Total Annual Fund Operating Expenses After Waiver[2]	0.90%

1. The management fee is as follows: 0.50% on assets up to $1 billion; 0.475% on assets from $1 billion to $3 billion; and 0.465% on assets over $3 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.90% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 340	$ 538	$ 753	$ 1,372
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities, such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; and loan participation interests. The Fund will generally seek to maintain a weighted average duration within 2.5 years (plus or minus) of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security/portfolio to changes in interest rates. Duration incorporates a bond's yield, coupon, final maturity and call features into one number, expressed in years, that indicates how price-sensitive a bond or portfolio is to changes in interest rates. The longer the duration of a security/portfolio, the more sensitive it will be to changes in interest rates. As of December 31, 2017, the weighted average duration of the Fund and Bloomberg Barclays U.S. Aggregate Bond Index were 5.75 years and 5.98 years, respectively.

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MainStay MacKay Total Return Bond Fund

At least 65% percent of the Fund's total assets will be invested in investment grade debt securities, as rated by an independent rating agency, such as rated BBB- or better by Standard & Poor's Ratings Services ("S&P") or Baa3 or better by Moody's Investors Service, Inc. ("Moody's") when purchased, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities rated below investment grade by an independent rating agency or, if not rated, determined to be of equivalent quality by the Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in mortgage dollar rolls, to-be-announced ("TBA") securities transactions, variable rate notes and floaters.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. Commercial paper must be, when purchased, rated in the highest rating category by an independent rating agency, such as A-1 by S&P or Prime-1 by Moody's, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Investment Process: In pursuing the Fund's investment strategy, MacKay Shields LLC, the Fund’s Subadvisor, conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in managing the Fund and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

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MainStay MacKay Total Return Bond Fund

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment

36

MainStay MacKay Total Return Bond Fund

relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay MacKay Total Return Bond Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	4.40%
Worst Quarter
2Q/13	-2.72%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	1/2/1991	4.63%	2.35%	4.75%
Return After Taxes on Distributions
Class I		3.46%	0.97%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.61%	1.16%	3.09%
Return Before Taxes
Class A	1/2/2004	-0.38%	1.06%	3.91%
Investor Class	2/28/2008	-0.52%	1.02%	3.76%
Class B	1/2/2004	-1.50%	0.85%	3.54%
Class C	1/2/2004	2.50%	1.21%	3.54%
Class R1	6/29/2012	4.53%	2.23%	2.76%
Class R2	6/29/2012	4.25%	1.96%	2.50%
Class R3	2/29/2016	3.99%	3.82%	N/A
Class R6	12/29/2014	4.71%	2.68%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500

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MainStay MacKay Total Return Bond Fund

and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

39

MainStay MacKay Unconstrained Bond Fund

(formerly known as MainStay Unconstrained Bond Fund)

Investment Objective

The Fund seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.57%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Interest Expenses on Securities Sold Short	0.08%
Broker Fees and Charges on Short Sales	0.04%
Remainder of Other Expenses	0.19%
Total Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.13%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 362	$ 600	$ 857	$ 1,590
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Fund may invest in debt securities that are rated investment grade and below investment grade by an independent rating agency. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may

40

MainStay MacKay Unconstrained Bond Fund

have fixed, variable, floating or inverse floating rates of interest. The Fund may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Fund may invest up to 15% of its net assets in equity securities.

The Fund intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Fund will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Fund’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Fund will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Fund may invest up to 25% of its total assets in swaps.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 20% of the Fund’s net assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Fund’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions. The Fund may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

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MainStay MacKay Unconstrained Bond Fund

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Short Selling and Short Exposure Risk: To the extent the Fund obtains short exposure through the use of derivatives, the Fund would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central

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MainStay MacKay Unconstrained Bond Fund

clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in

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MainStay MacKay Unconstrained Bond Fund

emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index as well as two additional benchmarks. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as its secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate ("LIBOR") with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Effective February 28, 2013, the Fund changed its investment objective and principal investment strategies. The performance in the bar chart and table prior to that date reflects the Fund's prior investment objective and principal investment strategies. Past performance may have been different if the revised investment objective and principal investment strategies had been in place prior to that date.

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MainStay MacKay Unconstrained Bond Fund

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	9.93%
Worst Quarter
4Q/08	-7.60%

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	2/28/1997	-1.10%	1.53%	4.07%
Return After Taxes on Distributions
Class B		-1.98%	0.27%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		-0.63%	0.66%	2.50%
Return Before Taxes
Class A	2/28/1997	0.09%	1.78%	4.48%
Investor Class	2/28/2008	0.03%	1.72%	4.46%
Class C	9/1/1998	3.02%	1.91%	4.07%
Class I	1/2/2004	4.95%	2.96%	5.23%
Class R2	2/28/2014	4.58%	2.00%	N/A
Class R3	2/29/2016	4.32%	7.84%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)		1.11%	0.50%	0.84%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)		4.06%	2.00%	3.82%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Louis N. Cohen, Senior Managing Director	Since 2009
	Joseph Cantwell, Managing Director	Since February 2018
	Shu-Yang Tan, Managing Director	Since February 2018
	Matt Jacob, Managing Director	Since February 2018

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MainStay MacKay Unconstrained Bond Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

46

MainStay MacKay California Tax Free Opportunities Fund

(formerly known as MainStay California Tax Free Opportunities Fund)

Investment Objective

The Fund seeks current income exempt from federal and California income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.82%
Waiver / Reimbursement[1,2]	(0.07)%
Total Annual Fund Operating Expenses After Waiver[1,2]	0.75%

1. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

2. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 325	$ 498	$ 687	$ 1,232
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and California income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of California. Municipal bonds include, among other instruments, general

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MainStay MacKay California Tax Free Opportunities Fund

obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and California income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investors Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from California income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

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MainStay MacKay California Tax Free Opportunities Fund

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

49

MainStay MacKay California Tax Free Opportunities Fund

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

California State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. California may experience financial difficulties due to the economic environment. Any deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service, state tax authorities or noncompliant conduct of a bond issuer.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays California Municipal Bond Index as its primary benchmark. The Bloomberg Barclays California Municipal Bond Index is a market value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

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MainStay MacKay California Tax Free Opportunities Fund

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2014-2017)

Best Quarter
1Q/14	5.42%
Worst Quarter
4Q/16	-4.77%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	Since Inception

Return Before Taxes
Class I	2/28/2013	6.75%	4.54%
Return After Taxes on Distributions
Class I		6.72%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		5.32%	4.34%
Return Before Taxes
Class A	2/28/2013	1.59%	3.26%
Investor Class	2/28/2013	1.55%	3.20%
Class C	2/28/2013	5.18%	3.91%
Bloomberg Barclays California Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.63%	3.31%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2013
	Robert DiMella, Executive Managing Director	Since 2013
	Michael Petty, Senior Managing Director	Since 2013
	David Dowden, Managing Director	Since 2013
	Scott Sprauer, Managing Director	Since 2013
	Frances Lewis, Managing Director	Since 2017

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MainStay MacKay California Tax Free Opportunities Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and California state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

52

MainStay MacKay High Yield Municipal Bond Fund

(formerly known as MainStay High Yield Municipal Bond Fund)

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes. The Fund's secondary investment objective is total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.54%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.87%

1. The management fee is as follows: 0.55% on assets up to $1 billion; 0.54% on assets from $1 billion to $3 billion; 0.53% on assets from $3 billion to $5 billion; and 0.52% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 337	$ 521	$ 720	$ 1,296
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds. The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Although the Fund may invest in municipal bonds in any rating category, MacKay Shields LLC, the Fund's Subadvisor, intends to invest at least 65% of the Fund's net assets in medium- to low-quality bonds as rated by an independent rating agency (such as bonds rated BBB+ or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa1 or lower by Moody's Investors Service, Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an

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MainStay MacKay High Yield Municipal Bond Fund

independent rating agency (such as bonds rated D by S&P, Fitch or Moody's), or if unrated, judged to be of comparable quality by the Subadvisor ("distressed securities"). Some obligations rated below investment grade are commonly referred to as "junk bonds." It is possible that the Fund could invest up to 100% of its net assets in these securities. However, the Fund reserves the right to invest less than 65% of its net assets in medium to low-quality bonds if the Subadvisor determines that there is insufficient supply of such obligations available that are appropriate for investment or for temporary defensive measures. The Fund will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. Some of the Fund's earnings may be subject to federal income tax and most may be subject to state and local taxes.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify tax-exempt securities it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzes individual municipal securities and sectors.

Generally, the Fund will invest in distressed securities when the Subadvisor believes that such an investment offers significant potential for higher returns or can be exchanged for other securities that offer this potential. However, the Fund cannot guarantee that it will achieve these returns or that an issuer will make an exchange offer or emerge from bankruptcy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

54

MainStay MacKay High Yield Municipal Bond Fund

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such securities at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

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MainStay MacKay High Yield Municipal Bond Fund

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and the life of the Fund compare to those of a broad-based securities market index, as well as a composite index. The Fund has selected the Bloomberg Barclays Municipal Bond Index as its primary benchmark. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Fund has selected the High Yield Municipal Bond Composite Index as its secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40% respectively.

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MainStay MacKay High Yield Municipal Bond Fund

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2011-2017)

Best Quarter
1Q/14	6.46%
Worst Quarter
4Q/16	-6.04%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	3/31/2010	8.87%	5.40%	7.83%
Return After Taxes on Distributions
Class I		8.79%	5.31%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		6.88%	5.14%	7.21%
Return Before Taxes
Class A	3/31/2010	3.71%	4.17%	6.94%
Investor Class	3/31/2010	3.70%	4.13%	6.89%
Class C	3/31/2010	6.78%	4.33%	6.73%
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.45%	3.02%	4.31%
High Yield Municipal Bond Composite Index (reflects no deductions for fees, expenses, or taxes)		7.98%	3.83%	5.72%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2010
	Robert DiMella, Executive Managing Director	Since 2010
	Michael Petty, Senior Managing Director	Since 2010
	David Dowden, Managing Director	Since 2014
	Scott Sprauer, Managing Director	Since 2014
	Frances Lewis, Managing Director	Since 2017

57

MainStay MacKay High Yield Municipal Bond Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

58

MainStay MacKay New York Tax Free Opportunities Fund

(formerly known as MainStay New York Tax Free Opportunities Fund)

Investment Objective

The Fund seeks current income exempt from federal and New York state and, in some cases, New York local income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Acquired (Underlying) Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.84%
Waiver / Reimbursement[1,2]	(0.08)%
Total Annual Fund Operating Expenses After Waiver[1,2]	0.76%

1. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Without this waiver, the management fee would be 0.50% of the Fund’s average daily net assets.

2. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 326	$ 504	$ 697	$ 1,254
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the U.S., and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and New York income taxes, the Fund will treat the bond as qualifying for purposes of the 80%

59

MainStay MacKay New York Tax Free Opportunities Fund

policy even though the issuer of the bond may be located outside of New York. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and New York income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, currently intends to invest primarily in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or Baa3 or higher by Moody's Investors Service Inc. ("Moody's")), or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one independent rating agency (such as bonds rated BB+ or lower by S&P or Fitch, or Ba1 or lower by Moody’s), including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from New York income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal bond market, and tax policies, as well as analyzing individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

60

MainStay MacKay New York Tax Free Opportunities Fund

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

61

MainStay MacKay New York Tax Free Opportunities Fund

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

New York State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. New York may experience financial difficulties due to the economic environment. Any deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service, state tax authorities or noncompliant conduct of a bond issuer.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays New York Municipal Bond Index as its primary benchmark. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

62

MainStay MacKay New York Tax Free Opportunities Fund

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2013-2017)

Best Quarter
1Q/14	5.37%
Worst Quarter
2Q/13	-4.77%

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/14/2012	5.83%	3.85%	4.63%
Return After Taxes on Distributions
Class I		5.81%	3.84%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.95%	3.84%	4.45%
Return Before Taxes
Class A	5/14/2012	0.81%	2.64%	3.51%
Investor Class	5/14/2012	0.88%	2.57%	3.43%
Class C	5/14/2012	4.26%	3.24%	4.00%
Bloomberg Barclays New York Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.09%	3.01%	3.17%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2012
	Robert DiMella, Executive Managing Director	Since 2012
	Michael Petty, Senior Managing Director	Since 2012
	David Dowden, Managing Director	Since 2012
	Scott Sprauer, Managing Director	Since 2012
	Frances Lewis, Managing Director	Since 2017

63

MainStay MacKay New York Tax Free Opportunities Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and New York state and, in some cases, New York local income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

64

MainStay MacKay Tax Free Bond Fund

(formerly known as MainStay Tax Free Bond Fund)

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.43%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.81%

1. The management fee is as follows: 0.45% on assets up to $500 million; 0.425% on assets from $500 million to $1 billion; 0.40% on assets from $1 billion to $5 billion; and 0.39% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 331	$ 502	$ 688	$ 1,227
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds that are rated investment grade by at least one independent rating agency (i.e., within the highest four quality ratings by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Ratings). On average, the Fund will invest in municipal bonds that have a maturity range of 10 to 30 years. Municipal bonds are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions and agencies, authorities and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in unrated securities deemed by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

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The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs a relative value research-driven approach to achieve the Fund's investment objective. The Subadvisor's strategies include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Subadvisor may engage in various portfolio strategies to achieve the Fund's investment objective, to seek to enhance the Fund's investment return and to seek to hedge the portfolio against adverse effects from movements in interest rates and in the securities markets.

The Subadvisor uses active management in an effort to identify mispriced tax-exempt securities and build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market and tax policies, and analyzes individual municipal securities and sectors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and

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would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. These risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Municipal Bond Concentration Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

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Variable Rate Demand Instruments Risk. A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Bloomberg Barclays Municipal Bond Index as its primary benchmark. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	8.29%
Worst Quarter
4Q/10	-4.99%

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MainStay MacKay Tax Free Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	0.37%	2.92%	4.35%
Return After Taxes on Distributions
Class B		0.36%	2.91%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		1.46%	2.98%	4.19%
Return Before Taxes
Class A	1/3/1995	0.76%	2.60%	4.19%
Investor Class	2/28/2008	0.87%	2.58%	4.56%
Class C	9/1/1998	4.26%	3.25%	4.35%
Class I	12/21/2009	5.77%	3.79%	5.47%
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)		5.45%	3.02%	4.46%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2009
	Robert DiMella, Executive Managing Director	Since 2009
	Michael Petty, Senior Managing Director	Since 2011
	David Dowden, Managing Director	Since 2014
	Scott Sprauer, Managing Director	Since 2014
	Frances Lewis, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T

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shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay Money Market Fund

Investment Objective

The Fund seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.40%
Distribution and/or Service (12b-1) Fees	None %
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.58%

1. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million up to $1 billion; and 0.30% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 59	$ 186	$ 324	$ 726
Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share using the amortized cost method of valuation by operating as a “retail money market fund,” as such term is defined or interpreted pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended. As a “retail money market fund,” the Fund may be subject to the implementation of liquidity fees and redemption gates.

The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit, bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floaters, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

The Fund will generally invest in obligations that mature in 397 days or less, substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Fund's Subadvisor, seeks to achieve the highest yield relative to minimizing risk while also maintaining liquidity and preserving principal. The Subadvisor selects securities based on an analysis of the creditworthiness of the issuer. The Subadvisor works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

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MainStay Money Market Fund

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments.

Stable Net Asset Value Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company or other issuer once believed to be an issuer of high-quality, short-term securities. The Fund is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Money Market Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such

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MainStay Money Market Fund

collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The average annual total returns table shows how the Fund's average annual total returns for the one-, five- and ten-year periods compare to those of a money market fund average. The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

For certain periods, the Manager voluntarily has waived or reimbursed the Fund’s expenses to the extent it deemed appropriate to enhance the Fund’s yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Fund’s returns would have been lower. Performance is not shown for classes with less than one calendar year of performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
1Q/08	0.84%
Worst Quarter
1Q/13	0.00%

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MainStay Money Market Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

	1 Year	5 Years	10 Years
Class A	0.45%	0.10%	0.26%
Investor Class	0.26%	0.06%	0.17%*
Class B	0.26%	0.06%	0.23%
Class C	0.26%	0.06%	0.23%
7-day current yield
Class A: 0.84%
Investor Class: 0.61%
Class B: 0.61%
Class C: 0.61%
Average Lipper Money Market Fund
(reflects no deductions for fees and taxes)	0.61%	0.16%	0.36%

* Investor Class shares commenced operations on February 28, 2008.

Management

New York Life Investment Management LLC serves as the Fund's Manager. NYL Investors LLC serves as the Fund's Subadvisor.

How to Purchase and Sell Shares

Investments in the Fund are limited to accounts beneficially owned by natural persons. The Fund will deny purchases of Fund shares to investors that do not satisfy the eligibility requirements to invest in a retail money market fund (i.e., investors who are not natural persons).

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to limit beneficial owners of the Fund to natural persons, the Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund.” Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Acquired (Underlying) Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	1.14%

1. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 363	$ 603	$ 862	$ 1,601
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 191% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Fund will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Fund’s Manager, based on its tactical view of the market. The Fund may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to rebalance the Fund’s allocation between equity and fixed-income securities.

The Fund may invest up to 20% of its net assets in foreign securities, but only in countries the Subadvisors consider stable, and only in securities considered to be of high quality. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Fund, and MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the equity portion of the Fund, will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

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Equity Investment Process: MacKay Shields generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. MacKay Shields considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $653.7 million to $62.5 billion as of December 31, 2017), the S&P MidCap 400® Index (which ranged from $946 million to $13.1 billion as of December 31, 2017), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that MacKay Shields determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe.

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. MacKay Shields also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Fund's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

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MainStay Balanced Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate

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changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices, as well as a composite index. The Fund has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay Balanced Fund

The Fund’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

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MainStay Balanced Fund

Annual Returns, Class I Shares

(by calendar year 2008-2017)

Best Quarter
2Q/09	13.23%
Worst Quarter
4Q/08	-13.31%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/1/1989	9.87%	9.69%	6.66%
Return After Taxes on Distributions
Class I		7.61%	7.63%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		6.50%	7.13%	5.05%
Return Before Taxes
Class A	1/2/2004	3.58%	8.19%	5.78%
Investor Class	2/28/2008	3.39%	8.00%	6.08%
Class B	1/2/2004	3.58%	8.13%	5.40%
Class C	12/30/2002	7.59%	8.42%	5.40%
Class R1	1/2/2004	9.76%	9.59%	6.55%
Class R2	1/2/2004	9.65%	9.33%	6.30%
Class R3	4/28/2006	9.20%	9.03%	6.02%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)		13.34%	14.68%	9.10%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses, or taxes)		2.14%	1.50%	3.32%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		8.78%	9.37%	7.18%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager and oversees the investment portfolio of the Fund. NYL Investors LLC serves as the Fund’s Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. MacKay Shields LLC serves as the Fund's Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Fund.

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MainStay Balanced Fund

Manager/Subadvisors	Portfolio Managers	Fund Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2017
NYL Investors LLC	Thomas J. Girard, Senior Managing Director*	Since 2008
	Donald F. Serek, Managing Director	Since 2012
	Kenneth Sommer, Senior Director	Since 2017
MacKay Shields LLC	Andrew Ver Planck, Senior Vice President	Since 2013
	Migene Kim, Vice President	Since 2014

* Thomas Girard will serve as portfolio manager for the Fund until June 2018.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay Income Builder Fund

Investment Objective

The Fund seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.61%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.01%

1. The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million up to $1 billion; 0.575% on assets from $1 billion up to $5 billion; and 0.565% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 350	$ 564	$ 794	$ 1,455
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Fund, may use equity index and fixed-income futures to manage the Fund’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Fund's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Fund, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

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MainStay Income Builder Fund

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund's investment objective, the Fund may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds."

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Fund may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Fund: The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisors may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

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MainStay Income Builder Fund

Portfolio Management Risk: The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or

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MainStay Income Builder Fund

engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain

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MainStay Income Builder Fund

an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of certain broad-based securities market indices and to the Blended Benchmark Index, a composite representation prepared by the Manager of the performance of the Fund's asset classes weighted according to their respective weightings in the Fund's target range. The Blended Benchmark Index is comprised of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively.

The Fund has selected the MSCI World Index as its benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets. The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/10	9.82%
Worst Quarter
4Q/08	-14.22%

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MainStay Income Builder Fund

Average Annual Total Returns (for the periods ended December 31, 2017)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class B	12/29/1987	6.13%	7.17%	5.16%
Return After Taxes on Distributions
Class B		4.85%	5.66%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		4.13%	5.24%	3.83%
Return Before Taxes
Class A	1/3/1995	5.98%	7.26%	5.59%
Investor Class	2/28/2008	5.82%	7.06%	5.90%
Class C	9/1/1998	10.10%	7.48%	5.15%
Class I	1/2/2004	12.37%	8.75%	6.47%
Class R2	2/27/2015	11.98%	4.59%	N/A
Class R3	2/29/2016	11.70%	12.43%	N/A
Blended Benchmark Index (reflects no deductions for fees, expenses, or taxes)		12.62%	6.91%	4.88%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		22.40%	11.64%	5.03%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		3.54%	2.10%	4.01%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as Subadvisor for the Fund's equity investments. MacKay Shields LLC serves as Subadvisor for the Fund's fixed-income investments, and is responsible for the overall asset allocation decisions for the Fund.

Manager/Subadvisors	Portfolio Managers	Fund Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since February 2018
	Jonathon Swaney, Managing Director	Since February 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Louis N. Cohen, Senior Managing Director	Since 2010
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

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MainStay Income Builder Fund

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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MainStay MacKay Convertible Fund

(formerly known as MainStay Convertible Fund)

Investment Objective

The Fund seeks capital appreciation together with current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares of the Fund in a single transaction. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 111 of the Prospectus and in the "Alternative Sales Arrangements" section on page 108 of the Statement of Additional Information.

Class T

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.58%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.99%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets over $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC (“New York Life Investments”) under a separate fund accounting agreement. This addition to the management fee amounted to 0.01% of the Fund's average daily net assets, but did not result in a net increase in Total Annual Fund Operating Expenses.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$ 348	$ 557	$ 783	$ 1,433
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Fund may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Fund's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

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MainStay MacKay Convertible Fund

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Fund may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Fund may invest in foreign securities, which are securities issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

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MainStay MacKay Convertible Fund

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

Class T shares have not commenced operations as of the date of this Prospectus. As a result, the following chart and table give you a picture of the performance for the other share classes of the Fund, which are not offered in this Prospectus. The performance of Class T shares would be similar to the other share classes because all share classes are invested in the same portfolio of securities and would differ only to the extent that Class T shares have different expenses. To the extent Class T shares have higher expenses than the other share classes of the Fund, its performance would be lower.

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the ICE BofA Merrill Lynch U.S. Convertible Index as its primary benchmark. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylinvestments.com/funds for more recent performance information.

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MainStay MacKay Convertible Fund

Annual Returns, Class B Shares

(by calendar year 2008-2017)

Best Quarter
3Q/09	14.57%
Worst Quarter
4Q/08	-17.45%

Average Annual Total Returns (for the periods ended December 31, 2017)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class B	5/1/1986	4.80%	9.12%	5.62%
Return After Taxes on Distributions
Class B		3.14%	7.13%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares
Class B		3.95%	6.61%	4.10%
Return Before Taxes
Class A	1/3/1995	4.71%	9.19%	6.01%
Investor Class	2/28/2008	4.60%	8.99%	6.24%
Class C	9/1/1998	8.81%	9.40%	5.62%
Class I	11/28/2008	11.24%	10.72%	13.26%
ICE BofA Merrill Lynch U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		13.70%	10.74%	7.35%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Manager	Fund Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm. Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries, such as a bank or broker-dealer. Not all financial intermediaries make Class T shares available to their clients. Generally, an initial investment minimum of $2,500 and a subsequent investment minimum of $50 apply for Class T shares. However, for Class T shares purchased through a systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and

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MainStay MacKay Convertible Fund

which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of Class T shares of the Fund and the intermediary’s policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. The sales charge structure and policies of Class T shares may create a conflict of interest for financial advisers or financial intermediaries. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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Information about each Fund's objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. The Funds may be subject to risks to different degrees. Not all investments/strategies of the Funds may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain of the Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that Fund's Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, the market value of such investments may be counted for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. Except with respect to the MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund, a Fund's policy to invest at least 80% of its assets in such a manner is "non-fundamental," which means that it may be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. The Funds have adopted a policy to provide a Fund's shareholders with at least 60 days' prior notice of any change in a Fund's non-fundamental investment policy with respect to investments of the type suggested by its name.

The MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund also have names which suggest a focus on a particular type of investment (MainStay High Yield Municipal Bond Fund's name suggests investment in municipal bonds; however Rule 35d-1 under the 1940 Act does not apply to the "High Yield" portion of the Fund's name). In accordance with Rule 35d-1 under the 1940 Act, each of these Funds (except the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund) has adopted a policy that it will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. In accordance with Rule 35d-1 under the 1940 Act, the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund each have adopted a policy that it will invest at least 80% of the value of its assets in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California and New York income taxes, respectively. The investment policy of MainStay California Tax Free Opportunities Fund, MainStay High Yield Municipal Bond Fund, MainStay New York Tax Free Opportunities Fund and the MainStay Tax Free Bond Fund to invest at least 80% of its assets in such a manner is "fundamental," which means that it may not be changed without the vote of a majority of the respective Fund's outstanding shares as defined in the 1940 Act. For the purpose of satisfying the 80% investment restriction of the MainStay California Tax Free Opportunities Fund and MainStay New York Tax Free Opportunities Fund, respectively, each Fund may consider federal and California, or federal and New York income tax exemptions separately, as applicable. An individual bond may satisfy the federal and/or California or federal and/or New York income tax exemption, as applicable. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including ETFs that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

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California State Specific Risk

The MainStay California Tax Free Opportunities Fund invests primarily in municipal bonds issued by or on behalf of the State of California and its political subdivisions, agencies, authorities and instrumentalities. As a result, the Fund is more exposed to the risks affecting issuers of California municipal bonds than is a municipal bond fund that invests more widely.

Most local government agencies within the State, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety and a weakened economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiatives since 1978. Individual local governments may also have local initiatives that affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, have all been adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, authorities and instrumentalities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s NAV or the distributions paid by the Fund.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest

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rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Fund's performance. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at or near historically low levels. The Funds may be subject to heightened interest rate risk because the Federal Reserve may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in a Fund's income.

Debt securities rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund's susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Fund, including the Municipal Bond Funds, or result in the deferral of losses that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders. As series of investment companies registered with the Securities and Exchange Commission ("SEC"), the Funds must maintain reserves of liquid assets or enter into offsetting transactions to "cover" obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.

Future regulatory developments may impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

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Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Fund has invested, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Equity Securities

Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

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• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Fund’s Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Generally, the lower the rating category, the more risky the investment.

Although the floating rate loans in which a Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Fund’s rights to exercise remedies against collateral or may impose procedures that delay the Fund’s receipt of proceeds of collateral. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Fund’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to the Fund, including limiting or delaying the remedies or collateral available to the Fund. In addition, if the Fund holds certain floating rate loans, a Fund may be required to exercise its rights collectively with other creditors or through an agent bank or other

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intermediary acting on behalf of multiple creditors, and the value of a Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Fund will typically purchase loans via assignment, which makes a Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Fund may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Funds' ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain

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obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

High Yield Municipal Bond Risk

Certain Funds may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Fund's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Fund’s valuation policies.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, a Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where a Fund would suffer a loss on

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the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting a Fund's NAV. Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Leverage

To the extent a Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Fund to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. Certain Funds are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Securities purchased by a Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If one or more instruments in a Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. A Fund (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate net asset values. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

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Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), such as the Funds. The rule may negatively impact a Fund and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to Fund strategies in the future. The compliance date for certain requirements of the new rule is currently December 1, 2018 and June 1, 2019 for other requirements of the new rule.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Funds invest. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

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MainStay Money Market Fund

Money market funds are subject to rules governing their portfolios, including with respect to maturity, quality, diversification, liquidity, liquidity fees and the temporary suspensions of redemptions. The MainStay Money Market Fund’s investment strategies are designed to comply with these portfolio and other requirements. In addition, the Fund intends to qualify as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” below for additional information. As a “retail money market fund,” the Fund may value its securities using the amortized cost method of valuation as permitted under the rules governing money market funds.

Money Market/Short-Term Securities Risk

To the extent that a Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for a Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Fund foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Fund.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, a Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Fund invests. In addition, certain regulatory changes may increase the costs to a Fund of investing in asset-backed securities and a Fund’s investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Funds' assets are managed by multiple Subadvisors. A Fund’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of a Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund.

The Manager may experience conflicts of interest in its selection of Subadvisors for a Fund. One or more Subadvisors to a Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

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The multi-manager approach may also cause a Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of a Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause a Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Fund’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

New York State Specific Risk

The MainStay New York Tax Free Opportunities Fund will invest in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal bonds than is a municipal bond fund that invests more widely. Such risks include, but are not limited to, the performance of the national and New York economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the federal government, including audits, disallowances, changes in aid levels and changes to Medicaid rules.

In addition, the economy of New York City is dependent on the financial industry. As a result, a downturn in the financial industry may affect New York City and the State of New York more than other states and municipalities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding

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such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Repurchase Agreements

The Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund’s use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

Short Selling

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in the Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

Certain Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each

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participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund’s use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Fund investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Taxability Risk

Certain Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to a Fund’s acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), each Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

The MainStay Money Market Fund also may invest outside the scope of its principal investment strategies in cash and securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money

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if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Value Stocks

Certain Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

Variable Rate Demand Obligations Risks

A variable rate demand instrument is generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Fund. Depending on the interest rate environment, a Fund may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Fund from receiving the higher interest rate payments in a timely manner. Additionally, a Fund will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Fund chooses not to hold the security to maturity and instead exercises the demand feature. A Fund is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Fund is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the variable rate demand instrument.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities. Recently finalized rules include certain mandatory margin requirements for the to-be-announced (“TBA”) market, which may require the Funds to post collateral in connection with their TBA transactions.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the U.S. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield

The amount of income received by a Fund will vary, and there can be no guarantee that a Fund will achieve or maintain any particular level of yield. The yields received by a Fund on its investments will vary from day to day depending on various factors, including changes in short-term interest rates. A Fund’s yield will generally decline as interest rates decline. If interest rates increase, the Fund’s yield may not increase proportionately. During periods of very low short-term interest rates, a Fund’s expenses could absorb all or a portion of the Fund’s income, and the Fund may not be able to maintain a positive yield.

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund

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receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Funds may also invest or engage in, or be subject to risks associated with, the following:

Closed-End Funds

Certain Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Initial Public Offerings ("IPOs")

IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Large Investments by Shareholders

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund's performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund's transaction costs.

Lending of Portfolio Securities

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Boards. In determining whether to lend securities, the Manager or the Subadvisors or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Operational and Cyber Security Risk

The Funds are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Funds and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption or destruction and denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with

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a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practice. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, a Subadvisor or the Fund.

Risk of Increase in Expenses

Your actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Information Regarding Bloomberg Barclays U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. Not all of the MainStay Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all MainStay Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at nylinvestments.com/funds. The information contained in or otherwise accessible through the MainStay website does not form part of this Prospectus. For additional details, please contact your financial adviser or the MainStay Funds free of charge by calling toll-free 800-MAINSTAY (624-6782).

Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds.

The following terms are used in this Shareholder Guide:

• "MainStay Asset Allocation Funds" collectively refers to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund.

• “MainStay Cushing Funds” collectively refers to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund.

• "MainStay Epoch Funds" collectively refers to the MainStay Epoch Capital Growth Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch Global Choice Fund and MainStay Epoch Global Equity Yield Fund.

• “MainStay Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "MainStay International/Global Equity Funds" collectively refers to the MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund.

• "MainStay Mixed Asset Funds" collectively refers to the MainStay Balanced Fund, MainStay Income Builder Fund and MainStay MacKay Convertible Fund.

• “MainStay Tax-Exempt Funds” collectively refers to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund and MainStay MacKay Tax Free Bond Fund.

• "MainStay Target Date Funds" collectively refers to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

• "MainStay Taxable Bond Funds" collectively refers to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund and MainStay Money Market Fund.

• "MainStay U.S. Equity Funds" collectively refers to the MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund.

• The Board of Trustees of MainStay Funds Trust and the Board of Trustees of The MainStay Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investments."

• New York Life Insurance Company is referred to as "New York Life."

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

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• NYLIFE Distributors LLC, the MainStay Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST

Generally, Class T shares are available only to investors who are investing through a third-party financial intermediary that has entered into an agreement with the Distributor authorizing the intermediary to sell Class T shares. Each Fund offers other classes of shares, which are described in a separate prospectus.  Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.

Consult a representative of your financial intermediary about the availability of Class T shares (and other classes of shares) of the Fund and the intermediary's policies, procedures and other information. The services provided (and the fees and sales charges received) by financial intermediaries may vary by category of financial intermediary, and the services provided by financial intermediaries in the same category may differ. Sales charges and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares they hold in your account.

The sales charge structure and policies or features of Class T shares may create a conflict of interest for financial intermediaries (and financial advisers) with respect to transactions in Class T shares of one or more MainStay Funds. Intermediaries (and financial advisers) may be financially incentivized to recommend or place orders for transactions in Class T shares because any purchase of Class T shares is subject to an initial sales charge which the intermediary (or financial adviser) receives as compensation.

Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge (which is the case for Class T shares), at the time you sell your shares as a contingent deferred sales charge (“CDSC”) and/or over time in the form of ongoing fees. Class T shares are not subject to a CDSC. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares, the amount of the sales charge and whether you are eligible for reduced or waived sales charges, if applicable. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. Each investor's personal situation is different and you may wish to discuss with your financial intermediary which share classes are available to you and which share class is appropriate for you.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of sales charge (if offered).

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a MainStay Fund, and thus, all investors in the MainStay Fund indirectly share such costs. The expenses for each MainStay Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." Certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

In addition to the direct expenses that a MainStay Fund bears, MainStay Fund shareholders indirectly bear the expenses of the other funds in which the MainStay Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund"

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reflect a MainStay Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the MainStay Fund's assets among the Underlying Funds (if any) during the MainStay Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the MainStay Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a MainStay Fund for its prior fiscal year and do not include the MainStay Fund's share of the fees and expenses of any Underlying Fund.

Most significant among the class-specific costs is:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling MainStay Fund shares, compensating brokers and others who sell MainStay Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The MainStay Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each MainStay Fund are presented earlier in the respective Fund Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees," and include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class T shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in MainStay Fund shares.

Distribution and/or service (12b-1) fees and initial sales charges are each discussed in more detail in this Shareholder Guide. The following table provides a summary of the characteristics of Class T shares:

Class T

Initial sales charge	Yes
Initial sales charge waivers	None
Contingent deferred sales charge	None
Ongoing distribution and/or service (12b-1) fees	0.25%
Conversion feature	None
Purchase maximum	None

Class T Share Considerations

• Generally, Class T shares have a minimum initial investment amount of $2,500 per MainStay Fund. Class T share balances are examined Fund-by-Fund on a semi-annual basis. Please note that you may not aggregate holdings of Class T shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent.

• When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment in a single transaction in Class T shares of a Fund (see "Information on Sales Charges").

• Since some of your investment goes to pay an upfront sales charge when you purchase Class T shares, you will purchase fewer shares than you would with the same investment in other share classes with the exception of Class A and Investor Class shares (offered in a separate prospectus) at certain investment amounts.

• Unlike other share classes offered by the Funds, an initial sales charge applies to any purchase of Class T shares (other than reinvestment of dividends or capital gains).

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a MainStay Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The MainStay Funds may

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also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Class T Shares

• $2,500 minimum initial investment with $50 minimum subsequent purchase amount requirement for any single MainStay Fund, although investment minimums may vary depending on the policies of the particular intermediary; or

• if through a systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class T shares. See the SAI for additional information.

INFORMATION ON SALES CHARGES

Class T Shares

When you invest in Class T shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that applies to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. Any applicable sales charge will be deducted directly from your investment. Typically, all of the sales charge will be paid to your financial intermediary firm as a concession. It is the responsibility of your financial intermediary to ensure you obtain the correct “breakpoint” discount. Other than these discounts, there are no reductions in the mutual sales charge applicable to Class T shares. Class T shares of MainStay Money Market Fund are not subject to a sales charge.

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.50%	2.56%	2.50%
$250,000 to $499,999	2.00%	2.04%	2.00%
$500,000 to $999,999	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

INFORMATION ON FEES

Rule 12b-1 Plans

Each MainStay Fund (except the MainStay Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Class T 12b-1 plan typically provides for payment for distribution and/or service activities of up to 0.25% of the average daily net assets. For Class T shares, the Distributor begins to pay these fees to the financial intermediary immediately after purchase. Financial intermediaries may compensate their financial advisors with the distribution fees paid to them by the Distributor. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of MainStay Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the MainStay Fund and may cost more than some types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

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COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the MainStay Funds and shareholders. Such compensation may vary depending upon the MainStay Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

The Distributor may pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Class T shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession.

For share classes that have adopted a 12b-1 plan, the Distributor may also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.

In addition to the payments described above, the Distributor or an affiliate may pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of MainStay Fund shares (other than Class R6 shares) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a MainStay Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the advisers to recommend the purchase of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the MainStay Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling MainStay Fund shares or are listed on MainStay Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the MainStay Funds or retain more shares of the MainStay Funds for their clients’ accounts, New York Life Investments and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the MainStay Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the MainStay Funds pay to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

Although financial firms that sell MainStay Fund shares may execute brokerage transactions for a MainStay Fund’s portfolio, the MainStay Funds, New York Life Investments and the Subadvisors do not consider the sale of MainStay Fund shares as a factor when choosing financial firms to effect portfolio transactions for the MainStay Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial

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intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” section of the Prospectus because the payments are not made by the MainStay Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING MAINSTAY FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Class T Shares

Generally, Class T shares are available only to investors who are investing through certain third-party financial intermediaries. If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Generally, you cannot buy, sell or otherwise transact in Class T shares (or transfer ownership) directly through the MainStay Funds or Transfer Agent. You buy shares at NAV (plus any applicable front-end sales charge). NAV is generally calculated by each MainStay Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The MainStay Funds do not usually calculate their NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a MainStay Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the MainStay Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a MainStay Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a MainStay Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the MainStay Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Effective May 11, 2018, certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities.

Federal law prohibits the MainStay Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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After an account is opened, the MainStay Funds may restrict your ability to purchase additional shares until your identity is verified, and for legal entities, the identity of beneficial owners. The MainStay Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. Neither the MainStay Funds, New York Life Investments nor the Board will be responsible for any loss in your account or tax liability resulting from any account closure or associated redemption of MainStay Fund shares.

CONVERSIONS BETWEEN SHARE CLASSES

Generally, there is no conversion between Class T and another class of a MainStay Fund.

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• MainStay Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• MainStay Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed in its entirety, we will be unable to process your initial deposit.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• MainStay Fund name and share class.

By internet:	Visit us at nylinvestments.com/funds

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your MainStay Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The MainStay Funds do not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• MainStay Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

By internet:	Visit us at nylinvestments.com/funds

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of MainStay Fund shares. The MainStay Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The MainStay Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a MainStay Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a MainStay Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the MainStay Funds at least 3 days prior to the scheduled purchase.

• A MainStay Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The MainStay Funds do not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

• To purchase Class T shares, please contact your financial intermediary.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day after receiving your request in good order. However, it may take up to seven days to do so.

• If you buy shares by check or by ACH purchase and quickly decide to sell them, MainStay Funds may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

• We may suspend the right to redeem shares of any MainStay Fund and may postpone payment for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the security holders of MainStay Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the MainStay Money Market Fund, the Board may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Board also may suspend redemptions and irrevocably approve the liquidation of the MainStay Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the MainStay Funds take reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We require a written order to sell shares and a Medallion Signature Guarantee if:

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

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— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

• You may redeem Class T shares only through the financial intermediary through which you hold the shares, who may charge you a fee for processing a redemption.

Each MainStay Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each MainStay Fund may distribute redemption proceeds in kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

MainStay Money Market Fund

The MainStay Money Market Fund intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

If you wish to transfer your Class T shares from one financial intermediary to another, you may be unable to do so if the other financial intermediary does not make Class T shares available to its customers. Please contact your financial intermediary for more information.

Wiring money to the MainStay Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

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You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a MainStay Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain MainStay Funds may be more likely to close and reopen than others. If a MainStay Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the MainStay Fund, your account will be closed and you will not be able to make any additional investments in that MainStay Fund. If a MainStay Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that MainStay Fund unless you are already a shareholder of such MainStay Fund.

It is important that the MainStay Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the MainStay Funds. It is the responsibility of an investor to ensure that the MainStay Funds are aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the MainStay Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The MainStay Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a MainStay Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the MainStay Funds for an “inactivity period” as specified in applicable state laws. If a MainStay Fund is unable to establish contact with an investor, the MainStay Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least once every 2 years, or sooner, to review your account information. Below are ways in which you can assist us in safeguarding your MainStay Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylinvestments.com/funds to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-MAINSTAY (624-6782) and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-MAINSTAY (624-6782) Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting MainStay Funds in writing or through the MainStay Funds’ website.

• Take action on letters received in the mail from MainStay concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding MainStay Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the MainStay Funds. For more information, please call 800-MAINSTAY (624-6782).

The Prospectus and SAI, related regulatory filings, and any other MainStay Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The MainStay Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investments, a Subadvisor or other parties who provide services to the Funds.

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Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a MainStay Fund by transferring securities to a MainStay Fund in exchange for MainStay Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the MainStay Funds' approval and determination that the securities are acceptable investments for the MainStay Fund and are purchased consistent with the MainStay Fund's procedures relating to in-kind purchases. The MainStay Funds reserve the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The MainStay Funds reserve the right to pay certain large redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable MainStay Fund’s portfolio, consistent with the MainStay Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a redemption would be effected through a distribution of the MainStay Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

• all phone calls with service representatives are recorded; and

• written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and website at any time or if the systems become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

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Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the MainStay Money Market Fund of up to 2% or a redemption gate to temporarily suspend the right of redemption from the Fund for up to 10 business days (in any 90 day period) in the event that the Fund’s “weekly liquid assets” fall below certain required minimums because of market conditions or other factors.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Board, based on its determination that the liquidity fee and/or redemption gate is in the best interests of the Fund, may, as early as the same day: (i) impose a liquidity fee of no more than 2% on redemptions from the Fund; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets at the end of any business day, the Fund must impose, as of the beginning of the next business day, a liquidity fee of 1% on redemptions from the Fund, unless the Board (including a majority of Independent Trustees) determines that not doing so is in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) is in the best interests of the Fund.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time, if it believes such action to be in the best interests of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days (in any 90 day period). When a fee or a gate is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a redemption gate is in place for the Fund, shareholders may not be permitted to exchange into or out of the Fund. Any redemption requests submitted while a redemption gate is in place, including any checks written under established checkwriting privileges, will be cancelled without further notice. In that case, a new redemption request must be submitted to the Fund if you wish to redeem your shares after the redemption gate has been lifted. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylinvestments.com/funds, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

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Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request. You may systematically exchange a share or dollar amount from one MainStay Fund into any other MainStay Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Class T shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchange privileges are not applicable to Class T shares. The MainStay Funds reserve the right to revise the exchange privilege consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

Selling shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Excessive Purchases and Redemptions

The MainStay Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a MainStay Fund's shareholders and the MainStay Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund's investment strategies or negatively impact the MainStay Fund’s performance. For example, the Manager or a Subadvisor might have to maintain more of a MainStay Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund's investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a MainStay Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds' judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds' policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within the MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds' Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds' policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

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The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund may place a 30-day "block" on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures will be less restrictive than the MainStay Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds' ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds' Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay Money Market Fund and other MainStay Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of the MainStay Funds' investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects its fair value. Changes in the value of a MainStay Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the Subadvisor(s) (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. Consequently, the value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund's assets invested in one or more Underlying Funds, the MainStay Fund's NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures establishing methodologies for the valuation of the MainStay Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds' Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds, notably the MainStay International/Global

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Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Portfolio Holdings Information

A description of the MainStay Funds' policies and procedures with respect to the disclosure of each of the MainStay Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds' portfolio holdings will be made public on the MainStay Funds' website at nylinvestments.com/funds 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

MainStay Money Market Fund will post on the MainStay Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. MainStay Money Market Fund's postings will remain on the MainStay Funds' website for a period of at least six months after posting. Also, in the case of the MainStay Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the MainStay Funds’ website.

The portfolio holdings for MainStay Cushing Funds, MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Short Duration High Yield Fund will be made public 60 days after quarter end.

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Epoch U.S. Small Cap Fund will be made public 15 days after month end.

The portfolio holdings for MainStay Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate MainStay Fund’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each MainStay Fund will vary based on the income from its investments and the expenses incurred by the MainStay Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each MainStay Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of maintaining its share price at $1.00, among other things, the MainStay Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The MainStay Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least annually:

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Growth Allocation Fund, MainStay Large Cap Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund MainStay MAP Equity Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly:

MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Convertible Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly:

MainStay Cushing MLP Premier Fund, MainStay Income Builder Fund, MainStay Indexed Bond Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund

Dividends from the net investment income (if any) of the following MainStay Funds are declared daily and paid at least monthly:

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MainStay Floating Rate Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Advantaged Short Term Bond Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The MainStay Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The MainStay Funds (other than the MainStay Cushing MLP Premier Fund) will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the MainStay Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same MainStay Fund; or

• another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same MainStay Fund.

3. Take the capital gains in cash and reinvest the dividends in the same MainStay Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same MainStay Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original MainStay Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original MainStay Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same MainStay Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
UNDERSTAND THE TAX CONSEQUENCES

MainStay Absolute Return Multi-Strategy Fund, MainStay Candriam Emerging Markets Equity Fund, MainStay Cushing Energy Income Fund, MainStay Cushing Renaissance Advantage Fund, MainStay International/Global Equity Funds, MainStay Mixed Asset Funds, MainStay Money Market Fund, MainStay Taxable Bond Funds and MainStay U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the MainStay Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a MainStay Fund's realized capital gains are subject to tax based on the length of time a MainStay Fund holds its investments, regardless of how long you hold MainStay Fund shares. Generally, if a MainStay Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such MainStay Funds earn qualified dividend income from domestic corporations and certain qualified foreign

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corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the MainStay Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the MainStay Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees and Redemption Gates for the MainStay Money Market Fund” above for additional information regarding liquidity fees.

MainStay Tax-Exempt Funds

The MainStay Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of MainStay MacKay California Tax Free Opportunities Fund and MainStay MacKay New York Tax Free Opportunities Fund, California and New York personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these MainStay Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These MainStay Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such MainStay Fund holds investments, regardless of how long you hold MainStay Fund shares. If any of the MainStay Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

MainStay MacKay California Tax Free Opportunities Fund

So long as, at the close of each quarter of the MainStay MacKay California Tax Free Opportunities Fund’s taxable year, at least 50% of the value of the MainStay MacKay California Tax Free Opportunities Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the MainStay MacKay California Tax Free Opportunities Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of MainStay MacKay California Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund seeks to comply with certain state tax requirements so that individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund that are residents of New York State will not be subject to New

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York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, MainStay MacKay New York Tax Free Opportunities Fund will invest in New York State or municipal bonds. Individual shareholders of MainStay MacKay New York Tax Free Opportunities Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by MainStay MacKay New York Tax Free Opportunities Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay New York Tax Free Opportunities Fund to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay MacKay Tax Advantaged Short Term Bond Fund

MainStay MacKay Tax Advantaged Short Term Bond Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed diversified portfolio of tax-exempt and taxable debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the MainStay MacKay Tax Advantaged Short Term Bond Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the MainStay MacKay Tax Advantaged Short Term Bond Fund to be able to pay distributions from its net tax-exempt income. Although the MainStay MacKay Tax Advantaged Short Term Bond Fund normally will seek to qualify to pay distributions from its net tax-exempt income there is no guarantee that the MainStay MacKay Tax Advantaged Short Term Bond Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the MainStay MacKay Tax Advantaged Short Term Bond Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a MainStay MacKay Tax Advantaged Short Term Bond Fund to purchase or carry shares of the MainStay MacKay Tax Advantaged Short Term Bond Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

MainStay Asset Allocation Funds and MainStay Target Date Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the MainStay Asset Allocation and MainStay Target Date Funds are subject to tax, whether you take them as cash or automatically reinvest them. These MainStay Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the MainStay Asset Allocation, MainStay Target Date Funds or Underlying Funds will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these MainStay Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from these MainStay Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

MainStay Cushing MLP Premier Fund

The MainStay Cushing MLP Premier Fund (the “MLP Premier Fund”) is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. As a regular corporation, the MLP Premier Fund is also subject to state and local income and other taxes by reason of its investments in equity securities of MLPs. Since MLPs typically conduct their operations in more than one state, the MLP Premier Fund may have state and local income and other tax liabilities in multiple state and local jurisdictions, which will reduce the MLP Premier Fund’s cash available to make distributions on the shares. The MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its respective alternative minimum taxable income to the extent that the alternative minimum tax exceeds the MLP Premier Fund’s regular income tax liability. The MLP Premier Fund makes certain estimates in determining its taxable income allocable to various states and localities. Such estimates may ultimately differ from state or local taxable income, as finally determined, which could result in the imposition of additional taxes as well as interest and/or penalties on the MLP Premier Fund. The extent to which the MLP Premier Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the MLP Premier Fund’s cash available to make distributions.

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The MLP Premier Fund invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the MLP Premier Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to its shareholders.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 21%), and may be subject to additional state or local taxes, regardless of how long the MLP Premier Fund has held such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Although any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the MLP Premier Fund, such distribution will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the MLP Premier Fund and decrease cash available for distribution to shareholders. To the extent that the MLP Premier Fund has a net capital loss in any taxable year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the MLP Premier Fund’s current capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the MLP Premier Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to its shareholders.

The MLP Premier Fund’s allocable share of certain depreciation, percentage depletion deductions and intangible drilling costs of the MLPs and/or U.S. royalty trusts in which the MLP Premier Fund invests may be treated as tax preference items for purposes of calculating the MLP Premier Fund’s alternative minimum taxable income. Such tax preference items will increase the MLP Premier Fund’s alternative minimum taxable income and increase the likelihood that the MLP Premier Fund may be subject to the alternative minimum tax.

The MLP Premier Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Internal Revenue Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders. For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the MLP Premier Fund that, for U.S. federal income tax purposes, is one of the following:

• an individual who is a citizen or resident of the United States;

• a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust (a) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

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If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Distributions. Distributions by the MLP Premier Fund of cash or property in respect of the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Premier Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the MLP Premier Fund to certain non-corporate U.S. shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the MLP Premier Fund exceeds the MLP Premier Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the MLP Premier Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the MLP Premier Fund for more than one year. All or a portion of a distribution may be wholly or partially taxable to a shareholder if the MLP Premier Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the MLP Premier Fund has an overall deficit in the MLP Premier Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The MLP Premier Fund’s earnings and profits are generally calculated by making certain adjustments to the MLP Premier Fund’s taxable income. Based upon the MLP Premier Fund’s review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the MLP Premier Fund’s current and accumulated earnings and profits. Accordingly, the MLP Premier Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the MLP Premier Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the MLP Premier Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the MLP Premier Fund’s earnings and profits. For example, the MLP Premier Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Premier Fund’s earnings and profits being higher than the MLP Premier Fund’s taxable income in a particular year if the MLPs in which the MLP Premier Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the MLP Premier Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Premier Fund’s taxable income for such year.

U.S. Shareholders that participate in the MLP Premier Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the MLP Premier Fund.

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

Sales of Shares of the MLP Premier Fund. Upon the sale, exchange or other taxable disposition of shares of the MLP Premier Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the MLP Premier Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the MLP Premier Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% (depending on whether the U.S. Shareholder’s income exceeds certain threshold amounts). The deductibility of capital losses is subject to limitations under the Internal Revenue Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the MLP Premier Fund may be less than the price paid for the shares of the Fund as a result of distributions by the MLP Premier Fund in excess of the MLP Premier Fund’s earnings and profits (i.e., returns of capital).

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Tax Reporting and Withholding (All MainStay Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For MainStay Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the MainStay Funds’ default method (i.e., average cost) will be used.

The MainStay Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the MainStay Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the MainStay Fund would not be eligible for the 20% deduction for their share of such taxable income.

Non-U.S. Shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the MainStay Funds.

The MainStay Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and, in the case of MainStay Funds other than the MLP Premier Fund, certain capital gain dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the MainStay Funds to determine whether withholding is required.

Return of Capital (All MainStay Funds, except MainStay Cushing Funds)

If a MainStay Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed both current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in a Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. Each Fund cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by each Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by the Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

Tax Treatment of Exchanges (All MainStay Funds)

An exchange of shares of one MainStay Fund for shares of another generally will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All MainStay Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a MainStay Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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General U.S. Tax Treatment U.S. Nonresident Shareholders (All MainStay Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their MainStay Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Moreover, depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2017, New York Life Investments and its affiliates managed approximately $542.6 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager oversees the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds’ Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2017, the Funds paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2017
MainStay Balanced Fund	0.70%
MainStay Floating Rate Fund	0.59%
MainStay Income Builder Fund	0.61%
MainStay Indexed Bond Fund	0.25%
MainStay MacKay California Tax Free Opportunities Fund	0.50%
MainStay MacKay Convertible Fund	0.58%
MainStay MacKay Emerging Markets Debt Fund	0.73%
MainStay MacKay Government Fund	0.50%
MainStay MacKay High Yield Corporate Bond Fund	0.54%
MainStay MacKay High Yield Municipal Bond Fund	0.54%
MainStay MacKay New York Tax Free Opportunities Fund	0.50%
MainStay MacKay Short Duration High Yield Fund	0.65%
MainStay MacKay Tax Free Bond Fund	0.43%
MainStay MacKay Total Return Bond Fund	0.50%
MainStay MacKay Unconstrained Bond Fund	0.57%
MainStay Money Market Fund	0.42%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund, please refer to each Fund's Semi-Annual Report to shareholders for the fiscal period ended April 30, 2017.

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The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive or reimburse expenses of the MainStay Money Market Fund to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. These expense limitation policies are voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this Prospectus.

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain MainStay Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay MacKay Government Fund: Class A, 1.00%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares.

MainStay Indexed Bond Fund: Class A, 0.82%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares.

MainStay MacKay Short Duration High Yield Fund: Class A, 1.05%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares.

MainStay MacKay High Yield Municipal Bond Fund: Class A, 0.875%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T.

MainStay MacKay Tax Free Bond Fund: Class A, 0.82%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares.

MainStay Money Market Fund: Class A, 0.70%, with an equivalent waiver or reimbursement, in an equal number of basis points, to Class T shares.

This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Funds, is responsible for the overall asset allocation of the MainStay Balanced Fund and contributes to the asset allocation decisions of the MainStay Income Builder Fund.

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay MacKay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes that the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

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Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Fund will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor.

The Current Order supersedes a prior SEC exemptive order (“Prior Order”), which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors. The shareholders of the Funds that are series of The MainStay Funds, including: MainStay Income Builder Fund; MainStay MacKay Convertible Fund; MainStay MacKay Emerging Markets Debt Fund; MainStay MacKay Government Fund; MainStay MacKay High Yield Corporate Bond Fund; MainStay MacKay Tax Free Bond Fund; MainStay MacKay Unconstrained Bond Fund; and MainStay Money Market Fund, have approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors.

The shareholders of MainStay Balanced Fund, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Short Duration High Yield Fund, series of MainStay Funds Trust, have also approved the use of the Prior Order, which also applies to the use of the Current Order with regard to unaffiliated subadvisors.

Shareholders of the Funds that have approved the use of the Prior Order must separately approve the use of the Current Order before it may be relied upon to hire or to modify existing or future subadvisory agreements with Wholly-Owned Subadvisors. The shareholders of the Funds that are covered by this Prospectus have not approved the use of the Current Order with respect to affiliated subadvisors, including any Wholly-Owned Subadvisors.

The following Funds, which are series of MainStay Funds Trust, may not rely on any of the relief granted by the Current Order without first obtaining shareholder approval: MainStay Floating Rate Fund; MainStay Indexed Bond Fund; MainStay MacKay Tax Advantaged Short Term Bond Fund; and MainStay MacKay Total Return Bond Fund.

Please see the SAI for more information on the Current Order.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not the Funds. See the SAI for a breakdown of fees.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2017, Epoch managed approximately $49.5 billion in assets. Epoch is the subadvisor to the equity portion of the MainStay Income Builder Fund.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2017, MacKay Shields managed approximately $97.7 billion in assets. MacKay Shields is the subadvisor to the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Short Duration High Yield Fund, MainStay MacKay Tax Free Bond Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund, as well as the MainStay Balanced Fund's equity investments. MacKay Shields serves as subadvisor for the MainStay Income Builder Fund’s fixed-income investments, and is Committee chair for the overall asset allocation decisions for the Fund. As a result, MacKay Shields may be subject to potential conflicts of interest in allocating the Fund’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of NYLIM. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2017, NYL Investors managed approximately $236.4 billion in assets. NYL Investors is the subadvisor to the MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund and the fixed-income portion of the MainStay Balanced Fund.

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PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds’ portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Jakob Bak, PhD, CFA

Mr. Bak has managed the the MainStay MacKay Emerging Markets Debt Fund since 2011. Mr. Bak joined MacKay Shields in 2011 as a Director and is a Portfolio Analyst with the Global Fixed Income team. Prior to joining MacKay Shields, Mr. Bak was a Senior Investment Strategist/Vice President with Pareto Partners from 2007 to 2011. Mr. Bak holds a PhD from Ohio University, a BA from Cornell University and is a Chartered Financial Analyst® (“CFA®”) charterholder. He has been in the investment management industry since 2000.

Mark A. Campellone

Mr. Campellone has managed the MainStay Floating Rate Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

Joseph Cantwell

Mr. Cantwell has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Earlier in his career, he worked at Morgan Stanley as a Credit Analyst. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

Louis N. Cohen, CFA

Mr. Cohen has managed the MainStay MacKay Unconstrained Bond Fund since 2009, the fixed-income investments for the MainStay Income Builder Fund since 2010, MainStay MacKay Government Fund and MainStay MacKay Total Return Bond Fund since 2011. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. Mr. Cohen is also a CFA® charterholder.

Robert H. Dial

Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since its inception in 2004. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $14 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

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Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the MainStay MacKay Tax Free Bond Fund since 2009, MainStay MacKay High Yield Municipal Fund since 2010, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with Merrill Lynch Investment Managers ("MLIM"), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

David Dowden

Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012, MainStay MacKay California Tax Free Opportunities Fund since 2013, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since 2014. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Thomas J. Girard

Mr. Girard has managed the MainStay Indexed Bond Fund since 2007 and the MainStay Balanced Fund since 2008. Mr. Girard is a Senior Managing Director and Head of Fixed Income Investors within NYL Investors. He joined New York Life Investments in 2007 (NYL Investors’ predecessor). Mr. Girard is responsible for managing Public Fixed-Income assets. He received a BS from St. John Fisher College and an MBA from Fordham University.

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Matt Jacob

Mr. Jacob has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Jacob joined the firm as a Portfolio Analyst for the Global Fixed Income team in 2011. Prior to joining MacKay, he worked at KDI Capital Partners where as an Equity Sector Leader/Analyst he led the firm’s fundamental research efforts in the core consumer sector. Prior to KDI, Mr. Jacob worked at Buckingham Research Group and Johnson Rice & Company, LLC, where he gained extensive experience in equity sales and research. He received his MBA with a concentration in Finance from Tulane University, Freeman School of Business in 2006 and a BS in Finance with a specialization in Internal Audit from Louisiana State University in 2001. He has been in the investment research industry since 2002.

Migene Kim, CFA

Ms. Kim is a Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay Balanced Fund since 2014. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

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Frances Lewis

Ms. Lewis has managed the MainStay MacKay Tax Free Bond Fund since 2014, MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay New York Tax Free Opportunities Fund since 2017. She joined MacKay Shields in July 2009 and is currently a Managing Director. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the MainStay MacKay Tax Free Bond Fund since 2009, MainStay MacKay High Yield Municipal Bond Fund since 2010, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock's merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay MacKay High Yield Municipal Bond Fund since 2010, MainStay MacKay Tax Free Bond Fund since 2011, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012 and MainStay MacKay California Tax Free Opportunities Fund since 2013. Prior to joining MacKay Shields, Mr. Petty was a portfolio manager with Mariner Municipal Managers LLC during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation. Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

William W. Priest, CFA

Mr. Priest has managed the equity portion of the MainStay Income Builder Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

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Steven H. Rich

Mr. Rich has managed the MainStay MacKay Government Fund since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

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Dan Roberts

Mr. Roberts has managed the MainStay MacKay Unconstrained Bond Fund, the fixed-income investments for MainStay Income Builder Fund since 2009, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund and MainStay MacKay Total Return Bond Fund since 2011. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

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Donald F. Serek, CFA

Mr. Serek has managed the MainStay Indexed Bond Fund since 2004 and the MainStay Balanced Fund since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and Head of the Investment Grade Portfolio Management Team. Mr. Serek joined New York Life Investments in 2000 (NYL Investors’ predecessor). Mr. Serek is responsible for managing all third-party fixed-income portfolios including retail mutual funds and institutional separate accounts. Mr. Serek received his BBA in Finance and Economics from Temple University and is a CFA® charterholder.

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Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay MacKay Convertible Fund in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA® charterholder.

Kenneth Sommer

Mr. Sommer is a Senior Director of the Fixed Income Investors division within NYL Investors LLC and has been a portfolio manager for MainStay Balanced Fund and MainStay Indexed Bond Fund since 2017. Mr. Sommer joined New York Life Investments in 2005 and has 15 years of investment experience. Prior to joining New York Life Investments, Mr. Sommer was an investment analyst at MetLife Investments. Mr. Sommer received a BS from Binghamton University and an M.B.A. from Fordham University.

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Scott Sprauer

Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2012, MainStay MacKay California Tax Free Opportunities Fund since 2013, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since 2014. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

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Andrew Susser

Mr. Susser has managed the MainStay MacKay Short Duration High Yield Fund since 2012 and MainStay MacKay High Yield Corporate Bond Fund since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1986.

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Jonathan Swaney

Mr. Swaney has managed the MainStay Balanced Fund since 2017 and MainStay Income Builder Fund since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

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Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay MacKay Unconstrained Bond Fund since February 2018. Mr. Tan joined MacKay Shields in 2010, as a Trader in the Global Fixed Income Division. Prior to joining MacKay Shields, he was a Portfolio Manager and Head of Research for UBS Global Asset Management. Earlier in his career, he worked for Eaton Vance as a Portfolio Manager of Global Fixed Income and for Wells Fargo Bank and FT Interactive. He earned an MBA from University of California at Berkeley and a BS from York University. He became a CFA Charterholder in 1992 and has been in the investment management industry since 1988.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the equity portion of the MainStay Income Builder Fund since 2014. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Arthur S. Torrey

Mr. Torrey has managed the MainStay Floating Rate Fund since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay Income Builder Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

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Andrew Ver Planck, CFA

Mr. Ver Planck has managed the MainStay Balanced Fund since 2013. He is a Managing Director and Head of the Systematic Equity team, as well as the team’s Lead Portfolio Manager. He has been with MacKay Shields LLC or its predecessors since 2005. As lead of the Systematic Equity research team, he is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He has been in the investment management industry since 2000 and is a CFA® charterholder.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the equity portion of the MainStay Income Builder Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Quantitative Research and Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay Balanced Fund since 2011 and MainStay Income Builder Fund since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

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Financial Highlights

Because Class T shares of the Funds have no performance history as of the date of this Prospectus, the financial information in the tables below show each Fund’s financial performance for the periods indicated for the other share classes of the Fund. Although the other share classes are not offered in this Prospectus, Class T shares would have similar performance because all share classes are invested in the same portfolio of securities and performance would differ only to the extent that Class T shares have different expenses.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, is included in each Fund’s Annual Report, which is available upon request.

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Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.27	$ 32.13	$ 34.91	$ 33.91	$ 28.37

Net investment income (loss) (a)	0.39	0.40	0.37	0.32	0.32
Net realized and unrealized gain (loss) on investments	2.80	0.79	0.03	3.19	5.54

Total from investment operations	3.19	1.19	0.40	3.51	5.86

Less dividends and distributions:
From net investment income	(0.39)	(0.40)	(0.32)	(0.31)	(0.32)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.83)	(2.05)	(3.18)	(2.51)	(0.32)

Net asset value at end of year	$ 33.63	$ 31.27	$ 32.13	$ 34.91	$ 33.91

Total investment return (b)	10.32%	3.95%	1.06%	11.08%	20.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.30%(c)	1.12%	0.95%	1.04%
Net expenses	1.10%	1.11%(d)	1.13%	1.13%	1.16%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 281,174	$ 240,565	$ 244,512	$ 229,459	$ 185,670

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.

(d) Without the custody fee reimbursement, net expenses would have been 1.12%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.29	$ 32.14	$ 34.93	$ 33.93	$ 28.39

Net investment income (loss) (a)	0.34	0.35	0.32	0.27	0.27
Net realized and unrealized gain (loss) on investments	2.79	0.80	0.02	3.19	5.53

Total from investment operations	3.13	1.15	0.34	3.46	5.80

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.27)	(0.26)	(0.26)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.77)	(2.00)	(3.13)	(2.46)	(0.26)

Net asset value at end of year	$ 33.65	$ 31.29	$ 32.14	$ 34.93	$ 33.93

Total investment return (b)	10.13%	3.82%	0.91%	10.85%	20.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.14%(c)	0.98%	0.79%	0.86%
Net expenses	1.26%	1.26%(d)	1.27%	1.29%	1.34%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 55,541	$ 81,762	$ 81,571	$ 79,169	$ 73,801

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.

(d) Without the custody fee reimbursement, net expenses would have been 1.27%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

144

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.15	$ 32.01	$ 34.81	$ 33.82	$ 28.30

Net investment income (loss) (a)	0.09	0.12	0.08	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.78	0.79	0.01	3.18	5.51

Total from investment operations	2.87	0.91	0.09	3.20	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)	(2.89)	(2.21)	(0.04)

Net asset value at end of year	$ 33.48	$ 31.15	$ 32.01	$ 34.81	$ 33.82

Total investment return (b)	9.31%	3.03%	0.16%	10.06%	19.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40%(c)	0.24%	0.05%	0.15%
Net expenses	2.02%	2.01%(d)	2.02%	2.04%	2.10%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 24,551	$ 27,999	$ 30,702	$ 35,506	$ 41,749

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) Without the custody fee reimbursement, net expenses would have been 2.02%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.13	$ 32.00	$ 34.79	$ 33.81	$ 28.29

Net investment income (loss) (a)	0.09	0.12	0.07	0.01	0.03
Net realized and unrealized gain (loss) on investments	2.78	0.78	0.03	3.18	5.53

Total from investment operations	2.87	0.90	0.10	3.19	5.56

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.03)	(0.01)	(0.04)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.54)	(1.77)	(2.89)	(2.21)	(0.04)

Net asset value at end of year	$ 33.46	$ 31.13	$ 32.00	$ 34.79	$ 33.81

Total investment return (b)	9.32%	3.00%	0.19%	10.03%	19.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.40%(c)	0.21%	0.04%	0.11%
Net expenses	2.02%	2.01%(d)	2.02%	2.04%	2.09%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 94,447	$ 102,410	$ 108,936	$ 84,308	$ 65,110

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) Without the custody fee reimbursement, net expenses would have been 2.02%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

145

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.35	$ 32.20	$ 34.99	$ 33.97	$ 28.42

Net investment income (loss) (a)	0.47	0.48	0.45	0.41	0.41
Net realized and unrealized gain (loss) on investments	2.80	0.79	0.02	3.21	5.54

Total from investment operations	3.27	1.27	0.47	3.62	5.95

Less dividends and distributions:
From net investment income	(0.47)	(0.47)	(0.40)	(0.40)	(0.40)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.91)	(2.12)	(3.26)	(2.60)	(0.40)

Net asset value at end of year	$ 33.71	$ 31.35	$ 32.20	$ 34.99	$ 33.97

Total investment return (b)	10.57%	4.23%	1.31%	11.37%	21.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.55%(c)	1.37%	1.21%	1.30%
Net expenses	0.85%	0.86%(d)	0.88%	0.88%	0.91%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 291,941	$ 296,970	$ 302,328	$ 303,727	$ 244,477

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.

(d) Without the custody fee reimbursement, net expenses would have been 0.87%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.30	$ 32.16	$ 34.94	$ 33.93	$ 28.39

Net investment income (loss) (a)	0.44	0.44	0.43	0.38	0.37
Net realized and unrealized gain (loss) on investments	2.79	0.79	0.02	3.19	5.54

Total from investment operations	3.23	1.23	0.45	3.57	5.91

Less dividends and distributions:
From net investment income	(0.43)	(0.44)	(0.37)	(0.36)	(0.37)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.87)	(2.09)	(3.23)	(2.56)	(0.37)

Net asset value at end of year	$ 33.66	$ 31.30	$ 32.16	$ 34.94	$ 33.93

Total investment return (b)	10.47%	4.10%	1.24%	11.24%	20.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.44%(c)	1.31%	1.12%	1.20%
Net expenses	0.95%	0.96%(d)	0.98%	0.97%	1.01%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 2,016	$ 2,130	$ 1,969	$ 6,392	$ 10,881

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.

(d) Without the custody fee reimbursement, net expenses would have been 0.97%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

146

Financial Highlights

MainStay Balanced Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.26	$ 32.12	$ 34.91	$ 33.90	$ 28.37

Net investment income (loss) (a)	0.39	0.37	0.33	0.29	0.30
Net realized and unrealized gain (loss) on investments	2.81	0.78	0.02	3.20	5.52

Total from investment operations	3.20	1.15	0.35	3.49	5.82

Less dividends and distributions:
From net investment income	(0.35)	(0.36)	(0.28)	(0.28)	(0.29)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.79)	(2.01)	(3.14)	(2.48)	(0.29)

Net asset value at end of year	$ 33.67	$ 31.26	$ 32.12	$ 34.91	$ 33.90

Total investment return (b)	10.37%	3.85%	0.96%	10.97%	20.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.21%(c)	1.02%	0.85%	0.95%
Net expenses	1.21%	1.21%(d)	1.23%	1.23%	1.26%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 5,234	$ 38,233	$ 49,230	$ 47,872	$ 53,833

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.

(d) Without the custody fee reimbursement, net expenses would have been 1.22%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

Year ended October 31,
Class R3	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 31.25	$ 32.10	$ 34.89	$ 33.89	$ 28.36

Net investment income (loss) (a)	0.27	0.29	0.26	0.20	0.17
Net realized and unrealized gain (loss) on investments	2.78	0.80	0.01	3.20	5.58

Total from investment operations	3.05	1.09	0.27	3.40	5.75

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.20)	(0.20)	(0.22)
From net realized gain on investments	(0.44)	(1.65)	(2.86)	(2.20)	—

Total dividends and distributions	(0.71)	(1.94)	(3.06)	(2.40)	(0.22)

Net asset value at end of year	$ 33.59	$ 31.25	$ 32.10	$ 34.89	$ 33.89

Total investment return (b)	9.88%	3.63%	0.69%	10.67%	20.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.94%(c)	0.80%	0.61%	0.54%
Net expenses	1.45%	1.46%(d)	1.48%	1.47%	1.50%
Portfolio turnover rate	191%	271%	201%	162%	167%(e)
Net assets at end of year (in 000’s)	$ 5,490	$ 3,548	$ 3,086	$ 2,674	$ 2,451

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.

(d) Without the custody fee reimbursement, net expenses would have been 1.47%.

(e) The portfolio turnover rates not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

147

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.15	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.35	0.32	0.33	0.33	0.38
Net realized and unrealized gain (loss) on investments	0.06	0.14	(0.29)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.46	0.04	0.20	0.42

Less dividends:
From net investment income	(0.35)	(0.32)	(0.33)	(0.34)	(0.37)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.15	$ 9.44	$ 9.58

Total investment return (a)	4.50%	5.23%	0.45%	2.09%	4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.59%(b)	3.58%	3.53%	3.79%
Net expenses	1.01%	1.07%(c)	1.06%	1.07%	1.00%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 371,186	$ 318,281	$ 342,214	$ 419,451	$ 567,728

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.

(c) Without the custody fee reimbursement, net expenses would have been 1.08%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.15	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.35	0.33	0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.14	(0.29)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.41	0.47	0.04	0.20	0.41

Less dividends:
From net investment income	(0.35)	(0.33)	(0.33)	(0.34)	(0.36)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.15	$ 9.44	$ 9.58

Total investment return (a)	4.44%	5.24%	0.46%	2.13%	4.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66%	3.60%	3.59%	3.57%	3.76%
Net expenses	1.06%	1.06%(b)	1.06%	1.04%	1.05%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 21,238	$ 29,269	$ 29,692	$ 30,440	$ 29,739

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net expenses would have been 1.07%.

148

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.45	$ 9.59	$ 9.54

Net investment income (loss)	0.28	0.25	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.07	0.14	(0.28)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39	(0.03)	0.13	0.34

Less dividends:
From net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.29)

Net asset value at end of year	$ 9.36	$ 9.29	$ 9.16	$ 9.45	$ 9.59

Total investment return (a)	3.78%	4.34%	(0.29%)	1.37%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%	2.85%(b)	2.83%	2.82%	3.00%
Net expenses	1.81%	1.81%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 6,536	$ 7,621	$ 8,988	$ 11,486	$ 14,134

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.

(c) Without the custody fee reimbursement, net expenses would have been 1.82%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.44	$ 9.58	$ 9.54

Net investment income (loss)	0.28	0.26	0.26	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.07	0.13	(0.28)	(0.14)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.35	0.39	(0.02)	0.13	0.33

Less dividends:
From net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.29)

Net asset value at end of year	$ 9.36	$ 9.29	$ 9.16	$ 9.44	$ 9.58

Total investment return (a)	3.66%	4.34%	(0.18%)	1.37%	3.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	2.85%(b)	2.84%	2.82%	3.00%
Net expenses	1.81%	1.81%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 154,399	$ 159,480	$ 176,330	$ 207,985	$ 231,475

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.

(c) Without the custody fee reimbursement, net expenses would have been 1.82%.

149

Financial Highlights

MainStay Floating Rate Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 9.29	$ 9.16	$ 9.44	$ 9.58	$ 9.53

Net investment income (loss)	0.38	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.28)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	(0.00)‡	0.00 ‡	—

Total from investment operations	0.44	0.48	0.08	0.22	0.44

Less dividends:
From net investment income	(0.38)	(0.35)	(0.36)	(0.36)	(0.39)

Net asset value at end of year	$ 9.35	$ 9.29	$ 9.16	$ 9.44	$ 9.58

Total investment return (a)	4.76%	5.38%	0.81%	2.35%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%	3.84%(b)	3.82%	3.78%	4.03%
Net expenses	0.76%	0.82%(c)	0.81%	0.82%	0.75%
Portfolio turnover rate	58%	36%	31%	45%	47%
Net assets at end of year (in 000’s)	$ 943,093	$ 805,208	$ 823,969	$ 824,883	$ 846,444

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.

(c) Without the custody fee reimbursement, net expenses would have been 0.83%.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 9.29	$ 8.82

Net investment income (loss)	0.32	0.20
Net realized and unrealized gain (loss) on investments	0.06	0.47

Total from investment operations	0.38	0.67

Less dividends:
From net investment income	(0.32)	(0.20)

Net asset value at end of period	$ 9.35	$ 9.29

Total investment return (a)	4.14%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%	3.25%††
Net expenses	1.35%	1.42%††
Portfolio turnover rate	58%	36%
Net assets at end of period (in 000’s)	$ 62	$ 27

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

150

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.30	$ 18.79	$ 20.51	$ 19.83	$ 17.46

Net investment income (loss) (a)	0.48	0.58	0.68	0.82	0.69
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.96	2.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.22	0.71	(0.15)	1.92	3.06

Less dividends and distributions:
From net investment income	(0.55)	(0.61)	(0.70)	(0.72)	(0.69)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.55)	(1.20)	(1.57)	(1.24)	(0.69)

Net asset value at end of year	$ 19.97	$ 18.30	$ 18.79	$ 20.51	$ 19.83

Total investment return (b)	12.30%	4.08%	(0.81%)	10.08%	17.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52%	3.21%	3.49%	4.06%	3.71%
Net expenses	1.01%	1.02%	1.02%	1.01%	1.04%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 652,333	$ 574,390	$ 581,920	$ 497,591	$ 397,101

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.31	$ 18.80	$ 20.52	$ 19.84	$ 17.46

Net investment income (loss) (a)	0.47	0.56	0.65	0.78	0.64
Net realized and unrealized gain (loss) on investments	1.82	(0.16)	(0.99)	0.95	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.14	(0.06)

Total from investment operations	2.20	0.68	(0.19)	1.87	3.02

Less dividends and distributions:
From net investment income	(0.52)	(0.58)	(0.66)	(0.67)	(0.64)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.52)	(1.17)	(1.53)	(1.19)	(0.64)

Net asset value at end of year	$ 19.99	$ 18.31	$ 18.80	$ 20.52	$ 19.84

Total investment return (b)	12.19%	3.93%	(0.97%)	9.83%	17.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	3.09%	3.34%	3.89%	3.46%
Net expenses	1.14%	1.16%	1.18%	1.23%	1.32%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 94,000	$ 153,137	$ 159,798	$ 165,088	$ 168,097

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

151

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.40	$ 18.89	$ 20.61	$ 19.93	$ 17.54

Net investment income (loss) (a)	0.32	0.42	0.51	0.63	0.51
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.99)	0.96	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.89

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$ 20.10	$ 18.40	$ 18.89	$ 20.61	$ 19.93

Total investment return (b)	11.27%	3.20%	(1.70%)	8.99%	16.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	2.34%	2.60%	3.14%	2.73%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 39,475	$ 42,253	$ 44,441	$ 49,283	$ 51,138

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.37	$ 18.86	$ 20.58	$ 19.90	$ 17.52

Net investment income (loss) (a)	0.32	0.42	0.50	0.60	0.49
Net realized and unrealized gain (loss) on investments	1.83	(0.17)	(0.98)	0.98	2.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.30	0.15	0.15	(0.06)

Total from investment operations	2.06	0.55	(0.33)	1.73	2.88

Less dividends and distributions:
From net investment income	(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of year	$ 20.07	$ 18.37	$ 18.86	$ 20.58	$ 19.90

Total investment return (b)	11.35%	3.15%	(1.70%)	9.01%	16.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	2.32%	2.58%	3.00%	2.61%
Net expenses	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 266,592	$ 254,312	$ 235,811	$ 131,023	$ 55,889

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

152

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 18.46	$ 18.95	$ 20.66	$ 19.97	$ 17.57

Net investment income (loss) (a)	0.54	0.63	0.73	0.87	0.74
Net realized and unrealized gain (loss) on investments	1.84	(0.16)	(0.98)	0.96	2.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.28	0.15	0.15	(0.06)

Total from investment operations	2.29	0.75	(0.10)	1.98	3.14

Less dividends and distributions:
From net investment income	(0.60)	(0.65)	(0.74)	(0.77)	(0.74)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.60)	(1.24)	(1.61)	(1.29)	(0.74)

Net asset value at end of year	$ 20.15	$ 18.46	$ 18.95	$ 20.66	$ 19.97

Total investment return (b)	12.60%	4.30%	(0.51%)	10.33%	18.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%	3.44%	3.75%	4.29%	3.97%
Net expenses	0.76%	0.77%	0.77%	0.76%	0.79%
Portfolio turnover rate	29%	27%	30%	15%	31%
Net assets at end of year (in 000’s)	$ 766,054	$ 542,330	$ 513,629	$ 430,408	$ 286,425

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,		February 27, 2015 ** through October 31,
Class R2	2017	2016	2015
Net asset value at beginning of period	$ 18.29	$ 18.78	$ 20.08

Net investment income (loss) (a)	0.46	0.55	0.36
Net realized and unrealized gain (loss) on investments	1.83	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.33	0.20

Total from investment operations	2.20	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.53)	(0.59)	(0.51)
From net realized gain on investments	—	(0.59)	—

Total dividends and distributions	(0.53)	(1.18)	(0.51)

Net asset value at end of period	$ 19.96	$ 18.29	$ 18.78

Total investment return (b)	12.20%	3.99%	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	3.03%	2.90% ††
Net expenses	1.11%	1.12%	1.12% ††
Portfolio turnover rate	29%	27%	30%
Net assets at end of period (in 000’s)	$ 4,409	$ 838	$ 190

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

153

Financial Highlights

MainStay Income Builder Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Class R3	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$ 18.30	$ 17.10

Net investment income (loss) (a)	0.42	0.35
Net realized and unrealized gain (loss) on investments	1.82	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	2.95

Total from investment operations	2.15	1.61

Less dividends:
From net investment income	(0.48)	(0.41)

Net asset value at end of period	$ 19.97	$ 18.30

Total investment return (b)	11.89%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	2.81%††
Net expenses	1.36%	1.36%††
Portfolio turnover rate	29%	27%
Net assets at end of period (in 000’s)	$ 201	$ 39

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

154

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.01	$ 10.99	$ 11.12	$ 10.98	$ 11.60

Net investment income (loss)	0.23	0.23	0.23	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.22)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	0.01	0.37	0.15	0.38	(0.21)

Less dividends and distributions:
From net investment income	(0.23)	(0.24)	(0.25)	(0.24)	(0.18)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.36)	(0.35)	(0.28)	(0.24)	(0.41)

Net asset value at end of year	$ 10.66	$ 11.01	$ 10.99	$ 11.12	$ 10.98

Total investment return (a)	0.23%	3.50%	1.34%	3.51%	(1.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%	2.09%(b)	2.00%	2.10%	1.58%
Net expenses	0.71%	0.67%(c)	0.74%	0.74%	0.79%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 22,258	$ 36,822	$ 38,662	$ 42,368	$ 52,658

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.

(c) Without the custody fee reimbursement, net expenses would have been 0.75%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.06	$ 11.04	$ 11.17	$ 11.03	$ 11.65

Net investment income (loss)	0.22	0.21	0.21	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.23)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	(0.01)	0.35	0.13	0.36	(0.22)

Less dividends and distributions:
From net investment income	(0.21)	(0.22)	(0.23)	(0.22)	(0.17)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.34)	(0.33)	(0.26)	(0.22)	(0.40)

Net asset value at end of year	$ 10.71	$ 11.06	$ 11.04	$ 11.17	$ 11.03

Total investment return (a)	(0.01%)	3.31%	1.16%	3.30%	(1.95%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	1.92%(b)	1.82%	1.92%	1.46%
Net expenses	0.92%	0.84%(c)	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.98%	0.98%	0.98%	0.97%	1.00%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 3,094	$ 5,381	$ 4,617	$ 4,811	$ 5,563

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.

(c) Without the custody fee reimbursement, net expenses would have been 0.92%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

155

Financial Highlights

MainStay Indexed Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 11.02	$ 11.00	$ 11.13	$ 10.99	$ 11.61

Net investment income (loss)	0.28	0.27	0.26	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	0.14	(0.08)	0.15	(0.39)

Total from investment operations	0.05	0.41	0.18	0.42	(0.16)

Less dividends and distributions:
From net investment income	(0.27)	(0.28)	(0.28)	(0.28)	(0.23)
From net realized gain on investments	(0.13)	(0.11)	(0.03)	—	(0.23)

Total dividends and distributions	(0.40)	(0.39)	(0.31)	(0.28)	(0.46)

Net asset value at end of year	$ 10.67	$ 11.02	$ 11.00	$ 11.13	$ 10.99

Total investment return (a)	0.53%	3.86%	1.69%	3.85%	(1.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.43%(b)	2.33%	2.43%	1.96%
Net expenses	0.40%	0.32%(c)	0.40%	0.41%	0.43%
Expenses (before waiver/reimbursement)	0.47%	0.50%	0.49%	0.49%	0.54%
Portfolio turnover rate (d)	89%	89%	155%	131%	154%
Net assets at end of year (in 000’s)	$ 109,750	$ 195,784	$ 244,618	$ 290,617	$ 340,887

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.

(c) Without the custody fee reimbursement, net expenses would have been 0.40%.

(d) The portfolio turnover rates not including mortgage dollar rolls are 82%, 76%, 90%, 56% and 63% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

156

Financial Highlights

MainStay MacKay California Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				February 28, 2013** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.32	0.33	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.87	(0.84)

Total from investment operations	0.13	0.70	0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.36%	6.98%	4.38%	13.93%	(6.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%	3.01%	3.61%	3.94%	4.01% ††
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75% ††
Expenses (before waiver/reimbursement)	0.82%	0.83%	0.84%	0.87%	1.10% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 107,278	$ 146,843	$ 47,447	$ 3,058	$ 4,143

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.49	$ 10.11	$ 10.04	$ 9.15	$ 10.00

Net investment income (loss)	0.32	0.33	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	(0.20)	0.38	0.07	0.89	(0.85)

Total from investment operations	0.12	0.71	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$ 10.29	$ 10.49	$ 10.11	$ 10.04	$ 9.15

Total investment return (a)	1.23%	7.04%	4.32%	13.85%	(6.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%	3.04%	3.56%	3.67%	3.44% ††
Net expenses	0.79%	0.79%	0.83%	0.91%	0.94% ††
Expenses (before waiver/reimbursement)	0.86%	0.87%	0.92%	1.03%	1.29% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 285	$ 369	$ 192	$ 90	$ 43

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

157

Financial Highlights

MainStay MacKay California Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				February 28, 2013** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.30	0.30	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.11	0.67	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.30)	(0.30)	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.07%	6.67%	4.04%	13.39%	(6.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89%	2.75%	3.28%	3.03%	3.35% ††
Net expenses	1.04%	1.04%	1.08%	1.17%	1.19% ††
Expenses (before waiver/reimbursement)	1.11%	1.12%	1.17%	1.29%	1.54% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 26,623	$ 26,156	$ 10,053	$ 807	$ 73

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				February 28, 2013** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 10.48	$ 10.11	$ 10.04	$ 9.16	$ 10.00

Net investment income (loss)	0.35	0.36	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.16	0.73	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.35)	(0.36)	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$ 10.29	$ 10.48	$ 10.11	$ 10.04	$ 9.16

Total investment return (a)	1.62%	7.25%	4.66%	14.34%	(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	3.28%	3.85%	4.08%	3.70% ††
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50% ††
Expenses (before waiver/reimbursement)	0.57%	0.58%	0.59%	0.62%	0.85% ††
Portfolio turnover rate	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$ 148,819	$ 154,379	$ 57,110	$ 85,155	$ 47,911

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

158

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.72	$ 16.51	$ 18.33	$ 17.33	$ 14.79

Net investment income (loss) (a)	0.19	0.20	0.11	0.15	0.18
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.59	3.29

Total from investment operations	2.53	0.55	0.11	1.74	3.47

Less dividends and distributions:
From net investment income	(0.24)	(0.64)	(0.47)	(0.51)	(0.31)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.50)	(1.34)	(1.93)	(0.74)	(0.93)

Net asset value at end of year	$ 17.75	$ 15.72	$ 16.51	$ 18.33	$ 17.33

Total investment return (b)	16.30%	3.71%	0.58%	10.42%	24.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.31%	0.62%	0.86%	1.13%
Net expenses	0.98%	1.01%	0.99%	0.97%	0.99%
Expenses (before waiver/reimbursement)	0.99%	1.01%	0.99%	0.97%	0.99%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 482,341	$ 368,583	$ 408,067	$ 384,987	$ 391,577

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.72	$ 16.50	$ 18.33	$ 17.32	$ 14.79

Net investment income (loss) (a)	0.16	0.18	0.08	0.12	0.15
Net realized and unrealized gain (loss) on investments	2.34	0.36	(0.01)	1.60	3.28

Total from investment operations	2.50	0.54	0.07	1.72	3.43

Less dividends and distributions:
From net investment income	(0.21)	(0.62)	(0.44)	(0.48)	(0.28)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.47)	(1.32)	(1.90)	(0.71)	(0.90)

Net asset value at end of year	$ 17.75	$ 15.72	$ 16.50	$ 18.33	$ 17.32

Total investment return (b)	16.11%	3.60%	0.40%	10.21%	24.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	1.14%	0.45%	0.67%	0.93%
Net expenses	1.14%	1.18%	1.15%	1.16%	1.22%
Expenses (before waiver/reimbursement)	1.15%	1.18%	1.15%	1.16%	1.22%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 56,289	$ 79,430	$ 82,052	$ 85,850	$ 86,136

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

159

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.66	$ 16.45	$ 18.30	$ 17.37	$ 14.84

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	0.01	1.59	3.29

Total from investment operations	2.36	0.41	(0.04)	1.58	3.32

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$ 17.67	$ 15.66	$ 16.45	$ 18.30	$ 17.37

Total investment return (b)	15.21%	2.83%	(0.36%)	9.41%	23.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 19,290	$ 21,436	$ 26,537	$ 29,765	$ 32,629

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.64	$ 16.43	$ 18.29	$ 17.36	$ 14.82

Net investment income (loss) (a)	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.32	0.35	(0.00)‡	1.59	3.30

Total from investment operations	2.36	0.41	(0.05)	1.58	3.33

Less dividends and distributions:
From net investment income	(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of year	$ 17.65	$ 15.64	$ 16.43	$ 18.29	$ 17.36

Total investment return (b)	15.23%	2.77%	(0.30%)	9.35%	23.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 82,335	$ 76,501	$ 91,833	$ 92,118	$ 78,135

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

160

Financial Highlights

MainStay MacKay Convertible Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 15.75	$ 16.54	$ 18.36	$ 17.35	$ 14.81

Net investment income (loss) (a)	0.25	0.24	0.15	0.20	0.22
Net realized and unrealized gain (loss) on investments	2.34	0.35	(0.00)‡	1.60	3.29

Total from investment operations	2.59	0.59	0.15	1.80	3.51

Less dividends and distributions:
From net investment income	(0.29)	(0.68)	(0.51)	(0.56)	(0.35)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(0.55)	(1.38)	(1.97)	(0.79)	(0.97)

Net asset value at end of year	$ 17.79	$ 15.75	$ 16.54	$ 18.36	$ 17.35

Total investment return (b)	16.69%	3.96%	0.84%	10.74%	25.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.56%	0.87%	1.11%	1.37%
Net expenses	0.64%	0.76%	0.74%	0.72%	0.74%
Expenses (before waiver/reimbursement)	0.74%	0.76%	0.74%	0.72%	0.74%
Portfolio turnover rate	38%	24%	60%	59%	77%
Net assets at end of year (in 000’s)	$ 562,526	$ 252,852	$ 298,015	$ 313,955	$ 258,279

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

161

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.52	$ 9.60	$ 11.38	$ 11.52	$ 12.62

Net investment income (loss) (a)	0.53	0.57	0.62	0.68	0.68
Net realized and unrealized gain (loss) on investments	0.31	0.87	(1.51)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.83	1.45	(0.87)	0.54	(0.24)

Less dividends and distributions:
From net investment income	(0.36)	(0.29)	(0.63)	(0.65)	(0.86)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.47)	(0.53)	(0.91)	(0.68)	(0.86)

Net asset value at end of year	$ 10.88	$ 10.52	$ 9.60	$ 11.38	$ 11.52

Total investment return (b)	8.18%	15.63%	(7.54%)	4.85%	(1.98%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.04%	5.70%(c)	6.18%	5.88%	5.58%
Net expenses	1.22%	1.22%(d)	1.23%	1.17%	1.16%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 110,238	$ 109,657	$ 98,573	$ 132,654	$ 152,832

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.

(d) Without the custody fee reimbursement, net expenses would have been 1.23%.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.61	$ 9.68	$ 11.46	$ 11.60	$ 12.71

Net investment income (loss) (a)	0.52	0.55	0.61	0.66	0.67
Net realized and unrealized gain (loss) on investments	0.31	0.88	(1.52)	(0.14)	(0.94)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.82	1.44	(0.89)	0.52	(0.26)

Less dividends and distributions:
From net investment income	(0.35)	(0.27)	(0.61)	(0.63)	(0.85)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.10)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.45)	(0.51)	(0.89)	(0.66)	(0.85)

Net asset value at end of year	$ 10.98	$ 10.61	$ 9.68	$ 11.46	$ 11.60

Total investment return (b)	7.99%	15.38%	(7.66%)	4.64%	(2.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.86%	5.50%(c)	6.01%	5.71%	5.49%
Net expenses	1.42%	1.42%(d)	1.41%	1.34%	1.30%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 18,613	$ 32,318	$ 25,130	$ 27,033	$ 27,918

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.

(d) Without the custody fee reimbursement, net expenses would have been 1.43%.

162

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.34	$ 9.44	$ 11.20	$ 11.35	$ 12.45

Net investment income (loss) (a)	0.43	0.47	0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.30	0.86	(1.48)	(0.13)	(0.91)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34	(0.94)	0.43	(0.34)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)	(0.82)	(0.58)	(0.76)

Net asset value at end of year	$ 10.69	$ 10.34	$ 9.44	$ 11.20	$ 11.35

Total investment return (b)	7.20%	14.60%	(8.36%)	3.87%	(2.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.78%(c)	5.24%	4.97%	4.70%
Net expenses	2.17%	2.17%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 6,012	$ 7,506	$ 8,111	$ 12,109	$ 15,290

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.

(d) Without the custody fee reimbursement, net expenses would have been 2.18%.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.35	$ 9.45	$ 11.22	$ 11.37	$ 12.46

Net investment income (loss) (a)	0.43	0.47	0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.29	0.86	(1.49)	(0.13)	(0.90)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.72	1.34	(0.95)	0.43	(0.33)

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	(0.54)	(0.55)	(0.76)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.08)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.37)	(0.44)	(0.82)	(0.58)	(0.76)

Net asset value at end of year	$ 10.70	$ 10.35	$ 9.45	$ 11.22	$ 11.37

Total investment return (b)	7.19%	14.58%	(8.43%)	3.87%	(2.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	4.77%(c)	5.24%	4.97%	4.69%
Net expenses	2.17%	2.17%(d)	2.16%	2.09%	2.05%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 28,270	$ 35,789	$ 37,808	$ 56,199	$ 68,629

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.

(d) Without the custody fee reimbursement, net expenses would have been 2.18%.

163

Financial Highlights

MainStay MacKay Emerging Markets Debt Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.53	$ 9.61	$ 11.39	$ 11.53	$ 12.63

Net investment income (loss) (a)	0.56	0.59	0.65	0.71	0.71
Net realized and unrealized gain (loss) on investments	0.32	0.88	(1.52)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.02	(0.00)‡	0.01

Total from investment operations	0.87	1.48	(0.85)	0.57	(0.21)

Less dividends and distributions:
From net investment income	(0.39)	(0.32)	(0.65)	(0.68)	(0.89)
From net realized gain on investments	—	—	(0.22)	(0.03)	—
Return of capital	(0.11)	(0.24)	(0.06)	—	—

Total dividends and distributions	(0.50)	(0.56)	(0.93)	(0.71)	(0.89)

Net asset value at end of year	$ 10.90	$ 10.53	$ 9.61	$ 11.39	$ 11.53

Total investment return (b)	8.54%	15.90%	(7.30%)	5.11%	(1.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.22%	5.96%(c)	6.38%	6.13%	5.86%
Net expenses	0.97%	0.97%(d)	0.98%	0.92%	0.91%
Portfolio turnover rate	37%	38%	19%	20%	36%
Net assets at end of year (in 000’s)	$ 22,717	$ 13,759	$ 16,825	$ 41,174	$ 43,678

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.

(d) Without the custody fee reimbursement, net expenses would have been 0.98%.

164

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.56	$ 8.51	$ 8.63	$ 8.57	$ 9.02

Net investment income (loss) (a)	0.17	0.17	0.20	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.41)

Total from investment operations	(0.05)	0.22	0.10	0.29	(0.22)

Less dividends and distributions:
From net investment income	(0.18)	(0.17)	(0.20)	(0.21)	(0.20)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.18)	(0.17)	(0.22)	(0.23)	(0.23)

Net asset value at end of year	$ 8.33	$ 8.56	$ 8.51	$ 8.63	$ 8.57

Total investment return (b)	(0.60%)	2.60%	1.17%	3.46%	(2.50%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	1.99%(c)	2.38%	2.47%	2.17%
Net expenses	1.00%	0.98%(d)	1.00%	0.98%	1.03%
Expenses (before waiver/reimbursement)	1.00%	0.99%	1.00%	0.98%	1.09%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 82,828	$ 93,242	$ 90,119	$ 100,212	$ 143,234

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.

(d) Without the custody fee reimbursement, net expenses would have been 0.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.59	$ 8.54	$ 8.66	$ 8.60	$ 9.05

Net investment income (loss) (a)	0.15	0.15	0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.23)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.08)	0.20	0.08	0.27	(0.24)

Less dividends and distributions:
From net investment income	(0.15)	(0.15)	(0.18)	(0.19)	(0.18)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.15)	(0.15)	(0.20)	(0.21)	(0.21)

Net asset value at end of year	$ 8.36	$ 8.59	$ 8.54	$ 8.66	$ 8.60

Total investment return (b)	(0.91%)	2.34%	0.88%	3.15%	(2.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.74%(c)	2.11%	2.19%	2.01%
Net expenses	1.30%	1.23%(d)	1.28%	1.26%	1.19%
Expenses (before waiver/reimbursement)	1.30%	1.24%	1.28%	1.26%	1.25%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 24,187	$ 40,094	$ 42,444	$ 45,947	$ 50,200

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.

(d) Without the custody fee reimbursement, net expenses would have been 1.24%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

165

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.56	$ 8.51	$ 8.63	$ 8.57	$ 9.02

Net investment income (loss) (a)	0.08	0.08	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13	0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)	(0.14)	(0.14)	(0.14)

Net asset value at end of year	$ 8.33	$ 8.56	$ 8.51	$ 8.63	$ 8.57

Total investment return (b)	(1.66%)	1.59%	0.14%	2.38%	(3.40%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	0.99%(c)	1.35%	1.44%	1.26%
Net expenses	2.05%	1.98%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%	2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 4,730	$ 7,154	$ 8,363	$ 10,550	$ 14,783

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.

(d) Without the custody fee reimbursement, net expenses would have been 1.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.55	$ 8.50	$ 8.62	$ 8.56	$ 9.01

Net investment income (loss) (a)	0.08	0.08	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.10)	0.08	(0.42)

Total from investment operations	(0.14)	0.13	0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.12)	(0.12)	(0.11)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.09)	(0.08)	(0.14)	(0.14)	(0.14)

Net asset value at end of year	$ 8.32	$ 8.55	$ 8.50	$ 8.62	$ 8.56

Total investment return (b)	(1.66%)	1.59%	0.14%	2.39%	(3.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	0.99%(c)	1.34%	1.44%	1.24%
Net expenses	2.05%	1.98%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.05%	1.99%	2.03%	2.01%	2.00%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 9,472	$ 19,338	$ 17,073	$ 11,226	$ 12,593

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.

(d) Without the custody fee reimbursement, net expenses would have been 1.99%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

166

Financial Highlights

MainStay MacKay Government Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.64	$ 8.59	$ 8.71	$ 8.65	$ 9.10

Net investment income (loss) (a)	0.20	0.19	0.22	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.22)	0.05	(0.09)	0.09	(0.41)

Total from investment operations	(0.02)	0.24	0.13	0.32	(0.20)

Less dividends and distributions:
From net investment income	(0.20)	(0.19)	(0.23)	(0.24)	(0.22)
From net realized gain on investments	—	—	(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.20)	(0.19)	(0.25)	(0.26)	(0.25)

Net asset value at end of year	$ 8.42	$ 8.64	$ 8.59	$ 8.71	$ 8.65

Total investment return (b)	(0.23%)	2.83%	1.41%	3.69%	(2.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.16%(c)	2.57%	2.70%	2.42%
Net expenses	0.75%	0.73%(d)	0.75%	0.73%	0.78%
Expenses (before waiver/reimbursement)	0.75%	0.74%	0.75%	0.73%	0.84%
Portfolio turnover rate (e)	20%	41%	13%	14%	28%
Net assets at end of year (in 000’s)	$ 6,926	$ 14,061	$ 4,492	$ 10,020	$ 3,561

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.

(d) Without the custody fee reimbursement, net expenses would have been 0.74%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 6%, 16% and 7% for the years ended October 31, 2017, 2016, and 2013, respectively.

167

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.00 ‡	0.25	0.42

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.31)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.36)	(0.40)	(0.42)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	6.91%	9.96%	0.06%	4.14%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	5.98%	5.45%	5.52%	5.89%
Net expenses	0.97%	0.95%	0.96%	0.99%	1.01%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 3,683,113	$ 3,551,864	$ 3,364,517	$ 3,678,466	$ 4,055,185

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.79	$ 5.62	$ 5.99	$ 6.14	$ 6.13

Net investment income (loss) (a)	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.09	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	(0.00)‡	0.25	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.40)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.40)	(0.42)

Net asset value at end of year	$ 5.82	$ 5.79	$ 5.62	$ 5.99	$ 6.14

Total investment return (b)	6.90%	9.91%	(0.07%)	4.13%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.21%	5.90%	5.39%	5.50%	5.88%
Net expenses	1.02%	1.03%	1.02%	1.01%	1.02%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 167,139	$ 287,493	$ 282,451	$ 296,535	$ 307,643

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

168

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.71	$ 5.54	$ 5.90	$ 6.05	$ 6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.32)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.34	0.48	(0.05)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$ 5.74	$ 5.71	$ 5.54	$ 5.90	$ 6.05

Total investment return (b)	6.06%	8.85%	(0.60%)	3.35%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%	5.16%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 108,263	$ 132,509	$ 139,683	$ 172,640	$ 197,273

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.72	$ 5.55	$ 5.90	$ 6.05	$ 6.05

Net investment income (loss) (a)	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.33	0.48	(0.04)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of year	$ 5.74	$ 5.72	$ 5.55	$ 5.90	$ 6.05

Total investment return (b)	5.87%	9.04%	(0.60%)	3.34%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	5.15%	4.64%	4.75%	5.13%
Net expenses	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 676,463	$ 678,364	$ 679,392	$ 785,873	$ 814,589

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

169

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.75	$ 5.58	$ 5.94	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.32	0.34	0.33	0.35	0.37
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.08)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.40	0.54	0.02	0.27	0.44

Less dividends and distributions:
From net investment income	(0.32)	(0.35)	(0.33)	(0.41)	(0.44)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.37)	(0.37)	(0.38)	(0.41)	(0.44)

Net asset value at end of year	$ 5.78	$ 5.75	$ 5.58	$ 5.94	$ 6.08

Total investment return (b)	7.17%	10.23%	0.32%	4.58%	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.51%	6.23%	5.70%	5.76%	6.13%
Net expenses	0.72%	0.70%	0.71%	0.74%	0.76%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 4,067,560	$ 5,313,266	$ 4,844,891	$ 3,762,169	$ 3,393,780

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.32	0.34	0.32	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.19	(0.31)	(0.08)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.39	0.53	0.01	0.26	0.43

Less dividends and distributions:
From net investment income	(0.31)	(0.34)	(0.32)	(0.41)	(0.43)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.41)	(0.43)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	7.07%	10.13%	0.21%	4.31%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.48%	6.11%	5.60%	5.66%	6.03%
Net expenses	0.82%	0.80%	0.81%	0.84%	0.86%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 37	$ 59	$ 39	$ 29	$ 28

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

170

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 5.74	$ 5.57	$ 5.93	$ 6.08	$ 6.08

Net investment income (loss) (a)	0.30	0.32	0.31	0.33	0.35
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—

Total from investment operations	0.38	0.52	(0.00)‡	0.24	0.42

Less dividends and distributions:
From net investment income	(0.30)	(0.33)	(0.31)	(0.39)	(0.42)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.35)	(0.35)	(0.36)	(0.39)	(0.42)

Net asset value at end of year	$ 5.77	$ 5.74	$ 5.57	$ 5.93	$ 6.08

Total investment return (b)	6.80%	9.83%	(0.04%)	4.04%	7.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%	5.89%	5.35%	5.43%	5.79%
Net expenses	1.07%	1.05%	1.06%	1.09%	1.11%
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of year (in 000’s)	$ 9,562	$ 10,917	$ 10,084	$ 11,049	$ 15,008

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 5.74	$ 5.17

Net investment income (loss) (a)	0.28	0.20
Net realized and unrealized gain (loss) on investments	0.09	0.60

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.29)	(0.21)
Return of capital	(0.05)	(0.02)

Total dividends and distributions	(0.34)	(0.23)

Net asset value at end of period	$ 5.77	$ 5.74

Total investment return (b)	6.58%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.81%	5.40%††
Net expenses	1.32%	1.30%††
Portfolio turnover rate	43%	41%
Net assets at end of period (in 000’s)	$ 392	$ 130

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

171

Financial Highlights

MainStay MacKay High Yield Corporate Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

	Year ended October 31,			June 17, 2013** through October 31,
Class R6	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 5.74	$ 5.58	$ 5.94	$ 6.09	$ 6.11

Net investment income (loss) (a)	0.32	0.35	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.09	0.19	(0.31)	(0.08)	0.03

Total from investment operations	0.41	0.54	0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.33)	(0.36)	(0.34)	(0.43)	(0.19)
Return of capital	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.38)	(0.38)	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$ 5.77	$ 5.74	$ 5.58	$ 5.94	$ 6.09

Total investment return (b)	7.36%	10.24%	0.50%	4.60%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.45%	6.23%	5.84%	5.88%	6.24%††
Net expenses	0.58%	0.58%	0.58%	0.58%	0.59%††
Portfolio turnover rate	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$ 1,668,163	$ 53,712	$ 15,017	$ 9,093	$ 26

** Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

172

Financial Highlights

MainStay MacKay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.52	$ 12.04	$ 11.93	$ 10.90	$ 11.92

Net investment income (loss)	0.49	0.49	0.51	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.30	1.00	0.62	1.55	(0.46)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.51)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.51)	(0.52)	(0.56)

Net asset value at end of year	$ 12.32	$ 12.52	$ 12.04	$ 11.93	$ 10.90

Total investment return (a)	2.48%	8.43%	5.27%	14.59%	(4.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99%	3.91%	4.21%	4.57%	4.53%
Net expenses	0.87%	0.87%	0.87%	0.87%	0.87%
Expenses (before waiver/reimbursement)	0.87%	0.87%	0.88%	0.88%	0.90%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 882,736	$ 874,512	$ 600,590	$ 468,486	$ 379,277

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.50	$ 12.02	$ 11.91	$ 10.89	$ 11.90

Net investment income (loss)	0.49	0.49	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.02	(0.98)

Total from investment operations	0.30	1.00	0.61	1.54	(0.45)

Less dividends and distributions:
From net investment income	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.50)	(0.52)	(0.50)	(0.52)	(0.56)

Net asset value at end of year	$ 12.30	$ 12.50	$ 12.02	$ 11.91	$ 10.89

Total investment return (a)	2.45%	8.42%	5.24%	14.48%	(3.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%	3.90%	4.20%	4.60%	4.55%
Net expenses	0.90%	0.90%	0.89%	0.89%	0.89%
Expenses (before waiver/reimbursement)	0.90%	0.90%	0.90%	0.90%	0.92%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 3,483	$ 4,249	$ 3,216	$ 2,305	$ 2,298

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

173

Financial Highlights

MainStay MacKay High Yield Municipal Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.49	$ 12.01	$ 11.90	$ 10.87	$ 11.89

Net investment income (loss)	0.39	0.39	0.41	0.44	0.44
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.20	0.90	0.52	1.47	(0.55)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.41)	(0.44)	(0.44)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.40)	(0.42)	(0.41)	(0.44)	(0.47)

Net asset value at end of year	$ 12.29	$ 12.49	$ 12.01	$ 11.90	$ 10.87

Total investment return (a)	1.69%	7.61%	4.46%	13.74%	(4.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	3.14%	3.44%	3.79%	3.77%
Net expenses	1.65%	1.65%	1.64%	1.64%	1.64%
Expenses (before waiver/reimbursement)	1.65%	1.65%	1.65%	1.65%	1.67%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 395,042	$ 401,279	$ 296,930	$ 254,392	$ 185,486

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 12.52	$ 12.04	$ 11.93	$ 10.90	$ 11.92

Net investment income (loss)	0.52	0.52	0.54	0.55	0.56
Net realized and unrealized gain (loss) on investments	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.33	1.03	0.65	1.58	(0.43)

Less dividends and distributions:
From net investment income	(0.52)	(0.52)	(0.54)	(0.55)	(0.56)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.53)	(0.55)	(0.54)	(0.55)	(0.59)

Net asset value at end of year	$ 12.32	$ 12.52	$ 12.04	$ 11.93	$ 10.90

Total investment return (a)	2.74%	8.70%	5.53%	14.88%	(3.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%	4.16%	4.47%	4.75%	4.79%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Expenses (before waiver/reimbursement)	0.62%	0.62%	0.63%	0.63%	0.65%
Portfolio turnover rate	34%	41%	31%	67%	95%
Net assets at end of year (in 000’s)	$ 2,094,251	$ 1,420,936	$ 919,245	$ 834,406	$ 401,943

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

174

Financial Highlights

MainStay MacKay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.58	$ 10.33	$ 10.35	$ 9.50	$ 10.38

Net investment income (loss)	0.36	0.36	0.37	0.38	0.36
Net realized and unrealized gain (loss) on investments	(0.24)	0.25	(0.02)	0.85	(0.84)

Total from investment operations	0.12	0.61	0.35	1.23	(0.48)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.38)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.38)	(0.40)

Net asset value at end of year	$ 10.34	$ 10.58	$ 10.33	$ 10.35	$ 9.50

Total investment return (a)	1.23%	5.95%	3.47%	13.21%	(4.76%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.50%	3.33%	3.60%	3.82%	3.61%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement)	0.83%	0.85%	0.86%	0.85%	0.92%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 148,823	$ 120,368	$ 52,996	$ 24,453	$ 19,314

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.33	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.36	0.36	0.37	0.37	0.34
Net realized and unrealized gain (loss) on investments	(0.25)	0.26	(0.02)	0.84	(0.83)

Total from investment operations	0.11	0.62	0.35	1.21	(0.49)

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.37)	(0.37)	(0.34)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.36)	(0.36)	(0.37)	(0.37)	(0.38)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.33	$ 10.35	$ 9.51

Total investment return (a)	1.10%	6.02%	3.42%	12.95%	(4.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48%	3.33%	3.56%	3.71%	3.41%
Net expenses	0.79%	0.79%	0.81%	0.87%	0.98%
Expenses (before waiver/reimbursement)	0.87%	0.89%	0.92%	0.97%	1.15%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 356	$ 334	$ 188	$ 165	$ 95

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

175

Financial Highlights

MainStay MacKay New York Tax Free Opportunities Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.34	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.33	0.33	0.34	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.08	0.58	0.33	1.18	(0.51)

Less dividends and distributions:
From net investment income	(0.33)	(0.33)	(0.34)	(0.34)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.33)	(0.33)	(0.34)	(0.34)	(0.36)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.34	$ 10.35	$ 9.51

Total investment return (a)	0.85%	5.65%	3.25%	12.66%	(5.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%	3.04%	3.27%	3.45%	3.11%
Net expenses	1.03%	1.04%	1.06%	1.12%	1.23%
Expenses (before waiver/reimbursement)	1.11%	1.14%	1.17%	1.22%	1.40%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 45,547	$ 43,644	$ 18,013	$ 5,538	$ 3,166

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.59	$ 10.34	$ 10.35	$ 9.51	$ 10.38

Net investment income (loss)	0.39	0.39	0.40	0.41	0.39
Net realized and unrealized gain (loss) on investments	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.14	0.64	0.39	1.25	(0.44)

Less dividends and distributions:
From net investment income	(0.39)	(0.39)	(0.40)	(0.41)	(0.39)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)

Net asset value at end of year	$ 10.34	$ 10.59	$ 10.34	$ 10.35	$ 9.51

Total investment return (a)	1.39%	6.22%	3.84%	13.37%	(4.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76%	3.61%	3.86%	4.09%	3.87%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.58%	0.60%	0.61%	0.60%	0.67%
Portfolio turnover rate	30%	28%	19%	48%	61%
Net assets at end of year (in 000’s)	$ 62,078	$ 53,894	$ 39,528	$ 71,532	$ 52,307

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

176

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.42	0.50	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.23)	(0.07)	0.09

Total from investment operations	0.48	0.63	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.46)	(0.45)	(0.35)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.42)	(0.50)	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.01	$ 10.09

Total investment return (a)	4.90%	6.79%	2.36%	3.98%	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%	5.29%	4.70%	4.58%	4.49%††
Net expenses	1.04%	1.02%	1.00%	1.01%	1.05%††
Expenses (before waiver/reimbursement)	1.04%	1.02%	1.00%	1.01%	1.20%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 341,056	$ 163,500	$ 75,869	$ 71,206	$ 44,274

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.02	$ 10.09	$ 10.00

Net investment income (loss)	0.41	0.49	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.24)	(0.05)	0.09

Total from investment operations	0.47	0.62	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.41)	(0.49)	(0.45)	(0.44)	(0.33)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.49)	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.02	$ 10.09

Total investment return (a)	4.82%	6.67%	2.14%	3.97%	4.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.16%	5.18%	4.59%	4.48%	4.37%††
Net expenses	1.11%	1.13%	1.12%	1.12%	1.18%††
Expenses (before waiver/reimbursement)	1.11%	1.13%	1.12%	1.12%	1.33%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 5,564	$ 6,044	$ 4,525	$ 2,940	$ 1,399

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

177

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.76	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.34	0.42	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.05	0.14	(0.25)	(0.06)	0.09

Total from investment operations	0.39	0.56	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.33)	(0.42)	(0.38)	(0.37)	(0.27)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.33)	(0.42)	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.76	$ 10.01	$ 10.09

Total investment return (a)	4.04%	5.99%	1.37%	3.12%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	4.43%	3.83%	3.73%	3.63%††
Net expenses	1.86%	1.88%	1.87%	1.87%	1.93%††
Expenses (before waiver/reimbursement)	1.86%	1.88%	1.87%	1.87%	2.08%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 51,738	$ 51,063	$ 38,884	$ 39,106	$ 14,291

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,				December 17, 2012** through October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.02	$ 10.09	$ 10.00

Net investment income (loss)	0.44	0.53	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.13	(0.23)	(0.06)	0.08

Total from investment operations	0.51	0.66	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.44)	(0.53)	(0.49)	(0.48)	(0.36)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.44)	(0.53)	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$ 9.97	$ 9.90	$ 9.77	$ 10.02	$ 10.09

Total investment return (a)	5.27%	7.05%	2.51%	4.34%	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.46%	5.53%	4.96%	4.85%	4.59%††
Net expenses	0.79%	0.77%	0.75%	0.76%	0.80%††
Expenses (before waiver/reimbursement)	0.79%	0.77%	0.75%	0.76%	0.95%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 626,617	$ 431,040	$ 389,912	$ 285,259	$ 130,529

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

178

Financial Highlights

MainStay MacKay Short Duration High Yield Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,				December 17, 2012** through October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of period	$ 9.90	$ 9.77	$ 10.01	$ 10.09	$ 10.00

Net investment income (loss)	0.41	0.47	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.16	(0.22)	(0.08)	0.07

Total from investment operations	0.47	0.63	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.41)	(0.50)	(0.45)	(0.44)	(0.34)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.41)	(0.50)	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$ 9.96	$ 9.90	$ 9.77	$ 10.01	$ 10.09

Total investment return (a)	4.80%	6.69%	2.26%	3.87%	4.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	5.19%	4.60%	4.48%	4.14%††
Net expenses	1.14%	1.12%	1.10%	1.11%	1.15%††
Expenses (before waiver/reimbursement)	1.14%	1.12%	1.10%	1.11%	1.30%††
Portfolio turnover rate	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$ 119	$ 111	$ 55	$ 49	$ 26

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,	February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$ 9.91	$ 9.23

Net investment income (loss)	0.38	0.32
Net realized and unrealized gain (loss) on investments	0.06	0.67

Total from investment operations	0.44	0.99

Less dividends:
From net investment income	(0.38)	(0.31)

Net asset value at end of period	$ 9.97	$ 9.91

Total investment return (a)	4.54%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86%	4.84%††
Net expenses	1.39%	1.37%††
Portfolio turnover rate	57%	50%
Net assets at end of period (in 000’s)	$ 55	$ 28

** Inception date.

†† Annualized.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

179

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.33	$ 10.04

Net investment income (loss)	0.31	0.32	0.35	0.39	0.38
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.70	(0.72)

Total from investment operations	0.15	0.57	0.25	1.09	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.39)	(0.37)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.33

Total investment return (a)	1.50%	5.73%	2.58%	11.86%	(3.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	3.04%	3.51%	3.99%	3.72%
Net expenses	0.81%	0.80%	0.81%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.81%	0.80%	0.82%	0.83%	0.83%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 1,564,955	$ 1,248,065	$ 761,278	$ 427,586	$ 417,984

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.23	$ 9.97	$ 10.08	$ 9.38	$ 10.08

Net investment income (loss)	0.31	0.32	0.35	0.39	0.36
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.69	(0.70)

Total from investment operations	0.14	0.58	0.24	1.08	(0.34)

Less dividends:
From net investment income	(0.31)	(0.32)	(0.35)	(0.38)	(0.36)

Net asset value at end of year	$ 10.06	$ 10.23	$ 9.97	$ 10.08	$ 9.38

Total investment return (a)	1.43%	5.83%	2.47%	11.76%	(3.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	3.11%	3.54%	3.94%	3.67%
Net expenses	0.79%	0.79%	0.82%	0.84%	0.84%
Expenses (before waiver/reimbursement)	0.79%	0.79%	0.83%	0.89%	0.89%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 10,216	$ 16,344	$ 17,259	$ 18,264	$ 19,094

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

180

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.92	$ 10.03	$ 9.33	$ 10.03

Net investment income (loss)	0.28	0.29	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investments	(0.17)	0.26	(0.11)	0.71	(0.70)

Total from investment operations	0.11	0.55	0.22	1.06	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$ 10.01	$ 10.18	$ 9.92	$ 10.03	$ 9.33

Total investment return (a)	1.17%	5.58%	2.21%	11.52%	(3.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.84%	3.28%	3.69%	3.41%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 17,068	$ 19,318	$ 16,806	$ 12,439	$ 12,459

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.34	$ 10.04

Net investment income (loss)	0.28	0.29	0.33	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.12	0.54	0.23	1.05	(0.36)

Less dividends:
From net investment income	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.34

Total investment return (a)	1.27%	5.48%	2.31%	11.40%	(3.72%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%	2.81%	3.28%	3.68%	3.42%
Net expenses	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 241,526	$ 273,386	$ 183,509	$ 154,863	$ 150,244

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

181

Financial Highlights

MainStay MacKay Tax Free Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.18	$ 9.93	$ 10.03	$ 9.34	$ 10.04

Net investment income (loss)	0.33	0.34	0.38	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.17	0.59	0.28	1.10	(0.31)

Less dividends:
From net investment income	(0.33)	(0.34)	(0.38)	(0.41)	(0.39)

Net asset value at end of year	$ 10.02	$ 10.18	$ 9.93	$ 10.03	$ 9.34

Total investment return (a)	1.75%	5.99%	2.83%	12.02%	(3.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.31%	3.29%	3.78%	4.21%	4.00%
Net expenses	0.56%	0.55%	0.56%	0.53%	0.54%
Expenses (before waiver/reimbursement)	0.56%	0.55%	0.57%	0.58%	0.59%
Portfolio turnover rate	62%	47%	46%	68%	111%
Net assets at end of year (in 000’s)	$ 1,019,263	$ 899,128	$ 513,893	$ 314,005	$ 236,531

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

182

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.82	$ 10.71	$ 11.14

Net investment income (loss)	0.29	0.28	0.27	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.06)	0.18	(0.32)	0.12	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.47	(0.05)	0.46	(0.05)

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.27)	(0.34)	(0.35)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.25)	(0.27)	(0.31)	(0.35)	(0.38)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.82	$ 10.71

Total investment return (a)	2.23%	4.56%	(0.43%)	4.33%	(0.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.55%	2.56%	3.11%	3.11%
Net expenses	0.91%	1.00%	1.08%	0.86%	0.89%
Expenses (before waiver/reimbursement)	0.94%	1.13%	1.11%	0.96%	0.97%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 55,474	$ 294,002	$ 507,633	$ 324,814	$ 58,425

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.71	$ 10.51	$ 10.88	$ 10.77	$ 11.20

Net investment income (loss)	0.24	0.29	0.28	0.34	0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.11	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.49	(0.05)	0.45	(0.07)

Less dividends and distributions:
From net investment income	(0.24)	(0.29)	(0.28)	(0.33)	(0.33)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.29)	(0.32)	(0.34)	(0.36)

Net asset value at end of year	$ 10.70	$ 10.71	$ 10.51	$ 10.88	$ 10.77

Total investment return (a)	2.11%	4.81%	(0.46%)	4.16%	(0.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%	2.71%	2.64%	3.03%	3.00%
Net expenses	1.00%	0.83%	1.01%	1.01%	1.00%
Expenses (before waiver/reimbursement)	1.03%	0.98%	1.03%	1.10%	1.09%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65%(b)
Net assets at end of year (in 000’s)	$ 6,265	$ 9,232	$ 8,350	$ 7,590	$ 8,352

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

183

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.67	$ 10.47	$ 10.84	$ 10.72	$ 11.15

Net investment income (loss)	0.17	0.21	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.03)	0.19	(0.33)	0.12	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.14	0.41	(0.13)	0.37	(0.15)

Less dividends and distributions:
From net investment income	(0.16)	(0.21)	(0.20)	(0.24)	(0.25)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.16)	(0.21)	(0.24)	(0.25)	(0.28)

Net asset value at end of year	$ 10.65	$ 10.67	$ 10.47	$ 10.84	$ 10.72

Total investment return (a)	1.36%	3.95%	(1.21%)	3.50%	(1.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.96%	1.89%	2.28%	2.24%
Net expenses	1.75%	1.57%	1.76%	1.76%	1.75%
Expenses (before waiver/reimbursement)	1.78%	1.73%	1.78%	1.85%	1.84%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 4,913	$ 6,746	$ 6,205	$ 6,794	$ 7,896

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.68	$ 10.48	$ 10.85	$ 10.73	$ 11.17

Net investment income (loss)	0.17	0.21	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.03)	0.19	(0.33)	0.12	(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.14	0.41	(0.13)	0.37	(0.16)

Less dividends and distributions:
From net investment income	(0.16)	(0.21)	(0.20)	(0.24)	(0.25)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.16)	(0.21)	(0.24)	(0.25)	(0.28)

Net asset value at end of year	$ 10.66	$ 10.68	$ 10.48	$ 10.85	$ 10.73

Total investment return (a)	1.36%	3.95%	(1.20%)	3.49%	(1.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.96%	1.89%	2.28%	2.24%
Net expenses	1.75%	1.58%	1.75%	1.76%	1.75%
Expenses (before waiver/reimbursement)	1.78%	1.73%	1.78%	1.85%	1.84%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 20,215	$ 28,430	$ 24,259	$ 26,485	$ 28,683

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

184

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.83	$ 10.72	$ 11.15

Net investment income (loss)	0.28	0.31	0.32	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.12	(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.27	0.51	(0.01)	0.49	(0.02)

Less dividends and distributions:
From net investment income	(0.29)	(0.31)	(0.32)	(0.37)	(0.38)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.29)	(0.31)	(0.36)	(0.38)	(0.41)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.83	$ 10.72

Total investment return (a)	2.56%	4.96%	(0.05%)	4.60%	(0.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	2.94%	3.05%	3.43%	3.41%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.67%	0.88%	0.86%	0.71%	0.72%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 1,173,384	$ 935,533	$ 1,021,724	$ 852,556	$ 762,533

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Year ended October 31,
Class R1	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.66	$ 10.46	$ 10.83	$ 10.72	$ 11.15

Net investment income (loss)	0.27	0.30	0.31	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.19	(0.33)	0.12	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.26	0.50	(0.02)	0.48	(0.03)

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.31)	(0.36)	(0.37)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.28)	(0.30)	(0.35)	(0.37)	(0.40)

Net asset value at end of year	$ 10.64	$ 10.66	$ 10.46	$ 10.83	$ 10.72

Total investment return (a)	2.46%	4.86%	(0.14%)	4.49%	(0.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%	2.84%	2.95%	3.31%	3.30%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.77%	0.98%	0.96%	0.81%	0.82%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 3,627	$ 3,846	$ 3,907	$ 34	$ 26

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

185

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

Year ended October 31,
Class R2	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 10.65	$ 10.46	$ 10.82	$ 10.71	$ 11.14

Net investment income (loss)	0.24	0.31	0.29	0.34	0.33
Net realized and unrealized gain (loss) on investments	(0.01)	0.15	(0.33)	0.11	(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.23	0.46	(0.04)	0.45	(0.06)

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.28)	(0.33)	(0.34)
From net realized gain on investments	—	—	(0.04)	(0.01)	(0.03)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.25)	(0.27)	(0.32)	(0.34)	(0.37)

Net asset value at end of year	$ 10.63	$ 10.65	$ 10.46	$ 10.82	$ 10.71

Total investment return (a)	2.18%	4.44%	(0.35%)	4.24%	(0.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.64%	2.67%	3.09%	3.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	1.02%	1.24%	1.20%	1.06%	1.07%
Portfolio turnover rate	56%(b)	21%	28%	26%(b)	65% (b)
Net assets at end of year (in 000’s)	$ 127	$ 115	$ 1,266	$ 27	$ 26

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42%, 23% and 45% for the years ended October 31, 2017, 2014 and 2013, respectively.

Class R3	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$ 10.66	$ 10.31

Net investment income (loss)	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.01)	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01

Total from investment operations	0.20	0.51

Less dividends:
From net investment income	(0.22)	(0.16)
Return of capital	(0.00)‡	—

Total dividends and distributions	(0.22)	(0.16)

Net asset value at end of period	$ 10.64	$ 10.66

Total investment return (a)	1.93%	4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%	2.26%††
Net expenses	1.20%	1.20%††
Expenses (before reimbursement/waiver)	1.27%	1.48%††
Portfolio turnover rate	56%(b)	21%
Net assets at end of period (in 000’s)	$ 93	$ 79

** Commencement of operations.

†† Annualized.

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

186

Financial Highlights

MainStay MacKay Total Return Bond Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended October 31,		December 29, 2014** through October 31,
Class R6	2017	2016	2015
Net asset value at beginning of period	$ 10.66	$ 10.46	$ 10.71

Net investment income (loss)	0.29	0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.02)	0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01	—

Total from investment operations	0.27	0.52	0.02

Less dividends:
From net investment income	(0.29)	(0.32)	(0.27)
Return of capital	(0.00)‡	—	—

Total dividends and distributions	(0.29)	(0.32)	(0.27)

Net asset value at end of period	$ 10.64	$ 10.66	$ 10.46

Total investment return (a)	2.62%	5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	3.02%	3.07%††
Net expenses	0.54%	0.53%	0.53%††
Expenses (before waiver/reimbursement)	0.54%	0.53%	0.55%††
Portfolio turnover rate	56%(b)	21%	28%
Net assets at end of period (in 000’s)	$ 27	$ 26	$ 26

** Commencement of operations.

†† Annualized.

‡ Less than one cent per share.

(a) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b) The portfolio turnover rate not including mortgage dollar roll were 42% for the year ended October 31, 2017.

187

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.81	$ 8.72	$ 9.27	$ 9.28	$ 9.22

Net investment income (loss) (a)	0.25	0.35	0.36	0.36	0.40
Net realized and unrealized gain (loss) on investments	0.15	0.08	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.02)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.41	(0.25)	0.32	0.45

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.39)

Net asset value at end of year	$ 8.90	$ 8.81	$ 8.72	$ 9.27	$ 9.28

Total investment return (b)	4.65%	4.94%	(2.70%)	3.48%	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	4.04%	4.01%	3.81%	4.25%
Net expenses (excluding short sale expenses)	1.01%	1.00%	0.96%	0.98%	1.00%
Expenses (including short sales expenses)	1.13%	1.16%	1.01%	1.04%	1.12%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 302,192	$ 412,834	$ 584,184	$ 675,552	$ 317,917

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.88	$ 8.78	$ 9.33	$ 9.34	$ 9.28

Net investment income (loss) (a)	0.24	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.40	0.42	(0.25)	0.32	0.44

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.31)	(0.32)	(0.30)	(0.33)	(0.38)

Net asset value at end of year	$ 8.97	$ 8.88	$ 8.78	$ 9.33	$ 9.34

Total investment return (b)	4.59%	5.00%	(2.70%)	3.42%	4.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%	4.01%	3.99%	3.78%	4.12%
Net expenses (excluding short sale expenses)	1.03%	1.02%	0.98%	1.00%	1.15%
Expenses (including short sales)	1.15%	1.18%	1.03%	1.06%	1.27%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 22,033	$ 31,851	$ 32,498	$ 31,690	$ 28,341

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

188

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.77	$ 8.68	$ 9.23	$ 9.24	$ 9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.37

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$ 8.86	$ 8.77	$ 8.68	$ 9.23	$ 9.24

Total investment return (b)	3.86%	4.16%	(3.45%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.26%	3.24%	3.03%	3.38%
Net expenses (excluding short sales expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales expenses)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 15,223	$ 18,313	$ 19,833	$ 22,460	$ 19,254

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.76	$ 8.67	$ 9.22	$ 9.23	$ 9.18

Net investment income (loss) (a)	0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.15	0.10	(0.62)	(0.04)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.33	0.35	(0.31)	0.25	0.36

Less dividends and distributions:
From net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of year	$ 8.85	$ 8.76	$ 8.67	$ 9.22	$ 9.23

Total investment return (b)	3.86%	4.16%	(3.46%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	3.27%	3.24%	3.05%	3.34%
Net expenses (excluding short sale expenses)	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales)	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 167,595	$ 220,513	$ 315,183	$ 345,900	$ 113,183

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

189

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class I	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 8.82	$ 8.72	$ 9.28	$ 9.29	$ 9.23

Net investment income (loss) (a)	0.26	0.37	0.38	0.38	0.41
Net realized and unrealized gain (loss) on investments	0.16	0.11	(0.63)	(0.05)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.42	0.45	(0.23)	0.34	0.47

Less dividends and distributions:
From net investment income	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)
Return of capital	(0.00)‡	—	—	—	—

Total dividends and distributions	(0.33)	(0.35)	(0.33)	(0.35)	(0.41)

Net asset value at end of year	$ 8.91	$ 8.82	$ 8.72	$ 9.28	$ 9.29

Total investment return (b)	4.90%	5.32%	(2.56%)	3.73%	5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99%	4.30%	4.25%	4.08%	4.45%
Net expenses (excluding short sale expenses)	0.76%	0.75%	0.71%	0.73%	0.75%
Expenses (including short sales)	0.88%	0.91%	0.76%	0.79%	0.87%
Short sale expenses	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	41%	15%	22%	19%	23%
Net assets at end of year (in 000’s)	$ 837,363	$ 735,359	$ 1,263,695	$ 1,481,314	$ 294,560

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017	2016	2015	2014
Net asset value at beginning of period	$ 8.81	$ 8.72	$ 9.27	$ 9.39

Net investment income (loss) (a)	0.23	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.16	0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.03)	0.02	0.02

Total from investment operations	0.39	0.41	(0.26)	0.09

Less dividends and distributions:
From net investment income	(0.30)	(0.32)	(0.29)	(0.21)
Return of capital	(0.00)‡	—	—	—

Total dividends and distributions	(0.30)	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$ 8.90	$ 8.81	$ 8.72	$ 9.27

Total investment return (b)	4.54%	4.84%	(2.81%)	0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%	3.97%	3.87%	3.78%††
Net expenses	1.11%	1.12%	1.06%	1.08%††
Expenses (including short sales)	1.23%	1.28%	1.11%	1.14%††
Short sale expenses	0.12%	0.16%	0.05%	0.06%††
Portfolio turnover rate	41%	15%	22%	19%
Net assets at end of period (in 000’s)	$ 773	$ 662	$ 112	$ 336

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

190

Financial Highlights

MainStay MacKay Unconstrained Bond Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

February 29, 2016** through October 31,
Class R3	2017	2016
Net asset value at beginning of period	$ 8.81	$ 8.20

Net investment income (loss) (a)	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.16	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.27)

Total from investment operations	0.37	0.80

Less dividends and distributions:
From net investment income	(0.28)	(0.19)
Return of capital	(0.00)‡	—

Total dividends and distributions	(0.28)	(0.19)

Net asset value at end of period	$ 8.90	$ 8.81

Total investment return (b)	4.28%	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%	3.32%††
Net expenses	1.36%	1.34%††
Expenses (including short sales)	1.48%	1.50%††
Short sale expenses	0.12%	0.16%
Portfolio turnover rate	41%	15%
Net assets at end of period (in 000’s)	$ 114	$ 32

** Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

191

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class A	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.35%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.59%	0.43%	0.13%	0.11%	0.15%
Expenses (before waiver/reimbursement)	0.60%	0.64%	0.64%	0.64%	0.65%
Net assets at end of year (in 000’s)	$ 227,572	$ 226,181	$ 243,517	$ 230,330	$ 290,028

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Investor Class	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.14%	0.11%	0.16%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 27,087	$ 58,658	$ 56,512	$ 56,177	$ 58,774

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

192

Financial Highlights

MainStay Money Market Fund

(a series of The MainStay Funds)

(Selected per share data and ratios)

Year ended October 31,
Class B	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.14%	0.11%	0.16%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 43,351	$ 53,341	$ 58,152	$ 63,581	$ 73,803

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Year ended October 31,
Class C	2017	2016	2015	2014	2013
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss) (a)	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (b)	0.20%	0.01%	0.01%	0.01%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.02%	0.01%	0.01%	0.01%
Net expenses	0.73%	0.43%	0.13%	0.11%	0.15%
Expenses (before waiver/reimbursement)	0.79%	0.83%	0.87%	0.89%	0.90%
Net assets at end of year (in 000’s)	$ 30,831	$ 41,311	$ 41,050	$ 36,939	$ 33,254

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

193

Financial Highlights

194

Appendix A – Taxable Equivalent Yield Table

Taxable Equivalent Yield Table 1, 2

If your federal marginal income tax rate is equal to	a tax-free yield of
	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
	would equal a taxable yield of
12.00%	3.98%	4.55%	5.11%	5.68%	6.25%	6.82%	7.39%	7.95%
22.00%	4.49%	5.13%	5.77%	6.41%	7.05%	7.69%	8.33%	8.97%
24.00%	4.61%	5.26%	5.92%	6.58%	7.24%	7.89%	8.55%	9.31%
32.00%	5.15%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%
35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%
37.00%	5.56%	6.35%	7.14%	7.94%	8.73%	9.52%	10.32%	11.11%

1. This table reflects application of the regular federal income tax only and does not reflect the Medicare tax. Very generally, the Medicare tax is an additional 3.8% tax imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s income exceeds certain threshold amounts. Other taxes (including the Medicare tax) may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

2. This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

195

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylinvestments.com/funds/edelivery. If you would like to opt out of household-based mailings, please call toll free 800-MAINSTAY (624-6782).

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Funds. The current Statement of Additional Information is incorporated by reference into the Prospectus and has been filed with the Securities and Exchange Commission (“SEC”).

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable.

TO OBTAIN INFORMATION

More information about the Funds, including the Statement of Additional Information and the Annual/Semiannual Reports, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at nylinvestments.com/funds, or write to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

You can also review and copy information about the Funds (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
30 Hudson Street

Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the MainStay Funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services.

SEC File Number: 811-22321 (MainStay Funds Trust)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at nylinvestments.com/funds.

MS01bt-02/18

MAINSTAY FUNDS TRUST AND THE MAINSTAY FUNDS

February 28, 2018

STATEMENT OF ADDITIONAL INFORMATION

	Class A	Investor Class	Class T	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
MAINSTAY FUNDS
MainStay Income Builder Fund	MTRAX	MTINX	MBITX	MKTRX	MCTRX	MTOIX	--	MTXRX	MTXVX	MTODX
MainStay Large Cap Growth Fund	MLAAX	MLINX	--	MLABX	MLACX	MLAIX	MLRRX	MLRTX	MLGRX	MLRSX
MainStay MacKay Common Stock Fund	MSOAX	MCSSX	--	MOPBX	MGOCX	MSOIX	--	MSORX	MSOSX	--
MainStay MacKay Convertible Fund	MCOAX	MCINX	--	MCSVX	MCCVX	MCNVX	--	--	--	--
MainStay MacKay Emerging Markets Debt Fund	MGHAX	MGHHX	--	MGHBX	MHYCX	MGHIX	--	--	--	--
MainStay MacKay Government Fund	MGVAX	MGVNX	--	MCSGX	MGVCX	MGOIX	--	--	--	--
MainStay MacKay High Yield Corporate Bond Fund	MHCAX	MHHIX	MHCTX	MKHCX	MYHCX	MHYIX	MHHRX	MHYRX	MHYTX	MHYSX
MainStay MacKay International Equity Fund	MSEAX	MINNX	--	MINEX	MIECX	MSIIX	MIERX	MIRRX	MIFRX	--
MainStay MacKay Tax Free Bond Fund	MTBAX	MKINX	MTBTX	MKTBX	MTFCX	MTBIX	--	--	--	--
MainStay MacKay Unconstrained Bond Fund	MASAX	MSYDX	--	MASBX	MSICX	MSDIX	--	MSIRX	MSDJX	MSYEX
MainStay MAP Equity Fund	MAPAX	MSMIX	--	MAPBX	MMPCX	MUBFX	MAPRX	MPRRX	MMAPX	--
MainStay Money Market Fund	MMAXX	MKTXX	--	MKMXX	MSCXX	--	--	--	--	--
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	MBNAX	MBINX	--	MBNBX	MBACX	MBAIX	MBNRX	MBCRX	MBDRX	MBERX
MainStay Candriam Emerging Markets Equity Fund	MCYAX	MCYVX	MCYTX	--	MCYCX	MCYIX	--	--	--	MCYSX
MainStay Conservative Allocation Fund	MCKAX	MCKNX	--	MCKBX	MCKCX	MCKIX	--	--	MCKRX	--
MainStay Epoch Capital Growth Fund	MECDX	MECVX	--	--	MECEX	MECFX	--	--	--	--
MainStay Epoch Global Choice Fund	EPAPX	EPAIX	--	--	EPAKX	EPACX	--	--	--	--
MainStay Epoch Global Equity Yield Fund	EPSPX	EPSIX	--	--	EPSKX	EPSYX	--	EPSZX	EPSHX	EPSRX
MainStay Epoch International Choice Fund	ICEVX	ICELX	--	--	ICEWX	ICEUX	ICETX	ICEYX	ICEZX	--
MainStay Epoch U.S. All Cap Fund	MAAAX	MAWNX	--	MAWBX	MAWCX	MATIX	--	--	--	MAWDX
MainStay Epoch U.S. Equity Yield Fund	EPLPX	EPLIX	--	EPLBX	EPLKX	EPLCX	EPLRX	EPLSX	EPLTX	EPLDX

MainStay Epoch U.S. Small Cap Fund	MOPAX	MOINX	--	MOTBX	MOPCX	MOPIX	MOPRX	MOTRX	MOVRX	--
MainStay Floating Rate Fund	MXFAX	MXFNX	--	MXFBX	MXFCX	MXFIX	--	--	MXFHX	--
MainStay Growth Allocation Fund	MGXAX	MGXNX	--	MGXBX	MGXCX	MGXIX	--	--	MGXRX	--
MainStay Indexed Bond Fund	MIXAX	MIXNX	--	--	--	MIXIX	--	--	--	--
MainStay MacKay California Tax Free Opportunities Fund	MSCAX	MSCVX	--	--	MSCCX	MCOIX	--	--	--	--
MainStay MacKay Emerging Markets Equity Fund	MEOAX	MEOVX	--	--	MEOCX	MEOIX	--	--	--	MEODX
MainStay MacKay Growth Fund	KLGAX	KLGNX	--	KLGBX	KLGCX	KLGIX	--	KLGRX	--	--
MainStay MacKay High Yield Municipal Bond Fund	MMHAX	MMHVX	MMHTX	--	MMHDX	MMHIX	--	--	--	--
MainStay MacKay International Opportunities Fund	MYITX	MYINX	--	--	MYICX	MYIIX	--	--	--	--
MainStay MacKay New York Tax Free Opportunities Fund	MNOAX	MNOVX	--	--	MNOCX	MNOIX	--	--	--	--
MainStay MacKay S&P 500 Index Fund	MSXAX	MYSPX	--	--	--	MSPIX	--	--	--	--
MainStay MacKay Short Duration High Yield Fund	MDHAX	MDHVX	--	--	MDHCX	MDHIX	--	MDHRX	MDHTX	--
MainStay MacKay Total Return Bond Fund	MTMAX	MTMNX	--	MTMBX	MTMCX	MTMIX	MTMRX	MTRTX	MTRVX	MTRDX
MainStay MacKay U.S. Equity Opportunities Fund	MYCTX	MYCNX	--	--	MYCCX	MYCIX	--	--	--	--
MainStay Moderate Allocation Fund	MMRAX	MMRDX	--	MMRBX	MMRCX	MMRIX	--	--	MMRHX	--
MainStay Moderate Growth Allocation Fund	MGDAX	MGDNX	--	MGDBX	MGDCX	MGDIX	--	--	MGDRX	--
MainStay Retirement 2010 Fund	MYRAX	MYRDX	--	--	--	MYRIX	MYRRX	MYRWX	MYREX	--
MainStay Retirement 2020 Fund	MYROX	MYRYX	--	--	--	MYRTX	MYRUX	MYRVX	MYRZX	--
MainStay Retirement 2030 Fund	MRTTX	MRTFX	--	--	--	MRTIX	MRTOX	MRTUX	MRTVX	--
MainStay Retirement 2040 Fund	MSRTX	MSRUX	--	--	--	MSRYX	MSREX	MSRQX	MSRZX	--
MainStay Retirement 2050 Fund	MSRLX	MSRVX	--	--	--	MSRMX	MSROX	MSRPX	MSRWX	--
MainStay Retirement 2060 Fund	MYSQX	MYSRX	--	--	--	MYSSX	MYSTX	MYSWX	MYSZX	--

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated February 28, 2018, as amended from time to time, for Class A, Investor Class, Class T, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R6 shares for certain separate investment series of The MainStay Funds, a Massachusetts business trust (the “MainStay Funds”) and MainStay Funds Trust, a Delaware statutory trust (the “Prospectuses”). The MainStay Funds and MainStay Funds Trust may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the

Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The audited financial statements of each of the Funds (if applicable), including the Financial Highlights for the fiscal year ended October 31, 2017, as presented in the 2017 Annual Reports to Shareholders and the reports of KPMG LLP, the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

MS14-02/18

THE MAINSTAY GROUP OF FUNDS

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of MainStay Funds are currently offered in 12 separate series. Each Fund is a diversified fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act"), unless otherwise indicated. When formed, the MainStay MacKay Emerging Markets Debt Fund was classified as a “non-diversified” fund as defined in the 1940 Act. However, due to the Fund’s principal investment strategies and investment process, the Fund has historically operated as a “diversified” fund. Therefore, the Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval.

MainStay Income Builder Fund MainStay Large Cap Growth Fund MainStay MacKay Common Stock Fund MainStay MacKay Convertible Fund MainStay MacKay Emerging Markets Debt Fund MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Money Market Fund

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009, as amended.

Shares of MainStay Funds Trust are currently offered in 36 separate series. Each Fund is a “diversified company,” as defined in the 1940 Act, unless otherwise indicated. When formed, the MainStay Floating Rate Fund was classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategies and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval. The MainStay Absolute Return Multi-Strategy Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Cushing Energy Income Fund, and MainStay MacKay Tax Advantaged Short Term Bond Fund are not covered by this SAI.

MainStay Absolute Return Multi-Strategy Fund
MainStay Balanced Fund
MainStay Candriam Emerging Markets Equity Fund
MainStay Conservative Allocation Fund
MainStay Cushing MLP Premier Fund
MainStay Cushing Renaissance Advantage Fund
MainStay Cushing Energy Income Fund
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Indexed Bond Fund
MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Emerging Markets Equity Fund
MainStay MacKay Growth Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Opportunities Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Tax Advantaged Short Term Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund

General

The Boards of Trustees of the MainStay Funds and MainStay Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board." Each Fund is authorized to offer shares in one or more of the following classes (although one or more classes of a Fund may not currently be offered for sale): Class A, Investor Class, Class T, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R6 shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Candriam Belgium	MainStay Funds Trust MainStay Candriam Emerging Markets Equity Fund

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Subadvisor	Fund Name
Epoch Investment Partners, Inc. ("Epoch")

MainStay Funds

MainStay Income Builder Fund (equity portion)
MainStay MAP Equity Fund (portion)
MainStay Funds Trust

MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund

MacKay Shields LLC ("MacKay Shields")

MainStay Funds

MainStay MacKay Common Stock Fund[1]
MainStay MacKay Convertible Fund
MainStay MacKay Emerging Markets Debt Fund
MainStay MacKay Government Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay Income Builder Fund (fixed-income portion)

MainStay MacKay International Equity Fund[1]
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Unconstrained Bond Fund
MainStay Funds Trust

MainStay Balanced Fund (equity portion)

MainStay MacKay California Tax Free Opportunities Fund
MainStay MacKay Emerging Markets Equity Fund[1]
MainStay MacKay Growth Fund[1]
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Opportunities Fund[1]
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund[1]
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund[1]

Markston International LLC ("Markston")	MainStay Funds MainStay MAP Equity Fund (portion)
NYL Investors LLC (“NYL Investors”)	MainStay Funds MainStay Money Market Fund MainStay Funds Trust MainStay Balanced Fund (fixed-income portion) MainStay Floating Rate Fund MainStay Indexed Bond Fund
Winslow Capital Management LLC ("Winslow Capital")	MainStay Funds MainStay Large Cap Growth Fund

1. Effective January 1, 2018, the portfolio managers from Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) who managed all or a portion of the day-to-day investment operations of the Fund transitioned to MacKay Shields LLC, which assumed the subadvisory agreement between the Manager and Cornerstone Holdings with respect to the Fund.

Collectively, these agreements are referred to as the "Subadvisory Agreements." Candriam Belgium, Epoch, MacKay Shields, Markston, NYL Investors and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam Belgium, MacKay Shields and NYL Investors are affiliates of New York Life Investments.

Additional Information About Certain Funds

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

THE FUNDS' INVESTMENT POLICIES

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

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Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value (“NAV”).

For purposes of applying each Fund's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund

MainStay Conservative Allocation Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay Income Builder Fund

MainStay Indexed Bond Fund

MainStay Large Cap Growth Fund

MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Convertible Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Emerging Markets Equity Fund

MainStay MacKay Government Fund

MainStay MacKay Growth Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Money Market Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

The fundamental investment restrictions applicable to the Funds apply to each of the Funds, except as noted below:

Each Fund:

1. Except MainStay MacKay Emerging Markets Debt Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay MacKay Emerging Markets Debt Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

When formed, the MainStay MacKay Emerging Markets Debt Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the MainStay MacKay Emerging Markets Debt Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund, Clause (iii)).

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4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. May make loans to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay MacKay Tax Free Bond Fund only. The MainStay MacKay Tax Free Bond Fund must:

1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

The following fundamental investment restriction is applicable to the MainStay Balanced Fund only.

• The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The following fundamental investment restriction is applicable to the MainStay MacKay California Tax Free Opportunities Fund only. The MainStay MacKay California Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

The following fundamental investment restriction is applicable to the MainStay MacKay High Yield Municipal Bond Fund only. The MainStay MacKay High Yield Municipal Bond Fund must:

• Invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The following fundamental investment restriction is applicable to the MainStay MacKay New York Tax Free Opportunities Fund only. The MainStay MacKay New York Tax Free Opportunities Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Funds’ fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the SEC or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The exclusion set forth above with respect to tax-exempt securities does not include municipal securities whose payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuers (such as private activity and revenue bonds).

For the purposes of the Funds’ fundamental investment restriction relating to concentration, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers

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within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

• Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (i.e., reverse repurchase agreements, short sales and certain derivative transactions). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance or SEC staff interpretations.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

In addition to each Fund’s fundamental investment restrictions, the Trustees have adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following non-fundamental investment restrictions may be changed or amended by action of the Trustees at any time without requiring prior notice to or approval of shareholders, unless set forth below.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's assets will not be considered a violation. With respect to investments in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

Non-Fundamental Investment Restrictions - The MainStay Funds

1. The MainStay MacKay Government Fund and MainStay MacKay Tax Free Bond Fund may not invest in foreign securities, foreign currencies or convertible securities.

Non-Fundamental Investment Policies Related to Fund Names

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. Except for the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, the MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

The 80% investment policies for the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above for more information.

The affected Funds and their corresponding 80% policies are as set forth in the table below:

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FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
MainStay MacKay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay MacKay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay MacKay Emerging Markets Debt Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in fixed-income securities of issuers in emerging markets.
MainStay MacKay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay MacKay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay MacKay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay MacKay Unconstrained Bond Fund	To invest, under normal conditions, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
MainStay MAP Equity Fund	To investment, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in equity securities.
MAINSTAY FUNDS TRUST
MainStay Candriam Emerging Markets Equity Fund

To invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets.

MainStay Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
MainStay Epoch U.S. All Cap Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. companies across all market capitalizations.
MainStay Epoch U.S. Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
MainStay Epoch U.S. Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay MacKay Emerging Markets Equity Fund	To invest, under normal conditions, at least 80% of its assets in equity securities issued by entities in, or tied economically to, emerging markets.
MainStay MacKay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay MacKay Short Duration High Yield Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield debt securities.
MainStay MacKay Total Return Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay MacKay U.S. Equity Opportunities Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, each Fund's Manager or Subadvisor may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectus, investment techniques are discretionary. That means the Manager or each Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund (except the MainStay Money Market Fund, which seeks to maintain a stable NAV of $1.00 per share) will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

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Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Funds' investments.

In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

From time to time, global financial markets experience periods of unprecedented turmoil. For example, between 2007 and 2009, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. To the extent that energy markets continue to experience these adverse conditions, this will adversely affect the ability of MLPs and other issuers in which the Funds invest to sustain their historical distribution levels, which in turn, may adversely affect the Funds. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Fund’s performance will correlate with any increase in oil or gas prices. The Funds and their shareholders could therefore lose money as a result of the conditions in the energy market.

In addition, the future of the European Union (“EU”) is uncertain. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which began a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.

The U.S. government has implemented various measures designed to stabilize the U.S. economy in recent years, including keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities on the open market (“Quantitative Easing”). In 2014, the Federal Reserve System (the “Fed”) stopped purchases under Quantitative Easing, and in 2015, the Fed began a series of increases to the federal funds rate. If the Fed further increases the federal funds rate, there is a risk that interest rates could continue to rise across the U.S. financial system, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund’s investments, and the Fund’s NAV, to decline, potentially causing the Fund to experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

Merger, Reorganization or Liquidation of Funds

The Board may determine to merge or reorganize a Fund or a class of shares, or to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security

With the increasing use of the Internet and technology in connection with the Funds’ operations, the Funds may be more susceptible to greater operational and information security risks resulting from breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting or destroying data or causing normal business operations to be disrupted (such as making data inaccessible or withholding data for ransom). Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as

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denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ systems. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Funds work closely with third-party service providers (e.g., custodians and unaffiliated subadvisers), indirect cyber security breaches at such third-party service providers or trading counterparties may subject a Fund's shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Fund invests may similarly negatively impact a Fund's shareholders because of a decrease in the value of these securities. While the Funds have established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security systems of issuers or third-party service providers and certain security breaches may not be detected. In addition, there are inherent limitations to these plans and systems and certain risks may not yet be identified and new risks may emerge in the future. The Funds and their shareholders could be negatively impacted as a result of any security breaches or operational disruptions.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Fund, including the MainStay Funds of Funds (defined below), may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to a Fund’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to a Fund’s restriction on investments in illiquid securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices

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and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing and Transactions Involving Leverage

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of a Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the "senior securities" transactions). The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

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Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations ("CDOs"), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate, credit, liquidity and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by CDOs are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions

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typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Fund, including the MainStay Funds of Funds (defined below), may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or if not rated by an NRSRO, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund may invest up to 5% of its total assets in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. This restriction does not apply to the MainStay Money Market Fund. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the

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market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

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A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default or be delinquent on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or a Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Fund's portfolio.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets"

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are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Managed Futures. A Fund may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Fund may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Fund.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives include standardized options, futures and swap contracts traded in an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing and exchange-trading. Swap transactions that are not exchange-traded and/or centrally cleared are less liquid investments than cleared and exchange-traded instruments. Eventually, many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.  Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

2. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying

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asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to the price at which it is valued. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets or enter into offsetting transactions to "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Fund’s transactions in derivatives (such as options, swaps, and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Manager is registered as a “commodity pool operator” under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”). The MainStay Group of Funds has filed notices to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA for the Funds offered in this SAI and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to these Funds. The Manager is also exempt from registration as a “commodity trading advisor” (“CTA”) with respect to the Funds covered by this SAI. Accordingly, the Manager is not subject to regulation as a CPO or CTA with respect to these Funds.

The terms of CFTC Regulation 4.5 require each of the Funds covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Manager’s or Funds’ reliance on these exclusions, the Funds’ investment strategies, Prospectus or the SAI.

For certain Funds operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to these Funds under the CEA. When the temporary exemption expires, to the extent these Funds are not otherwise eligible for exemption from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

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Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of the registration. Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board. See “How Portfolio Securities Are Valued” below. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Distressed Securities

Certain Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Funds may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Fund’s ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Growth Stock. A Fund may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline

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significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies falls behind other types of investments, such as smaller capitalized companies, the Fund’s performance will lag those investments.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Value Stock. A Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Fund’s portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked.

Exchange-Traded Funds

A Fund, including the MainStay Funds of Funds (defined below), may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies whose shares trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective.

Shares of ETFs, like other investment vehicles that trade on an exchange, may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as ETFs) may require the payment of substantial premiums above, or discounts below, the value of such companies’ portfolio securities or NAVs and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

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A Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, a Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or a Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

A Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or a Subadvisor believes that it is in the Fund’s best interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Fund invests ceases to be a registered investment company, a Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Fund incurs various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly

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greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or a Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or

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standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for a money market fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7 under the 1940 Act.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

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Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The

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Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

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A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The MainStay Money Market Fund is permitted to purchase U.S. dollar-denominated securities of foreign issuers subject to Rule 2a-7 under the 1940 Act. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and/or, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by the Manager or Subadvisors. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments (including, for example, sanctions), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

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Certain Funds may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Additionally, investments in certain countries may subject a Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Fund invests, or result in unexpected tax liabilities for a Fund.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Funds of Funds

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "MainStay Target Date Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of MainStay Funds Trust, The MainStay Funds, and, with respect to the MainStay Target Date Funds, certain unaffiliated investment companies. The MainStay Funds of Funds may also invest in exchange-traded funds advised by New York Life Investments or its affiliates. The series/funds in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments or its affiliates and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Target Date Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds, including exchange-traded funds, in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds or other mutual funds or exchange-traded funds advised by New York Life Investments or its affiliates.

By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in this section depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling us toll-free at 800-MAINSTAY (624-6782) or on the internet at nylinvestments.com.

The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses

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many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets or enter into offsetting transactions to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its accompanying reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of

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the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account.

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However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's assets being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an

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imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, (iv) natural resources and (v) other commodities.

Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities typically provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to

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make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of

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default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

Under current SEC guidance, a portfolio security or other asset is considered illiquid if it cannot be sold or disposed of (rather than settled) in the ordinary course of business within seven days at approximately the prices at which it is valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the oversight of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Often, illiquid securities will be valued in accordance with fair valuation procedures adopted by the Board.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Manager or a Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

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Information Regarding Investments in a Fund by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Fund. These investments may be redeemed from a Fund at any time, which may adversely impact the Fund and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Fund. It is not expected that any such hedge will adversely impact any Fund.

Initial Public Offerings

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Interfund Lending

The Funds have obtained an exemptive order from the SEC allowing the Funds to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund. The Funds are currently parties to a line of credit which restricts a Fund’s ability to participate in interfund lending while the Fund has an outstanding balance on the line of credit.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

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The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's Prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds, and may not apply to certain investments in money market funds, including money market funds advised by the Manager. The Funds’ investments in money market funds may include money market funds advised by the Manager that are offered for sale only to the Funds and other funds within the MainStay Group of Funds. A Fund may invest in these money market funds for various cash management purposes. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain Underlying Funds are advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the Underlying Funds advised by those entities are considered to be in the same “group of investment companies” as the Funds for purposes of Section 12(d)(1)(G) of the 1940 Act. For example, exchange-traded funds advised by IndexIQ Advisors LLC are considered to be in the same group of investment companies as the Funds because IndexIQ Advisors LLC and New York Life Investments are under common control. For purposes of determining compliance with a Fund’s policy on concentrating its investments in any one industry, the Funds will look through investments in underlying investment companies for purposes of applying their concentration limitations, if the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests would be counted for purposes of calculating the Fund's concentration limitation.

The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as a Fund) in excess of these limits. A Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. For more information, please see the section entitled “Exchange-Traded Funds.”

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

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While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies.

A Fund may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Fund must rely on the agent bank and/or the seller of the participation for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of

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scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral although they may not be fully collateralized and may be uncollateralized. The borrower pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as

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participants. An assignment represents a portion of a loan previously owned by a different lender. Unlike when a Fund purchases a participation interest, a Fund that purchases an assignment will become a lender for the purposes of the relevant loan agreement.

A Fund can purchase a loan by signing as a direct lender under the loan document or by purchasing an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest received by the Fund through the amortization of the purchase price discount. Where reduced primary investment opportunities in floating rate loans exist, a Fund may be able to invest in floating rate loans only through participation interests or assignments. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair, delay or negate a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral although they may not be fully collateralized or may be uncollateralized. However, the value of the collateral may not be sufficient to repay the loan or, should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets.

The borrower under a floating rate loan must comply with restrictive covenants, if any, contained in the floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders or increase the credit risk associated with the borrower or the loan. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from certain asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) that is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan on behalf of the syndicate lenders. Investments in loans without contractual restrictive covenants are particularly suscpetible to the risks associated with these investments.

The Manager or the Subadvisor must determine that the investment is suitable for each Fund based on the Manager's or the Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

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In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships

The Funds may invest in certain companies that are structured as master limited partnerships ("MLPs") in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in publicly traded partnerships indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs'), which are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is

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normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Funds may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Funds may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following: MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which a Fund will invest; a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends; a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies; MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies; the natural resources sector is highly competitive; extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities; the amount of cash that a Fund has available to distribute to shareholders will depend on the ability of the companies in which a Fund has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends; the profitability of MLPs and other natural resources sector companies are subject to

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significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment; there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance; certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Money Market Investments

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the MainStay Money Market Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager or Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the MainStay Money Market Fund's Board. In the event that an instrument acquired by the MainStay Money Market Fund experiences a default (other than an immaterial default unrelated to the financial condition of the issuer), ceases to be an eligible security under Rule 2a-7 or experiences an event of insolvency under Rule 2a-7, the Fund will dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, unless the Manager (or the Board with the assistance of the Manager) finds that disposal of the security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the portfolio security). These circumstances are subject to certain reporting requirements under the Fund’s procedures adopted under Rule 2a-7.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

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Further, the unprecedented disruption during 2007 through 2009 in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a

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slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be

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readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess

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of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

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Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See “Collateralized Debt Obligations”). The Funds' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

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If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties and other events that have adversely affected its economy, infrastructure and financial condition, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

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Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas. Historically, the TOBs in which the Funds have invested have been sponsored by banking entities. However, it is no longer practical for banking entities to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption.

Alternative structures for TOBs have been designed by market participants, including fund-sponsored TOB structures, in which certain responsibilities previously performed by a third-party banking entity are performed by, or on behalf of, the fund. Funds that sponsor TOB structures accordingly bear the risks that were previously borne by banking entities. The effectiveness of alternative structures, including the new fund-sponsored TOB structure, is uncertain. There is a risk that new structures will not prove as effective as the traditional structure, which could adversely impact Fund performance, reduce municipal bond market liquidity and/or increase financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption

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from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt. Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, the U.S. Supreme Court has agreed to review this ruling. If the U.S. Supreme Court permits municipalities or public corporations in Puerto Rico to restructure their outstanding obligations, it could adversely affect the Fund.

In June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which establishes a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-type protections from debt and unfunded pension obligations. It is unclear at this time how the proceedings under PROMESA will be resolved or the period of time that may be required to reach any resolution. Any restructuring of some or all of the commonwealth’s debt, or a further decline in market prices of Puerto Rico debt obligations, may affect a Fund’s investments and its performance.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid securities. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future

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payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds as with other portfolio holdings, will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Fund from its investment in such municipal bond may be taxable. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken. Recent tax legislation may, pending further regulatory guidance, require a Fund to accrue market discount currently.

With respect to the MainStay MacKay California Tax Free Opportunities Fund, please see Appendix A for specific risks associated with investments in California. With respect to MainStay MacKay New York Tax Free Opportunities Fund, please see Appendix B for specific risks associated with investments in New York.

Options

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, a Fund would ordinarily recognize a gain if the value of the

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securities decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. When a security is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

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Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if a Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

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The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may

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be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts ("REITs")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry

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tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

The Funds, as well as the issuers of the securities and other instruments in which the Funds may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact a Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Funds will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Funds for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Funds will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable. Future regulatory developments regarding cover requirements likely will impact a Fund’s ability to engage in derivatives transactions.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Funds may write. Option positions of all investment companies advised by the Manager or Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security

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interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or Subadvisor pursuant to guidelines approved by the Trustees.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

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If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the applicable Prospectus and this SAI, certain Funds may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each Fund may enter into short sales "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates

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(in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's investment holdings.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Manager believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The Manager or a Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Bilateral swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. However, central clearing and exchange-trading do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap thus requiring a Fund to incur increased expenses to access the same types of swaps. Uncleared swaps are subject to minimum margin requirements that will be implemented on a phased-in basis. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that

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notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Manager believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to

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certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above. However, certain CDS indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions.

Swaptions. A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. Currently, the swaps market is largely unregulated. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risks

A Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. While it may not always be successful in doing so, a Fund will seek to avoid or minimize any adverse tax consequences that could arise from such investment practices.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under these or other conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under these or other conditions, a Fund may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, certain Funds may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced Purchase Commitments

To-Be-Announced ("TBA") purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Funds to post collateral in connection with their TBA transactions. The required margin could increase the cost to the Funds and impose additional complexity to enter into TBA transactions.

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TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Fund, which could have a material negative impact on the Fund .

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Variable Rate Demand Notes ("VRDNs")

Certain Funds may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Certain Funds may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs may provide a Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed up by irrevocable letters of credit or guaranty of the relevant Institution. A Fund that invests in a Participating VRDN would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, as the case may be, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

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Warrants and Rights

To the extent that a Fund invests in equity securities, the Fund may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Yie-Hsin Hung*	MainStay Funds:	Senior Vice President of New York	81	MainStay VP Funds Trust: Trustee since

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NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
1962	Trustee since January 2017; MainStay Funds Trust: Trustee since January 2017.

Life since joining in 2010, Member of the Executive Management Committee since January 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.

January 2016 (32 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

* This Trustee is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During Past Five Years."

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NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
Berea College of Kentucky: Trustee since 2009.

Susan B. Kerley 1951	MainStay Funds: Chairman since January 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (32 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since January 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 1951	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (32 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay VP Funds Trust: Trustee since 2006 (32 portfolios)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81

MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (32 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (32 portfolios)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

** Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

***  Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

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In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Funds in light of the Funds' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Funds or to board members of other mutual funds generally.

Ms. Hung. Ms. Hung has been a Trustee since 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life's Executive Management Committee effective January 1, 2017. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.

Mr. Chow. Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since January 2017. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 25 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has been a trustee of Berea College, serves on the Executive Committee and is the Vice-Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford from 2009 to 2017.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Nolan. Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has served as the Chairman of the Investment Committee since 2007. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold. Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the Funds from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Contracts Committee since January 2018. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment

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management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds, including oversight of key service providers to the Funds, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors ("Independent Trustees") in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of the Funds' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly request that senior management of the Manager and senior officers of the Funds report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Officers (Who Are Not Board Members)*

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kirk C. Lehneis 6/29/74	President, MainStay Funds and MainStay Funds Trust (since 2017)

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015 - 2016); Managing Director, Product Development (From 2010 - 2015), New York Life Investment Management LLC

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)

Chief Compliance Officer (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**

Scott T. Harrington 2/8/59	Vice President — Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

* The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board.

**Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Trustees

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Funds also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley. The Audit Committee held 5 meetings during the fiscal year ended October 31, 2017.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Jacques P. Perold (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held 6 meetings during the fiscal year ended October 31, 2017.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any investment related proposals that the Manager may make from time to time. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 6 meetings during the fiscal year ended October 31, 2017.

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Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Jacques P. Perold. The Nominating and Governance Committee held 4 meetings during the fiscal year ended October 31, 2017.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The primary purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, the Manager and Subadvisors, and other service providers to the Funds. The Risk and Compliance Oversight Committee also oversees the implementation of the Funds' proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' Manager, Subadvisors and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Funds are or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 9 meetings during the fiscal year ended October 31, 2017.

Valuation Committee. The primary purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Dale A. Hanley, Ping Jiang, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended October 31, 2017.

Valuation Subcommittee. The primary purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Ping Jiang. The Valuation Subcommittee held 100 meetings during the fiscal year ended October 31, 2017.

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Ownership of Securities

As of December 31, 2017, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Yie-Hsin Hung	MainStay MacKay Unconstrained Bond Fund – Over $100,000	Over $100,000

Independent Trustees

INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	MainStay MacKay S&P 500 Index Fund – Over $100,000	Over $100,000
Susan B. Kerley

MainStay MacKay Convertible Fund – Over $100,000

MainStay Cushing Renaissance Advantage Fund – $10,001 - $50,000

MainStay Epoch Global Choice Fund – Over $100,000

MainStay Floating Rate Fund – Over $100,000

MainStay Moderate Allocation Fund – Over $100,000

MainStay Retirement 2020 Fund – Over $100,000

Over $100,000
Alan R. Latshaw	MainStay MacKay High Yield Corporate Bond Fund – Over $100,000 MainStay Large Cap Growth Fund – $10,001 - $50,000	Over $100,000
Richard H. Nolan, Jr.	MainStay MacKay High Yield Corporate Bond Fund – Over $100,000 MainStay Floating Rate Fund – Over $100,000	Over $100,000
Jacques P. Perold

MainStay Absolute Return Multi-Strategy Fund - Over $100,000

MainStay MacKay Common Stock Fund - $50,001 - $100,000

MainStay MacKay International Opportunities Fund - $50,001 - $100,000

MainStay Large Cap Growth Fund - $10,001-$50,000

Over $100,000
Richard S. Trutanic

MainStay Absolute Return Multi-Strategy Fund - $10,001 - $50,000

MainStay Epoch Global Equity Yield Fund – $10,001 - $50,000

MainStay Income Builder Fund – $10,001 - $50,000

MainStay MacKay International Opportunities Fund – $1 - $10,000

MainStay Money Market Fund - $50,001 - $100,000

Over $100,000

As of December 31, 2017, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following table reflects the compensation received by certain Trustees for the fiscal year ended October 31, 2017, from the Fund Complex. The Fund Complex consists of the MainStay Group of Funds, as well as MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, affiliated registrants not discussed in this SAI. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer, a fee for each regularly scheduled Board meeting and associated Committee meetings attended; and fees per day for attending other in-person Board meetings, attending a regular in-person meeting telephonically, and attending an in-person Board meeting that is not regularly scheduled telephonically. The Chairman of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TRUSTEE	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS[1]
David H. Chow	$110,625	$84,715	NONE	$287,500
Susan B. Kerley[2]	133,674	102,373	NONE	347,500
Alan R. Latshaw	110,625	84,715	NONE	287,500

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TRUSTEE	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS	AGGREGATE COMPENSATION FROM MAINSTAY FUNDS TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS[1]
Peter Meenan[3]	110,625	84,715	NONE	287,500
Richard H. Nolan, Jr.	110,625	84,715	NONE	287,500
Jacques P. Perold	110,625	84,715	NONE	287,500
Richard S. Trutanic	110,625	84,715	NONE	287,500
John A. Weisser[3]	11,745	8,974	NONE	30,000

1 Includes compensation paid by MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund.

2 Effective January 1, 2017, Susan B. Kerley became Chairman of the Board.

3 Peter Meenan retired as of December 31, 2017 and John A. Weisser retired as of December 31, 2016.

As of January 31, 2017, the Trustees and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of shares of each of the Funds, except that they owned 5.4% of Class I shares of MainStay Moderate Allocation Fund.

Codes of Ethics

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

Management Agreements

Pursuant to the respective Amended and Restated Management Agreements with MainStay Funds Trust and The MainStay Funds, dated February 27, 2015, as amended ("Management Agreements"), New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

A Fund’s Management Agreement remains in effect for two years following its initial effective date and continues in effect thereafter for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error of judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses or elsewhere in this SAI, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the CCO’s compensation (a portion of which is reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the “Current Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investments (meaning New York

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Life Investments owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). For its services, each Fund pays the Manager a monthly fee, which is based on each Fund’s average net assets. The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

This authority is subject to certain conditions, which include: (i) the MainStay Group of Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the Current Order; (ii) the Manager will provide general management services to each applicable Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the Board, will (a) set the Fund’s overall investment strategies; (b) evaluate, select, and recommend subadvisors to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Fund’s investment objective, policies and restrictions; (iii) the MainStay Group of Funds will provide an information statement to shareholders of a Fund containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Fund basis; (v) before a Fund may rely on the Current Order, the operation of that Fund pursuant to the Current Order must be approved by a majority of the Fund’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Fund with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

The Current Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with, unaffiliated subadvisors.

For more information regarding the Current Order, including whether a Fund may not use some or all of the relief granted by the Current Order without obtaining shareholder approval, see the Prospectuses under the heading "Know With Whom You Are Investing."

Expenses Borne by the MainStay Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this SAI, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

Effective December 22, 2017, pursuant to an agreement between the Trusts and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Funds. The Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Funds.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund reimburses the Manager for a portion of the CCO’s compensation.

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for certain Funds to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and supervision by the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Fund, Subadvisors provide continuous supervision of the investment program for the Funds and determine the composition of the assets of the Funds, including determination of the

68

purchase, retention or sale of the securities, cash and other investments contained in each Fund. The Subadvisors perform other portfolio management duties pursuant to applicable Subadvisory Agreements.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets (or the average daily net assets allocated to a particular underlying strategy, if applicable) during the preceding month at the annual rates set forth in the chart below.

To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse their fees proportionately.

FUND NAME	ANNUAL RATE
MAINSTAY FUNDS
MainStay Income Builder Fund

Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch.

MacKay Shields: 0.32% on allocated assets up to $500 million;
0.30% on allocated assets from $500 million to $1 billion;
0.2875% on allocated assets from $1 billion to $5 billion; and

0.2825% over $5 billion

MainStay Large Cap Growth Fund

On the average daily NAV of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund,
0.400% on such assets up to $100 million;
0.350% on such assets from $100 million up to $350 million;
0.300% on such assets from $350 million up to $600 million;
0.250% on such assets from $600 million up to $1 billion;
0.200% on such assets from $1 billion to $2.5 billion;
0.24% on such assets from $2.5 billion to $5 billion; and

0.25% on such assets over $5 billion

MainStay MacKay Common Stock Fund	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion
MainStay MacKay Convertible Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion
MainStay MacKay Emerging Markets Debt Fund	0.350% on assets up to $500 million; and 0.325% on assets over $500 million
MainStay MacKay Government Fund	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay MacKay High Yield Corporate Bond Fund

0.300% on assets up to $500 million;
0.275% on assets from $500 million to $5 billion;
0.2625% on assets from $5 billion to $7 billion;
0.250% on assets from $7 billion to $10 billion;
0.245% on assets from $10 billion to $15 billion; and

0.24% over $15 billion

MainStay MacKay International Equity Fund	0.445% on assets up to $500 million and 0.425% on assets over $500 million
MainStay MacKay Tax Free Bond Fund	0.225% on assets up to $500 million; 0.2125% on assets from $500 million to $1 billion; 0.200% on assets from $1 billion to $5 billion; and 0.195% over $5 billion
MainStay MacKay Unconstrained Bond Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
MainStay MAP Equity Fund

Epoch: 0.425% on allocated assets up to $500 million;
0.4125% on allocated assets from $500 million to $1 billion; and
0.400% on allocated assets over $1 billion
Markston: 0.450% on allocated assets up to $250 million;
0.400% on allocated assets from $250 million to $500 million; and
0.350% on allocated assets over $500 million

MainStay Money Market Fund	0.200% on assets up to $500 million; 0.175% on assets from $500 million to $1 billion; and 0.150% on assets over $1 billion

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FUND NAME	ANNUAL RATE
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	0.350% on allocated assets up to $1 billion; 0.325% on allocated assets from $1 billion to $2 billion; and 0.300% on allocated assets over $2 billion
MainStay Candriam Emerging Markets Equity Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay Epoch Capital Growth Fund	0.375% on all assets
MainStay Epoch Global Choice Fund	0.475% on assets up to $500 million; and 0.450% on assets over $500 million
MainStay Epoch Global Equity Yield Fund	0.350% on all assets
MainStay Epoch International Choice Fund	0.400% on assets up to $5 billion; 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets over $7.5 billion
MainStay Epoch U.S. All Cap Fund	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets over $1 billion
MainStay Epoch U.S. Equity Yield Fund	0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion
MainStay Epoch U.S. Small Cap Fund	0.425% on assets up to $1 billion; and 0.400% on assets over $1 billion
MainStay Floating Rate Fund	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
MainStay Indexed Bond Fund	0.125% on assets up to $1 billion; and 0.100% on assets over $1 billion
MainStay MacKay California Tax Free Opportunities Fund	0.250% on all assets
MainStay MacKay Emerging Markets Equity Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay MacKay Growth Fund	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion
MainStay MacKay High Yield Municipal Bond Fund	0.275% on assets up to $1 billion; 0.270% on assets from $1 billion to $3 billion; 0.265% on assets from $3 billion to $5 billion; and 0.26% over $5 billion
MainStay MacKay International Opportunities Fund	0.550% on all assets
MainStay MacKay New York Tax Free Opportunities Fund	0.250% on all assets
MainStay MacKay S&P 500 Index Fund	0.08% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion
MainStay MacKay Short Duration High Yield Fund	0.325% on all assets
MainStay MacKay Total Return Bond Fund	0.250% on assets up to $1 billion; 0.2375% on assets from $1 billion to $3 billion; and 0.2325% on assets over $3 billion
MainStay MacKay U.S. Equity Opportunities Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

In addition to maintaining the subadvisory relationship between Epoch and New York Life Investments for the MainStay Epoch Funds and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate an ongoing relationship between the parties wherein, among other things: (i) Epoch agrees not to provide subadvisory services to certain competing funds; (ii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (iii) Epoch and New York Life Investments enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

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Management and Subadvisory Fees

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	YEAR ENDED 10/31/17
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Income Builder Fund	$10,369,982	$0	$ Epoch – 2,375,416	$0
			MacKay Shields – 2,898,080	0
MainStay Large Cap Growth Fund	78,797,184	484,857	31,485,732	823,099
MainStay MacKay Common Stock Fund[1]	1,019,499	0	509,750	0
MainStay MacKay Convertible Fund	6,045,617	481,608	2,957,652	240,804
MainStay MacKay Emerging Markets Debt Fund	1,308,228	0	631,757	0
MainStay MacKay Government Fund	716,225	0	358,112	0
MainStay MacKay High Yield Corporate Bond Fund	55,840,794	0	27,391,495	0
MainStay MacKay International Equity Fund[1]	2,515,380	0	1,257,690	0
MainStay MacKay Tax Free Bond Fund	10,760,389	0	5,240,537	0
MainStay MacKay Unconstrained Bond Fund	7,836,288	0	3,835,600	0
MainStay MAP Equity Fund	9,881,956	0	ICAP[2] – 384,676	0
			Epoch[3] – 1,571,295	0
			Markston – 3,377,229	0
MainStay Money Market Fund	1,509,083	108,678	743,875	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund[1]	5,538,587	Cornerstone Holdings – 1,592,633		0
			NYL Investors – 1,065,756	0
MainStay Candriam Emerging Markets Equity Fund[4]	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	0	0	0	0
MainStay Epoch Capital Growth Fund	717,599	0	358,800	(3,428)
MainStay Epoch Global Choice Fund	1,798,962	0	899,481	0
MainStay Epoch Global Equity Yield Fund	27,829,150	0	13,914,575	0
MainStay Epoch International Choice Fund	5,509,601	255,863	ICAP[2] – 617,745	0
			Epoch[3] – 2,137,056	(44,498)
MainStay Epoch U.S. All Cap Fund	6,714,633	0	3,357,317	0
MainStay Epoch U.S. Equity Yield Fund	4,738,955	0	2,369,478	0
MainStay Epoch U.S. Small Cap Fund	5,011,911	0	2,505,955	0
MainStay Floating Rate Fund	8,824,644	0	4,412,322	0
MainStay Growth Allocation Fund	0	85,151	0	0
MainStay Indexed Bond Fund	438,804	99,546	219,402	49,773
MainStay MacKay California Tax Free Opportunities Fund	1,371,918	200,819	685,958	100,409
MainStay MacKay Emerging Markets Equity Fund[1]	1,528,293	0	764,146	0
MainStay MacKay Growth Fund[1]	3,972,419	0	1,986,210	0
MainStay MacKay High Yield Municipal Bond Fund	16,178,542	0	8,089,271	0
MainStay MacKay International Opportunities Fund[1]	6,439,442	10,556	3,219,721	5,278
MainStay MacKay New York Tax Free Opportunities Fund	1,116,308	175,581	558,154	87,791
MainStay MacKay S&P 500 Index Fund[1]	2,871,234	527,891	1,435,617	263,945
MainStay MacKay Short Duration High Yield Fund	5,448,211	0	2,724,106	0
MainStay MacKay Total Return Bond Fund	6,029,519	748,749	3,014,759	374,395
MainStay MacKay U.S. Equity Opportunities Fund[1]	9,468,633	0	4,734,317	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	15,439	0	0
MainStay Retirement 2010 Fund	44,505	193,058	0	0
MainStay Retirement 2020 Fund	137,807	191,102	0	0
MainStay Retirement 2030 Fund	246,516	269,949	0	0
MainStay Retirement 2040 Fund	200,911	292,778	0	0
MainStay Retirement 2050 Fund	105,275	328,160	0	0
MainStay Retirement 2060 Fund	7,098	127,356	0	0

1 The subadvisory fee paid by the Manager was to Cornerstone Holdings, the Fund’s previous subadvisor.

2 For the period November 1, 2016 through January 9, 2017.

3 For the period January 10, 2017 through October 31, 2017.

4 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, no information is available for the Fund.

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	YEAR ENDED 10/31/16
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Income Builder Fund	$9,309,748	$0	$ Epoch –2,151,996	$0
			MacKay Shields – 2,577,790	0
MainStay Large Cap Growth Fund	95,392,023	1,077,461	38,596,092	907,084
MainStay MacKay Common Stock Fund	1,036,352	0	518,176	0
MainStay MacKay Convertible Fund	4,811,501	0	2,351,929	0
MainStay MacKay Emerging Markets Debt Fund	1,345,743	0	650,250	0
MainStay MacKay Government Fund	833,619	0	416,810	0
MainStay MacKay High Yield Corporate Bond Fund	49,795,088	0	24,428,149	0
MainStay MacKay International Equity Fund	2,771,378	0	1,385,689	0
MainStay MacKay Tax Free Bond Fund	8,455,079	0	4,116,280	0
MainStay MacKay Unconstrained Bond Fund	9,086,349	0	4,448,375	0
MainStay MAP Equity Fund	11,335,661	0	ICAP – 2,806,130	0
MainStay Money Market Fund	1,910,726	1,121,182	921,562	21,652
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	5,516,469	Cornerstone Holdings – 1,643,005		0
			NYL Investors – 1,000,439	0
MainStay Conservative Allocation Fund	0	0	0	0
MainStay Epoch Capital Growth Fund[1]	176,796	96,856	88,398	23,622
MainStay Epoch Global Choice Fund	2,187,409	0	1,093,704	0
MainStay Epoch Global Equity Yield Fund	27,899,933	0	13,949,966	0
MainStay Epoch International Choice Fund	12,306,638	523,290	6,153,319	0
MainStay Epoch U.S. All Cap Fund	5,947,305	0	2,973,652	0
MainStay Epoch U.S. Equity Yield Fund	422,344	92,171	211,172	0
MainStay Epoch U.S. Small Cap Fund	4,736,312	0	2,368,156	0
MainStay Floating Rate Fund	7,713,218	0	3,856,855	0
MainStay Growth Allocation Fund	0	90,698	0	0
MainStay Indexed Bond Fund	644,694	213,076	322,347	106,538
MainStay MacKay California Tax Free Opportunities Fund	1,008,118 ]	159,071	504,097	79,539
MainStay MacKay Emerging Markets Equity Fund	1,196,226	545,516	598,113	272,758
MainStay MacKay Growth Fund	5,803,817	177,196	2,901,908	88,598
MainStay MacKay High Yield Municipal Bond Fund	12,731,356	0	6,366,389	0
MainStay MacKay International Opportunities Fund	7,571,008	19,183	3,785,504	9,592
MainStay MacKay New York Tax Free Opportunities Fund	812,580	161,223	406,335	80,616
MainStay MacKay S&P 500 Index Fund	4,320,715	169,445	2,160,358	84,723
MainStay MacKay Short Duration High Yield Fund	3,638,589	0	1,819,294	0
MainStay MacKay Total Return Bond Fund	6,866,268	3,189,348	3,433,134	1,594,674
MainStay MacKay U.S. Equity Opportunities Fund	9,457,989	0	4,728,995	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	3,059	0	0
MainStay Retirement 2010 Fund	61,921	223,274	0	0
MainStay Retirement 2020 Fund	167,648	229,336	0	0
MainStay Retirement 2030 Fund	237,473	302,286	0	0
MainStay Retirement 2040 Fund	181,685	327,544	0	0
MainStay Retirement 2050 Fund	90,430	381,105	0	0
MainStay Retirement 2060 Fund[2]	3,682	103,566	0	0

1 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016.

2 MainStay Retirement 2060 Fund commenced operations on February 29, 2016.

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	YEAR ENDED 10/31/15
FUND	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Income Builder Fund	$9,151,839	$0	$ Epoch - 2,312,523	$0
			MacKay Shields - 2,336,284	0
MainStay Large Cap Growth Fund	115,165,899	0	46,800,094	0
MainStay MacKay Common Stock Fund	1,071,693	0	535,847	0
MainStay MacKay Convertible Fund	5,379,557	0	2,630,885	0
MainStay MacKay Emerging Markets Debt Fund	1,562,653	0	757,178	0
MainStay MacKay Government Fund	823,466	0	411,733	0
MainStay MacKay High Yield Corporate Bond Fund	48,488,717	0	23,787,771	0
MainStay MacKay International Equity Fund	2,873,163	0	1,436,581	0
MainStay MacKay Tax Free Bond Fund	5,593,559	159,912	2,722,036	79,958
MainStay MacKay Unconstrained Bond Fund	13,364,070	0	6,832,023	0
MainStay MAP Equity Fund	15,364,404	0	ICAP - 3,869,887	0
			Markston - 4,194,491
MainStay Money Market Fund	1,801,182	2,311,160	832,971	16,686
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	5,906,673	0	Cornerstone Holdings - 1,715,142	0
			NYL Investors - 1,091,959
MainStay Conservative Allocation Fund	0	0	0	0
MainStay Epoch Global Choice Fund	2,403,061	0	1,201,530	0
MainStay Epoch Global Equity Yield Fund	35,047,521	0	17,523,761	0
MainStay Epoch International Choice Fund	16,406,104	386,742	8,203,052	0
MainStay Epoch U.S. All Cap Fund	6,051,589	0	3,025,794	0
MainStay Epoch U.S. Equity Yield Fund	198,764	128,626	99,382	0
MainStay Epoch U.S. Small Cap Fund	4,716,416	0	2,358,208	0
MainStay Floating Rate Fund	8,470,351	0	4,234,756	0
MainStay Growth Allocation Fund	0	41,696	0	0
MainStay Indexed Bond Fund	829,966	255,765	414,982	127,882
MainStay MacKay California Tax Free Opportunities Fund	558,145	103,446	329,819	50,727
MainStay MacKay Emerging Markets Equity Fund	1,950,899	454,867	975,450	227,434
MainStay MacKay Growth Fund[1]	7,794,319	141,338	3,897,160	70,669
MainStay MacKay High Yield Municipal Bond Fund	9,345,988	44,951	4,673,297	22,476
MainStay MacKay International Opportunities Fund	5,666,179	0	2,833,090	0
MainStay MacKay New York Tax Free Opportunities Fund	553,435	124,276	276,727	62,139
MainStay MacKay S&P 500 Index Fund	4,851,746	39,104	2,425,874	19,552
MainStay MacKay Short Duration High Yield Fund	2,983,242	0	1,491,457	0
MainStay MacKay Total Return Bond Fund	8,368,363	2,870,161	4,184,182	1,435,081
MainStay MacKay U.S. Equity Opportunities Fund	6,407,890	0	3,203,945	0
MainStay Moderate Allocation Fund	0	0	0	0
MainStay Moderate Growth Allocation Fund	0	0	0	0
MainStay Retirement 2010 Fund	70,522	220,578	0	0
MainStay Retirement 2020 Fund	174,484	225,880	0	0
MainStay Retirement 2030 Fund	234,986	296,500	0	0
MainStay Retirement 2040 Fund	178,666	321,169	0	0
MainStay Retirement 2050 Fund	83,325	353,050	0	0

1 The subadvisory fee shown is the amount paid to Cornerstone Capital Management LLC, the previous Subadvisor to the Fund.

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

73

Distribution Agreements

NYLIFE Distributors LLC (“Distributor”), a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor and principal underwriter of each Fund's shares pursuant to Amended and Restated Distribution Agreements ("Distribution Agreements"), each dated August 1, 2014. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to dealer agreements with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

A Fund’s Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Funds and/or MainStay Funds Trust. The Distribution Agreements will terminate in the event of their respective assignment.

Distribution Plans

With respect to each of the Funds (except the MainStay Money Market Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Investor Class, Class T, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Class A Plans," the "Investor Class Plans," the "Class T Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Investor Class, Class B, Class C, Class R2, and Class R3 shares.

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. With regard to Class B shares that are converted to Class A or Investor Class shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

A 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review

74

of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to FINRA Rule 2341, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

For the fiscal year ended October 31, 2017, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/17
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,451,636	$368,106	$413,699	$2,593,690	$7,803	$640
MainStay Large Cap Growth Fund	2,151,350	403,958	338,849	2,531,191	821,445	400,032
MainStay MacKay Common Stock Fund	110,222	57,744	67,384	160,569	0	184
MainStay MacKay Convertible Fund	1,063,904	201,069	210,993	818,828	0	0
MainStay MacKay Emerging Markets Debt Fund	257,119	62,789	67,013	308,728	0	0
MainStay MacKay Government Fund	199,503	89,940	56,441	126,771	0	0
MainStay MacKay High Yield Corporate Bond Fund	9,039,556	687,314	1,218,513	6,992,177	25,896	1,298
MainStay MacKay International Equity Fund	105,206	78,210	63,717	72,109	2,886	6,400
MainStay MacKay Tax Free Bond Fund	3,358,023	355,626	92,938	1,256,318	0	0
MainStay MacKay Unconstrained Bond Fund	832,149	75,728	167,782	1,914,272	1,730	396
MainStay MAP Equity Fund	788,632	355,626	388,302	868,741	7,527	4,604
MainStay Money Market Fund	0	0	0	0	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	629,306	204,259	269,816	1,016,066	44,363	24,852
MainStay Candriam Emerging Markets Equity Fund[1]	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	662,307	182,184	314,551	752,083	0	294
MainStay Epoch Capital Growth Fund[2]	125	97	0	284	0	0
MainStay Epoch Global Choice Fund	11,172	1,836	0	14,580	0	0
MainStay Epoch Global Equity Yield Fund	2,074,163	27,982	0	2,022,955	860	872
MainStay Epoch International Choice Fund	83,332	19,359	0	113,272	66,070	40,470
MainStay Epoch U.S. All Cap Fund	65,164	32,271	39,976	40,712	0	0
MainStay Epoch U.S. Equity Yield Fund	510,842	203,568	131,142	332,369	11,998	12,359
MainStay Epoch U.S. Small Cap Fund	327,688	210,389	173,737	191,789	309	670
MainStay Floating Rate Fund	912,224	72,868	76,872	1,638,124	0	206
MainStay Growth Allocation Fund	386,640	325,794	456,419	277,444	0	254
MainStay Indexed Bond Fund	65,903	12,074	0	0	0	0
MainStay MacKay California Tax Free Opportunities Fund	264,187	913	0	131,204	0	0
MainStay MacKay Emerging Markets Equity Fund	12,235	2,483	0	13,500	0	0
MainStay MacKay Growth Fund	718,245	499,660	315,689	46,367	111	0
MainStay MacKay High Yield Municipal Bond Fund	2,074,337	11,158	0	3,876,825	0	0
MainStay MacKay International Opportunities OOOpportunities Fund	158,649,	11,146	0	359,748	0	0
MainStay MacKay New York Tax Free Opportunities Fund	311,067	875	0	210,747	0	0
MainStay MacKay S&P 500 Index Fund	1,236,434	136,965	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	558,718	16,696	0	540,401	288	160
MainStay MacKay Total Return Bond Fund	380,217	21,654	55,964	228,663	304	398
MainStay MacKay U.S. Equity Opportunities Fund	317,731	13,839	0	958,489	0	0
MainStay Moderate Allocation Fund	953,442	424,314	700,711	703,750	0	720
MainStay Moderate Growth Allocation Fund	850,901	572,168	795,785	539,176	0	594
MainStay Retirement 2010 Fund	15,857	3,643	0	0	6,437	246
MainStay Retirement 2020 Fund	49,499	20,348	0	0	6,982	376
MainStay Retirement 2030 Fund	57,739	39,073	0	0	13,038	1,828
MainStay Retirement 2040 Fund	36,923	39,657	0	0	15,222	518
MainStay Retirement 2050 Fund	13,102	25,865	0	0	11,646	1,072
MainStay Retirement 2060 Fund[3]	143	441	0	0	1,439	356

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

75

For the fiscal year ended October 31, 2016, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/16
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,398,774	$387,179	$416,823	$2,357,212	$766	$119
MainStay Large Cap Growth Fund	2,555,498	435,122	410,445	3,542,923	1,316,064	490,240
MainStay MacKay Common Stock Fund	120,769	55,398	65,812	210,989	0	92
MainStay MacKay Convertible Fund	938,343	199,245	233,505	828,194	0	0
MainStay MacKay Emerging Markets Debt Fund	255,403	65,278	75,236	359,899	0	0
MainStay MacKay Government Fund	227,591	103,797	78,069	203,354	0	0
MainStay MacKay High Yield Corporate Bond Fund	8,285,033	696,637	1,302,104	6,404,633	23,429	258
MainStay MacKay International Equity Fund	111,958	82,635	78,051	84,727	3,024	5,432
MainStay MacKay Tax Free Bond Fund	2,462,797	42,142	90,560	1,158,034	0	0
MainStay MacKay Unconstrained Bond Fund	1,159,772	78,496	182,685	2,548,686	265	96
MainStay MAP Equity Fund	750,614	356,337	460,307	1,052,323	14,746	4,630
MainStay Money Market Fund	0	0	0	0	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	585,735	201,961	287,229	1,042,185	109,721	17,052
MainStay Conservative Allocation Fund	626,046	178,465	342,355	771,217	0	146
MainStay Epoch Capital Growth Fund[1]	22	22	0	87	0	0
MainStay Epoch Global Choice Fund	12,804	1,781	0	15,926	0	0
MainStay Epoch Global Equity Yield Fund	2,192,232	28,850	0	2,381,608	427	109
MainStay Epoch International Choice Fund	108,567	20,555	0	134,908	97,047	48,316
MainStay Epoch U.S. All Cap Fund	55,096	30,127	41,296	40,531	0	0
MainStay Epoch U.S. Equity Yield Fund	42,012	5,587	0	50,393	0	0
MainStay Epoch U.S. Small Cap Fund	290,263	201,312	192,902	194,637	226	150
MainStay Floating Rate Fund	776,091	72,134	80,479	1,640,483	0	88
MainStay Growth Allocation Fund	319,000	296,994	478,029	248,678	0	91
MainStay Indexed Bond Fund	93,857	12,538	0	0	0	0
MainStay MacKay California Tax Free Opportunities Fund	242,331	648	0	86,910	0	0
MainStay MacKay Emerging Markets Equity Fund	5,803	1,302	0	6,828	0	0
MainStay MacKay Growth Fund	673,890	518,798	369,169	51,082	98	0
MainStay MacKay High Yield Municipal Bond Fund	1,922,041	9,244	0	3,615,439	0	0
MainStay MacKay International Opportunities Fund	275,729	12,763	0	396,456	0	0
MainStay MacKay New York Tax Free Opportunities Fund	217,586	654	0	159,926	0	0
MainStay MacKay S&P 500 Index Fund	1,403,242	105,525	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	333,733	12,880	0	444,164	101	90
MainStay MacKay Total Return Bond Fund	987,815	21,591	72,574	270,204	2,158	134
MainStay MacKay U.S. Equity Opportunities Fund	436,420	11,219	0	803,073	0	0
MainStay Moderate Allocation Fund	866,301	401,996	742,149	697,365	0	186
MainStay Moderate Growth Allocation Fund	732,659	525,252	839,435	517,083	0	120
MainStay Retirement 2010 Fund	17,430	3,595	0	0	6,197	94
MainStay Retirement 2020 Fund	44,128	19,407	0	0	6,758	380
MainStay Retirement 2030 Fund	42,804	32,064	0	0	11,537	1,800
MainStay Retirement 2040 Fund	23,321	30,970	0	0	12,855	96
MainStay Retirement 2050 Fund	8,455	18,902	0	0	10,042	622
MainStay Retirement 2060 Fund[2]	46	82	0	0	46	132

1 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

2 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

76

For the fiscal year ended October 31, 2015, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/15
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,421,764	$406,153	$479,531	$2,039,192	$127	$0
MainStay Large Cap Growth Fund	3,126,094	478,668	504,544	4,041,692	2,171,060	695,192
MainStay MacKay Common Stock Fund	114,741	55,604	73,052	253,181	0	0
MainStay MacKay Convertible Fund	995,226	211,468	286,928	933,784	0	0
MainStay MacKay Emerging Markets Debt Fund	274,337	62,489	95,263	440,987	0	0
MainStay MacKay Government Fund	233,602	109,531	94,042	122,628	0	0
MainStay MacKay High Yield Corporate Bond Fund	8,730,546	717,270	1,558,595	7,303,219	25,110	0
MainStay MacKay International Equity Fund	113,220	86,488	101,378	84,977	7,752	6,013
MainStay MacKay Tax Free Bond Fund	1,516,672	43,214	73,938	856,884	0	0
MainStay MacKay Unconstrained Bond Fund	1,655,233	80,682	215,134	3,447,018	594	0
MainStay MAP Equity Fund	902,772	382,238	634,444	1,376,092	34,078	6,548
MainStay Money Market Fund	0	0	0	0	0	0
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	623,134	202,197	338,612	1,048,193	123,362	12,471
MainStay Conservative Allocation Fund	632,682	170,896	386,412	770,045	0	0
MainStay Epoch Global Choice Fund	13,501	1,657	0	15,131	0	0
MainStay Epoch Global Equity Yield Fund	2,623,675	27,184	0	2,682,009	251	0
MainStay Epoch International Choice Fund	194,204	22,800	0	167,557	122,121	55,086
MainStay Epoch U.S. All Cap Fund	57,609	31,350	50,532	49,545	0	0
MainStay Epoch U.S. Equity Yield Fund	30,233	4,340	0	39,834	0	0
MainStay Epoch U.S. Small Cap Fund	325,656	218,281	242,871	217,391	170	0
MainStay Floating Rate Fund	922,614	74,103	101,511	1,871,200	0	0
MainStay Growth Allocation Fund	334,329	291,072	574,323	246,877	0	0
MainStay Indexed Bond Fund	102,161	12,010	0	0	0	0
MainStay MacKay California Tax Free Opportunities Fund	63,766	356	0	31,565	0	0
MainStay MacKay Emerging Markets Equity Fund[1]	5,500	962	0	5,205	0	0
MainStay MacKay Growth Fund	754,657	583,437	477,034	50,881	83	0
MainStay MacKay High Yield Municipal Bond Fund	1,316,526	6,887	0	2,795,313	0	0
MainStay MacKay International Opportunities Fund	133,659	4,478	0	197,533	0	0
MainStay MacKay New York Tax Free Opportunities Fund	93,588	414	0	50,653	0	0
MainStay MacKay S&P 500 Index Fund	1,432,211	89,517	0	0	0	0
MainStay MacKay Short Duration High Yield Fund	178,777	8,902	0	382,188	124	0
MainStay MacKay Total Return Bond Fund	1,277,521	19,823	67,025	262,215	1,634	0
MainStay MacKay U.S. Equity Opportunities Fund	145,588	5,236	0	271,076	0	0
MainStay Moderate Allocation Fund	885,661	384,224	852,749	707,993	0	0
MainStay Moderate Growth Allocation Fund	748,031	505,358	1,007,483	517,996	0	0
MainStay Retirement 2010 Fund	17,688	3,463	0	0	6,486	54
MainStay Retirement 2020 Fund	40,351	18,244	0	0	10,311	260
MainStay Retirement 2030 Fund	36,744	26,467	0	0	16,486	1,510
MainStay Retirement 2040 Fund	22,575	25,024	0	0	17,202	62
MainStay Retirement 2050 Fund	8,862	14,162	0	0	13,489	534

77

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

	YEAR ENDED 10/31/17				YEAR ENDED 10/31/16			YEAR ENDED 10/31/15
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR		CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Income Builder Fund	$1,195,285		$167,839	$7,203	$1,234,995	$168,036	$5,425	$2,185,059]	$299,374	$1,473
MainStay Large Cap Growth Fund	514,221		68,485	16,310	519,355	72,138	7,004	849,579	116,960	3,787
MainStay MacKay Common Stock Fund	66,938		9,655	858	48,160	7,171	308	84,182	13,031	2,327
MainStay MacKay Convertible Fund	826,347		115,447	10,593	386,839	53,154	2,286	577,092	83,300	2,150
MainStay MacKay Emerging Markets Debt Fund	122,721		18,262	1,185	164,856	25,580	3,779	150,044	21,940	15
MainStay MacKay Government Fund	45,230		5,785	11,573	94,243	14,422	160	51,354	7,527	550
MainStay MacKay High Yield Corporate Bond Fund	6,477,635		940,966	44,797	5,256,726	746,772	26,189	4,420,656	629,691	21,387
MainStay MacKay International Equity Fund	42,326		6,150	1,395	20,496	2,748	132	25,190	3,675	1,208
MainStay MacKay Tax Free Bond Fund	377,310		47,981	252,416	771,207]	98,436	206,101	535,427	74,384	6,698
MainStay MacKay Unconstrained Bond Fund	338,631		48,903	7,500	278,743	40,862	8,321	1,006,509	138,489	22,102
MainStay MAP Equity Fund	179,659		24,832	2,756	148,524	20,564	1,843	244,900	35,131	550
MainStay Money Market Fund	964		14	31,667	6,716	845	66,599	1,342	105	32,788
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	422,814		59,641	4,086	331,137	47,939	420	599,292	87,016	1,970
MainStay Candriam Emerging Markets Equity Fund[1]	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	574,189		83,474	5,308	678,480	98,447	63	850,233	121,484	49,646
MainStay Epoch Capital Growth Fund[2]	0		0	0	0	0	0	0	0	0
MainStay Epoch Global Choice Fund	8,261		1,281	0	3,224	488	0	5,653	710	385
MainStay Epoch Global Equity Yield Fund	253,838		33,668	2,164	345,143	47,175	3,568	484,207	65,353	18,880
MainStay Epoch International Choice Fund	30,203		4,478	1,731	9,717	1,101	473	25,730	3,441	500
MainStay Epoch U.S. All Cap Fund	75,106		10,923	356	65,222	8,770	527	85,968	12,292	0
MainStay Epoch U.S. Equity Yield Fund	151,192		21,320	2,621	153,618	20,346	0	45,322	6,731	6
MainStay Epoch U.S. Small Cap Fund	140,471		19,918	3,233	93,085	13,455	983	153,607	17,274	423
MainStay Floating Rate Fund	529,918		60,039	30,215	360,928	44,658	14,640	353,354	42,322	37,156
MainStay Growth Allocation Fund	329,841		44,745	4,350	315,030	42,610	4,859	419,180	59,345	728
MainStay Indexed Bond Fund	19,050		1,851	291	50,150	5,514	162	30,124	3,575	189
MainStay MacKay California Tax Free Opportunities Fund	79,249		7,728	51,478	96,825	14,760	0	54,837	7,799	9,883
MainStay MacKay Emerging Markets Equity Fund	22,788		3,249	2,724	7,056	851	82	29,347]	4,241	6
MainStay MacKay Growth Fund	70,356		9,564	4,234	80,566	10,643	602	112,642	15,454	768
MainStay MacKay High Yield Municipal Bond Fund	1,024,983		128,591	154,622	1,528,561	189,761	88,774	1,038,468	135,698	66,357
MainStay MacKay International Opportunities Fund	166,144		23,595	362	159,906	21,556	987	435,735	58,685	2,413
MainStay MacKay New York Tax Free Opportunities Fund	148,996		19,720	6,081	225,456	28,244	12,585	95,813	12,193	5,000
MainStay MacKay S&P 500 Index Fund	611,407		64,507	3,341	417,026	42,825	287	338,985	42,339	942
MainStay MacKay Short Duration High Yield Fund	238,947		26,531	14,262	213,364	26,134	15,211	101,655	12,628	29,512
MainStay MacKay Total Return Bond Fund	132,790		19,124	2,883	118,129	18,343	548	155,825	22,584	1,646
MainStay MacKay U.S. Equity Opportunities Fund	468,259		61,958	5,176	662,785	89,326	13,583	449,678	66,683	0
MainStay Moderate Allocation Fund	763,791	,	107,314	5,914	799,991	109,870	6,976	1,246,551	174,840	140
MainStay Moderate Growth Allocation Fund	787,572		107,252	3,188	730,798	100,018	410	1,041,805	143,340	1,164
MainStay Retirement 2010 Fund	12,044		1,823	0	2,622	380	0	11,998	1,544	0
MainStay Retirement 2020 Fund	45,373		6,470	0	25,214	3,379	0	60,608	10,031	0
MainStay Retirement 2030 Fund	72,741		10,261	79	52,497	7,595	0	65,721	9,152	0
MainStay Retirement 2040 Fund	70,825		9,423	73	37,769	4,924	92	51,929	6,678	2
MainStay Retirement 2050 Fund	31,953		3,997	3	12,055	1,685	0	8,079	1,112	0
MainStay Retirement 2060 Fund	14		2	0	0	0	0	0	0	0

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

78

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

YEAR ENDED 10/31/17				YEAR ENDED 10/31/16			YEAR ENDED 10/31/15
INVESTOR CLASS SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
MAINSTAY FUNDS
MainStay Income Builder Fund	$332,189	$44,359	$0	$232,084	$31,063	$8	$253,244	$22,559	$12
MainStay Large Cap Growth Fund	355,613	47,848	187	296,479	39,739	207	275,906	20,577	168
MainStay MacKay Common Stock Fund	90,959	12,047	0	61,479	8,381	0	79,536	6,907	0
MainStay MacKay Convertible Fund	231,744	31,106	110	133,012	17,408	3	157,667	12,932	113
MainStay MacKay Emerging Markets Debt Fund	50,341	6,423	5	51,239	6,547	14	62,796	4,655	44
MainStay MacKay Government Fund	37,375	4,155	1	47,054	6,313	0	36,948	2,976	0
MainStay MacKay High Yield Corporate Bond Fund	1,031,419	125,572	382	745,142	88,234	49	719,406	54,832	206
MainStay MacKay International Equity Fund	72,600	9,884	19	54,340	7,317	4	60,833	4,781	71
MainStay MacKay Tax Free Bond Fund	59,217	6,946	0	89,611	10,775	0	44,891	3,945	35
MainStay MacKay Unconstrained Bond Fund	90,924	11,136	0	104,491	12,925	3	175,438	15,142	0
MainStay MAP Equity Fund	274,631	37,220	3	227,496	30,728	84	297,278	24,832	63
MainStay Money Market Fund	0	0	278	0	0	605	0	0	2,854
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	307,988	41,257	3	229,293	30,860	35	242,873	20,859	96
MainStay Candriam Emerging Markets Equity Fund[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	599,370	80,800	0	530,553	71,258	74	573,111	46,094	111
MainStay Epoch Capital Growth Fund[2]	452	62	0	0	0	0	0	0	0
MainStay Epoch Global Choice Fund	6,886	901	0	4,913	644	0	6,337	512	0
MainStay Epoch Global Equity Yield Fund	41,150	5,373	219	40,364	4,855	0	50,402	4,346	0
MainStay Epoch International Choice Fund	21,500	2,854	0	6,945	897	0	9,048	512	0
MainStay Epoch U.S. All Cap Fund	62,163	8,312	3	36,957	4,732	0]	45,095	3,604	0
MainStay Epoch U.S. Equity Yield Fund	126,321	16,868	0	33,523	4,379	100	19,425	1,837	0
MainStay Epoch U.S. Small Cap Fund	202,373	27,879	8	126,125	16,970	72	153,617	12,952	0
MainStay Floating Rate Fund	115,057	11,285	132	67,677	6,651	182	74,587	4,035	39
MainStay Growth Allocation Fund	1,149,174	154,407	23	1,031,226	138,426	66	1,008,271	79,384	41
MainStay Indexed Bond Fund	12,355	1,070	0	16,287	1,524	0	10,208	631	0
MainStay MacKay California Tax Free Opportunities Fund	3,448	401	0	8,533	1,036	0	3,637	365	0
MainStay MacKay Emerging Markets Equity Fund	18,309	2,450	0	5,039	681	0	9,009	651	0
MainStay MacKay Growth Fund	164,847	22,821	8	133,182	18,087	53	162,089	13,589	213
MainStay MacKay High Yield Municipal Bond Fund	54,614	6,281	554	56,292	5,659	144	37,348	2,263	10
MainStay MacKay International Opportunities Fund	32,448	4,319	0	37,895	5,086]	2	37,834	3,336	26
MainStay MacKay New York Tax Free Opportunities Fund	8,375	969	0	8,041	942	0	1,427	37	0
MainStay MacKay S&P 500 Index Fund	420,491	36,256	0	244,775	21,224	37	201,150	10,384	0
MainStay MacKay Short Duration High Yield Fund	43,986	4,304	0	35,285	3,585	0	39,570	2,213	0
MainStay MacKay Total Return Bond Fund	43,411	5,218	0	52,280	6,401	0	56,397	4,080	0
MainStay MacKay U.S. Equity Opportunities Fund	49,379	6,634	0	60,219	7,847	0	45,637	2,875	0
MainStay Moderate Allocation Fund	1,436,709	193,179	16	1,282,261	173,359	178	1,298,008	104,553	0
MainStay Moderate Growth Allocation Fund	1,978,070	265,600	4	1,813,820	242,139	0	1,838,967	147,365	0
MainStay Retirement 2010 Fund	14,882	1,968	0	17,630	2,366	0	16,711	1,330	0
MainStay Retirement 2020 Fund	101,544	13,642	0	91,410	12,346	0	87,687	6,994	0
MainStay Retirement 2030 Fund	237,887	31,849	0	229,579	30,875	1	199,517	16,341	0
MainStay Retirement 2040 Fund	284,806	38,277	0	248,635	33,292	0	196,597	15,346	0
MainStay Retirement 2050 Fund	216,086	29,114	0	176,086	23,850	0	135,639	9,910	0
MainStay Retirement 2060 Fund[3]	8,966	1,253	0	2,725	376	0	0	0	0

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

79

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class B shares of the Funds:

CLASS B SHARES	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16	YEAR ENDED 10/31/15
MAINSTAY FUNDS
MainStay Income Builder Fund	$62,433	$55,157	$61,341
MainStay Large Cap Growth Fund	62,152	80,774	65,197
MainStay MacKay Common Stock Fund	26,114	28,076	21,138
MainStay MacKay Convertible Fund	25,272	22,065	35,693
MainStay MacKay Emerging Markets Debt Fund	7,814	22,722	17,774
MainStay MacKay Government Fund	14,005	30,061	21,396
MainStay MacKay High Yield Corporate Bond Fund	152,120	172,544	234,471
MainStay MacKay International Equity Fund	14,813	13,952	11,832
MainStay MacKay Tax Free Bond Fund	30,638	45,120	17,840
MainStay MacKay Unconstrained Bond Fund	35,655	30,715	48,124
MainStay MAP Equity Fund	52,624	51,306	50,670
MainStay Money Market Fund[1]	55,475	61,255	78,696
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	40,284	48,510	32,109
MainStay Conservative Allocation Fund	56,341	81,565	63,061
MainStay Epoch U.S. All Cap Fund	6,203	10,297	3,640
MainStay Epoch U.S. Small Cap Fund	38,559	39,393	27,443
MainStay Epoch U.S. Equity Yield Fund	9,571	0	0
MainStay Floating Rate Fund	10,259	50,691	12,732
MainStay Growth Allocation Fund	73,670	87,974	84,933
MainStay MacKay Growth Fund	49,650	54,378	66,296
MainStay MacKay High Yield Municipal Bond Fund	0	0	0
MainStay MacKay Total Return Bond Fund	11,384	3,450	23,144
MainStay Moderate Allocation Fund	112,966	132,158	124,004
MainStay Moderate Growth Allocation Fund	134,047	159,858	159,497

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

80

For the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CLASS C SHARES	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16	YEAR ENDED 10/31/15
MAINSTAY FUNDS
MainStay Income Builder Fund	$37,746	55,730	51,515
MainStay Large Cap Growth Fund	11,281	31,503	22,611
MainStay MacKay Common Stock Fund	967	$3,632	$2,645
MainStay MacKay Convertible Fund	8,180	4,672	17,291
MainStay MacKay Emerging Markets Debt Fund	2,589	6,921	8,058
MainStay MacKay Government Fund	2,858	2,881	2,553
MainStay MacKay High Yield Corporate Bond Fund	66,902	48,958	70,548
MainStay MacKay International Equity Fund	623	873	1,708
MainStay MacKay Tax Free Bond Fund	58,782	27,613	24,675
MainStay MacKay Unconstrained Bond Fund	10,981	29,673	128,084
MainStay MAP Equity Fund	2,991	2,345	5,744
MainStay Money Market Fund[1]	23,394	28,196	40,938
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	11,754	14,034	14,547
MainStay Conservative Allocation Fund	11,435	20,197	16,274
MainStay Epoch Capital Growth Fund[2]	0	0	NA
MainStay Epoch Global Choice Fund	5	118	747
MainStay Epoch Global Equity Yield Fund	20,926	23,712	31,889
MainStay Epoch International Choice Fund	1,086	2,797	735
MainStay Epoch U.S. All Cap Fund	235	546	1,809
MainStay Epoch U.S. Equity Yield Fund	2,767	811]	560
MainStay Epoch U.S. Small Cap Fund	493	1,436	1,111
MainStay Floating Rate Fund	24,449	16,647	19,655
MainStay Growth Allocation Fund	5,432	3,728	6,603
MainStay MacKay California Tax Free Opportunities Fund	12,493	7,697	382
MainStay MacKay Emerging Markets Equity Fund	292	670	285
MainStay MacKay Growth Fund	667	746	156
MainStay MacKay High Yield Municipal Bond Fund	73,342	46,537	53,533
MainStay MacKay International Opportunities Fund	5,521	17,598	6,990
MainStay MacKay New York Tax Free Opportunities Fund	11,770	7,089	1,006
MainStay MacKay Short Duration High Yield Fund	29,096	24,682	27,134
MainStay MacKay Total Return Bond Fund	2,560	5,995	3,750
MainStay MacKay U.S. Equity Opportunities Fund	20,762	24,368	6,409
MainStay Moderate Allocation Fund	13,267	11,740	14,623
MainStay Moderate Growth Allocation Fund	9,227	9,988	10,069

1 The amount shown represents proceeds from CDSCs that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

81

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$2,388	$1,723	$290,674	$887,698	$1,941,025	$163,740	$3,287,248
MainStay Large Cap Growth Fund	2,455	1,650	304,028	376,203	3,106,644	599,813	4,390,794
MainStay MacKay Common Stock Fund	56	101	10,508	72,912	152,962	7,806	244,345
MainStay MacKay Convertible Fund	3,547	2,315	405,325	539,356	1,566,552	248,087	2,765,183
MainStay MacKay Emerging Markets Debt Fund	369	352	49,063	120,977	321,597	30,409	522,768
MainStay MacKay Government Fund	39	70	9,151	169,132	111,841	11,261	301,494
MainStay MacKay High Yield Corporate Bond Fund	21,829	17,217	2,656,163	7,571,004	9,475,762	1,809,033	21,551,010
MainStay MacKay International Equity Fund	67	75	10,191	63,453	124,477	15,569	213,832
MainStay MacKay Tax Free Bond Fund	35,350	18,582	3,741,803	705,358	5,357,899	1,573,451	11,432,444
MainStay MacKay Unconstrained Bond Fund	1,331	1,007	164,519	301,629	1,075,249	179,396	1,723,133
MainStay MAP Equity Fund	151	228	33,875	410,017	843,695	59,079	1,347,044
MainStay Money Market Fund	949	3,306	222,616	1,900	322	77,004	306,097
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	409	585	67,673	462,887	759,160	57,052	1,347,766
MainStay Candriam Emerging Markets Equity Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	252	630	57,123	782,047	461,293	48,416	1,349,760
MainStay Epoch Capital Growth Fund	0	1	52	328	0	4,664	5,044
MainStay Epoch Global Choice Fund	8	11	1,282	4,962	22,770	8,122	37,155
MainStay Epoch Global Equity Yield Fund	8,305	4,301	896,062	67,169	2,745,003	367,912	4,088,753
MainStay Epoch International Choice Fund	67	57	9,165	19,740	132,816	20,903	182,748
MainStay Epoch U.S. All Cap Fund	69	102	10,940	48,647	92,212	5,478	157,448
MainStay Epoch U.S. Equity Yield Fund	654	542	84,209	509,368	821,197	80,153	1,496,122
MainStay Epoch U.S. Small Cap Fund	206	264	32,953	187,958	396,907	13,411	631,699
MainStay Floating Rate Fund	3,506	3,290	440,293	557,070	1,456,957	197,448	2,658,563
MainStay Growth Allocation Fund	148	339	32,201	448,802	273,650	31,606	786,746
MainStay Indexed Bond Fund	84	73	10,972	38,585	92,800	5,667	148,181
MainStay MacKay California Tax Free Opportunities Fund	1,875	1,139	206,079	45,323	619,739	70,383	944,537
MainStay MacKay Emerging Markets Equity Fund	197	136	22,123	5,703	31,626	8,804	68,590
MainStay MacKay Growth Fund	56	100	19,629	525,054	371,275	44,471	960,586
MainStay MacKay High Yield Municipal Bond Fund	11,905	7,325	1,318,609	479,946	4,523,578	490,221	6,831,584
MainStay MacKay International Opportunities Fund	607	365	67,729	22,725	323,696	45,765	460,887
MainStay MacKay S&P 500 Index Fund	1,694	1,659	227,629	667,848	1,744,370	136,824	2,780,023
MainStay MacKay Short Duration High Yield Fund	9,144	5,168	978,376	209,043	861,238	314,938	2,377,908
MainStay MacKay Total Return Bond Fund	1,727	1,012	190,466	95,062	523,328	90,652	902,247
MainStay MacKay U.S. Equity Opportunities Fund	1,132	732	128,704	46,990	744,611	76,777	998,946
MainStay MacKay New York Tax Free Opportunities Fund	2,271	1,283	245,552	36,998	851,556	80,087	1,217,746
MainStay Moderate Allocation Fund	391	807	80,445	1,192,959	461,685	59,264	1,795,552
MainStay Moderate Growth Allocation Fund	305	734	68,454	1,098,457	501,256	53,437	1,722,644
MainStay Retirement 2010 Fund	89	56	9,915	10,349	29,102	3,024	52,535
MainStay Retirement 2020 Fund	225	154	25,596	52,297	70,485	9,238	157,995
MainStay Retirement 2030 Fund	302	197	34,011	76,471	73,298	11,619	195,899
MainStay Retirement 2040 Fund	460	274	49,932	63,746	48,111	13,692	176,216
MainStay Retirement 2050 Fund	316	175	33,571	29,660	18,062	8,712	90,496
MainStay Retirement 2060 Fund	1	1	87	75	16	27	207

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

2 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

82

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$152	$226	$27,521	$600,451	$55,460	$20,827	$704,636
MainStay Large Cap Growth Fund	413	359	55,145	535,735	251,962	28,944	872,557
MainStay MacKay Common Stock Fund	33	55	5,894	127,326	8,410	3,657	145,376
MainStay MacKay Convertible Fund	111	172	19,413	369,834	29,199	12,470	431,199
MainStay MacKay Emerging Markets Debt Fund	25	39	4,644	96,310	6,725	3,541	111,284
MainStay MacKay Government Fund	22	23	4,119	115,333	12,079	4,444	136,021
MainStay MacKay High Yield Corporate Bond Fund	425	795	78,655	1,445,672	127,304	45,714	1,698,564
MainStay MacKay International Equity Fund	18	28	3,870	130,182	14,351	3,963	152,412
MainStay MacKay Tax Free Bond Fund	15	54	4,089	87,366	4,880	2,485	98,890
MainStay MacKay Unconstrained Bond Fund	36	75	7,253	142,611	10,081	4,681	164,737
MainStay MAP Equity Fund	152	176	25,285	542,207	51,967	19,810	639,597
MainStay Money Market Fund	236	579	45,614	0	7	16,462	62,899
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	113	194	20,524	433,977	30,292	12,859	497,959
MainStay Candriam Emerging Markets Equity Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	329	315	43,112	654,387	20,060	17,517	735,721
MainStay Epoch Capital Growth Fund	0	0	20	291	0	9	321
MainStay Epoch Global Choice Fund	1	5	373	7,764	99	163	8,405
MainStay Epoch Global Equity Yield Fund	32	50	4,914	50,665	19,931	2,274	77,866
MainStay Epoch International Choice Fund	7	14	1,464	34,832	2,669	1,101	40,087
MainStay Epoch U.S. All Cap Fund	27	40	4,398	79,017	4,905	2,315	90,701
MainStay Epoch U.S. Equity Yield Fund	119	150	19,176	548,321	57,597	12,484	637,846
MainStay Epoch U.S. Small Cap Fund	108	129	17,447	358,662	33,878	12,344	422,567
MainStay Floating Rate Fund	69	160	13,496	173,389	5,598	6,123	198,835
MainStay Growth Allocation Fund	665	576	83,861	1,223,998	39,161	32,973	1,381,235
MainStay Indexed Bond Fund	10	13	1,574	20,953	1,438	847	24,836
MainStay MacKay California Tax Free Opportunities Fund	1	4	278	3,821	0	104	4,208
MainStay MacKay Emerging Markets Equity Fund	3	12	820	17,255	313	299	18,702
MainStay MacKay Growth Fund	95	109	19,987	559,966	72,515	23,982	676,653
MainStay MacKay High Yield Municipal Bond Fund	14	55	3,633	60,599	695	1,331	66,328
MainStay MacKay International Opportunities Fund	41	45	5,391	32,652	7,840	1,748	47,716
MainStay MacKay New York Tax Free Opportunities Fund	2	6	402	7,968	1,500	134	10,011
MainStay MacKay S&P 500 Index Fund	238	449	40,456	466,159	24,714	15,244	547,260
MainStay MacKay Short Duration High Yield Fund	16	59	4,008	54,868	816	1,636	61,402
MainStay MacKay Total Return Bond Fund	14	31	2,790	54,952	2,337	1,517	61,640
MainStay MacKay U.S. Equity Opportunities Fund	17	36	3,089	49,721	5,009	1,292	59,164
MainStay Moderate Allocation Fund	1,102	997	138,950	1,562,658	33,603	50,218	1,787,528
MainStay Moderate Growth Allocation Fund	806	741	106,168	2,132,714	56,128	47,856	2,344,414
MainStay Retirement 2010 Fund	11	6	1,214	14,995	898	435	17,558
MainStay Retirement 2020 Fund	72	46	8,146	101,115	2,198	2,764	114,341
MainStay Retirement 2030 Fund	166	107	18,783	227,440	5,375	6,074	257,944
MainStay Retirement 2040 Fund	188	126	21,377	264,744	7,042	6,731	300,207
MainStay Retirement 2050 Fund	151	99	16,950	192,505	11,723	5,123	226,550
MainStay Retirement 2060 Fund	2	5	404	7,600	126	117	8,254

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

2 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

83

For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$49	$42	$7,365	$85,715	$93,508	$6,578	$193,256
MainStay Large Cap Growth Fund	44	34	6,358	67,813	76,917	5,502	156,669
MainStay MacKay Common Stock Fund	15	12	2,005	19,801	18,427	1,203	41,463
MainStay MacKay Convertible Fund	44	30	5,731	42,255	73,119	3,906	125,085
MainStay MacKay Emerging Markets Debt Fund	3	4	669	13,223	11,979	1,061	26,939
MainStay MacKay Government Fund	9	7	1,241	15,134	11,804	1,068	29,263
MainStay MacKay High Yield Corporate Bond Fund	76	73	13,928	171,857	311,586	17,298	514,818
MainStay MacKay International Equity Fund	4	4	766	16,422	8,115	997	26,308
MainStay MacKay Tax Free Bond Fund	21	13	3,005	8,870	82,220	2,605	96,733
MainStay MacKay Unconstrained Bond Fund	28	17	3,718	17,371	69,587	2,754	93,475
MainStay MAP Equity Fund	24	26	4,561	100,848	45,325	5,387	156,172
MainStay Money Market Fund	9	30	3,804	0	59	5,507	9,409
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	22	26	3,970	69,088	43,985	3,976	121,068
MainStay Conservative Allocation Fund	34	28	5,169	102,526	24,289	4,502	136,548
MainStay Epoch U.S. All Cap Fund	5	4	723	9,922	7,710	611	18,975
MainStay Epoch U.S. Small Cap Fund	23	18	3,306	46,221	33,121	2,620	85,309
MainStay Floating Rate Fund	23	15	2,808	10,195	30,697	1,554	45,292
MainStay Growth Allocation Fund	54	48	8,184	157,469	29,776	6,553	202,084
MainStay MacKay Growth Fund	22	27	4,127	92,314	23,449	4,142	124,081
MainStay MacKay Total Return Bond Fund	5	4	843	6,559	19,788	816	28,016
MainStay Moderate Allocation Fund	74	68	11,593	240,144	34,718	9,981	296,578
MainStay Moderate Growth Allocation Fund	97	87	14,683	285,922	43,003	11,445	355,237

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

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For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$2,127	$1,174	$234,269	$133,146	$3,623,631	$85,452	$4,079,798
MainStay Large Cap Growth Fund	309	212	43,937	89,737	3,822,019	38,690	3,994,904
MainStay MacKay Common Stock Fund	17	30	3,313	26,480	235,837	2,540	268,218
MainStay MacKay Convertible Fund	650	383	72,740	82,959	1,219,286	26,696	1,402,714
MainStay MacKay Emerging Markets Debt Fund	53	41	7,261	43,495	433,637	5,270	489,757
MainStay MacKay Government Fund	12	20	2,302	35,566	145,460	2,089	185,450
MainStay MacKay High Yield Corporate Bond Fund	1,967	1,615	256,222	1,529,149	9,037,517	144,130	10,970,600
MainStay MacKay International Equity Fund	21	17	2,702	14,974	97,096	1,516	116,326
MainStay MacKay Tax Free Bond Fund	1,310	774	149,934	131,351	1,772,908	63,560	2,119,838
MainStay MacKay Unconstrained Bond Fund	422	276	53,591	171,618	2,966,496	33,712	3,226,115
MainStay MAP Equity Fund	40	45	8,522	89,498	1,342,897	13,886	1,454,888
MainStay Money Market Fund	154	495	34,843	0	204	12,429	48,126
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	340	264	42,929	155,129	1,418,982	21,884	1,639,528
MainStay Candriam Emerging Markets Equity Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MainStay Conservative Allocation Fund	134	227	23,335	462,131	469,293	13,055	968,175
MainStay Epoch Capital Growth Fund	0	0	1	104	0	3	108
MainStay Epoch Global Choice Fund	10	6	1,144	900	23,007	418	25,485
MainStay Epoch Global Equity Yield Fund	518	278	61,995	32,226	3,293,279	40,285	3,428,581
MainStay Epoch International Choice Fund	4	5	937	11,097	180,053	1,846	193,943
MainStay Epoch U.S. All Cap Fund	14	18	2,082	15,334	43,894	953	62,295
MainStay Epoch U.S. Equity Yield Fund	164	109	19,340	73,329	881,183	9,107	983,231
MainStay Epoch U.S. Small Cap Fund	29	37	4,656	42,348	266,989	4,069	318,127
MainStay Floating Rate Fund	888	674	107,660	284,536	2,250,103	45,334	2,689,195
MainStay Growth Allocation Fund	106	120	14,837	174,414	167,951	6,290	363,718
MainStay MacKay California Tax Free Opportunities Fund	378	208	40,832	11,118	192,963	12,450	257,948
MainStay MacKay Emerging Markets Equity Fund	7	6	899	2,832	14,584	349	18,678
MainStay MacKay Growth Fund	32	22	3,775	17,444	50,081	1,477	72,831
MainStay MacKay High Yield Municipal Bond Fund	2,916	1,565	320,551	115,239	5,833,249	119,740	6,393,260
MainStay MacKay International Opportunities Fund	396	207	42,697	5,649	557,380	13,829	620,159
MainStay MacKay New York Tax Free Opportunities Fund	496	265	53,613	2,091	325,267	17,079	398,812
MainStay MacKay Short Duration High Yield Fund	429	301	50,031	88,412	658,824	17,387	815,384
MainStay MacKay Total Return Bond Fund	52	54	7,439	46,800	301,776	4,204	360,325
MainStay MacKay U.S. Equity Opportunities Fund	815	431	88,872	13,637	1,351,269	32,395	1,487,420
MainStay Moderate Allocation Fund	145	190	22,577	435,497	424,270	12,356	895,035
MainStay Moderate Growth Allocation Fund	155	207	23,483	354,142	291,073	11,063	680,123

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

2 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

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For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$180	$91	$18,788	$3	$15,153	$4,870	$39,085
MainStay Large Cap Growth Fund	2,221	1,123	242,501	693	1,985,057	148,974	2,380,568
MainStay MacKay Common Stock Fund	0	0	0	0	0	0	0
MainStay MacKay High Yield Corporate Bond Fund	94	49	10,188	575	56,599	3,553	71,057
MainStay MacKay International Equity Fund	34	17	3,528	0	5,399	976	9,954
MainStay MacKay Unconstrained Bond Fund	7	4	750	35	3,016	249	4,062
MainStay MAP Equity Fund	11	10	1,445	1,812	20,116	665	24,059
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	178	90	19,119	26,871	92,202	6,348	144,807
MainStay Epoch Global Equity Yield Fund	3	1	297	0	1,490	105	1,896
MainStay Epoch International Choice Fund	266	134	28,499	0	157,290	10,531	196,719
MainStay Epoch U.S. Equity Yield	40	20	4,488	167	104,323	2,631	111,669
MainStay Epoch U.S. Small Cap Fund	1	0	85	0	488	32	607
MainStay MacKay Growth Fund	0	0	27	0	0	11	38
MainStay MacKay Short Duration High Yield Fund	0	0	11	6	352	14	383
MainStay MacKay Total Return Bond Fund	1	0	74	3	404	30	511
MainStay Retirement 2010 Fund	6	3	734	0	23,329	425	24,496
MainStay Retirement 2020 Fund	13	7	1,494	1	23,739	630	25,885
MainStay Retirement 2030 Fund	25	13	2,789	0	43,678	1,177	47,683
MainStay Retirement 2040 Fund	26	13	2,894	0	54,336	1,286	58,554
MainStay Retirement 2050 Fund	32	16	3,532	1	44,755	1,304	49,641
MainStay Retirement 2060 Fund	7	17	977	77	4,821	290	6,189

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

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For the fiscal year ended October 31, 2017, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY FUNDS
MainStay Income Builder Fund	$1	$5	$302	$70	$692	$87	$1,157
MainStay Large Cap Growth Fund	533	273	58,391	1,064	925,775	24,396	1,010,431
MainStay MacKay Common Stock Fund	0	2	115	14	21	32	184
MainStay MacKay High Yield Corporate Bond Fund	4	15	940	412	1,193	259	2,823
MainStay MacKay International Equity Fund	20	11	2,101	133	13,672	634	16,570
MainStay MacKay Unconstrained Bond Fund	1	3	183	63	296	53	599
MainStay MAP Equity Fund	4	5	553	1,090	7,500	224	9,376
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	97	54	10,467	1,864	48,056	3,024	63,562
MainStay Conservative Allocation Fund	0	0	4	1	238	7	250
MainStay Epoch Global Equity Yield Fund	19	10	2,043	11	1,040	514	3,638
MainStay Epoch International Choice Fund	88	45	9,470	663	90,168	3,174	103,608
MainStay Epoch U.S. Equity Yield	35	20	3,880	2,387	51,916	1,662	59,899
MainStay Floating Rate Fund	0	1	67	56	18	21	163
MainStay Growth Allocation Fund	1	5	331	62	39	87	525
MainStay MacKay Short Duration High Yield Fund	0	1	52	4	20	16	93
MainStay MacKay Total Return Bond Fund	0	0	28	1	414	15	458
MainStay MacKay U.S. Small Cap Fund	1	3	193	206	471	61	934
MainStay Moderate Allocation Fund	1	5	303	187	646	89	1,231
MainStay Moderate Growth Allocation Fund	1	4	250	310	209	74	847
MainStay Retirement 2010 Fund	0	1	51	188	1	17	258
MainStay Retirement 2020 Fund	1	1	124	0	662	37	826
MainStay Retirement 2030 Fund	5	7	718	176	3,618	212	4,736
MainStay Retirement 2040 Fund	1	4	265	9	818	76	1,173
MainStay Retirement 2050 Fund	3	6	541	4	2,357	154	3,066
MainStay Retirement 2060 Fund	0	1	52	356	0	20	429

1 May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on fund share sales or fund assets.

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Shareholder Services Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers as compensation for services rendered by New York Life Investments to shareholders of the Class R1, Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made. Services provided under the Services Plan include maintaining separate records for each contract owner, disbursing or crediting to shareholders all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds, preparing and transmitting to shareholders periodic statements, as required by law, supporting and responding to service inquiries from shareholders, and maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for shareholders.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

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Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay Balanced Fund (portion), MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a

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proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Candriam Emerging Markets Equity Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Candriam Belgium. A summary of its proxy voting policies and procedures is provided below.

To assist Candriam Belgium in researching and voting proxies, it utilizes the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on a proprietary proxy voting policy, the latter being the case for Candriam Belgium.

In the vast majority of cases, Candriam Belgium's policy is similar to or consistent with ISS' "Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam Belgium deviates from ISS’ Benchmark Voting Policy for some markets e.g., the level of independence of the Board or the possibility for non-executives to receive equity grants. Candriam Belgium also recognizes that there is no one-size fits all solution and takes into consideration company explanations and market practices when casting its votes.

Candriam Belgium's proprietary proxy voting policy is defined by Candriam Belgium's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam Belgium’s own interests or the interests of its affiliates. Candriam Belgium's proxy voting policy is based on four principles:

• One share, one vote;

• The equal treatment of shareholders;

• The accountability of the Board; and

• The transparency and integrity of financial statements.

Candriam Belgium's Proxy Voting Committee defines and adjusts the proxy voting policy and reviews the votes cast at general meetings. Once a year, Candriam Belgium heads a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam Belgium any changes to their Benchmark Voting Policy. Those elements are then discussed by Candriam Belgium's Proxy Voting Committee and if needed, can lead to some changes in the proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam Belgium in cases of uncertainties the vote to cast following the voting policy. Following this notification, the individuals in charge of Proxy Voting at Candriam Belgium cast votes in accordance with the policy. However, they have the possibility to diverge from the policy when it is deemed necessary. In this case, the reasoning and arguments leading to the decision is explained in writing and discussed by the Proxy Voting Committee.

Should a conflict of interest arise, Candriam Belgium could abstain from casting a vote or strictly follow ISS’s recommendation. Candriam Belgium defines a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam Belgium to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duties to its clients.

MainStay Epoch Capital Growth, MainStay Epoch Global Choice, MainStay Epoch Global Equity Yield, MainStay Epoch International Choice, MainStay Epoch U.S. All Cap, MainStay Epoch U.S. Equity Yield, MainStay Epoch U.S. Small Cap, as well as the equity portion of MainStay Income Builder Fund and a portion of MainStay MAP Equity Fund

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files.

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Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

MainStay Balanced (equity portion), MainStay Income Builder (fixed-income portion and asset allocation), MainStay MacKay California Tax Free Opportunities, MainStay MacKay Common Stock, MainStay MacKay Convertible, MainStay MacKay Emerging Markets Debt, MainStay MacKay Emerging Markets Equity, MainStay MacKay Government, MainStay MacKay Growth, MainStay MacKay High Yield Corporate Bond, MainStay MacKay High Yield Municipal Bond, MainStay MacKay International Equity, MainStay MacKay International Opportunities, MainStay MacKay New York Tax Free Opportunities, MainStay MacKay S&P 500 Index, MainStay MacKay Short Duration High Yield, MainStay MacKay Tax Free Bond, MainStay MacKay Total Return Bond, MainStay MacKay U.S. Equity Opportunities, and MainStay MacKay Unconstrained Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures pursuant to where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Compliance Department for review. If the Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay Balanced (fixed-income portion), MainStay Floating Rate, MainStay Indexed Bond and MainStay Money Market Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, NYL Investors. A summary of its proxy voting policies and procedures is provided below.

The Subadvisor has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to the Subadvisor, all proxies are voted in the best interest of such clients without regard to the interests of the Subadvisor or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist the Subadvisor in researching and voting proxies, the Subadvisor utilize the research and implementation services of a third-party proxy service provider, ISS. The Subadvisor has also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. The Subadvisor's Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to the Subadvisor, they vote them in accordance with the standard voting guidelines unless the Subadvisor agree with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to the Subadvisor on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. The Subadvisor has procedures in place to review each such override request for potential material conflicts of interest between clients and the Subadvisor and its affiliates. The Subadvisor will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay MAP Equity Fund (Markston portion)

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Markston, for the portion of the Fund it subadvises. A summary of Markston’s proxy voting policies and procedures is provided below.

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Markston subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots

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as Markston's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of ISS; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

MainStay Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds and of New York Life Investments to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Funds.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Fund from which the identity of specific portfolio holdings cannot be reasonably be derived (including without limitation, the quality of character of a Fund’s portfolio), as reasonably determined by New York Life Investments.

The Manager or a Fund's Subadvisor(s) may share the Fund’s non-public portfolio holdings information with Subadvisors, pricing services and other service providers to the Fund, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Fund or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Fund. As of the date of this SAI, those service providers that may receive information are State Street, U.S. Bancorp Fund Services, LLC, National Association, BNY Mellon, KPMG LLP, PricewaterhouseCoopers LLP, Harte Hanks Response Management Inc., Russell Mellon, ISS, Abel/Noser Corporation, Omgeo LLC, Merrill Corporation, Glass, Lewis & Co., Charles River, UMB Fund Services, Eze Castle, Broadridge, Trade Informatics LLC, Global Trade Analytics, Commcise, Advent Software Inc., Financial Tracking Technologies LLC, and the agent and banks that participate in the Funds' credit facility. This list may be revised from time to time. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts, pricing agents, rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Pricing Direct Inc., Markit, Investment Technology Group, Inc. (ITG), Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in

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receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Fund's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the CCO after receipt of a certification from the Fund's portfolio manager that the information provided will, among other things, not harm the Fund or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Funds they subadvise, the Subadvisors, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Except as otherwise indicated, information regarding these other accounts, as of October 31, 2017, is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jakob Bak	MainStay MacKay Emerging Markets Debt Fund	0	32 Accounts $12,595,152,408	131 Accounts $24,830,261,935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975
Lee Baker	MainStay MacKay S&P 500 Index Fund	1 RIC $1,974,249,627	0	2 Accounts $851,788,453	0	0	0
Steven D. Bleiberg	MainStay Epoch Capital Growth Fund	0	2 Accounts $531,677,591	0	0	0	0
William J. Booth	MainStay Epoch Global Choice Fund, MainStay Epoch International Choice Fund	1 RIC $120,587,124	8 Accounts $6,300,263,370	14 Accounts $3,490,582,189	0	0	3 Accounts $538,928,435
Jan Boudewijns	MainStay Candriam Emerging Markets Equity Fund	1 RIC $355,322,868	6 Accounts $1,913,107,504	0	0	3 Accounts $158,236,351	0
Patrick M. Burton	MainStay Large Cap Growth Fund	2 RICs $1,543,000,000	2 Accounts $1,040,000,000	650 Accounts $5,995,000,000	0	0	4 Accounts $282,000,000
Mark Campellone	MainStay Floating Rate Fund	1 RIC $881,303,537	0	0	0	7 Accounts $2,534,208,410	0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Joseph Cantwell*	MainStay MacKay Unconstrained Bond Fund	0	30 Accounts $11,779,570,340	131 Accounts $24,770,607,978	0	3 Accounts $697,762,747	3 Accounts $2,524,196,206
Michael Caputo	MainStay Epoch U.S. Small Cap Fund	2 RICs $298,013,193	6 Accounts $934,872,098	3 Accounts $262,451,884	0	0	0
David E. Clement	MainStay Money Market Fund	1 RIC $522,941,135	0	0	0	0	0
Louis N. Cohen	MainStay Income Builder Fund, MainStay MacKay Government Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund	7 RICs $2,400,351,921	32 Accounts $12,595152408	131 Accounts $24,830,261,935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975
Robert Dial	MainStay Floating Rate Fund	1 RIC $881,303,537	0	0	0	7 Accounts $2,534,208,410	0
Robert DiMella	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $146,453,065	0
David Dowden	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
Carlos Garcia-Tunon	MainStay MacKay International Equity Fund	1 RIC $487,441,916	0	2 Accounts $1,182,217,198	0	0	0
Thomas J. Girard	MainStay Balanced Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund	3 RICs $807,665,601	5 Accounts $3,748,036,050	19 Accounts $11,469,265,376	0	0	0
Justin Howell*	MainStay Epoch U.S. Small Cap	0	0	0	0	0	0
Matt Jacob*	MainStay MacKay Unconstrained Bond Fund	0	30 Accounts $11,779,570,340	131 Accounts $24,770,607,978	0	3 Accounts $697,762,747	3 Accounts $2,524,196,206
Justin H. Kelly	MainStay Large Cap Growth Fund	2 RICs $1,543,000,000	2 Accounts $1,040,000,000	650 Accounts $5,995,000,000	0	0	4 Accounts $282,000,000
Migene Kim	MainStay Balanced Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Growth Fund, MainStay MacKay U.S. Equity Opportunities Fund	4 RICs $2,664,390,167	1 Account $68,523,521	15 Accounts $1,484,594,849	0	0	0
J. Christian Kirtley	MainStay Epoch International Choice Fund	0	0	0	0	0	0
Poul Kristensen	MainStay Asset Allocation Funds, MainStay Target Date Funds	5 RICs $6,183,082,283	0	0	0	0	0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Frances Lewis	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
John Loffredo	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
Christopher Mullarkey	MainStay MAP Equity Fund	0	0	9 Accounts $125,739,434	0	0	0
James Mulvey	MainStay MAP Equity Fund	0	0	13 Accounts $183,264,428	0	0	0
Ian Murdoch	MainStay MacKay International Equity Fund	1 RIC $487,441,916	0	2 Accounts $1,182,217,198	0	0	0
Francis J. Ok	MainStay MacKay S&P 500 Index Fund	1 RIC $1,974,249,627	0	2 Accounts $851,788,453	0	0	0
Mona Patni	MainStay MacKay Common Stock Fund, MainStay MacKay U.S. Equity Opportunities Fund	4 RICs $2,303,553,546	1 Account $68,523,521	1 Account $331,901,977	0	0	0
David Pearl	MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Small Cap Fund, MainStay MAP Equity Fund	3 RICs $435,743,554	21 Accounts $10,151,527,127	49 Accounts $6,665,305,752	0	0	7 Accounts $1,082,212,628
Michael Petty	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
William W. Priest	MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund, MainStay MAP Equity Fund	6 RICs $4,129,420,087	37 Accounts $16,414,484,612	100 Accounts $13,991,130,224	0	1 Account $40,233,978	10 Accounts $1,547,829,712
Steven H. Rich	MainStay MacKay Government Fund	1 RIC $217,244,356	32 Accounts $12,595,152,408	131 Accounts $24,830,261935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Dan Roberts	MainStay Income Builder Fund, MainStay MacKay Emerging Markets Debt Fund, MainStay MacKay Government Fund, MainStay MacKay Total Return Bond Fund, MainStay MacKay Unconstrained Bond Fund	7 RICs $2,400,351,921	32 Accounts $12,595152408	131 Accounts $24,830,261,935	0	3 Accounts $687,112,215	3 Accounts $2,513,990,975
Lawrence Rosenberg	MainStay MacKay International Equity Fund	1 RIC $487,441,916	0	2 Accounts $1,182,217,198	0	0	0
Mohamed Lamine Saidi	MainStay Candriam Emerging Markets Equity Fund	1 RIC $355,322,868	6 Accounts $1,913,107,504	0	0	3 Accounts $158,236,351	0
Philip Screve	MainStay Candriam Emerging Markets Equity Fund	1 RIC $355,322,868	6 Accounts $1,913,107,504	0	0	3 Accounts $158,236,351	0
Donald F. Serek	MainStay Balanced Fund, MainStay Indexed Bond Fund	2 RICs $284,724,466	5 Accounts $3,748,036,050	19 Accounts $11,469,265,376	0	0	0
David J. Siino	MainStay Epoch Capital Growth Fund	0	2 Accounts $531,677,591	0	0	0	0
Edward Silverstein	MainStay MacKay Convertible Fund	1 RIC $785,016,575	0	11 Accounts $600,423,191	0	0	2 Accounts $363,854,360
Kenneth Sommer	MainStay Balanced Fund, MainStay Indexed Bond Fund	2 RICs $284,724,466	5 Accounts $3,748,036,050	19 Accounts $11,469,265,376	0	0	0
Amit Soni	MainStay Asset Allocation Funds, MainStay Target Date Funds	5 RICs $6,183,082,283	0	0	0	0	0
Scott Sprauer	MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund	3 RICs $2,396,056,842	8 Accounts $4,562,103,408	50 Accounts $10,536,520,018	0	2 Accounts $156,453,065	0
Andrew Susser	MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund	1 RIC $3,104,292,088	6 Accounts $350,743,313	38 Accounts $8,064,815,656	0	0	0
Jonathan Swaney	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Income Builder Fund, MainStay Target Date Funds	6 RICs $6,618,110,226	0	0	0	0	0
Shu-Yang Tan*	MainStay MacKay Unconstrained Bond Fund	0	30 Accounts $11,779,570,340	131 Accounts $24,770,607,978	0	3 Accounts $697,762,747	3 Accounts $2,524,196,206
John Tobin	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	5 RICs $4,008,832,963	16 Accounts $6,019,178,922	20 Accounts $6,986,070,125	0	0	1 Account $382,086,208
Arthur Torrey	MainStay Floating Rate Fund	1 RIC $881,303,537	0	0	0	7 Accounts $2,534,208,410	0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Kera Van Valen	MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Income Builder Fund	5 RICs $4,008,832,963	16 Accounts $6,019,178,922	20 Accounts $6,986,070,125	0	0	1 Account $382,086,208
Andrew Ver Planck	MainStay Balanced Fund, MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay U.S. Equity Opportunities Fund	7 RICs $3,461,268,873	3 Accounts $138,866,204	18 Accounts $1,931,360,929	0	1 Account $41,196,277	0
Ping Wang	MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Opportunities Fund	1 RIC $326,332,377	0	1 Account $16,491,099	0	0	0
Michael A. Welhoelter	MainStay Epoch Capital Growth Fund, MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch U.S. Equity Yield Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Income Builder Fund, MainStay MAP Equity Fund	8 RICs $4,444,576,517	44 Accounts $16,960,378,078	109 Accounts $14,873,883,632	0	1 Account $40,223,978	10 Accounts $1,547,829,712
Jae S. Yoon	MainStay Asset Allocation Funds, MainStay Balanced Fund, MainStay Income Builder Fund, MainStay Target Date Funds	6 RICs $6,618,110,226	0	0	0	0	0

*The information presented for Messrs. Cantwell, Howell, Jacob and Tan is as of December 31, 2017.

Portfolio Manager Compensation Structure

New York Life Investments and each Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, these programs encourage an alignment of long-term interests between each Subadvisor and Fund shareholders. Each Subadvisor has structured its compensation plan to be competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results. Each Subadvisor’s compensation program includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is generally based on both quantitative and qualitative factors. Quantitative factors may include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors may

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include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a fund profit re-allocation. In some instances, variable or incentive compensation may be predetermined or guaranteed for a period of time.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

The following table states, as of October 31, 2017, the dollar range of Fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds, as well as ownership, whether direct or as part of a compensation plan, in any investment vehicles that have substantially similar investment objectives, policies and strategies to the MainStay Group of Funds. These vehicles may include separately managed accounts or private placement vehicles. This ownership is expressed in the following ranges separately and as a total amount: ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Jakob Bak	None	$0	$50,001 - $100,000	$50,001 - $100,000
Lee Baker	None	$0	$0	$0
Steven D. Bleiberg	MainStay Epoch Capital Growth Fund	$100,001 - $500,000	$10,001 – $50,000	$100,001 - $500,000
William J. Booth	None	$0	$100,001 - $500,000	$100,001 - $500,000
Jan Boudewijns	None	$0	$10,001 – $50,000	$10,001 – $50,000
Patrick M. Burton	MainStay Large Cap Growth Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Mark Campellone	None	$0	$0	$0
Joseph Cantwell*	None	$0	$100,001 - $500,000	$100,001 - $500,000
Michael J. Caputo	None	$0	$0	$0
David E. Clement	None	$0	$0	$0
Louis N. Cohen	MainStay MacKay High Yield Corporate Bond Fund	$500,001 - $1,000,000	Over $1,000,000	Over $1,000,000
Robert Dial	MainStay Floating Rate Fund MainStay MacKay International Equity Fund	$10,001 - $50,000 $10,001 - $50,000	$0	$10,001 - $50,000
Robert DiMella	MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001- $50,000 $100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
David Dowden	MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001- $50,000 $10,001- $50,000	$100,001 - $500,000	$100,001 - $500,000
Carlos Garcia-Tunon	MainStay Epoch U.S. All Cap Fund MainStay Epoch U.S. Small Cap Fund MainStay MacKay International Equity Fund	$10,001 - $50,000 $1- $10,000 $50,001 - $100,000	$0	$50,001 - $100,000
Thomas J. Girard	None	$0	$0	$0
Justin Howel*	None	$0	$0	$0
Matt Jacob*	None	$0	$50,001 - $100,000	$50,001 - $100,000
Justin H. Kelly	MainStay Large Cap Growth Fund	Over $1,000,000	Over $1,000,000	Over $1,000,000
Migene Kim	MainStay MacKay International Opportunities Fund MainStay MacKay U.S. Equity Opportunities Fund	$10,001 - $50,000 $50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
J. Christian Kirtley	None	$0	$0	$0
Poul Kristensen	MainStay MacKay International Equity Fund MainStay Retirement 2050 Fund	$10,001 - $50,000 $50,001 - $100,000	$0	$100,001 - $500,000
Frances Lewis	MainStay MacKay Tax Free Bond Fund MainStay MacKay High Yield Municipal Bond Fund	$10,001 - $50,000 $50,001-$100,000	$100,001 - $500,000	$100,001 - $500,000
John Loffredo	MainStay MacKay Tax Free Bond Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Christopher Mullarkey	MainStay MAP Equity Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
James Mulvey	MainStay MAP Equity Fund	$1- $10,000	$50,001 - $100,000	$50,001 - $100,000
Ian Murdoch	MainStay MacKay International Equity Fund	$100,001 - $500,000	$0	$100,001 - $500,000
Francis J. Ok	MainStay Epoch U.S. Small Cap Fund MainStay MacKay International Equity Fund	$10,001- $50,000 $50,001- $100,000	$0	$50,001 - $100,000
Mona Patni	MainStay MacKay U.S. Equity Opportunities Fund MainStay VP Common Stock Portfolio MainStay VP Mid Cap Core Portfolio MainStay VP Small Cap Core Portfolio	$50,001- $100,000 $10,001- $50,000 $10,001- $50,000 $50,001- $100,000	$0	$100,001 - $500,000

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PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
David Pearl	MainStay Epoch U.S. All Cap Fund MainStay Epoch U.S. Small Cap Fund	$500,001 - $1,000,000 Over $1,000,000	Over $1,000,000	Over $1,000,000
Michael Petty	MainStay MacKay DefinedTerm Municipal Opportunities Fund MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001 - $50,000 $10,001 - $50,000 $1- $10,000	$100,001 - $500,000	$100,001 - $500,000
William W. Priest	MainStay Epoch Global Equity Yield Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Steven H. Rich	None	$0	$100,001 - $500,000	$100,001 - $500,000
Dan Roberts	MainStay MacKay High Yield Corporate Bond Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Lawrence Rosenberg	None	$0	$100,001 - $500,000	$100,001 - $500,000
Mohamed Lamine Saidi	None	$0	$0	$0
Philip Screve	None	$0	$0	$0
Donald F. Serek	None	$0	$0	$0
David J. Siino	MainStay Epoch Capital Growth Fund	$10,001 - $50,000	$0	$50,001 - $100,000
Edward Silverstein	MainStay MacKay Convertible Fund	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000
Kenneth Sommer	None	$0	$0	$0
Amit Soni	MainStay Absolute Return Multi-Strategy Fund MainStay MacKay International Equity Fund MainStay Retirement 2040 Fund MainStay Retirement 2050 Fund	$10,001- $50,000 $1 - $10,000 $10,00- $50,000 $10,001- $50,000	$0	$50,001 - $100,000
Scott Sprauer	MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay Tax Free Bond Fund	$10,001- $50,000 $10,001- $50,000	$100,001 - $500,000	$100,001 - $500,000
Andrew Susser	MainStay MacKay High Yield Corporate Bond Fund MainStay MacKay Short Duration High Yield Fund	Over $1,000,000 $100,001- $500,000	Over $1,000,000	Over $1,000,000
Jonathan Swaney	MainStay Absolute Return Multi-Strategy Fund MainStay Retirement 2020 Fund	$100,001- $500,000 Over $1,000,000	$0	Over $1,000,000
Shu-Yang Tan*	None	$0	$100,001 - $500,000	$100,001 - $500,000
John Tobin	None	$0	$100,001 - $500,000	$100,001 - $500,000
Arthur Torrey	None	$0	$0	$0
Kera Van Valen	None	$0	$50,001 - $100,000	$50,001 - $100,000
Andrew Ver Planck	MainStay Epoch U.S. All Cap Fund MainStay Epoch U.S. Small Cap Fund MainStay MacKay International Opportunities Fund MainStay MacKay U.S. Equity Opportunities Fund	$50,001- $100,000 $100,001- $500,000 $100,001- $500,000 $100,001- $500,000	$500,001 - $1,000,000	$500,001 - $1,000,000
Ping Wang	None	$0	$0	$0
Michael A. Welhoelter	None	$0	$100,001 - $500,000	$100,001 - $500,000
Jae S. Yoon	MainStay Retirement 2010 MainStay VP Bond Portfolio MainStay VP Floating Rate Portfolio MainStay VP Government Portfolio MainStay Absolute Return Multi Strategy Fund	$100,001-500,000 $10,001-$50,000 $50,001- $100,000 $1-$10,000 $50,001-$100,000	$0	$100,001 - $500,000

*The information presented for Messrs. Cantwell, Howell, Jacob and Tan is as of December 31, 2017

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to Funds that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or account managed by the portfolio manager, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Fund or account in a security that is contrary to the position held in the same security by other Funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Fund or account while other Funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

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• An apparent conflict may arise where an adviser receives higher fees from certain Funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Funds or accounts over other Funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

For any Fund that is subadvised by more than one Subadvisor, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets between or among the Subadvisors. These allocation decisions will be made by the Manager in light of its fiduciary duty to act in the Fund’s best interest and will be subject to the general oversight of the Board.

Candriam Belgium

Candriam Belgium provides portfolio management services to other accounts using substantially similar investment strategies as the MainStay Candriam Emerging Markets Equity Fund.

The side-by-side management of these accounts with the Fund may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam Belgium has adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam Belgium has set up a Code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

Epoch Investment Partners, Inc.

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Funds other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

MacKay Shields LLC and NYL Investors LLC

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the Manager, MacKay Shields and NYL Investors have each developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager, MacKay Shields and NYL Investors have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

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Markston International LLC

Currently, Markston’s solitary line of business is long-only investment management; therefore, Markston believes it would not have any significant conflicts of interest in the management of the portfolios other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Markston faces conflicts of interest related to the allocation of securities. Markston faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest between the clients and the Manager, Markston uses an Allocation Guideline and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although Markston has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the portfolios and other accounts managed.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in its investment management activities related to the Funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Winslow Capital Management, LLC

Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts under its management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Funds of Funds primarily invest all of their assets in Class I and Class R6 shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on

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behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the MainStay Group of Funds.

As permitted by Section 28(e) of the 1934 Act, the Manager or a Subadvisor may, subject to restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below, cause a Fund to pay a broker/dealer, except the Affiliated Brokers, that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. No commission payments were made to Affiliated Brokers in the fiscal years ended October 31, 2017, 2016 or 2015.

Under MiFID II, which became effective January 3, 2018, investment managers in the EU providing portfolio management services or investment advice on an individual basis will no longer be able to use soft dollars to pay research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers, except the Affiliated Brokers, who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions. Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will

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exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/17	YEAR ENDED 10/31/2016	YEAR ENDED 10/31/2015
MAINSTAY FUNDS
MainStay Income Builder Fund	278,098	305,632	540,660
MainStay Large Cap Growth Fund	6,985,152	11,240,782	11,036,797
MainStay MacKay Common Stock Fund	$173,077	$220,308	$216,984
MainStay MacKay Convertible Fund	63,731	26,364	95,159
MainStay MacKay Emerging Markets Debt Fund	0	0	0
MainStay MacKay Government Fund	0	1,107	5,323
MainStay MacKay High Yield Corporate Bond Fund	35,415	15,441	20,076
MainStay MacKay International Equity Fund	402,517	356,988	422,027
MainStay MacKay Tax Free Bond Fund	80,244	36,466	29,639
MainStay MacKay Unconstrained Bond Fund	1,067	34,702	137,686
MainStay MAP Equity Fund	324,830	860,331	1,228,525
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	526,047	570,441	601,910
MainStay Candriam Emerging Markets Equity Fund[1]	N/A	N/A	N/A
MainStay Epoch Capital Growth Fund[2]	70,815	27,479	N/A
MainStay Epoch Global Choice Fund	253,818	257,263	326,924
MainStay Epoch Global Equity Yield Fund	1,025,245	1,371,174	2,720,704
MainStay Epoch International Choice Fund	353,226	2,128,411	2,693,870
MainStay Epoch U.S. All Cap Fund	284,486	297,956	203,006
MainStay Epoch U.S. Equity Yield Fund	99,384	12,432	4,579
MainStay Epoch U.S. Small Cap Fund	428,165	495,839	349,941
MainStay Indexed Bond Fund	3,655	2,843	1,330
MainStay MacKay California Tax Free Opportunities Fund	8,831	5,223	5,477
MainStay MacKay Growth Fund	541,783	24,907	1,605,228
MainStay MacKay Emerging Markets Equity Fund	505,534	265,249	604,569
MainStay MacKay High Yield Municipal Bond Fund	23,028	98,204	193,755
MainStay MacKay International Opportunities Fund	1,844,958	2,108,284	1,418,212
MainStay MacKay New York Tax Free Opportunities Fund	0	2,548	4,636
MainStay MacKay S&P 500 Index Fund	96,079	87,923	66,826
MainStay MacKay Short Duration High Yield Fund	145	44	0
MainStay MacKay Total Return Bond Fund	0	49,589	65,524
MainStay MacKay U.S. Equity Opportunities Fund	1,090,516	1,506,001	842,874
MainStay Retirement 2010 Fund	3,947	1,755	2,595
MainStay Retirement 2020 Fund	14,811	4,698	6,116
MainStay Retirement 2030 Fund	23,610	5,949	6,999
MainStay Retirement 2040 Fund	19,636	4,182	5,349
MainStay Retirement 2050 Fund	11,406	2,300	2,142
MainStay Retirement 2060 Fund[3]	443	294	N/A

1 MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Therefore, there is no information available for this Fund.

2 MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016. The amounts shown are for the period since inception.

3 MainStay Retirement 2060 Fund commenced operations on February 29, 2016. The amounts shown are for the period since inception.

The following tables show the dollar amount of brokerage commissions paid to brokers that provided research services and the dollar amount of the transactions during the fiscal year ended October 31, 2017. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

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	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY FUNDS MainStay Income Builder	$ 47,978,975	$ 43,272
MainStay Large Cap Growth Fund	20,275,107,534	6,986,163
MainStay MAP Equity Fund	286,218,920	119,570
MAINSTAY FUNDS TRUST MainStay Balanced Fund
	19,575,987	19,586
MainStay Epoch Capital Growth Fund	25,104,180	15,169
MainStay Epoch Global Choice Fund	64,338,423	48,674
MainStay Epoch Global Equity Yield Fund	405,733,626	357,506
MainStay Epoch International Choice Fund	30,753,861	46,124
MainStay Epoch U.S. All Cap Fund	121,315,815	71,713
MainStay Epoch U.S. Equity Yield Fund	38,786,828	18,058
MainStay Epoch U.S. Small Cap Fund	107,420,051	99,869
MainStay Retirement 2010 Fund	740,194	741
MainStay Retirement 2020 Fund	4,032,875	4,035
MainStay Retirement 2030 Fund	6,482,038	6,484
MainStay Retirement 2040 Fund	4,957,775	4,957
MainStay Retirement 2050 Fund	3,218,354	3,218

As of October 31, 2017, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
MAINSTAY FUNDS
MainStay Income Builder Fund	Goldman Sachs Group Inc. (The)	$20,060,037
	Bank of America Corp.	11,308,434
	Morgan Stanley & Co., Inc.	10,570,374
	Citigroup, Inc.	10,359,199
	Barclays Bank PLC	9,178,906
	JPMorgan Chase & Co.	7,532,918
	Royal Bank of Canada	6,085,352
	Toronto Dominion Bank	4,220,331
	Bank of New York Mellon Corp.	3,369,156
	State Street Corp.	2,651,884
MainStay Large Cap Growth Fund	JPMorgan Chase & Co.	132,121,052
MainStay MacKay Common Stock Fund	JPMorgan Chase & Co.	4,238,297
	Citigroup, Inc.	2,781,240
	Bank of America Corp.	1,451,451
	State Street Corp.	1,427,380
MainStay MacKay Convertible Fund	Bank of America Corp.	26,575,130
MainStay MacKay Government Fund	Citigroup, Inc.	149,918
MainStay MacKay High Yield Corporate Bond Fund	State Street Corp.	525,223,834
	Citigroup, Inc.	4,076,400
MainStay MacKay Unconstrained Bond Fund	Goldman Sachs Group Inc. (The)	38,341,488
	Bank of America Corp.	35,800,817
	Morgan Stanley & Co., Inc.	34,859,111
	Citigroup, Inc.	11,740,032
	Bank of New York Mellon Corp.	9,861,815
	Barclays Bank PLC	9,340,743
	JPMorgan Chase & Co.	8,518,920
	Toronto Dominion Bank	6,873,391
	Royal Bank of Canada	5,617,097
	JPMorgan Chase & Co.	4,238,297
	Citigroup, Inc.	2,781,240
	Bank of America Corp.	1,451,451
	State Street Corp.	1,427,380
	Bank of America Corp.	26,575,130
	Citigroup, Inc.	149,918
	State Street Corp.	525,223,834

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FUND	BROKER/DEALER	MARKET VALUE
MainStay MAP Equity Fund	Bank of America Corp.	30,258,664
	Morgan Stanley & Co., Inc.	16,317,000
	State Street Corp.	13,662,000
	JPMorgan Chase & Co.	10,872,520
	Citigroup, Inc.	6,981,765
	Goldman Sachs Group Inc. (The)	6,724,455
	Bank of New York Mellon Corp.	3,716,902
MainStay Money Market Fund	Royal Bank of Canada	24,000,000
	Toronto Dominion Bank	17,689,000
	Bank of America Corp.	15,000,000
	Bank of Montreal	5,000,000
MAINSTAY FUNDS TRUST
MainStay Balanced Fund	Morgan Stanley & Co., Inc.	8,577,724
	JPMorgan Chase & Co.	5,151,433
	Bank of America Corp.	4,085,783
	Citigroup, Inc.	3,525,060
	Royal Bank of Canada	3,492,000
	Goldman Sachs Group Inc. (The)	3,156,706
	UBS Securities	2,739,763
	Bank of New York Mellon Corp.	1,139,412
	State Street Corp.	1,128,012
MainStay Epoch Global Choice Fund	UBS Securities	5,961,169
	Morgan Stanley & Co., Inc.	3,956,400
MainStay Epoch U.S. All Cap Fund	Bank of America Corp.	24,548,479
	Morgan Stanley & Co., Inc.	18,472,100
MainStay Indexed Bond Fund	Royal Bank of Canada	3,215,000
	Morgan Stanley & Co., Inc.	1,170,925
	Goldman Sachs Group Inc. (The)	1,122,199
	Bank of America Corp.	485,033
	Citigroup, Inc.	296,810
	JPMorgan Chase & Co.	289,152
	State Street Corp.	103,285
MainStay MacKay Growth Fund	State Street Corp.	3,282,284
MainStay MacKay Emerging Markets Equity Fund	Barclays Bank PLC	826,998
MainStay MacKay International Opportunities Fund	Deutsche Bank Securities, Inc.	2,697,766
MainStay MacKay S&P 500 Index Fund	JPMorgan Chase & Co.	20,112,744
	Bank of America Corp.	15,267,433
	Citigroup, Inc.	11,376,183
	Goldman Sachs Group Inc. (The)	4,956,049
	Morgan Stanley & Co., Inc.	4,016,800
	Bank of New York Mellon Corp.	3,019,703
	State Street Corp.	1,954,448
MainStay MacKay Total Return Bond Fund	Goldman Sachs Group Inc. (The)	26,917,512
	Morgan Stanley & Co., Inc.	25,772,162
	Bank of America Corp.	22,602,059
	Citigroup, Inc.	19,124,348
	JPMorgan Chase & Co.	12,649,176
	Barclays Bank PLC	7,818,908
	Bank of New York Mellon Corp.	1,363,094
MainStay MacKay U.S. Equity Opportunities Fund	JPMorgan Chase & Co.	19,872,387

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Funds of Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those Funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high

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(i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

SECURITIES LENDING

Pursuant to an agreement between the MainStay Group of Funds and State Street Bank and Trust Company (“State Street”), the Funds may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Funds, State Street administers the Funds’ securities lending program. The services provided to the Funds by State Street with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan.

For the fiscal year ended October 31, 2017, it is estimated that the following Funds earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES	ADMINISTRATIVE FEES	INDEMNIFICATION FEES	REBATES PAID TO BORROWERS	OTHER FEES	TOTAL COST	NET INCOME
MAINSTAY FUNDS TRUST
MainStay MacKay Emerging Markets Equity Fund	$25,038	$3,755	N/A	N/A	N/A	N/A	N/A	$3,755	$21,283
MainStay MacKay International Opportunities Fund	342,946	51,444	N/A	N/A	N/A	N/A	N/A	51,444	291,502

During the most recent fiscal year end, none of the other Funds covered in the SAI engaged in securities lending activities and, as a result, did not earn income associated with such activities.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Money Market Fund are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the MainStay Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the MainStay Money Market Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Under the general oversight of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Fund, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

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The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds’ valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectuses, the shareholder reports and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Portfolio securities of each of the other Funds are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Fund’s Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be valued by the Manager using market-based prices provided by independent pricing sources or broker dealer bid quotations. Centrally cleared swaps will be valued using prices determined by the relevant exchange, if applicable;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investments believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not accept purchase and redemption orders or calculate a Fund’s NAV for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time.

Floating rate loans are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity

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conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of The MainStay Funds and MainStay Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the MainStay Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the MainStay Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

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• Redemptions via ACH of $100,000 or less, or by wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination), for redemptions by wire of amounts less than $250,000, and for redemptions by ACH of amounts $100,000 or less.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the MainStay Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:30 am and 5:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-MAINSTAY (624-6782) (between 8:30 am and 5:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds reserve the right to redeem shares of any shareholder who has failed to provide a certified Taxpayer Identification Number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer Identification Number (or such other information as the Fund has requested) has been provided.

Generally, you cannot buy, sell or otherwise transact in Class T shares (or transfer ownership) directly through the MainStay Funds or the Transfer Agent.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Class A Shares, Investor Class Shares and Class T Shares

The sales charge on Class A shares, Investor Class shares and Class T shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund (for Class A and Investor Class shares) and the amount of the sale.

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The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor in Class A or Investor Class shares will not pay an initial sales charge on investments of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund), the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

Offering Price

The sales charge applicable to an investment in Class A or Investor Class shares of the following Funds will be 4.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 4.66% for MainStay MacKay California Tax Free Opportunities Fund; 4.68% for MainStay MacKay High Yield Corporate Bond Fund and MainStay MacKay Government Fund; 4.69% for MainStay MacKay Emerging Markets Debt Fund and MainStay MacKay Tax Free Bond Fund; 4.70% for MainStay MacKay Total Return Bond Fund; 4.71% for MainStay MacKay High Yield Municipal Bond Fund; 4.72% for MainStay MacKay Unconstrained Bond Fund; and 4.73% for MainStay MacKay New York Tax Free Opportunities Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay MacKay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay MacKay High Yield Corporate Bond Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2017 Per Share Sales Charge - 4.50% of offering price (4.68% of NAV per share) Class A Per Share Offering Price to the Public	$5.77 $0.27 $6.04

The sales charge applicable to an investment in Class A or Investor Class shares of the Candriam Emerging Markets Equity Fund and the following Funds will be 5.50% of the offering price per share (the maximum initial share charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 5.78% for MainStay Retirement 2050 Fund; 5.80% for MainStay Retirement 2060 Fund, MainStay Epoch Global Equity Yield Fund, MainStay MacKay International Equity Fund; MainStay Retirement 2040 Fund, and MainStay MacKay Convertible Fund; 5.81% for MainStay Income Builder Fund; 5.82% for MainStay Epoch Capital Growth Fund, MainStay Growth Allocation Fund, MainStay MacKay Growth Fund, MainStay MacKay Common Stock Fund, MainStay MacKay 2030 Fund, and MainStay Epoch U.S. Equity Yield Fund; 5.83% for MainStay Moderate Growth Allocation Fund, MainStay MAP Equity Fund, MainStay Balanced Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. Small Cap Fund, MainStay Epoch Global Choice Fund, MainStay Epoch U.S. All Cap Fund, MainStay Retirement 2010 Fund, MainStay Moderate Allocation Fund, and MainStay MacKay Emerging Markets Equity Fund; 5.84% for MainStay Conservative Allocation Fund; 5.85% for MainStay MacKay International Opportunities Fund, and MainStay Retirement 2020 Fund; 5.86% for MainStay MacKay U.S. Equity Opportunities Fund; and 5.87% for MainStay Candriam Emerging Markets Equity Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay MacKay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay MacKay Convertible Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2017 Per Share Sales Charge - 5.50% of offering price (5.80% of NAV per share) Class A Per Share Offering Price to the Public	$17.75 $ 1.03 $18.78

The sales charge applicable to an investment in Class A or Investor Class shares of the following Funds will be 3.00% of the offering price per share (the maximum sales charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 3.10% for MainStay Indexed Bond Fund, MainStay MacKay S&P 500 Index Fund and MainStay Floating Rate Fund; and 3.11% for MainStay MacKay Short Duration High Yield Fund.

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay Indexed Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay Indexed Bond Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

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NAV per Class A Share at October 31, 2017 Per Share Sales Charge – 3.00% of offering price (3.10% of NAV per share) Class A Per Share Offering Price to the Public	$10.66 $ 0.33 $10.99

The sales charge applicable to an investment in Class T shares will be 2.50% of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of October 31, 2017, the sales charge as a percentage of the NAV will be as follows: 2.52% for MainStay MacKay Government Fund and MainStay Retirement 2050 Fund; 2.53% for MainStay MacKay California Tax Free Opportunities Fund, MainStay Moderate Allocation Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Indexed Bond Fund; 2.54% for MainStay MacKay Total Return Bond Fund, MainStay Retirement 2010 Fund, and MainStay Epoch Global Equity Yield Fund; 2.55% for MainStay Epoch Capital Growth Fund and MainStay Income Builder Fund; 2.56% for MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay MAP Equity Fund, MainStay Epoch U.S. All Cap Fund, MainStay Retirement 2060 Fund, and MainStay MacKay International Equity Fund; 2.57% for MainStay MacKay Common Stock Fund, MainStay MacKay U.S. Equity Opportunities Fund, MainStay Floating Rate Fund, MainStay Moderate Growth Allocation Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. Small Cap Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay Emerging Markets Debt Fund, and MainStay MacKay Growth Fund; 2.58% for MainStay Epoch U.S. Equity Yield Fund and MainStay MacKay Unconstrained Bond Fund; 2.59% for MainStay Epoch Global Choice Fund, MainStay Growth Allocation Fund, MainStay MacKay Convertible Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay Large Cap Growth Fund, and MainStay MacKay Tax Free Bond Fund; 2.60% for MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay High Yield Corporate Bond Fund; and 2.61% for MainStay MacKay International Opportunities Fund, MainStay MacKay Short Duration High Yield Fund, and MainStay MacKay New York Tax Free Opportunities Fund.

Certain purchases are subject to a different sales charge than the one shown below.

Set forth below are examples of the method of computing the offering price of the Class T shares of these Funds. The example assumes a purchase of Class T shares of MainStay MacKay International Equity Fund aggregating less than $250,000 at a price based upon the NAV of the Class T shares of the MainStay MacKay International Equity Fund on October 31, 2017. The offering price of shares of each of the other listed Funds can be calculated using the same method.

NAV per Class T Share at October 31, 2017 Per Share Sales Charge - 2.50% of offering price (2.56% of NAV per share) Class T Per Share Offering Price to the Public	$16.80 $ 0.42 $17.22
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of Candriam Belgium, Candriam France S.A.S., Cushing Asset Management, LP, Epoch Investment Partners, Inc., MacKay Shields LLC, Markston International LLC, NYL Investors LLC, and Winslow Capital LLC, respectively; any employee or registered representative of an authorized financial intermediary firm (and immediate family members); any employee of DST Asset Manager Solutions, Inc. (“DST”) that is assigned to the Fund; and certain additional purchases for grandfathered accounts. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

Class I shares and Class R6 shares of the Funds are sold at NAV.

Class I shares may be purchased by:

(i) existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $5 million in a Fund;

(iii) institutional investors;

(iv) current Portfolio Managers of the Funds;

(v) current employees of Subadvisors; and

(vi) existing and retired MainStay Funds Trustees.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the MainStay Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

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(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with the Distributor or its affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds and the MainStay Target Date Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a MainStay mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3 or Class R6 shares. Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including: Section 401(a) and 457 plans, certain Section 403(b)(7) TSA plans, Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and non-qualified deferred compensation plans. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) TSA plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R1, Class R2, Class R3 and Class R6 shares are generally not available to retail accounts.

Although an investor will not pay a front-end sales charge on Class I shares, or on Class A share or Investor Class share investments of $1,000,000 or more ($250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement.

With respect to Class A and Investor Class share investments of $1,000,000 or more in a MainStay Fund, other than the MainStay Money Market Fund, $250,000 or more with respect to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, or $500,000 or more with respect to MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund, the dealer may receive a commission of up to:

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FUND	COMMISSION

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund
MainStay Conservative Allocation Fund
Mainstay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund
MainStay Growth Allocation Fund
MainStay Income Builder Fund
MainStay Large Cap Growth Fund
MainStay MacKay Common Stock Fund
MainStay MacKay Convertible Fund
MainStay MacKay Emerging Markets Equity Fund
MainStay MacKay Growth Fund
MainStay MacKay Emerging Markets Debt Fund
MainStay MacKay Government Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay International Opportunities Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay Unconstrained Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay MAP Equity Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund

1.00% for $1,000,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay MacKay California Tax Free Opportunities Fund MainStay MacKay High Yield Municipal Bond Fund MainStay MacKay New York Tax Free Opportunities Fund MainStay MacKay Tax Free Bond Fund	1.00% for $250,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay Floating Rate Fund MainStay MacKay Short Duration High Yield Fund	1.00% for $500,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
MainStay Indexed Bond Fund MainStay MacKay S&P 500 Index Fund	0.50% for $1,000,000 to $2,999,999 0.25% for $3,000,000 to $4,999,999 0.20% for $5,000,000 or more

Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A AND INVESTOR CLASS SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

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Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares. Such incentives may take the form of providing reimbursement for administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Class A and Investor Class Shares

For purchases of Class A and Investor Class shares of each Fund made on or after August 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made between January 1, 2017 and July 31, 2017, a CDSC of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

Class A and Investor Class shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A and Investor Class shares redeemed more than one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) after their purchase. Class A or Investor Class shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A or Investor Class shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Class A or Investor Class shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) of the date of the initial purchase. The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) of the date of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class B Shares

A CDSC will be imposed on redemptions of Class B shares of the Funds, in accordance with the table in the Prospectuses, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years (four years for MainStay Floating Rate Fund). However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years (four years for MainStay Floating Rate Fund). Please see "Exchange Privileges" below for additional information on CDSC. Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to financial intermediary firms. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the CDSC, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

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In determining the rate of any applicable CDSC, it will be assumed that a shareholder is redeeming shares that were held for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

Shareholders should notify the Transfer Agent at the time of requesting such redemptions that they are eligible for a waiver of the CDSC. Class B shares upon which the CDSC may be waived may not be resold. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals. For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class C Shares

A CDSC of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) .

Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) after their purchase. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year (18 months with respect to the MainStay MacKay Short Duration High Yield Fund) of the date of the initial purchase.

Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Purchases and Redemptions – Additional Information

In times of very large economic or market changes, redemptions may be difficult to implement by telephone.

Certain of the Funds have entered into a committed line of credit with State Street as agent, and various other lenders from whom a Fund may borrow in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

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The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and would be subject to market and other risks before sale. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Under current rules governing money market funds, the MainStay Money Market Fund may suspend redemptions pursuant to Rule 2a-7 (as described in the Prospectus) and as part of a liquidation of the Fund. The Fund may suspend redemptions if (i) (a) the Fund (at the end of a business day) has invested less than ten percent of its total assets in “weekly liquid assets” or (b) the Fund’s price per share, as computed for the purpose of distribution, redemption and repurchase (rounded to the nearest one percent), has deviated from the stable price established by the Board or the Board, including a majority of the Independent Trustees, determines that such a deviation is likely to occur and (ii) the Board, including a majority of the Independent Trustees, irrevocably has approved the liquidation of the Fund. The Fund must first notify the SEC of a suspension of redemptions in connection with its liquidation.

Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401 (“DST”); (2) writing the Transfer Agent via overnight mail at The MainStay Funds c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling the Transfer Agent at 800-MAINSTAY (624-6782) (8:30 am to 5:00 pm Eastern time); (4) contacting your broker/dealer to facilitate the exchange request; (5) calling the MainStay Audio Response System at 800-MAINSTAY (624-6782); or (6) by accessing your account via mainstayinvestments.com.

Shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a CDSC for shares of the MainStay Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another MainStay Fund.

Where a shareholder seeks to exchange Class A shares or Investor Class shares of the MainStay Money Market Fund for Class A shares or Investor Class shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer identification number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer identification number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer identification number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

Redemption by Check

The MainStay Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board

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Members to be adverse to the interest of other shareholders of the MainStay Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Class A, Investor Class and Class B shares may be subject to automatic conversions between share classes as described in the Prospectuses.

Class B shares are closed to all new purchases and additional investments. If a shareholder had purchased Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Class A or Investor Class shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Class A or Investor Class shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Class A or Investor Class shares. Class A or Investor Class shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a CDSC that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

Class A shares received by holders of Class P shares of certain Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described in the Prospectuses.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(k) for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. Shares of a Fund may also be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time. Certain Funds may not be available for your plan. Please check with your plan administrator.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund may be purchased as an investment under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions. Certain Funds may not be available for your account. Please check with your account administrator.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TRADITIONAL IRAs. For 2017, an individual who has not attained age 70½ may contribute as much as $5,500 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

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(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,500 (or an additional $5,500 in the case of Spousal IRA), for tax year 2017, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,500 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by $1,000 for 2017.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (“MAGI”). If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $62,000 and phased out at $72,000 (for 2017). The deduction threshold level if you are married and file a joint tax return is $99,000 and phased out at $119,000 (for 2017), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2017). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $186,000 and phased out at $196,000 (for 2017).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions. The owner of a traditional IRA must make certain required minimum distributions beginning after age 70½; failure to comply with these rules can result in the imposition of a 50% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2017, the Roth IRA, like the traditional IRA, is subject to a $5,500 ($11,000 for a married couple, $6,500 for individuals over age 50, and $13,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $118,000 and $133,000 ($186,000 - $196,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

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COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund has either elected or intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses incurred in another Underlying Fund in the MainStay Funds of Funds invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute dividends to its shareholders in respect of each taxable year of an amount equal to at least 90% of the sum of its investment company taxable income (as such term is defined in the Internal Revenue Code) and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

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The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund generally must distribute for the calendar year dividends to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (excluding any capital gains or losses) generally for the calendar year, taking into account certain deferrals and elections, (2) 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund on which the Fund did not incur an income tax during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares received equal to the amount of cash the shareholder could have received as the dividend reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Funds of Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from equity and debt securities will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A greater than 60 day holding period and other requirements must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Target Date Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends. Since many of the stocks in which the Funds or Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the preferential rate applicable to qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

If a Fund makes a distribution derived from income earned by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan, pursuant to a securities lending transaction, such income will not constitute qualified dividend income and will not be eligible for the corporate dividends-received deduction. Similar consequences may apply to repurchase and other derivative transactions. Additionally, to the extent any Fund makes distributions of income earned by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not be considered in determining the amount of exempt-interest dividends (defined below) distributed to shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits generally would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in a Fund’s shares generally would be treated as a gain realized from a sale of such shares. A Fund’s capital loss carryforwards, if any, from taxable years beginning before December 23, 2010 do not reduce current earnings and profits even if such carryforwards reduce the Fund’s realized capital gains in the current taxable year. In the case of a Fund with a non-calendar taxable year end, the Fund’s earnings and profits are first allocated to distributions made by the Fund on or before December 31 of the taxable year, and then to distributions made by the Fund after December 31 of such taxable year.

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Distributions by a Fund (other than the MainStay Money Market Fund) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may economically represent a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that calendar year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. Such deferrals and other rules regarding gains and losses recognized after October 31 and December 31 may affect the amount, timing and tax character of shareholder distributions.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Character of Distributions to Shareholders — The MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

The Internal Revenue Code permits the character of federally tax-exempt interest distributed by a regulated investment company to "flow through" as “exempt-interest dividends” to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their income are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by certain U.S. corporations.

Although a significant portion of the distributions by the Funds generally is expected to constitute exempt-interest dividends, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) generally will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers of bonds held by the Funds. The Funds, the Manager and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

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Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from gross income under section 103 of the Internal Revenue Code. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Funds might be considered to have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible to the extent it is deemed related to the Funds’ distributions of exempt-interest dividends.

Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

Federal Income Tax Capital Loss Carryforwards

A net capital loss incurred by a Fund in a taxable year beginning before December 23, 2010 (a “pre-enactment capital loss”) is characterized as a short-term capital loss, and may only be used to offset capital gains realized during the eight taxable year period following the taxable year of such loss. A net capital loss incurred by a Fund in a taxable year beginning after December 22, 2010 (a “post-enactment capital loss”) may be carried forward for an unlimited period, and may be used to offset future capital gains. However, post-enactment capital losses are required to be used to offset such future capital gains before using pre-enactment capital losses. As a result of this ordering rule, pre-enactment capital losses may expire unused. Additionally, any post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses, rather than being considered all short-term capital losses. Accordingly, no capital gain distribution is expected to be paid to shareholders of Funds with capital loss carryforwards until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses.

As of October 31, 2017, the following Funds had capital loss carryforwards approximating the amount indicated for federal income tax purposes, expiring in the taxable year indicated:

FUND	AVAILABLE THROUGH	SHORT TERM CAPITAL LOSS AMOUNT (000'S)	LONG TERM CAPITAL LOSS AMOUNT (000’S)

MainStay Epoch International Choice Fund	Unlimited	73,422	$120,392
MainStay Floating Rate Fund	2018	2,022	0
	2019	3,796	0
	Unlimited	2,387	33,866
MainStay MacKay California Tax Free Opportunities Fund	Unlimited	7,160	-
MainStay MacKay Common Stock Fund	2017	0	0
MainStay MacKay Emerging Markets Debt Fund	Unlimited	409	8,782
MainStay MacKay Emerging Markets Equity Fund	Unlimited	7,725	3,303
MainStay MacKay Global High Income Fund	Unlimited	0	0
MainStay MacKay Government Fund	Unlimited	806	401
MainStay MacKay High Yield Corporate Bond Fund	Unlimited	26,783	251,046
MainStay MacKay High Yield Municipal Bond Fund	Unlimited	554	-
MainStay MacKay International Equity Fund	2019	35,593	0

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MainStay MacKay International Opportunities Fund	Unlimited	1,140	855
MainStay MacKay New York Tax Free Opportunities Fund	Unlimited	3,941	216
MainStay MacKay Short Duration High Yield Fund	Unlimited	438	5,408
MainStay MacKay Tax Free Bond Fund	2019	2,136	0
	Unlimited	21,595	0
MainStay MacKay Total Return Bond Fund	Unlimited	6,692	17,582
MainStay MacKay Unconstrained Bond Fund	Unlimited	24,995	157,125
MainStay Money Market Fund	Unlimited	0	0

The following Funds utilized capital loss carryforwards during the year ended October 31, 2017:

MainStay Epoch Capital Growth Fund	$569,968
MainStay Epoch Global Choice Fund	8,272,063
MainStay Epoch Global Equity Yield Fund	219,931,409
MainStay Epoch International Choice Fund	23,737,045
MainStay Epoch U.S. Small Cap Fund	10,879,224
MainStay Income Builder Fund	48,543,763
MainStay MacKay Common Stock Fund	16,382,773
MainStay MacKay Emerging Markets Debt Fund	1,731,597
MainStay MacKay Emerging Markets Equity Fund	23,984,766
MainStay MacKay High Yield Corporate Bond Fund	68,241,819
MainStay MacKay International Equity Fund	23,084,755
MainStay MacKay International Opportunities Fund	41,380,534
MainStay MacKay Short Duration High Yield Fund	5,584,625
MainStay MacKay Unconstrained Bond Fund	6,237,707

In addition, the following Funds had capital loss carryforwards that expired during the fiscal year ended October 31, 2017.

MainStay Epoch International Choice Fund	41,596,167
MainStay Floating Rate Fund	7,483,658
MainStay MacKay Common Stock Fund	12,687,308
MainStay MacKay International Equity Fund	8,201,034
MainStay MacKay Tax Free Bond Fund	3,951,552
MainStay MacKay Unconstrained Bond Fund	473,003

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains, and are subject to certain limitations with respect to carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and

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prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income distributable to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds acquired by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a Fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in the taxable years to which it is attributable). Recent tax legislation may require current accrual of market discount even without such an election. Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Some of the bonds acquired by a Fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A Fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and thus included in a Fund’s investment company taxable income, will depend upon which of the permitted accrual methods the Fund elects.

Where a Fund acquires a bond at a price that exceeds the bond’s stated redemption price at maturity, the bond is considered to have been acquired at a premium which is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds acquired by the Fund, the Fund would reduce the tax basis of the bonds as well as its investment company taxable income by the amount of amortized premium on such bonds. Upon the sale or other disposition of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, a Fund is required to reduce its tax basis as well as the amount of tax-exempt interest available for distribution to shareholders as exempt-interest dividends by the amount of such amortized premium.

Taxation of Options, Futures Contracts, and Similar Instruments

Some of the options, futures contracts and forward contracts entered into by a Fund may be treated as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end of the Fund’s taxable year as well as on certain other dates prescribed in the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized by the Fund. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by a Fund to treat such gain or loss on certain forwards, futures and options as capital gain or loss.

Distribution of a Fund’s gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle

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rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain by a Fund as if the appreciated position were sold by the Fund.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund generally would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale generally would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Regarding the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from federal income tax, will be taxable income to the Funds.

The diversification requirements applicable to a Fund’s status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, or other financial instruments.

The rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income received (including gains recognized) by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. Such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch Capital Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay International Equity Fund and MainStay MacKay International Opportunities Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Additionally, a Fund may be eligible to make such election if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and

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will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified whether the foreign taxes paid by the Fund will be eligible for such treatment for that year and, if so, such notification will report (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be characterized as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder generally will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Passive Foreign Investment Companies

Certain Funds may invest in shares of foreign corporations which may be treated under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself generally will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have otherwise been characterized as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. However, under recently issued proposed Treasury Regulations, certain income derived by the Fund from a PFIC with respect to which the Fund has made such an election would generally constitute qualifying income for purposes of the 90% gross income requirement described above only to the extent the PFIC makes distributions of that income to the Fund. As such, the Fund may be restricted in its ability to make such election with respect to shares of foreign corporations that could be treated as PFICs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)

Applicable to all Funds except MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund

Under a Notice issued by the IRS, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i)

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cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to Shareholders subject to tax on UBTI (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The IRS Notice also imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate excess inclusion income to shareholders.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report exempt-interest dividends.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under federal income tax law, a Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Money Market Fund), except with respect to certain shareholders exempt from such reporting.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. During February of each calendar year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions paid during the prior calendar year, including, in the case of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

If a shareholder recognizes a loss on a sale or other disposition of Fund shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years for a corporate shareholder), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company that engaged in a reportable transaction are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these reporting requirements does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 24%, in the case of nonexempt shareholders if (1) a shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, a shareholder fails to certify that the shareholder is not subject to backup withholding. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund and/or the MainStay MacKay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

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Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). However, non-U.S. shareholders should refer to the discussion above in respect to Fund investments in certain REITs or in REMIC residual interests.

Applicable to all Funds except MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay Money Market Fund, MainStay MacKay New York Tax Free Opportunities Fund and MainStay MacKay Tax Free Bond Fund

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income or gains earned by a non-U.S. Shareholder from a MainStay Fund is considered to be effectively connected with a U.S. trade or business carried on by the non-U.S. Shareholder, then any dividends or distributions paid to such non-U.S. Shareholder as well as any gains realized by such non-U.S. Shareholder on the sale or exchange of the MainStay Fund’s shares will be subject to U.S. federal income tax at the graduated tax rates applicable to U.S. persons. However, non-U.S. Shareholders may be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above). As such, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a MainStay Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the MainStay Fund or the non-U.S. Shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent designated by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may designate all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when distributed to non-U.S. Shareholders. In the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Moreover, distributions paid to a non-U.S. Shareholder that a MainStay Fund designates as derived from qualified short-term capital gains or from net capital gain will not be eligible to be treated as such by the non-U.S. Shareholder if the distribution is attributable to a REIT’s distribution to the MainStay Fund of a gain from the sale or exchange of U.S. real property or an interest in a “U.S. real property holding corporation,” as discussed below, and if the MainStay Fund’s direct and indirect interests in U.S. real property exceed certain levels discussed below. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and as included in the Internal Revenue Code (“FIRPTA”), a non-U.S. Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such non-U.S. Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a MainStay Fund is subject to U.S. federal tax treatment as a “U.S. real property holding corporation” and is not considered to be domestically controlled under U.S. tax law, any gain realized on the sale or exchange of the shares of such MainStay Fund by a non-U.S. Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of such MainStay Fund’s shares would be subject to U.S. tax treatment as FIRPTA gain. A MainStay Fund will be a “U.S. real property holding corporation” for U.S. federal tax purposes if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

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The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain a MainStay Fund if all of the following requirements are met: (i) the MainStay Fund is treated as a “qualified investment entity” for U.S. federal tax purposes (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) if a non-U.S. Shareholder owns more than 5% of the MainStay Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a MainStay Fund to such non-U.S. Shareholders may also be treated as FIRPTA gain to the extent derived from gain from the disposition of a U.S. real property interest, and therefore generally would be subject to U.S. federal withholding tax, thereby requiring affected non-U.S. Shareholders to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. Shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a MainStay Fund’s shares, distributions made by a MainStay Fund that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable to such non-U.S. Shareholder as ordinary dividends subject to withholding at a 30% or lower treaty rate. It should be noted that the rules set forth above, other than the withholding rules, will apply notwithstanding a MainStay Fund’s participation in a wash sale transaction or its payment of a substitute dividend with respect to such direct or indirect U.S. real property interests.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. Shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. Shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

Applicable to MainStay MacKay California Tax Free Opportunities Fund, MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay New York Tax Free Opportunities Fund, MainStay MacKay Tax Free Bond Fund and MainStay Money Market Fund,

Except as discussed below, distributions by the MainStay Funds to Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the MainStay Funds, including amounts retained by any MainStay Fund which are reported as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. Shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the MainStay Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above); however, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a MainStay Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the MainStay Fund or the non-U.S. shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the MainStay Funds, to the extent reported by the MainStay Funds. There can be no assurance as to whether any of a MainStay Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the MainStay Funds. Depending on the circumstances, a MainStay Fund may report all, some or none of the MainStay Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the MainStay Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. Shareholders. Moreover, in the case of MainStay Fund shares held through an intermediary, the intermediary may have withheld amounts even if the MainStay Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a MainStay Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

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Non-U.S. Shareholders who fail to furnish any MainStay Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 28%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the MainStay Funds may be subject to U.S. estate tax with respect to their MainStay Fund shares.

The MainStay Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the MainStay Funds.

OTHER INFORMATION

Organization and Capitalization

MainStay Funds Trust

MainStay Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

MainStay Funds Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the MainStay Funds Trust are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2013:

• MainStay Cornerstone Growth Fund commenced operations on January 14, 2013;

• Keystone Large Cap Growth Fund was a series of a different registered investment company for which a predecessor entity of Cornerstone Capital Management, LLC served as investment advisor. On December 18, 2012, the shareholders of Keystone Large Cap Growth Fund at a special meeting approved the Keystone Large Cap Growth Fund merging into MainStay Cornerstone Growth Fund, effective January 11, 2013.

• MainStay Growth Equity Fund merged into MainStay Cornerstone Growth Fund, effective January 18, 2013;

• MainStay California Tax Free Opportunities Fund commenced operations on February 28, 2013;

• MainStay 130/30 Core Fund changed its name to MainStay U.S. Equity Opportunities Fund effective February 28, 2013;

• MainStay 130/30 International Fund changed its name to MainStay International Opportunities Fund effective February 28, 2013;

• Effective after the close of business on May 24, 2013, MainStay High Yield Opportunities Fund, formerly a series of Eclipse Funds Inc., merged into a corresponding “shell” series of MainStay Funds Trust;

• Effective July 1, 2013, the MainStay Cornerstone Growth Fund changed its fiscal year end from June 30 to October 31;

• MainStay Emerging Markets Opportunities Fund commenced operations on November 15, 2013;

• Effective February 28, 2014, the MainStay Intermediate Term Bond Fund changed its name to MainStay Total Return Bond Fund;

• MainStay ICAP Global Fund was closed to new purchases on July 1, 2015 and liquidated on September 30, 2015;

• Effective February 29, 2016, the MainStay U.S. Small Cap Fund changed its name to MainStay Epoch U.S. Small Cap Fund;

• MainStay Retirement 2060 Fund commenced operations on February 29, 2016;

• MainStay Epoch Capital Growth Fund commenced operations on June 30, 2016;

• Effective after the close of business on February 17, 2017, MainStay High Yield Opportunities Fund merged into MainStay High Yield Corporate Bond Fund, a series of The MainStay Funds;

• Effective February 28, 2017, the MainStay Emerging Markets Opportunities Fund changed its name to MainStay Emerging Markets Equity Fund;

• Effective March 13, 2017, the MainStay ICAP International Fund changed its name to MainStay Epoch International Choice Fund;

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• Effective May 8, 2017, the MainStay ICAP Equity Fund and the MainStay ICAP Select Equity Fund merged into MainStay Epoch U.S. Equity Yield Fund;

• MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017;

• MainStay Epoch International Small Cap Fund was closed to new purchases on December 15, 2017 and liquidated on February 16, 2018; and

• Effective February 28, 2018, the following name changes occurred:

Old Name	New Name
MainStay California Tax Free Opportunities Fund	MainStay MacKay California Tax Free Opportunities Fund
MainStay Cornerstone Growth Fund	MainStay MacKay Growth Fund
MainStay Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund
MainStay High Yield Municipal Bond Fund	MainStay MacKay High Yield Municipal Bond Fund
MainStay International Opportunities Fund	MainStay MacKay International Opportunities Fund
MainStay New York Tax Free Opportunities Fund	MainStay MacKay New York Tax Free Opportunities Fund
MainStay S&P 500 Index Fund	MainStay MacKay S&P 500 Index Fund
MainStay Short Duration High Yield Fund	MainStay MacKay Short Duration High Yield Fund
MainStay Total Return Bond Fund	MainStay MacKay Total Return Bond Fund
MainStay U.S. Equity Opportunities Fund	MainStay MacKay U.S. Equity Opportunities Fund

Funds not covered under this SAI:

• MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Fund commenced operations on July 11, 2014;

o Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund, and Cushing® Royalty Energy Income Fund were separate series of The Cushing Funds. On July 1, 2014, the shareholders of Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund, and Cushing® Royalty Energy Income Fund at a special meeting approved the respective mergers into the corresponding MainStay Cushing Funds.

• Effective April 30, 2015, the MainStay Short Term Bond Fund changed its fiscal year end from October 31 to April 30;

• Effective June 1, 2015, the MainStay Short Term Bond changed its name to MainStay Tax Advantaged Short Term Bond Fund;

• MainStay Absolute Return Multi-Strategy Fund commenced operations on June 18, 2015;

• Effective April 8, 2016, MainStay Marketfield Fund merged with and into Marketfield Fund, a series of Trust for Professional Managers;

• Effective May 30, 2016, the MainStay Cushing Royalty Energy Income Fund changed its name to MainStay Cushing Energy Income Fund; and

• Effective February 28, 2018, the MainStay Tax Advantaged Short Term Bond Fund changed its name to MainStay MacKay Tax Advantaged Short Term Bond Fund.

The MainStay Funds

The MainStay Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

The MainStay Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of The MainStay Funds are fully paid, non-assessable, redeemable, and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2013:

• MainStay Flexible Bond Opportunities Fund changed its name to the MainStay Unconstrained Bond Fund effective February 28, 2013;

• Effective February 28, 2017, the MainStay Global High Income Fund changed its name to MainStay Emerging Markets Debt Fund;

• Effective February 28, 2017, the MainStay MAP Fund changed its name to MainStay MAP Equity Fund; and

• Effective February 28, 2018, the following name changes occurred:

Old Name	New Name
MainStay Common Stock Fund	MainStay MacKay Common Stock Fund
MainStay Convertible Fund	MainStay MacKay Convertible Fund
MainStay Emerging Markets Debt Fund	MainStay MacKay Emerging Markets Debt Fund
MainStay Government Fund	MainStay MacKay Government Fund
MainStay High Yield Corporate Bond Fund	MainStay MacKay High Yield Corporate Bond Fund
MainStay International Equity Fund	MainStay MacKay International Equity Fund
MainStay Tax Free Bond Fund	MainStay MacKay Tax Free Bond Fund
MainStay Unconstrained Bond Fund	MainStay MacKay Unconstrained Bond Fund

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Special Considerations for the MainStay MacKay S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund, or in the determination or calculation of the equation by which the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Class A, Investor Class, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Board Member Liability

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of The MainStay Funds. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that The MainStay Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust for The MainStay Funds further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the MainStay Funds Trust shall be personally liable for the obligations of the MainStay Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the MainStay Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the MainStay Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the MainStay Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the MainStay Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the MainStay Funds Trust, when acting in such capacity, shall be personally liable to any person other than the MainStay Funds Trust or its shareholders for any act, omission or obligation of the MainStay Funds Trust or any Trustee or officer of the MainStay Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the MainStay Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the MainStay Funds Trust or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or

132

officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the MainStay Funds described in this SAI. KPMG LLP audits the financial statements of the Funds and may provide other audit, tax, and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, as amended, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NYLIM Service Company fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. For purposes of allocating these fees and expenses, each Fund combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets. A Fund's Class R6 shares, if any, are not combined with any other share class for this purpose.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with DST located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to DST per account and per transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, DST deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts. DST will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Funds or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Fund shares held through omnibus accounts.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds, and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

The following table sets forth information concerning beneficial and record ownership, as of January 31, 2018 of the Funds' shares by each person who beneficially or of record owned 5% or more of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2018 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund. A shareholder who controls a Fund may be able to determine the outcome of a proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Manager or Subadvisor.

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NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MainStay Balanced Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,690,748.112	19.57%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	56,322.387	7.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	63,451.803	8.62%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	280,878.641	9.80%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	328,743.478	11.47%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	323,230.913	11.28%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	323,580.322	11.29%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	252,738.207	8.82%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	194,413.701	6.78%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	190,796.174	6.66%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	CHARLES SCHWAB & COMPANY INC	847,664.677	9.47%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	722,941.072	8.08%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	4,598,408.702	51.40%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324

134

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	49,580.717	81.79%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		MATRIX TRUST COMPANY CUST. FBO	8,984.105	14.82%
		SADDLE BUTTE OPERATING, LLC
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	14,370.181	8.87%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	87,319.778	53.92%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		STATE STREET BANK & TRUST FBO	18,158.566	11.21%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		UBS WM USA	10,194.193	6.29%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		PAI TRUST COMPANY, INC.	9,981.427	6.16%
		EMS
		1300 ENTERPRISE DRIVE
		DE PERE WI 54115-4934
		MID ATLANTIC TRUST CO. FBO FBO	8,397.590	5.19%
		BELOIT MEMORAIL HOSPITAL INC ELIGIB
		KRISTINN ARMANN
		BELOIT WI 53511
	CLASS R3	FIIOC FBO	25,785.127	15.79%
		ACCRETIVE TECHNOLOGY GROUP INC 401K
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		STATE STREET BANK AND TRUST	55,774.890	34.15%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		NFS LLC FEBO	9,148.681	5.60%
		JOEL KIRSCHENSTEIN TTEE
		SAGE REALTY GRP PEN PL DEFND
		BENE
		2945 TOWNSGATE RD STE 200
		WESTLAKE VILLAGE CA 91361-5866
		JOHN HANCOCK TRUST COMPANY LLC	38,267.216	23.43%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R6	NEW YORK LIFE INVESTMENT MGMT	768.758	100.00%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay Candriam Emerging Markets Equity	CLASS A	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	29.14%
		SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE

135

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK NY 10010-1655
		CHIKAYO O DENISON	620.490	7.23%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE TRUST CO	1,988.551	23.18%
		CUST FOR THE IRA OF
		MARGO J SPRENGER
		NEW YORK LIFE TRUST CO	3,468.880	40.44%
		CUST FOR THE IRA R/O
		BEATRICE LECHLAK
	INVESTOR	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	53.12%
	CLASS	SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		NEW YORK LIFE TRUST CO	958.773	20.37%
		CUST FOR THE IRA OF
		ROBIN M WAHBY
		NEW YORK LIFE TRUST CO	270.621	5.75%
		CUST FOR THE IRA OF
		MICHELLE VALENCIA
		JOHN D DICRESCENTIS CUST	335.468	7.13%
		MOLLY D SZABO UTMA-MA
		NEW YORK LIFE TRUST CO	410.355	8.72%
		CUST FOR THE IRA OF
		RAY JENNINGS
		PO BOX 545
		TERRY MS 39170-0545
	CLASS C	NEW YORK LIFE INSURANCE COMPANY -	2,500.000	100.00%
		SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS I	NEW YORK LIFE INSURANCE COMPANY -	990,000.000	16.89%
		SSC
		ATTN: ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		NEW YORK LIFE INSURANCE CO	1,199,468.467	20.47%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,303,088.624	22.24%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	830,499.367	14.17%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,537,365.106	26.23%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Conservative Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,217,927.291	16.13%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD

136

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	132,884.525	5.69%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	751,921.406	12.88%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	MERRILL LYNCH PIERCE FENNER &	99,947.275	9.72%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		EVERGREEN TEACHERS ASSOC	84,126.458	8.18%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		BB&T COMPANY OF VA CUST	52,518.086	5.11%
		FBO IPC PROTOTYPE PLAN
		C/O CYNTHIA JONES
		PO BOX 8095
		VIRGINIA BCH VA 23450-8095
		NATIONAL FINANCIAL SERVICES LLC	107,811.235	10.48%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	58,957.492	5.73%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		GREAT-WEST TRUST COMPANY LLC FBO	54,217.858	5.27%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		MID ATLANTIC TRUST COMPANY FBO	148,400.237	14.43%
		WILMINGTON HEALTH, PLLC RETIREMENT
		PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		CHARLES SCHWAB BANK. TTEE	64,924.359	6.31%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	5,993.769	53.11%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NEW YORK LIFE INVESTMENT MGMT	2,441.648	21.63%
		TIMOTHY FLORIN TRA
		C/O MARY AULL

137

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	1,067.862	9.46%
		JEB S RAABE TTEE
		R&H REEFER & TRAILER REPAIR LL
		PSP
		640 COUNTY RD 345
MainStay Epoch Capital Growth Fund	CLASS A	DAVID M SMITH	3,737.282	29.49%
		301 COLE AVE
		BISBEE AZ 85603-1416
		HARRY E BONGARD	1,926.040	15.20%
		TOD REGISTRATION ON FILE
		7300 SCOT TER
		EDEN PRAIRIE MN 55346-3225
		NEW YORK LIFE TRUST CO	1,602.564	12.65%
		CUST FOR THE DCD IRA OF
		JOE W WILLIAMS DCD
		FBO DAVID E WILLIAMS
		8673 E PARKWAY S
		NEW YORK LIFE INSURANCE COMPANY	2,591.362	20.45%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
		CYNTHIA J MOORE	2,711.081	21.39%
		TOD REGISTRATION ON FILE
		138 CENTRAL ST
		FRAMINGHAM MA 01701-4118
	INVESTOR	ANURADHA KALLEY	1,134.336	17.16%
	CLASS	TOD REGISTRATION ON FILE
		9 VALERIE LN
		LAWRENCE TWP NJ 08648-1433
		JACK GORDON	354.291	5.36%
		REBECCA J GORDON JT WROS
		397 W EXCHANGE ST
		CRETE IL 60417-2223
		NEW YORK LIFE TRUST COMPANY	822.352	12.44%
		CUST FOR THE ROTH IRA OF
		DARAYUS NOSHIR KOLAH
		4405 JIM WEST ST
		BELLAIRE TX 77401-5203
		NEW YORK LIFE TRUST COMPANY	386.100	5.84%
		CUST FOR THE ROTH CONVERSION IRA OF
		MUTTAIYA PARAMESVARAN
		43448 25TH ST W
		LANCASTER CA 93536-5212
		NEW YORK LIFE INSURANCE COMPANY	2,589.819	39.19%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
	CLASS C	JAVIER T AVALOS	825.389	21.88%
		TOD REGISTRATION ON FILE
		4425 W INA RD
		TUCSON AZ 85741-2209
		NEW YORK LIFE TRUST CO	374.252	9.92%
		CUST FOR THE IRA OF
		ROBERT P VELASQUEZ
		8208 MIDVALE RD
		YAKIMA WA 98908-9766
		NEW YORK LIFE INSURANCE COMPANY	2,573.149	68.20%
		ATTN ARTHUR SETER
		51 MADISON AVENUE

138

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK NY 10010-1655
	CLASS I	EPOCH INVESTMENT PARTNERS INC	2,510,948.447	27.61%
		ADAM BORAK CFO
		TIMOTHY T TAUSSIG COO
		399 PARK AVE FL 31
		NEW YORK NY 10022-4858
		NEW YORK LIFE INSURANCE CO	630,973.473	6.94%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	921,499.878	10.13%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,587,957.834	17.46%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	786,596.556	8.65%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	519,570.346	5.71%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	510,584.889	5.61%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE COMPANY	511,886.707	5.63%
		ATTN ARTHUR SETER
		51 MADISON AVENUE
		NEW YORK NY 10010-1655
MainStay Epoch Global Choice Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	60,629.305	27.33%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		KENNETH W COLBURN JR &	38,099.085	17.18%
		JULIE A LUCAS JTWROS
		8090 TOBACCO VIEW COURT
		PORT TOBACCO MD 20677-3176
		UBS WM USA	13,029.039	5.87%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	MORGAN STANLEY SMITH BARNEY	4,148.523	5.09%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	16,194.422	19.86%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS

139

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	6,668.507	8.18%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	6,486.043	7.95%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	12,195.174	14.96%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	8,492.896	10.42%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	NEW YORK LIFE INSURANCE CO	837,154.033	9.26%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,469,207.723	16.24%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,499,547.406	27.63%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,088,294.941	12.03%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	814,599.218	9.01%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	516,629.812	5.71%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	828,084.958	9.15%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch Global Equity Yield Fund	CLASS A	RAYMOND JAMES	30,507,702.387	78.05%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER

140

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ST PETERSBURG FL 33716-1100
	INVESTOR	TD AMERITRADE TRUST COMPANY	139,604.762	26.05%
	CLASS	P.O. BOX 17748
		DENVER CO 80217-0748
		JOHN HANCOCK TRUST COMPANY LLC	28,421.452	5.30%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS C	MORGAN STANLEY SMITH BARNEY	1,680,610.475	17.99%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,138,204.916	22.89%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	667,105.628	7.14%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,131,848.851	12.11%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,792,899.399	19.19%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	17,624,481.736	12.76%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	25,054,324.285	18.14%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	17,766,983.352	12.86%
		ATTN: MUTUAL FUNDS DEPT
		TEAM M 333/08-402
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		AMERICAN ENTERPRISE INVESTMENT SVC	7,238,989.071	5.24%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,539.012	10.25%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	12,584.455	83.80%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD

141

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WEEHAWKEN NJ 07086-6761
		ASCENSUS TRUST COMPANY FBO	815.861	5.43%
		FPC CRYSTAL LAKE 401 IK PLAN 68491
		P.O. BOX 10758
		FARGO ND 58106-0758
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	8,516.597	32.12%
		EMMANUEL R. DE LA PAZ, DDS PROFIT S
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NEW YORK LIFE INVESTMENT MGMT	1,562.194	5.89%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MATRIX TRUST COMPANY CUST. FBO	4,183.539	15.78%
		WADE'S WOODWORKING INC 401K PLAN
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	8,117.137	30.61%
		MERRILL CONTRACTING & REMODELING, I
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	1,856.591	7.00%
		FRASCA FOOD AND WINE, INC.
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R6	WELLS FARGO BANK NA FBO	1,110,928.589	19.67%
		CITIZENS ENERGY GROUP RET PLAN
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
		MAC & CO A/C 686360	1,506,259.947	26.68%
		ATTN: MUTUAL FUND OPERATIONS
		500 GRANT STREET
		ROOM 151-1010
		PITTSBURGH PA 15219-2502
		SEI PRIVATE TRUST COMPANY	714,338.567	12.65%
		C/O REGIONS BANK
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		STATE OF INDIANA TRUSTEE	904,974.805	16.03%
		FBO STATE OF INDIANA DCP 401K
		C/O FASCORE LLC
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		LINERCOURSE & CO AS CUST FOR	1,195,088.327	21.16%
		HEB BRAND SVGS & RET PLAN
		1200 CROWN COLONY DR
		M/S CC10313
		QUINCY MA 02169-0938
Mainstay Epoch International Choice Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	253,687.370	27.50%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	212,978.319	23.09%
		1 PERSHING PLAZA

142

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07399-0002
	CLASS C	MORGAN STANLEY SMITH BARNEY	16,864.162	5.52%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	16,628.047	5.44%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	175,178.264	57.31%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	2,210,371.690	14.43%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	1,199,739.273	7.83%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,127,629.280	20.42%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,894,269.212	12.37%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,044,310.451	6.82%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R1	PERSHING LLC	1,309.182	16.37%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		STATE STREET BANK AND TRUST	3,516.040	43.98%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		MATRIX TRUST COMPANY CUST. FBO	2,025.343	25.33%
		LOADPATH, LLC 401(K) PLAN
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	73,558.023	12.40%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	107,909.204	18.19%

143

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		STATE STREET BANK AND TRUST	328,290.820	55.35%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
	CLASS R3	MERRILL LYNCH PIERCE FENNER &	41,167.389	20.39%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	42,047.597	20.83%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		STATE STREET BANK AND TRUST	65,991.578	32.69%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		MG TRUST COMPANY CUST. FBO	10,765.784	5.33%
		NORTH BAY FAMILY MEDICAL CLINI
		717 17TH ST STE 1300
		DENVER CO 80202-3304
MainStay Epoch U.S. All Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	393,112.212	28.29%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	13,660.638	7.54%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	19,250.446	9.61%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	11,931.404	5.96%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	24,532.674	12.25%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	11,756.651	5.87%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	NEW YORK LIFE PROGRESS-SHARING	6,300,149.135	25.37%

144

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NATIONAL FINANCIAL SERVICES LLC	2,786,223.959	11.22%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	1,638,028.451	6.60%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,708,798.151	14.94%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		NEW YORK LIFE INSURANCE CO	2,401,604.315	9.67%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,468,721.192	5.91%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Epoch U.S. Equity Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,336,538.630	15.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	389,172.038	11.94%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	577,899.658	17.74%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	167,686.747	5.15%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	280,373.310	8.60%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	265,646.857	8.15%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	284,551.241	8.73%
		OMNIBUS FOR MUTUAL FUNDS

145

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MERRILL LYNCH PIERCE FENNER &	326,270.527	10.01%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	CHARLES SCHWAB & COMPANY INC	4,635,832.618	13.34%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	6,660,052.187	19.16%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	1,787,498.568	5.14%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,917,357.129	5.52%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,316,287.401	6.66%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R1	PERSHING LLC	35,415.210	48.22%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		FRONTIER TRUST COMPANY FBO	4,013.357	5.46%
		BUCKMAN, BUCKMAN & REID 401(K) AND
		PO BOX 10758
		FARGO ND 58106-0758
		NFS LLC FEBO	15,728.748	21.42%
		TRANSAMERICA LIFE INS COMPANY
		1150 S OLIVE ST
		LOS ANGELES CA 90015-2211
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	110,715.843	31.53%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		STATE STREET BANK AND TRUST	49,219.555	14.02%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		NATIONWIDE TRUST COMPANY FSB	104,941.382	29.88%
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029
	CLASS R3	MORGAN STANLEY SMITH BARNEY	23,121.895	7.91%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR

146

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07311
		STATE STREET BANK AND TRUST	109,587.780	37.50%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		ASCENSUS TRUST COMPANY FBO	15,808.025	5.41%
		LAW OFFICES OF ROBERT W. RIPLEY AND
		P.O. BOX 10758
		FARGO ND 58106-0758
		FRONTIER TRUST COMPANY FBO	25,658.088	8.78%
		WATSON FAMILY DENTISTRY EE SAVINGS
		PO BOX 10758
		FARGO ND 58106-0758
	CLASS R6	SEI PRIVATE TRUST COMPANY	36,804.966	98.50%
		C/O ID 243 JOHNSON TRUST ETS
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
MainStay Epoch U.S. Small Cap Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,149,116.068	20.76%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	92,649.347	14.06%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	115,496.028	17.53%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	74,028.935	11.24%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	55,377.759	8.41%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE PROGRESS-SHARING	2,454,010.445	21.95%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INSURANCE CO	1,542,911.790	13.80%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,382,914.925	12.37%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	726,546.235	6.50%
		MAINSTAY CONSERV ALLOCATION FUND

147

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,685,298.816	24.02%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	1,613.522	49.78%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		FRONTIER TRUST COMPANY FBO	1,091.041	33.66%
		KEVIN AYRES IND 401K 472171
		P.O. BOX 10758
		FARGO ND 58106-0758
		MG TRUST COMPANY CUST. FBO	536.676	16.56%
		ARLINGTON CENTRAL SCHOOL DIST 403B
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,637.798	34.41%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	342.144	7.19%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RELIANCE TRUST CO CUSTODIAN	2,779.337	58.40%
		FBO PENTEGRA OMNIBUS
		PO BOX 48529
		ATLANTA GA 30362-1529
	CLASS R3	PM ALLIANCE INC 401K PLAN 401K	503.030	9.17%
		THOMAS STEVENS TTEE
		FBO CHARLES R HUNT
		PO BOX 621
		TUCKER GA 30085-0621
		NEW YORK LIFE INVESTMENT MGMT	1,140.650	20.80%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		JERSEY CITY NJ 07302-4600
		MONTEBELLO PROFESSIONAL PHARMACY	2,092.456	38.15%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
		NFS LLC FEBO	953.184	17.38%
		AKINWUNMI O ODUSOLA TTEE
		HEALTHYBENEFITSRX INDIVIDUAL
		401K
		71 PROBASCO RD
		EAST WINDSOR NJ 08520-5534
MainStay Floating Rate Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	11,069,392.043	28.35%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL

148

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	6,107,573.126	15.64%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS B	MERRILL LYNCH PIERCE FENNER &	103,007.400	16.03%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	58,687.274	9.13%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	45,361.509	7.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	91,664.139	14.27%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	MORGAN STANLEY SMITH BARNEY	1,334,537.622	8.41%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,181,632.630	7.45%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,504,823.453	9.48%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	1,075,515.137	6.78%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,023,813.308	6.45%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	4,435,316.434	27.95%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
	CLASS I	CHARLES SCHWAB & CO INC	18,350,916.435	18.40%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET

149

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1905
		CHARLES SCHWAB & CO INC	16,973,905.945	17.02%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		BAND & CO US BANK	13,166,190.778	13.20%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
		RAYMOND JAMES	5,827,790.317	5.84%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		COLORADO OFFICIALS & EE RET ASSOC	6,846,370.494	6.86%
		CCOERA 401A & 457 PLANS
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	759.076	11.75%
		TRUST
		CLAINE D JUDY PRESIDENT
		3688 SUMMIT DRIVE
		POCATELLO ID 83201
		NEW YORK LIFE INVESTMENT MGMT	3,015.187	46.67%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MID ATLANTIC TRUST COMPANY FBO	2,686.261	41.58%
		TRIANGLE SPORTS INC 401(K) PROFIT S
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
MainStay Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,767,521.288	11.58%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	261,720.761	14.43%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	MERRILL LYNCH PIERCE FENNER &	27,247.385	6.74%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	48,232.636	11.93%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		EVERGREEN TEACHERS ASSOC	61,470.424	15.21%
		HEALTH & WELFARE TRUST
		PO BOX 5057
		SAN JOSE CA 95150-5057
		NEW YORK LIFE AGENTS	79,547.765	19.68%
		REINSURANCE COMPANY
		C/O CHRIS FIEND
		30 HUDSON ST 23RD FLOOR

150

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07302-4600
		NYLARC HOLDINGS COMPANY	33,273.761	8.23%
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NATIONAL FINANCIAL SERVICES LLC	41,945.738	10.38%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		AMERICAN ENTERPRISE INVESTMENT SVC	41,315.619	10.22%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R3	NFS LLC FEBO	7,271.480	37.06%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		947 S GRAMERCY DR
		LOS ANGELES CA 90019-2209
		MATRIX TRUST COMPANY CUST. FBO	1,154.640	5.88%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NFS LLC FEBO	1,803.097	9.19%
		BARBARA KLAFF TTEE
		CAPE CONSTRUCTION LLC PSP
		FBO GARRICK BLOUNT
		1206 LASKIN RD STE 150
		VIRGINIA BEACH VA 23451-5267
		PM ALLIANCE INC 401K PLAN	2,728.528	13.91%
		THOMAS STEVENS TTEE
		FBO CHARLES R HUNT
		PO BOX 621
		TUCKER GA 30085-0621
		NEW YORK LIFE INVESTMENT MGMT	2,110.769	10.76%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		BARBERIO ENTERPRISES INC PSP	2,800.867	14.27%
		DBA WESTCO SRVCE CO
		MARIA BARBERIO TTEE
		9691 SUNLAND BLVD
		SUNLAND CA 91040-1450
MainStay Income Builder Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,592,004.183	13.73%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	1,811,548.609	5.41%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS B	MERRILL LYNCH PIERCE FENNER &	217,727.603	11.34%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T99
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	137,467.967	7.16%
		FOR THE EXCLUSIVE BENEFIT OF OUR

151

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	106,252.248	5.53%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	163,718.901	8.53%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	1,371,538.010	10.09%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,442,783.070	10.61%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	823,229.268	6.05%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	734,744.712	5.40%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	2,574,693.503	18.94%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	964,551.202	7.09%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,881,305.466	13.84%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	1,542,336.862	11.34%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	2,203,424.408	5.73%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	6,328,902.397	16.46%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	3,128,568.105	8.14%
		690 CANTON ST STE 100

152

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	5,461,971.646	14.21%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		LPL FINANCIAL	3,522,001.439	9.16%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	2,862,495.063	7.44%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	2,448,605.140	6.37%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	3,413,030.613	8.88%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	120,593.490	57.21%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		UBS WM USA	26,415.426	12.53%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	18,935.894	8.98%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		MATRIX TRUST COMPANY CUST. FBO	15,343.703	7.28%
		BRANDYWINE EYE CENTER, PA
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY CUST. FBO	27,742.537	13.16%
		UNITED ASSOC GEN OFFICERS AND EMPLO
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
	CLASS R3	NFS LLC FEBO	1,253.995	13.07%
		ADITYA VERMA P/ADM
		ADITYA VERMA MD INC 401K PSP
		AND TR
		VISALIA CA 93291-5322
		ADITYA VERMA MD INC DEFINED BENEFIT	777.430	8.10%
		ADITYA VERMA TTEE
		5448 W DE LAS ROBLES
		VISALIA CA 93291-5322

153

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ADITYA VERMA MD INC DEFINED BENEFIT	510.830	5.33%
		ADITYA VERMA TTEE
		5448 W DE LAS ROBLES
		VISALIA CA 93291-5322
		NEW YORK LIFE INVESTMENT MGMT	1,577.992	16.45%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	5,390.836	56.20%
		PHILIP E LISLE
		CAMERON COY TTEE
		YA DEFINED BENEFIT PLAN
		1132 OLYMPIC DR
		CORONA CA 92881-3390
MainStay Indexed Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	659,907.668	33.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	242,630.898	12.43%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	NORTHERN INYO COUNTY LOCAL	1,046,901.038	9.20%
		HOSPITAL DISTRICT
		C/O VICTORIA ALEXANDER-LANE
		150 PIONEER LN
		BISHOP CA 93514-2599
		JOHN HANCOCK TRUST COMPANY LLC	1,170,398.805	10.28%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		MAINSTAY RETIREMENT 2010 FUND	659,035.678	5.79%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	844,537.251	7.42%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	6,111,680.540	53.70%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay Large Cap Growth Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	12,921,474.374	14.13%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	25,280,044.861	27.64%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & COMPANY INC	9,275,958.470	10.14%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905

154

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	INVESTOR	TAYNIK & CO	667,386.686	5.67%
	CLASS	C/O INVESTORS BANK & TRUST
		PO BOX 5501
		BOSTON MA 02206-5501
		PIMS/PRUDENTIAL RETIREMENT	1,106,291.684	9.40%
		AS NOMINEE FOR THE TTEE/CUST PL 764
		MSX INTERNATIONAL, INC.
		26555 EVERGREEN ROAD
		SUITE 1300
		SOUTHFIELD MI 48076-4255
		DCGT AS TTEE AND/OR CUST	943,536.687	8.02%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS B	MERRILL LYNCH PIERCE FENNER &	222,437.036	5.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	198,532.809	5.05%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	4,211,839.814	15.20%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	10,349,552.646	37.35%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,655,388.399	5.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	2,767,973.855	9.99%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	2,069,544.200	7.47%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,556,685.369	5.62%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	59,253,361.288	8.72%
		SMITH INC - FOR THE SOLE BENEFIT

155

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	78,208,271.680	11.51%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	152,963,709.950	22.51%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	55,299,902.381	8.14%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		JOHN HANCOCK TRUST COMPANY LLC	47,579,988.238	7.00%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		WELLS FARGO BANK FBO	44,008,097.829	6.48%
		VARIOUS RETIREMENT PLANS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076
	CLASS R1	CHARLES SCHWAB & CO INC	34,847,476.928	21.98%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		TIAA, FSB CUST/TTEE FBO:	12,680,197.508	8.00%
		RETIREMENT PLANS FOR WHICH
		TIAA ACTS AS RECORDKEEPER
		ATTN: TRUST OPERATIONS
		211 N BROADWAY STE 1000
		SAINT LOUIS MO 63102-2748
		NFS LLC FEBO	56,811,086.798	35.83%
		STATE STREET BANK TRUST CO
		TTEE VARIOUS RETIREMENT PLANS
		440 MAMARONECK AVE
		HARRISON NY 10528-2418
		NFS LLC FEBO	20,283,840.582	12.79%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	11,796,479.943	37.27%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	1,804,821.295	5.70%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		JOHN HANCOCK TRUST COMPANY LLC	2,006,321.492	6.34%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		STATE STREET BANK AND TRUST	2,219,150.539	7.01%

156

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
	CLASS R3	MERRILL LYNCH PIERCE FENNER &	974,902.666	13.01%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK AND TRUST	1,046,117.360	13.96%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		VOYA RETIREMENT INSURANCE AND	2,032,286.014	27.12%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		DCGT AS TTEE AND/OR CUST	396,418.213	5.29%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS R6	CHARLES SCHWAB & CO INC	18,419,681.749	8.54%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		VANGUARD FIDUCIARY TRUST CO	18,066,965.072	8.37%
		PO BOX 2600 VM 613
		ATTENTION: OUTSIDE FUNDS
		VALLEY FORGE PA 19482-2600
		WELLS FARGO BANK FBO	11,028,472.124	5.11%
		VARIOUS RETIREMENT PLANS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-1076
		NFS LLC FEBO	58,140,775.680	26.95%
		FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS (401K) FINOPS-IC FUNDS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1987
		PIMS/PRUDENTIAL RETIREMENT	15,043,911.366	6.97%
		AS NOMINEE FOR THE TTEE/CUST PL 763
		FERGUSON ENTERPRISES, INC.
		12500 JEFFERSON AVE
		NEWPORT NEWS VA 23602-4314
MainStay MacKay California Tax Free Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	776,950.747	7.60%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,716,253.857	26.56%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,636,867.993	16.00%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

157

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	545,710.540	5.34%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	1,142,619.403	11.17%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	746,285.959	7.30%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS C	MORGAN STANLEY SMITH BARNEY	328,580.316	12.17%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	623,601.268	23.10%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	196,079.422	7.26%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	305,079.867	11.30%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	354,199.371	13.12%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	311,425.588	11.54%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RBC CAPITAL MARKETS LLC	139,678.139	5.17%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
		RAYMOND JAMES	150,897.512	5.59%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	2,796,806.548	17.57%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	7,949,598.307	49.95%
		SMITH INC - FOR THE SOLE BENEFIT

158

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,491,225.269	9.37%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	912,515.118	5.73%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
MainStay MacKay Common Stock Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	549,062.973	24.16%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	118,010.095	5.19%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	14,086.002	5.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS C	MORGAN STANLEY SMITH BARNEY	88,570.252	12.94%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	132,855.646	19.41%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	117,333.242	17.14%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	62,141.347	9.08%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	44,170.924	6.45%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	ROMAN CATHOLIC BISHOP OF	191,142.055	5.32%
		PORTLAND A CORPORATION SOLE
		C/O DAVID TWOMEY
		NATIONAL FINANCIAL SERVICES LLC	184,764.647	5.15%

159

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CAPINCO C/O US BANK	387,302.803	10.79%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
		MAINSTAY RETIREMENT 2020 FUND	225,254.055	6.27%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2030 FUND	730,505.108	20.34%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2040 FUND	726,381.215	20.23%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2050 FUND	392,856.493	10.94%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R3	NFS LLC FEBO	319.688	8.79%
		JACK C HOEY CHERYL A HOEY TTEE VALL
		EY DENTAL CARE DBP LIBBY ERICKSON
		NFS LLC FEBO	1,694.743	46.57%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		NEW YORK LIFE INVESTMENT MGMT	1,378.121	37.87%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay MacKay Convertible Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	6,399,065.541	22.47%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		CHARLES SCHWAB & CO INC	2,044,610.629	7.18%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
	CLASS B	MERRILL LYNCH PIERCE FENNER &	72,254.462	6.69%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	67,625.115	6.26%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	864,902.285	18.03%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	701,061.366	14.62%

160

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	393,415.384	8.20%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	391,460.006	8.16%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	461,098.398	9.61%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	363,845.272	7.59%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	274,855.697	5.73%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	1,695,297.171	5.68%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	3,116,510.208	10.44%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	4,456,661.812	14.93%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	3,374,880.079	11.31%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	2,081,770.213	6.97%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		AMERICAN ENTERPRISE INVESTMENT SVC	1,753,055.039	5.87%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay Emerging Markets Debt Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,485,321.207	35.30%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

161

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	51,212.015	9.99%
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	47,597.369	9.29%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	47,007.818	9.17%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	365,124.969	14.52%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	168,387.222	6.69%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	271,796.502	10.81%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	142,117.094	5.65%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	380,911.666	15.14%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	308,293.305	12.26%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	136,620.249	7.97%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	191,324.868	11.16%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	89,222.678	5.21%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

162

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	295,697.809	17.25%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	219,328.930	12.80%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MITRA & CO FBO NG	507,605.943	29.61%
		C/O M&I TRUST CO., NA
		11270 WEST PARK PLACE
		SUITE 400 ATTN: MUTUAL FUNDS
		MILWAUKEE WI 53224-3638
MainStay MacKay Emerging Markets Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	524,398.172	40.92%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	183,995.842	14.36%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	169,280.026	13.21%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	67,323.717	28.71%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	21,850.569	9.32%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		RAYMOND JAMES	75,583.580	32.23%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	2,167,870.227	20.06%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,148,227.077	29.13%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,509,346.748	13.97%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR

163

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	3,853,909.934	35.66%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
MainStay MacKay Government Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	837,748.624	8.78%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	35,833.183	6.77%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T88
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	29,403.741	5.56%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS C	MERRILL LYNCH PIERCE FENNER &	99,398.888	9.53%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	142,282.023	13.64%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	54,690.088	5.24%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	150,423.219	14.42%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	120,961.744	11.59%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MERRILL LYNCH PIERCE FENNER &	167,331.675	19.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	284,111.793	33.84%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		UBS WM USA	42,873.923	5.11%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI

164

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	123,479.834	14.71%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		THE NORTHERN TRUST COMPANY	122,035.895	14.54%
		FBO SC JOHNSON & SON
		PO BOX 92956
		CHICAGO IL 60675-0001
MainStay MacKay Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	786,612.780	6.54%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	16,179.173	10.51%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	13,336.226	8.67%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		RBC CAPITAL MARKETS LLC	7,756.000	5.04%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		RAYMOND JAMES	20,272.824	13.17%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
	CLASS I	MAINSTAY RETIREMENT 2030 FUND	202,308.299	8.03%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		MAINSTAY RETIREMENT 2040 FUND	165,236.163	6.56%
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	430,812.982	17.10%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	438,653.011	17.41%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	152,454.863	6.05%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	557,728.900	22.14%
		MAINSTAY MODERATE GROWTH ALLOC FD

165

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	1,258.953	78.70%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		ASCENSUS TRUST COMPANY FBO	340.665	21.30%
		MESHOPPEN STONE INC. 401(K) 206469
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay MacKay High Yield Corporate Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	144,134,154.302	22.81%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	1,444,079.886	8.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T95
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,124,135.494	6.34%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	2,763,979.634	15.59%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	1,250,409.456	7.05%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	10,649,584.367	9.37%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	7,220,046.601	6.35%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	12,437,170.238	10.94%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	7,026,062.215	6.18%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	7,606,180.098	6.69%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091

166

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CHARLES SCHWAB & CO INC	6,991,979.692	6.15%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	12,583,970.608	11.07%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	7,636,106.377	6.72%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	MORGAN STANLEY SMITH BARNEY	42,806,892.169	6.16%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		CHARLES SCHWAB & COMPANY INC	58,895,809.705	8.47%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	50,631,675.733	7.28%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	86,730,289.783	12.47%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	139,445,193.376	20.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MFD STREETSIDE LOCATION	97,097,582.247	13.97%
		ATTN DENEENA HANRAHAN
		700 MARYVILLE CENTRE DR
		ST LOUIS MO 63141-5824
	CLASS R1	NEW YORK LIFE INVESTMENT MGMT	6,091.250	98.71%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	288,877.813	19.77%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		STATE STREET BANK & TRUST FBO	272,196.526	18.62%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		UBS WM USA	168,605.337	11.54%
		OMNI ACCOUNT M/F

167

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	NFS LLC FEBO	7,016.062	11.16%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		947 S GRAMERCY DR
		LOS ANGELES CA 90019-2209
		ONZA RACING CORP DEF BENEFIT PLAN	17,526.819	27.88%
		HAMILTON CHEN TTEE
		9800 RESEARCH DR
		IRVINE CA 92618-4310
		NFS LLC FEBO	4,381.705	6.97%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		1750 EL CAMINO REAL STE 102
		BURLINGAME CA 94010-3210
		MONTEBELLO PROFESSIONAL PHARMACY	10,243.577	16.29%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
		NFS LLC FEBO	5,133.036	8.16%
		AKINWUNMI O ODUSOLA TTEE
		HEALTHYBENEFITSRX INDIVIDUAL
		401K
		71 PROBASCO RD
		EAST WINDSOR NJ 08520-5534
	CLASS R6	CHARLES SCHWAB & CO INC	204,347,597.621	92.01%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
MainStay MacKay High Yield Municipal Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	8,081,118.848	10.93%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	8,213,408.293	11.11%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	14,243,063.651	19.26%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	8,108,803.387	10.97%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	5,930,647.396	8.02%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	6,499,709.353	8.79%
		OMNIBUS FOR MUTUAL FUNDS

168

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	MORGAN STANLEY SMITH BARNEY	4,444,252.476	13.84%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	7,529,225.615	23.44%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	3,983,409.845	12.40%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	3,254,150.335	10.13%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	4,072,121.741	12.68%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	1,644,900.581	5.12%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	14,713,900.935	8.39%
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	43,712,841.751	24.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	27,501,161.448	15.69%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	10,768,787.949	6.14%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	16,190,883.729	9.24%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	10,368,816.561	5.91%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET

169

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ST LOUIS MO 63103-2523
		UBS WM USA	13,100,985.048	7.47%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	12,268,460.517	7.00%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	10,404,687.310	5.93%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay International Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	733,084.634	20.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	20,180.469	5.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	27,736.052	5.10%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	109,394.407	20.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	50,649.899	9.32%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	69,894.665	12.86%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	37,024.136	6.81%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	52,286.436	9.62%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INS CO EMPLOYEES	1,289,145.600	10.16%
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE INS. CO. AGENTS'	1,291,345.810	10.18%

170

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		HEALTH AND LIFE BENEFIT
		TRUST LIFE BENEFITS
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NEW YORK LIFE FOUNDATION	668,972.247	5.27%
		51 MADISON AVE BSMT 1B RM 252
		NEW YORK NY 10010-1655
		NEW YORK LIFE PROGRESS-SHARING	5,617,879.075	44.27%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
		NATIONAL FINANCIAL SERVICES LLC	1,039,111.343	8.19%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	137,193.098	90.92%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	ASCENSUS TRUST COMPANY FBO	6,516.662	7.84%
		BLUEMARK CAPITAL 401(K) 208754
		P.O. BOX 10758
		FARGO ND 58106-0758
		MERRILL LYNCH PIERCE FENNER &	50,813.800	61.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		FIIOC FBO	6,963.748	8.38%
		ALLIANT ASSET MANAGEMENT CO LLC
		401 (K) PSP
		100 MAGELLAN WAY
		KWIC
		COVINGTON KY 41015-1987
		FRONTIER TRUST COMPANY FBO	4,884.073	5.88%
		FLEXIINTERNATIONAL SOFTWARE, INC.
		PO BOX 10758
		FARGO ND 58106-0758
	CLASS R3	FIIOC FBO	3,919.827	5.15%
		METZ WOOD HARDER INC 401K PSP
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		MASS MUTUAL LIFE INSURANCE CO	11,887.090	15.62%
		1295 STATE ST # C105
		SPRINGFIELD MA 01111-0001
		DR. KAM FBO	5,900.550	7.75%
		DAVID N KAM DDS PC 401(K) PROFIT SH
		FRONTIER TRUST COMPANY FBO	11,946.733	15.70%
		CHATTANOOGA'S PROGRAM IN WOMENS
		ONCOLOGY 401K
		PO BOX 10758
		FARGO ND 58106-0758
		MG TRUST COMPANY CUST. FBO	5,386.757	7.08%
		INTERNATIONAL PRODUCTS CORPORATION
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304

171

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PAI TRUST COMPANY, INC.	6,668.709	8.76%
		OA TAX PARTNERS, LTD 401(K) P/S PLA
		1300 ENTERPRISE DRIVE
		DE PERE WI 54115-4934
		MID ATLANTIC TRUST COMPANY FBO	6,628.896	8.71%
		CMR USA LLC 401(K) PROFIT SHARING P
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
MainStay MacKay International Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	321,288.048	5.50%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	1,555,887.910	26.62%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	730,667.151	12.50%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	311,533.993	5.33%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	423,154.528	7.24%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	457,174.174	7.82%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		UBS WM USA	322,232.554	5.51%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		AMERICAN ENTERPRISE INVESTMENT SVC	337,825.995	5.78%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	INVESTOR	MATRIX TRUST COMPANY TRUSTEE	28,506.508	6.11%
	CLASS	LIGHTING DYNAMICS INC. 401(K) PSP
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		CHARLES SCHWAB & COMPANY INC	60,964.354	13.07%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
	CLASS C	MORGAN STANLEY SMITH BARNEY	769,532.398	16.05%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	798,453.843	16.65%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

172

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PERSHING LLC	282,141.145	5.89%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	534,376.713	11.15%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	358,986.348	7.49%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	617,743.732	12.89%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	758,376.599	15.82%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	4,233,900.147	6.02%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	5,211,685.401	7.41%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	5,301,454.593	7.54%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	13,553,502.542	19.28%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	8,101,286.849	11.52%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	4,486,824.092	6.38%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		AMERICAN ENTERPRISE INVESTMENT SVC	6,896,511.504	9.81%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
Mainstay MacKay New York Tax Free Opportunities Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	4,795,442.388	32.10%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,693,550.754	18.03%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS

173

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	1,562,110.290	10.46%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	2,277,304.706	15.24%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	INVESTOR	BRENDA HANNON	2,934.937	8.95%
	CLASS	TOD REGISTRATION ON FILE
	CLASS C	MORGAN STANLEY SMITH BARNEY	969,667.296	20.46%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	1,845,989.026	38.95%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	719,171.903	15.18%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	274,239.154	5.79%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	1,298,048.375	18.99%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	2,727,795.465	39.91%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	421,575.034	6.17%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		UBS WM USA	730,879.857	10.69%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		AMERICAN ENTERPRISE INVESTMENT SVC	972,064.497	14.22%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay S&P 500 Index Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,776,276.669	15.51%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JOHN HANCOCK TRUST COMPANY LLC	1,444,416.507	12.61%
		690 CANTON ST STE 100

174

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	11,975,184.446	82.08%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
MainStay MacKay Short Duration High Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	23,547,399.450	60.98%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	4,139,968.574	10.72%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
	CLASS C	MORGAN STANLEY SMITH BARNEY	473,385.296	9.38%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	450,501.536	8.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	665,293.997	13.19%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	392,685.864	7.78%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	261,916.262	5.19%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	904,789.890	17.93%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		AMERICAN ENTERPRISE INVESTMENT SVC	350,164.286	6.94%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	9,270,245.186	14.77%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	5,916,186.328	9.43%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	8,938,704.583	14.25%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR

175

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	6,101,696.707	9.72%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NEW YORK LIFE INSURANCE CO	4,697,302.971	7.49%
		MAINSTAY VP MODERATE GROWTH ALLOC
		(57230
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		AMERICAN ENTERPRISE INVESTMENT SVC	3,954,470.680	6.30%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R2	PERSHING LLC	1,311.401	15.38%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE INVESTMENT MGMT	3,132.223	36.73%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	4,084.991	47.90%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	709.381	14.49%
		TRUST
		CLAINE D JUDY PRESIDENT
		NFS LLC FEBO	1,261.655	25.78%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		1750 EL CAMINO REAL STE 102
		BURLINGAME CA 94010-3210
		NEW YORK LIFE INVESTMENT MGMT	2,923.412	59.73%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay MacKay Tax Free Bond Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	11,913,990.152	7.40%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T79
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	93,207,044.541	57.93%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MORGAN STANLEY SMITH BARNEY	744,671.810	44.47%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	118,646.808	7.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T83

176

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	104,822.961	6.26%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	209,736.006	12.53%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	2,927,336.157	12.39%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	5,416,241.723	22.93%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,259,298.195	5.33%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	3,968,586.375	16.80%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	2,930,780.679	12.41%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS I	MORGAN STANLEY SMITH BARNEY	15,690,401.137	14.48%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	45,967,938.819	42.42%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	5,489,960.460	5.07%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		NATIONAL FINANCIAL SERVICES LLC	6,408,522.275	5.91%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		WELLS FARGO CLEARING SERVICES LLC	5,434,197.543	5.01%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	13,082,580.796	12.07%
		OMNI ACCOUNT M/F

177

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
MainStay MacKay Total Return Bond Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	308,064.234	5.97%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,389,689.059	26.95%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	MERRILL LYNCH PIERCE FENNER &	37,078.099	9.04%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	30,216.828	7.36%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	45,663.733	11.13%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	26,832.442	6.54%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	77,922.444	18.99%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	105,283.906	5.77%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	193,244.356	10.59%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	229,590.766	12.58%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	206,304.530	11.30%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	258,543.106	14.16%
		OMNI ACCOUNT M/F

178

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	143,987.278	7.89%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	10,463,728.160	9.50%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	6,763,476.696	6.14%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		UBATCO & CO	24,033,402.966	21.82%
		FBO COLLEGE SAVINGS GROUP
		PO BOX 82535
		LINCOLN NE 68501-2535
		UBATCO & CO FBO ACES TRUST FUND	9,254,540.703	8.40%
		6811 S 27TH ST
		LINCOLN NE 68512-4823
		AMERICAN ENTERPRISE INVESTMENT SVC	24,823,057.150	22.54%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	395,921.610	99.41%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT	2,697.074	28.79%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		UBS WM USA	6,672.068	71.21%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	NFS LLC FEBO	1,177.154	27.40%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		NEW YORK LIFE INVESTMENT MGMT	2,522.184	58.71%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	594.265	13.83%
		JACK C HOEY CHERYL A HOEY TTEE VALL
		EY DENTAL CARE DBP LIBBY ERICKSON
	CLASS R6	NEW YORK LIFE INVESTMENT MGMT	2,548.892	97.27%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
MainStay MacKay U.S. Equity Opportunities Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,727,278.546	35.88%
		FOR THE EXCLUSIVE BENEFIT OF OUR

179

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	1,015,689.525	7.71%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		RAYMOND JAMES	1,204,620.739	9.14%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	1,018,874.093	7.73%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS C	MORGAN STANLEY SMITH BARNEY	2,077,206.130	16.82%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	879,373.481	7.12%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	800,918.768	6.49%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	1,731,580.272	14.02%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		UBS WM USA	855,890.750	6.93%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	2,273,683.408	18.41%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	2,135,755.630	17.30%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	NEW YORK LIFE INSURANCE CO	5,406,993.017	7.02%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	12,639,315.866	16.42%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	7,523,506.319	9.77%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	4,466,797.213	5.80%
		MAINSTAY GROWTH ALLOCATION FUND

180

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	5,195,332.773	6.75%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	7,521,873.126	9.77%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		RAYMOND JAMES	3,924,839.603	5.10%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	8,086,106.378	10.50%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
MainStay MacKay Unconstrained Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY	2,521,206.668	7.95%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	7,096,419.539	22.36%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		CHARLES SCHWAB & COMPANY INC	2,564,056.249	8.08%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		UBS WM USA	1,720,223.591	5.42%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS B	MERRILL LYNCH PIERCE FENNER &	212,230.041	13.11%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	251,157.166	15.52%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		PERSHING LLC	171,498.857	10.60%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	190,365.782	11.76%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	MORGAN STANLEY SMITH BARNEY	2,251,944.872	12.60%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311

181

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCH PIERCE FENNER &	2,290,529.547	12.82%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		NATIONAL FINANCIAL SERVICES LLC	1,391,872.511	7.79%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		LPL FINANCIAL	931,228.052	5.21%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	2,660,781.626	14.89%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	1,502,989.366	8.41%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	2,299,836.907	12.87%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		AMERICAN ENTERPRISE INVESTMENT SVC	951,347.723	5.32%
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	MORGAN STANLEY SMITH BARNEY	7,380,954.116	7.87%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR
		JERSEY CITY NJ 07311
		MERRILL LYNCH PIERCE FENNER &	8,112,264.651	8.65%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		CHARLES SCHWAB & COMPANY INC	5,983,301.418	6.38%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		LPL FINANCIAL	7,008,355.198	7.47%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	10,274,330.727	10.95%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		WELLS FARGO CLEARING SERVICES LLC	9,004,269.843	9.60%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	6,431,912.643	6.85%

182

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	7,101,943.452	7.57%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		MATRIX AS TTEE	6,309,104.537	6.72%
		FBO SHEET METAL WORKERS LOCAL
		104 (+BALX.U)
		PO BOX 52129
		PHOENIX AZ 85072-2129
	CLASS R2	UBS WM USA	80,794.237	89.83%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN &	793.119	5.76%
		TRUST
		CLAINE D JUDY PRESIDENT
		NFS LLC FEBO	1,408.841	10.22%
		YING ZHOU TTEE
		DR ZHOUS OBGYN PROF CORP DEFND
		BENEFIT P
		1750 EL CAMINO REAL STE 102
		NEW YORK LIFE INVESTMENT MGMT	3,227.202	23.42%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	3,216.149	23.34%
		AKINWUNMI O ODUSOLA TTEE
		HEALTHYBENEFITSRX INDIVIDUAL
		401K
		71 PROBASCO RD
		GRAY REAL ESTATE 401K PLAN	1,576.325	11.44%
		LUTRICIA GRAY TTEE
		FBO LUTRICIA GRAY
		GRAY REAL ESTATE 401K PLAN 401K	1,403.437	10.18%
		LUTRICIA GRAY TTEE
		FBO TIMOTHY J GRAY
		NFS LLC FEBO	1,721.107	12.49%
		JOEL ANDERSEN TTEE
		CEQ GRP CASH BALANCE PEN PL
MainStay MAP Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,618,222.656	16.56%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS B	NATIONAL FINANCIAL SERVICES LLC	49,975.291	5.29%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY	281,792.459	13.26%
		HARBOR SIDE FINANCIAL CENTER
		PLAZA 2 3RD FLOOR

183

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07311
		NATIONAL FINANCIAL SERVICES LLC	229,536.391	10.80%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	183,469.186	8.63%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	126,368.330	5.95%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1905
		WELLS FARGO CLEARING SERVICES LLC	168,652.802	7.93%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	222,198.951	10.45%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	258,366.406	12.16%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS I	NEW YORK LIFE INSURANCE CO	1,211,565.847	8.52%
		MAINSTAY VP MODERATE ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	2,693,796.948	18.94%
		MAINSTAY VP MODERATE GROWTH ALLOC
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NWE YORK LIFE INSURANCE CO	1,742,797.416	12.25%
		MAINSTAY VP GROWTH ALLOCATION
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	877,902.449	6.17%
		MAINSTAY GROWTH ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	915,861.432	6.44%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		NEW YORK LIFE INSURANCE CO	1,463,093.107	10.29%
		MAINSTAY MODERATE GROWTH ALLOC FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4600
		JOHN HANCOCK TRUST COMPANY LLC	1,329,805.057	9.35%

184

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	RELIANCE TRUST COMPANY FBO	79,066.641	98.77%
		NC ST FIREMAN DC
		P.O. BOX 48529
		ATLANTA GA 30362-1529
	CLASS R2	JOHN HANCOCK TRUST COMPANY LLC	42,851.514	66.40%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		UBS WM USA	3,778.326	5.85%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		MID ATLANTIC TRUST COMPANY FBO	5,588.103	8.66%
		NEW YORK RESIDENTIAL WORKS INC 401(
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	MID ATLANTIC TRUST COMPANY FBO	30,237.623	53.76%
		CURRIER MCCABE & ASSOCIATES IN 401(
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		STATE STREET BANK & TRUST FBO	4,326.503	7.69%
		ADP/MORGAN STANLEY DEAN WITTER
		401 K PRODUCT
		105 ROSEWOOD AVE
		WESTWOOD MA 02090
		MATRIX TRUST COMPANY CUST. FBO	7,382.030	13.13%
		KENNEDY, WHITE & RIGGS ORTHOPAEDIC
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		FRONTIER TRUST COMPANY FBO	2,848.786	5.07%
		FOUNDERS SERVICE AND MFG CO., INC.
		PO BOX 10758
		FARGO ND 58106-0758
		ASCENSUS TRUST COMPANY FBO	4,797.597	8.53%
		LAW OFFICES OF ROBERT W. RIPLEY AND
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay Moderate Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,130,311.687	11.10%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	758,117.506	14.83%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	EVERGREEN TEACHERS ASSOC	75,283.033	7.24%
		HEALTH & WELFARE TRUST
		SUSAN B. KERLEY	56,721	5.50%
		51 MADISON AVE
		NEW YORK, NY 10010
		RELIANCE TRUST COMPANY FBO	58,251.680	5.60%
		ALLI AUTO 457
		P.O. BOX 48529
		ATLANTA GA 30362-1529

185

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		RELIANCE TRUST COMPANY FBO	162,332.594	15.60%
		ALLIANCE AUTO
		P.O. BOX 48529
		ATLANTA GA 30362-1529
		CHARLES SCHWAB BANK. TTEE	217,537.753	20.91%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	9,874.258	34.33%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		NEW YORK LIFE INVESTMENT MGMT	2,311.638	8.04%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	9,229.519	32.09%
		JOEL ANDERSEN TTEE
		CEQ GRP CASH BALANCE PEN PL
		ARAVIND PILLAI MD 401K PLAN	1,560.387	5.43%
		ARAVIND N PILLAI TTEE
MainStay Moderate Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,714,875.483	11.12%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	470,910.907	12.89%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	MERRILL LYNCH PIERCE FENNER &	30,245.615	5.63%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	54,342.698	10.12%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		FIIOC FBO SCOTTSDALE CONVENTION &	43,921.891	8.18%
		VISITORS BUREAU 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		THE GARY M & PATRICIA J O'NEILL	32,284.356	6.01%
		REVOVCABLE LIVING TRUST
		DTD 2/17/1988
		GARY M & PATRICIA J O'NEILL TTEE
		MATRIX AS TTEE FBO	61,852.003	11.51%
		EPLAN SERVICES GROUP TRUST
		PO BOX 52129
		PHOENIX AZ 85072-2129
		CHARLES SCHWAB BANK. TTEE	42,392.425	7.89%
		ROBERT E. ANDERSON, M.D., A

186

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PROFESSIONAL CORPORATION 401(K) 704
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
		CHARLES SCHWAB BANK. TTEE	105,127.752	19.57%
		WALSWORTH, FRANKLIN, BEVINS &
		MCCALL 703272
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
	CLASS R3	MATRIX TRUST COMPANY CUST. FBO	7,662.123	31.77%
		THOMA-SEA MARINE CONSTRUCTORS
		717 17TH STREET
		SUITE 1300
		GRAND RIVER GASTROENTEROLOGY PC	1,687.170	7.00%
		PSP 401K KENNETH S LOWN TTEE
		FBO SUSAN KAIS
		2330 EAST PARIS AVE SE
		GRAND RAPIDS MI 49546-6131
		NEW YORK LIFE INVESTMENT MGMT	2,158.817	8.95%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MM REALTY INC 401K	1,686.692	6.99%
		MARIE MEZA TTEE
		FBO ENRIQUE MEZA
		5513 E LANE AVE
		FRESNO CA 93727-5337
		MM REALTY INC 401K	1,686.692	6.99%
		MARIE MEZA TTEE
		FBO MARIE MEZA
		5513 E LANE AVE
		FRESNO CA 93727-5337
		JTL GROUP CORPORATION PENS PLAN	4,251.895	17.63%
		LUCY S LU TTEE
		100 N BARRANCA ST STE 700
		WEST COVINA CA 91791-1637
		NFS LLC FEBO	1,977.617	8.20%
		MARK P KOEHLER
		MARK KOEHLER DAVID HERTZOG TT
		FBO MARK P KOEHLER
		PO BOX 737
		EAST BUTLER PA 16029-0737
MainStay Retirement 2010 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	92,666.195	15.39%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	135,838.939	22.55%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	2,797,596.730	93.75%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	177,092.870	5.93%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	209,701.523	98.72%
		690 CANTON ST STE 100

187

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	31,442.825	100.00%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	1,197.336	16.93%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MONTEBELLO PROFESSIONAL PHARMACY	5,875.495	83.06%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776
MainStay Retirement 2020 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	266,205.071	12.31%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	261,844.261	12.11%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	7,842,076.146	85.72%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,251,313.084	13.68%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	197,921.884	98.70%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	57,632.849	89.94%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		MID ATLANTIC TRUST COMPANY FBO	4,346.343	6.78%
		ADVALUE PHOTONICS INC. 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
	CLASS R3	NEW YORK LIFE INVESTMENT MGMT	1,052.196	15.25%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		MID ATLANTIC TRUST COMPANY FBO	3,721.039	53.91%
		SALES DELIVERY SOLUTION INC 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		ASCENSUS TRUST COMPANY FBO	2,103.175	30.47%
		PREMIER FIELD DEVELOPMENT 401(K) PS
		P.O. BOX 10758
		FARGO ND 58106-0758
MainStay Retirement 2030 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	329,320.965	11.22%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

188

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	251,537.443	8.57%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	16,114,421.733	87.84%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	2,228,577.122	12.15%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	355,558.626	99.29%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	102,885.072	89.99%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		UBS WM USA	9,827.729	8.60%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	NFS LLC FEBO	3,425.211	9.52%
		WOOSIM LEE TTEE
		SLAUSON OIL INC DEFND BENEFIT
		947 S GRAMERCY DR
		LOS ANGELES CA 90019-2209
		NFS LLC FEBO	4,028.074	11.20%
		KEVIN R WALL TTEE
		CHIROWALL INC
		2616 E VALENCIA ST
		GILBERT AZ 85296-8671
		MID ATLANTIC TRUST COMPANY FBO	9,121.830	25.36%
		READFIELD MEATS, INC. 401(K)
		PROFIT SHARING PLAN
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	3,208.053	8.92%
		L&M CONSTRUCTION CO INC 401(K) PROF
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		NFS LLC FEBO	9,861.375	27.42%
		RICHARD PULASKI TTEE
		AJ'S CUSTOM HOME IMPROVEMENT I
		FBO RICHARD PULASKI
		29 WHALEN ST
		NORTH BABYLON NY 11703-4421
		LU'S INTERNATIONAL FOOD INC PSP 401	2,234.657	6.21%
		TAI-PENG LU TTEE
		HSING-MEI LU TTEE
		FBO HSING-MEI LU
		3550 GREENSTONE PL
		REDDING CA 96001-1375
		LU'S INTERNATIONAL FOOD INC PSP	2,234.657	6.21%
		TAI-PENG LU TTEE
		HSING-MEI LU TTEE
		FBO TAI-PENG LU
		3550 GREENSTONE PL

189

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		REDDING CA 96001-1375
MainStay Retirement 2040 Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	149,624.603	7.33%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JOHN HANCOCK TRUST COMPANY LLC	181,918.009	8.92%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	13,001,700.816	88.23%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,728,085.199	11.73%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	458,180.852	99.25%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	63,624.646	92.58%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		UBS WM USA	5,088.600	7.40%
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	EDENS CONSTRUCTION CO INC 401K	1,496.472	10.19%
		JOSHUA M CRAWFORD TTEE
		FBO ANGELA VITTORI
		ASCENSUS TRUST COMPANY FBO	1,458.671	9.93%
		DAVID SCHWARTZ RETIREMENT PLAN 482
		P.O. BOX 10758
		FARGO ND 58106-0758
		NEW YORK LIFE INVESTMENT MGMT	1,087.017	7.40%
		TIMOTHY FLORIN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4600
		NFS LLC FEBO	9,346.028	63.64%
		JEFFREY COLON TTEE
		LANDSCAPES BY JEFFCO INC 401K
		PSP
		241 BROADWAY
		HUNTINGTON STATION NY 11746-1428
MainStay Retirement 2050 Fund	CLASS A	JOHN HANCOCK TRUST COMPANY LLC	66,445.855	7.69%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	6,330,491.975	80.77%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
		NEW YORK LIFE PROGRESS-SHARING	1,506,057.698	19.21%
		INVESTMENT PLAN PROGRAM
		C/O MARIA MAUCERI
		51 MADISON AVE RM 511
		NEW YORK NY 10010-1603
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	399,303.690	99.32%
		690 CANTON ST STE 100

190

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WESTWOOD MA 02090-2324
	CLASS R2	FIIOC FBO	24,341.400	75.41%
		AMERICAN ASSOC PHARMACIES SAV PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		UBS WM USA	6,696.434	20.75%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R3	MID ATLANTIC TRUST COMPANY FBO	1,153.292	5.03%
		SALES DELIVERY SOLUTION INC 401(K)
		PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	2,829.866	12.33%
		LIFETIME FAMILY MEDICINE 401(K) PRO
		1251 WATERFRONT PLACE, SUITE 525
		PITTSBURGH PA 15222-4228
		MID ATLANTIC TRUST COMPANY FBO	3,044.305	13.27%
		PASCACK VALLEY LEARNING CENTER
		401(K) PROFIT SHARING PLAN & TRUST
		1251 WATERFRONT PLACE SUITE 525
		PITTSBURGH PA 15222-4228
		NFS LLC FEBO	14,204.264	61.91%
		JEFFREY COLON TTEE
		LANDSCAPES BY JEFFCO INC 401K
		PSP
		241 BROADWAY
		HUNTINGTON STATION NY 11746-1428
MainStay Retirement 2060 Fund	CLASS A	NEW YORK LIFE TRUST CO	1,870.121	13.37%
		CUST FOR THE ROTH IRA OF
		PAIGE N OPINSKI
		NEW YORK LIFE TRUST CO	1,494.337	10.68%
		CUST FOR THE ROTH IRA OF
		AMY V TRUONG
		NEW YORK LIFE TRUST CO	1,251.831	8.95%
		CUST FOR THE IRA R/O
		KATHERINE R DOBRINSKI
		JOHN HANCOCK TRUST COMPANY	4,046.712	28.92%
		FRUIT ROYALE, INC NDFI
		JOHN CHARLES GALVAN
		NYLIAC SMA	2,676.436	19.13%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		NEW YORK LIFE TRUST CO	2,115.870	15.12%
		CUST FOR THE ROTH IRA OF
		CHARLES M PONDER
		8280 YMCA PLAZA DR BLDG 1
		BATON ROUGE LA 70810-0927
	INVESTOR	NEW YORK LIFE TRUST CO	1,044.569	5.81%
	CLASS	CUST FOR THE IRA OF
		THOMAS V CALABRESE
		9858 FAIRFAX SQ APT 190
		FAIRFAX VA 22031-4258
		NYLIAC SMA	2,675.689	14.88%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603

191

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS I	NYLIAC SMA	525,956.333	91.78%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		JOHN HANCOCK TRUST COMPANY LLC	47,114.902	8.22%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R1	JOHN HANCOCK TRUST COMPANY LLC	69,985.113	96.30%
		690 CANTON ST STE 100
		WESTWOOD MA 02090-2324
	CLASS R2	NYLIAC SMA	2,672.515	100.00%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
	CLASS R3	NYLIAC SMA	2,666.824	34.62%
		ATTN ARTHUR SETER
		51 MADISON AVE
		NEW YORK NY 10010-1603
		MONTEBELLO PROFESSIONAL PHARMACY	4,987.037	64.74%
		DEFINED BENEFIT PENSION PLAN
		KAM-YING GUO TTEE
		265 E BEVERLY BLVD STE B
		MONTEBELLO CA 90640-3776

192

APPENDIX A

Special Risks Related to Investments in Municipal Securities of California

This appendix provides a summary of the factors that may affect the financial condition of the State of California (“State” or “California”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources that are current as of the preparation of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay MacKay California Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could harm the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their representatives are encouraged to independently research the financial condition of the State, its municipalities, and their political subdivisions, instrumentalities or authorities before investing in the Fund.

Municipal issuers in California rely on State appropriations and local taxes to fund their operations. As a result, economic, political or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a California municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, that action could harm the value or liquidity of securities issued by other municipal issuers in California, including securities issued by the State.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in California, could have an adverse impact on the financial condition of the State and its municipalities. At this time, it is not possible to predict the extent to which these factors may impact the financial condition of the State and it municipalities.

Overview

California’s fiscal health continues to improve since the end of the severe economic downturn that began in late 2007, which caused large budget gaps and occasional cash shortfalls. The State’s General Fund budget has achieved structural balance for the last five fiscal years, and the State has paid off billions of dollars of budgetary borrowings, debts and deferrals. However, the State continues to face fiscal challenges, including the threat of recession and the significant unfunded liabilities of the largest retirement systems in which the State participates or contributes. The State also has a significant unfunded liability with respect to other post-employment benefits.

The State’s real gross domestic product increased by 2.9 percent in 2016 and totaled $2.6 trillion at current prices, making California the sixth largest economy in the world. Although the State added jobs at a faster rate than the nation since 2012 its job growth has slowed since late 2016.

Although the State appears well positioned for further economic gains, it is uncertain how long the current economic expansion will last. The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities and may increase the risk of investing in these securities, which could reduce the performance of the Fund.

Economic Conditions

With a population of approximately 39 million, California is by far the most populous state in the nation. In addition, California’s economy is the largest among the 50 states and among the largest and most diverse in the world, with major components in the high-technology, trade, entertainment, manufacturing, tourism, construction and service sectors. In addition, governmental agencies at the state, local and federal levels employ a significant number of the State’s residents.

According to the U.S. Department of Commerce, residents of California received approximately $2.21 trillion in estimated personal income in 2016. As a result, residents of California had a per capita personal income of $56,374, which compared favorably to the national average of $49,246 over the same period.

The State unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 4.9 percent in October 2017. For comparison, the national unemployment rate was 4.1 percent in October 2017.

The value of the State’s exports in 2016 totaled $163.6 billion, which represents a 1.1 percent decrease from 2015. In 2015 and 2016 California’s overall exports of goods declined by 4.9% and 1.1%, respectively. A continuation of the decline may affect the health of the State’s economy.

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Going forward, the California economy is expected to continue making steady progress. Industry employment is forecast to expand in 2017 and 2018. Furthermore, personal income is projected to increase by 4.4 percent and 4.6 percent in 2017 and 2018, respectively.

Recent Results

Historically, the General Fund derives the majority of its revenue from personal income taxes, sales and use taxes, and corporation taxes. During fiscal year 2018, these revenue sources are projected to contribute approximately 70 percent, 20 percent and 8 percent, respectively, of total General Fund revenues.

The State’s personal income tax is structured in a highly progressive manner, with the top 1 percent of taxpayers paying 48 percent of the total personal income tax the State collected in 2015. The passage of Proposition 30, which imposed additional taxes on those earning over $250,000, has made the personal income tax even more progressive. Depending on market conditions, a large share of personal income tax receipts may be derived from capital gains realizations and stock option income, revenue sources that can be particularly volatile and susceptible to economic fluctuations.

Sales and use taxes and corporation taxes are subject to economic fluctuations and were negatively impacted during the most recent recession. Additionally, California is limited in its ability to generate revenues from property taxes, which are a relatively stable revenue source. The State is also required to maintain a Special Fund for Economic Uncertainties (“SFEU”), which is funded from the General Fund resources to meet cash needs of the General Fund. For purposes of financial reporting, year-end balances in the SFEU are included in the General Fund balance. The 2019 Proposed Budget projected that the fund would carry a positive reserve of approximately $2.3 billion at the end of fiscal year 2019.

Proposition 2, a budget reserve and debt payment measure that was approved by voters in November 2014, annually captures an amount equal to 1.5 percent of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Under the 2018 Budget’s revenue estimates, Proposition 2 captures a total of $1.8 billion, which will be used to pay down existing State debts.

State Budget

2017-18 Budget. On January 10, 2017, the Governor proposed the budget for fiscal year 2018 (“2018 Budget”). The 2018 Budget assumed that the General Fund would receive total revenues of approximately $123.0 billion during the 2017 fiscal year and $127.5 billion for the 2018 fiscal year, which represents an increase of 3.6 percent. Against these revenues, the Governor proposed appropriations of approximately $121.4 billion for fiscal year 2017 and $125.1 billion for fiscal year 2018 from the General Fund, which represents an increase of 3.0 percent.

The 2018 Budget assumed increases in total tax receipts during the fiscal year. The Governor projected that personal income tax receipts, which would account for 70.6 percent of total General Fund revenues in fiscal year 2018 under the proposal, and increase from $83,393 to $88,821 from fiscal year 2017 to fiscal year 2018. This increase is largely attributed to higher capital gains forecasts and higher tax receipts from wages. The 2018 Budget assumed that 10.4 percent of the General Fund’s tax revenues would come from capital gains during fiscal year. 2018 The 2018 Budget also assumed that sales and use tax receipts in fiscal year 2018 would be approximately 8.5 percent above their fiscal year 2017 levels.

The Governor’s proposal focused on, among other things, saving money and paying down debts and liabilities, strengthening the State’s infrastructure and continuing to invest in education. The Governor’s proposal also focused on, among other things, counteracting the effects of poverty, facilitating water management and addressing climate change.

On January 13, 2017, the California Legislative Analyst’s Office (“LAO”) released its analysis of the 2018 Budget. The LAO is a nonpartisan agency that provides fiscal policy advice to the California State Legislature, especially in regard to the State budget. The LAO report on the 2018 Budget involved an independent review of the State’s economy, demographics, revenues and expenditures. The report commended the Governor’s priorities as generally prudent, noting that the Governor’s plan to address the shortfall in revenue estimation could be beneficial to the State. However, the LAO cautioned that the 2018 Budget does not anticipate changes in federal policy that may affect the State’s fiscal position and that the State should account for this uncertainty by increasing its budgetary reserves.

On May 11, 2017, the Governor made revisions to his 2018 Budget (“May Revision”) projections. The May Revision estimated and projected a year-end surplus of $8.5 billion in the Budget Stabilization Account (“BSA”). The May Revision stated that since the Governor’s proposal, the State’s tax revenues had been reduced by nearly $3.3 billion. Although the May Revision acknowledged that maintaining a balanced budget for the long term will be an ongoing challenge, it outlined the State’s focus on planning for the next recession, raising the State’s minimum wage, counteracting the effects of poverty, improving health care coverage for Californians, reducing pension liabilities, and continuing to invest in education.

On June 27, 2017, the Governor enacted the State budget for fiscal year 2018 (“2018 Enacted Budget”). The 2018 Enacted Budget called for $125.1 billion in General Fund appropriations, which was an increase of $3.6 billion over the enacted budget for fiscal year 2017. The estimated General Fund resources for fiscal year 2018 totaled $125.8 billion, including $1.6 billion in previous year fund balance, an increase of $7.3 billion from the revised estimates for the prior fiscal year. The 2018 Budget projects total budget reserves of 2.4 billion at the end of fiscal year 2018, consisting of $1.4 billion in the State’s Special Fund for Economic Uncertainties and $8.5 billion in the BSA.

2018-19 Budget. On January 10, 2018, the Governor presented his proposed budget for fiscal year 2019 (“2019 Proposed Budget”). The 2019 Proposed Budget assumes that the General Fund will receive total revenues of approximately $129.8 billion during the fiscal year, which is an

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increase of 1.9 percent from fiscal year 2018. Against these revenues, the Governor proposes appropriations of approximately $131.7 billion from the General Fund, which would be an increase of 4.1 percent from the previous fiscal year.

The 2019 Proposed Budget assumes increases in total tax receipts during the fiscal year. The Governor projects that personal income tax receipts, which would account for 69.4 percent of total General Fund revenues under the proposal, will increase by 4.7 percent over fiscal year 2018 budgeted estimates. The 2019 Proposed Budget assumes that sales and use tax receipts and corporation tax receipts will be approximately 3.9 percent and 5.3 percent, respectively, above their fiscal year 2018 budgeted estimates.

The Governor’s proposal focuses on, among other things, taking corrective actions to maintain a balanced budget, saving money and paying down debts and liabilities, strengthening the State’s infrastructure, continuing to invest in education, and continuing health care expansion. The State has approximately $275 billion in long-term costs, debts and liabilities. The vast majority of these liabilities—$272 billion—are related to retirement costs of state and University of California employees. For 15 years, Proposition 2 provides a dedicated funding source to help address these liabilities, but that funding alone will not eliminate the liabilities. In addition, the State faces $67 billion in identified deferred maintenance on its infrastructure. The 2019 Proposed Budget includes $8.6 billion for maintenance of highways and local roads, an expansion of public transit, and improvements to critical trade routes. The State’s largest deferred maintenance is on its highways, roads and bridges. Annual maintenance and repairs are billions more than can be funded annually within existing resources and must be addressed through expanded and ongoing funding sources. The minimum guarantee of funding for K-14 schools has been at all-time highs since fiscal year 2013 and is expected to grow to $78.3 billion in fiscal year 2019. Accordingly, the 2019 Proposed Budget provides, among other things, from the General Fund, approximately $55.1 billion to K-12 schools, $3.47 billion to the University of California system, and $3.83 billion to the California State University system. The Governor’s proposal also focuses on, among other things, counteracting the effects of poverty and addressing climate change, $1.25 billion in cap-and-trade funds available for appropriation in fiscal year 2019.

The Governor is expected to present revisions to the 2019 Proposed Budget in May 2018. Shortly thereafter, the LAO is expected to provide its analysis of the Governor’s revisions. The budget for fiscal year 2018 is expected to be enacted before July 1, 2018.

Obligations of the State

The State has historically paid the principal and interest on its outstanding obligations when due. The obligations of the State typically include its general obligations bonds, commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and warrants. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond issuance is approved by a majority of the electorate voting at either a general election or a direct primary.

As of December 1, 2017, the State’s outstanding aggregate principal amount of long-term general obligation bonds was approximately $74.1 billion. Of this amount, approximately $73.7 billion were payable primarily from the State’s General Fund and approximately $783.4 million were “self-liquidating” bonds payable first from other special revenue funds. Further, as of December 1, 2017, the State paid approximately $1 billion annually to service its lease-revenue obligations outstanding.

Proposition 1 was approved in November 2014 and enacted the Water Quality, Supply, and Infrastructure Improvement Act of 2014, issuing approximately $7.5 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State’s water supply systems, water quality, and water infrastructure improvements. In November 2016, voters approved Proposition 51, which authorized $9.0 billion of general obligation bonds for K-12 school construction. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

As of December 1, 2017, there were unused voter authorizations for the future issuance of approximately $32.1 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes.

Certain State agencies and authorities may issue obligations secured or payable from specific revenue streams. Most of these revenue bonds are not payable from the State’s General Fund. State agencies and authorities had approximately $64.3 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2017. These borrowings are used to finance a large array of enterprises and projects, including various housing, health facilities, pollution control facilities, transportation projects, public work projects and public and private educational facilities.

Obligations of Other California Issuers

The State has a large number of agencies, instrumentalities and political subdivisions that issue municipal obligations. These revenue bonds are supported by state revenue-producing enterprises and projects, as well as conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. Such revenue bonds are not payable from the State’s General Fund. The State’s agencies, instrumentalities and political subdivisions are subject to various economic risks and uncertainties, and the credit quality of securities they issue may differ significantly from the credit quality of securities backed by the State’s full faith and credit.

Pension and Post Retirement Liabilities

The financial condition of the State and its localities is subject to risks associated with pension and post retirement liabilities. The pension funds managed by the State’s retirement systems (e.g., the California Public Employees’ Retirement System (“CalPERS”) and the California State

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Teachers’ Retirement System (“CalSTRS”)), suffered large investment losses during the most recent recession and currently have significant unfunded liabilities. These unfunded liabilities may require the General Fund to make increased contributions in the future, which could reduce resources available for other State priorities.

As of June 30, 2016, CalPERS reported an unfunded accrued liability allocable to state employees, excluding judges and elected officials, of $59.5 billion on a market value of assets (“MVA”) basis (an increase of $9.9 billion from the June 30, 2015 valuation). As of June 30, 2016, CalSTRS reported an unfunded accrued liability of its Defined Benefit Plan of $96.7 billion on an actuarial value of assets (“AVA”) basis (an increase of $20.5 billion from the June 30, 2015 valuation), and $101.6 billion on an MVA basis (an increase of $29.0 billion from the June 30, 2015 valuation). Per the budget for fiscal year 2018, General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $3.4 billion and $2.8 billion, respectively, for fiscal year 2018. These combined contributions represent approximately 9.8% of all proposed General Fund expenditures in fiscal year 2018.

In addition to pension benefits, the State also provides certain other post-employment benefits (“OPEB”), such as health care and dental benefits, for eligible retired employees of the State. Because the State currently funds its OPEB costs on a “pay-as-you-go” basis, the State has amassed large unfunded actuarial liabilities with respect to its OPEB obligations. As of June 30, 2016, the State’s accrued actuarial OPEB liability was estimated at $76.68 billion, of which $76.53 billion was unfunded.

It is possible that the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, which would reduce discretionary General Fund resources available for other State programs. Failure to manage these unfunded liabilities may have an adverse impact on the State’s credit rating.

A significant number of local governments, including various current CalPERS members, face similar, and sometimes, relatively more severe fiscal issues with respect to unfunded pension and post-retirement benefit liabilities. These local governments’ credit ratings and solvency may be threatened if their liabilities are not addressed by way of wage concessions, restructuring of benefits, or other more creative methods, which could cause these issuers to default on their outstanding obligations or file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code. In the past, as a result of financial and economic difficulties, several of the State’s municipalities filed for bankruptcy protection under Chapter 9. Additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of a fund’s investments in the securities of those issuers or other issuers in the State.

Local Governments

California has 58 counties, which make up the primary units of local government. Counties are responsible for providing many basic services such as welfare, jails, health care for the indigent and public safety in unincorporated areas. The State is also made up of 482 incorporated cities and thousands of special districts formed for education, utilities and other services. The fiscal condition of the various local governments was changed when Proposition 13 was approved by State voters in the 1978. Among other things, Proposition 13 set limits on the future growth of property taxes and limited local governments’ ability to impose “special taxes” (i.e., taxes devoted to specific purposes) unless the local government had two-thirds voter approval. In addition, Proposition 218 was enacted by initiative in 1996 and further limited the ability of local governments to raise taxes, fees, and other exactions.

To help counterbalance the loss of property tax revenue for local governments, the State provided aid to many local governments from the General Fund. Part of this aid consisted of the State assuming primary responsibility for funding K-12 education and community colleges. During the recession of the early 1990s, the State Legislature was forced to reduce some of the post-Proposition 13 aid to local government entities other than K-12 education and community colleges. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for the provision of local services by cities and counties.

In 2000, the “internet bubble” caused another economic shock in the State, which caused the State to divert local revenue sources, including certain sales taxes and vehicle license fees, into State coffers. Following these actions, voters approved Proposition 1A in 2004. Proposition 1A amended the State Constitution to reduce the State Legislature’s authority over local government revenue sources. It placed restrictions on the State’s access to local governments’ property, sales and vehicle license fee revenues. Proposition 22, adopted in late 2010, superseded portions of Proposition 1A and completely prohibits the State from borrowing local government funds. Proposition 22 also generally prohibits the State Legislature from making certain changes to local government funding sources.

The 2011 Budget Act included a plan to shift certain State program costs to counties and provide a comparable amounts of funds to support these new local obligations. This realignment plan is designed to provide State funds for certain programs such as corrections, local public safety programs, as well as programs related to mental health, substance abuse, foster care, child welfare services and adult protective services. However, local governments, in particular counties, will be responsible for covering an increased part of the financial burden of providing such local services. Such responsibility brings with it the risk of possible cost overruns, revenue declines and insufficient revenue growth.

Enacted in 1988, Proposition 98 directs a minimum portion of the General Fund revenues to support K-12 schools and community colleges. The State may face financial pressure due to its obligation to fund public schools under Proposition 98. Such obligations may limit the State’s ability to respond to economic conditions and could reduce the level of assistance the State provides to local governments. Such a reduction in State aid could exacerbate the serious fiscal issues many local governments already face, particularly with respect to education funding. The State economic slowdown in the last few years, which reduced State and local revenue, continues to put additional pressure on local government finances.

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Limits placed on the ability of local governments to raise taxes and fees may prevent these localities from effectively responding to economic and other conditions. The major local government revenue sources, property and sales tax, and fees from real estate development, are highly susceptible to economic fluctuations and have all been adversely affected by the recent financial crisis. If economic conditions significantly deteriorate, local governments may be forced to cut local services to address their budget constraints, or, in some cases, file for bankruptcy.

Pending Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Natural Disasters Risk

Substantially all of California is within an active geologic region subject to major seismic activity, which could result in increased frequency and severity of natural disasters, most notably, earthquakes, wildfires and droughts. Such events have, in the past, resulted in significant disruptions of the State economy and required substantial expenditures from the State government. The risks of natural disasters of varying degrees continues to persist and the full extent of the impact of recurring natural disasters on the State’s economy and fiscal stability is difficult to estimate. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

The State has recently experienced record drought conditions. On January 17, 2014, the Governor proclaimed a State of Emergency and directed State officials to take all necessary actions to prepare for these drought conditions. The State of California Department of Water Resources reduced water allocations from the State Water Project, and the U.S. Bureau of Reclamation has announced reduced water allocations from the federal Central Valley Project for 2014. In 2017, the Governor ended the State of Emergency for most of the State. The fiscal year 2018 Budget includes $84.9 million to address drought legacy issues, such as tree mortality and groundwater issues. Although this recent drought has not significantly impacted any sectors of the State economy beyond the agricultural sector, there can be no guarantee that a future drought would not have more far-reaching effects on the State’s economy or environment.

Bond Ratings

As of January 16, 2018 the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aa3 AA+ AA-

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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APPENDIX B

Special Risks Related to Investments in Municipal Securities of New York

This appendix provides a summary of the factors that may affect the financial condition of the State of New York (“State” or “New York”) and New York City (the “City” or “New York City”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the City or the State. The information provided below is derived from public sources that are current as of the date of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State, City, or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The MainStay MacKay New York Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or the City or their municipal issuers, which could harm the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their representatives are encouraged to independently research the financial condition of the State or the City, their municipalities, and their political subdivisions, instrumentalities or authorities before investing in the Fund.

Municipal issuers in New York rely on State appropriations and local taxes to fund their operations. As a result, economic, political or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a New York municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, that action could harm the value or liquidity of securities issued by other municipal issuers in New York, including securities issued by the State or the City.

New York City constitutes a large proportion of the State’s population and economy. Any effects on the financial health of New York City will ultimately be borne by the State as well. Therefore, the discussion below addresses the risks that apply to both the State and the City.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in New York, could have an adverse impact on the financial condition of the State and its municipalities or the City. At this time, it is not possible to predict the extent to which those factors may impact the financial condition of the City or the State and its municipalities.

Overview

Although New York’s economy has exhibited signs of growth, this growth may be slow as the State continues to face significant challenges, including uncertain economic conditions, new financial regulatory developments, and financially strapped local governments.

Furthermore, the economic outlook in the rest of the country remains uncertain. A future economic downturn could significantly hurt the State and its finances and, therefore, its municipal securities. Similarly, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship.

There can be no assurances that the State will not face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that current or future economic conditions or federal actions will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could have an adverse impact on the Fund.

New York State Economic Conditions

New York is the state with the fourth highest population in the United States. New York has a diverse economy that constitutes a large portion of the country’s financial services sector. It also has comparatively large employment in the information, education and health services sectors. The State’s location, as well as its air transport facilities and harbors, provide an important link for international commerce. Travel and tourism also account for a large part of the New York economy. Similar to the rest of the U.S., New York has an increasing portion of its population employed in the service industries.

Although the size of the manufacturing sector in New York has continued to decline, it still represents a significant proportion of the State’s economy. This is especially true for the upstate New York region, which has large numbers of manufacturers of transportation and other types of equipment. Nonetheless, with New York City as the nation’s center of banking and finance, the financial services sector is one of the largest and most important sector in the State and contributes a significant portion of the State’s of total wages. Other substantial service-producing sectors in the State include information, private education and healthcare, professional and business services, leisure and hospitality services and other services. In addition, although farming constitutes only a small amount of the State’s total output, it is a key part of the economy in certain rural areas.

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Federal, State and local governments together comprise a large sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Within this sector, public education accounts for a significant proportion of total State and local government employment.

With manufacturing and construction comprising smaller shares of the State’s employment than within the U.S. generally, the combined services industries, and, in particular, the financial services sector, account for a larger share of employment in New York relative to the U.S. as a whole. As such, New York may be affected more strongly than the U.S. during an economic downturn concentrated on the services sector, but is less likely to be affected by an economic downturn concentrated on manufacturing and construction.

Economic and Demographic Trends

The State’s per capita personal income has generally been higher than the national average by a significant margin, although New York City’s location as an employment center for a multi-state region means that the State’s relative importance to the national economy is understated because of the large number of employees that work in New York, but live in other states.

The State’s private sector labor market has continued to outperform employment growth projections, exhibiting robust growth in transportation and warehousing, construction and real estate services, health care, education, and professional and business services. Private sector employment growth was estimated by the New York State Division of the Budget (“DOB”) to have grown by 1.5% in 2017, but that the private sector labor market decelerated overall. The State’s public sector also experienced job growth in fiscal year 2017. However, after 10 consecutive quarters of growth above 2 percent, the rate of private job gains fell to 1.9% and 1.8% in the second and third quarters of 2016 and slowed down even further in the fourth quarter of 2016. The State’s total wage growth is expected to be 3.6% in fiscal year 2017.

The State faces many of the same risks as the U.S. economy generally, although the significance of the financial services sector to the State’s economy introduces additional risks for the State. In this context, the ongoing implementation of various regulations and the effects of the Federal Reserve’s interest rate policies may cause uncertainty within the financial services sector and could affect the State’s economy growth.

The securities industry in New York City is an important contributor to the State’s revenues and has a significant impact on the State’s economy. Industrywide, profits increased by 21% in 2016, with the average bonus in the securities industry in New York City increasing by 1%. Industry employment in New York City continued to increase in 2016, but this trend may not continue.

Executive Budget

The State ended fiscal year 2017 with a balance of $7.7 billion in its General Fund, which amounted to an decrease of $1.2 billion from fiscal year 2016 results.

On April 9, 2017, the Governor signed the State’s budget for fiscal year 2018 (“Enacted Budget”). The Enacted Budget projected total General Fund receipts of approximately $69.8 billion in fiscal year 2018. These receipts consisted of $45.3 billion in personal income tax revenues (an increase of 5.9% from fiscal year 2017), $5.7 billion in business tax receipts (an increase of 20.1% from fiscal year 2017), $13.3 billion from use taxes and fees (an increase of 5.4% from fiscal year 2017). Other tax receipts are expected to total $2.1 billion in fiscal year 2018 (an increase of 2.2% from fiscal year 2017). In addition, the budget projected non-tax receipts and transfers from other funds of approximately $3.3 billion, which represents a decrease of $144 million from fiscal year 2017 results.

Against these projected receipts and transfers, the Enacted Budget included approximately $70.3 billion in General Fund appropriations. This amount represented an increase of approximately 6.6% from fiscal year 2017. The largest driver of General Fund expenditures was local assistance grants. The Enacted Budget appropriated approximately $47.1 billion from the General Fund to pay for local grants. This appropriation represented an increase of 5.9% from fiscal year 2017. Local assistance grants included payments for a range of health, education, and social services. Most executive agencies are expected to hold operations spending at fiscal year 2017 levels, which was approximately $13.7 billion. Finally, the Enacted Budget included $9.3 billion in transfers from the General Fund to other State funds, an increase of $1.3 billion from fiscal year 2017. These transfers included a transfer of $1.3 billion for capital projects.

As a result of these projections, DOB estimated that the State would end fiscal year 2018 with a General Fund cash balance of $6.4 billion. The Enacted Budget was expected to leave the State with a balanced budget in fiscal year 2018, a budget gap of approximately $791.0 million in fiscal year 2019, and a balanced budget in FY fiscal year 2020.

Proposed Budget

On January 16, 2018, the Governor presented the proposed State budget for fiscal year 2019 (“Proposed Budget”). The Proposed Budget projects General Fund receipts of approximately $70.2 billion, which includes $45.1 billion in personal income tax revenues (a decrease of $1.5 billion from fiscal year 2018), $13.8 billion in use tax receipts (an increase of 3.9% from fiscal year 2018), $5.8 billion in business tax receipts (an increase of 13.7% from fiscal year 2018), and $2.1 billion in other tax receipts (a decrease of 9.3% from fiscal year 2018), which reflects average estate tax receipts.

The Proposed Budget also includes $72.5 billion in General Fund expenditures, which represents an increase of 4.6% from fiscal year 2018. Under the Proposed Budget, local assistance grants are expected to total $48.2 billion, an annual increase of $1.7 billion (3.7%). Expenditures

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for School Aid are estimated to increase by $682 million, and Medicaid expenditures are estimated to increase by $479 million. In addition, State operations disbursements from the General Fund are expected to total $14.7 billion, an increase of $820 million (5.9%) from fiscal year 2018. As a part of State operations, General State charges are predicted to total $7.6 billion for fiscal year 2019, an annual increase of $1.9 billion (25.6%). General Fund transfers to other funds are expected to total $9.6 billion. This amount represents an increase of $647 million from fiscal year 2018.

The Proposed Budget seeks to address a projected General Fund deficit of approximately $4.4 billion during fiscal year 2019. To resolve this deficit, the Governor’s plan calls for $446 million in spending controls on state agency operations and $1.3 billion in savings from cuts to certain local assistance programs. If enacted, the Proposed Budget estimates that the State will finish fiscal year 2019 with a General Fund balance of $5.1 billion, which would represent a $4.0 billion decrease from the expected balance left at the end of fiscal year 2018. This decrease reflects the transfer of $1.6 billion of the $10.7 billion in money expected from monetary settlements in fiscal year 2015, fiscal year 2016, fiscal year 2017, and fiscal year 2018 to the proposed Dedicated Infrastructure Investment Fund.

Annual Information Statement

The State’s Annual Information Statement reflects the State’s enacted budget and contains changes to the spending projections through June 20, 2017. The State updates the Annual Information Statement quarterly and released its second quarterly update on December 4, 2017 (the “Updated Financial Plan”).

In the Updated Financial Plan, DOB estimates that the General Fund will end fiscal year 2018 balanced on a budgetary (cash) basis of accounting, based on its review of operating results through September 2017 and on other information. It estimates that General Fund receipts, including transfers from other funds, will total $77.1 billion in fiscal year 2018. General Fund disbursements, including transfers to other funds, are estimated to amount to $70.4 billion in fiscal year 2018. The Updated Financial Plan is generally aligned with earlier proposals, although it has been revised to reflect more accurate projections and recalculations of payments by the State.

DOB projects that the State will close the 2018 fiscal year with a closing balance of $6.9 billion. The closing balance is a decrease of $0.8 billion from the fiscal year 2017 closing balance, which reflects the expected pace of disbursements for initiatives funded with settlements.

As of September 2017, General Fund receipts (including transfers from other funds) were $0.8 billion below initial projections. DOB’s downward revision to General Fund receipt forecasts is offset by substantial downward revisions to General Fund disbursements, including General Fund Transfers to other funds.

Obligations

It is important to note that the Updated Financial Plan is subject to a variety of risks and uncertainties, and that actual results may differ materially from projections. In particular, in certain fiscal years, actual receipt collections have dropped substantially below forecasted levels. Moreover, the Updated Financial Plan is based on numerous assumptions and could be subject to changes that result as a consequence of New York-specific, national or international events. Many of the projections rely on the realization of actions the State expects will be taken, but that are not within its control. Under certain circumstances, the State may be required to take budget gap-closing actions such as delays or reductions in payments, maintenance and construction. In particular, post-employment benefits for state employees as they reach retirement could require increased payments by the State in upcoming years.

The State is also subject to additional liabilities as required by Governmental Accounting Standards Board (GASB) Statement 45, which requires the State to perform an actuarial valuation every two years for purposes of calculating other post-employment benefit plans (“OPEB”) liabilities. The State continues to finance these costs of its unfunded actuarial accrued liability along with all other employee health care expenses, on a pay-as-you-go basis because GASB does not require that these additional costs be funded on a budgetary (cash) basis.

The State’s retirement system provides pension benefits to the public employees of the State and its localities. The Common Retirement Fund (“CRF”), which holds the retirement system’s assets, was subjected to significant investment losses in fiscal year 2009, which negatively impacted the value of assets held by the CRF for the Systems and led to increased employer contribution rates in fiscal years 2011 to 2014. However, due to recent investment gains, employer contribution rates have recently decreased. The State’s inability to recoup its investment losses or to appropriately fund the State’s post-employment benefits could lead to the inability of the State to meet its financial obligations.

The State takes in significant amounts of Federal aid for health care, education, transportation and other governmental purposes, as well as Federal funding to respond to severe weather events. Any potential reduction in such funding could have a material adverse impact on the Updated Financial Plan. The State has reached an agreement with the Federal Centers for Medicare and Medicaid Services that authorizes up to $8 billion in new Federal funding, over several years to transform the State’s health care system. The federal policies underlying this aid are subject to uncertainty under the new presidential administration. It is not currently possible to assess the fiscal impact of policies that may be adopted with respect to federal aid provided to the State.

Medicaid and School Aid Spending

Medicaid is intended to assist in providing health care services to low-income individuals and long-term care services for the elderly and disabled. The State’s share of Medicaid spending is estimated to total approximately $25.6 billion in fiscal year 2018 and is financed jointly by

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the State and local governments (including New York City). The number of Medicaid recipients in the State exceeded 6.2 million at the end of fiscal year 2017, an increase from the number of recipients in fiscal year 2016 due to the transition from Medicaid to another plan for certain legally residing immigrants.

The State provides funding to districts for School Aid in order to support elementary and secondary education for New York students. School Aid is expected to increase by 5.1 percent in School Year (“SY”) 2018, which represents an increase of $1.3 billion. Projected School Aid funding is tied to the State’s personal income growth index and is allocated more heavily to school districts that demonstrate significant student performance improvements. Based on current estimates of personal income growth, School Aid is projected to increase by an additional $1.0 billion in SY 2019 and $1.1 billion in SY 2020. School Aid is projected to reach an annual total of $28.9 billion in SY 2021.

Changes in the State’s Medicaid and School Aid spending or decreases in federal funds could have a significant impact on the State’s and City’s budget.

Debt Obligations

New York State is a large issuer of municipal debt and ranks amongst the highest states in the total amount of outstanding debt and sixth in terms of debt per capita. The State’s total debt outstanding as of March 31, 2017 equaled $56.2 billion. This debt includes both State-supported debt and State-related debt.

State-supported debt includes obligations that the State pays from traditional resources such as tax revenue and that impact the State’s budget. It includes general obligation debt as well as certain lease purchase and contractual obligations of public authorities and municipalities. State-related debt is a more broad measure of debt and includes all debt reported by the State on its financial statements, which includes moral obligation financings, or certain contingent-contractual obligation financings. The State’s debt, however, does not include debt issued by local governments, as such debt is accounted for in the local governments’ particular financial statements.

The Debt Reform Act of 2000 (“Act”) limits the issuance of State-supported debt to capital purposes only and limits it to a maximum 30 year term. The Act sets limits on the amount of new State-supported debt and restricts it to 4 percent of State personal income and restricts new State-supported debt service costs to 5 percent of the State’s receipts. The State is projected to spend $5.3 billion (a decrease of 3.5% from fiscal year 2017) and $6.5 billion (an increase of 22.2% from fiscal year 2018) to service this State-supported debt in fiscal year 2018 and fiscal year 2019, respectively.

Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Other Localities

Certain localities other than New York City have recently encountered financial problems and have been dependent on State assistance over the past several years. Deficit financing by local governments in the State has become more common and has led to the State Legislature passing special acts that authorize bond issuances to finance local government’s operating deficits. In particular, the City of Buffalo, the City of Yonkers and Nassau County have faced financial difficulties in recent years. Legislation enacted in 2013 created the Fiscal Restructuring Board for Local Governments, which is authorized to review a municipality’s operations and finances, make recommendations on reforming and restructuring the municipality’s operations and take other measures to improve the municipality’s finances.

Local Assistance spending by the State includes payments to a variety of local entities such as local governments, school districts and health care providers. State-funded local assistance spending is projected to amount to $67.4 billion in fiscal year 2018.

Like the City and the State, localities are subject to a variety of factors that could have a significant impact on their fiscal condition. These include unanticipated problems from loss of Federal stimulus funding, pending litigation and judicial decision, as well as long-range economic trends. In the event of serious financial difficulties of a municipality, the local access to the public credit markets could be jeopardized and the marketability of notes and bonds issued by localities within the State could be adversely affected.

Bond Ratings

As of January 16, 2018, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aa1 AA+ AA+

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These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.

The City has a population of over 8.5 million and is a global center of business and culture. Its economy consists of a broad base of banking, securities, information, publishing, fashion, design, retailing, education and health care industries. In addition, the City has a vibrant tourism industry. The City’s General Fund has achieved an operating surplus for every one of the fiscal years from 1981 through 2017 (except for the application of Statement No. 49 of the Government Accounting Standards Board (“GASB 49”), as described below), although the City has frequently faced substantial gaps between forecasted revenues and forecasted expenditures that it was required to balance.

Although private sector jobs in the City declined by 103,600, or 3.0%, from 2008 to 2009, private sector jobs have increased significantly since then. In the year ended November 2017, private sector jobs in the City rose by 68,100 or 1.8% to 3,926,500. Recent job trends at the national and City level indicate modest growth. Nonetheless, the onset of changing economic factors could rapidly affect the outlook for continuing growth and the ability of the City to pay its obligations.

Obligations

The City, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the City might require the City to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the City to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

The New York Metropolitan Transportation Authority’s (“MTA’s”) Board approved the 2015-2019 Capital Program in April 2016, which has since been amended and includes $32.5 billion for all MTA agencies, including $16.3 billion to be invested in the City’s transit core system.

These obligations could have significant effects on the Financial Plan, if they are modified. Any changes in funding obligations or in the assumptions made, could affect the financial health of the City or of related municipal issuers.

Debt Obligations

Debt for the City has grown from $4,923 per capita in FY 2000 to $10,113 in fiscal year 2017, an increase of 105 percent. As of June 30, 2017, approximately $37.6 billion of City general obligation bonds were outstanding. As a result of past State legislation, the New York City Transitional Finance Authority (“TFA”) was authorized to have $13.5 billion of bonds outstanding. In fiscal year 2007, the $13.5 billion bonding authority was exhausted and the State Legislature authorized TFA to issue debt beyond the $13.5 billion limit, subject, however to the City’s general debt limit. As of July 1, 2017, TFA debt totaled $35.4 billion. By the beginning of fiscal year 2021, the City’s total indebtedness is expected to grow to $91.43 billion. The financial significance of these obligations could impair the City’s ability to meet its financial obligations in the future and could have a severe impact on the City’s budget.

Environmental Risks

On October 29, 2012, Superstorm Sandy hit the Mid-Atlantic East Coast (“Superstorm Sandy”) and caused widespread damage to the City. Although estimates are uncertain, estimates of the costs to the City are approximately $10 billion. The City has assumed that the costs of the storm will be borne mainly from non-City sources and predominantly by the federal government.

In June 2013, the City released a comprehensive report, which was updated in April 2015, that reviewed the City’s climate risks and recommended measures to be taken to combat a rise in sea levels and more severe weather events. The report estimated an initial cost of nearly $20 billion that would respond to these climate risks and that would help to implement the necessary precautionary measures.

In addition, the GASB issued Statement No. 49, “Accounting and Financial Reporting for Pollution Remediation Obligations,” which requires certain methods of accounting for and financial reporting of pollution remediation obligations. Although the City reported pollution remediation expenditures of $163.9 million in fiscal year 2016, the ultimate costs of known pollution to the City are unknown.

The City may be unable to meet the required expenditures to address the repairs of Superstorm Sandy, of potential additional climate events, or of its pollution remediation obligations. The magnitude of the costs involved in responding to such events can have a severe impact on the City’s budget for several years and can endanger the financial health of related municipal issuers.

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General Obligation Bonds

As of January 17, 2018, the following ratings for the City’s general obligation bonds have been received from Moody’s, S&P and Fitch:

Moody’s S&P Fitch

Aa2  AA AA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the City, its political subdivisions, instrumentalities, and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a.	Declaration of Trust

1.	Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 — Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16*

2.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11*

3.	Form of Establishment and Designation of Additional Series of shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

4.	Form of Declaration of Trust as Amended and Restated December 31, 1994 — Previously filed as Exhibit a (4) to Post-Effective Amendment No. 53*

5.	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*

6.	Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

7.	Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 38*

8.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share — Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 47*

9.	Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(10) to Post-Effective Amendment No. 51*

10.	Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 51*

11.	Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 55*

12.	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund — Previously filed as Exhibit (a)(12) to Post-Effective Amendment No. 58*

13.	Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(13) to Post-Effective Amendment No. 65*

14.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(14) to Post-Effective Amendment No. 65*

15.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share — Previously filed as Exhibit (a) (15) to Post-Effective Amendment No. 65*

16.	Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(16) to Post-Effective Amendment No. 74*

17.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a) (17) to Post-Effective Amendment No. 74*

18.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a) (18) to Post-Effective Amendment No. 74*

19.	Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a) (19) to Post-Effective Amendment No. 74*

20.	Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(20) to Post-Effective Amendment No. 80*

21.	Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit 1(a) to Registrant’s Form N-14 filed with the Commission on August 10, 2007*

22.	Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share — Previously filed as Exhibit (a)(22) to Post-Effective Amendment No. 93*

23.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Small Cap Value) — Previously filed as Exhibit (a)(23) to Post-Effective Amendment No. 106*

24.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Institutional Bond) — Previously filed as Exhibit (a)(24) to Post-Effective Amendment No. 106*

25.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Value) — Previously filed as Exhibit (a)(25) to Post-Effective Amendment No. 106*

26.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Mid Cap Growth) —Previously filed as Exhibit (a)(26) to Post-Effective Amendment No. 106*

27.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Small Cap Growth) — Previously filed as Exhibit (a)(27) to Post-Effective Amendment No. 106*

28.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Mid Cap Value) — Previously filed as Exhibit (a)(28) to Post-Effective Amendment No. 106*

29.	Abolition of Series of Shares Of Beneficial Interest, Par Value $0.01 Per Share (Capital Appreciation) — Previously filed as Exhibit (a)(29) to Post-Effective Amendment No. 106*

30.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share (Total Return) — Previously filed as Exhibit (a)(30) to Post-Effective Amendment No. 106*

31.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share (Flexible Bond Opportunities) — Previously filed as Exhibit (a)(31) to Post-Effective Amendment No. 121*

32.	Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share (Class R3) dated December 2015 — Previously filed as Exhibit (a)(32) to Post-Effective Amendment No. 129 on February 29, 2016*

33.	Declaration of Trust dated January 9, 1986, as amended and restated August 19, 2016 — Previously filed as Exhibit (a)(3) to Post-Effective Amendment No. 131 on September 12, 2016*

34.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share (Global High Income and MAP) — Previously filed as Exhibit (a)(34) to Post-Effective Amendment No. 137 on August 10, 2017*

35.	Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share (Class T) — Previously filed as Exhibit (a)(35) to Post-Effective Amendment No. 137 on August 10, 2017*

36.	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share effective February 28, 2018 — Filed herewith

b.	By-Laws

1.	Amended and Restated By-Laws dated June 4, 2015 — Previously filed as Exhibit (b)(1) to Post-Effective Amendment No. 129 on February 29, 2016*

c.	Instruments Defining Rights of Security Holders

1.	See the Declaration of Trust, as amended and supplemented from time to time and the Amended and Restated By-Laws dated December 31, 1994 (See above)

d.	Investment Advisory Contracts

1.	Amended and Restated Management Agreement dated February 27, 2015 between The MainStay Funds and New York Life Investment Management LLC — Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 126 on February 27, 2015*

(a)	Amendment dated February 28, 2017 — Previously filed as Exhibit (d)(1)(a) to Post-Effective Amendment No. 137 on August 10, 2017*

(b)	Amendment dated February 28, 2018 — Filed herewith

2.	Subadvisory Agreements

(a)	Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated January 1, 2018 — Filed herewith

i.	Amendment dated February 28, 2018 — Filed herewith

(b)	Subadvisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc. dated October 1, 2014 — Previously filed as Exhibit (d)(2)(b) to Post- Effective Amendment No. 126 on February 27, 2015*

i.	Amendment dated February 28, 2016 — Previously filed as Exhibit (d)(2)(b)(i) to Post-Effective Amendment No. 129 on February 29, 2016*

(c)	Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 31, 2017 — Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

i.	Amendment dated May 8, 2017 — Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(d)	Subadvisory Agreement between New York Life Investment Management LLC and Markston International LLC dated December 15, 2011 — Previously filed as Exhibit (d)(2)(g) to Post-Effective Amendment No. 116 on February 28, 2013*

(e)	Subadvisory Agreement dated May 1, 2014 between New York Life Investment Management LLC and NYL Investors LLC — Previously filed as Exhibit (d)(2)(h) to Post-Effective Amendment No. 131 on September 12, 2016*

i	Amendment dated February 28, 2017 — Previously filed as Exhibit (d)(2)(h)(i) to Post-Effective Amendment No. 137 on August 10, 2017*

e.	Underwriting Contracts

1.	Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. dated August 1, 2014 — Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 126 on February 27, 2015*

2.	Form of Soliciting Dealer Agreement — Previously filed as Exhibit (e)(2) to Post-Effective Amendment No. 129 on February 29, 2016*

f.	Bonus or Profit Sharing Contracts — Inapplicable

g.	Custodian Agreements

1.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 — Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 28, 2011*

(a)	Amendment dated October 21, 2013 — Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. 73 to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

(b)	Amendment to Custodian Agreement dated June 18, 2015 — Previously filed as Exhibit (g)(1)(b) to Post- Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

(c)	Amendment dated December 22, 2015 – Previously filed as Exhibit (g)(1)(c) to Post-Effective Amendment No. 89 to MainStay Funds Trust's Registration Statement on February 26, 2016.*

(d)	Amendment dated February 29, 2016 (Retirement 2060) — Previously filed as Exhibit (g)(1)(d) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(e)	Amendment dated February 29, 2016 (Appendix) — Previously filed as Exhibit (g)(1)(e) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(f)	Amendment dated May 1, 2016 — Previously filed as Exhibit (g)(1)(f) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(g)	Amendment dated May 1, 2016 (Appendix) — Previously filed as Exhibit (g)(1)(g) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(h)	Amendment dated June 16, 2016 to the Master Custodian Agreement (appendix) — Previously filed as Exhibit (g)(1)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(i)	Amendment dated June 17, 2016 to the Master Custodian Agreement (appendix) - Previously filed as Exhibit (g)(1)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(j)	Amendment dated June 30, 2016 to the Master Custodian Agreement – Previously filed as Exhibit (g)(1)(j) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(k)	Amendment dated October 15, 2016 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(k) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

(l)	Amendment dated March 13, 2017 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(l) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

(m)	Amendment dated May 5, 2017 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(m) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

(n)	Amendment dated August 30, 2017 to the Master Custodian Agreement – Filed herewith

(o)	Amendment dated November 15, 2017 to the Master Custodian Agreement – Filed herewith

2.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 9 to MainStay Funds Trust’s Registration Statement on February 28, 2011.*

(a)	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(2)(a) to Post-Effective Amendment No. to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

(b)	Amendment to Delegation Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(2)(b) to Post- Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

(c)	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(2)(c) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(d)	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(d) to Post-Effective Amendment No. 89 to MainStay Funds Trust's Registration Statement on February 26, 2016.*

(e)	Amendment dated May 1, 2016 – Previously filed as Exhibit (g)(2)(e) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(f)	Amendment dated May 1, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(f) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(g)	Amendment dated June 16, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(g) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(h)	Amendment dated June 17, 2016 to the Master Delegation Agreement (appendix) - Previously filed as Exhibit (g)(2)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(i)	Amendment dated June 30, 2016 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016.*

(j)	Amendment dated October 15, 2016 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(j) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

(k)	Amendment dated March 13, 2017 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(k) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

(l)	Amendment dated May 5, 2017 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(l) to MainStay Funds Trust's Post-Effective Amendment No. 115 on August 10, 2017*

(m)	Amendment dated August 30, 2017 to the Master Delegation Agreement – Filed herewith

(n)	Amendment dated November 15, 2017 to the Master Delegation Agreement – Filed herewith

h.	Other Material Contracts

1.	Transfer Agency

(a)	Amended and Restated Transfer Agency and Service Agreement dated October 1, 2008 — Previously filed as Exhibit h (1)(a) to Post-Effective Amendment No. 96*

i.	Amendment dated April 24, 2009 — Previously filed as Exhibit (h)(1)(a)(i) to Post-Effective Amendment No. 107 on February 28, 2011*

ii.	Amendment dated October 16, 2009 — Previously filed as Exhibit (h)(1)(a)(ii) to Post-Effective Amendment No. 107 on February 28, 2011*

iii.	Amendment dated October 23, 2009 — Previously filed as Exhibit (h)(1)(a)(iii) to Post-Effective Amendment No. 107 on February 28, 2011*

iv.	Amendment dated October 30, 2009 — Previously filed as Exhibit (h)(1)(a)(iv) to Post-Effective Amendment No. 107 on February 28, 2011*

v.	Amendment dated November 12, 2009 — Previously filed as Exhibit (h)(1)(a)(i) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

vi.	Amendment dated November 24, 2009 — Previously filed as Exhibit (h)(1)(a)(ii) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

vii.	Amendment dated February 26, 2010 — Previously filed as Exhibit (h)(1)(a)(iii) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

viii.	Amendment dated March 30, 2010 — Previously filed as Exhibit (h)(1)(a)(iv) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

ix.	Amendment dated January 1, 2011 — Previously filed as Exhibit (h)(1)(a)(v) to MainStay Funds Trust’s Post-Effective Amendment No. 9 on February 28, 2011*

x.	Amendment dated January 1, 2012 — Previously filed as Exhibit (h)(1)(a)(i) to MainStay Funds Trust’s Post-Effective Amendment No. 40 on February 27, 2013*

xi.	Amendment dated January 1, 2013 — Previously filed as Exhibit (h)(1)(a)(x) to Post-Effective Amendment No. 120 on June 17, 2013*

xii.	Amendment dated July 11, 2014 — Previously filed as Exhibit (h)(1)(a)(xii) to Post-Effective Amendment No. 126 on February 27, 2015*

xiii.	Amendment dated February 29, 2016 — Previously filed as Exhibit (h)(1)(a)(xiii) to Post-Effective Amendment No. 129 on February 29, 2016*

xiv.	Amendment dated June 30, 2016 — Previously filed as Exhibit (h)(1)(a)(xi) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

xv.	Amendment dated March 13, 2017 — Previously filed as Exhibit (h)(1)(a)(xii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

xvi.	Amendment dated April 11, 2017 — Previously filed as Exhibit (h)(1)(a)(xiii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

xvii.	Amendment dated May 8, 2017 — Previously filed as Exhibit (h)(1)(a)(xiv) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

xviii.	Amendment dated November 15, 2017 – Filed herewith

xix.	Amendment dated February 28, 2018 – Filed herewith

2.	Amended and Restated Service Agreement with New York Life Benefit Services, Inc. — Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 80*

3.	Shareholder Services Plan (Class R1 shares) — Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 80*

4.	Shareholder Services Plan (Class R2 shares) — Previously filed as Exhibit (h)(6) to Post-Effective Amendment No. 80*

5.	Shareholder Services Plan (Class R3 shares) — Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 129 on February 29, 2016*

6.	Form of Indemnification Agreement — Previously filed as Exhibit (h)(10) to Post-Effective Amendment No. 80*

7.	Expense Limitation Agreements and Fee Waivers

(a)	Amended and Restated Expense Limitation Agreement dated February 28, 2018 — Filed herewith

(b)	Notice of Fee Waiver (Contractual — Large Cap Growth Fund) dated February 29, 2016 — Previously filed as Exhibit (h)(7)(b) to Post-Effective Amendment No. 129 on February 29, 2016*

8.	Regulatory Filing Support Services Agreement dated December 22, 2017 — Filed herewith

i.	Legal Opinion

1.	Opinion and consent of counsel — Filed herewith

j.	Other Opinions

1.	Consent of Independent Registered Public Accounting Firm — Filed herewith

k.	Omitted Financial Statements — Inapplicable

l.	Initial Capital Agreements — Inapplicable

m.	Rule 12b-1 Plan

1.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) — Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 80*

2.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) — Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 80*

3.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) — Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 80*

4.	Plan of Distribution pursuant to Rule 12b-1 (Class R2 shares) — Previously filed as Exhibit (m)(4) to Post- Effective Amendment No. 80*

5.	Plan of Distribution pursuant to Rule 12b-1 (Class R3 shares) — Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 129 on February 29, 2016*

6.	Plan of Distribution pursuant to Rule 12b-1 (Investor Class shares) — Previously filed as Exhibit m(6) to Post- Effective Amendment No. 95*

7.	Revised Schedules A (as of February 28, 2013) to the Plans of Distribution pursuant to Rule 12b-1 for Class A shares, Class B shares, Class C shares and Investor Class shares — Previously filed as Exhibit m(7) to Post- Effective Amendment No. 123*

8.	Plan Distribution pursuant to Rule 12b-1 (class T shares) — Previously filed as Exhibit (m)(17) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

n.	Rule 18f-3 Plan — Amended Multiple Class Plan Pursuant to Rule 18f-3 dated February 28, 2017 - Previously filed as Exhibit (n)(1) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

o.	Reserved

p.	Codes of Ethics

1.	Code of Ethics of The MainStay Funds dated September 2013 — Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 129 on February 29, 2016*

2.	Code of Ethics of Markston International LLC as of March 2013 — Previously filed as Exhibit (p)(2) to Post-Effective Amendment No. 126 on February 27, 2015*

3.	Code of Ethics of MacKay Shields LLC Code of Ethics dated July 2014 — Previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 126 on February 27, 2015*

4.	Code of Ethics of New York Life Investment Management Holdings LLC dated November 2016 — Previously filed as Exhibit (p)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

5.	Code of Ethics of Nuveen Investments Inc. (Winslow Capital Management, Inc.) dated September 2016 — Previously filed as Exhibit (p)(5) to Post-Effective Amendment No. 137 on August 10, 2017*

6.	Code of Ethics of Epoch Investment Partners, Inc. dated October 2016 — Previously filed as Exhibit (p)(3) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

Other Exhibits:

1.	Powers of Attorney — Previously filed as Exhibits to Post-Effective Amendment No. 106*

2.	Powers of Attorney (Blunt, Chow and Perold) — Previously filed as Exhibits to Post-Effective Amendment No. 129 on February 29, 2016*

3.	Power of Attorney (Hung) — Previously filed as an Exhibit to Post-Effective Amendment No. 135 on February 28, 2017*

4.	Power of Attorney (Lehneis) —Previously filed as an Exhibit to Post-Effective Amendment No. 138 on December 22, 2017*

* Incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article IV of The MainStay Funds’ (“Registrant’s”) Declaration of Trust states as follows:

Section 4.3. Mandatory Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys ‘ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof:

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, actions suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In addition, each Trustee has entered into a written agreement with the Trust pursuant to which the Trust is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds.

The list of officers and directors of New York Life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

EPOCH INVESTMENT PARTNERS, INC.

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Epoch, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No: 801-63118).

MACKAY SHIELDS LLC

MacKay Shields LLC (“MacKay Shields”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of MacKay Shields, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MacKay Shields (SEC File No: 801-5594).

MARKSTON INTERNATIONAL LLC

Markston International LLC (“Markston”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Markston, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Markston (SEC File No: 801-56141).

NYL INVESTORS LLC

NYL Investors LLC (“NYL Investors “) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of NYL Investors, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NYL Investors (SEC File No: 801-78759).

WINSLOW CAPITAL MANAGEMENT INC.

Winslow Capital Management Inc. (“Winslow Capital”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Winslow Capital, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Winslow Capital (SEC File No: 801-41316) .

The list of officers and directors of Winslow Capital, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Winslow Capital (SEC File No: 801-41316 .

ITEM 32. PRINCIPAL UNDERWRITERS

a. Inapplicable

b. Inapplicable

c. Inapplicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, 30 Hudson Street, Jersey City, NJ 07302; Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022; MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10105; Markston International LLC, 445 Hamilton Avenue, White Plains, New York 10601; and Winslow Capital Management, LLC, 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Records relating to the duties of the custodian for each series of The MainStay Funds are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111-2900. Records relating to the duties of the transfer agent of The MainStay Funds are maintained by DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and that it has duly caused this Post-Effective Amendment No. 139 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City in the State of New Jersey, on the 27th day of February, 2018.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 139 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 27, 2018.

SIGNATURE	TITLE

/s/ Kirk C. Lehneis	President and Principal Executive Officer
Kirk C. Lehneis

/s/ Susan B Kerley*	Trustee and Chairman of the Board
Susan B Kerley

/s/ David H. Chow*	Trustee
David H. Chow

/s/ Yie-Hsin Hung*	Trustee
Yie-Hsin Hung

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Jacques P. Perold*	Trustee
Jacques P. Perold

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By: /s/ J. Kevin Gao	Secretary
J. Kevin Gao
As Attorney-in-Fact

* Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

(a)(36)	Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share effective February 28, 2018
(d)(1)(b)	Amendment dated February 28, 2018 to the Management Agreement
(d)(2)(a)	Amended and Restated Subadvisory Agreement between MacKay Shields LLC and NYLIM, dated January 1, 2018
(d)(2)(b)	Amendment dated February 28, 2018 to the MacKay Shields Subadvisory Agreement
(g)(1)(n)	Amendment dated August 30, 2017 to the Master Custodian Agreement
(g)(1)(o)	Amendment dated November 15, 2017 to the Master Custodian Agreement
(g)(2)(m)	Amendment dated August 30, 2017 to the Master Delegation Agreement
(g)(2)(n)	Amendment dated November 15, 2017 to the Master Delegation Agreement
(h)(1)(a)(xviii)	Amendment dated November 15, 2017 to the Transfer Agency Agreement
(h)(1)(a)(xix)	Amendment dated February 28, 2018 to the Transfer Agency Agreement
(h)(7)(a)	Expense Limitation Agreement dated February 28, 2018
(h)(8)	Regulatory Services Agreement dated December 22, 2017
i 1	Opinion and Consent of Counsel
j 1	Consent of Independent Registered Public Accounting Firm